Bridget A. Macaskill                                                    [logo}
President and                                                 OppenheimerFunds
Chief Executive Officer                                 OppenheimerFunds, Inc.
                                            Two World Trade Center, 34th Floor
                                                       New York, NY 10048-0203
                                                                  800 525-7048
                                                      www.oppenheimerfunds.com



                                 April 30, 1997

Dear Oppenheimer Fund Shareholder:

      One of the things we price ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for shareholder of our funds. I am writing to you today to let you know about one of those opportunities - a positive change that has been proposed for Oppenheimer Fund.

      After careful consideration, the Board of Trustees agreed that it would be in the best interest of shareholders of Oppenheimer Fund to reorganize into Oppenheimer Multiple Strategies Fund. A shareholder meeting has been scheduled in June, and all Oppenheimer Fund shareholders of record on April 11th are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Multiple Strategies Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?

      Both Oppenheimer Fund and Multiple Strategies Fund invest their assets in a variety of different securities, and are designed for long-term investors seeking capital appreciation. We believe that Multiple Strategies Fund's flexible management approach, and its ability to include fixed-income securities, allows the Fund to respond more effectively to changing market and economic conditions, and can offer shareholders even better investment opportunities over the long term.

      Another benefit for shareholders is the greater economy of scale resulting from consolidation into a much larger fund. By merging into Multiple Strategies Fund - which now has over $315 million in assets - former shareholders of Oppenheimer Fund may benefit from a lower expense ration as costs are spread among a larger number of shares.

How to you vote?

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund - and ultimately for you a s a shareholder to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7049.

      As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                   Sincerely,

                                          /s/ Bridget A. Macaskill

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class A Shares                June 17, 1997

Your shareholder              Your prompt response can save your Fund
vote is important!            the expense of another mailing.

                      Please mark your proxy on the reverse
                      side, date and sign it, and return it
                     promptly in the accompanying envelope,
                     which requires no postage if mailed in
                               the United States.

                 Please detach at perforation before mailing.

Oppenheimer Fund                      Proxy for Special Shareholders Meeting
                            to be held June 17, 1997

The undersigned shareholder of        Proxy solicited on behalf of the Board
Oppenheimer Fund (the "Fund"), does   of Trustees, who recommend a vote FOR the
hereby appoint George C. Bowen,       proposal on the reverse side.  The shares
Robert Bishop and Scott Farrar, and   represented hereby will be voted as
each of them, as attorneys-in-fact    indicated on the reverse side or FOR if no
and proxies of the undersigned,       choice is indicated.
with full power of substitution, to
attend the Special Meeting of
Shareholders of the Fund to be held
on June 17, 1997, at 6803 South
Tucson Way, Englewood, Colorado
80112 at 10:00 A.M., Denver time,
and at all adjournments thereof,
and to vote the shares held in the
name of the undersigned on the
record date for said meeting on the
Proposal specified on the reverse
side.  Said attorneys-in-fact shall
vote in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             400

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class A Shares                June 17, 1997

Your shareholder vote is important!

                 Please detach at perforation before mailing.

The Proposal:     To approve an Agreement and Plan of Reorganization
                  dated as of October 10, 1996 by and between the Fund and Oppenheimer Multiple Strategies Fund
                  ("OMSF") and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Multiple
                  Strategies Fund and the assumption by Oppenheimer
                  Multiple Strategies Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

                  / / For           / / Against             / /Abstain

NOTE: Please sign excatly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                        Dated:                          , 1997
                        --------------------------------------
                                 (Month)              (Day)

                        Signature(s)
                        --------------------------------------

                        Signature(s)
                        --------------------------------------
                        Please read both sides of this ballot.             400
                                                                            OVER

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class B Shares                June 17, 1997

Your shareholder              Your prompt response can save your Fund
vote is important!            the expense of another mailing.

                      Please mark your proxy on the reverse
                      side, date and sign it, and return it
                     promptly in the accompanying envelope,
                     which requires no postage if mailed in
                               the United States.

                 Please detach at perforation before mailing.

Oppenheimer Fund                      Proxy for Special Shareholders Meeting
                            to be held June 17, 1997

The undersigned shareholder of        Proxy solicited on behalf of the Board
Oppenheimer Fund (the "Fund"), does   of Trustees, who recommend a vote FOR the
hereby appoint George C. Bowen,       proposal on the reverse side.  The shares
Robert Bishop and Scott Farrar, and   represented hereby will be voted as
each of them, as attorneys-in-fact    indicated on the reverse side or FOR if no
and proxies of the undersigned,       choice is indicated.
with full power of substitution, to
attend the Special Meeting of
Shareholders of the Fund to be held
on June 17, 1997, at 6803 South
Tucson Way, Englewood, Colorado
80112 at 10:00 A.M., Denver time,
and at all adjournments thereof,
and to vote the shares held in the
name of the undersigned on the
record date for said meeting on the
Proposal specified on the reverse
side.  Said attorneys-in-fact shall
vote in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             400

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class B Shares                June 17, 1997

Your shareholder vote is important!

                 Please detach at perforation before mailing.

The Proposal:     To approve an Agreement and Plan of Reorganization
                  dated as of October 10, 1996 by and between the Fund and Oppenheimer Multiple Strategies Fund
                  ("OMSF") and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Multiple
                  Strategies Fund and the assumption by Oppenheimer
                  Multiple Strategies Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

                  / / For           / / Against             / /Abstain

NOTE: Please sign excatly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                        Dated:                          , 1997
                        --------------------------------------
                                 (Month)              (Day)

                        Signature(s)
                        --------------------------------------

                        Signature(s)
                        --------------------------------------
                        Please read both sides of this ballot.             400
                                                                            OVER

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class C Shares                June 17, 1997

Your shareholder              Your prompt response can save your Fund
vote is important!            the expense of another mailing.

                      Please mark your proxy on the reverse
                      side, date and sign it, and return it
                     promptly in the accompanying envelope,
                     which requires no postage if mailed in
                               the United States.

                 Please detach at perforation before mailing.

Oppenheimer Fund                      Proxy for Special Shareholders Meeting
                            to be held June 17, 1997

The undersigned shareholder of        Proxy solicited on behalf of the Board
Oppenheimer Fund (the "Fund"), does   of Trustees, who recommend a vote FOR the
hereby appoint George C. Bowen,       proposal on the reverse side.  The shares
Robert Bishop and Scott Farrar, and   represented hereby will be voted as
each of them, as attorneys-in-fact    indicated on the reverse side or FOR if no
and proxies of the undersigned,       choice is indicated.
with full power of substitution, to
attend the Special Meeting of
Shareholders of the Fund to be held
on June 17, 1997, at 6803 South
Tucson Way, Englewood, Colorado
80112 at 10:00 A.M., Denver time,
and at all adjournments thereof,
and to vote the shares held in the
name of the undersigned on the
record date for said meeting on the
Proposal specified on the reverse
side.  Said attorneys-in-fact shall
vote in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             400

Oppenheimer Fund              Proxy for Shareholders Meeting To Be Held
Class C Shares                June 17, 1997

Your shareholder vote is important!

                 Please detach at perforation before mailing.

The Proposal:     To approve an Agreement and Plan of Reorganization
                  dated as of October 10, 1996 by and between the Fund and Oppenheimer Multiple Strategies Fund
                  ("OMSF") and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Multiple
                  Strategies Fund and the assumption by Oppenheimer
                  Multiple Strategies Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

                  / / For           / / Against             / /Abstain

NOTE: Please sign excatly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                        Dated:                          , 1997
                        --------------------------------------
                                 (Month)              (Day)

                        Signature(s)
                        --------------------------------------

                        Signature(s)
                        --------------------------------------
                        Please read both sides of this ballot.             400
                                                                            OVER

                               OPPENHEIMER FUND
                Two World Trade Center, New York, NY 10048-0203
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 17, 1997

To the Shareholders of Oppenheimer Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Fund, an open-end, management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 17, 1997, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon approval of the Agreement and Plan of Reorganization dated as of October 10, 1996 (the "Reorganization Agreement") by and between Oppenheimer Multiple Strategies Fund ("OMSF"), and Oppenheimer Fund (the "Fund"), and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of Oppenheimer Fund to OMSF in exchange for Class A, Class B and Class C shares of OMSF, (ii) the distribution of such shares of OMSF to shareholders of the Fund in complete liquidation of the Fund, and (iii) the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on April 11, 1997 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Oppenheimer Fund recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary

April 30, 1997

Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                     OPPENHEIMER MULTIPLE STRATEGIES FUND
                Two World Trade Center, New York, NY 10048-0203
                                1-800-525-7048

                        PROXY STATEMENT AND PROSPECTUS

This Proxy Statement and Prospectus is being furnished to shareholders of Oppenheimer Fund, an open-end, management investment company, in connection with the solicitation by the Board of Trustees of Oppenheimer Fund (the "Board") of proxies to be used at the Special Meeting of Shareholders of Oppenheimer Fund, to be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 17, 1997, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about April 30, 1997.

At the Meeting, shareholders of Oppenheimer Fund will be asked to consider and vote upon approval of the Agreement and Plan of Reorganization, dated as of October 10, 1996 (the "Reorganization Agreement"), between Oppenheimer Multiple Strategies Fund ("OMSF"), an open-end, management investment company, and Oppenheimer Fund, and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of Oppenheimer Fund to OMSF in exchange for Class A, Class B and Class C shares of OMSF and the assumption by OMSF of certain liabilities of the Fund, the distribution of such shares of OMSF to shareholders of the Fund in complete liquidation of the Fund and the cancellation of the outstanding shares of the Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of Oppenheimer Fund will receive that number of Class A, Class B and Class C shares of OMSF having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Oppenheimer Fund. This transaction is being structured as a tax-free reorganization. See "Approval of the Reorganization."

Concurrently with this proxy statement, the shareholders of Oppenheimer Strategic Income & Growth Fund ("OSI&GF") are being asked to approve a reorganization of Oppenheimer Strategic Income & Growth Fund into OMSF. The implementation of the proposed Reorganization of Oppenheimer Fund into OMSF is not contingent upon approval of the proposed OSI&GF Reorganization. Similarly, implementation of the proposed reorganization of OSI&GF into OMSF is not contingent upon approval of the proposed Reorganization of

Oppenheimer Fund. Your vote is independent of that of the shareholders of OSI&GF.

OMSF currently offers Class A, Class B and Class C shares. Class A shares are sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months from the end of the calendar month when purchased; this period has been reduced to 12 months for purchases on or after May 1, 1997). Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase; and Class C shares are sold without a front end sales charge but may be subject to a CDSC if not held for one year. Shareholders of the Fund will receive Class A shares of OMSF and no sales charge will be imposed on the OMSF Class A shares received by the Fund's shareholders.

OMSF is a mutual fund that seeks high total investment return consistent with preservation of principal. In seeking this objective, the Fund may invest in different types of securities, including common stocks and other equity securities, money market securities, and bonds and other debt securities. The Fund may invest up to 35% of its total assets in lower-rated, high yield debt securities commonly known as "junk bonds."

OMSF has filed with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of OMSF to be offered to the shareholders of the Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of OMSF filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to OMSF has been prepared by and is the responsibility of OMSF. Information contained or incorporated by reference herein relating to the Fund has been prepared by and is the responsibility of the Fund.

This Proxy Statement and Prospectus sets forth concisely information about OMSF that a prospective investor should know before voting on the Reorganization.

The following documents have been filed with the SEC, are incorporated by reference herein, and are available without charge upon written request to the transfer and shareholder servicing agent for OMSF, OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number for OMSF shown above: (i) a Prospectus for OMSF dated January 15, 1997, revised March 6, 1997; (ii) a Statement of Additional Information about OMSF, dated January 15, 1997, revised March 6, 1997 (the "OMSF Additional Statement"), which contains more detailed information about OMSF and its management, and (iii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 23, 1997 filed as part of the OMSF Registration Statement on Form N-14.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of OMSF or Oppenheimer Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated April 23, 1997.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                        Page

COMPARATIVE FEE TABLES...............................................

SYNOPSIS.............................................................
   Parties to the Reorganization.....................................
   The Reorganization................................................
   Tax Consequences of the Reorganization............................
   Investment Objectives and Policies................................
   Investment Advisory and Distribution Plan Fees....................
   Purchases, Exchanges and Redemptions..............................

PRINCIPAL RISK FACTORS...............................................

APPROVAL OF THE REORGANIZATION (The Proposal)........................
   Board Approval of the Reorganization
   The Reorganization................................................
   Tax Aspects of the Reorganization
   Capitalization Table (Unaudited)

COMPARISON BETWEEN OMSF AND OPPENHEIMER FUND.........................
   Comparison of Investment Objectives, Policies
      and Restrictions...............................................
   Special Investment Methods........................................
   Investment Restrictions...........................................
   Additional Comparative Information................................

INFORMATION CONCERNING THE MEETING...................................
   General...........................................................
   Record Date; Vote Required; Share Information.....................
   Proxies...........................................................
   Costs of the Solicitation and the Reorganization..................

MISCELLANEOUS........................................................
   Financial Information.............................................
   Public Information................................................

OTHER BUSINESS.......................................................

EXHIBIT A -    Agreement and Plan of Reorganization, dated
               as of October 10, 1996, by and between
               Oppenheimer Multiple Strategies Fund and
               Oppenheimer Fund......................................   A-1
EXHIBIT B - Average Annual Total Returns for the Period
               Ended September 30, 1996..............................   B-1

                            COMPARATIVE FEE TABLES

OMSF and Oppenheimer Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following tables show the direct expenses of investing in each class of either Oppenheimer Fund, OMSF, or OMSF as the surviving fund after giving effect to the reorganization:(1)

                              Oppenheimer Fund/
                      Oppenheimer Multiple Strategies Fund/
                              OMSF as the surviving Fund(1)
                              Class A     Class B           Class C
Transaction Charges

Maximum Sales Charge          5.75%       None              None
on Purchases (as a %
of offering price)

Maximum Deferred Sales        None(2)     5.0% in the       1% if shares
Charge (as a % of the                     first year,       redeemed within
lower of the original                     declining to      12 months of
offering price or                         1% in the         purchase
redemption proceeds)                      sixth year and
                                   eliminated
                                   thereafter

Maximum Sales Charge          None        None              None
on Reinvested Dividends

Exchange Fee                  None        None              None

(1)These direct expenses of OMSF as the surviving fund are the same for the combined fund (Oppenheimer Fund with OMSF), and the combined funds (Oppenheimer Fund and OSI&GF with OMSF). (2)If you invest $1 million or more ($500,000 or more for purchases by Retirement Plans) in Class A shares, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. This period has been reduced to 12 months for shares purchased on or after May 1, 1997.

Expenses of Oppenheimer Fund and OMSF; Pro Forma Expenses

Oppenheimer Fund and OMSF each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each of Oppenheimer Fund and OMSF. The following calculations are based on the expenses of Class A, Class B and Class C shares of Oppenheimer Fund and OMSF for the 12 months ended September 30, 1996. These amounts are shown as a percentage of the average net assets of each class of each of the funds. The pro forma fees reflect what the fee schedule would have been at September 30, 1996 if the Reorganization had occurred on either of those dates.

Oppenheimer Fund

                                          Class A   Class B       Class C
                                          Shares    Shares        Shares

Management Fees                           0.74%       0.74%       0.74%
12b-1 Plan Fees                           0.13%       1.00%       1.00%
Other Expenses                            0.36%       0.44%       0.37%
                                          -----       -----       -----
Total Fund Operating Expenses             1.23%       2.18%       2.11%

Oppenheimer Multiple Strategies Fund

                                        Class A   Class B        Class C
                                        Shares    Shares         Shares

Management Fees                         0.74%       0.74%        0.74%
12b-1 Plan Fees                         0.18%       1.00%        1.00%
Other Expenses                          0.29%       0.38%        0.33%
                                        -----       -----        -----
Total Fund Operating Expenses           1.21%       2.12%        2.07%

Pro Forma Combined Fund (Oppenheimer Fund with OMSF)

                                        Class A   Class B        Class C
                                        Shares    Shares         Shares

Management Fees                         0.72%       0.72%        0.72%
12b-1 Plan Fees                         0.15%       1.00%        1.00%
Other Expenses                          0.26%       0.37%        0.29%
                                        -----       -----        -----
Total Fund Operating Expenses           1.13%       2.09%        2.01%

Pro Forma Combined Funds (Oppenheimer Fund and
Oppenheimer Strategic Income & Growth Fund with OMSF)

                                        Class A   Class B        Class C
                                        Shares    Shares         Shares

Management Fees                         0.72%       0.72%        0.72%
12b-1 Plan Fees                         0.16%       1.00%        1.00%
Other Expenses                          0.27%       0.28%        0.29%
                                        -----       -----        -----
Total Fund Operating Expenses           1.15%       2.00%        2.01%

The 12b-1 fees for Class A shares of Oppenheimer Fund and Oppenheimer Multiple Strategies Fund are service plan fees. The service plan fees are a maximum of 0.25% of average annual net assets of Class A shares of both funds. The 12b-1 fees for Class B and Class C shares of both funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%. Oppenheimer Fund's Class C service fee is a maximum of 0.25%; Oppenheimer Fund's Class B and OMSF's Class B and Class C service fee is 0.25%.

Hypothetical Expenses

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in either Oppenheimer Fund, OMSF, or the combined fund or combined funds (both funds merged into OMSF), and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above.

For the 12 months ended September 30, 1996, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                       12 months ended September 30, 1996
                        1 year 3 years 5 years 10 years*

Oppenheimer Fund
  Class A Shares             $69          $94          $121          $198
  Class B Shares             $72          $98          $137          $205
  Class C Shares             $31          $66          $113          $244

                       12 months ended September 30, 1996
                        1 year 3 years 5 years 10 years*

Oppenheimer Multiple
Strategies Fund
  Class A Shares             $69          $94          $120          $196
  Class B Shares             $72          $97          $134          $201
  Class C Shares             $31          $65          $111          $240

Pro Forma Combined
Fund (Oppenheimer
Fund with OMSF)
  Class A Shares             $68          $91          $116          $187
  Class B Shares             $71          $95          $132          $195
  Class C Shares             $30          $63          $108          $234

Pro Forma Combined Funds
(Oppenheimer Fund and
OSI&GF with OMSF)
  Class A Shares             $69          $92          $117          $189
  Class B Shares             $70          $93          $128          $191
  Class C Shares             $30          $63          $108          $234

If you did not redeem your investment, it would incur the following expenses:

                       12 months ended September 30, 1996
                        1 year 3 years 5 years 10 years*

Oppenheimer Fund
  Class A Shares             $69          $94          $121          $198
  Class B Shares             $22          $68          $117          $205
  Class C Shares             $21          $66          $113          $244

Oppenheimer Multiple
Strategies Fund
  Class A Shares             $69          $94          $120          $196
  Class B Shares             $22          $66          $114          $201
  Class C Shares             $21          $65          $111          $240

Pro Forma Combined Fund
(Oppenheimer Fund with OMSF)
  Class A Shares             $68          $91          $116          $187
  Class B Shares             $21          $65          $112          $195
  Class C Shares             $20          $63          $108          $234

                       12 months ended September 30, 1996
                        1 year 3 years 5 years 10 years*

Pro Forma Combined Funds
(Oppenheimer Fund and
OSI&GF with OMSF)
  Class A Shares             $69          $92          $117          $189
  Class B Shares             $20          $63          $108          $191
  Class C Shares             $20          $63          $108          $234

*In the first set of examples (i.e., assuming you redeem at the end of each period shown), expenses include the Class A initial sales charge and the applicable Class B and Class C contingent deferred sales charge. In the second set of examples (i.e., assuming you do not redeem your investment), Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charge. The Class B expenses in years seven through ten are based on the respective Class A expenses shown above, because each fund automatically converts Class B shares into Class A shares after six years. Long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

                                   SYNOPSIS

The following is a synopsis of certain information contained or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Oppenheimer Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Exhibits hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Exhibits hereto in their entirety and, in particular, the current Prospectus of OMSF which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

OMSF (formerly named "Oppenheimer Asset Allocation Fund") is a diversified, open-end, management investment company organized as a Massachusetts business trust in 1987 as the result of the combination of three series of a mutual fund managed by OppenheimerFunds, Inc. into a single fund named Oppenheimer Asset Allocation Fund, with a new investment objective and policies. Oppenheimer Asset Allocation Fund was renamed OMSF on March 6, 1997, following a shareholders meeting at which certain investment policy changes were approved. One of those investment policy changes was a change in the fund's investment objective from "high total investment return" to "high total investment return consistent with preservation of principal." Those investment policy changes and the fund's new name Oppenheimer Multiple Strategies Fund better reflect the way OMSF is managed.

Oppenheimer Fund is an open-end management investment company organized in 1958 as a New York corporation and reorganized in 1985 as a Massachusetts business trust. OMSF and Oppenheimer Fund are each located at Two World Trade Center, New York, New York 10048- 0203. OppenheimerFunds, Inc. (the "Manager") acts as investment adviser to OMSF and Oppenheimer Fund. OppenheimerFunds Distributor, Inc. (the "Distributor"), a subsidiary of the Manager, acts as the distributor of shares of OMSF and Oppenheimer Fund. Additional information about OMSF and Oppenheimer Fund are set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Oppenheimer Fund to OMSF in exchange for Class A, Class B and Class C shares of OMSF and the assumption by OMSF of certain liabilities of the Fund. The net asset value of OMSF Class A, Class B and Class C shares issued in the exchange will equal the value of the assets of Oppenheimer Fund received by OMSF. Following the Closing of the Reorganization, presently scheduled for June 20, 1997, Oppenheimer Fund will distribute the Class A, Class B and Class C shares of OMSF received by Oppenheimer Fund on the Closing Date to holders of Class A, Class B and Class C shares of Oppenheimer Fund, respectively. As a result of the Reorganization, each Oppenheimer Fund shareholder will receive that number of full and fractional OMSF Class A, Class B and Class C shares equal in value to such shareholder's pro rata interest in the net assets transferred to OMSF as of the Valuation Date (as hereinafter defined). For further information about the Reorganization, see "Approval of the Reorganization" below.

For the reasons set forth below under "Approval of the Reorganization - Reasons for the Reorganization," the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the

Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of Oppenheimer Fund and its shareholders and that the interests of existing Oppenheimer Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Oppenheimer Fund shareholders. The Board of Trustees of OMSF has also approved the Reorganization and determined that the interests of existing OMSF shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, Oppenheimer Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Approval of the Reorganization will require the affirmative vote of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of Oppenheimer Fund. See "Information
Concerning the Meeting Record Date; Vote Required; Share
Information."

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, Oppenheimer Fund and OMSF will have received an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by either fund, or the shareholders of either fund, for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization -Tax Aspects of the Reorganization" below.

Investment Objectives and Policies

Oppenheimer Multiple Strategies Fund

Oppenheimer Multiple Strategies Fund seeks its investment objective by investing its assets in a variety of different types of securities, including common stocks and other equity securities, bonds and other debt securities, and money market securities. OMSF may also use hedging instruments to manage or "hedge" against investment risks. OMSF's hedging instruments may include put and call options, forward contracts, certain futures and options on futures.

As a matter of non-fundamental investment policy (which may be changed by the Board of Trustees without shareholder approval), OMSF: (1) will invest at least 25% of its total assets in equity securities, and (2) will invest at least 25% of its total assets in fixed-income senior securities. OMSF may not invest more than 35% of its total assets in non-investment grade securities. The Manager does not rely solely on ratings of securities in making investment decisions, but evaluates other business and economic factors affecting the issuer as well. OMSF does not have any limit on the amount of foreign securities it may purchase. However, OMSF does not expect have more than 50% of its total assets invested in foreign securities.

From time to time the Manager reallocates OMSF's assets among the different investment categories listed above. That allocation is based upon many factors, including the Manager's evaluation of general economic and market conditions in the U.S. and abroad and its expectations as to the potential total return of a particular category of investments. For example, at certain times, equity securities may be emphasized. When stock market conditions are unstable, OMSF may reallocate its assets to debt securities, with emphasis on money market instruments. Using this "asset allocation" approach, the proportion of OMSF's assets invested in any one type of investment will vary from time to time.

Oppenheimer Fund

Oppenheimer Fund, in seeking its primary investment objective of capital appreciation, invests principally in common stocks that the Manager believes offer growth possibilities. However, the Manager follows a flexible approach to investment at all times. Investments may also include preferred stocks, convertible securities, and rights or warrants. To achieve its secondary objective of income consistent with capital growth, Oppenheimer Fund invests in dividend-paying common stocks and may also invest in domestic and foreign corporate debt securities and obligations of the U.S. and foreign governments. Oppenheimer Fund may try to hedge against losses in the value of its portfolio securities by using hedging instruments, including put and call options, forward contracts, certain futures and options on futures.

Investment Advisory and Distribution Plan Fees

OMSF and Oppenheimer Fund obtain investment management services from OppenheimerFunds, Inc. pursuant to the terms of their respective investment advisory agreements. The management fee, which declines on additional assets as each fund grows, is payable to OppenheimerFunds, Inc. monthly and is computed on the net asset value of each fund as of the close of business each day.

OMSF and Oppenheimer Fund each pay a management fee at the rate of 0.75% of the first $200 million of their respective average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million.

OMSF and Oppenheimer Fund, for each of their Class A, Class B and Class C shares, have adopted separate service and/or distribution plans pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the 12b-1 plans, Class A shares of OMSF and Class A and Class C shares of Oppenheimer Fund are authorized to reimburse or, as to Class B and Class C shares of OMSF and Class B shares of Oppenheimer Fund, to compensate, OFDI, respectively, for costs incurred in connection with the distribution of shares and the servicing of shareholder accounts that hold the fund's shares.

The current maximum annual fee payable by shares of OMSF and Oppenheimer Fund pursuant to their service and/or distribution plans is: (i) as to Class A shares of OMSF, an annual service fee of 0.25%, and for Oppenheimer Fund shares sold on or after April 1, 1991, an annual service fee of 0.25% and for Oppenheimer Fund shares sold before April 1, 1991, an annual service fee of 0.15%, (ii) as to Class C shares of Oppenheimer Fund, a maximum annual 1.00% (consisting of a 0.25% maximum service fee and 0.75% "asset-based sales charge") and (iii) as to Class B and Class C shares of OMSF and Class B shares of Oppenheimer Fund, an annual 1.00% (consisting of a 0.25% service fee and 0.75% "asset-based sales charge"), respectively, of average annual net assets.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of both OMSF and Oppenheimer Fund may be made through OppenheimerFunds Distributor, Inc. ("OFDI"), the distributor for OMSF and Oppenheimer Fund, or through any dealer, broker or financial institution that has a sales agreement with OFDI. In addition, a shareholder of both funds may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of both OMSF and Oppenheimer Fund are sold subject to an initial sales charge. Class B and Class C shares of both funds are generally sold without a front-end sales charge but may be subject to a CDSC upon redemption as described below. See "Comparative Fee Tables -- Transaction Charges," above for a complete description of such sales charges.

The Class A shares of OMSF to be issued under the Reorganization Agreement will be issued by OMSF at net asset value without a sales charge. The sales charge on Class A shares of OMSF will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of OMSF in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of OMSF, if any, may be reinvested without sales charge into Class A shares of OMSF or of any other fund within the OppenheimerFunds family.

Exchanges. Shareholders of OMSF and Oppenheimer Fund may exchange their shares at net asset value for shares of the same class of mutual funds distributed by OFDI, subject to certain conditions. For purposes of the exchange privilege, shares without a class designation are considered as "Class A" shares. OMSF offers automatic exchange plans providing for systematic exchanges from OMSF of a specified amount for shares of other funds within the OppenheimerFunds family.

Redemptions. Shares of OMSF and shares of Oppenheimer Fund may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted. Certain large investments in Class A shares of OMSF and Oppenheimer Fund that were exempt from the front-end sales charge upon purchase may be subject to a CDSC upon redemption. See "Comparative Fee Tables - Transaction Charges," above. Class B shares of OMSF and Oppenheimer Fund may be redeemed at their net asset value per share, subject to a maximum CDSC of 5.0% for redemptions occurring within six years of purchase. Class C shares of OMSF and Oppenheimer Fund may be redeemed at their net asset value per share, subject to a CDSC of 1% if such shares are redeemed during the first 12 months following their purchase. Class A, Class B and Class C shares of OMSF received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed as a result of the Reorganization.

Shareholders of OMSF and Oppenheimer Fund may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or Class B shares that were purchased by reinvesting dividends or distributions or that were subject to the Class B CDSC when redeemed, within six months of a redemption at net asset value in Class A shares of OMSF or Oppenheimer Fund or any of numerous mutual funds within the OppenheimerFunds family. This reinvestment privilege is not available for Class C shares of OMSF or Oppenheimer Fund.

Shareholders of the funds may redeem their shares by written request or by telephone request in certain stated amounts. Shareholders of Oppenheimer Fund may also arrange to have share redemption proceeds wired, for a fee, to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. OMSF and Oppenheimer Fund may redeem accounts valued at less than $500 or $200, respectively, if the account has fallen below such stated amount for reasons other than market value fluctuations. OMSF and Oppenheimer Fund offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

                            PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in OMSF, shareholders should carefully consider the following summary of risk factors relating to both OMSF and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. A more complete description of risk factors for each fund is set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information. As a general matter, OMSF and the Fund are intended for investors seeking capital appreciation. There is no assurance that either OMSF or the Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal amount invested.

Stock Investment Risks

Since OMSF and Oppenheimer Fund each normally invest a substantial portion of their assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. As a matter of non-fundamental investment policy, OMSF will invest at least 25% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stock. Both funds attempt to limit certain market risks by diversifying their investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the fund's assets in any one company.

Interest Rate Risks

Both OMSF and Oppenheimer Fund may invest in corporate debt securities issued by domestic or foreign companies, and in obligations issued by the U.S. Government, its agencies or instrumentalities, or by foreign governments. As a matter of non- fundamental investment policy, OMSF will invest at least 25% of its total assets in fixed-income senior securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of debt securities held by OMSF or Oppenheimer Fund mean that the fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the fund's portfolio of debt securities.

Foreign Securities

Neither OMSF nor Oppenheimer Fund has any limit on the amount of foreign securities it may purchase. However, normally OMSF does not expect to have more than 50% of its assets invested in foreign securities.

Investing in foreign securities involves considerations and risks not associated with investments in securities of U.S. issuers. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Settlement periods for securities transactions may be longer than in the U.S.

Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

Securities of foreign issuers that are represented by American depository receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities traded and held abroad.

Special Risks of Investing in Lower-Grade Securities

OMSF  may  invest  up to  35%  of its  total  assets  in  domestic  and  foreign high-yield, "lower-grade" debt securities (including both rated and unrated securities). "Lower-grade" debt securities generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating below "BBB" by Standard & Poor's Corporation or below "Baa" by Moody's Investors Service, Inc. or similar ratings by other nationally-recognized rating organizations, or, if unrated, are judged by the Manager to be comparable to such lower-rated securities.

High yield, lower-grade securities, whether rated or unrated, may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities, and may be considered to have certain speculative risks. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Foreign Securities," above.

These risks mean that OMSF may not achieve the income it expects from lower-grade securities, and that the Fund's net asset values per share may be affected by declines in value of these securities. However, OMSF's allocation of its assets among different types of investments under normal conditions may reduce some of the risk that investing in these securities can have on the value of the Fund's shares, as will the Fund's policy of diversifying its investments.

Derivative Investments

OMSF and Oppenheimer Fund can invest in a number of different kinds of derivative investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, exchange-traded options and futures contracts may be considered "derivative investments." Neither OMSF or Oppenheimer Fund may purchase or sell physical commodities; however, both funds may buy and sell foreign currency in hedging transactions. OMSF may buy or sell options and futures contracts or invest in securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities. Oppenheimer Fund cannot invest in commodities contracts other than the hedging instruments permitted by its other fundamental investment policies.

There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the fund will realize less principal or income from the investment than expected. Certain derivative investments held by the funds may trade in the over-the-counter market and may be illiquid.

Concentration of Investments

Oppenheimer Fund reserves the right to concentrate up to 50% of its assets in any one industry and may do so when the Manager deems it appropriate to seek to achieve the Fund's investment objectives. Such concentration would possibly occur only when trends in the market as a whole were considered unfavorable but at the same time a particular industry was believed to afford better-than-average prospects. Except in that case, it is not the intention of the Fund to concentrate more than 25% of the value of its total assets in any one industry.

                 APPROVAL OF THE REORGANIZATION (THE PROPOSAL)

Board Approval

At its meeting on October 16, 1996, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization
Agreement, determined that the Reorganization is in the best interests of Oppenheimer Fund and its shareholders and resolved to recommend that Oppenheimer Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of Oppenheimer Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OFI. These materials included financial statements as well as other written information regarding OFI and its personnel, operations, and financial condition. Consideration was given to comparative information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board also considered information with respect to the relative performance of the funds. See Exhibit B to this Proxy Statement.

The Board also considered that the annual operating expenses of OMSF are lower than Oppenheimer Fund's, as a percentage of assets, and would be lower on a pro forma basis after giving effect to the Reorganization, than the operating expenses of Oppenheimer Fund, resulting in a savings to Fund shareholders. Refer to "Expenses of Oppenheimer Fund and OMSF; Pro Forma Expenses" on pages 6 and 7. The Board also considered the fact that after the Reorganization, the shareholders of Oppenheimer Fund will be shareholders of a larger fund and may incur lower operating, transfer agency and other expenses which may result from anticipated economies of scale. It was also noted that those anticipated economies of scale would be further increased if the reorganization of Oppenheimer Strategic Income & Growth Fund with and into OMSF is approved by shareholders of Oppenheimer Strategic Income & Growth Fund.

In addition, the Board determined that the purchase, exchange and redemption procedures and privileges provided by OMSF are comparable to those of Oppenheimer Fund, and that Oppenheimer Fund shareholders currently exempt from payment of certain transaction- based sales charges will continue to be so exempt as shareholders of OMSF.

The OMSF Board of Trustees, including the Trustees who are not "interested persons" of OMSF, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of OMSF and its shareholders. The OMSF Board further determined that the
Reorganization would not result in dilution of the OMSF's shareholders' interests. The OMSF Board considered, among other things, that an increase in OMSF's asset base as a result of the Reorganization should benefit OMSF shareholders due to the economies of scale available to a larger fund. These economies of scale should result in lower costs per account for each OMSF shareholder through lower operating expenses and transfer agency expenses.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (i) substantially all of the assets of Oppenheimer Fund would be transferred to OMSF in exchange for Class A, Class B and Class C shares of OMSF and the assumption by OMSF of certain liabilities of the Fund, (ii) these shares would be distributed among shareholders of Oppenheimer Fund in complete liquidation of Oppenheimer Fund and (iii) the outstanding shares of Oppenheimer Fund would be canceled.

Prior to the Closing Date (as hereinafter defined), Oppenheimer Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. OMSF will not assume any liabilities or obligations of Oppenheimer Fund other than those reflected on an unaudited statement of assets and liabilities of Oppenheimer Fund prepared as of the Valuation Date and that are agreed to by OMSF. In this regard, Oppenheimer Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) Oppenheimer Fund's expenses of liquidation and (b) its liabilities, other than those assumed by OMSF. The number of full and fractional Class A, Class B and Class C shares of OMSF to be issued to the Fund will be determined on the basis of their relative net asset values per share, computed as of the close of business of the New York Stock Exchange, Inc. on June 19, 1997 or at such time on such earlier or later date as may be mutually agreed upon in writing (the "Valuation Date"). The Closing Date for the Reorganization will be the next business day following the Valuation Date.

OFI will utilize the valuation procedures set forth in the Prospectus and Statement of Additional Information of OMSF to determine the value of Oppenheimer Fund's assets to be transferred to OMSF pursuant to the Reorganization, the value of OMSF's assets and the net asset value of Class A, Class B and Class C shares of OMSF. Such values will be computed by OFI as of the Valuation Date in a manner consistent with its regular practice in pricing OMSF.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, OMSF will be in compliance with all of its investment policies and restrictions. Oppenheimer Fund will recognize capital gain or loss on any sales made pursuant to this condition. As noted in "Tax Aspects of the Reorganization" below, if Oppenheimer Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Contemporaneously with the closing or as soon thereafter as is practicable, Oppenheimer Fund will be liquidated and Oppenheimer Fund will distribute or cause to be distributed pro rata to Oppenheimer Fund shareholders of record as of the close of business on the Valuation Date the full and fractional Class A, Class B and Class C shares of OMSF received by Oppenheimer Fund. Upon such liquidation, all issued and outstanding shares of Oppenheimer Fund will be cancelled on Oppenheimer Fund's books and Oppenheimer Fund shareholders will have no further rights as shareholders of Oppenheimer Fund. To assist Oppenheimer Fund in the distribution of OMSF shares, OMSF will, in accordance with a shareholder list supplied by Oppenheimer Fund, cause its transfer agent to credit and confirm an appropriate number of Class A, Class B and Class C shares of OMSF to each shareholder of Oppenheimer Fund.

Certificates for shares of OMSF will be issued upon written request of a former shareholder of Oppenheimer Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of OMSF. Former shareholders of Oppenheimer Fund who wish certificates representing their shares of OMSF must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Oppenheimer Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer or exchange any shares of OMSF. After the closing of the Reorganization, Oppenheimer Fund will not conduct any business expect in connection with the winding up of its affairs.

Under the Reorganization Agreement, within one year after the Closing Date, Oppenheimer Fund shall: either (i) transfer any remaining amount of the Cash Reserve to OMSF, if such remaining amount is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of Oppenheimer Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Oppenheimer Fund shares outstanding on the Valuation Date.

Approval of the Reorganization will require the affirmative vote of a "majority" (as defined in the Investment Company Act) of the outstanding shares of Oppenheimer Fund represented in person or by proxy at the Meeting and entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of Oppenheimer Fund, the Trustees of Oppenheimer Fund will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, Oppenheimer Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending with its dissolution (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of Oppenheimer Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Oppenheimer Fund for Class A, Class B and Class C shares of OMSF and the assumption by OMSF of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Oppenheimer Fund has represented to KPMG Peat Marwick LLP, its auditors and special tax adviser to Oppenheimer Fund for purposes of the Reorganization, that to Oppenheimer Fund's best knowledge, there is no plan or intention by any Oppenheimer Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to Oppenheimer Fund's best knowledge, there is no plan or intention on the part of the remaining Oppenheimer Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of OMSF shares received in the transaction that would reduce Oppenheimer Fund shareholders' ownership of OMSF shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Oppenheimer Fund shares as of the same date. Oppenheimer Fund and OMSF have each further represented to the fact that, as of the Closing Date, Oppenheimer Fund and OMSF will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, OMSF and Oppenheimer Fund will receive the opinion of KPMG Peat Marwick LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

      1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Oppenheimer Fund and OMSF will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

      3.    No  gain  or  loss  will  be  recognized  by  the   shareholders  of
            Oppenheimer Fund upon the distribution of shares of beneficial interest in OMSF to the shareholders of the Fund, pursuant to
            Section 354 of the Code.

      4. Under Section 361(a) of the Code no gain or loss will be recognized by Oppenheimer Fund by reason of the transfer of its assets solely in exchange for Class A, Class B and Class C shares of OMSF, respectively.

      5. Under Section 1032 of the Code no gain or loss will be recognized by OMSF by reason of the transfer of substantially all of Oppenheimer Fund's assets solely in exchange for Class A, Class B and Class C shares of OMSF, respectively, and OMSF's assumption of certain liabilities of Oppenheimer Fund.

      6. The shareholders of Oppenheimer Fund will have the same tax basis and holding period for the shares of beneficial interest in OMSF that they receive as they had for the shares of Oppenheimer Fund that they previously held, pursuant to Sections 358(a) and 1223(1), respectively, of the Code.

      7. The securities transferred by Oppenheimer Fund to OMSF will have the same tax basis and holding period in the hands of OMSF as they had for Oppenheimer Fund, pursuant to Sections 362(b) and 1223(1), respectively, of the Code.

Shareholders of Oppenheimer Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of Oppenheimer Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of OMSF and Oppenheimer Fund and indicates the pro forma combined capitalization as of September 30, 1996 as if the Reorganization had occurred on that date.

                                                                  Net Asset
                                                Shares            Value
September 30, 1996            Net Assets        Outstanding       Per Share
------------------            ----------        -----------       ---------

Oppenheimer Fund
   Class A Shares             $276,725,396      22,168,406        $12.48
   Class B Shares             $  2,039,515         164,776        $12.38
   Class C Shares             $  4,311,747         352,590        $12.23

Oppenheimer Multiple
Strategies Fund
   Class A Shares             $264,358,580      18,756,434        $14.09
   Class B Shares             $  5,996,160         428,130        $14.01
   Class C Shares             $ 21,087,007       1,503,813        $14.02

Pro Forma Combined
Fund (Oppenheimer Fund
with OMSF)*
   Class A Shares             $541,083,976      38,396,278        $14.09
   Class B Shares             $  8,035,675         573,706        $14.01
   Class C Shares             $ 25,398,754       1,811,356        $14.02

Pro Forma Combined Funds
(Oppenheimer Fund &
Oppenheimer Strategic
Income & Growth Fund
with OMSF)**
   Class A Shares             $587,830,904      41,714,016        $14.09
   Class B Shares             $ 36,968,973       2,638,895        $14.01
   Class C Shares             $ 26,505,099       1,890,267        $14.02

------------------
* Reflects issuance of 19,639,844 of Class A shares, 145,576 Class B shares and 352,590 Class C shares of OMSF in a tax-free exchange for the net assets of Oppenheimer Fund, aggregating $283,076,658, for shares of OMSF.
**Reflects issuance of 22,957,582  Class A shares,  2,210,765 Class B shares and
   386,454 Class C shares of OMSF in a tax-free exchange for the net assets of Oppenheimer Fund and Oppenheimer Strategic Income & Growth Fund, aggregating $359,863,229, for shares of OMSF.

The pro forma ratio of expenses to average annual net assets of the combined funds (Oppenheimer Fund and OSI&GF with OMSF) at September 30, 1996 would have been 1.15% with respect to Class A shares, 2.00% with respect to Class B shares and 2.01% with respect to Class C shares.

                 COMPARISON BETWEEN OMSF AND OPPENHEIMER FUND

Comparative information about OMSF and Oppenheimer Fund is presented below. Refer also to "Synopsis - Investment Objectives and Policies" and "Principal Risk Factors," above. Complete information about OMSF and Oppenheimer Fund is set forth in their respective Prospectuses (which, as to OMSF, accompanies this Proxy Statement and Prospectus) and which are incorporated herein by reference. To obtain additional copies, see "Miscellaneous Public Information."

Because of the types of securities OMSF and Oppenheimer Fund invest in and the investment techniques they use, both funds are designed for investors who are investing for the long term. They are not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that either OMSF or Oppenheimer Fund will achieve its investment objective. Shares, when redeemed, may be worth more or less than what the investor paid for them.

Comparison of Investment Objectives, Policies and Restrictions

Oppenheimer Multiple Strategies Fund

OMSF seeks its investment objective of high total investment return consistent with preservation of principal by investing its assets in a variety of different types of securities.

As a matter of non-fundamental investment policy (which may be changed by the Board of Trustees without shareholder approval), OMSF: (1) will invest at least 25% of its total assets in equity securities, and (2) will invest at least 25% of its total assets in fixed-income senior securities. OMSF has no limitations on the maturity, capitalization of the issuer or credit rating of the debt securities in which it invests other than OMSF may not invest more than 35% of its total assets in non-investment grade securities. Refer to "Principal Risk Factors - Special Risks of Investing in Lower-Grade Securities" for further details. OMSF does not have any limit on the amount of foreign securities it may purchase. However, OMSF does not expect to have more than 50% of its total assets invested in foreign securities.

Equity securities. Equity securities are generally securities that represent an ownership interest in the company issuing the security. Equity securities in which OMSF and Oppenheimer Fund may invest include common stocks, preferred stocks, convertible securities, and warrants issued by domestic and foreign companies, as discussed below.

o Preferred Stock. Generally, preferred stock is an equity security that has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated or enter bankruptcy proceedings. While most preferred stocks pay a dividend, OMSF -- and Oppenheimer Fund -- may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain preferred stock may be convertible into or exchangeable for a given number of common shares. Such preferred stock tends to be more volatile than nonconvertible preferred stock, which behaves more like a fixed-income security.

o Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

o Warrants and Rights. Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. OMSF -- and Oppenheimer Fund -- may invest up to 5% of their total assets in warrants and rights. That 5% does not apply to warrants and rights acquired as part of units with other securities or that were attached to other securities. No more than 2% of total assets may be invested in warrants and rights that are not listed on the New York or American Stock Exchanges.

Debt Securities. Debt securities in which OMSF -- and Oppenheimer Fund -- may invest include bonds and notes issued by domestic or foreign companies, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and by foreign governments.

OMSF may also invest in asset-backed securities, mortgage-backed securities and CMOs, zero coupon securities and participation interests, as discussed below.

o Asset-Backed Securities. OMSF may invest in "asset-backed" securities. These are interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities, described below. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to
holders,   such  as  OMSF.  These  securities  may  be  supported  by  a  credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the debt that forms the income stream for the security.

o Mortgage-Backed Securities and CMOs. OMSF may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and there is a risk that private issuers will be unable to meet their obligations on CMOs.

CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of OMSF.

OMSF may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest payments. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), OMSF will lose the anticipated cash flow from the interest on the mortgages that were prepaid.

o Zero Coupon Securities. OMSF may invest in zero coupon securities issued either by private issuers or by the U.S. Treasury. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.

Zero coupon U.S. Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities.

While OMSF does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities. As a result, OMSF may be forced to sell portfolio securities to pay cash dividends or meet redemptions.

o Participation Interests. OMSF may purchase participation interests in loans that are made to U.S. or foreign companies. OMSF can invest up to 5% of its total assets in participation interests of the same borrower. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Participation interests may be backed by letters of credit or guarantees to assure repayment of principal, or may be collateralized by U.S. Government securities.

Money Market Instruments. Money market instruments are short-term debt securities (that is, they have a maturity of 13 months or less). They include U.S. Treasury bills (which have maturities of one year or less) and short-term debt obligations, payable in U.S. dollars, issued by banks, savings and loan associations and corporations. OMSF's investments in this sector include high quality commercial paper (in general, paper in the top two rating categories of Standard & Poor's or Moody's).

Hedging Instruments. Hedging instruments are instruments used by OMSF -- and Oppenheimer Fund -- primarily to manage or "hedge" against investment risks. The funds' hedging instruments may include put and call options, futures contracts relating to broadly-based securities indices or interest rates ("Futures"), futures contracts on foreign currencies ("Forward Contracts"), and options on Futures, broadly-based securities indices or foreign currencies. See "Special Investment Methods - Hedging," below.

Oppenheimer Fund

Oppenheimer Fund, in seeking its primary investment objective of capital appreciation, invests principally in common stocks that the Manager believes offer growth possibilities. However, the Manager follows a flexible approach to investment at all times. Investments may also include preferred stocks, convertible securities, and rights or warrants, discussed in more detail, above, on pages 23 and 24.

To achieve its secondary objective of income consistent with capital growth, the Fund invests in dividend-paying common stocks and may also invest in domestic and foreign corporate debt securities, and obligations of the U.S. and foreign governments. Although the Fund may from time to time emphasize investments in U.S. issuers, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Oppenheimer Fund may try to hedge against losses in the value of its portfolio securities by using hedging instruments, including put and call options, Futures, Forward Contracts, and options on Futures and foreign currencies. See "Special Investment Methods - Hedging," below.

Special Situations. Oppenheimer Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. Although Oppenheimer Fund may invest in companies for the purpose of influencing their managerial policy, the Fund has not made any such investment, and has no present intention of doing so.

Concentration of Investments. Oppenheimer Fund reserves the right to concentrate up to 50% of its assets in any one industry and may do so when the Manager deems it appropriate to seek to achieve the Fund's investment objectives. Such concentration would possibly occur only when trends in the market as a whole were considered unfavorable but at the same time a particular industry was believed to afford better-than-average prospects. Except in that case, it is not the intention of Oppenheimer Fund to concentrate more than 25% of the value of its total assets in any one industry.

Temporary Defensive Investments. When stock market prices are falling or in other unusual economic or business circumstances, Oppenheimer Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents, such as U.S. Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc.

Special Investment Methods

OMSF and Oppenheimer Fund may use the special investment methods summarized below.

When-Issued Securities. OMSF may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. Although OMSF will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, OMSF may dispose of a commitment prior to settlement. There may be a risk of loss to OMSF if the value of the security declines prior to the settlement date.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. OMSF and Oppenheimer Fund will not invest more than 10% of their respective net assets in illiquid or restricted securities (the Board of OMSF and Oppenheimer Fund may increase that limit to 15%). Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

Investing in Small, Unseasoned Companies. OMSF and Oppenheimer Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. Neither OMSF nor Oppenheimer Fund currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Repurchase Agreements. Both OMSF and Oppenheimer Fund may enter into repurchase agreements of seven days or less without limit, and may invest up to 10% of their respective net assets in repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the fund may experience costs or delays in disposing of the collateral and may experience losses if there is any delay in doing so.

Loans of Portfolio Securities. Both funds are authorized to lend their portfolio securities. The funds must receive collateral for a loan. Both OMSF and Oppenheimer Fund restrict loans of securities wherein the value of the securities loaned shall not exceed 25% of the value of either fund's total assets. Neither fund presently intends to engage in loans of portfolio securities in excess of 5% of its total assets.

Hedging. Both funds may purchase and sell put and call options, futures contracts relating to broadly-based securities indices or interest rates ("Futures"), futures contracts on foreign currencies ("Forward Contracts"), and options on Futures, broadly-based securities indices, or foreign currencies. These are all referred to as "hedging instruments." Neither fund uses hedging instruments for speculative purposes, and has limits on the use of them, described below.

Both funds may buy and sell options, Futures and Forward Contracts for a number of purposes. Each fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Both may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, may hedge the fund's portfolio against price fluctuations to some extent. Other hedging strategies, such as buying futures and call options, may tend to increase the fund's exposure to the securities market.

Forward Contracts are used to try to manage foreign currency risks on the fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the funds owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the funds for liquidity purposes, or may be used for defensive reasons or to raise cash to distribute to shareholders.

At present, neither OMSF nor Oppenheimer Fund intends to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the fund's total assets. A call or put option may not be purchased if the value of the fund's put and call options would exceed 5% of the funds' total assets.

o Call Options. Both funds may buy calls on securities, broadly- based securities indices, foreign currencies, or Futures. Each fund may buy calls to terminate its obligation on a call the fund previously wrote. The funds may write (that is, sell) call options. When either fund writes a call, it receives cash (called a premium). Each call the fund writes must be "covered" while the call is outstanding. That means the fund owns the investment on which the call was written. Each fund may write calls on Futures contracts, but these calls must be covered by Futures contracts or other liquid assets the fund owns and segregates to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 35% of OMSF's total assets, and not more than 25% of Oppenheimer Fund's total assets, may be subject to calls.

o Put Options. Both funds may buy and sell put options. The funds can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Futures (whether or not the Fund holds the particular Future in its portfolio). Both funds may write puts on securities, broadly-based securities indices, foreign currencies, or Futures in an amount up to 25% of its total assets, but only if those puts are covered by segregated liquid assets. In writing puts, there is a risk that the funds may be required to buy the underlying security at a disadvantageous price.

o Foreign Currency Options. Both funds may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly or if the hedging instrument does not perform as expected, hedging strategies may reduce the fund's return. The funds could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. If a covered call written by either fund is exercised on an investment that has increased in value, the fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Cross-hedging with Forward Contracts entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge.

Investment Restrictions

Both OMSF and Oppenheimer Fund have certain investment restrictions that, together with their respective investment objectives, are fundamental policies changeable only by shareholder approval. Their investment restrictions are substantially the same, except as discussed below.

OMSF cannot:

1. invest in physical commodities or commodity contracts;  however, the Fund may
(i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) may buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

In addition, as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation; such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund.

Oppenheimer Fund cannot:

1. invest in commodities or commodities contracts other than Hedging Instruments permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or commodity contract;

2. invest in or acquire shares of any other investment company or trust except in connection with a plan of merger, consolidation or reorganization; however, this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

3. invest more than 15% of its total assets in securities of an issuer which together with any predecessor has been in operation for less than three years of continuous operation or securities of issuers which are restricted as to disposition, including securities that may be resold pursuant to Rule 144A under the Securities Act of 1933.

Additional Comparative Information

General

For a discussion of the organization and operation of OMSF and Oppenheimer Fund, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in their current prospectuses and "Brokerage Policies of the Fund" in their current Statements of Additional Information.

Financial Information

For  certain  financial   information  about  OMSF  and  Oppenheimer  Fund,  see
"Financial Highlights" and "Performance of the Fund" in their prospectuses.

Management of OMSF and Oppenheimer Fund

For information about the management of OMSF and Oppenheimer Fund, including their Board of Trustees, investment adviser, portfolio managers and the distributor, see "Expenses" and "How the Fund is Managed" in their current prospectuses.

Description of Shares of OMSF and Oppenheimer Fund

For a description of the classes of shares of OMSF and Oppenheimer Fund, including voting rights, restrictions on disposition and potential liability associated with their ownership, see "How the Fund is Managed" in their current prospectuses and Statements of Additional Information.

Dividends, Distributions and Taxes

Both funds declare dividends separately for Class A, Class B and Class C shares from net investment income. OMSF distributes dividends quarterly and Oppenheimer Fund distributes its dividends on an annual basis. For a discussion of the policies of OMSF and Oppenheimer Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in OMSF and Oppenheimer Fund, see "Dividends, Capital Gains and Taxes" in their current prospectuses.

Purchases, Redemptions and Exchanges of Shares

For a discussion of how shares of OMSF and Oppenheimer Fund may be purchased, redeemed and exchanged, see "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services,"

"Service Plan for Class A Shares," and "Distribution and Service Plans for Class B and Class C Shares" in their current prospectuses.

Shareholder Inquiries

For a description of how shareholder inquiries should be made, see "How the Fund is Managed" in the current prospectus of OMSF and Oppenheimer Fund.

OMSF Performance

OMSF does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. A discussion of the performance of OMSF's Class A, Class B and Class C shares for the fiscal year ended September 30, 1996 is set forth under "Management's Discussion of Performance" in the OMSF prospectus that accompanies this Proxy Statement and Prospectus. See also "Comparing the Fund's Performance to the Market" in the OMSF prospectus for a graph of the performance of a hypothetical $10,000 investment in Class A, Class B or Class C shares of OMSF compared with the performance of the Lehman Brothers Aggregate Bond Index, a broad-based index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely regarded as a measure of the performance of the domestic debt securities market.

Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data above shows the effect of taxes. Also, OMSF's performance data reflects the effect of OMSF business and operating expenses. While index comparisons may be useful to provide a benchmark for OMSF's performance, it should be noted that OMSF's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

Information regarding Oppenheimer Fund's performance for its fiscal year ended June 30, 1996 is set forth in the Fund's prospectus dated October 25, 1996, copies of which may be obtained from OppenheimerFunds Services by calling 1-800-525-7048 (see "Miscellaneous - Financial Information") and which are incorporated herein by reference.

Exhibit B to this Proxy Statement sets forth comparative performance of Oppenheimer Fund and OMSF for the periods ended September 30, 1996.

                      INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at at 10:00 A.M., Denver time, on June 17, 1997 and any adjournments thereof. At the Meeting, shareholders of Oppenheimer Fund will be asked to consider and vote upon the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of Oppenheimer Fund in exchange for Class A, Class B and Class C shares of OMSF, the distribution of such shares to the shareholders of Oppenheimer Fund in complete liquidation of Oppenheimer Fund.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of Oppenheimer Fund is required for approval of the Proposal. The requirement for such "majority" is defined in the Investment Company Act as the vote of the lesser of: (1) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Oppenheimer Fund will vote on the Reorganization of Oppenheimer Fund with OMSF. The vote of shareholders of OMSF is not being solicited to approve the Reorganization Agreement. Reorganization of Oppenheimer Fund with OMSF is not contingent upon shareholders of Oppenheimer Strategic Income & Growth Fund approving the reorganization of OSI&GF with OMSF.

At the close of business on the Record Date, there were 24,135,581.572 shares of Oppenheimer Fund issued and outstanding, consisting of 23,485,075.059 Class A shares, 250,545.039 Class B shares and 399,961.474 Class C shares. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. The Meeting will not be held until the date and time at which a quorum exists for the shares of the Fund. At the close of business on the Record Date, there were 22,849,116.343 shares of OMSF issued and outstanding, consisting of 19,746,806.897 Class A shares,

842,746.551 Class B shares and 2,259,562.895 Class C shares.

To the knowledge of Oppenheimer Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding Class A, Class B or Class C shares except as follows: (1) Christopher Loyad Keifer, 4067 Hillcrest Lane W, Mobile, AL 36693, which owned of record 17,521.782 Class B shares (6.99% of the Class B shares outstanding as of such date) and (2) Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, which owned of record for the benefit of its clients 41,944 Class C shares (10.48% of the Class C shares outstanding as of such date). To the knowledge of OMSF, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding Class A, Class B or Class C shares. As of the Record Date, the officers and Trustees of OMSF, and the officers and Trustees of Oppenheimer Fund, beneficially owned as a group less than 1% of the outstanding shares of each class of OMSF and of Oppenheimer Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received ("broker non votes"), the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal.

The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Oppenheimer Fund at Two World Trade Center, New York, New York 10048-0203; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Oppenheimer Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of
Oppenheimer Fund or officers and employees of its transfer agent, OppenheimerFunds Services (OFS), personally or by telephone or telegraph. Any expenses so incurred will be borne by OFS. Proxies may also be solicited by a proxy solicitation firm hired at Oppenheimer Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Oppenheimer Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Oppenheimer Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Oppenheimer Fund and OMSF will share the cost of the tax opinion. Any other out-of-pocket expenses of OMSF and Oppenheimer Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by OMSF and Oppenheimer Fund, respectively, in the amounts so incurred by each fund.

                                 MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Oppenheimer Fund is contained in (i) its current Prospectus dated October 25, 1996, which is incorporated herein and is available without charge upon written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217 or by calling the toll-free number shown on the front cover of this Proxy Statement and Prospectus, and (ii) audited financial statements as of June 30, 1996, which are included in the Additional Statement. Financial information for OMSF is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of September 30, 1996, which are included in the Additional Statement.

Public Information

Additional information about OMSF and Oppenheimer Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) OMSF's Prospectus dated January 15, 1997, revised March 6, 1997, accompanying this Proxy Statement and Prospectus and incorporated herein; (ii) Oppenheimer Fund's Prospectus dated October 25, 1996, which may be obtained without charge by writing to OppenheimerFunds Services at the address given in the preceding paragraph; (iii) OMSF's Annual Report as of September 30, 1996, which may be obtained without charge by writing to OFS at P.O. Box 5270, Denver, Colorado 80217; and (iv) Oppenheimer Fund's Annual Report as of June 30, 1996, which may be obtained without charge by writing to OFS. All of the foregoing documents and the Statements of Additional Information referred to below may be obtained by calling the toll-free number for OMSF or Oppenheimer Fund, as applicable, on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement, which incorporates by reference the OMSF Additional Statement, and Oppenheimer Fund's Prospectus dated January 15, 1997, revised March 6, 1997 and its Statement of Additional Information dated January 15,
1997, revised March 6, 1997: the organization and operation of OMSF and Oppenheimer Fund; more information on investment policies, practices and risks; information about OMSF's and Oppenheimer Fund's Board of Trustees and its responsibilities; a further description of the services provided by OMSF's and Oppenheimer Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of OMSF and Oppenheimer Fund; purchase, redemption and exchange programs; and distribution arrangements.

OMSF and Oppenheimer Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about OMSF and Oppenheimer Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                OTHER BUSINESS

Management of Oppenheimer Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Andrew J. Donohue, Secretary


April 30, 1997



merge\240-n14.2

                                                  (logo)
                                             OPPENHEIMERFUNDS
Bridget A. Macaskill                         OppenheimerFunds, Inc.
                                             Two World Trade Center, 34th Floor
President and                                New York, NY 10048-0203
Chief Executive Officer                      800 525-7048
                                             www.oppenheimerfunds.com

                                             April 30, 1997

Dear Oppenheimer Strategic Income & Growth Fund Shareholder:

         One of the things we pride ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for our shareholders. I am writing to you today to let you know about one of those opportunities--a positive change that has been proposed for Oppenheimer Strategic Income & Growth Fund.

         After careful consideration, the Board of Trustees agreed that it would be in the best interest of shareholders of Strategic Income & Growth Fund to reorganize into another Oppenheimer fund, Oppenheimer Multiple Strategies Fund. A shareholder meeting has been scheduled in June, and all Oppenheimer Strategic Income & Growth Fund shareholders of record on April 11th are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Multiple Strategies Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?

         Strategic Income & Growth Fund and Multiple Strategies Fund have compatible objectives, as discussed in the enclosed proxy statement. We believe that Multiple Strategies Fun's flexible management approach allows that fund to respond more effectively to changing market and economic conditions, and can offer shareholders even better investment opportunities over the long term.

         Another benefit for shareholders is the greater economy of scale resulting from consolidation into a much larger fund. By merging into Multiple Strategies Fund--which now has over $315 million in assets--former shareholders of Strategic Income & Growth Fund may benefit from a lower expense ratio as costs are spread among a larger number of shares.

How do you vote?

         No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder - to remail ballots if not enough responses are received to conduct the meeting.
                                                                 (over, please)

        If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048.

         As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                               Sincerely,

                                              /s/ Bridget A. Macaskill

Enclosures



XP0275.003.0497

Oppenheimer Strategic Income & Growth Fund - Class A, Class B and Class C Shares

Proxy for Shareholders Meeting To Be Held June 17, 1997

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                  Please detach at perforation before mailing.

OPPENHEIMER STRATEGIC INCOME & GROWTH FUND -Class A, Class B and
Class C Shares

PROXY FOR SHAREHOLDERS MEETING TO BE HELD JUNE 17, 1997


The undersigned shareholder of Oppenheimer Strategic Income & Growth Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of the Shareholders of the Fund to be held on June 17, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.
                                                                          (Over)
                                                                             275

Oppenheimer Strategic Income & Growth Fund - Class A, Class B and Class C Shares

Proxy for Shareholders Meeting To Be Held June 17, 1997

Your shareholder vote is important!

Your prompt response can save your Fund money. Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                  Please detach at perforation before mailing.

To approve an Agreement and Plan of Reorganization between the Fund and Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of the Fund, in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of the Fund in complete liquidation of the Fund, (c) the de-registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and (d) the cancellation of the outstanding shares of the Fund.

o FOR                        o AGAINST                                o ABSTAIN

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                             Dated: ___________________________, 1997
                                        (Month)                  (Day)
                              ---------------------------------------
                             Signature(s)

                              ---------------------------------------
                             Signature(s)

                             Please  read  both  sides  of  this ballot.
                                                                            275

                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 17, 1997

To the Shareholders of Oppenheimer Strategic Income & Growth Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Strategic Income & Growth Fund ("Strategic Income & Growth Fund"), a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 17, 1997, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between Strategic Income & Growth Fund and Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), and the transactions contemplated thereby, including (a)the transfer of substantially all the assets of Strategic Income & Growth Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of Strategic Income & Growth Fund in complete liquidation of Strategic Income & Growth Fund, (c) the de-registration of Strategic Income & Growth Fund as an investment company under the Investment Company Act of 1940, as amended, and (d) the cancellation of the outstanding shares of Strategic Income & Growth Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on April 11, 1997 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Strategic Income & Growth Fund's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

April 30, 1997

--------------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                                 PROXY STATEMENT

                      OPPENHEIMER MULTIPLE STRATEGIES FUND
              Two World Trade Center, New York, New York 10048-0203
                                 1-800-525-7048

                                   PROSPECTUS

This Proxy Statement of Oppenheimer Strategic Income & Growth Fund ("Strategic Income & Growth Fund") relating to the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund") included in a Registration Statement on Form N-14 filed by Multiple Strategies Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Multiple Strategies Fund to be offered to the shareholders of Strategic Income & Growth Fund pursuant to the Reorganization Agreement. Strategic Income & Growth Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth concisely information about Multiple Strategies Fund that shareholders of Strategic Income & Growth Fund should know before voting on the Reorganization. A copy of the Prospectus for Multiple Strategies Fund, dated January 15, 1997, as revised March 6, 1997, is enclosed, and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services ("OFS"), the transfer and shareholder servicing agent for Multiple Strategies Fund and Strategic Income & Growth Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above:
(i) a Prospectus for Strategic Income & Growth Fund, dated January 15, 1997, as supplemented March 6, 1997, (ii) a Statement of Additional Information about Strategic Income & Growth Fund, dated January 15, 1997, and (iii) a Statement of Additional Information about Multiple Strategies Fund, dated January 15, 1997 as revised March 6, 1997(the "Multiple Strategies Fund Additional Statement"). The Multiple Strategies Fund Additional Statement, which is incorporated herein by reference, contains more detailed information about Multiple Strategies Fund and its management. A Statement of Additional Information relating to the Reorganization, dated April 23 1997, has been filed with the SEC as part of the Multiple Strategies Fund Registration Statement on Form N-14 and is incorporated herein by reference, and is available by written request to OFS at the same address immediately above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated April 23, 1997.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS
                                                                         Page
Introduction................................................................1
    General.................................................................1
    Record Date; Vote Required; Share Information...........................2
    Proxies.................................................................3
    Costs of the Solicitation and the Reorganization........................3
Information Relating to Special Meeting of Shareholders
of Oppenheimer Fund.........................................................4
Comparative Fee Table.......................................................5
Synopsis...................................................................11
    Parties to the Reorganization..........................................12
    Shares to be Issued....................................................12
    The Reorganization      ...............................................12
    Reasons for the Reorganization.........................................13
    Tax Consequences of the Reorganization.................................14
    Investment Objectives and Policies.....................................14
    Investment Advisory and Distribution and
    Service Plan Fees......................................................16
    Purchases, Exchanges and Redemptions...................................17
Principal Risk Factors.....................................................18
Approval of the Reorganization (The Proposal)..............................21
    Reasons for the Reorganization.........................................21
    The Reorganization.....................................................24
    Tax Aspects of the Reorganization......................................25
    Capitalization Table (Unaudited).......................................27
Comparison Between Strategic Income & Growth Fund and
Multiple Strategies Fund...................................................29
    Investment Objectives and Policies.....................................29
    Permitted Investments by both Strategic Income & Growth Fund and Multiple Strategies Fund...........................................31
    Certain Investments in a Single Open-End Investment
    Company................................................................41
    Investment Restrictions................................................42
    Expense Ratios and Performance.........................................44
    Shareholder Services...................................................44
    Rights of Shareholders.................................................46
    Management and Distribution Arrangements...............................47
    Purchase of Additional Shares..........................................49
Method of Carrying Out the Reorganization .................................50
Miscellaneous..............................................................53
    Financial Information..................................................53
    Public Information.....................................................53
Other Business.............................................................54
Exhibit A - Agreement and Plan of Reorganization by and between

Oppenheimer Strategic Income & Growth Fund and Oppenheimer Multiple
Strategies Fund...........................................................A-1
Exhibit B - Average Annual Total Returns
at December 31, 1996......................................................B-1

                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                            to be held June 17, 1997

                                  INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Strategic Income & Growth Fund ("Strategic Income & Growth Fund"), a registered management investment company, in connection with the solicitation by the Board of Trustees (the "Board") of proxies to be used at the Special Meeting of Shareholders of Strategic Income & Growth Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 17, 1997, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about April 30, 1997.

At the Meeting, shareholders of Strategic Income & Growth Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Strategic Income & Growth Fund and Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), each a "Fund" and referred to herein collectively as the "Funds" and the transactions contemplated thereby (the "Reorganization"), including (a) the transfer of substantially all the assets of Strategic Income & Growth Fund in exchange for Class A, Class B and Class C shares of Multiple
Strategies Fund, (b) the distribution of such shares to the shareholders of Strategic Income & Growth Fund in complete liquidation of Strategic Income & Growth Fund, (c) the de-registration of Strategic Income & Growth Fund as an investment company, under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and (d) the cancellation of the outstanding shares of Strategic Income & Growth Fund.

Multiple Strategies Fund currently offers Class A shares with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A, Class B and Class C shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge. No contingent deferred sales charge will be imposed on any shares of Strategic Income and Growth Fund exchanged in the Reorganization. Additional information with respect to these charges by Multiple Strategies Fund is set forth herein, in the Prospectus of Multiple Strategies Fund accompanying this Proxy Statement and Prospectus and in the Multiple Strategies Fund Statement of Additional Information ("Multiple Strategies Fund Additional Statement"), which is incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a "majority of the outstanding voting securities" of all of the Class A, Class B and Class C shares (without regard to class) of Strategic Income & Growth Fund is required to approve the Reorganization. That level of vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Strategic Income & Growth Fund will vote on the Reorganization. The vote of shareholders of Multiple Strategies Fund is not being solicited.

At the close of business on the Record Date, there were 16,007,374.607 shares of Strategic Income & Growth Fund issued and outstanding, consisting of 8,827,086.751 Class A shares, 6,701,470.325 Class B shares and 478,817.531 Class
C shares. At the close of business on the Record Date, there were 22,849,116.343 shares of Multiple Strategies Fund issued and outstanding, consisting of 19,746,806.897 Class A shares, 842,746.551 Class B shares and 2,259,562.895
Class C shares. The presence in person or by proxy of the holders of a majority of all of the shares of all classes constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Strategic Income & Growth Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for Merrill, Lynch, Pierce, Fenner & Smith, Inc. which owned 74,055.358 Class C shares (15.46% of the outstanding Class C shares). As of the Record Date, to the knowledge of Multiple Strategies Fund, no person owned of record or beneficially owned 5% or more of its outstanding shares. In addition, as of the Record Date, the Trustees and officers of Strategic Income & Growth Fund and Multiple Strategies Fund owned less than 1% of the outstanding shares of either Strategic Income & Growth Fund or Multiple Strategies Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Broker "non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Shares represented in person or by proxy (including shares which abstain or do not vote on the Proposal, including broker "non- votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote on the Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on the Proposal or a broker "non-vote" will have the same legal effect as a vote against the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Strategic Income & Growth Fund at Two World Trade Center, New York, New York 10048-0203 if the correspondence is received in time to be acted upon; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Strategic Income & Growth Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Strategic Income & Growth Fund or officers and employees of OFS, personally or by telephone or telegraph; any expenses so incurred will be borne by OFS. Proxies may also be solicited by a proxy solicitation firm hired at Strategic Income & Growth Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Strategic Income & Growth Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Strategic Income & Growth Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Strategic Income & Growth Fund and Multiple Strategies Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Strategic Income & Growth Fund and Multiple Strategies Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Income & Growth Fund and Multiple Strategies Fund, respectively, in the amounts so incurred by each.

                     INFORMATION RELATING TO SPECIAL MEETING
                       OF SHAREHOLDERS OF OPPENHEIMER FUND

At a Special Meeting of Shareholders of Oppenheimer Fund, which will also be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M. Denver time on June 17, 1997, shareholders of Oppenheimer Fund will consider and vote upon an Agreement and Plan of Reorganization (the "Oppenheimer Fund Reorganization Agreement") between Oppenheimer Fund and Multiple Strategies Fund and the transactions contemplated thereby (the "Oppenheimer Fund Reorganization"). If the Oppenheimer Fund Reorganization Agreement is approved by shareholders of Oppenheimer Fund and conditions of the Oppenheimer Fund Reorganization Agreement are met, it is anticipated that on or about June 20, 1997, Oppenheimer Fund will transfer substantially all of its assets to Multiple Strategies Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund and that thereafter those Class A, Class

B and Class C shares of Multiple Strategies Fund would be distributed to shareholders of Oppenheimer Fund in complete liquidation of Oppenheimer Fund. The outstanding shares of Oppenheimer Fund would then be canceled and Oppenheimer Fund would de-register as an investment company under the Investment Company Act.

The approval of the Reorganization Agreement which is being submitted to shareholders of Strategic Income & Growth Fund for approval at the Special Meeting of Shareholders to be held on June 17, 1997, and the implementation of the proposed Reorganization of Strategic Income & Growth Fund into Multiple Strategies Fund are in no way contingent upon approval of the Oppenheimer Fund Reorganization Agreement by shareholders of Oppenheimer Fund or implementation of the proposed Oppenheimer Fund Reorganization. However, (i) approval of the Reorganization Agreement by shareholders of Strategic Income & Growth Fund and the effectuation of the transactions contemplated thereby and (ii) approval of the Oppenheimer Fund Reorganization Agreement by shareholders of Oppenheimer Fund and the effectuation of the transactions contemplated thereby would result in the consolidation of these two distinct open-end management investment companies into a third open-end management investment company, Multiple Strategies Fund.

It is anticipated that the larger net assets resulting from the consolidation of either Strategic Income & Growth Fund or Oppenheimer Fund (or both of these funds) into Multiple Strategies Fund would enable shareholders of Multiple Strategies Fund (including those who were formerly shareholders of Strategic
Income & Growth Fund and/or Oppenheimer Fund) to obtain the benefits of economies of scale by spreading expenses over a larger asset base. The consolidation of either or both of these Funds into Multiple Strategies Fund may also result in economies of an indeterminate amount to OppenheimerFunds, Inc. which serves as investment adviser to each of these Funds.

                              COMPARATIVE FEE TABLE

Strategic Income & Growth Fund and Multiple Strategies Fund each pays a variety of expenses for management of its assets, administration, distribution of shares and other services, and those expenses are reflected in each Fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in each class of Strategic Income &

Growth Fund with the direct expenses of investing in each class of Multiple Strategies Fund and the pro forma expenses of the surviving fund after giving effect to the Reorganization.

                                                 Strategic Income & Growth Fund
                                            --------------------------------------------------
                                          Class A                    Class B                   Class C
                                          Shares                     Shares                    Shares
Shareholder Transaction Expenses
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%                      None                      None
on Purchases (as a %
of offering price)
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales                    None(1)                    5% in the                 1% if
Charge (as a % of the                                                first year,               shares are
lower of the original                                                declining                 redeemed
purchase price or                                                    to 1% in                  within 12
redemption proceeds)                                                 the sixth                 months of
                                                                     year and                  purchase
                                                                     eliminated
                                                                     thereafter
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                      None                       None                      None
on Reinvested Dividends
-------------------------------------------------------------------------------------------------------------
Exchange Fee                              None                       None                      None
-------------------------------------------------------------------------------------------------------------
Redemption Fee                            None                       None                      None

                                                 Multiple Strategies Fund
                                            ------------------------------------------------
                                          Class A                    Class B                   Class C
                                          Shares                     Shares                    Shares
Shareholder Transaction Expenses
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                      5.75%                      None                      None
on Purchases (as a %
of offering price)
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales                    None(1)                    5% in the                 1% if
Charge (as a % of the                                                first year,               shares are
lower of the original                                                declining                 redeemed
purchase price or                                                    to 1% in                  within 12
redemption proceeds)                                                 the sixth                 months of
                                                                     year and                  purchase

                                                                -6-




                                                                    eliminated
                                                                    thereafter
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                     None                       None                      None
on Reinvested Dividends
-------------------------------------------------------------------------------------------------------------
Exchange Fee                             None                       None                      None
-------------------------------------------------------------------------------------------------------------
Redemption Fee                           None                       None                      None

                                                    Pro Forma Surviving Multiple Strategies Fund
                                                -----------------------------------------------------
                                          Class A                   Class B                    Class C
                                          Shares                    Shares                     Shares

Shareholder Transaction Expenses
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                      5.75%                      None                      None
on Purchases (as a %
of offering price)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on                   None                       None                      None
Reinvested Dividends
--------------------------------------------------------------------------------------------------------------
Exchange Fee                              None                       None                      None
--------------------------------------------------------------------------------------------------------------
Redemption Fee                            None                       None                      None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. (It is anticipated that the period during which the Class A CDSC applies will be reduced from 18 months to 12 months on May 1, 1997 for Class A shares purchased on or after May 1, 1997.)


The Funds pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services and those expenses are reflected in the net asset value per share of each class of Multiple Strategies Fund. The following tables are the operating expenses of Class A, Class B and Class C shares of Strategic Income & Growth Fund and the operating expenses of Class A, Class B and Class C shares of Strategic Income and Growth Fund and Multiple Strategies Fund based on expenses for the twelve month period ended September 30, 1996. The pro forma information (set forth below) consists of: (1) an estimate of the business expenses of the surviving Multiple Strategies Fund as of September 30, 1996, after giving effect to the Reorganization; an estimate of the business expenses of the surviving Multiple Strategies Fund as of September 30, 1996, after giving effect to both the Reorganization and the Oppenheimer Fund Reorganization. All amounts shown are a percentage of net assets of each class of each of the Funds.

                                                   Strategic Income & Growth Fund
                          ---------------------------------------------------
                                   Class A                    Class B                   Class C
                          -------------------------------------------------------------------------
Management Fees                    0.75%                      0.75%                     0.75%
---------------------------------------------------------------------------------------------------
12b-1 Distribution &
Service Plan Fees                  0.24%                      1.00%                     1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                     0.44%                      0.44%                     0.53%
---------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses                 1.43%                      2.19%                     2.28%
---------------------------------------------------------------------------------------------------

                          Multiple Strategies Fund
                          ---------------------------------------------------
                                   Class A                    Class B                   Class C
                          -------------------------------------------------------------------------
Management Fees                    0.74%                      0.74%                     0.74%
---------------------------------------------------------------------------------------------------
12b-1 Distribution &
Service Plan Fees                  0.18%                      1.00%                     1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                     0.29%                      0.38%                     0.33%
---------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses                 1.21%                      2.12%                     2.07%

                          Pro Forma Combined Funds
                          (Strategic Income & Growth Fund with Multiple
                          Strategies Fund)
                          ---------------------------------------------------
                                   Class A                    Class B                   Class C
                          ---------------------------------------------------------------------------

                                              -8-




Management Fees                    0.74%                      0.74%                     0.74%
-----------------------------------------------------------------------------------------------------
12b-1 Distribution &               0.19%                      1.00%                     1.00%
Service Plan Fees
-----------------------------------------------------------------------------------------------------
Other Expenses                     0.28%                      0.30%                     0.32%
-----------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses                 1.21%                      2.04%                     2.06%

                          Pro Forma Combined Funds
                          (Strategic Income & Growth Fund and Oppenheimer Fund
                          with Multiple Strategies Fund)
                          ---------------------------------------------------
                                   Class A                    Class B                   Class C
                          -------------------------------------------------------------------------
Management Fees                    0.72%                      0.72%                     0.72%
--------------------------------------------------------------------------------------------------
12b-1 Distribution &               0.16%                      1.00%                     1.00%
Service Plan Fees
---------------------------------------------------------------------------------------------------
Other Expenses                     0.27%                      0.28%                     0.29%
---------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses                 1.15%                      2.00%                     2.01%


The 12b-1 fees for Class A shares of Strategic Income & Growth Fund and Multiple Strategies Fund are service plan fees. The service plan fees are a maximum of 0.25% of average annual net assets of Class A shares of each Fund. The 12b-1 fees for Class B shares and Class C shares of each of the Funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Examples. To attempt to show the effect of the expenses on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in (1) Class A, Class B and Class C shares of Strategic Income & Growth Fund, or (2) Class A, Class B and Class C shares of Multiple Strategies Fund, or (3) Class A, Class B and Class C shares of the pro forma surviving Multiple Strategies Fund (after the Reorganization), or (4) Class A, Class B and Class C shares of the pro forma surviving Multiple Strategies Fund (after the Reorganization and the Oppenheimer Fund Reorganization) and that the annual return is 5% and that the operating expenses for each Fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                                                     1 year      3 years     5 years     10 years*
                                                     ------      -------     -------     --------
Strategic Income & Growth Fund
        Class A Shares                               $61         $91         $122        $211
        Class B Shares                               $72         $99         $137        $215
        Class C Shares                               $33         $71         $122        $262

Multiple Strategies Fund
        Class A Shares                               $69         $94         $120        $196
        Class B Shares                               $72         $96         $134        $201
        Class C Shares                               $31         $65         $111        $240

Pro Forma Surviving
Multiple Strategies Fund (after Reorganization)
        Class A Shares                               $69         $94         $120        $196
        Class B Shares                               $71         $94         $130        $196
        Class C Shares                               $31         $65         $111        $239

Pro Forma Surviving
Multiple Strategies Fund (after Reorganization
and Oppenheimer Fund Reorganization)
        Class A Shares                               $69         $92         $117        $189
        Class B Shares                               $70         $93         $128        $191
        Class C Shares                               $30         $63         $108        $234

If you did not redeem your investment, it would incur the following expenses:

                                                     1 year      3 years    5 years    10 years*
                                                     ------      -------    -------    --------
Strategic Income & Growth Fund
        Class A Shares                               $61         $91        $122       $211
        Class B Shares                               $22         $69        $117       $215
        Class C Shares                               $23         $71        $122       $262

Oppenheimer Multiple Strategies Fund
        Class A Shares                               $69         $94        $120       $196
        Class B Shares                               $22         $66        $114       $201
        Class C Shares                               $21         $65        $111       $240

                                      -10-




Pro Forma Surviving
Oppenheimer Multiple Strategies Fund (after Reorganization)
        Class A Shares                               $69         $94        $120       $196
        Class B Shares                               $21         $64        $110       $196
        Class C Shares                               $21         $65        $111       $239

Pro Forma Surviving
Multiple Strategies Fund (after Reorganization
and Oppenheimer Fund Reorganization)
        Class A Shares                               $69         $92        $117       $189
        Class B Shares                               $20         $63        $108       $191
        Class C Shares                               $20         $63        $108       $234

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above because each of the Funds automatically converts your Class B shares into Class A shares after 6 years. Long term Class B and C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than the amounts shown.

                                    SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Strategic Income & Growth Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as an Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current

Prospectus of Multiple Strategies Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization

Strategic Income & Growth Fund is an open-end, diversified management investment company organized in 1992 as a Massachusetts business trust. Multiple Strategies Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in 1987 as a result of the combination of three series of a mutual fund managed by OppenheimerFunds, Inc., which serves as investment adviser to both Strategic Income & Growth Fund and Multiple Strategies Fund. Each Fund may issue an unlimited number of shares of beneficial interest. Multiple Strategies Fund conducted operations under the name Oppenheimer Asset Allocation Fund until March 6, 1997, at which time its name was changed to Oppenheimer Multiple Strategies Fund. Strategic Income & Growth Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112. Multiple Strategies Fund is located at Two World Trade Center, New York, New York 10048-0203. The address of OppenheimerFunds, Inc. (the "Manager") is also Two World Trade Center, New York, New York, 10048-0203. Additional information about the parties is set forth below.

Shares to be Issued

All shareholders of Strategic Income & Growth Fund who own Class A shares will receive Class A shares of Multiple Strategies Fund in exchange for their Class A shares of Strategic Income & Growth Fund. Shareholders of Strategic Income & Growth Fund who own Class B shares will receive Class B shares of Multiple Strategies Fund in exchange for their Class B shares of Strategic Income & Growth Fund. Shareholders of Strategic Income & Growth Fund who own Class C shares will receive Class C shares of Multiple Strategies Fund in exchange for their Class C shares of Strategic Income & Growth Fund. The voting rights of shares of each Fund are substantially the same. See "Rights of Shareholders."

The Reorganization

The Reorganization Agreement provides for the transfer of the assets of Strategic Income & Growth Fund to Multiple Strategies Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund. The net asset value of Multiple Strategies Fund Class A, Class B and Class C shares issued in the exchange will equal the value of the assets of Strategic Income & Growth Fund received by Multiple Strategies Fund. Following the Closing of the Reorganization, presently scheduled for June 20, 1997, Strategic Income & Growth Fund will distribute the Class A, Class B and Class C shares of Multiple Strategies Fund received by Strategic Income & Growth Fund on the Closing Date (as defined herein) to holders of Class A, Class B and Class C shares of Strategic Income & Growth Fund, respectively. As a result of the Reorganization, each Class A, Class B and Class C Strategic Income & Growth Fund shareholder will receive the number of full and fractional Multiple Strategies Fund Class A, Class B and Class C shares that is equal in value to such shareholder's pro rata interest in the assets transferred to Multiple Strategies Fund as of the Valuation Date (as defined herein). The Board has determined that the interests of existing Strategic Income & Growth Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons," as that term is defined in the Investment Company Act, of Strategic Income & Growth Fund (the "Independent Trustees"), has concluded that the Reorganization is in the best interests of Strategic Income & Growth Fund and its shareholders and recommends approval of the Reorganization by Strategic Income & Growth Fund shareholders. If the Reorganization is not approved, Strategic Income & Growth Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board the Reorganization of Strategic Income & Growth Fund into Multiple Strategies Fund so that shareholders of Strategic Income & Growth Fund may become shareholders of a larger fund, which after such Reorganization allows shareholders to experience a reduction in expenses. In connection with its consideration of the Manager's recommendation, the Board of Trustees of Strategic Income & Growth Fund reviewed extensive information from the Manager in evaluating the effect of the Reorganization on shareholders of the Fund. In determining whether to recommend approval of the Reorganization to shareholders of Strategic Income & Growth Fund, the Board of Trustees considered a number of factors including, but not limited to: (1) the relative size and performance of each Fund, whether or not the Reorganization is effected; (2) the future prospects for growth and performance of each Fund; (3) the compatibility of the Funds'
respective investment objectives, policies and restrictions; (4) the comparability the Funds' respective arrangements with their investment adviser, general distributor and transfer agent; (5) the comparability of the capital structure of the Funds and the distribution arrangements relating to their respective share classes; (6) the relative expense ratios of each Fund and the likely effect of the Reorganization on those expense ratios; (7) the costs of the Reorganization and the allocation of such costs to the constituent parties;
(8) whether any cost savings can be achieved by combining the Funds; (9) the tax status and consequences of the Reorganization; and (10) whether the Reorganization would result in the dilution of shareholder interests. See "Approval of the Reorganization".

Tax Consequences of the Reorganization

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Reorganization, each Fund will receive an opinion to the effect that the Reorganization will so qualify. As a result, it is expected that no gain or loss will be recognized by either Fund, or by the shareholders of either Fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

Strategic Income & Growth Fund. Strategic Income & Growth Fund is a mutual fund with a primary investment objective of current income and a secondary investment objective of capital appreciation. The Fund seeks its primary investment objective of current income principally by investing in securities in three market sectors: (1) U.S. Government Securities, (2) foreign debt securities, including lower-rated, high yield foreign securities that have special risks, and (3) domestic debt securities, including lower- rated, high yield, high risk bonds. Strategic Income & Growth Fund seeks its secondary investment objective of capital appreciation principally by investing in domestic equity securities. The investment objectives of the Fund are fundamental policies.

Under normal circumstances, Strategic Income & Growth Fund will invest at least some of its assets in each of the four sectors described above. There is no specific percentage of its assets that must be invested in any one or more of these sectors at any time. However, from time to time it may invest up to 100% of its total assets in any one sector, other than in domestic equity securities if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.

The Manager may use different approaches at different times to determine how to allocate the Fund's assets between the three debt securities sectors to seek income and the domestic equity sector to seek capital appreciation. The Manager's asset allocation determinations are made periodically in the following manner. The Manager establishes a target level of current income to seek from the Fund's portfolio investments. That target may use, as a point of reference, a measure of current interest rates, such as the interest rate then being paid on 3-month U.S. Treasury bills. The Manager then estimates what proportion of the Fund's assets are to be allocated to the debt securities sectors to seek that level of current income. The remainder of the Fund's assets that are not allocated to debt securities are then allocated to the domestic equity sector to attempt to achieve capital appreciation. The Manager currently intends to determine this allocation on a monthly basis, although the frequency of the determination may vary.

        Under this asset allocation approach the proportion of the Fund's assets allocated to the different debt securities sectors and to the domestic equity sector will vary over time. The allocation will depend upon the level of current portfolio income targeted by the Manager, the Manager's estimate's of earnings available from the fixed income sectors, and other factors. Since the objective of capital appreciation is secondary to the objective of current income, there may be periods in which relatively little or none of Strategic Income & Growth Fund's assets are invested in equity securities. The Manager may vary, revise or discontinue this asset allocation approach or adopt a different approach. The use of this approach is not an objective or fundamental investment policy of the Fund, but merely illustrates the investment selection and allocation techniques the Manager currently intends to employ in seeking the Fund's objectives and in implementing the Fund's investment policies. There can be no assurance that any asset allocation approach will be successful in providing the Fund or its shareholders a particular amount of current income or achieving particular investment results.

Multiple Strategies Fund. Multiple Strategies Fund is a mutual fund that seeks high total investment return consistent with preservation of principal as its investment objective. That means that the Fund seeks current income and capital appreciation in the value of its shares, consistent with preservation of principal. In seeking its investment objective, which is a fundamental policy, the Fund may invest in different types of securities, including equity securities, debt securities, money market instruments and hedging instruments. The Fund does not have a fundamental investment policy which requires it to invest any set amount or percentage of its assets at any one time in one of more of the foregoing types of securities. However, as a non-fundamental investment policy, the Fund will invest at least 25% of its assets in equity securities, including common stocks, preferred stocks and securities convertible into common stock. In addition, as a non-fundamental investment policy, the Fund will invest at least 25% of its total assets in fixed-income senior securities. The Fund may invest up to 35% of its total assets in non-investment grade securities.

To seek the Fund's investment objective of high total investment return consistent with preservation of principal, from time to time the Manager reallocates the Fund's assets among equity securities, debt securities, money market instruments and hedging instruments. That allocation is based upon many factors, including the Manager's evaluation of general economic and market conditions in the U.S. and abroad and its expectations as to the potential total return of a particular category of investments. Using this asset allocation approach, the proportion of the Fund's assets invested in any one type of investment will vary over time. There can be no assurance that any asset allocation approach will be successful in providing the Fund or its shareholders a particular total return or particular investment results.

Investment Advisory and Distribution and Service Plan Fees

The terms and conditions of each Investment Advisory Agreement are substantially the same. Both Funds obtain investment management services from the Manager. The management fee is computed on the net asset value of each Fund as of the close of business each day and is payable monthly at the following annual rates:
Strategic Income & Growth Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. Multiple Strategies Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million.

Strategic Income & Growth Fund and Multiple Strategies Fund have both adopted Service Plans for their respective Class A shares. Both Service Plans provide for reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under each plan, payment is made at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of each of the Funds. The Board of Trustees of Multiple Strategies Fund has set the maximum fee at 0.15% for assets representing Class A shares sold before April 1, 1988, and 0.25% for assets representing Class A shares sold on or after that date. The Board of Trustees may, in the future, increase the maximum fee for assets representing Class A shares sold before April 1, 1998 to an amount up to 0.25%.

Strategic Income & Growth Fund and Multiple Strategies Fund have adopted Distribution and Service Plans (the "Plans") for Class B and Class C shares under which each Fund pays the Distributor for its services in connection with distributing Class B and Class C shares and servicing accounts. Under the Plans, the Funds pay the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less and on Class C shares. The Funds also pay the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B and Class C shares determined as of the close of each regular business day of each Fund. The Class B Plan adopted by Strategic Income & Growth Fund is a reimbursement-type plan whereas the Class B Plan adopted by Multiple Strategies Fund is a compensation-type plan than under a reimbursement-type plan because under a compensation-type plan a fund's payments to the Distributor are not limited to reimbursing the Distributor for distribution related expenses.

Purchases, Exchanges and Redemptions

Both Strategic Income & Growth Fund and Multiple Strategies Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged only for Class A, Class B shares or Class C shares of the other Oppenheimer funds offering such shares.

Strategic Income & Growth Fund has a maximum initial sales charges on Class A shares of 4.75% whereas Multiple Strategies Fund has a maximum initial sales charge on Class A shares of 5.75%. With respect to purchases of $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares of either Fund, investors may have to pay a sales charge of up to 1% if shares are sold within a specified period of time which is currently 18 calendar months from the end of the calendar month during which shares are purchased. This period has been reduced to 12 months for purchases on or after May 1, 1997. Each of the Funds has a contingent deferred sales charge imposed on the proceeds of Class B shares redeemed within six years of buying them. The contingent deferred sales charge ("CDSC") varies depending on how long you hold your shares. Each of the Funds has a contingent deferred sales charge of 1% imposed on the proceeds of Class C shares if redeemed within twelve months of their purchase. Class A, Class B and Class C shares of Multiple Strategies Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Strategic Income & Growth Fund shares exchanged as a result of the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder
Services," and Strategic Income & Growth Fund's Prospectus and Multiple Strategies Fund's Prospectus included with this document for further information.

                             PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Multiple Strategies Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the Funds and their respective Statements of Additional Information.

Stock Investment Risks. Both Strategic Income & Growth Fund and Multiple Strategies Fund may invest a substantial portion of their assets in equity securities, including stocks. The value of each Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect each Fund's net asset values per share, which will fluctuate as values of the Fund's portfolio securities and other assets and liabilities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer and changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Fund attempts to limit certain market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the Fund's assets in any one company.

Interest Rate Risks. Both Strategic Income & Growth Fund and Multiple Strategies Fund may invest a substantial portion of their assets in debt securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

Foreign Securities have special risks. Strategic Income & Growth Fund may invest in foreign debt securities. Multiple Strategies Fund may invest in equity and debt securities issued by foreign companies and debt securities issued by foreign governments. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in each Fund's Statement of Additional
Information.

Special Risks of Investing in Lower-Grade Securities. Strategic Income & Growth Fund may invest up to 100% of its total assets and Multiple Strategies Fund may invest up to 35% of its total assets in domestic and foreign high-yield, "lower-grade" debt securities (including both high-yielding rated and unrated securities). "Lower-grade" debt securities, which are commonly referred to as "junk bonds," generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating below "BBB" by Standard & Poor's Corporation or below "Baa" by Moody's Investors Service, Inc. or similar ratings by other nationally-recognized rating organizations, or, if unrated, are judged by the Manager to be comparable to such lower-rated securities. Each Fund may invest in securities rated as low as "C" or "D" by Standard & Poor's or by Moody's or that may be in default at the time of purchase. For a description of these securities ratings, please refer to Appendix B to the Statement of Additional Information of Multiple Strategies Fund.

High yield, lower-grade securities, whether rated or unrated, may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities, and have certain speculative risks. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Foreign Securities," above.

These risks mean that Strategic Income & Growth Fund and Multiple Strategies Fund may not achieve the income anticipated from lower- grade securities, and that their net asset values per share may be affected by declines in the value of these securities. However, each Fund's allocation of its assets among different types of investments under normal conditions may reduce some of the risk that investing in these securities can have on the value of its shares, as will each Fund's policy of diversifying its investments.

Both Strategic Income & Growth Fund and Multiple Strategies Fund may use hedging instruments. Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly or if the hedging instrument does not perform as expected, hedging strategies may reduce the Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on a Fund. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks and the hedging strategies each Fund may use are described in greater detail in the Statement of Additional Information of each Fund.

There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please see "Illiquid and Restricted Securities", below.

                         APPROVAL OF THE REORGANIZATION
                                 (The Proposal)

Reasons for the Reorganization

At meetings of the Board of Trustees (the "Board") held October 22, 1996 and February 22, 1997, the Trustees reviewed and discussed materials relevant to the Reorganization. The Board, including the Independent Trustees, unanimously approved the Reorganization and recommended to shareholders of Strategic Income & Growth Fund that they approve the Reorganization. Both Funds offer Class A, Class B and Class C shares and the terms and conditions of their offer, sale, redemption and exchange, distribution arrangements, expenses borne separately by each class and other related matters are similar. The Board considered that this will facilitate an exchange. In the Reorganization, Class A, Class B and Class C shareholders of Strategic Income & Growth Fund will receive Class A, Class B and Class C shares, respectively, of Multiple Strategies Fund.

In considering the Reorganization, the Board reviewed information which demonstrated that Strategic Income & Growth Fund is a significantly smaller fund than Multiple Strategies Fund. At September 30, 1996, Strategic Income & Growth Fund had net assets of $76,786,571 whereas Multiple Strategies Fund had net assets of $291,441,747. The Board considered the fact that the Manager's recommendation to reorganize Strategic Income & Growth Fund with and into Multiple Strategies Fund was based, in part, upon the Manager's observation that it does not anticipate that Strategic Income & Growth Fund will increase substantially in size in the near future. The Board also considered the fact that after the Reorganization, the shareholders of Strategic Income & Growth Fund will be shareholders of a larger fund and may incur lower operating, transfer agency and other expenses which may result from anticipated economies of scale. It was also noted that those anticipated economies of scale would likely be further increased if the reorganization of Oppenheimer Fund with and into Multiple Strategies Fund is approved by shareholders of Oppenheimer Fund. Shareholders of Strategic Income & Growth Fund are not being asked to consider and vote upon the Oppenheimer Fund Reorganization. The Reorganization of Strategic Income & Growth Fund with and into Multiple Strategies Fund is not contingent upon approval of the Oppenheimer Fund Reorganization.

Among several other factors, the Board focused on the investment objectives of the two Funds. Strategic Income & Growth Fund seeks current income as its primary investment objective; its secondary objective is to seek capital appreciation. Multiple Strategies

Fund seeks high total investment return consistent with preservation of principal as its investment objective. The Board noted that the investment objectives of the Funds are compatible in that current income and capital appreciation, the investment objectives of Strategic Income & Growth Fund, are components of total return.

The Board, in reviewing financial information, considered the investment advisory fee rate of both Funds (also known as the "management fee rate"). These management fee rates may be higher than the rates paid by some other funds. The management fee rates for Strategic Income & Growth Fund are 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $200 million and 0.50% of the average annual net assets in excess of $1 billion.
Strategic Income & Growth Fund's management fee for its fiscal year ended September 30, 1996 was 0.75% of average annual net assets for Class A, Class B and Class C shares. The management fee rates of Multiple Strategies Fund are 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million. Multiple Strategies Fund's management fee for the fiscal year ended September 30, 1996 was 0.74% of average annual net assets for Class A, Class B and Class C shares. The Board considered the fact that, despite the additional breakpoint of 0.50% on assets in excess of $1 billion in the advisory fee schedule for Strategic Income & Growth Fund, it is likely that shareholders of Strategic Income & Growth Fund may benefit from the reduced expenses which are anticipated as a result of the Reorganization well before they would ever benefit from the additional breakpoint if the Reorganization did not take place. In connection with their consideration of these factors, if the two funds were combined, shareholders of Multiple Strategies Fund would have a management fee of 0.74% for Class A, Class B and Class C shares. The Board reviewed pro forma information which indicated that the expense ratio of a combined fund would also be lower than that of Strategic Income & Growth Fund.

In addition to these factors, the Board also considered information with respect to the historical performance of Strategic Income & Growth Fund and Multiple Strategies Fund. The Board reviewed the total return performance information for each Fund for the twelve months ended September 30, 1996, noting that the average annual returns were better for each class of Strategic Income & Growth Fund than for the corresponding class of Multiple Strategies Fund. The average annual total returns of Multiple Strategies Fund were better than those of Strategic Income & Growth Fund for the three year period ended September 30, 1996. Although past performance is not predictive of future results, the Board determined that shareholders of Strategic Income & Growth Fund would have an opportunity to become shareholders of a larger fund with a comparable long-term performance history and a lower expense ratio. See Exhibit B to this Proxy Statement for performance information relating to Strategic Income & Growth Fund and Multiple Strategies Fund.

        The Board of Trustees considered various other factors relevant to the Reorganization, including the nature of the anticipated benefits to be derived from the Reorganization by shareholders of Strategic Income & Growth Fund. They considered the fact that the Reorganization is expected to qualify as a tax-free reorganization and, in addition, the fact that no sales charges would be imposed upon shareholders in connection with the transactions contemplated by the Reorganization. They also considered the fact that the Reorganization may result in economies of an indeterminate amount to the Manager. The Board of Trustees evaluated the merits of the Fund's participation in the Reorganization and concluded that the Fund's participation in the Reorganization was in the best interests of the Fund and, in addition, that the interests of current shareholders of the Fund would not be diluted as a result of its participation. The Board of Trustees were represented by legal counsel in connection with the proposed transaction.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (a) all of the assets of Strategic Income & Growth Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Multiple Strategies Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund, (b) the Class A, Class B and Class shares of Multiple Strategies Fund will be distributed among the shareholders of Strategic Income & Growth Fund in complete liquidation of Strategic Income & Growth Fund, and (c) the outstanding shares of Strategic Income & Growth Fund will be canceled. The Reorganization Agreement provides that Multiple Strategies Fund will not assume any of Strategic Income & Growth

Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Multiple Strategies Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Strategic Income & Growth Fund other than its Cash Reserve; and (ii) the shareholders of Strategic Income & Growth Fund as of the close of business on the Closing Date will become shareholders of either Class A, Class B or Class C shares of Multiple Strategies Fund.

The effect of the Reorganization will be that shareholders of Strategic Income & Growth Fund who vote their Class A, Class B and Class C shares in favor of the Reorganization will be electing to redeem their shares of Strategic Income & Growth Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A, Class B or Class C shares of Multiple Strategies Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects to be of the Reorganization" below). The Cash Reserve is that amount retained by Strategic Income & Growth Fund which is sufficient in the discretion of the Board for the payment of: (a) Strategic Income & Growth Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Multiple Strategies Fund. Strategic Income & Growth Fund and Multiple Strategies Fund will bear all of their respective expenses associated with the
Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Strategic Income & Growth Fund will not exceed $39,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Strategic Income & Growth Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization" below.

The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the closing, Multiple Strategies Fund will be in compliance with all of its investment policies and restrictions. Strategic Income & Growth

Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Strategic Income & Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Strategic Income & Growth Fund's shareholders all of Strategic Income & Growth Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry- forward). Such dividends will be included in the taxable income of Strategic Income & Growth Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Strategic Income & Growth Fund for Class A, Class B and Class C shares of Multiple Strategies Fund and the assumption by Multiple Strategies Fund of certain liabilities of Strategic Income & Growth Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Strategic Income & Growth Fund has represented to KPMG Peat Marwick LLP, tax adviser to Strategic Income & Growth Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Income & Growth Fund's outstanding shares, and, to Strategic Income & Growth Fund's best knowledge, there is no plan or intention on the part of the remaining Strategic Income & Growth Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Multiple Strategies Fund Class A, Class B or Class C shares received in the transaction that would reduce Strategic Income & Growth Fund shareholders' ownership of Multiple Strategies Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Strategic Income & Growth Fund shares as of the same date. Multiple Strategies Fund and Strategic Income & Growth Fund have each represented to KPMG Peat Marwick LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Multiple

Strategies Fund and Strategic Income & Growth Fund will receive the opinion of KPMG Peat Marwick LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. Strategic Income & Growth Fund and Multiple Strategies Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Strategic Income & Growth Fund upon the distribution of Class A, Class B or Class C shares of beneficial interest in Multiple Strategies Fund to the shareholders of Strategic Income & Growth Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Strategic Income & Growth Fund by reason of the transfer of its assets solely in exchange for Class A, Class B or Class C shares of Multiple Strategies Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Multiple Strategies Fund by reason of the transfer of Strategic Income & Growth Fund's assets solely in exchange for Class A, Class B or Class C shares of Multiple Strategies Fund.

6. The shareholders of Strategic Income & Growth Fund will have the same tax basis and holding period for the shares of beneficial interest in Multiple Strategies Fund that they receive as they had for Strategic Income & Growth Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by Strategic Income & Growth Fund to Multiple Strategies Fund will have the same tax basis and holding period in the hands of Multiple Strategies Fund as they had for Strategic Income & Growth Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Shareholders of Strategic Income & Growth Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Strategic Income & Growth Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Strategic Income & Growth Fund and Multiple Strategies Fund and indicates the pro forma combined capitalization as of September 30, 1996 as if the Reorganization had occurred on that date.

September 30, 1996
------------------
                                                                                                 Net Asset
                                                                       Shares                    Value
                                            Net Assets                 Outstanding               Per Share
                                            ----------                 ------------              -----------
Strategic & Income Growth Fund
        Class A                             $46,746,928                7,956,397                 $5.88
        Class B                             $28,933,298                4,932,725                 $5.87
        Class C                             $ 1,106,345                  188,933                 $5.86

Multiple Strategies Fund
        Class A                             $264,358,580               18,756,434                $14.09
        Class B                             $  5,996,160                  428,130                $14.01
        Class C                             $ 21,087,007                1,503,813                $14.02

Multiple Strategies Fund
Pro Forma Surviving Fund (after Reorganization with Strategic
Income & Growth)(1)
        Class A                             $311,105,508               22,074,172                $14.09
        Class B                             $ 34,929,458                2,493,319                $14.01
        Class C                             $ 22,193,352                1,582,725                $14.02

Multiple Strategies Fund
Pro Forma Surviving Fund (after Reorganization with Strategic
Income & Growth and with Oppenheimer Fund)(2)
        Class A                             $587,830,904               41,714,016                $14.09
        Class B                             $ 36,968,973                2,638,895                $14.01
        Class C                             $ 26,505,099                1,890,267                $14.02

                                                      -28-

(1) Reflects issuance of 3,317,737.93 Class A shares, 2,065,189.01 Class B shares and 78,911.91 of Class C shares of Multiple Strategies Fund in a tax-free exchange for the net assets of Strategic Income & Growth Fund, aggregating $76,786,571. The pro forma ratio of expenses to average annual net assets of the Class A shares for year ended September 30, 1996 would have been 1.25%. The pro forma ratio of expenses to average net assets of Class B shares for year ended September 30, 1996 would have been 2.08%. The pro forma ratio of expenses to average net assets of Class C shares for year ended September 30, 1996 would have been 2.09%.
(2) Reflects issuance of 3,317,737.93 Class A shares, 2,065,189.01 Class B shares and 78,911.91 Class C shares of Multiple Strategies Fund in a tax-free exchange for the net assets of Strategic Income & Growth Fund, aggregating $76,786,571 and issuance of 19,639,843.63 Class A shares, 145,575.66 Class B shares and 307,542.58 Class C shares of Multiple Strategies Fund in a tax-free exchange for the net assets of Oppenheimer Fund, aggregating $283,076,658. The pro forma ratio of expenses to average annual net assets of the Class A shares for year ended September 30, 1996 would have been 1.24%. The pro forma ratio of expenses to average annual net assets of the Class B shares for year ended September 30, 1996 would have been 2.10%. The pro forma ratio of expenses to average annual net assets of the Class C shares for year ended September 30, 1996 would have been 2.11%.

                COMPARISON BETWEEN STRATEGIC INCOME & GROWTH FUND
                          AND MULTIPLE STRATEGIES FUND

Information about Multiple Strategies Fund and Strategic Income & Growth Fund is set forth below. Additional information about Multiple Strategies Fund is set forth in its Prospectus, which accompanies this Proxy Statement and Prospectus. Additional information about both Funds is set forth in documents that may be obtained upon request of the Transfer Agent or upon review at the offices of the SEC. The following discussion about the investment objectives and policies of Strategic Income & Growth Fund and Multiple Strategies Fund is qualified in its entirety by reference to each Fund's current Prospectus and Statement of Additional Information. See "Miscellaneous - Public Information."

Investment Objectives and Policies

Multiple Strategies Fund. Multiple Strategies Fund seeks its investment objective of high total return consistent with preservation of principal by investing in various types of securities which generally include equity securities, debt securities, money market instruments and hedging instruments as described below. The Fund will invest at least 25% of its assets in equity securities, including common stocks, preferred stocks and securities convertible into common stock. In addition, the Fund will invest at least 25% of its total assets in fixed-income senior securities. The Fund may invest up to 35% of its total assets in non-investment grade securities. In general, the types of securities in which Multiple Strategies Fund invests include the categories listed below.

Equity Securities. Generally these are securities that represent an ownership interest in the company issuing the security. They include common stocks, preferred stocks, convertible securities and warrants issued by domestic and foreign companies. When investing in convertible securities, the Manager looks to the conversion feature and treats the securities as "equity securities."

Debt Securities. The Fund's investments in debt securities may include bonds and notes issued by domestic or foreign companies, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these are referred to as U.S. Government securities), and by foreign governments.

Money Market Instruments. These are short-term debt securities (that is, they have a maturity of 13 months or less). They include U.S. Treasury bills (which have maturities of one year or less) and short-term debt obligations, payable in U.S. dollars, issued by banks, savings and loan associations and corporations.

Hedging Instruments. These are investments used by the Fund primarily to manage or "hedge" against investment risks. The Fund's hedging instruments may include put and call options, forward contracts, Futures and options on Futures.

In seeking Multiple Strategies Fund's investment objective of a high total investment return consistent with preservation of principal, from time to time the Manager reallocates the Fund's assets among the different investment categories listed above. That allocation is based upon many factors, including the Manager's evaluation of general economic and market conditions in the U.S. and abroad and its expectations as to the potential total return of a particular category of investments. For example, at certain times, equity securities may be emphasized. When stock market conditions are unstable, the Fund may reallocate its assets to debt securities, with emphasis on money market instruments. Using this "asset allocation" approach, the proportion of the Fund's assets invested in any one type of investment will vary from time to time.

Strategic Income & Growth Fund. Strategic Income & Growth Fund has a primary investment objective of current income and a secondary investment objective of capital appreciation. The Fund seeks its primary investment objective of current income principally by investing in securities in three market sectors: (1) U.S. Government Securities, (2) foreign debt securities, including lower-rated, high yield foreign securities that have special risks, and (3) domestic debt securities, including lower-rated, high yield, high risk bonds. Strategic Income & Growth Fund seeks its secondary investment objective of capital appreciation principally by investing in domestic equity securities.

Under normal circumstances, Strategic Income & Growth Fund will invest at least some of its assets in each of the four sectors described above. There is no specific percentage of its assets that must be invested in any one or more of these sectors at any time. However, from time to time it may invest up to 100% of its total assets in any one sector, other than in domestic equity securities if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. This also means that Strategic Income & Growth Fund could invest all of its assets in lower rated securities and these securities in value special risks. See "Principal Risk Factors" above.

Permitted Investments by Both Strategic Income & Growth Fund and
Multiple Strategies Fund

The securities in which Multiple Strategies Fund and Strategic Income & Growth Fund each normally invest are summarized below. The Funds invest in substantially the same types of securities and are subject to similar investment restrictions. These investment techniques and strategies involve certain risks which are explained more fully in each Fund's Statement of Additional Information.

Equity Securities. Multiple Strategies Fund will invest at least 25% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stock. It may buy equity securities issued by domestic or foreign companies in any industry (for example, industrial, financial or utility). Strategic Income & Growth Fund may, when investing to seek its secondary objective of capital appreciation, buy equity securities of domestic corporations in any industry. Each Fund's investments may include common stocks, preferred stocks, convertible securities and warrants. In selecting stocks, Multiple Strategies Fund may emphasize and Strategic Income & Growth Fund will emphasize issues that are listed on a U.S. securities exchange or quoted on the Automated Quotation System ("NASDAQ") of the NASDAQ Stock Market, Inc. Although Multiple Strategies Fund may invest in securities of small, unseasoned companies, it currently intends that its investments in securities of companies (including predecessors) that have operated less than three years will not exceed 5% of its total assets. As a matter of fundamental policy, Strategic Income & Growth Fund's investments in such securities will not exceed 5% of its total assets. Although its equity investments are not limited to companies of a particular size, it is currently anticipated that the equity investments made by Strategic Income & Growth Fund will be companies which have assets in excess of $100 million.

Debt Securities. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in debt securities, including domestic debt securities, foreign debt securities and debt securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities. Strategic Income & Growth Fund may invest all of its assets in one of these three types of securities, although it will normally invest some assets in each category of securities. Multiple Strategies Fund will invest at least 25% of its total assets in fixed-income senior securities. Fixed-income securities include bonds and notes. The domestic debt securities in which each Fund may invest include lower-rated, high risk, high yield securities commonly called "junk bonds" and the foreign debt securities in which each Fund may invest include foreign debt rated below investment grade. Since Strategic Income & Growth Fund may invest without limit in any of the three debt securities sectors, it may invest up to 100% of its assets in "junk bonds" or foreign debt securities rated below investment grade. Multiple Strategies Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the debt securities in which it invests other than the Fund will not invest more than 35% of its total assets in lower-grade debt securities. Both Funds may invest in any debt securities, including bonds, debentures, notes, participation interests, asset-backed securities and zero coupon securities, issued by corporations in any industry.

Certain of U.S. Government securities in which each Fund may invest, including U.S. Treasury notes, bills and bonds, and mortgage-backed securities guaranteed by Government National Mortgage Association (these securities are called "Ginnie Maes") are supported by the full faith and credit of the U.S. Government. Other mortgage-related U.S. Government securities in which each Fund may invest in are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal National Mortgage Association (these securities are referred to as "Fannie Maes") and obligations supported only by the credit of the instrumentality, such as Federal Home Loan Mortgage Corporation (these securities are referred to as "Freddie Macs"). Each Fund may invest in zero coupon U.S. Treasury securities (described below) and short-term U.S. Government Securities that are money market instruments.

The types of securities described below may be included in one or more of the debt securities sectors in which Multiple Strategies Fund and/or Strategic Income & Growth Fund may invest.

Money Market Instruments. Multiple Strategies Fund may invest in money market instruments, which are debt obligations generally maturing in 13 months or less. They may include short-term certificates of deposit, bankers' acceptances, commercial paper (including variable amount master demand notes), U.S. Government obligations, and other debt instruments (including bonds) issued by corporations. These securities may have variable or floating interest rates. The Fund's investments in this sector include high quality commercial paper (in general, paper in the top two rating categories of Standard & Poor's or Moody's); in addition, there are restrictions on the types of issuers whose securities will be purchased. These are more fully described in Multiple Strategies Fund's Statement of Additional Information.

Asset-Backed Securities. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in "asset-backed" securities. These are interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities, described below. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the debt that forms the income stream for the security.

Mortgage-Backed Securities and CMOs. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and there is a risk that private issuers will be unable to meet their obligations on CMOs.

CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of the Fund.

Each Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest payments. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. The value of "principal only" securities generally rises as interest rates decline and payment rates rise. The price of these securities is typically more volative than that of coupon bearing bonds of the same maturity.

Participation Interests. Both Multiple Strategies Fund and Strategic Income & Growth Fund may acquire participation interests in loans that are made to U.S. or foreign companies. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. Neither Fund may invest more than 5% of its total assets in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and repay the principal.

Zero Coupon Securities. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in zero coupon securities issued either by private issuers or by the U.S. Treasury. In addition, Strategic Income & Growth Fund may invest in zero coupon securities issued by foreign banks or foreign companies. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.

Zero coupon U.S. Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. These securities will be subject to greater market fluctuations from changes in interest rates than interest-paying securities.

While the Fund does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions.

Bank Obligations. Strategic Income & Growth Fund may invest in certain kinds of bank obligations which may fall within the domestic or foreign debt securities sectors. Generally, these are debt obligations that have a maturity of one year or less, and include: certificates of deposit, bankers' acceptances, time deposits, and letters of credit if they are payable in the United States or London, England. Those letters of credit must be issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion and which the Manager has determined to be creditworthy, considering, among other factors, any ratings assigned to the securities by one or more "nationally-recognized statistical rating organizations" as that term is defined in Rule 2a-7 under the Investment Company Act.

Commercial Paper. Both Strategic Income & Growth Fund and Multiple Strategies Fund may invest in foreign or domestic commercial paper, which in general terms is short-term corporate debt. Strategic Income & Growth Fund may purchase commercial paper which is rated at least "A-3" by Standard & Poor's or at least "Prime-3" by Moody's, or which if not rated, was issued by a corporation having an already-issued debt security rated at least "BBB" by Standard & Poor's or "Baa" by Moody's or rated similarly by another nationally recognized statistical rating organization. Strategic Income & Growth Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes, described its the Statement of Additional Information. Multiple Strategies Fund may purchase commercial paper which is rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or which, if not rated, was issued by a corporation having an exiting debt security rated at least "AA" or "Aa" by S&P or Moody's, respectively.

Foreign Securities. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in foreign securities. Foreign securities (which may be denominated in U.S. dollars or non-U.S. currencies) are issued or guaranteed by foreign corporations, certain supranational entities, and foreign governments or their agencies or their instrumentalities, and securities issued by U.S. corporations denominated in non-U.S. currencies. Securities of foreign issuers that are represented by American Depository Receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities traded and held abroad.

Multiple Strategies Fund may invest in equity and debt securities issued by foreign companies and debt securities issued by foreign governments. The Fund does not have any limit on the amount of foreign securities it may purchase. However, normally the Fund does not expect to have more than 50% of its assets invested in foreign securities. The Fund may purchase foreign securities issued by companies engaged in mining gold and other precious metals.

Strategic Income & Growth Fund's investments in foreign securities are limited to foreign debt securities. Such investments may include emerging market debt securities. Investments in emerging market countries involve certain risks in addition to the risks attendant to investments in foreign securities. No more than 25% of the Fund's assets will be invested in government securities of any one foreign country or in debt securities issued by companies organized under the laws of any one foreign country. Each Fund's investments in foreign securities may include debt obligations known as "Brady Bonds". Brady Bonds are issued to exchange existing commercial bank loans to foreign governments for new obligations that are usually collateralized by zero coupon U.S. Treasury securities that have the same maturity as the debt obligation.

Derivative Investments. Both Multiple Strategies Fund and Strategic Income & Growth Fund may invest in derivative securities. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments." Multiple Strategies Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities. Please refer to the Prospectus of Strategic Income & Growth Fund for a description of the various derivative investments which may be made by that Fund. See "Principal Risk Factors" for a discussion of risks involved in the use of derivative investments.

Hedging. As described below, both Multiple Strategies Fund and Strategic Income & Growth Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency. These are all referred to as "hedging instruments." Neither Multiple Strategies Fund nor Strategic Income & Growth Fund uses hedging instruments for speculative purposes, and each Fund has limits on the use of them, as described below. The hedging instruments the Funds may use are described below and in greater detail in "Hedging" in each Fund's Statement of Additional Information.

The Funds may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, may hedge the Fund's portfolio against price fluctuations to some extent. Other hedging strategies, such as buying futures and call options, may tend to increase the Fund's exposure to the securities market.

Futures. Multiple Strategies Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (referred to as Stock Index Futures), (2) other broadly-based securities indices (referred to as Financial Futures), (3) interest rates (these are referred to as Interest Rate Futures) or (4) foreign currencies (these are referred to as Forward Contracts). Strategic Income & Growth Fund may buy and sell futures contracts that relate to certain Financial Futures, Interest Rate Futures and Forward Contracts. These types of Futures are described in "Hedging" in each Fund's Statement of Additional Information. At present, Multiple Strategies Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets.

Put and Call Options. Both Multiple Strategies Fund and Strategic Income & Growth Fund may buy and sell certain kinds of put options (puts) and call options (calls) as described in more detail in each Fund's respective Prospectus. In each case a call or put option may not be purchased if the value of all the Fund's put and call options would exceed 5% of the Fund's total assets.

Multiple Strategies Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or

Financial Futures. It may buy calls to terminate its obligation on a call the Fund previously wrote. It may write (that is, sell) call options. When the Fund writes a call, it receives cash (called a premium). Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund owns the investment on which the call was written. The Fund may write calls on Futures contracts, but these calls must be covered by Futures contracts or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 35% of the Fund's total assets may be subject to calls.

Multiple Strategies Fund may buy and sell put options. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). The Fund may write puts on securities, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures in an amount up to 25% of its total assets, but only if those puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

Multiple Strategies Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options.

Strategic Income & Growth Fund may buy calls on (1) debt securities, (2) foreign currencies, (3) Futures, (4) broadly-based securities indices, (5) interest rate spreads, (6) equity securities, or to terminate its obligation on a call the Fund previously wrote. The Fund may write call options on debt or equity securities, foreign currency or Futures, but only if they are "covered." Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. Up to 100% of the Fund's assets may be subject to covered calls.

Strategic Income & Growth Fund may purchase put options that relate to (1) debt securities, (2) Futures, (3) foreign currencies, (4) broadly-based securities indices, (5) interest rate spreads, or (6) equity securities. The Fund can buy a put on a debt security whether or not the Fund owns the particular debt security in its portfolio. The Fund may sell a put on debt securities or Futures, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

Forward Contracts. Both Multiple Strategies Fund and Strategic Income & Growth Fund may enter into Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. Both Funds may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Interest Rate Swaps. Strategic Income & Growth Fund may engage in interest rate swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities which it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will segregate liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

See "Principal Risk Factors" for a discussion of the risks involved in the use of hedging instruments.

Illiquid and Restricted Securities. Under the policies and procedures established by each Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Both Funds currently intend not to invest more than 10% of their respective net assets in illiquid or restricted securities. In each case, the Board may increase that limit to 15%. In each instance, the Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

Loans of Portfolio Securities. Both Multiple Strategies Fund and Strategic Income & Growth Fund may lend their portfolio securities to brokers, dealers and other financial institutions. In each case, the Fund must receive collateral for a loan. In each instance and, in the case of Multiple Strategies Fund as a matter of fundamental policy, such loans are limited to not more than 25% of the value of the Fund's total assets. Such loans are subject to the conditions described in the Statement of Additional Information of each Fund. Multiple Strategies Fund does not intend to engage in loans of portfolio securities in excess of 5% of the value of its total assets. Strategic Income & Growth Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

Repurchase Agreements. Both Multiple Strategies Fund and Strategic Income & Growth Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are primarily used for liquidity purposes. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Neither Multiple Strategies Fund nor Strategic Income & Growth Fund will enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

"When-Issued" and Delayed Delivery Transactions. Both Multiple Strategies Fund and Strategic Income & Growth Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Certain Investments in a Single Open-End Investment Company

Multiple Strategies Fund has a fundamental investment policy which permits it to invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub- advisor. Notwithstanding any other fundamental investment policy or limitation, such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund.

Investment Restrictions

Both Multiple Strategies Fund and Strategic Income & Growth Fund have certain investment restrictions which, together with their respective investment objectives, are fundamental policies. Fundamental policies may be changed only upon approval by shareholders. Under these fundamental policies, Multiple Strategies Fund and Strategic Income & Growth Fund are subject to the following investment restrictions:

     1. The Funds cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of their respective total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

     2. The Funds cannot concentrate investments in any particular industry. This means that neither Fund may purchase the securities of companies in any one industry if thereafter more than 25% of the value of that Fund's total assets would consist of securities of companies in that industry. However, that limitation does not apply in either case to U.S. Government Securities.

3. The Funds cannot lend money, except that each Fund may buy debt securities that the Fund's investment policies and restrictions permit it to purchase. Each Fund may also make loans of portfolio securities subject to the restrictions stated under "Loans of Portfolio Securities."

     4. The Funds cannot buy or sell real estate. However, each Fund may invest in debt securities secured by real estate or interests therein, which in the case of Strategic Income & Growth Fund may include real estate investment trusts which invest in real estate or interests therein.

     5. The Funds cannot buy securities on margin, but each Fund is permitted to make margin deposits in connection with any of the Hedging Instruments which it may use.

     6. The Funds cannot underwrite securities issued by other persons except to the extent that in connection with the disposition of its portfolio investments, each Fund may be deemed an underwriter for purposes of the Securities Act of 1933.

     7. The Funds cannot buy the securities of any company for the purpose of acquiring control or management thereof, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. The Funds cannot buy and retain the securities of any issuer if the Fund's officers and Trustees or Directors and the Manager individually own more than 0.5% of the securities of such issuer and together own more than 5% of the securities of such issuer.

Under its fundamental policies, Multiple Strategies Fund is subject to the following additional investment restrictions:

     1. The Fund cannot borrow money in excess of 5% of the value of its total assets and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate any of its assets to secure a debt (the escrow or other collateral arrangements in connection with hedging instruments are not considered to involve a mortgage, hypothecation or pledge).

     2. The Fund cannot invest more than 5% of the value of its total assets in warrants nor more than 2% of that value in warrants that are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this restriction.

     3. The Fund cannot invest in physical commodities or commodity contracts; however, the Fund may (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

Under its fundamental policies, Strategic Income & Growth Fund is subject to the following additional investment restrictions:

     1. The Fund cannot buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of these investments would exceed 5% of the value of the Fund's total assets.

     2. The Fund cannot make short sales of securities or maintain a short position, unless as short sales against-the-box.

     3. The Fund may not invest in oil, gas, or other mineral exploration programs.

     4. The Fund may not buy or sell commodities or commodities contracts including future contracts; however, the Fund may buy and sell any of the Hedging Instruments which it may use as approved by its Board of Trustees, whether or not such Hedging Instrument is considered to be a commodity or commodity contract.

Unless the Prospectus of either Multiple Strategies Fund or Strategic Income & Growth Fund states that a percentage restriction applies on an ongoing basis, a restriction applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information of each Fund.

Expense Ratios and Performance

The ratio of expenses to average net assets for Strategic Income & Growth Fund for the fiscal year ended September 30, 1996 was 1.43%, 2.19% and 2.28%, respectively, for Class A, Class B and Class C shares (on an annualized basis). The ratio of expenses to average net assets for Multiple Strategies Fund for the fiscal year ended September 30, 1996, for its Class A, Class B and Class C shares (on an annualized basis) was 1.21%, 2.12% and 2.07%, respectively. Further details are set forth above under "Comparative Fee Table", and in Strategic Income & Growth Fund's Annual Report as of September 30, 1996, and Multiple Strategies Fund's Annual Report as of September 30, 1996, which are included in the Statement of

Additional Information. The performance of the Funds for the 1, 3, 5 and 10 year periods or life of class ended December 31, 1996 is set forth in Exhibit B.

Shareholder Services

The policies of Strategic Income & Growth Fund and Multiple Strategies Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Strategic Income & Growth Fund and Multiple Strategies Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) reinvestment of net redemption proceeds at net asset value within six months of a redemption of Class A or Class B shares, (viii) AccountLink and PhoneLink arrangements, (ix) exchanges of shares for shares of the same class of certain other funds at net asset value, and (x) telephone redemption and exchange privileges. The reinvestment privilege applies to Class A shares purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge upon redemption. It does not apply to Class C shares.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other Oppenheimer funds. At present, not all of the Oppenheimer funds offer the same classes of shares. Shareholders of the Funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through

AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Strategic Income & Growth Fund and Multiple Strategies Fund may redeem accounts valued at less than $200 and $500, respectively, if the account has fallen below such stated amounts for reasons other than market value fluctuations. Both Funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each Fund, including shares of each class, entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders of the Fund or class, as the case may be. Class A, Class B and Class C shares of Strategic Income & Growth Fund and the Class A, Class B and Class C shares of Multiple Strategies Fund which Strategic Income & Growth Fund shareholders will receive in the Reorganization participate equally in the Funds' dividends and distributions and in the Funds' net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different and Class B and Class C dividends and distributions will be lower than Class A dividends. It is not contemplated that Strategic Income & Growth Fund or Multiple Strategies Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Strategic Income & Growth Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares. Shareholders of both of the Funds have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Strategic Income & Growth Fund was organized in 1992 as a Massachusetts business trust. Multiple Strategies Fund was organized in 1987 as a Massachusetts business trust as a result of the combination of three series of a mutual fund managed by the Manager into a single fund. Both Strategic Income & Growth Fund and Multiple Strategies Fund are open-end, diversified management investment companies, with an unlimited number of authorized shares of beneficial interest. The Board has established three classes of shares with respect to Multiple Strategies Fund and Strategic Income & Growth Fund: Class A, Class B and Class C. With respect to Strategic Income & Growth Fund and Multiple Strategies Fund, each class has its own dividends and distributions and pays certain expenses which will be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Only shares of a particular class vote together on matters that affect that class. Most amendments to the Declaration of Trust of each of the Funds, the election of Trustees, approval of the Investment Advisory Agreement and certain other matters require the approval of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act) in the aggregate of the respective Fund's shareholders without regard to class. Under certain circumstances, shareholders of the Funds may be held personally liable as partners for the Funds' obligations, and under each Declaration of Trust such a shareholder is entitled to indemnification rights by the funds; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which that fund is unable to meet its obligations.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for Strategic Income & Growth Fund and also acts as the investment adviser to Multiple Strategies Fund. The terms and conditions of the Investment Advisory Agreement for each fund are substantially the same. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis - Investment Advisory and Distribution and Service Plan Fees." The 12b-1 Distribution and Service Plan fees paid by fund with respect to Class A, Class B and Class C shares are set forth above under "Synopsis - Investment Advisory and Distribution and Service Plan Fees."

Pursuant to each Investment Advisory Agreement, the Manager supervises the investment operations of the Funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both Investment Advisory Agreements require the Manager to provide Strategic Income & Growth Fund and Multiple Strategies Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each Fund.

Expenses  not  expressly  assumed by the Manager  under each  Fund's  Investment
Advisory Agreement or by OppenheimerFunds Distributor, Inc., the Funds' distributor (the "Distributor"), under the General Distributor's Agreement are paid by the funds. The Investment Advisory Agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Strategic Income & Growth Fund for the fiscal year ended September 30, 1996 was $513,195. For the nine month period ended September 30, 1996, the management fee paid by Multiple Strategies Fund was $1,544,001.

The Funds' Investment Advisory Agreements contain no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Funds' total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Funds. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Funds' last fiscal year, the Funds' expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $60 billion as of March 31, 1997, with more than 3 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for Strategic Income & Growth Fund and Multiple Strategies Fund and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement for each of the Funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each fund. During Strategic Income & Growth Fund's fiscal year ended September 30, 1996, the aggregate sales charges on sales of Strategic Income & Growth Fund's Class A shares were $277,077, of which the Distributor and an affiliated broker-dealer retained in the aggregate $91,918. During Strategic Income & Growth Fund's fiscal year ended September 30, 1996, the contingent deferred sales charges collected on Strategic Income & Growth Fund's Class B and Class C shares totaled $79,826 and $929, respectively, all of which the Distributor retained. For the nine month period ended September 30, 1996 and the fiscal year ended December 31, 1995, the aggregate amount of sales charges on sales of Multiple Strategies Fund's Class A shares were $286,317 and $348,120, respectively, of which $100,671 and $138,846, respectively, was retained by the Distributor and an affiliated broker-dealer. Contingent deferred sales charges collected by the Distributor on the redemption of Class B and Class C shares for the nine month period ended September 30, 1996 totaled $1,119 and $3,419, respectively, all of which was retained by the Distributor. The contingent deferred sales charge collected by the Distribution on the redemption of Class C shares for fiscal year ended December 31, 1995 totaled $3,807, all of which was retained by the Distributor. For additional information about distribution of the Funds' shares and the payments made by the Funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in each Fund's Statement of Addition Information.

Purchase of Additional Shares

Class A shares of Strategic Income & Growth Fund and Class A shares of Multiple Strategies Fund may be purchased with an initial sales charge of 4.75% and 5.75%, respectively, for purchases of less than $50,000 in the case of Strategic Income & Growth Fund and purchases of less than $25,000 in the case of Multiple Strategies Fund. The sales charge as a percentage of the offering price declines on purchases in excess of $50,000 in the case of Strategic Income & Growth Fund and purchases in excess of $25,000 in the case of Multiple Strategies Fund. If Class A shares of either Fund are purchased as part of an investment of at least $1 million in shares of one or more Oppenheimer funds ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A CDSC" in each Fund's Prospectus), there is no initial sales charge, but if shares are sold within 18 months after purchase, there may be imposed a contingent deferred sales charge ("CDSC") which will vary, depending on the amount invested. If shares of Class A of either Fund are redeemed within 18 months of the end of the calendar month of their purchase, a CDSC may be deducted from the redemption proceeds. (This period during which the Class A CDSC applies has been reduced to 12 months for purchases on or after May 1, 1997.) Class B shares of Strategic Income & Growth Fund and Multiple Strategies Fund are sold at net asset value without an initial sales charge. However, if Class B shares of either Fund are redeemed within six years of the end of the calendar month of their purchase, a CDSC may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares of either Fund may be purchased without an initial sales charge, but if you sell your shares within 12 months of buying them, a CDSC of 1% may be deducted.

The initial sales charge on Class A shares and CDSC on Class A shares, Class B and Class C shares of Multiple Strategies Fund will only affect shareholders of Strategic Income & Growth Fund to the extent that they desire to make additional purchases of shares of Multiple Strategies Fund in addition to the shares which they will receive as a result of the Reorganization. If shares of Strategic Income & Growth Fund are subject to a CDSC prior to the Reorganization, those shares of Multiple Strategies Fund acquires as a result of the Reorganization will also be subject to a CDSC. The CDSC for Class B and Class C shares of both Funds is the same and Class B and Class C shareholders of Strategic Income & Growth Fund will pay a CDSC if they redeem their shares within six years and 12 months, respectively, of purchase, regardless of whether they are shareholders of Strategic Income & Growth Fund or Multiple Strategies Fund at the time of redemption. The Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Multiple Strategies Fund at net asset value. Future dividends and capital gain distributions of Multiple Strategies Fund, if any, may be reinvested without sales charge. Any Strategic Income & Growth Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of Strategic Income & Growth Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Multiple Strategies Fund.

                    METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Strategic Income & Growth Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Strategic Income & Growth Fund, excluding the Cash Reserve, will be delivered to Multiple Strategies Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund. The Cash Reserve to be retained by Strategic Income & Growth Fund will be sufficient in the discretion of the Board for the payment of Strategic Income & Growth Fund's liabilities, and Strategic Income & Growth Fund's expenses of liquidation.

Assuming the shareholders of Strategic Income & Growth Fund approve the Reorganization, the actual exchange of assets is expected to take place on June 20, 1997, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Strategic Income & Growth Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Strategic Income & Growth Fund after that date will be treated as requests for redemptions of Class A, Class B or Class C shares of Multiple Strategies Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Multiple Strategies Fund, and the value of the assets of Strategic Income & Growth Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Multiple Strategies Fund in the valuation of assets. Multiple Strategies Fund is not assuming any of the liabilities of Strategic Income & Growth Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Multiple Strategies Fund to Strategic Income & Growth Fund will be the same as the value of the assets received by Multiple Strategies Fund. For example, if, on the Valuation Date, Strategic Income & Growth Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Multiple Strategies Fund would be $100,000. If the net asset value per share of Multiple Strategies Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 / $10). These 10,000 shares of Multiple Strategies Fund would be distributed to the former shareholders of Strategic Income & Growth Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing, Strategic Income & Growth Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Multiple Strategies Fund received by Strategic Income & Growth Fund at the closing, in liquidation of the outstanding shares of Strategic Income & Growth Fund, and the outstanding shares of Strategic Income & Growth Fund will be canceled. To assist Strategic Income & Growth Fund in this distribution, Multiple Strategies Fund will, in accordance with a shareholder list supplied by Strategic Income & Growth Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Multiple Strategies Fund to each shareholder of Strategic Income & Growth Fund. Certificates for Class A shares of Multiple Strategies Fund will be issued upon written request of a former shareholder of Strategic Income & Growth Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Multiple Strategies Fund, provided that shares represented by certificates are delivered for cancellation. Former shareholders of Strategic Income & Growth Fund who wish certificates representing their shares of Multiple Strategies Fund must, after receipt of their confirmations, make a written request to OFS, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Strategic Income & Growth Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Multiple Strategies Fund.

Under the Reorganization Agreement, within one year after the

Closing Date, Strategic Income & Growth Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Multiple Strategies Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Income & Growth Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Strategic Income & Growth Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Strategic Income & Growth Fund will complete its liquidation.

Under the Reorganization Agreement, either Strategic Income & Growth Fund or Multiple Strategies Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

                                  MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements as a tax free reorganization. Further financial information as to Strategic Income & Growth Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of September 30, 1996, both of which are included in the Additional Statement relating to this Reorganization. Financial information for Multiple Strategies Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of September 30, 1996, which is included in the Additional Statement.

Public Information

Additional information about Strategic Income & Growth Fund and Multiple Strategies Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Multiple Strategies Fund's Prospectus dated January 15, 1997, as revised March 6, 1997, accompanying this Proxy
Statement and incorporated herein; (ii) Strategic Income & Growth Fund's Prospectus dated January 15, 1997, as supplemented on March 6, 1997, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Multiple Strategies Fund's Annual Report as of September 30, 1996, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Strategic Income & Growth Fund's Annual Report as of September 30, 1996, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information relating to this Reorganization, which incorporates by reference the Multiple Strategies Fund Prospectus and Statement of Additional Information dated January 15, 1997, as revised March 6, 1997 and Strategic Income & Growth Fund's Prospectus dated January 15, 1997, as supplemented March 6, 1997, and Statement of Additional Information dated January 15, 1997; the organization and operation of Multiple Strategies Fund and Strategic Income & Growth Fund; more information on investment policies, practices and risks;
information about Strategic Income & Growth Fund's and Multiple Strategies Fund's Boards of Trustees and their responsibilities; a further description of the services provided by Multiple Strategies Fund's and Strategic Income &
Growth Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Multiple Strategies Fund and Strategic Income & Growth Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Strategic Income & Growth Fund and Multiple Strategies Fund are
subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Strategic Income & Growth Fund and Multiple Strategies Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                 OTHER BUSINESS

Management of Strategic Income & Growth Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                        By Order of the Board of Trustees

                        Andrew J. Donohue, Secretary

                        April 23, 1997

                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 10, 1997 by and between Oppenheimer Strategic Income & Growth Fund ("Strategic Income & Growth Fund"), a Massachusetts business trust, and Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), a Massachusetts business trust (the "Trust").

                              W I T N E S S E T H:

         WHEREAS, the parties are each open-end investment companies of the management type; and

         WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Strategic Income & Growth Fund through the acquisition by Multiple Strategies Fund of substantially all of the assets of Strategic Income & Growth Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of Multiple Strategies Fund and the assumption by Multiple Strategies Fund of certain liabilities of Strategic Income & Growth Fund, which Class A, Class B and Class C shares of Multiple Strategies Fund are to be distributed by Strategic Income & Growth Fund pro rata to its shareholders in complete liquidation of Strategic Income & Growth Fund and complete cancellation of its shares;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

         1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Multiple Strategies Fund of substantially all of the properties and assets of Strategic Income & Growth Fund in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund and the assumption by Multiple Strategies Fund of certain liabilities of Strategic Income & Growth Fund, followed by the distribution of such Class A, Class B and Class C shares of Multiple Strategies Fund shares to the Class A, Class B and Class C shareholders of Strategic Income & Growth Fund in exchange for their Class A, Class B and Class C shares of Strategic Income & Growth Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

     The share transfer books of Strategic Income & Growth Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date as defined herein shall be fulfilled by Strategic Income & Growth Fund; redemption requests received by Strategic Income & Growth Fund after that date shall be treated as requests for the redemption of the shares of Multiple Strategies Fund to be distributed to the shareholder in question as provided in Section 5.

         2. On the Closing Date (as hereinafter defined), all of the assets of Strategic Income & Growth Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Strategic Income & Growth Fund sufficient in its discretion for the payment of the expenses of Strategic Income & Growth Fund's dissolution and its liabilities, but not in excess of the amount contemplated by
Section 10E, shall be delivered as provided in Section 8 to Multiple Strategies Fund, in exchange for and against delivery to Strategic Income & Growth Fund on the Closing Date of a number of Class A, Class B and Class C shares of Multiple Strategies Fund, having an aggregate net asset value equal to the value of the assets of Strategic Income & Growth Fund so transferred and delivered.

         3. The net asset value of Class A, Class B and Class C shares of Multiple Strategies Fund and the value of the assets of Strategic Income & Growth Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Multiple Strategies Fund and the Class A, Class B and Class C shares of Strategic Income & Growth Fund shall be done in the manner used by Multiple Strategies Fund and Strategic Income & Growth Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Multiple Strategies Fund in such computation shall be applied to the valuation of the assets of Strategic Income & Growth Fund to be transferred to Multiple Strategies Fund.

                  Strategic Income & Growth Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Strategic Income & Growth Fund's shareholders all of Strategic Income & Growth Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

         4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on June 20, 1997 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

                  In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

         5. In conjunction with the closing, Strategic Income & Growth Fund shall distribute on a pro rata basis to the shareholders of Strategic Income & Growth Fund on the Valuation Date, the Class A, Class B and Class C shares of Multiple Strategies Fund received by Strategic Income & Growth Fund on the Closing Date in exchange for the assets of Strategic Income & Growth Fund in complete liquidation of Strategic Income & Growth Fund; for the purpose of the distribution by Strategic Income & Growth Fund of Class A, Class B and Class C shares of Multiple Strategies Fund to its shareholders, Multiple Strategies Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Multiple Strategies Fund on the books of Multiple Strategies Fund to each Class A, Class B and Class C shareholder, respectively, of Strategic Income & Growth Fund in accordance with a list of its shareholders (the "Shareholder List") received from Strategic

Income & Growth Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of Multiple Strategies Fund to each shareholder of Strategic Income & Growth Fund; certificates for Class A, Class B and Class C shares of Multiple Strategies Fund will be issued upon written request of a former shareholder of Strategic Income & Growth Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Multiple Strategies Fund.

                  The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Strategic Income & Growth Fund, indicating his or her share balance. Strategic Income & Growth Fund agrees to supply the Shareholder List to Multiple Strategies Fund not later than the Closing Date. Shareholders of Strategic Income & Growth Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Multiple Strategies Fund which they received.

         6. Within one year after the Closing Date, Strategic Income & Growth Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Multiple Strategies Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Income & Growth Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Strategic Income & Growth Fund outstanding on the Valuation Date.

         7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Multiple Strategies Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Strategic Income & Growth Fund shall deliver to Multiple Strategies Fund two copies of a list setting forth the securities then owned by Strategic Income & Growth Fund. Promptly after the Closing, Strategic Income & Growth Fund shall provide Multiple Strategies Fund a list setting forth the respective federal income tax bases thereof.

         8. Portfolio securities or written evidence acceptable to Multiple Strategies Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Strategic Income & Growth Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Strategic Income & Growth Fund on the Closing Date to Multiple Strategies Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Multiple Strategies Fund for the account of Multiple Strategies Fund. Shares of Multiple Strategies Fund representing the number of shares of Multiple Strategies Fund being delivered against the assets of Strategic Income & Growth Fund, registered in the name of Strategic Income & Growth Fund, shall be transferred to Strategic Income & Growth Fund on the Closing Date. Such shares shall thereupon be assigned by Strategic Income & Growth Fund to its shareholders so that the shares of Multiple Strategies Fund may be distributed as provided in Section 5.

                  If, at the Closing Date, Strategic Income & Growth Fund is unable to make delivery under this Section 8 to Multiple Strategies Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Strategic Income & Growth Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Strategic Income & Growth Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Strategic Income & Growth Fund will deliver to Multiple Strategies Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Multiple Strategies Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Multiple Strategies Fund.

         9. Multiple Strategies Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Strategic Income & Growth Fund, but Strategic Income & Growth Fund
will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Strategic Income & Growth Fund. Strategic Income & Growth Fund and Multiple Strategies Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Multiple Strategies Fund and Strategic Income & Growth Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Income & Growth Fund and Multiple Strategies Fund, respectively, in the amounts so incurred by each.

         10. The obligations of Multiple Strategies Fund hereunder shall be subject to the following conditions:

                  A. The Board of Trustees of Strategic Income & Growth Fund shall have authorized the execution of the Agreement, and the shareholders of Strategic Income & Growth Fund shall have approved the Agreement and the transactions contemplated thereby, and Strategic Income & Growth Fund shall have furnished to Multiple Strategies Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Income & Growth Fund; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Income & Growth Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

                  B. Multiple Strategies Fund shall have received an opinion dated the Closing Date of counsel to Strategic Income & Growth Fund, to the effect that (i) Strategic Income & Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Strategic Income & Growth Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Strategic Income & Growth Fund.

                  C. The representations and warranties of Strategic Income & Growth Fund contained herein shall be true and correct at and as of the Closing Date, and Multiple Strategies Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Strategic Income & Growth Fund, dated the Closing
Date, to that effect.

                  D. On the Closing Date, Strategic Income & Growth Fund shall have furnished to Multiple Strategies Fund a certificate of the Treasurer or Assistant Treasurer of Strategic Income & Growth Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to
Strategic Income & Growth Fund as of the Closing Date.

                  E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Income & Growth Fund at the close of business on the Valuation Date.

                  F. A Registration Statement on Form N-14 filed by Multiple Strategies Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 30, 1997.

                  G. On the Closing Date, Multiple Strategies Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Multiple Strategies Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Strategic Income & Growth Fund arising out of litigation brought against Strategic Income & Growth Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Strategic Income & Growth Fund delivered to Multiple Strategies Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

                  H. Multiple Strategies Fund shall have received an opinion, dated the Closing Date, of KPMG Peat Marwick LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

                  I. Multiple Strategies Fund shall have received at the closing all of the assets of Strategic Income & Growth Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

         11. The obligations of Strategic Income & Growth Fund hereunder shall be subject to the following conditions:

                  A. The Board of Trustees of Multiple Strategies Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Multiple Strategies Fund shall have furnished to Strategic Income & Growth Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Multiple Strategies Fund.

                  B. Strategic Income & Growth Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Income & Growth Fund, and Strategic Income & Growth Fund shall have furnished Multiple Strategies Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Income & Growth Fund.

                  C. Strategic Income & Growth Fund shall have received an opinion dated the Closing Date of counsel to Multiple Strategies Fund, to the effect that (i) Multiple Strategies Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Multiple Strategies Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Multiple Strategies Fund, and (iii) the shares of Multiple Strategies Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Multiple Strategies Fund's then current Prospectus and Statement of Additional Information.

                  D. The representations and warranties of Multiple
Strategies Fund contained herein shall be true and correct at and as of the Closing Date, and Strategic Income & Growth Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Multiple Strategies Fund to that effect dated the Closing Date.

                  E. Strategic Income & Growth Fund shall have received an opinion of KPMG Peat Marwick LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) Strategic Income & Growth Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Income & Growth Fund's outstanding shares, and, to Strategic Income & Growth Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Multiple Strategies Fund shares received in the transaction that would reduce Strategic Income & Growth Fund shareholders' ownership of Multiple Strategies Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Strategic Income & Growth Fund and Multiple Strategies Fund that, as of the Closing Date, Strategic Income & Growth Fund and Multiple Strategies Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                           1.    The transactions contemplated by the Agreement
will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                           2.       Strategic Income & Growth Fund and Multiple
Strategies Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                           3.       No gain or loss will be recognized by the
shareholders of Strategic Income & Growth Fund upon the distribution of shares of beneficial interest in Multiple Strategies Fund to the shareholders of Strategic Income & Growth Fund pursuant to Section 354 of the Code.

                           4.       Under Section 361(a) of the Code no gain or
loss will be recognized by Strategic Income & Growth Fund by reason of the transfer of substantially all its assets in exchange for shares of Multiple Strategies Fund.

                           5.    Under Section 1032 of the Code no gain or loss
will be recognized by Multiple Strategies Fund by reason of the transfer of substantially all Strategic Income & Growth Fund's assets in exchange for Class A, Class B and Class C shares of Multiple Strategies Fund and Multiple Strategies Fund's assumption of certain liabilities of Strategic Income & Growth Fund.

                           6.     The shareholders of Strategic Income & Growth
Fund will have the same tax basis and holding period for the Class A, Class B or Class C shares of beneficial interest in Multiple Strategies Fund that they receive as they had for Strategic Income & Growth Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                           7.    The securities transferred by Strategic Income
& Growth Fund to Multiple Strategies Fund will have the same tax basis and holding period in the hands of Multiple Strategies Fund as they had for Strategic Income & Growth Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

                  F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Income & Growth Fund at the close of business on the Valuation Date.


                  G. A Registration Statement on Form N-14 filed by Multiple Strategies Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 30, 1997.

                  H. On the Closing Date, Strategic Income & Growth Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Strategic Income & Growth Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Multiple Strategies Fund arising out of litigation brought against Multiple Strategies Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Multiple Strategies Fund delivered to Strategic Income & Growth Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

                  I. Strategic Income & Growth Fund shall acknowledge receipt of the shares of Multiple Strategies Fund.

         12. Strategic Income & Growth Fund hereby represents and warrants that:

                  A. The financial statements of Strategic Income & Growth Fund at September 30, 1996 (audited) as heretofore furnished to Multiple Strategies Fund, present fairly the financial position, results of operations, and changes in net assets of Strategic Income & Growth Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Strategic Income & Growth Fund, it being agreed that a decrease in the size of Strategic Income & Growth Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

                  B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Strategic Income & Growth Fund's shareholders, Strategic Income & Growth Fund has authority to transfer all of the assets of Strategic Income & Growth Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

                  C. The Prospectus, as amended and supplemented, contained in Strategic Income & Growth Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  D. There is no material contingent liability of Strategic Income & Growth Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Strategic Income & Growth Fund, threatened against Strategic Income & Growth Fund, not reflected in such Prospectus;

                  E. With the exception of this agreement there are no material contracts outstanding to which Strategic Income & Growth
Fund is a party other than those ordinary in the conduct of its business;

                  F. Strategic Income & Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Strategic Income & Growth Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

                  G. All Federal and other tax returns and reports of Strategic Income & Growth Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Strategic Income & Growth Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Strategic Income & Growth Fund ended September 30, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

                  H. Strategic Income & Growth Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Strategic Income & Growth Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Strategic Income & Growth Fund intends to meet such requirements with respect to its current taxable year.

         13. Multiple Strategies Fund hereby represents and warrants that:

                  A. The financial statements of Multiple Strategies Fund at September 30, 1996 (audited) as heretofore furnished to Strategic Income & Growth Fund, present fairly the financial position, results of operations, and changes in net assets of Multiple Strategies Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Multiple Strategies Fund, it being understood that a decrease in the size of Multiple Strategies Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;


                  B. The Prospectus, as amended and supplemented, contained in Multiple Strategies Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  C. There is no material contingent liability of Multiple Strategies Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Multiple Strategies Fund, threatened against Multiple Strategies Fund, not reflected in such Prospectus;

                  D. With the exception of this Agreement, there are no material contracts outstanding to which Multiple Strategies Fund is a party other than those ordinary in the conduct of its business;

                  E.  Multiple   Strategies   Fund  is  a  business  trust  duly
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Multiple Strategies Fund which it issues to Strategic Income & Growth Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Multiple Strategies Fund's Registration Statement; and will conform to the description thereof contained in Multiple Strategies Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Multiple Strategies Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

                  F. All Federal and other tax returns and reports of Multiple Strategies Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Multiple Strategies Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Multiple Strategies Fund ended September 30, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

                  G. Multiple Strategies Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Multiple Strategies Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Multiple Strategies Fund intends to meet such requirements with respect to its current taxable year;

                  H. Multiple Strategies Fund has no plan or intention (i) to dispose of any of the assets transferred by Strategic Income & Growth Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

                  I. After consummation of the transactions contemplated by the Agreement, Multiple Strategies Fund intends to operate its business in a substantially unchanged manner.

         14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Multiple Strategies Fund hereby represents to and covenants with Strategic Income & Growth Fund that, if the reorganization becomes effective, Multiple Strategies Fund will treat each shareholder of Strategic Income & Growth Fund who received any of Multiple Strategies Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Multiple Strategies Fund received by such shareholder for the purpose of making additional investments in shares of Multiple Strategies Fund, regardless of the value of the shares of Multiple Strategies Fund received.

         15. Multiple Strategies Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Oppenheimer Strategic Income & Growth Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and to cause the cancellation of its outstanding shares at the Closing.

         16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

         17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

         18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

         19. Strategic Income & Growth Fund understands that the obligations of Multiple Strategies Fund under the Agreement are not binding upon any Trustee or shareholder of Multiple Strategies Fund personally, but bind only Multiple Strategies Fund and Multiple Strategies Fund's property. Strategic Income & Growth Fund represents that it has notice of the provisions of the Declaration of Trust of Multiple Strategies Fund disclaiming shareholder and Trustee liability for acts or obligations of Multiple Strategies Fund.

         20. Multiple Strategies Fund understands that the obligations of Strategic Income & Growth Fund under the Agreement are not binding upon any Trustee or shareholder of Strategic Income & Growth Fund personally, but bind only Strategic Income & Growth Fund and Strategic Income & Growth Fund's property. Multiple Strategies Fund represents that it has notice of the provisions of the Declaration of Trust of Strategic Income & Growth Fund disclaiming shareholder and Trustee liability for acts or obligations of Strategic Income & Growth Fund.

         IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                      OPPENHEIMER MULTIPLE STRATEGIES FUND

                            By: /s/ Andrew J. Donohue
                            Andrew J. Donohue, Secretary


                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND



                            By: /s/ George Bowen
                            George Bowen, Vice President

                                    EXHIBIT B


                   Oppenheimer Strategic Income & Growth Fund
                Average Annual Total Returns at December 31, 1996


                           1 Year     3 Years       Life of Class
                           ------     -------       -------------
Class A
                  NAV      17.91%     11.63%        10.53%
                  MOP      12.31%      9.83%         9.36%

Class B
                  NAV      17.06%     10.82%         9.96%
                  MOP      12.06%     10.00%         9.59%

Class C
                  NAV      16.57%       --          17.02%
                  MOP      15.57%       --          17.02%

For periods ending 12/31/96. Total returns show change in share value and include reinvestment of all dividends and capital gains distributions. NAV returns reflect returns at Net Asset Value and do not reflect payment of sales charges. Class A returns at Maximum Offering Price (MOP) show results of hypothetical investments at 12/31/95, 12/31/93 and 6/1/92 (inception of class) after deducting the maximum initial sales charge of 4.75%. Class B returns at MOP show results of hypothetical investments at 12/31/95, 12/31/93 and 11/30/92 (inception of class) and are shown net of the applicable 5%, 3% and 2% contingent deferred sales charges respectively. Class C returns at MOP show results of hypothetical investments at 12/31/95 and 10/2/95 (inception of class) and are shown net of the applicable 1% contingent deferred sales charge for the one-year result. Past performance is not predictive of future performance.

                      Oppenheimer Multiple Strategies Fund
                Average Annual Total Returns at December 31, 1996


                           1 Year    3 Years    5 Years      Life of Class
                           ------    -------    --------     -------------
Class A
                  NAV      17.23%    12.31%     12.12%       10.29%
                  MOP      10.49%    10.11%     10.80%        9.62%

Class B
                  NAV      16.06%      --         --         15.45%
                  MOP      11.06%      --         --         12.59%

Class C
                  NAV      16.31%     11.33%      --         11.79%
                  MOP      15.31%     11.33%      --         11.79%

For periods ending 12/31/96. Total returns show change in share value and include reinvestment of all dividends and capital gains distributions. NAV returns reflect returns at Net Asset Value and do not reflect payment of sales charges. Class A returns at Maximum Offering Price (MOP) show results of hypothetical investments at 12/31/95, 12/31/93 and 12/31/91 after deducting the maximum initial sales charge of 5.75%. The inception date of the Fund (Class A Shares) was 4/24/87. Class B returns at MOP show results of hypothetical investments at 12/31/95 and 8/29/95 (inception of class) and are shown net of the applicable 5% and 4% contingent deferred sales charges respectively. Class C returns at MOP show results of hypothetical investments at 12/31/95, 13/31/93 and 12/1/93 (inception of class) and are shown net of the applicable 1% contingent deferred sales charge for the one-year result. Past performance is not predictive of future performance.

                   OPPENHEIMER MULTIPLE STRATEGIES  FUND
           Two World Trade Center, New York, New York 10048-0203
                              1-800-525-7048

                    STATEMENT OF ADDITIONAL INFORMATION
                   -----------------------------------

This Statement of Additional Information of Oppenheimer Multiple
Strategies Fund ("OMSF") consists of this cover page and the following documents:

1.   OMSF's Statement of Additional Information dated January 15,
     1997, revised March 6, 1997.

2. Prospectus of Oppenheimer Fund dated October 25, 1996 as supplemented January 1, 1997 and March 6, 1997.

3.   Statement of Additional Information of Oppenheimer Fund dated
     October 25, 1996.

4. Prospectus of Oppenheimer Strategic Income & Growth Fund dated January 15, 1997 as supplemented January 15, 1997 and March 6, 1997.

5.   Statement of Additional Information of Oppenheimer Strategic
     Income & Growth Fund dated January 15, 1997.

6.   OMSF's Annual Report as of September 30, 1996.

7.   Oppenheimer Fund's Annual Report as of June 30, 1996.

8. Oppenheimer Strategic Income & Growth Fund's Annual Report as of September 30, 1996.

9. Pro Forma Financial Statements, including Pro Forma Statement of Investments: Oppenheimer Fund into OMSF.

10. Pro Forma Financial Statements, including Pro Forma Statement of Investments: Oppenheimer Strategic Income & Growth Fund into OMSF.

11. Pro Forma Financial Statements, including Pro Forma Statement of Investments: Oppenheimer Fund and Oppenheimer Strategic
     Income & Growth Fund into OMSF.

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus of OMSF dated April 23, 1997, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OFS at the toll-free number shown above.

Oppenheimer Multiple Strategies Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated January 15, 1997, revised
March 6, 1997



     This Statement of Additional Information of Oppenheimer Multiple Strategies Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 15, 1997, revised March 6, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                            Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . .  2
     Investment Policies and Strategies. . . . . . . . . .  2
     Other Investment Techniques and Strategies. . . . . .  9
     Other Investment Restrictions . . . . . . . . . . . .  23
How the Fund is Managed  . . . . . . . . . . . . . . . . .  24
     Organization and History. . . . . . . . . . . . . . .  24
     Trustees and Officers of the Fund . . . . . . . . . .  24
     The Manager and Its Affiliates. . . . . . . . . . . .  29
Brokerage Policies of the Fund . . . . . . . . . . . . . .  30
Performance of the Fund. . . . . . . . . . . . . . . . . .  32
Distribution and Service Plans . . . . . . . . . . . . . .  35
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . .  37
How To Sell Shares . . . . . . . . . . . . . . . . . . . .  44
How To Exchange Shares . . . . . . . . . . . . . . . . . .  49
Dividends, Capital Gains and Taxes . . . . . . . . . . . .  51
Additional Information About the Fund. . . . . . . . . . .  53
Independent Auditors' Report . . . . . . . . . . . . . . .  54
Financial Statements . . . . . . . . . . . . . . . . . . .  55
Appendix A: Industry Classifications . . . . . . . . . . .  A-1
Appendix B: Description of Ratings Categories of Ratings
Services   . . . . . . . . . . . . . . . . . . . . . . . .  B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

        Special Risks of Lower-Rated Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk; these are in addition to other investment risks that may affect a particular security. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding, lower-rated bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds.

     As stated in the Prospectus, the Fund may invest in debt securities rated as low as "C" or "D" by Moody's or S&P. High yield securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, debt securities.
Risks of high yield securities may include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower-yielding portfolio securities,
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

        Interest Rate Risks. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, and thus the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore in the Fund's net asset values.

        Equity Securities.

        Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them when it wants to, at an acceptable price. Their limited liquidity can result in their being priced lower than might otherwise be the case. If other investment companies and investors that invest in such securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained because of the thinner market for such securities.

        Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity. Those can be a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

        Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

        Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

        Debt Securities. The Fund may purchase or sell debt securities (including U.S. Government Securities, discussed below) and money market instruments without regard to the length of time the security has been held to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for these securities is substantially less than for equivalent dollar values of equity securities. The Fund will only purchase securities meeting the requirements, including applicable rating qualifications, stated in the Prospectus. See Appendix B to the Prospectus for a description of the factors considered by the rating agencies in rating particular debt securities.

        U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The U.S. Government Securities the Fund can invest in are described in the Prospectus and include U.S. Treasury securities such as "zero coupon" U.S. Treasury securities, mortgage-backed securities and CMOs.

        Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as a percentage of the prime rate of a bank or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

        Variable Amount Master Demand Notes. Variable amount master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the corporate borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand.

     The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand, including the possibility where all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the Fund's limitation on investments in illiquid securities described in "Illiquid and Restricted Securities" in the Prospectus. The Fund does not currently intend that its investments in variable amount master demand notes in the coming year will exceed 5% of its total assets.

        Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

     Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. The Manager has set creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Under the Fund's standard for creditworthiness, some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be considered to be acceptable credit risks. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

        Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same type of security interest in the underlying collateral as do mortgage backed securities.

        Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans that are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities, which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (for example, direct pass-through certificates of Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government (for example, obligations of Federal Home Loan Mortgage Corporation ("FHLMC"). Some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.
The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable with other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect that may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Due to those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.

     The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount.

     The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     Mortgage-backed securities may be less effective than debt obligations having a similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

        GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and the GNMA, regardless of whether the mortgagor actually makes the payments.

     The National Housing Act authorized the GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (the "FHA") or guaranteed by the Veterans Administration (the "VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

        FNMA Securities. Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

        FHLMC Securities. Federal Home Loan Mortgage Association ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

        Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such. That means the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders). Instead, such payments are dedicated to payment of interest on, and repayment of principal of, the CMOs.

     CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed though to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, and private mortgage insurance companies) may be supported by insurance or guarantees, such as letters of credit issued by governmental entities, private insurers or the private issuer of the mortgage pool. There can be no assurance that private insurers will be able to meet their obligations.

        Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or private issuers. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and (3) receipts or certificates representing interest in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates. The Fund may also invest in zero coupon securities issued by private issuers, such as corporations.


     Because the Fund accrues taxable income from zero coupon securities issued by either the U.S. Treasury or other issuers without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, the amount of cash income the Fund receives from other investments, and the sale of shares. The Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Fund and not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

        Money Market Securities.

        Certificates of Deposit. Except as described below, the Fund may purchase certificates of deposit if they are issued or guaranteed by domestic banks (including foreign branches of domestic banks) which have total assets in excess of $500 million, and the Fund may purchase bankers' acceptances (which may be supported by letters of credit) only if guaranteed by U.S. commercial banks having total assets in excess of $500 million.
The Fund may invest in   certificates of deposit of $100,000 or
less of a domestic bank, even if such bank has assets of less than $500 million, if the certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Fund hold more than one certificate of deposit from any one such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Fund's net assets will be invested in certificates of deposit of banks having total assets of less than $500 million. For these purposes, the term "bank" includes U.S. commercial banks, savings banks and savings and loan associations.

        Commercial Paper. The Fund may purchase commercial paper only if rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not rated, issued by a corporation having an existing debt security rated at least "AA" or "Aa" by S&P or Moody's, respectively. See Appendix A to the Prospectus for a description of the factors considered by S&P and Moody's for determining such ratings. The Fund may purchase obligations issued by other entities (including U.S. dollar-denominated securities of foreign branches of U.S. banks) if they are (i) guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund, or (ii) subject to repurchase agreements (described below). The foregoing ratings restrictions do not apply to banks in which the Fund's cash is kept.

Other Investment Techniques and Strategies

Foreign Securities. Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These investments offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     Although a portion of the Fund's investment income, if any, may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging With Options and Futures Contracts" below.

        Risks of Foreign Securities. Investing in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. The values of foreign securities investments will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy in the U.S. or abroad, or changed circumstances in dealings between nations. In addition, it is generally more difficult to obtain court judgments outside the United States.

     The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S.
Settlement periods for securities transactions may be longer than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     Securities of foreign issuers that are represented by American depository receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be in most cases approved by the Fund's Board of Trustees under applicable SEC rules.

     The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds. The payment of the principal at maturity is generally collateralized in full by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds, and among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     The debt obligations of foreign governmental entities may or may not be supported by the "full faith and credit" of a foreign government. The Fund may invest in obligations of supranational entities, which include those international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

        Loans of Portfolio Securities. The Fund may lend its portfolio securities, subject to the restrictions stated in the Prospectus, if the loan is collateralized in accordance with applicable regulatory requirements. Under those requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least the minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially.

     The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

        When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement.

     When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. These securities are subject to market fluctuation; the value at delivery may be less than the purchase price.

     At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value. The Fund will segregate or identify with its Custodian, cash, U.S. Government Securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time it enters into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

        Repurchase Agreements. In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

        Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy is not a fundamental policy and those percentage restrictions do not limit purchases of restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Those guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

     To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuations during that period. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

        Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. Hedging Instruments may be used to attempt to do the following: (1) protect against possible declines in the market value of the Fund's portfolio resulting from down trends in the securities markets, (2) protect unrealized gains in the value of the Fund's securities which have appreciated, (3) facilitate selling securities for investment reasons, (4) establish a position in the securities markets as a temporary substitute for purchasing particular securities, or (5) reduce the risk of adverse currency fluctuations.

     The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to establish a position in the equities market as a temporary substitute for purchasing individual equity securities or to attempt to protect against the possibility that portfolio debt securities are not fully included in a rise in value of the debt securities market, the Fund may (i) buy Futures, or (ii) buy calls on such Futures or on securities.

     When hedging to attempt to protect against declines in the dollar value of a foreign currency-denominated security or in a payment on such security, the Fund may (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts at a different rate than the spot ("cash") rate.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Certain options on foreign currencies are considered related options for this purpose. Additional information about the hedging instruments the Fund may use is provided below. The Fund may, in the future, employ hedging instruments and strategies that are not presently contemplated, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

        Writing Covered Call Options. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same investment during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund retains the risk of loss if the price of the underlying security declines during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchases.
A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income.

     An option position may be closed out only on a market that provides secondary trading for option of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

        Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

        Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices or Stock Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a stock index or Stock Index Future, settlement is in cash rather than by delivery of the underlying investment to the Fund. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an index or on Futures it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index or a Future not held by it, the put protects the Fund to the extent that the prices of the underlying Futures move in a similar pattern to the prices of the securities in the Fund's portfolio.

        Stock Index Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures"). A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        Financial Futures. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

        Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. Normally this will be effected by the sale of a security denominated in the relevant currency at a price higher or lower than the original acquisition price of the security. This will result in a loss or gain in addition to that resulting from the currency option position. The Fund will not engage in writing options on foreign currencies unless the Fund has sufficient liquid assets denominated in the same currency as the option or in a currency that, in the judgment of the Manager, will experience substantially similar movements against the U.S. dollar as the option currency.

        Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Fund will not speculate with Forward Contracts or foreign currency exchange rates.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency, or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in that currency provided the excess amount is "covered" by liquid assets, including equity securities and debt securities of any grade, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. As Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an OTC option, it will enter into an arrangement with a primary U.S. government securities dealer, which will establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, or sells a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

        Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

        Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, (but will not be precluded from them):
(i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held for less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

     Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

        Risks of Hedging With Futures and Options. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's portfolio securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of particular securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

       buy or sell real estate or commodities or commodity contracts, including futures contracts; however, the Fund may invest in debt securities secured by real estate or interests therein, and the Fund may buy and sell any of the hedging instruments which it may use as approved by the Fund's Board of Trustees, whether or not such hedging instrument is considered to be a commodity or commodity contract;
       buy securities on margin, except that the Fund may make margin deposits in connection with any of the hedging instruments which it may use;
       underwrite securities issued by other persons except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;
       buy the securities of any company for the purpose of acquiring control or management thereof, except in connection with a merger, consolidation, reorganization or acquisition of assets; or
       buy and retain securities of any issuer if officers and Trustees or Directors of the Fund and the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     In addition, as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation; such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund.

     In connection with the qualification of its shares in certain states, the Fund had previously undertaken that in addition to the above, as a non-fundamental policy, the Fund would not (i) invest in oil, gas or mineral leases or (ii) invest in real estate limited partnership interests. In the event the Fund's shares ceased to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions. Due to recent changes in federal securities laws, such state regulatory limitations no longer apply, and the Fund hereby withdraws these voluntary undertakings.

     The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

     For purposes of the Fund's policy not to concentrate its investments, described in the Prospectus, the Fund has adopted the Industry Classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. All of the Trustees are also trustees or directors of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Enterprise Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer International Growth Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Capital Appreciation Fund (formerly named "Oppenheimer Target Fund"), Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of February 18, 1997, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. That statement does not reflect shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Leon Levy, Chairman of the Board of Trustees; Age 71
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership); and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee*; Age 63
Vice Chairman of OppenheimerFunds, Inc.  (the "Manager");
formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President & General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee; Age 73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex
Publications, Inc. (publishers of Psychology Today and Mother Earth
News) and of Spy Magazine, L.P.

Bridget A. Macaskill, President and Trustee;* Age 48
President, Chief Executive Officer and a Director of the Manager; Chairman and a director of SSI and SFSI; President and a director of OAC, HarbourView and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 67
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), and the National Building Museum; a member of the Indo-U.S. Sub-Commission on Education and Culture; and a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee; Age 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Prime Retail, Inc. (commercial building operator) and REIT Developing & Operating Factory Discount Malls (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company), Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee; Age 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 65
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House, and the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee*; Age 71
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age 84
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 66
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

--------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age 47 Senior Vice President of the Manager; an officer of other
Oppenheimer funds; formerly Vice President and Portfolio
Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Andrew J. Donohue, Secretary; Age: 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer
Partnership Holdings, Inc. and   MultiSource Services, Inc. (a
broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 60
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice
President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and
SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager.

Scott Farrar, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

       Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill is also an officer) who are affiliated with the Manager receive no salary or fees from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund. The compensation from the Fund was paid during its fiscal year ended September 30, 1996. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, or managing general partner or member of a committee of the Board of those funds during the calendar year 1996.

                                    Retirement   Total Compensation
                        Aggregate   Benefits Accrued        From All
                        Compensation             as Part of New York-based
Name and Position       From Fund1  Fund Expenses1          Oppenheimer funds2
Leon Levy, Chairman and Trustee     $6,643       $9,517     $152,750

Benjamin Lipstein,      $4,061      $5,818       $91,350
 Study Committee
 Chairman , Audit Committee
 Member and Trustee

Elizabeth B. Moynihan,              $4,061       $5,818     $91,350
 Study Committee
 Member and Trustee

Kenneth A. Randall,                 $3,693       $5,291     83,450
 Audit Committee Chairman
 and Trustee

Edward V. Regan,        $3,241      $4,644       $78,150
 Proxy Committee Chairman,3
 Audit Committee
 Member and Trustee

Russell S. Reynolds, Jr.,                        $2,454     $3,516    $58,800
Proxy Committee Member3
and Trustee

Pauline Trigere, Trustee                         $2,454     $3,516    $55,300

Clayton K. Yeutter,                 $2,454       $3,516     $58,800
 Proxy Committee Member3
 and Trustee

______________________
1For the fiscal year ended September 30, 1996.
2For the 1996 calendar year.
3Committee position held during a portion of the period shown. The Study, Audit and Proxy Committees meet for all the New York-based funds and all fees are allocated among the funds by the Board.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of these benefits cannot be determined as of this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the nine months ended September 30, 1996, a provision of $58,255 was made for the Fund's projected benefit obligations, and payments of $4,853 were made to retired Trustees, resulting in an accumulated liability of $166,286 at September 30, 1996.

        Major Shareholders. As of February 18, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, 32246, which owned 107,176 Class C shares (approximately 5.16% of the Class C shares outstanding as of such date).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) also serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day. The Investment Advisory Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended December 31, 1994, 1995 and the nine month period ended September 30, 1996, the management fees paid by the Fund to the Manager were $1,869,498, $1,943,505 and $1,544,001, respectively.


     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund s total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager s undertaking is therefore inapplicable and has been withdrawn. During the Fund s last fiscal year, the Fund s expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

        The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994, 1995 and the nine month period ended September 30, 1996, the aggregate amount of sales charges on sales of the Fund's Class A shares was $446,064, $348,120 and $286,317 in those respective years, of which the Distributor and an affiliated broker-dealer retained in the aggregate $16,107, $138,846 and $100,671, respectively. During the Fund's fiscal year ended September 30, 1996, contingent deferred sales charges collected on the Fund's Class B shares totalled $1,119. During the fiscal years ended December 31, 1994, 1995 and the nine month period ended September 30, 1996, contingent deferred sales charges collected on the Fund's Class C shares totaled $2,135, $3,807 and $3,419, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

        The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers.

     Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended December 31, 1994, 1995 and and the nine month period ended September 30, 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) amounted to $227,996, $304,986 and $262,222, respectively. During the fiscal year ended September 30, 1996, $107,025 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $37,924,083.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return", "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

       Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one- and five-year periods ended September 30, 1996, and for the period from April 24, 1987 (commencement of operations) to September 30, 1996 were 7.16%, 10.83% and 9.28%, respectively. The "cumulative total return" on Class A shares for the latter period from April 24, 1987, to September 30, 1996 was 130.93%. The "average total returns" on an investment in Class B shares of the Fund for the one-year period ended September 30, 1996 and for the period from August 29, 1995 (inception of Class B shares) to September 30, 1996, were 7.55% and 10.33%. The "cumulative total return" on Class B shares for the period from August 29, 1995 through September 30, 1996 was 11.26%. For the one-year period ended September 30, 1996 and for the period from December 1, 1993 (inception of Class C shares) to September 30, 1996 the average total returns on an investment in Class C shares of the Fund were 11.71% and 10.90%, respectively. The "cumulative total return" on Class C shares for the period from December 1, 1993 to September 30, 1996 was 34.03%.

        Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "cumulative total returns at net asset value" of the Fund's Class A shares for the period from April 24, 1987 (commencement of operations) to September 30, 1996 was 145.02%. For Class B shares, the "cumulative total return at net asset value" for the period from August 29, 1995 through September 30, 1996 was 15.26%. For Class C shares, the "cumulative total return at net asset value" for the period from December 1, 1993 through September 30, 1996 was 34.03%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.
Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) flexible portfolio funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, taxable bond, tax-exempt and municipal bond funds), based on risk-adjusted investment returns. Investment return measures a fund's or class's three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other rated "hybrid" funds, including all other asset allocation funds. The current ranking is a weighted average of the 3 and 5 year rankings, if available. Rankings are subject to change.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed nor insured by the FDIC, and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B shares and for Class C shares, that vote was cast by the Manager as the sole initial holder of Class B shares and of Class C shares of the Fund.

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits derived from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class
A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal years that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount of assets.

     For the fiscal year ended September 30, 1996, payments under the Class A Plan totaled $345,838, all of which was paid by the Distributor to Recipients, including $34,848 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the period from August 29, 1995 through September 30, 1996, totaled $26,446, of which $25,989 was retained by the Distributor.
Payments made under the Class C Plan during the nine month period ended September 30, 1996, totaled $133,941, of which $53,420 was retained by the Distributor, and $6,442 was paid by the Distributor to an affiliate.

     Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor
(i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
(ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How to Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in debt securities and in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets at times when the NYSE is
closed.   Because the Fund's price and net asset value will not be
calculated at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

     In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Forward currency, including forward contracts will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

       The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
  Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal
   Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government
   Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Rochester Fund Municipals*
Oppenheimer Bond Fund For Growth
Limited-Term New York Municipal Fund

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

* Shares of the Fund are not presently exchangeable for shares of these funds.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

        Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of the Fund and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amounts, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

        Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for shares for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRA's, SAR-SEP, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholders should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closed (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

        Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

        Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

        Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

        Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

How to Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Markets Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Funds Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for this privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

     Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How to Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If a shareholder redeems all shares in an account, all dividends accrued on shares of the same class held in that account will be paid together with the redemption proceeds.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

     If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Hedging Instruments and Covered Calls," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.
In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

     At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $890,000, which expires in 1997 and 1998.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Asset Allocation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Asset Allocation Fund as of September 30, 1996, and the related statement of operations for the nine month period then ended, the statements of changes in net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Asset Allocation Fund as of September 30, 1996, the results of its operations for the nine month period then ended, the changes in its net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
-------------------------
KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1996

                           STATEMENT OF INVESTMENTS  September 30, 1996


                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
MORTGAGE-BACKED OBLIGATIONS--0.5%
------------------------------------------------------------------------------------------------------------------
----------------
                           Federal National Mortgage Assn.:
                           11.50%, 7/1/11                                                             $     146,907  $     162,530
                           11.75%, 1/1/16                                                                   175,012        196,833

-------------------------------------------------------------------------------------------------------
                           Government National Mortgage Assn., 9%, 11/15/08--5/15/09
524,930        558,216

-------------------------------------------------------------------------------------------------------
                           Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                           Series 1994-C2, Cl. E, 8%, 4/25/25                                               375,127
364,225
                                                                                                                     -------------
                           Total Mortgage-Backed Obligations (Cost $1,162,963)
   1,281,804

------------------------------------------------------------------------------------------------------------------
----------------
U.S. GOVERNMENT OBLIGATIONS--11.9%
------------------------------------------------------------------------------------------------------------------
----------------
                           U.S. Treasury Bonds, STRIPS, Zero Coupon:
                           7.10%, 11/15/18(2)                                                            17,000,000
3,502,476
                           7.313%, 8/15/19(2)                                                            18,700,000
3,651,736

-------------------------------------------------------------------------------------------------------
                           U.S. Treasury Nts.:
                           8.25%, 7/15/98                                                                16,000,000     16,590,000
                           8.875%, 11/15/98                                                                 950,000      1,001,062
                           9.25%, 8/15/98                                                                 9,450,000      9,972,697
                                                                                                                     -------------
                           Total U.S. Government Obligations (Cost $34,052,281)
   34,717,971

------------------------------------------------------------------------------------------------------------------
----------------
FOREIGN GOVERNMENT OBLIGATIONS--14.6%
------------------------------------------------------------------------------------------------------------------
----------------
                           Argentina (Republic of):
                           Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(3)(4)
1,544,136      1,408,007
                           Par Bonds, 5.25%, 3/31/23(5)                                                  10,000,000
5,850,000
                           Past Due Interest Bonds, Series L, 6.625%, 3/31/05(3)                          5,880,000
    4,931,850

-------------------------------------------------------------------------------------------------------
                           Bonos de la Tesoreria de la Federacion, Zero Coupon,
                           48.252%, 10/3/96(2) MXP                                                        4,384,900
579,822

-------------------------------------------------------------------------------------------------------
                           Brazil (Federal Republic of) Par Bonds, 5%, 4/15/24(5)                         7,500,000
    4,476,563

-------------------------------------------------------------------------------------------------------
                           Canada (Government of) Bonds:
                           9.75%, 12/1/01 CAD                                                             6,000,000
5,068,535
                           9.75%, 6/1/01 CAD                                                              2,000,000
1,677,282

-------------------------------------------------------------------------------------------------------
                           Denmark (Kingdom of) Bonds, 8%, 3/15/06 DKK
21,900,000      4,004,914

-------------------------------------------------------------------------------------------------------
                           Eskom Depositary Receipts, Series E168, 11%, 6/1/08 ZAR
6,430,000      1,093,837

-------------------------------------------------------------------------------------------------------
                           Italy (Republic of) Treasury Bonds, Buoni del Tesoro
                           Poliennali, 8.50%, 8/1/99 ITL                                              1,800,000,000
1,204,257

-------------------------------------------------------------------------------------------------------
                           New Zealand Government Bonds, 8%, 2/15/01 NZD
7,460,000      5,203,616

-------------------------------------------------------------------------------------------------------
                           Poland (Republic of) Treasury Bills, Zero Coupon:
                           20.70%, 1/8/97(2) PLZ                                                          2,360,000
799,056
                           24.131%, 11/13/96(2) PLZ                                                       2,300,000
801,216

-------------------------------------------------------------------------------------------------------
                           Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03 AUD
   2,500,000      2,263,395

-------------------------------------------------------------------------------------------------------
                           Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 AUD
1,500,000      1,219,490

-------------------------------------------------------------------------------------------------------
                           United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                 1,050,000
    1,967,831
                                                                                                                     -------------
                           Total Foreign Government Obligations (Cost $39,944,054)
     42,549,671



                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.4%
------------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--2.2%
------------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--0.5%            Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03
     $     500,000  $     546,146

-------------------------------------------------------------------------------------------------------
                           Viridian, Inc., 9.75% Nts., 4/1/03                                               750,000
780,000
                                                                                                                     -------------
                                                                                                                         1,326,146

------------------------------------------------------------------------------------------------------------------
----------------
METALS--0.2%               Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03
            500,000        545,000
------------------------------------------------------------------------------------------------------------------
----------------
PAPER--1.5%                Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05
      750,000        826,875

-------------------------------------------------------------------------------------------------------
                           Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06
1,000,000        985,000

-------------------------------------------------------------------------------------------------------
                           Riverwood International Corp., 10.875% Sr. Sub. Nts., 4/1/08
1,000,000        990,000

-------------------------------------------------------------------------------------------------------

                           SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                           1,000,000
    1,083,750

-------------------------------------------------------------------------------------------------------
                           Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                              500,000
      485,000
                                                                                                                     -------------
                                                                                                                         4,370,625

------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--4.1%
------------------------------------------------------------------------------------------------------------------
----------------
AUTOS & HOUSING--0.6%      Hovnanian K. Enterprises, Inc., 11.25% Sub. Gtd. Nts., 4/15/02
                 725,000        712,312

-------------------------------------------------------------------------------------------------------
                           Lear Corp., 9.50% Sub. Nts., 7/15/06                                           1,000,000
1,047,500
                                                                                                                     -------------
                                                                                                                         1,759,812

LEISURE &
ENTERTAINMENT--0.2%        Apple South, Inc., 9.75% Sr. Nts., 6/1/06
    500,000        495,000

-------------------------------------------------------------------------------------------------------
                           Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(6)               213,908
      223,266
                                                                                                                     -------------
                                                                                                                           718,266

------------------------------------------------------------------------------------------------------------------
----------------
MEDIA--2.8%                Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(7)
      200,000        153,500

-------------------------------------------------------------------------------------------------------
                           Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08
1,000,000      1,030,000

-------------------------------------------------------------------------------------------------------
                           Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                         500,000
      518,125

-------------------------------------------------------------------------------------------------------
                           News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                           1,000,000
    1,061,373

-------------------------------------------------------------------------------------------------------
                           Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(7)
1,250,000      1,137,500

-------------------------------------------------------------------------------------------------------
                           Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07
1,000,000      1,005,000

-------------------------------------------------------------------------------------------------------
                           SCI Television, Inc., 11% Sr. Nts., 6/30/05                                      500,000
 535,625

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 7.95% Nts., 2/1/00                                          1,000,000
1,028,109

-------------------------------------------------------------------------------------------------------
                           TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                  1,100,000
    1,221,967

-------------------------------------------------------------------------------------------------------
                           United International Holdings, Inc.,
                           Zero Coupon Sr. Sec. Disc. Nts., 12.819%, 11/15/99(2)                            550,000
      385,000
                                                                                                                     -------------
                                                                                                                         8,076,199
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--0.3%      Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02
            900,000        976,500
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: SPECIALTY--0.2%    Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01
           500,000        534,375


                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--1.5%
------------------------------------------------------------------------------------------------------------------
----------------
FOOD--0.7%                 Grand Union Co., 12% Sr. Nts., 9/1/04                                      $
1,137,000  $   1,152,634

-------------------------------------------------------------------------------------------------------
                           Ralph's Grocery Co.:
                           10.45% Sr. Nts., 6/15/04                                                         500,000        511,250
                           11% Sr. Sub. Nts., 6/15/05                                                       500,000
505,625
                                                                                                                     -------------
                                                                                                                         2,169,509

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES &
SERVICES--0.5%             Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04
      1,000,000      1,095,000

-------------------------------------------------------------------------------------------------------
                           Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                         345,000
      383,813
                                                                                                                     -------------
                                                                                                                         1,478,813

------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS--0.3%      Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                           Series B, 12.09%, 5/27/98(2)                                                   1,000,000
855,000
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY--1.6%
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY SERVICES &          Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99
        400,000        434,000
PRODUCERS--1.6%
-------------------------------------------------------------------------------------------------------
                           J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06
1,000,000      1,022,500

-------------------------------------------------------------------------------------------------------
                           Maxus Energy Corp., 11.50% Debs., 11/15/15                                     1,000,000
    1,045,000

-------------------------------------------------------------------------------------------------------
                           Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06                         1,000,000
    1,056,250

-------------------------------------------------------------------------------------------------------
                           TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                       1,000,000
    1,065,000
                                                                                                                     -------------
                                                                                                                         4,622,750

------------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL--0.8%
------------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED
FINANCIAL--0.4%            GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98
1,250,000      1,262,500
------------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--0.4%            Conseco, Inc., 8.125% Sr. Nts., 2/15/03
1,000,000      1,023,948
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL--0.7%
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL
MATERIALS--0.4%            Owens-Illinois, Inc.:
                           10% Sr. Sub. Nts., 8/1/02                                                        500,000        521,250
                           11% Sr. Debs., 12/1/03                                                           650,000        713,375
                                                                                                                     -------------
                                                                                                                         1,234,625

------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL SERVICES--0.3%  EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03
       1,000,000        955,000
------------------------------------------------------------------------------------------------------------------
----------------
TECHNOLOGY--0.8%
------------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE--0.4%    Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
                           Series B, 8/1/05                                                               1,000,000      1,092,500

-------------------------------------------------------------------------------------------------------
                           Unisys Corp., 15% Credit Sensitive Nts., 7/1/97(3)                               200,000
      212,000
                                                                                                                     -------------
                                                                                                                         1,304,500

------------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS-        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
                           Series B, 4/15/03(7)(8)                                                          500,000        307,500

-------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.4%           PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(7)          1,000,000        815,000
                                                                                                                     -------------
                                                                                                                         1,122,500

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--0.7%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--0.4%   First PV Funding Corp., 10.15% Lease Obligation Bonds,
                           Series 1986B, 1/15/16                                                          1,000,000
1,057,500
------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES--0.3%  Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06
               750,000        770,625
                                                                                                                     -------------
                           Total Non-Convertible Corporate Bonds and Notes (Cost $35,105,263)
            36,164,193

------------------------------------------------------------------------------------------------------------------
----------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.5%
------------------------------------------------------------------------------------------------------------------
----------------
                           MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,552,096)
 1,650,000      1,476,750



                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
COMMON STOCKS--51.0%
------------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--2.6%
------------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--1.5%            Agrium, Inc.                                                                      80,000  $
 1,086,250

-------------------------------------------------------------------------------------------------------
                           Bayer AG, Sponsored ADR                                                           90,000
3,304,341
                                                                                                                     -------------
                                                                                                                         4,390,591

------------------------------------------------------------------------------------------------------------------
----------------
METALS--0.5%               Brush Wellman, Inc.                                                               72,300
 1,391,775
------------------------------------------------------------------------------------------------------------------
----------------
PAPER--0.6%                Aracruz Celulose SA, Sponsored ADR, Cl. B
99,000        866,250

-------------------------------------------------------------------------------------------------------
                           Stone Container Corp.                                                             54,200        846,875
                                                                                                                     -------------
                                                                                                                         1,713,125

------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--9.1%
------------------------------------------------------------------------------------------------------------------
----------------
Autos & Housing--0.8%      Duracell International, Inc.                                                      16,000
    1,026,000

-------------------------------------------------------------------------------------------------------
                           General Motors Corp.                                                              18,000        864,000

-------------------------------------------------------------------------------------------------------
                           IRSA Inversiones y Representaciones, SA                                          193,056
   563,796
                                                                                                                     -------------
                                                                                                                         2,453,796


------------------------------------------------------------------------------------------------------------------
----------------
LEISURE &
ENTERTAINMENT--4.8%        Alaska Air Group, Inc.(9)
77,000      1,645,875

-------------------------------------------------------------------------------------------------------
                           AMR Corp.(9)(10)                                                                  17,600      1,401,400

-------------------------------------------------------------------------------------------------------
                           Carnival Corp., Cl. A                                                             43,800      1,357,800

-------------------------------------------------------------------------------------------------------
                           Circus Circus Enterprises, Inc.(9)                                                18,000
636,750

-------------------------------------------------------------------------------------------------------
                           Cracker Barrel Old Country Store, Inc.                                            55,300
1,251,162

-------------------------------------------------------------------------------------------------------
                           Eastman Kodak Co.                                                                 22,000      1,727,000

-------------------------------------------------------------------------------------------------------
                           International Game Technology                                                     68,000
1,394,000

-------------------------------------------------------------------------------------------------------
                           King World Productions, Inc.(9)                                                   27,000
995,625

-------------------------------------------------------------------------------------------------------
                           Mattel, Inc.                                                                      39,437      1,020,432

-------------------------------------------------------------------------------------------------------
                           Outback Steakhouse, Inc.(9)                                                        2,400         57,900

-------------------------------------------------------------------------------------------------------
                           Shangri-La Asia Ltd.                                                             550,000        732,573

-------------------------------------------------------------------------------------------------------
                           Shimano, Inc.                                                                     54,000      1,003,636

-------------------------------------------------------------------------------------------------------
                           U S West Media Group(9)                                                           47,000
793,125
                                                                                                                     -------------
                                                                                                                        14,017,278

------------------------------------------------------------------------------------------------------------------
----------------
MEDIA--1.6%                Comcast Corp., Cl. A Special                                                     112,800
    1,734,300

-------------------------------------------------------------------------------------------------------
                           Dow Jones & Co., Inc.                                                             21,000        777,000

-------------------------------------------------------------------------------------------------------
                           South China Morning Post Holdings Ltd.                                         1,440,000
  1,070,733

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc.                                                                 30,000      1,158,750
                                                                                                                     -------------
                                                                                                                         4,740,783

------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--1.2%      Cone Mills Corp.(9)
161,500      1,271,812

-------------------------------------------------------------------------------------------------------
                           Donna Karan International, Inc.(9)                                                44,500
1,017,937

-------------------------------------------------------------------------------------------------------
                           Price/Costco, Inc.(9)                                                             54,300      1,113,150
                                                                                                                     -------------
                                                                                                                         3,402,899

------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: SPECIALTY--0.7%    Gymboree Corp.(9)(10)
33,000      1,002,375

-------------------------------------------------------------------------------------------------------
                           Toys 'R' Us, Inc.(9)(10)                                                          32,600        949,475
                                                                                                                     -------------
                                                                                                                         1,951,850



                                                                                                                      Market Value
                                                                                                          Shares       See Note 1
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--8.9%
------------------------------------------------------------------------------------------------------------------
----------------
BEVERAGES--0.4%            Guinness PLC                                                                     144,000
$   1,029,967

-------------------------------------------------------------------------------------------------------
                           Whitman Corp.                                                                     11,500        265,938
                                                                                                                     -------------
                                                                                                                         1,295,905

------------------------------------------------------------------------------------------------------------------
----------------
FOOD--1.3%                 Chiquita Brands International, Inc.                                               45,000
      551,250

-------------------------------------------------------------------------------------------------------
                           Groupe Danone                                                                      3,707        541,550

-------------------------------------------------------------------------------------------------------
                           IBP, Inc.(10)                                                                     27,000        627,750

-------------------------------------------------------------------------------------------------------
                           Nestle SA, Sponsored ADR                                                          20,000
1,115,232

-------------------------------------------------------------------------------------------------------
                           Sara Lee Corp.                                                                    30,000      1,072,500
                                                                                                                     -------------
                                                                                                                         3,908,282

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/DRUGS--4.3%     Abbott Laboratories
20,000        985,000

-------------------------------------------------------------------------------------------------------
                           American Home Products Corp.                                                      15,400
981,750

-------------------------------------------------------------------------------------------------------
                           Astra AB Free, Series A                                                           23,000        971,240

-------------------------------------------------------------------------------------------------------
                           Bristol-Myers Squibb Co.(10)                                                      21,400
2,062,425

-------------------------------------------------------------------------------------------------------

                           Ciba-Geigy AG                                                                      2,275      2,911,013

-------------------------------------------------------------------------------------------------------
                           Genzyme Corp.(9)                                                                  42,000      1,071,000

-------------------------------------------------------------------------------------------------------
                           Johnson & Johnson                                                                 36,800      1,886,000

-------------------------------------------------------------------------------------------------------
                           Mylan Laboratories, Inc.                                                          45,800        784,325

-------------------------------------------------------------------------------------------------------
                           SmithKline Beecham PLC, ADR                                                       16,000
974,000
                                                                                                                     -------------
                                                                                                                        12,626,753

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES &      Manor Care, Inc.(10)
21,600        828,900
SERVICES--1.3%
-------------------------------------------------------------------------------------------------------
                           Medtronic, Inc.(10)                                                               19,800      1,269,675

-------------------------------------------------------------------------------------------------------
                           Nellcor Puritan Bennett, Inc.(9)                                                  36,000
792,000

-------------------------------------------------------------------------------------------------------
                           WellPoint Health Networks, Inc.(9)                                                30,009
975,293
                                                                                                                     -------------
                                                                                                                         3,865,868

------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS--1.0%      Kimberly-Clark Corp.
9,800        863,625

-------------------------------------------------------------------------------------------------------
                           Procter & Gamble Co.                                                              12,000      1,170,000

-------------------------------------------------------------------------------------------------------
                           Wella AG                                                                           1,350        812,515
                                                                                                                     -------------
                                                                                                                         2,846,140

------------------------------------------------------------------------------------------------------------------
----------------
TOBACCO--0.6%              Philip Morris Cos., Inc.                                                          20,600
   1,848,850
------------------------------------------------------------------------------------------------------------------
----------------
Energy--3.6%
------------------------------------------------------------------------------------------------------------------
----------------
Energy Services &          Kerr-McGee Corp.                                                                   9,000
 547,875
Producers--0.7%
-------------------------------------------------------------------------------------------------------
                           Landmark Graphics Corp.(9)                                                        28,600
840,125

-------------------------------------------------------------------------------------------------------
                           Weatherford Enterra, Inc.(9)                                                      27,000
739,125
                                                                                                                     -------------
                                                                                                                         2,127,125


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
OIL-INTEGRATED--2.9%       Atlantic Richfield Co.                                                            13,500
$   1,721,250

-------------------------------------------------------------------------------------------------------
                           Enterprise Oil PLC                                                                90,000        768,254

-------------------------------------------------------------------------------------------------------
                           Louisiana Land & Exploration Co.                                                  12,000
631,500

-------------------------------------------------------------------------------------------------------
                           Royal Dutch Petroleum Co.                                                          6,300
983,588

-------------------------------------------------------------------------------------------------------
                           Saga Petroleum AS, Cl. B                                                          63,000
925,397

-------------------------------------------------------------------------------------------------------
                           Total SA, Sponsored ADR                                                           17,800
696,425

-------------------------------------------------------------------------------------------------------
                           Unocal Corp.                                                                      50,000      1,800,000

-------------------------------------------------------------------------------------------------------
                           YPF Sociedad Anonima, Cl. D, ADR                                                  35,000
  800,625
                                                                                                                     -------------
                                                                                                                         8,327,039

------------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL--8.4%
------------------------------------------------------------------------------------------------------------------
----------------
BANKS--5.4%                Akbank T.A.S.                                                                  1,995,500
 204,215

-------------------------------------------------------------------------------------------------------
                           Banco Frances del Rio de la Plata SA                                              81,675
710,663

-------------------------------------------------------------------------------------------------------
                           Chase Manhattan Corp. (New)(10)                                                   90,000
7,211,250

-------------------------------------------------------------------------------------------------------
                           Citicorp(10)                                                                       9,900        897,188

-------------------------------------------------------------------------------------------------------
                           Deutsche Bank, Sponsored ADR                                                      22,500
1,060,634

-------------------------------------------------------------------------------------------------------
                           NationsBank Corp.(10)                                                             65,200
5,664,250
                                                                                                                     -------------
                                                                                                                        15,748,200

------------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED
FINANCIAL--1.0%            American Express Co.                                                              29,000
    1,341,250

-------------------------------------------------------------------------------------------------------
                           Dean Witter, Discover & Co.                                                       14,000
770,000

-------------------------------------------------------------------------------------------------------
                           Federal Home Loan Mortgage Corp.                                                   8,600
841,725
                                                                                                                     -------------
                                                                                                                         2,952,975

------------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--2.0%            ACE Ltd.                                                                          20,000
1,057,500

-------------------------------------------------------------------------------------------------------
                           American International Group, Inc.(10)                                             8,100
816,075

-------------------------------------------------------------------------------------------------------
                           American Re Corp.(10)                                                             36,000
2,286,000

-------------------------------------------------------------------------------------------------------
                           Skandia Forsakrings AB                                                            27,000
747,206

-------------------------------------------------------------------------------------------------------
                           UNUM Corp.                                                                        12,000        769,500
                                                                                                                     -------------
                                                                                                                         5,676,281

------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL--4.8%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRICAL
EQUIPMENT--0.4%            General Electric Co.                                                              13,400
    1,219,400
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL
MATERIALS--1.2%            Owens Corning                                                                     54,000
   1,991,250

-------------------------------------------------------------------------------------------------------
                           Rubbermaid, Inc.                                                                  25,300        619,850

-------------------------------------------------------------------------------------------------------
                           Wolverine Tube, Inc.(9)                                                           23,500      1,010,500
                                                                                                                     -------------
                                                                                                                         3,621,600

------------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURING--1.8%        AGCO Corp.                                                                        32,400
      826,200

-------------------------------------------------------------------------------------------------------
                           Mannesmann AG                                                                      3,500      1,312,100

-------------------------------------------------------------------------------------------------------
                           Pacific Dunlop Ltd.                                                              333,000        690,320

-------------------------------------------------------------------------------------------------------
                           Tenneco, Inc.                                                                     38,000      1,904,750

-------------------------------------------------------------------------------------------------------
                           Westinghouse Air Brake Co.                                                        42,600
479,250
                                                                                                                     -------------
                                                                                                                         5,212,620


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
TRANSPORTATION--1.4%       Burlington Northern Santa Fe Corp.
    24,500     $2,067,188

-------------------------------------------------------------------------------------------------------
                           Canadian National Railway Co.                                                     27,000
554,949

-------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA                                                                  58,200        909,375

-------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA, Sponsored ADR                                                   25,650
400,781
                                                                                                                     -------------
                                                                                                                         3,932,293

------------------------------------------------------------------------------------------------------------------
----------------
TECHNOLOGY--11.3%
------------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE--0.3%    Rockwell International Corp.
   15,000        845,625
------------------------------------------------------------------------------------------------------------------
----------------
COMPUTER HARDWARE--1.5%    Digital Equipment Corp.(9)(10)
         17,000        607,750

-------------------------------------------------------------------------------------------------------
                           International Business Machines Corp.                                             12,300
1,531,350

-------------------------------------------------------------------------------------------------------
                           Moore Corp. Ltd.                                                                  40,000        735,000

-------------------------------------------------------------------------------------------------------
                           Xerox Corp.(10)                                                                   30,000      1,608,750
                                                                                                                     -------------
                                                                                                                         4,482,850

------------------------------------------------------------------------------------------------------------------
----------------
COMPUTER SOFTWARE--4.1%    America Online, Inc.(9)
  23,600        840,750

-------------------------------------------------------------------------------------------------------
                           Business Objects SA, Sponsored ADR(9)                                             50,000
   962,500

-------------------------------------------------------------------------------------------------------
                           Computer Associates International, Inc.(10)                                       54,300
3,244,425

-------------------------------------------------------------------------------------------------------
                           Electronic Arts, Inc.(9)(10)                                                      38,500      1,438,938

-------------------------------------------------------------------------------------------------------
                           Microsoft Corp.(9)(10)                                                             6,700        883,563

-------------------------------------------------------------------------------------------------------
                           Nintendo Co. Ltd.                                                                 31,500      2,022,222

-------------------------------------------------------------------------------------------------------
                           Novell, Inc.(9)                                                                   97,000      1,067,000

-------------------------------------------------------------------------------------------------------
                           Sybase, Inc.(9)                                                                   32,000        476,000

-------------------------------------------------------------------------------------------------------
                           Symantec Corp.(9)                                                                 90,502        984,209
                                                                                                                     -------------
                                                                                                                        11,919,607

------------------------------------------------------------------------------------------------------------------
----------------
ELECTRONICS--3.5%          Hewlett-Packard Co.                                                               31,500
    1,535,625

-------------------------------------------------------------------------------------------------------
                           Intel Corp.(10)                                                                   54,000      5,153,625

-------------------------------------------------------------------------------------------------------
                           Kyocera Corp.                                                                     12,000        856,566

-------------------------------------------------------------------------------------------------------
                           LSI Logic Corp.(9)                                                                36,500        848,625

-------------------------------------------------------------------------------------------------------
                           Nokia Corp., Sponsored ADR, A Shares(10)                                          20,500
     907,125

-------------------------------------------------------------------------------------------------------
                           VLSI Technology, Inc.(9)                                                          51,200
832,000
                                                                                                                     -------------
                                                                                                                        10,133,566


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS-        Airtouch Communications, Inc.(9)
      32,900  $     908,863
TECHNOLOGY--1.9%
-------------------------------------------------------------------------------------------------------
                           Bay Networks, Inc.(9)                                                             19,180        522,655

-------------------------------------------------------------------------------------------------------
                           Cisco Systems, Inc.(9)                                                            13,700        850,256

-------------------------------------------------------------------------------------------------------
                           ECI Telecommunications Ltd.(10)                                                   45,000
945,000

-------------------------------------------------------------------------------------------------------
                           MCI Communications Corp.                                                          89,000
2,280,625
                                                                                                                     -------------
                                                                                                                         5,507,399

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--2.3%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--1.0%   Korea Electric Power Corp.
15,800        522,203

-------------------------------------------------------------------------------------------------------
                           Public Service Enterprise Group, Inc.                                             42,000
1,123,500

-------------------------------------------------------------------------------------------------------
                           Verbund Oest Electriz                                                             17,100      1,182,642
                                                                                                                     -------------
                                                                                                                         2,828,345

------------------------------------------------------------------------------------------------------------------
----------------
GAS UTILITIES--0.2%        Hong Kong & China Gas Co. Ltd.
374,488        636,817
------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES--1.1%  BCE, Inc.                                                                         30,600
    1,308,150

-------------------------------------------------------------------------------------------------------
                           Portugal Telecom SA                                                               10,500        270,107

-------------------------------------------------------------------------------------------------------
                           U S West Communications Group                                                     50,000
1,487,500
                                                                                                                     -------------
                                                                                                                         3,065,757
                                                                                                                     -------------
                           Total Common Stocks (Cost $103,868,767)
148,691,394

------------------------------------------------------------------------------------------------------------------
----------------
PREFERRED STOCKS--0.9%
------------------------------------------------------------------------------------------------------------------
----------------
                           Alumax, Inc., $4.00 Cv., Series A                                                  6,333
861,288

-------------------------------------------------------------------------------------------------------
                           Cyprus Amax Minerals Co., $4.00 Cv., Series A                                     17,666
      925,257

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 10.25% Cum., Series K, Exchangeable Preferred Stock(4)(6)
       734        774,370
                                                                                                                     -------------
                           Total Preferred Stocks (Cost $1,973,515)
2,560,915



                                                                                                           UNITS
------------------------------------------------------------------------------------------------------------------
----------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------
----------------
                           Hong Kong & China Gas Wts., Exp. 9/97                                             57,874
    17,587

-------------------------------------------------------------------------------------------------------
                           Hyperion Telecommunications, Inc. Wts., Exp. 4/01(6)                                 500
        5,000
                                                                                                                     -------------
                           Total Rights, Warrants and Certificates (Cost $15,337)
   22,587

                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
REPURCHASE AGREEMENT--8.2%
------------------------------------------------------------------------------------------------------------------
----------------
                           Repurchase agreement with Zion First National Bank,
                           5.62%, dated 9/30/96, to be repurchased at $24,003,747 on
                           10/1/96, collateralized by U.S. Treasury Nts., 5.75%--8.875%,
                           5/15/97--8/15/04, with a value of $24,493,438 (Cost $24,000,000)
$24,000,000    $24,000,000

------------------------------------------------------------------------------------------------------------------
----------------
TOTAL INVESTMENTS, AT VALUE (COST $241,674,276)
         100.0%   291,465,285
------------------------------------------------------------------------------------------------------------------
----------------
LIABILITIES IN EXCESS OF OTHER ASSETS
(0.0)       (23,538)
                                                                                                      -------------  -------------
NET ASSETS                                                                                                    100.0% $
291,441,747
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                           1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                           AUD -- Australian Dollar         MXP -- Mexican Peso
                           CAD -- Canadian Dollar           NZD -- New Zealand Dollar
                           DKK -- Danish Krone              PLZ -- Polish Zloty
                           GBP -- British Pound Sterling    ZAR -- South African Rand
                           ITL -- Italian Lira
                           2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                           3. Represents the current interest rate for a variable rate security.
                           4. Interest or dividend is paid in kind.
                           5. Represents the current interest rate for an increasing rate security.
                           6. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial
Statements.
                           7. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated
                           future date.
                           8. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act
                           of 1933, as amended. This security has been determined to be liquid under guidelines established by the
                           Board of Trustees. This security amounts to $307,500 or 0.11% of the Fund's net assets, at September 30,
                           1996.
                           9. Non-income producing security.
                           10. A sufficient amount of securities has been designated to cover outstanding call options, as follows:

                                                                                                                          MARKET
                                                           SHARES            EXPIRATION        EXERCISE
PREMIUM      VALUE
                                                           SUBJECT TO CALL   DATE              PRICE
RECEIVED     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
------------------
AMR Corp.                                                        3,200             1/97             $95        $8,300
$3,200
------------------------------------------------------------------------------------------------------------------
------------------
American International Group, Inc.                               1,600             2/97             100         5,752
        9,400
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                                7,200             1/97              50        25,175
106,200
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                                4,500            10/96              65         4,927
    563
------------------------------------------------------------------------------------------------------------------
------------------
Bristol-Myers Squibb Co.                                         4,400            12/96              95         7,568
   18,700
------------------------------------------------------------------------------------------------------------------
------------------
Chase Manhattan Corp. (New)                                     19,000             3/97              80        73,053
      114,000
------------------------------------------------------------------------------------------------------------------
------------------
Citicorp                                                         2,000             1/97              90         9,440         11,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                         10,800             1/97              55        34,775
       87,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                         10,800             1/97              60        50,974
       67,500
------------------------------------------------------------------------------------------------------------------
------------------
Digital Equipment Corp.                                          3,400             1/97              45         7,123
   4,250
------------------------------------------------------------------------------------------------------------------
------------------
ECI Telecommunications Ltd.                                      9,000             2/97              25        16,604
       12,375
------------------------------------------------------------------------------------------------------------------
------------------
Electronic Arts, Inc.                                            8,400             3/97              30        30,197
87,150
------------------------------------------------------------------------------------------------------------------
------------------
Gymboree Corp.                                                   6,600             1/97              35         8,877
14,438
------------------------------------------------------------------------------------------------------------------
------------------
IBP, Inc.                                                       27,000            11/96              25        59,938
10,125
------------------------------------------------------------------------------------------------------------------
------------------
Intel Corp.                                                     10,800             1/97              90        33,425
113,400
------------------------------------------------------------------------------------------------------------------
------------------
Manor Care, Inc.                                                 4,200             4/97              40         5,649
9,713
------------------------------------------------------------------------------------------------------------------
------------------
Medtronic, Inc.                                                  3,800             2/97              55        12,236
40,850
------------------------------------------------------------------------------------------------------------------
------------------
Microsoft Corp.                                                  6,700             1/97             125        60,097
97,150
------------------------------------------------------------------------------------------------------------------
------------------
NationsBank Corp.                                               13,000             2/97              90        67,858
 47,124
------------------------------------------------------------------------------------------------------------------
------------------
Nokia Corp., Sponsored ADR, A Shares                             4,000             4/97              45
10,880         18,500
------------------------------------------------------------------------------------------------------------------
------------------
Toys 'R' Us, Inc.                                                6,400             3/97              35         6,608
3,200
------------------------------------------------------------------------------------------------------------------
------------------
Xerox Corp.                                                      6,000             1/97              55        12,738
18,750
                                                                                                           ----------     ----------
                                                                                                           $  552,194     $  896,088
                                                                                                           ----------     ----------
                                                                                                           ----------     ----------


                           See accompanying Notes to Financial Statements.


                           STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996
------------------------------------------------------------------------------------------------------------------
----------------
ASSETS                     Investments, at value (cost $241,674,276)--see accompanying statement
                $ 291,465,285

-------------------------------------------------------------------------------------------------------
                           Cash                                                                                            397,482

-------------------------------------------------------------------------------------------------------
                           Unrealized appreciation on forward foreign currency exchange contracts--Note 5
                    974

-------------------------------------------------------------------------------------------------------
                           Receivables:
                           Interest, dividends and principal paydowns
2,638,803
                           Investments sold                                                                                679,786
                           Shares of beneficial interest sold                                                              286,715

-------------------------------------------------------------------------------------------------------
                           Other                                                                                            19,537
                                                                                                                     -------------
                           Total assets                                                                                295,488,582

------------------------------------------------------------------------------------------------------------------
----------------
LIABILITIES                Options written, at value (premiums received $552,194)--
                           see accompanying statement--Note 6
896,088

-------------------------------------------------------------------------------------------------------
                           Payables and other liabilities:
                           Investments purchased                                                                         1,918,420
                           Shares of beneficial interest redeemed
629,197
                           Trustees' fees                                                                                  182,123
                           Distribution and service plan fees                                                              144,390
                           Shareholder reports                                                                              56,678
                           Transfer and shareholder servicing agent fees
26,623
                           Other                                                                                           193,316
                                                                                                                     -------------
                           Total liabilities                                                                             4,046,835

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSETS                                                                                                           $ 291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

------------------------------------------------------------------------------------------------------------------
----------------
COMPOSITION OF             Paid-in capital                                                                           $
225,707,312
NET ASSETS
-------------------------------------------------------------------------------------------------------
                           Undistributed net investment income
615,057

-------------------------------------------------------------------------------------------------------
                           Accumulated net realized gain on investments and foreign currency transactions
             15,672,173

-------------------------------------------------------------------------------------------------------
                           Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
49,447,205
                                                                                                                     -------------
                           Net assets                                                                                $ 291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSET VALUE            Class A Shares:
PER SHARE
-------------------------------------------------------------------------------------------------------
                           Net asset value and redemption price per share (based on net assets of $264,358,580 and 18,756,434 shares of beneficial interest outstanding)
             $14.09
                           Maximum offering price per share (net asset value plus
                           sales charge of 5.75% of offering price)
$14.95


-------------------------------------------------------------------------------------------------------
                           Class B Shares:
                           Net asset value, redemption price and offering price per share (based on net assets of $5,996,160 and 428,130 shares of beneficial interest outstanding)
          $14.01


-------------------------------------------------------------------------------------------------------
                           Class C Shares:
                           Net asset value, redemption price and offering price per share (based on net assets of $21,087,007 and 1,503,813 shares of beneficial interest outstanding)
           $14.02


                           See accompanying Notes to Financial Statements.


                           STATEMENT OF OPERATIONS   For the Nine Months Ended September 30,
1996


------------------------------------------------------------------------------------------------------------------
----------------
INVESTMENT INCOME          Interest (net of foreign withholding taxes of $9,260)
                 $   9,646,866

-------------------------------------------------------------------------------------------------------
                           Dividends (net of foreign withholding taxes of $77,444)
 2,710,998
                                                                                                                     -------------

                           Total income                                                                                 12,357,864

------------------------------------------------------------------------------------------------------------------
----------------
EXPENSES                   Management fees--Note 4
1,544,001

-------------------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                                                         345,838
                           Class B                                                                                          26,446
                           Class C                                                                                         133,941

-------------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4
  263,045

-------------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses--Note 1                                                              98,917

-------------------------------------------------------------------------------------------------------
                           Shareholder reports                                                                              98,446

-------------------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                                      72,595

-------------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                          49,590

-------------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class B                                                                                           2,428
                           Class C                                                                                           4,485

-------------------------------------------------------------------------------------------------------
                           Other                                                                                            22,415
                                                                                                                     -------------
                           Total expenses                                                                                2,662,147

------------------------------------------------------------------------------------------------------------------
----------------
NET INVESTMENT INCOME
9,695,717

------------------------------------------------------------------------------------------------------------------
----------------
REALIZED AND UNREALIZED    Net realized gain on:
GAIN (LOSS)                Investments and options written (including premiums on options exercised)
                  14,287,148
                           Closing and expiration of options written
836,046
                           Foreign currency transactions                                                                   421,291
                                                                                                                     -------------
                           Net realized gain                                                                            15,544,485


-------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on:
                           Investments                                                                                   5,331,900
                           Translation of assets and liabilities denominated in foreign currencies
       (938,617)
                                                                                                                     -------------
                           Net change                                                                                    4,393,283
                                                                                                                     -------------
                           Net realized and unrealized gain                                                             19,937,768

------------------------------------------------------------------------------------------------------------------
----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                             $  29,633,485
                                                                                                                     -------------
                                                                                                                     -------------

                           The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.


                           STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NINE MONTHS         YEAR ENDED
                                                                                               ENDED SEPT. 30,     DECEMBER
31,
                                                                                               1996(1)             1995
------------------------------------------------------------------------------------------------------------------
----------------
OPERATIONS                 Net investment income                                               $     9,695,717
$    10,269,144

-------------------------------------------------------------------------------------------------------
                           Net realized gain                                                        15,544,485          11,752,299

-------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation                     4,393,283
     31,347,982
                                                                                               ---------------     ---------------
                           Net increase in net assets resulting from operations                     29,633,485
  53,369,425

------------------------------------------------------------------------------------------------------------------
----------------
DIVIDENDS AND              Dividends from net investment income:
DISTRIBUTIONS TO           Class A                                                                  (8,029,426)
(9,264,819)
SHAREHOLDERS               Class B                                                                    (114,496)
 (14,574)
                           Class C                                                                    (478,886)           (386,395)

-------------------------------------------------------------------------------------------------------
                           Distributions from net realized gain:
                           Class A                                                                          --         (10,313,461)
                           Class B                                                                          --             (52,208)
                           Class C                                                                          --            (630,243)

------------------------------------------------------------------------------------------------------------------
----------------
BENEFICIAL INTEREST        Net increase (decrease) in net assets resulting from
TRANSACTIONS               beneficial interest transactions--Note 2:
                           Class A                                                                  (6,428,157)        (18,002,247)
                           Class B                                                                   4,480,009           1,310,712
                           Class C                                                                   4,355,405           5,054,751

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSETS                 Total increase                                                           23,417,934
21,070,941

-------------------------------------------------------------------------------------------------------
                           Beginning of period                                                     268,023,813
246,952,872

                                                                                               ---------------     ---------------

                           End of period [including undistributed (overdistributed) net
                           investment income of $615,057 and $(621,120), respectively]         $   291,441,747
   $   268,023,813
                                                                                               ---------------     ---------------
                                                                                               ---------------     ---------------


                           1. The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS


                                                  CLASS A
                                                  ------------------------------------------------------------------------------
                                                  NINE MONTHS
                                                  ENDED
                                                  SEPTEMBER 30, YEAR ENDED DECEMBER 31,

                                                  1996(2)       1995          1994          1993          1992          1991(4)
------------------------------------------------------------------------------------------------------------------
--------------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                $13.07        $11.52        $13.05        $11.63
$11.22        $10.19
------------------------------------------------------------------------------------------------------------------
--------------
Income (loss) from investment operations:
Net investment income (loss)                           .49           .52           .54           .44           .39
 .40
Net realized and unrealized gain (loss)                .96          2.08          (.75)         1.43           .44
     1.06
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.45          2.60          (.21)         1.87           .83          1.46

------------------------------------------------------------------------------------------------------------------
--------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.43)         (.49)         (.53)         (.44)         (.42)
       (.43)
Distributions from net realized gain                    --          (.56)         (.79)         (.01)           --
  --
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.43)        (1.05)        (1.32)         (.45)         (.42)         (.43)
------------------------------------------------------------------------------------------------------------------
--------------
Net asset value, end of period                      $14.09        $13.07        $11.52        $13.05        $11.63
      $11.22
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

------------------------------------------------------------------------------------------------------------------
--------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  11.22%        22.79%        (1.59)%
  16.30%         7.54%        14.67%


------------------------------------------------------------------------------------------------------------------
--------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $264,359      $251,353      $237,771      $277,914
 $266,713      $276,800
------------------------------------------------------------------------------------------------------------------
--------------
Average net assets (in thousands)                 $256,765      $249,660      $260,767      $272,303
$269,096      $192,870
------------------------------------------------------------------------------------------------------------------
--------------
Ratios to average net assets:
Net investment income                                 4.73%(6)      3.97%         4.10%         3.58%
3.41%         3.78%
Expenses                                              1.21%(6)      1.15%         1.09%         1.14%         1.17%
     1.27%
------------------------------------------------------------------------------------------------------------------
--------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.5%         32.7%         60.3%
      102.0%
Average brokerage commission rate(8)               $0.0336       $0.0350            --            --            --
          --







                                                  CLASS B                     CLASS C
                                                  ------------------------------------------------------------------------------
                                                  NINE MONTHS                 NINE MONTHS

                                                  ENDED         PERIOD ENDED  ENDED

                                                  SEPTEMBER 30, DECEMBER 31,  SEPTEMBER 30, YEAR
ENDED DECEMBER 31,
                                                  1996(2)       1995(3)       1996(2)       1995          1994          1993(1)

------------------------------------------------------------------------------------------------------------------
--------------

PER SHARE OPERATING DATA:

Net asset value, beginning of period                $13.03        $13.28        $13.01        $11.49
$13.05        $12.86
------------------------------------------------------------------------------------------------------------------
--------------
Income (loss) from investment operations:

Net investment income (loss)                           .41           .17           .40           .40           .44
(.97)
Net realized and unrealized gain (loss)                .93           .41           .96          2.07          (.77)
    1.29
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.34           .58          1.36          2.47          (.33)          .32

------------------------------------------------------------------------------------------------------------------
---------------
Dividends and distributions to shareholders:

Dividends from net investment income                  (.36)         (.27)         (.35)         (.39)         (.44)
       (.12)
Distributions from net realized gain                    --          (.56)           --          (.56)         (.79)
(.01)
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.36)         (.83)         (.35)         (.95)        (1.23)         (.13)
------------------------------------------------------------------------------------------------------------------
---------------
Net asset value, end of period                      $14.01        $13.03        $14.02        $13.01        $11.49
      $13.05
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

------------------------------------------------------------------------------------------------------------------
---------------
TOTAL RETURN, AT NET ASSET VALUE(5)                 10.37%         4.44%        10.55%
 21.69%         (2.50)%       2.51%


------------------------------------------------------------------------------------------------------------------
---------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)            $5,996        $1,265       $21,087       $15,405
$9,182          $396
------------------------------------------------------------------------------------------------------------------
---------------
Average net assets (in thousands)                   $3,546       $   520       $17,898       $11,827
$5,601          $194
------------------------------------------------------------------------------------------------------------------
---------------
Ratios to average net assets:
Net investment income                                 3.69%(6)      2.62%(6)      3.84%(6)      3.08%
3.30%         2.19%(6)
Expenses                                              2.12%(6)      2.27%(6)      2.07%(6)      1.99%         2.00%
       2.50%(6)
------------------------------------------------------------------------------------------------------------------
---------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.7%         28.5%         31.5%
        32.7%
Average brokerage commission rate(8)               $0.0336       $0.0350       $0.0336       $0.0350
       --            --


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
2. The Fund changed its fiscal year end from December 31 to September 30.
3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $80,364,625 and $89,523,738, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

                           NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT             Oppenheimer Asset Allocation Fund (the Fund) is
   ACCOUNTING POLICIES     registered under the Investment Company Act of 1940,
                           as amended, as a diversified, open-end management
                           investment company. On August 15, 1996, the Board of
                           Trustees elected to change the fiscal year end of the
                           Fund from December 31 to September 30. Accordingly,
                           these financial statements include information for
                           the nine month period from January 1, 1996 to
                           September 30, 1996. The Fund's investment objective
                           is to seek high total investment return (current
                           income and capital appreciation in the value of its
                           shares). The Fund's investment adviser is
                           OppenheimerFunds, Inc. (the Manager). The Fund offers
                           Class A, Class B and Class C shares. Class A shares
                           are sold with a front-end sales charge. Class B and
                           Class C shares may be subject to a contingent
                           deferred sales charge. All three classes of shares
                           have identical rights to earnings, assets and voting
                           privileges, except that each class has its own
                           distribution and/or service plan, expenses directly
                           attributable to a particular class and exclusive
                           voting rights with respect to matters affecting a
                           single class. Class B shares will automatically
                           convert to Class A shares six years after the date of
                           purchase. The following is a summary of significant
                           accounting policies consistently followed by the
                           Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are valued
                           at the close of the New York Stock Exchange on each
                           trading day. Listed and unlisted securities for which
                           such information is regularly reported are valued at
                           the last sale price of the day or, in the absence of
                           sales, at values based on the closing bid or the last
                           sale price on the prior trading day. Long-term and
                           short-term "non-money market" debt securities are
                           valued by a portfolio pricing service approved by the
                           Board of Trustees. Such securities which cannot be
                           valued by the approved portfolio pricing service are
                           valued using dealer-supplied valuations provided the
                           Manager is satisfied that the firm rendering the
                           quotes is reliable and that the quotes reflect
                           current market value, or are valued under
                           consistently applied procedures established by the
                           Board of Trustees to determine fair value in good
                           faith. Short-term "money market type" debt securities
                           having a remaining maturity of 60 days or less are
                           valued at cost (or last determined market value)
                           adjusted for amortization to maturity of any premium
                           or discount. Forward foreign currency exchange
                           contracts are valued based on the closing prices of
                           the forward currency contracts rates in the London
                           foreign exchange markets on a daily basis as provided
                           by a reliable bank or dealer. Options are valued
                           based upon the last sale price on the principal
                           exchange on which the option is traded or, in the
                           absence of any transactions that day, the value is
                           based upon the last sale price on the prior trading
                           date if it is within the spread between the closing
                           bid and asked prices. If the last sale price is
                           outside the spread, the closing bid is used.
                           -----------------------------------------------------
                           FOREIGN CURRENCY TRANSLATION. The accounting records
                           of the Fund are maintained in U.S. dollars. Prices of
                           securities denominated in foreign currencies are
                           translated into U.S. dollars at the closing rates of
                           exchange. Amounts related to the purchase and sale of
                           securities and investment income are translated at
                           the rate of exchange prevailing on the respective
                           dates of such transactions.
                                   The effect of changes in foreign currency
                           exchange rates on investments is separately
                           identified from the fluctuations arising from changes
                           in market values of securities held and reported with
                           all other foreign currency gains and losses in the
                           Fund's Statement of Operations.
                           -----------------------------------------------------

                           REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

1. SIGNIFICANT             Allocation of Income, Expenses, and Gains and Losses.
ACCOUNTING POLICIES        Income, expenses (other than those attributable to a
(CONTINUED)                specific class) and gains and losses are allocated
                           daily to each class of shares based upon the relative
                           proportion of net assets represented by such class.
                           Operating expenses directly attributable to a
                           specific class are charged against the operations of
                           that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to comply
                           with provisions of the Internal Revenue Code
                           applicable to regulated investment companies and to
                           distribute all of its taxable income, including any
                           net realized gain on investments not offset by loss
                           carryovers, to shareholders. Therefore, no federal
                           income or excise tax provision is required. At
                           September 30, 1996, the Fund had available for
                           federal income tax purposes an unused capital loss
                           carryover of approximately $890,000, which expires in
                           1997 and 1998.
                           -----------------------------------------------------
                           TRUSTEES' FEES AND EXPENSES. The Fund has adopted a
                           nonfunded retirement plan for the Fund's independent
                           trustees. Benefits are based on years of service and
                           fees paid to each trustee during the years of
                           service. During the nine months ended September 30,
                           1996, a provision of $58,255 was made for the Fund's
                           projected benefit obligations, and payments of $4,853
                           were made to retired trustees, resulting in an
                           accumulated liability of $166,286 at September 30,
                           1996.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                           distributions to shareholders are recorded on the
                           ex-dividend date.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.
                           The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                   During the nine months ended September 30,
                           1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the nine months ended September 30, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $445,208, an increase in undistributed net investment income of $15,671, and a decrease in accumulated net realized gain on investments of $460,879. In addition, to properly reflect foreign currency gain in the components of capital, $147,597 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                                   The preparation of financial statements in
                           conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF               The Fund has authorized an unlimited number of no par
BENEFICIAL INTEREST        value shares of beneficial interest for each class.
                           Transactions in shares of beneficial interest were as follows:


                                             NINE MONTHS ENDED SEPT. 30, 1996(2)     YEAR ENDED
DECEMBER 31, 1995(1)
                                             -----------------------------------     -----------------------------------
                                             SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
------
Class A:
Sold                                               860,353         $  11,689,114         1,154,810         $  14,750,208
Dividends and distributions reinvested             524,674             7,190,397         1,346,436
17,504,698
Redeemed                                        (1,862,109)          (25,307,668)       (3,900,352)
(50,257,153)
                                             -------------         -------------     -------------         -------------
Net decrease                                      (477,082)        $  (6,428,157)       (1,399,106)        $
(18,002,247)
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------
------
Class B:
Sold                                               366,656         $   4,968,484            93,459         $   1,262,882
Dividends and distributions reinvested               6,864                93,829             4,293
55,836
Redeemed                                           (42,546)             (582,304)             (596)               (8,006)
                                             -------------         -------------     -------------         -------------
Net increase                                       330,974         $   4,480,009            97,156         $   1,310,712
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------
------
Class C:
Sold                                               448,796         $   6,095,106           556,244         $   7,139,931
Dividends and distributions reinvested              33,327               455,037            74,748
969,689
Redeemed                                          (162,380)           (2,194,738)         (245,902)           (3,054,869)
                                             -------------         -------------     -------------         -------------
Net increase                                       319,743         $   4,355,405           385,090         $   5,054,751
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------

                           1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class B shares.
                           2. The Fund changed its fiscal year end from December 31 to September 30.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND    At September 30, 1996, net unrealized appreciation on
LOSSES ON INVESTMENTS      investments and options written of $49,447,115 was
AND OPTIONS WRITTEN        composed of gross appreciation of $53,680,163, and
                           gross depreciation of $4,233,048.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         Management fees paid to the Manager are in accordance
AND OTHER TRANSACTIONS     with the investment advisory agreement with the Fund
WITH AFFILIATES            which provides for a fee of 0.75% of the first $200
                           million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of aggregate net assets in excess of $800 million. The
                           Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the nine months ended September 30, 1996,
                           commissions (sales charges paid by investors) on sales of Class A shares totaled $286,317, of which $100,671 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $169,693 and $59,436, of which $6,767 and $1,886, respectively, was paid to an affiliated broker/dealer. During the nine months ended September 30, 1996, OFDI received contingent deferred sales charges of $1,119 and $3,419, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                                   OppenheimerFunds Services (OFS), a division
                           of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                   The Fund has adopted a Service Plan for Class
                           A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the nine months ended September 30, 1996, OFDI paid $34,848 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         The Fund has adopted a compensation type Distribution
AND OTHER TRANSACTIONS     and Service Plan for Class B shares to compensate
WITH AFFILIATES            OFDI for its services and costs in distributing Class
(CONTINUED)                B shares and servicing accounts. Under the Plan, the
                           Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.
                           During the nine months ended September 30, 1996, OFDI retained $25,989 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $227,661 for Class B.

                                   The Fund has adopted a reimbursement type
                           Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the nine months ended September 30, 1996, OFDI paid $6,442 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $53,420 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $201,723 for Class C.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS       A forward foreign currency exchange contract (forward
                           contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                                   The Fund uses forward contracts to seek to
                           manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                                   Forward contracts are valued based on the
                           closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                                   Securities held in segregated accounts to
                           cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                                   Risks include the potential inability of the
                           counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                           At September 30, 1996, outstanding forward currency exchange contracts to sell foreign currencies were as follows:


                                                  Expiration     Contract            Valuation as of     Unrealized
                                                  Date           Amounts (000s)      Sept. 30, 1996      Appreciation
                           ------------------------------------------------------------------------------------------
                           Italian Lira (ITL)     10/1/96        412,344 ITL         $270,914            $974

--------------------------------------------------------------------------------
6. OPTION ACTIVITY         The Fund may buy and sell put and call options, or
                           write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                   The Fund generally purchases put options or
                           writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                                   Options are valued daily based upon the last
                           sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                                   Securities designated to cover outstanding
                           call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                                   The risk in writing a call option is that the
                           Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                           Written option activity for the nine months ended September 30, 1996 was as follows:


                                                                      CALL OPTIONS
                           ---------------------------------------------------------------------
                                                                      NUMBER         AMOUNT
                                                                      OF OPTIONS     OF PREMIUMS
                           ---------------------------------------------------------------------
                           Options outstanding at December 31, 1995        3,206     $   948,975
                           ---------------------------------------------------------------------
                           Options written                                 3,997       1,112,991
                           ---------------------------------------------------------------------
                           Options closed or expired                      (4,750)     (1,234,937)
                           ---------------------------------------------------------------------
                           Options exercised                                (725)       (274,835)
                                                                      ----------     -----------
                           Options outstanding at September 30, 1996       1,728        $552,194
                                                                      ----------     -----------
                                                                      ----------     -----------


7. ILLIQUID AND            At September 30, 1996, investments in securities
RESTRICTED SECURITIES      included issues that are illiquid or restricted.
                           Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The
                           Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $1,002,636 which represents 0.34% of the Fund's net assets.

                                Appendix A

                    Corporate Industry Classifications



Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

                                Appendix B

           Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D:  Bonds on which no interest is being paid are rated "C."
Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch Investor's Services, Inc. Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for any other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated AAA.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, businesses and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need of reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C   Bonds are in imminent default in payment of interest or
principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD" or "D" categories.

Description of Duff & Phelps' Ratings

     Duff & Phelps issues two types of ratings: 1) long-term debt ratings which apply to obligations with an initial maturity of over one year (including preferred stock); 2) short-term debt ratings which apply to indebtedness with an initial maturity of less than one year. Duff & Phelps' ratings are specific to credit quality, i.e., the likelihood of timely payment of principal, interest, and, in the case of a preferred stock rating, preferred stock dividends. Our credit ratings do not constitute investment recommendations, as no consideration is given to current market prices for the rated securities.

     Long-Term Debt and Preferred Stock. These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.) The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of BBB- and higher fall within the definition of investment grade securities, ad defined by bank and insurance supervisory authorities.

     Structured finance issues, including real estate and various asset-backed financings, use this same rating scale. Duff & Phelps claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-   High credit quality.  Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principle, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD  Defaulted debt obligations.   Issuer failed to meet scheduled
principle and/or interest payments.

DP  Preferred stock with dividend arrearages.

Investment Advisor
   OppenheimerFunds, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Distributor
   OppenheimerFunds Distributor, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Transfer Agent
   OppenheimerFunds Services
   P.O. Box 5270
   Denver, Colorado 80217
   1-800-525-7048

Custodian of Portfolio Securities
   The Bank of New York
   One Wall Street
   New York, New York 10015

Independent Auditors
   KPMG Peat Marwick LLP
   707 Seventeenth Street
   Denver, Colorado 80202

Legal Counsel
   Gordon Altman Butowsky Weitzen Shalov & Wein
   114 West 47th Street
   New York, New York 10036







240SAI.397

                             OPPENHEIMER FUND
                  Supplement dated January 1, 1997 to the
                     Prospectus dated October 25, 1996

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 27, (2) sales of Class B shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 35, and (3) sales of Class C shares described in the sixth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 35, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.

2.   The first paragraph of the section captioned "Class A
Contingent Deferred Sales Charge" in "Buying Class A Shares" on page 28, is revised by adding the following subparagraph:

       Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more.

January 1, 1997                                                  PS0400.005

                             OPPENHEIMER FUND
                   Supplement dated March 6, 1997 to the
                     Prospectus dated October 25, 1996

The Prospectus is amended as follows:

1. The following paragraphs are added at the end of "How the Fund is Managed" on page 18:

     The Board of Trustees of Oppenheimer Fund (referred to as the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

     Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Multiple Strategies Fund, (ii) these shares of Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

     A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization.
     Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that the Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials to be sent on or about April 30, 1997, to the Fund's shareholders of record as of April 11, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.



March 6, 1997                                                    PS0400.006

Oppenheimer Fund

Prospectus dated October 25, 1996

Oppenheimer Fund is a mutual fund with the primary investment objective of seeking capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

     The Fund attempts to achieve its objectives through investment in common stocks that offer growth possibilities while retaining a flexible approach to investment. In its operations, the Fund may utilize the following special techniques when such use appears appropriate: hedging, short-term trading, investment in foreign securities, and investment of up to 10% of the Fund's net assets in illiquid or restricted securities. Some investment techniques the Fund may use may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund.


     Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 25, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          A B O U T   T H E   F U N D

3         Expenses
5         A Brief Overview of the Fund
7         Financial Highlights
10        Investment Objective and Policies
10        Investment Risks
12        Investment Techniques and Strategies
16        How the Fund is Managed
17        Performance of the Fund

          A B O U T   Y O U R   A C C O U N T

21        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

35        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

37        How to Sell Shares
          By Mail
          By Telephone

39        How to Exchange Shares

40        Shareholder Account Rules and Policies

42        Dividends, Capital Gains and Taxes

A-1       Appendix A:  Special Sales Charge Arrangements

A B O U T   T H E   F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1996.


       Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account: starting on page 21 for an explanation of how and when these charges apply.


                         Class A   Class B         Class C
                         Shares    Shares          Shares

Maximum Sales Charge     5.75%     None            None
on Purchases (as a % of
offering price)

Maximum Deferred Sales Charge      None(1)         5% in the first
1% if shares(as a % of the lower of            year, declining are redeemed
the original offering              to 1% in the    within 12 months
price or redemption                sixth year and  of purchase(2)
proceeds)                          eliminated
                                   thereafter(2)

Maximum Sales Charge on  None      None            None
on Reinvested Dividends

Exchange Fee             None      None            None

Redemption Fee           None(3)   None(3)         None(3)



(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below, for more information on the contingent deferred sales charge.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfers through Account Link. See "How to Sell Shares."


       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                         Class A   Class B   Class C
                         Shares    Shares    Shares

Management Fees          0.74%     0.74%     0.74%

12b-1 Plan Fees          0.13%     1.00%     1.00%

Other Expenses           0.39%     0.39%     0.41%

Total Fund Operating
    Expenses             1.26%     2.13%     2.15%


     The numbers in the chart above for Class A and Class C shares are based upon the Fund's expenses in its last fiscal year ended June 30, 1996. Class B shares were not publicly offered prior to November 1, 1995. Therefore, Annual Fund Operating Expenses shown for Class B shares are based on the period from November 1, 1995 until June 30, 1996. All amounts are shown as a percentage of the average net assets of each class of the Fund's shares for the year ended June 30, 1996, and have been annualized for Class C shares. The "12b-1 Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that Class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing Class A shares sold before April 1, 1991, and 0.25% for assets representing Class A shares sold on or after that date. For Class B and Class C shares, the 12b-1 Plan fees are the service fees (the maximum service fee is 0.25% of average annual net assets of that Class) and the asset-based sales charge of 0.75%.


       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year    3 years   5 years   10 years*

Class A Shares      $70       $95       $123      $201
Class B Shares      $72       $97       $134      $204
Class C Shares      $32       $67       $115      $248


If you did not redeem your investment, it would incur the following expenses:

                    1 year    3 years   5 years   10 years*

Class A Shares      $70       $95       $123      $201
Class B Shares      $22       $67       $114      $204
Class C Shares      $22       $67       $115      $248


*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after six years. Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could bear expenses that would be the economic equivalent of more than the maximum front-end sales charge permitted under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class
A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.


     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       What Is The Fund's Investment Objective? The Fund's primary investment objective is to seek capital appreciation. Its second objective is to achieve income consistent with growth in capital.


        What Does the Fund Invest In? The Fund primarily invests in common stocks (these are called "equity securities") that offer growth possibilities while retaining a flexible approach to investment. The Fund may also write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.


       Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios having over $55 billion in assets as of September 30, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, Richard Rubinstein, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.


       How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect stock and bond prices. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the affect of currency rate changes on stock values. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the Oppenheimer funds spectrum, the Fund is generally more aggressive than the other growth and income funds but less aggressive than the aggressive growth funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 10 for a more complete discussion of the Fund's investment risks.


       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 21 for more details.

       Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How To Buy Shares" starting on page 21 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.


       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page
36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page 38.

       How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total returns, which measure historical performance.
Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1996, is included in the Statement of Additional Information. Class B shares were only offered during a portion of the fiscal year ended June 30, 1996, commencing on November 1, 1995.

                                                               --------------------------------------------------------------------
                                                               Financial Highlights

                                                               Class A
                                                               --------------------------------------------------------------------

                                                               Year Ended June 30,
                                                                   1996            1995               1994            1993
------------------------------------------------------------------------------------------------------------------
-----------------
Per Share Operating Data:
Net asset value, beginning of period                           $11.34              $10.55             $10.41
$9.72
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:
Net investment income                                             .20                 .31                .07            .11
Net realized and unrealized gain (loss)                          1.69                1.58                .55           1.15
------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment
operations                                                       1.89                1.89                .62           1.26
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (.13)               (.02)              (.03)
(.10)
Distributions from net realized gain                             (.96)              (1.08)              (.45)          (.47)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                                 (1.09)              (1.10)              (.48)          (.57)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                                 $12.14              $11.34             $10.55
$10.41

====================================================================

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                            17.56%              19.60%              5.84%
  13.33%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $273,194            $270,381           $237,281
    $216,180
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                            $270,211            $254,011           $229,976
 $212,660
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                           1.59%               1.10%              0.69%
1.05%
Expenses                                                        1.26%               1.29%              1.16%          1.10%
------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                                      29.7%               34.1%              41.6%
35.6%
Average brokerage commission rate(6)                          $0.0324                 --                  --
--




                                                               --------------------------------------------------------------------



                                                               --------------------------------------------------------------------


                                                                  1992               1991                1990               1989
------------------------------------------------------------------------------------------------------------------
-----------------
Per Share Operating Data:
Net asset value, beginning of period                             $9.31              $9.06               $9.17
  $8.36
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:

Net investment income                                              .16                .26                 .32                .21

Net realized and unrealized gain (loss)                            .84                .69                 .23
 .82
------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment

operations                                                        1.00                .95                 .55               1.03
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:

Dividends from net investment income                              (.32)              (.22)               (.25)
    (.17)
Distributions from net realized gain                              (.27)              (.48)               (.41)
(.05)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                                   (.59)              (.70)               (.66)              (.22)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                                   $9.72              $9.31               $9.06
$9.17

=====================================================================
=======

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                             11.22%             11.65%               6.04%
       12.60%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                      $209,495           $202,509            $196,076
         $208,166
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                             $221,369           $189,994            $206,259
      $201,556
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                            1.71%              2.91%               3.36%
 2.49%
Expenses                                                         1.09%              1.07%               1.04%              1.07%

------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                                       58.2%             105.8%               79.5%
 96.6%
Average brokerage commission rate(6)                                --                 --                  --
 --




----------------------------------------------------------------------------------


                                                                                            Class B              Class C
                                                 ----------------------------------------   ------------------   ------------
                                                                                            Period Ended
                                                                                            June 30,             Year Ended June 30,
                                                            1988             1987           1996(2)              1996
------------------------------------------------------------------------------------------------------------------
-----------------

Per Share Operating Data:
Net asset value, beginning of period                     $12.16             $12.48           $11.85
$11.19
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:
Net investment income                                       .13                .06              .14                 .07
Net realized and unrealized gain (loss)                   (1.40)               .79             1.17                1.69

------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment
operations                                                (1.27)               .85             1.31                1.76
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.17)              (.02)            (.13)               (.07)
Distributions from net realized gain                      (2.36)             (1.15)            (.96)               (.96)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                           (2.53)             (1.17)           (1.09)              (1.03)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                            $8.36             $12.16           $12.07              $11.92


=====================================================================
============

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                    (12.30)%              8.44%           11.86%
16.51%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $213,301           $273,756           $1,655
$4,086
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                      $224,367           $261,686             $649
$3,491
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                     1.51%              0.52%            0.74%(4)            0.75%

Expenses                                                  1.04%              0.99%            2.13%(4)            2.15%

------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                               118.8%              59.1%            29.7%               29.7%
Average brokerage commission rate(6)                        --                 --           $0.0324             $0.0324



                                                               ----------------------------------------



                                                               ----------------------------------------


                                                                        1995            1994(1)
-------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                   $10.49            $11.08
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .03               .02
Net realized and unrealized gain (loss)                                  1.75              (.14)
-------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                               1.78              (.12)
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                       --              (.02)
Distributions from net realized gain                                    (1.08)             (.45)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                         (1.08)             (.47)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.19            $10.49
                                                               ========================================

-------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                                    18.57%           (1.24)%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                               $2,154              $294
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $1,100              $108
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                   0.48%             0.05%(4)
Expenses                                                                2.20%             2.44%(4)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                              34.1%             41.6%
Average brokerage commission rate(6)                                       --                --



1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.
2. For the period from November 1, 1995 (inception of offering) to June 30, 1996.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of
offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of
portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year
or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the
period ended June 30, 1996 were $74,869,135 and $104,723,299, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total
number of related shares purchased and sold.

Oppenheimer Fund

Investment Objective and Policies

Objective. The Fund's primary objective is to seek capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

Investment Policies and Strategies. In seeking its primary investment objective of capital appreciation, the Fund invests principally in common stocks that the Manager believes offer growth possibilities. However, the Manager follows a flexible approach to investment at all times. Investments may also include preferred stocks, convertible securities, and rights or warrants. To achieve its secondary objective of income consistent with capital growth, the Fund invests in dividend-paying common stocks and may also invest in corporate debt securities and obligations of U.S. and foreign governments (see "Foreign Securities," below). The Fund may try to hedge against losses in the value of its portfolio securities by using hedging techniques described below.

       Can the Fund's Investment Objective and Policies Change? The Fund has a primary and secondary investment objective, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective.
When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted. The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.

       Foreign Securities Have Special Risks. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

        Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because the market for the future or option was illiquid.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help reduce some of the risks.

       Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. Although the Fund may invest in companies for the purpose of influencing their managerial policy, the Fund has not made any such investment, and has no present intention of doing so.

       Concentration of Investments. The Fund reserves the right to concentrate up to 50% of its assets in any one industry and may do so when the Manager deems it appropriate to seek to achieve the Fund's investment objectives. Such concentration would possibly occur only when trends in the market as a whole were considered unfavorable but at the same time a particular industry was believed to afford better-than-average prospects. Except in that case, it is not the intention of the Fund to concentrate more than 25% of the value of its total assets in any one industry.

       Temporary Defensive Investments. When stock market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents, such as U.S. Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc.

       Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries generally involve more risk and may be considered highly speculative. Although the Fund may from time to time emphasize investments in U.S. issuers, there is no limit on the amount of the Fund's assets that may be invested in foreign securities.

       Warrants and Rights. Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights the Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants and rights that are not listed on the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Additional Statement.

       Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

       Preferred Stock. The Fund may invest in preferred stock. Generally, preferred stock is an equity security that has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated or enter bankruptcy proceedings. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain preferred stock may be convertible into or exchangeable for a given number of common shares. Such preferred stock tends to be more volatile than nonconvertible preferred stock, which behaves more like a fixed-income security.

       Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any predecessors.
Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

       Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

       Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Board of Trustees. The Fund must receive collateral for a loan. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund presently does not intend to make loans of portfolio securities that will exceed 5% of the value of the Fund's total assets in the coming year.

       Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for liquidity purposes. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

       Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based indices and foreign currencies. These are all referred to as "hedging instruments." While the Fund currently does not engage extensively in hedging, the Fund may use these instruments for hedging purposes and, in the case of covered calls, non-hedging purposes as described below.

     The Fund may write covered call options and buy and sell options, futures and forward contracts for a number of purposes.
It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures, tend to increase the Fund's exposure to the securities market.

     Forward contracts may be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

       Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as Financial Futures), (2) interest rates (these are referred to as Interest Rate Futures) or (3) foreign currencies (these are referred to as Forward Contracts).



       Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if the value of all the Fund's put and call options would exceed 5% of the Fund's total assets.

     The Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or Financial Futures. The Fund may buy calls to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options. When the Fund writes a call, it receives cash (called a premium). Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund owns the investment on which the call was written . The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 25% of the Fund's total assets may be subject to calls.

     The Fund may buy and sell put options. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

     The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options.

       Forward Contracts. Forward contracts are foreign currency exchange contracts. The are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

       Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security. Examples of derivative investments in which the Fund may invest include index-linked notes (principal or interest payments on the note depend on performance of a market index) or equity-linked debt securities (at maturity, principal is payable in an amount based on the issuer's common stock price at maturity). In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

       The Fund cannot deviate from the restrictions listed under "Concentration of Investments."

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security. The Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized in 1958 as a New York corporation but was reorganized in 1985 as a Massachusetts business trust. The Fund is an open-end management investment company.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Manager. The Portfolio Manager of the Fund is Richard H. Rubinstein. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since June, 1990. During the past five years, Mr. Rubinstein has been a Senior Vice President of the Manager and a Vice President of the Fund, and has also served as an officer of other Oppenheimer funds.

       Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million. The Fund's management fee for its last fiscal year was 0.74% of average annual net assets for Class A shares and for Class C shares, and 0.74% of the average annual net assets (annualized) for Class B shares. This rate may be higher than the rate paid by some other mutual funds.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance data may be useful to help you see how well your investment has done over time and to compare it to market indices.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without considering the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if the sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its past fiscal year ended June 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       Management's Discussion of Performance. During the Fund's fiscal year ended June 30, 1996, its performance was affected principally by its continued emphasis on growth stocks and by the overall strong performance of the U.S. stock market during most of the fiscal year, although there was significant market volatility near the end of its fiscal year. The Fund's performance benefited from the Fund's domestic stock holdings, including positions in technology and healthcare stocks that appreciated as the stock market rose. Consistent with the portfolio manager's contrarian investment strategy, the Fund bought retail stocks believed to be undervalued. As interest rates increased toward the end of the fiscal year and corporate earnings growth slowed among U.S. companies the Manager decreased the number of securities in its portfolio, added to its position in energy stocks , and increased its position in stocks of foreign companies believed to have advantages over U.S. competitors or which were selling at prices the Manager believed to be less than their value.

       Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held at June 30, 1996. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from the inception of the class on November 1, 1995 and December 1, 1993, respectively. The Fund's performance reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of expenses or taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.


                       Comparison of Change in Value
                  of $10,000 Hypothetical Investment in:
                         Oppenheimer Fund and the
                               S&P 500 Index

                                  [Graph]

       Average Annual Total Return of Class A Shares of the Fund at
6/30/96(1)

          1-Year    5-Year    10-Year

          10.80%    12.07%    8.41%

         Cumulative Total Return of Class B Shares of the Fund at
6/30/96(2)

                    Life

                    6.86%

       Average Annual Total Return of Class C Shares of the Fund at
6/30/96(3)

               1-Year    Life(2)

               15.51%    12.79%

----------------------------

Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions.
(1)The inception date of the fund (Class A shares) was 4/30/59. Class A returns are shown net of the applicable 5.75% maximum initial sales charge.
(2)Class B shares of the Fund were first publicly offered on 11/1/95. The cumulative total return and the ending account value in the graph are shown net of the applicable 5% contingent deferred sales charge for the period.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as discussed in "Buying Class C
Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class considering the effect of the asset-based sales charge on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

       Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class
B and Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of contingent deferred sales charge) in non-retirement accounts for Class B and Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class
of shares to buy.   For example, share certificates are not
available for Class B or Class C shares and if you are considering using your shares as collateral, that may be a factor. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

       How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension and profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the
Application and in the Statement of Additional Information.

       At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean "New York Time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements For Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                   Front-End
                    Front-End      Sales Charge as
                    Sales Charge as              a Percentage of Commission as
                    a Percentage of              Amount     Percentage of
Amount of Purchase  Offering Price Invested      Offering Price

Less than $25,000   5.75%          6.10%         4.75%

$25,000 or more but
less than $50,000   5.50%          5.82%         4.75%

$50,000 or more but
less than $100,000  4.75%          4.99%         4.00%

$100,000 or more but
less than $250,000  3.75%          3.90%         3.00%

$250,000 or more but
less than $500,000  2.50%          2.56%         2.00%

$500,000 or more but
less than $1 million               2.00%         2.04% 1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

       Purchases aggregating $1 million or more.

       Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       the Manager or its affiliates;
       present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
       dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, or adviser for the purchase or sale of shares of the Fund);
       (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).
       directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
       any unit investment trust that has entered into an appropriate agreement with the Distributor;
       a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class A shares of that Fund due to the termination of the Class B and TRAC-2000 program on November 24, 1995; or
       qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence be December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
       shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
       shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
       shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
       shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
       if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or
       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

       Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Fund's Board of Trustees has set the annual rate for assets representing Class A shares of the Fund sold on or after April 1, 1991 at 0.25%, and has set the annual rate for assets representing Class A shares sold before April 1, 1991 at 0.15% (the Board has authority to increase that rate to no more than 0.25%). The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                              Contingent Deferred Sales Charge
Years Since Beginning of Month In  on Redemptions in that Year
Which Purchase Order Was Accepted  (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Distribution and Service Plans for Class B and Class C Shares".

       Waiver of Class B Sales Charge. The Class B contingent deferred sales charge will be waived under the circumstances described below under "Waivers of Class B and Class C Sales
Charge."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and 3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares.
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.


     The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

       distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
       redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
       returns of excess contributions to Retirement Plans; distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

       for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
       shares sold to the Manager or its affiliates;
       shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       shares issued in plans of reorganization to which the Fund is a party; or
       shares redeemed in involuntary redemptions as described below.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange
Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.
This privilege applies to Class A or Class B shares that you purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       You wish to redeem more than $50,000 worth of shares and receive a check
       The redemption check is not payable to all shareholders listed on the account statement
       The redemption check is not sent to the address of record on your account statement
       Shares are being transferred to a Fund account with a different owner or name
       Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

       Your name
       The Fund's name
       Your Fund account number (from your account statement)
       The dollar amount or number of shares to be redeemed
       Any special payment instructions
       Any share certificates for the shares you are selling
       The signatures of all registered owners exactly as the account is registered; and
       Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests  Send courier or Express Mail requests to:
by mail:
OppenheimerFunds Services               OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217   10200 E. Girard Avenue, Building D
                              Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       To redeem shares through a service representative, call 1-
800-852-8457
       To redeem shares automatically on PhoneLink, call 1-800-533-
3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Please call your dealer for more information about this procedure. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       Shares of the fund selected for exchange must be available for sale in your state of residence
       The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       You must meet the minimum purchase requirements for the fund you purchase by exchange
       Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are
considered to be Class A shares for this purpose.   In some cases,
sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

       Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. The list can change from time to time.

     There are certain exchange policies you should be aware of:

       Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

       Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

       If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing the Transfer Agent.

Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends June 30). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by the Fund from short-term capital gains and net investment income, including certain net realized foreign exchange gains, are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes.
Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of the Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year the Fund will send you and the IRS a statement showing the aggregate amount and character of the dividends and other distributions you received for the previous year.

       "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

     The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

       Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution , or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

  Front-End         Front-End   Commission
  Sales Charge      Sales Charge             as
  as a              as a        Percentage
Number of           Percentage  Percentage   of
Eligible Employees  of Offering of Amount    Offering
or Members          Price       Invested     Price

9 or fewer          2.50%       2.56%        2.00%

At least 10 but not
more than 49        2.00%       2.04%        1.60%

     For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 20 to 21 of this Prospectus.

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

       Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50% of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

       Waiver of Class A Sales Charges for Certain Shareholders.
Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

       Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       Investors who purchased Class A shares form a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

       Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest for Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

       Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

       Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For
Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                        APPENDIX TO PROSPECTUS OF
                             OPPENHEIMER FUND

     Graphic material included in Prospectus of Oppenheimer Fund:
"Comparison of Total Return of Oppenheimer Fund and the S&P 500
Index - Change in Value of a $10,000 Hypothetical Investment."

     A linear graph will be included in the Prospectus of Oppenheimer Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/86 through 6/30/96. In the case of the Fund's Class B shares, the graph will cover the period from the inception of the Class (November 1, 1995) through 6/30/96. In the case of the Fund's Class C shares, the graph will cover the period from inception of the class (December 1, 1993) through 6/30/96. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index.

     Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year    Oppenheimer    S&P 500
Ended          Fund A         Index

06/30/86       $9,425         $10,000
06/30/87       $10,221        $13,150
06/30/88       $8,965         $11,649
06/30/89       $10,093        $14,039
06/30/90       $10,702        $16,348
06/30/91       $11,949        $17,553
06/30/92       $13,290        $19,903
06/30/93       $15,062        $22,611
06/30/94       $15,941        $22,928
06/30/95       $19,066        $28,897
06/30/96       $22,414        $36,404


Fiscal Period  Oppenheimer    S&P 500
Ended          Fund B         Index

11/01/95       $10,000        $10,000
06/30/96       $10,687        $11,713


Fiscal Period  Oppenheimer    S&P 500
Ended          Fund C         Index

12/1/93        $10,000        $10,000
06/30/94       $9,877         $9,779
06/30/95       $11,711        $12,324
06/30/96       $13,644        $15,526

Oppenheimer Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203



Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203



Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR400.1096          Printed on recycled paper

Oppenheimer Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated October 25, 1996


     This Statement of Additional Information of Oppenheimer Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 25 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                       Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . 2
     Investment Policies and Strategies. . . . . . . . . . . 2
     Other Investment Techniques and Strategies. . . . . . . 3
     Other Investment Restrictions . . . . . . . . . . . . . 15
How the Fund is Managed. . . . . . . . . . . . . . . . . . . 16
     Organization and History. . . . . . . . . . . . . . . . 16
     Trustees and Officers of the Fund . . . . . . . . . . . 17
     The Manager and Its Affiliates. . . . . . . . . . . . . 22
Brokerage Policies of the Fund . . . . . . . . . . . . . . . 24
Performance of the Fund. . . . . . . . . . . . . . . . . . . 25
Distribution and Service Plans . . . . . . . . . . . . . . . 28
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . 30
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . 37
How To Exchange Shares . . . . . . . . . . . . . . . . . . . 42
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . 44
Additional Information About the Fund. . . . . . . . . . . . 46
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . 47
Financial Statements . . . . . . . . . . . . . . . . . . . . 48
Appendix A: Industry Classifications . . . . . . . . . . . . A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     In selecting securities for the Fund's portfolio, the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

     The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods will be emphasized (See "Temporary Defensive Investments," below).

       Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt and equity securities identified above. Foreign securities are subject however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.

     "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

       Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service between the U.S. and foreign countries than within the U.S.; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules.

Other Investment Techniques and Strategies

       Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

       Warrants and Rights. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

       Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

       Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sale of fund shares, or pending settlement of purchases of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Fund's Board of Trustees from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       Hedging with Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Stock Index Futures, (2) buy puts, or (3) write covered calls on securities or on Futures (as described in the Prospectus). When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Fund may: (1) buy Futures, or (2) buy calls on such Futures or on securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

       Futures. The Fund may buy and sell futures contracts related to financial indices, including stock indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Financial Future.

     A Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery of cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       Writing Covered Calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

       Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       Purchasing Puts and Calls. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on securities indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, the transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put, or underlying investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       Options on Indices and Futures. Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

     When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls. The put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

       Options on Foreign Currencies. The Fund may write and purchase calls and puts on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. The Fund does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency.
However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

     A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's custodian, liquid assets of any type, including equity and debt securities of any grade, in an amount not less than the exercise price of the option.

       Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase of sale of a security denominated in a foreign currency, or when the fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to lock-in the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ( transaction hedge ). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the value of portfolio positions ( position hedges ). In a position hedge, for example, when the Fund believes that a foreign currency in which the Fund has security holdings may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency for a fixed U.S. dollar amount. Additionally, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. dollar amount.

     The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This technique is referred to as cross hedging, and is done when the foreign currency sold through the forward contract is correlated with the foreign currency or currencies in which the underlying security positions are denominated. The foreign currency sold through the forward contract may be sold for a fixed U.S. dollar amount or for a fixed amount of another currency correlated with the U.S. dollar.

     The Fund may also cross hedge its portfolio positions by entering into a forward contract to buy or sell a foreign currency other than the currency in which its underlying securities are denominated for a fixed amount in U.S. dollars or a fixed amount in another currency which is correlated with the U.S. dollar. If the Fund does not own portfolio securities denominated in the currency on the long side of the cross hedge, the Fund will not be required to later purchase portfolio securities denominated in that currency. Instead, the Fund may unwind the cross hedge by reversing the original transaction, that is, by transacting in a forward contract that is opposite to the original cross hedge or it may extend the hedge by "rolling" the hedge forward.

     The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation among foreign currencies and between foreign currencies and the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge. However, the Manager shall determine that any cross hedge is a bona fide hedge in that it is expected to reduce the volatility of the Fund s total return.

     The Fund s Custodian will identify liquid assets for a separate account having a value equal to the aggregate amount of the Fund s commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund s portfolio securities or other assets denominated in these currencies provided the excess amount is covered by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Such contracts are not traded on an exchange. Therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts or calls held by the Fund for less than three months; or (5) writing calls on investments held for less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "Section 1256 contracts." Gains or losses relating to Section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain
Section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, generally gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       Risks of Hedging with Options and Futures. In addition to the risks associated with respect to hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect declines in the values of the fund's securities. The risk is that the prices of the Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. The following are fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act, as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

       make short sales;

       invest in commodities or commodities contracts other than the Hedging Instruments permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or commodity contract;

       invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

       purchase or sell securities on margin; however, the Fund may make margin deposits in connection with any of the Hedging
Instruments permitted by any of its other fundamental policies;

       mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the Hedging Instruments permitted by any of its other fundamental policies;

       borrow money in excess of 5% of its gross assets taken at current value, and then only as a temporary measure for extraordinary or emergency purposes;

       invest in or acquire shares of any other investment company or trust except in connection with a plan of merger, consolidation or reorganization; however, this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

       underwrite securities of other companies except insofar as it might be deemed to be an underwriter in the resale of any securities held in its own portfolio; or

       Invest more than 15% of the Fund's total assets in securities of an issuer which together with any predecessor has been in operation for less than three years of continuous operation or securities of issuers which are restricted as to disposition, including securities that may be resold pursuant to Rule 144A under the Securities Act of 1933.

       purchase or retain the securities of any issuer if those officers, trustees and directors of the Fund or the Manager who beneficially own individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

       Non-Fundamental Investment Restrictions. For purposes of the Fund's policy not to concentrate its assets as described under the second investment restriction in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, the Fund will not (1) invest in oil, gas or other mineral leases, or (2) invest in real estate limited partnership interests. In the event the Fund's shares cease to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. The address for each, Trustee and officer, is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Otherwise, all of the Trustees are also trustees or directors of Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer International Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Target Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund and Oppenheimer Multi-Sector Income Trust (collectively, the "New York-based Oppenheimer funds"). As of October 2, 1996, all of the Fund's Trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding shares of the Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees of the fund listed below, Ms. Macaskill, and one of the officers, Mr. Donohue, are trustees of that plan, other than the shares beneficially owned under the plan by the officers of the Fund listed above.

Leon Levy, Chairman of the Board of Trustees; Age 71
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee*; Age 63
Vice Chairman of the Manager and formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company, Executive Vice President and General Counsel and a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee; Age 73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex
Publishers, Inc. (Publishers of Psychology Today and Mother Earth
News) and Spy Magazine, L.P.

Bridget A. Macaskill, President and Trustee*; Age 48
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI and SFSI; President and a director of OAC, HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 67
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University) and National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commissions on Education and Culture.

Kenneth A. Randall, Trustee; Age 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power & oil & gas producer), Enron-Dominion Cogen Corp. (Cogeneration Company), and Kemper Corporation (insurance and financial services company); Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of the Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee; Age 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College, a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 64
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a director of XYAN Inc. (printing), Professional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.

Sidney M. Robbins, Trustee; Age 84
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions,
Graduate School of Business, Columbia University; Visiting
Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor
Emeritus of Finance, Adelphi University.

Donald W. Spiro, Vice Chairman and Trustee*; Age 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and OppenheimerFunds Distributor, Inc. (the
"Distributor").

Pauline Trigere, Trustee; Age 83
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), FMC Corp. (chemicals and machinery), IMC Global, Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

[FN]
--------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age 48 Senior Vice President of the Manager; an officer of other
Oppenheimer funds, formerly Vice President and Portfolio
Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Andrew J. Donohue, Secretary; Age 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, an Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 60
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

       Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill and Mr. Spiro are also officers) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996, and from the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:

                                    Retirement    Total
                                    Benefits      Compensation
                       Aggregate    Accrued as    From All
                       Compensation Part of       New York-based
Name and Position      from Fund                  Fund Expenses  Oppenheimer
                                                                 funds1

Leon Levy              $8,409       6,536         $141,000
  Chairman and Trustee

Benjamin Lipstein      $5,141       3,996         $ 86,200
  Study Committee
  Chairman and Trustee

Elizabeth B. Moynihan  $5,141       3,996         $ 86,200
  Study Committee Member
   and Trustee

Kenneth A. Randall     $4,676       3,634         $ 78,400
  Audit Committee
  Chairman and Trustee

Russell S. Reynolds, Jr.            $3,107        $2,415         $ 52,100
  Proxy Committee Member2
  and Trustee

Edward V. Regan        $4,103       $3,189        $68,800
  Proxy Committee Chairman,2
  Audit Committee Member
  and Trustee

Sidney M. Robbins      $7,282       $5,660        $122,100
  Study Committee
  advisory member, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere, Trustee            $3,107        $2,415         $ 52,100

Clayton K. Yeutter     $3,107       $2,415        $ 52,100
  Proxy Committee Member2
  and Trustee


-----------------------

1For the 1995 calendar year (prior to the inception of the Proxy Committee) during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, including Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluding Oppenheimer International Growth Fund, which had not yet commenced operations. 2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the year ended June 30, 1996, a provision of $41,657 was made for the Fund's projected benefit obligations and payments of $2,831 were made to retired trustees, resulting in an accumulated liability of $102,810 at June 30, 1996.

Major Shareholders. As of October 2, 1996, the two entities that owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were (i) Donaldson Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, N.J. 07303-0998, which owned 54,998.996 Class B shares (33.28%) and
(ii) Merrill Lynch Pierce Fenner & Smith Inc., Attn. Book Entry Dept., 4800 Deer Lake Drive EA3, Jacksonville, FL 32246-6484, which owned 37,984 Class C shares (10.79%).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Spiro and Galli) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

       The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were $1,715,675, $1,896,121, and $2,036,339 respectively.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund.
Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period for which expenses are limited.

     The Investment Advisory Agreement provides that so long as it has acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of securities, irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. However, the Investment Advisory Agreement does not protect the Manager against liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the advisory agreement. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

       The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $537,507, $1,275,166 and $581,891 respectively, of which the
Distributor and an affiliated broker-dealer retained $140,880, $280,415 and $146,293 in those respective years. During the Fund's fiscal year ended June 30, 1996, the contingent deferred sales charge collected on the Fund's Class B shares totalled $46, all of which the Distributor retained. During fiscal year ended June 30, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled 51,972 of which $72 was paid to an affiliated broker/dealer. During the Fund's fiscal year ended June 30, 1996, the contingent deferred sales charge collected on Class C shares totalled $2,962, all of which the Distributor retained. During the fiscal year ended June 30, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $21,470 of which $1,625 was paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

       The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers including "affiliated" brokers as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the Investment Advisory Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Where possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research for the commissions of these other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker of an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution and Service Plans described below), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $406,111, $349,512 and $366,506 respectively. During the fiscal year ended June 30, 1996, $144,110 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $50,048,961. The transactions giving rise to those commissions were allocated in accordance with the internal allocation procedures described above.


Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" "average annual total return at net asset value" and "total return at net asset value" of an investment in each class of shares of the Fund may be advertised. An explanation of how these total returns and total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

       Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

       Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge of (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

     The "average annual total returns" on an investment in Class
A shares of the Fund (using the method described above) for the one, five and ten-year periods ended June 30, 1996, were 10.80%, 12.07% and 8.41%, respectively. The Fund's "cumulative total return" for Class A shares for the ten-year period ended June 30, 1996, was 124.15%. During a portion of the periods for which total returns are shown, the Fund's maximum sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total return on Class B shares of the Fund for the period from November 1, 1995 through June 30, 1996 was 6.86%. The average annual total return on Class C shares for the year ended June 30, 1996 was 15.51% and the average annual total return for the period December 1, 1993 (the commencement of the offering of the shares) through June 30, 1996 was 12.79%. The cumulative total return on Class C shares for the period December 1, 1993 through June 30, 1996 was 36.44%.

       Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1996, was 137.82%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1996 for Class A shares were 17.56%, 13.41% and 9.05%, respectively. The cumulative total return at net asset value for Class B shares for the period November 1, 1995 through June 30, 1996 was 11.86%. The cumulative total return at net asset value of the Fund's Class C shares for the period December 1, 1993 (commencement of the offering of shares) through June 30, 1996 was 36.44%. The average annual total returns at net asset value for the one year ended June 30, 1996 and the period December 1, 1993 through June 30, 1996 for the Fund's Class C shares were 16.51% and 12.79%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives.

Other Performance Comparisons. From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. and Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes of shares is ranked against (i) all other funds and (ii) all other gold-oriented funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     Morningstar is an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares in relation to other equity funds. Rankings are subject to change.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees," cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the Class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the identity of each Recipient that received any such payment. The reports for the Class B and Class C Plans shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. However, while the maximum fee rate under the Class a Plan is 0.25% of average annual net assets of the Fund, the Board of Trustees has set the maximum rate for assets representing Class A shares of the Fund acquired before April 1, 1991 at 0.15%, and for assets representing Class A shares acquired on or after April 1, 1991, at 0.25%.

     For the fiscal year ended June 30, 1996, payments under this Class A Plan totaled $350,307, all of which was paid by the Distributor to Recipients, including $5,013 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the period from November 1, 1995 through June 30, 1996 totalled $4,128 all of which was retained by the Distributor. Payments made under Class C Plan during the fiscal year ended June 30, 1996 totalled $34,894 of which $21,763 was retained by the Distributor and $218 was paid to a dealer affiliated with the Distributor.


     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rule of Fair Practice of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from the contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale price of the preceding trading day, or closing bid and asked prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market-type debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker.

     In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include matrix comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

       The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
     Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income &
     Growth  Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term
     Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income &
      Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term
      New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund

*Shares of the Fund are not presently exchangeable for shares of these funds.

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other OppenheimerFunds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares of other Oppenheimer funds acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

       Selling Shares by Wire. The wire of redemption proceeds may be delayed if a Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

       Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares subject to the Class B contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that if the Distributor receives an order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).
Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans).

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days.
A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent the Fund derives a significant portion of its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that only a portion of dividends paid by the Fund will qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1st of the prior year through October 31 of that year or else must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Manager might determine that in a particular year that it might be in the best interests of shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and would not receive a tax deduction for payments made to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Fund as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1996

                    Statement of Investments   June 30, 1996
                                                                                                     Face              Market Value
                                                                                                     Amount            See Note 1
=====================================================================
==============================================================
Foreign Government Obligations--1.1%
------------------------------------------------------------------------------------------------------------------
-----------------
                    Argentina (Republic of) Past Due Interest Bonds, Series L, 6.312%, 3/31/05
                    (Cost $2,264,894)(1)                                                             $  3,960,000      $
3,101,155

=====================================================================
==============================================================
Convertible Corporate Bonds and Notes--0.6%
------------------------------------------------------------------------------------------------------------------
-----------------
                    MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,748,461)
1,850,000         1,572,500

                                                                                                         Shares
=====================================================================
==============================================================
Common Stocks--86.5%
------------------------------------------------------------------------------------------------------------------
-----------------
Basic Materials--6.3%
------------------------------------------------------------------------------------------------------------------
-----------------
Chemicals--3.2%
                    Agrium, Inc.                                                                           30,000           393,281

---------------------------------------------------------------------------------------------------------------
                    ARCO Chemical Co.                                                                      28,900
1,502,800

---------------------------------------------------------------------------------------------------------------
                    Bayer AG, Sponsored ADR                                                               170,000
6,003,058

---------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                     22,100           646,425

---------------------------------------------------------------------------------------------------------------
                    IMC Global, Inc.                                                                       12,400           466,550
                                                                                                                       ------------
                                                                                                                          9,012,114

------------------------------------------------------------------------------------------------------------------
-----------------
Gold--0.5%
                    Santa Fe Pacific Gold Corp.                                                            92,800
1,310,800
------------------------------------------------------------------------------------------------------------------
-----------------
Metals--1.3%
                    Brush Wellman, Inc.                                                                   151,400
2,876,600

---------------------------------------------------------------------------------------------------------------
                    J&L Specialty Steel, Inc.                                                              54,500           810,687
                                                                                                                       ------------
                                                                                                                          3,687,287

------------------------------------------------------------------------------------------------------------------
-----------------
Paper--1.3%
                    Aracruz Celulose SA, Sponsored ADR                                                    165,000
  1,567,500

---------------------------------------------------------------------------------------------------------------
                    MacMillan Bloedel Ltd.                                                                 90,323
1,197,146

---------------------------------------------------------------------------------------------------------------
                    MacMillan Bloedel Ltd.                                                                  4,900            64,925

---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                  64,800           891,000
                                                                                                                       ------------
                                                                                                                          3,720,571

=====================================================================
==============================================================
Consumer Cyclicals--12.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Autos & Housing--1.3%
                    Chromcraft Revington, Inc.(2)                                                          18,500
432,437

---------------------------------------------------------------------------------------------------------------
                    Fiat SpA                                                                              350,000         1,172,412

---------------------------------------------------------------------------------------------------------------
                    General Motors Corp.(3)                                                                26,000
1,361,750

---------------------------------------------------------------------------------------------------------------
                    IRSA Inversiones y Representaciones, SA                                               214,506
    730,355
                                                                                                                       ------------
                                                                                                                          3,696,954

------------------------------------------------------------------------------------------------------------------
-----------------
Leisure & Entertainment--5.6%
                    AMR Corp.(2)                                                                           19,300         1,756,300

---------------------------------------------------------------------------------------------------------------
                    Carnival Corp., Cl. A                                                                  30,800           889,350

---------------------------------------------------------------------------------------------------------------
                    Circus Circus Enterprises, Inc.(2)(3)                                                  31,800
1,303,800

---------------------------------------------------------------------------------------------------------------
                    Cracker Barrel Old Country Store, Inc.                                                 90,800
2,201,900

---------------------------------------------------------------------------------------------------------------
                    Eastman Kodak Co.(3)                                                                   25,500
1,982,625

---------------------------------------------------------------------------------------------------------------
                    International Game Technology                                                          57,000
961,875

---------------------------------------------------------------------------------------------------------------
                    King World Productions, Inc.(2)(3)                                                     56,500
2,055,187

---------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.(3)                                                                        76,093         2,178,162

---------------------------------------------------------------------------------------------------------------
                    Shimano, Inc.                                                                          82,000         1,465,334

---------------------------------------------------------------------------------------------------------------
                    U S West Media Group(2)                                                                45,700
834,025
                                                                                                                       ------------
                                                                                                                         15,628,558

                    6 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                         Shares         See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Media--2.6%
                    Bowne & Co., Inc.                                                                      34,000      $    701,250

---------------------------------------------------------------------------------------------------------------
                    Comcast Corp., Cl. A Special                                                          130,000
2,405,000

---------------------------------------------------------------------------------------------------------------
                    Dow Jones & Co., Inc.                                                                  25,200
1,052,100

---------------------------------------------------------------------------------------------------------------
                    South China Morning Post Holdings Ltd.                                              2,400,000
   1,643,303

---------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc.                                                                      40,600         1,593,550
                                                                                                                       ------------
                                                                                                                          7,395,203

------------------------------------------------------------------------------------------------------------------
-----------------
Retail: General--1.8%
                    Cone Mills Corp.(2)                                                                   243,000         2,733,750

---------------------------------------------------------------------------------------------------------------
                    Price/Costco, Inc.(2)                                                                  73,100         1,580,787

---------------------------------------------------------------------------------------------------------------
                    Wal-Mart Stores, Inc.                                                                  32,900           834,837
                                                                                                                       ------------
                                                                                                                          5,149,374

------------------------------------------------------------------------------------------------------------------
-----------------
Retail: Specialty--1.1%
                    Gymboree Corp.(2)(3)                                                                   40,700
1,241,350

---------------------------------------------------------------------------------------------------------------
                    Toys 'R' Us, Inc.(2)                                                                   69,200         1,972,200
                                                                                                                       ------------
                                                                                                                          3,213,550

=====================================================================
==============================================================
Consumer Non-Cyclicals--17.1%
------------------------------------------------------------------------------------------------------------------
-----------------
Beverages--1.2%
                    Buenos Aires Embotelladora SA, Sponsored ADR                                           35,000
         463,750

---------------------------------------------------------------------------------------------------------------
                    Guinness PLC                                                                          182,000         1,323,466

---------------------------------------------------------------------------------------------------------------
                    Whitman Corp.(3)                                                                       63,100         1,522,287
                                                                                                                       ------------
                                                                                                                          3,309,503

------------------------------------------------------------------------------------------------------------------
-----------------
Food--2.2%
                    Chiquita Brands International, Inc.                                                    32,249
419,237

---------------------------------------------------------------------------------------------------------------
                    Groupe Danone                                                                           6,241           944,377

---------------------------------------------------------------------------------------------------------------
                    IBP, Inc.(3)                                                                           31,500           870,187

---------------------------------------------------------------------------------------------------------------
                    Nestle SA, Sponsored ADR                                                               40,000
2,283,400

---------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.(3)                                                                      52,700         1,706,163
                                                                                                                       ------------
                                                                                                                          6,223,364

------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Drugs--7.3%
                    Abbott Laboratories                                                                    24,000         1,044,000

---------------------------------------------------------------------------------------------------------------
                    American Home Products Corp.                                                           24,000
1,443,000

---------------------------------------------------------------------------------------------------------------
                    Astra AB Free, Series A                                                                37,250
1,644,834

---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                               48,000
4,320,000

---------------------------------------------------------------------------------------------------------------
                    Ciba-Geigy AG                                                                           2,825         3,441,981

---------------------------------------------------------------------------------------------------------------
                    Foundation Health Corp.(2)                                                             23,000
825,125

---------------------------------------------------------------------------------------------------------------
                    Genzyme Corp.(2)(3)                                                                    31,500
1,582,875

---------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                      38,600         1,910,700

---------------------------------------------------------------------------------------------------------------
                    Mylan Laboratories, Inc.                                                               50,000           862,500

---------------------------------------------------------------------------------------------------------------
                    NBTY, Inc.(2)                                                                         204,400         2,056,775

---------------------------------------------------------------------------------------------------------------
                    SmithKline Beecham PLC, ADR                                                            22,500
1,223,438
                                                                                                                       ------------
                                                                                                                         20,355,228

------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Supplies &
Services--3.2%
                    Biomet, Inc.(2)                                                                        45,000           646,875

---------------------------------------------------------------------------------------------------------------
                    Cardinal Health, Inc.(3)                                                                4,472           322,543

---------------------------------------------------------------------------------------------------------------
                    Manor Care, Inc.(3)                                                                    30,770         1,211,569

---------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                        20,000         1,120,000

                    7 Oppenheimer Fund


                    Statement of Investments   (Continued)
                                                                                                                       Market Value
                                                                                                     Shares            See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Supplies &
Services (continued)
                    Nellcor Puritan Bennett, Inc.(2)                                                       10,800      $
523,800

---------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(2)(3)                                                        22,000
610,500

---------------------------------------------------------------------------------------------------------------
                    U.S. Healthcare, Inc.(3)                                                               63,500         3,492,500

---------------------------------------------------------------------------------------------------------------
                    WellPoint Health Networks, Inc.(2)(3)                                                  34,417
1,075,531
                                                                                                                       ------------
                                                                                                                          9,003,318

------------------------------------------------------------------------------------------------------------------
-----------------
Household Goods--1.2%
                    Kimberly-Clark Corp.                                                                   13,100
1,011,975

---------------------------------------------------------------------------------------------------------------
                    Procter & Gamble Co.(3)                                                                14,000
1,268,750

---------------------------------------------------------------------------------------------------------------
                    Wella AG                                                                                1,750         1,003,686
                                                                                                                       ------------
                                                                                                                          3,284,411

------------------------------------------------------------------------------------------------------------------
-----------------
Tobacco--2.0%
                    Philip Morris Cos., Inc.                                                               54,300         5,647,200

=====================================================================
==============================================================
Energy--4.9%
------------------------------------------------------------------------------------------------------------------
-----------------
Energy Services &
Producers--1.2%
                    Kerr-McGee Corp.(3)                                                                    13,000
791,375

---------------------------------------------------------------------------------------------------------------
                    Landmark Graphics Corp.(2)                                                             66,600
1,282,050

---------------------------------------------------------------------------------------------------------------
                    Western Atlas, Inc.(2)                                                                 20,000         1,165,000
                                                                                                                       ------------
                                                                                                                          3,238,425

------------------------------------------------------------------------------------------------------------------
-----------------
Oil-Integrated--3.7%
                    Atlantic Richfield Co.                                                                 13,900         1,647,150

---------------------------------------------------------------------------------------------------------------
                    Enterprise Oil PLC                                                                    118,000           843,403

---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                               9,500
1,460,625

---------------------------------------------------------------------------------------------------------------
                    Saga Petroleum AS, Cl. B                                                               82,000
1,110,781

---------------------------------------------------------------------------------------------------------------
                    Total SA, Sponsored ADR(3)                                                             52,680
1,955,745

---------------------------------------------------------------------------------------------------------------
                    Unocal Corp.                                                                           88,000         2,970,000

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR(4)                                                                    39,500
258,081

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR                                                                        1,438            12,237

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR                                                                        3,294            28,032
                                                                                                                       ------------
                                                                                                                         10,286,054

------------------------------------------------------------------------------------------------------------------
-----------------
Financial--10.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Banks--6.5%
                    Akbank T.A.S.                                                                       2,661,250           320,662

---------------------------------------------------------------------------------------------------------------
                    Banco Frances del Rio de la Plata SA                                                  109,900
1,058,737

---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)(3)                                                         94,600
6,681,125

---------------------------------------------------------------------------------------------------------------
                    Citicorp(3)                                                                            16,000         1,322,000

---------------------------------------------------------------------------------------------------------------
                    Deutsche Bank, Sponsored ADR                                                           60,000
2,838,108

---------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                      72,200         5,965,525
                                                                                                                       ------------
                                                                                                                         18,186,157

------------------------------------------------------------------------------------------------------------------
-----------------
Diversified Financial--1.4%
                    American Express Co.                                                                   44,100
1,967,963

---------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                        9,700
 829,350

---------------------------------------------------------------------------------------------------------------
                    H & R Block, Inc.(3)                                                                   30,600           998,325
                                                                                                                       ------------
                                                                                                                          3,795,638


                    8 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Insurance--2.5%
                    ACE Ltd.                                                                               21,600      $  1,015,200

---------------------------------------------------------------------------------------------------------------
                    Aetna Life & Casualty Co.                                                               5,600
400,400

---------------------------------------------------------------------------------------------------------------
                    American International Group, Inc.                                                     13,700
1,351,163

---------------------------------------------------------------------------------------------------------------
                    American Re Corp.(3)                                                                   48,800
2,189,900

---------------------------------------------------------------------------------------------------------------
                    Skandia Forsakrings AB                                                                 40,000
1,057,950

---------------------------------------------------------------------------------------------------------------
                    UNUM Corp.                                                                             13,500           840,375
                                                                                                                       ------------
                                                                                                                          6,854,988

=====================================================================
==============================================================
Industrial--10.9%
------------------------------------------------------------------------------------------------------------------
-----------------
Electrical Equipment--1.2%
                    General Electric Co.(3)                                                                39,600         3,425,400
------------------------------------------------------------------------------------------------------------------
-----------------
Industrial Materials--2.0%
                    Insituform Technologies, Cl. A(2)                                                      72,000
558,000

---------------------------------------------------------------------------------------------------------------
                    Interpool, Inc.                                                                        42,500           775,625

---------------------------------------------------------------------------------------------------------------
                    Owens Corning                                                                          77,000         3,311,000

---------------------------------------------------------------------------------------------------------------
                    Wolverine Tube, Inc.(2)                                                                25,700           899,500
                                                                                                                       ------------
                                                                                                                          5,544,125

=====================================================================
==============================================================
Industrial Services--0.4%
                    Ecolab, Inc.(3)                                                                        35,400         1,168,200
------------------------------------------------------------------------------------------------------------------
-----------------
Manufacturing--3.7%
                    Citic Pacific Ltd.                                                                    214,000           865,344

---------------------------------------------------------------------------------------------------------------
                    Harnischfeger Industries, Inc.(3)                                                      21,800
724,850

---------------------------------------------------------------------------------------------------------------
                    Hutchison Whampoa Ltd.                                                                132,000
830,488

---------------------------------------------------------------------------------------------------------------
                    Mannesmann AG                                                                           6,000         2,065,514

---------------------------------------------------------------------------------------------------------------
                    Pacific Dunlop Ltd.                                                                   476,000         1,071,463

---------------------------------------------------------------------------------------------------------------
                    Tenneco, Inc.(3)                                                                       75,800         3,875,275

---------------------------------------------------------------------------------------------------------------
                    Westinghouse Air Brake Co.                                                             60,200
790,125
                                                                                                                       ------------
                                                                                                                         10,223,059

------------------------------------------------------------------------------------------------------------------
-----------------
Transportation--3.6%
                    Airborne Freight Corp.(3)                                                              44,000
1,144,000

---------------------------------------------------------------------------------------------------------------
                    Burlington Northern Santa Fe Corp.(3)                                                  57,400
4,642,225

---------------------------------------------------------------------------------------------------------------
                    Canadian National Railway Co.                                                          38,000
699,828

---------------------------------------------------------------------------------------------------------------
                    Consolidated Freightways, Inc.                                                         14,200
299,975

---------------------------------------------------------------------------------------------------------------
                    Stolt-Nielsen SA                                                                      116,000         2,102,500

---------------------------------------------------------------------------------------------------------------
                    Stolt-Nielsen SA, ADR                                                                  58,000
1,080,250
                                                                                                                       ------------
                                                                                                                          9,968,778

=====================================================================
==============================================================
Technology--21.1%
------------------------------------------------------------------------------------------------------------------
-----------------
Aerospace/Defense--0.6%
                    Rockwell International Corp.(3)                                                        27,300
1,562,925
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Hardware--3.9%
                    Digital Equipment Corp.(2)                                                             21,000
945,000

---------------------------------------------------------------------------------------------------------------
                    EMC Corp.(2)                                                                           36,800           685,400

---------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.(3)                                               17,400
1,722,600

---------------------------------------------------------------------------------------------------------------
                    Moore Corp. Ltd.                                                                       37,400           705,925

---------------------------------------------------------------------------------------------------------------
                    Storage Technology Corp. (New)(2)(3)                                                   11,000
  420,750

---------------------------------------------------------------------------------------------------------------
                    Sun Microsystems, Inc.(2)(3)                                                            7,000
412,125

---------------------------------------------------------------------------------------------------------------
                    Xerox Corp.(3)                                                                        111,000         5,938,500
                                                                                                                       ------------
                                                                                                                         10,830,300


                    9 Oppenheimer Fund


                    Statement of Investments   (Continued)
                                                                                                                       Market Value
                                                                                                     Shares            See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Software--6.8%
                    American Software, Inc.                                                                50,000      $
231,250

---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.(3)                                             44,100
3,142,125

---------------------------------------------------------------------------------------------------------------
                    Davidson & Associates, Inc.(2)                                                         34,000
1,020,000

---------------------------------------------------------------------------------------------------------------
                    Electronic Arts, Inc.(2)                                                               48,600         1,300,050

---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(2)(3)                                                                   52,800         1,188,000

---------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(2)                                                                      9,800         1,177,225

---------------------------------------------------------------------------------------------------------------
                    Nintendo Co. Ltd.                                                                      45,000         3,347,876

---------------------------------------------------------------------------------------------------------------
                    Novell, Inc.(2)                                                                       238,400         3,307,800

---------------------------------------------------------------------------------------------------------------
                    Structural Dynamics Research Corp.(2)                                                  67,100
1,476,200

---------------------------------------------------------------------------------------------------------------
                    Sybase, Inc.(2)                                                                        46,600         1,100,925

---------------------------------------------------------------------------------------------------------------
                    Symantec Corp.(2)                                                                     137,340         1,716,750
                                                                                                                       ------------
                                                                                                                         19,008,201

------------------------------------------------------------------------------------------------------------------
-----------------
Electronics--7.2%
                    Duracell International, Inc.                                                           18,500           797,813

---------------------------------------------------------------------------------------------------------------
                    General Motors Corp., Cl. H                                                            20,800
1,250,600

---------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                    34,000         3,387,250

---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           119,800         8,797,813

---------------------------------------------------------------------------------------------------------------
                    Kyocera Corp.                                                                          17,000         1,201,205

---------------------------------------------------------------------------------------------------------------
                    LSI Logic Corp.(2)(3)                                                                  32,000           832,000

---------------------------------------------------------------------------------------------------------------
                    Nokia Corp., Preference                                                                22,000           814,000

---------------------------------------------------------------------------------------------------------------
                    Proxima Corp.(2)                                                                       70,000           848,750

---------------------------------------------------------------------------------------------------------------
                    Samsung Electronics (First New)(2)                                                         79
6,282

---------------------------------------------------------------------------------------------------------------
                    Samsung Electronics Co.                                                                   265            22,247

---------------------------------------------------------------------------------------------------------------
                    Teradyne, Inc.(2)                                                                      55,000           948,750

---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(2)                                                               76,500
1,061,438
                                                                                                                       ------------
                                                                                                                         19,968,148

------------------------------------------------------------------------------------------------------------------
-----------------
Telecommunications-
Technology--2.6%
                    Airtouch Communications, Inc.(2)(3)                                                    45,500
1,285,375

---------------------------------------------------------------------------------------------------------------
                    Bay Networks, Inc.(2)(3)                                                               26,870
691,903

---------------------------------------------------------------------------------------------------------------
                    ECI Telecommunications Ltd.(3)                                                         57,500
1,336,875

---------------------------------------------------------------------------------------------------------------
                    Kinnevik Investments AB Free, Series B                                                 31,500
  954,190

---------------------------------------------------------------------------------------------------------------
                    MCI Communications Corp.                                                              100,000
2,562,500

---------------------------------------------------------------------------------------------------------------
                    NetCom Systems AB, B Shares(2)                                                         31,500
356,041
                                                                                                                       ------------
                                                                                                                          7,186,884

=====================================================================
==============================================================
Utilities--3.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Electric Utilities--1.3%
                    Korea Electric Power Corp.                                                             20,000
814,622

---------------------------------------------------------------------------------------------------------------
                    Public Service Enterprise Group, Inc.                                                  30,000
821,250

---------------------------------------------------------------------------------------------------------------
                    Verbund Oest Electriz                                                                  25,200         1,923,113
                                                                                                                       ------------
                                                                                                                          3,558,985

------------------------------------------------------------------------------------------------------------------
-----------------
Gas Utilities--0.7%
                    Hong Kong & China Gas                                                                 591,648
943,976

---------------------------------------------------------------------------------------------------------------
                    Southwestern Energy Co.                                                                72,500
1,024,063
                                                                                                                       ------------
                                                                                                                          1,968,039


                    10 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                           Shares        See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Telephone Utilities--1.4%
                    BCE, Inc.                                                                              34,000      $  1,343,000

---------------------------------------------------------------------------------------------------------------
                    Portugal Telecom SA(2)                                                                 15,900
415,321

---------------------------------------------------------------------------------------------------------------
                    U S West Communications Group                                                          65,500
2,087,813
                                                                                                                       ------------
                                                                                                                          3,846,134
                                                                                                                       ------------
                    Total Common Stocks (Cost $164,928,947)
241,257,875

------------------------------------------------------------------------------------------------------------------
-----------------
Preferred Stocks--1.5%

---------------------------------------------------------------------------------------------------------------
                    Alumax, Inc., $4.00 Cv., Series A                                                       6,333
825,665

---------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co., $4.00 Cv., Series A                                          20,666
     1,131,463

---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                           36,300
       2,286,900
                                                                                                                       ------------
                    Total Preferred Stocks (Cost $3,245,783)
4,244,028

                                                                                                     Units
=====================================================================
==============================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------
-----------------
                    Hong Kong & China Gas Wts., Exp. 9/97 (Cost $19,691)                                   74,304
          19,439

                                                                                                     Face
                                                                                                     Amount
=====================================================================
==============================================================
Repurchase Agreement--10.8%

---------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Canadian Imperial Bank of Commerce,
                    5.45%, dated 6/28/96, to be repurchased at $30,213,716 on 7/1/96, collateralized by U.S. Treasury Bonds, 9.125%--11.25%, 2/15/15--5/11/18,
                    with a value of $10,675,333, and U.S. Treasury Nts., 5.25%--8.50%,
                    1/11/97--11/15/04, with a value of $20,174,956 (Cost $30,200,000)                $
30,200,000        30,200,000

---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $202,407,776)                                                             100.5%
   280,394,997

---------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (0.5)
(1,460,799)
                                                                                                     ------------      ------------
Net Assets                                                                                                  100.0%     $278,934,198
                                                                                                     ============
============


                    1. Represents the current interest rate for a variable rate security.

                    2. Non-income producing security.


                    11 Oppenheimer Fund

                    Statement of Investments   (Continued)

------------------------------------------------------------------------------------------------------------------
-----------------

                    3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                        Shares             Expiration    Exercise     Premium          Market
Value
                                                        Subject To Call    Date          Price        Received         See Note
1
------------------------------------------------------------------------------------------------------------------
-----------------
Airborne Freight Corp.                                   15,000            8/96          $ 30         $   26,125       $
    3,746
------------------------------------------------------------------------------------------------------------------
-----------------
Airtouch Communications, Inc.                             9,000            7/96            34             12,771
         563
------------------------------------------------------------------------------------------------------------------
-----------------
American Re Corp.                                        10,800            7/96            45             19,925
14,175
------------------------------------------------------------------------------------------------------------------
-----------------
Bay Networks, Inc.                                       21,000            9/96            35             91,242
14,438
------------------------------------------------------------------------------------------------------------------
-----------------
Burlington Northern Santa Fe Corp.                       11,200            7/96            85             43,063
          7,000
------------------------------------------------------------------------------------------------------------------
-----------------
Cardinal Health, Inc.                                    11,000            7/96            18             17,544
129,250
------------------------------------------------------------------------------------------------------------------
-----------------
Chase Manhattan Corp. (New)                              18,500            9/96            70             73,443
        97,125
------------------------------------------------------------------------------------------------------------------
-----------------
Circus Circus Enterprises, Inc.                           6,200            9/96            33             19,188
   58,900
------------------------------------------------------------------------------------------------------------------
-----------------
Citicorp                                                  3,200            7/96            75             10,704             24,400
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Associates International, Inc.                   8,800            7/96            50             35,551
          8,800
------------------------------------------------------------------------------------------------------------------
-----------------
Eastman Kodak Co.                                         5,000            7/96            75             20,474
18,750
------------------------------------------------------------------------------------------------------------------
-----------------
ECI Telecommunications Ltd.                              15,200            8/96            30             26,143
        3,800
------------------------------------------------------------------------------------------------------------------
-----------------
Ecolab, Inc.                                              5,000            7/96            35              5,850              1,563
------------------------------------------------------------------------------------------------------------------
-----------------
General Electric Co.                                      8,000            9/96            80             24,759
64,000
------------------------------------------------------------------------------------------------------------------
-----------------
General Motors Corp.                                      4,000            9/96            65             15,379
 7,500
------------------------------------------------------------------------------------------------------------------
-----------------
Genzyme Corp.                                             5,400            7/96            80             27,679
 338
------------------------------------------------------------------------------------------------------------------
-----------------
Gymboree Corp.                                            9,000            7/96            20             13,230
97,875
------------------------------------------------------------------------------------------------------------------
-----------------
H & R Block, Inc.                                        12,000            7/96            40             24,635
  750
------------------------------------------------------------------------------------------------------------------
-----------------
Harnischfeger Industries, Inc.                           14,600            8/96            35             67,335
   12,775
------------------------------------------------------------------------------------------------------------------
-----------------
Harnischfeger Industries, Inc.                            7,200            8/96            40              7,884
  1,800
------------------------------------------------------------------------------------------------------------------
-----------------
IBP, Inc.                                                31,500            11/96           25             69,928
110,250
------------------------------------------------------------------------------------------------------------------
-----------------
Informix Corp.                                           29,000            8/96            35            129,626
3,625
------------------------------------------------------------------------------------------------------------------
-----------------
International Business Machines Corp.                     2,800            7/96           120             13,216
             350
------------------------------------------------------------------------------------------------------------------
-----------------
Kerr-McGee Corp.                                          2,600            7/96            70              2,684
  650
------------------------------------------------------------------------------------------------------------------
-----------------
King World Productions, Inc.                             16,000            8/96            45             27,519
      4,000
------------------------------------------------------------------------------------------------------------------
-----------------
LSI Logic Corp.                                           8,000            7/96            35             25,759
1,000
------------------------------------------------------------------------------------------------------------------
-----------------
LSI Logic Corp.                                           8,000            7/96            45             20,259
500
------------------------------------------------------------------------------------------------------------------
-----------------
Manor Care, Inc.                                          6,000            7/96            45              5,820
750
------------------------------------------------------------------------------------------------------------------
-----------------
Mattel, Inc.                                             15,000            7/96            28             20,414             23,438
------------------------------------------------------------------------------------------------------------------
-----------------
Procter & Gamble Co.                                      2,800            7/96            95              5,341
 1,050
------------------------------------------------------------------------------------------------------------------
-----------------
Rockwell International Corp.                              5,400            7/96            65             14,013
       675
------------------------------------------------------------------------------------------------------------------
-----------------
Sara Lee Corp.                                           12,200            7/96            35             16,408
763
------------------------------------------------------------------------------------------------------------------
-----------------
Sofamor Danek Group, Inc.                                12,000            9/96            30             55,138
     33,750
------------------------------------------------------------------------------------------------------------------
-----------------
Storage Technology Corp. (New)                           11,000            9/96            23             50,545
        177,375
------------------------------------------------------------------------------------------------------------------
-----------------
Sun Microsystems, Inc.                                    7,000            7/96            48             56,331
 84,000
------------------------------------------------------------------------------------------------------------------
-----------------
Tenneco, Inc.                                            15,000            8/96            60             22,049
2,813
------------------------------------------------------------------------------------------------------------------
-----------------
Total SA, Sponsored ADR                                  11,000            8/96            40             10,670
       6,188
------------------------------------------------------------------------------------------------------------------
-----------------
U.S. Healthcare, Inc.                                    15,000            7/96            55             20,174
9,375
------------------------------------------------------------------------------------------------------------------
-----------------
Wellpoint Health Networks, Inc.                          10,200            7/96            30             10,383
        2,550
------------------------------------------------------------------------------------------------------------------
-----------------
Whitman Corp.                                            15,000            9/96            25             14,550
11,250
------------------------------------------------------------------------------------------------------------------
-----------------
Xerox Corp.                                              22,200            7/96            50             60,827
88,800
                                                                                                      ----------       ------------
                                                                                                      $1,234,581       $  1,130,700
                                                                                                      ==========
============



                    4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $258,081 or 0.09% of the Fund's net assets, at June 30, 1996.


                See accompanying Notes to Financial Statements.


                    12 Oppenheimer Fund

                    Statement of Assets and Liabilities   June 30, 1996

=====================================================================
==============================================================
Assets              Investments, at value (including repurchase agreement of $30,200,000)
                    (cost $202,407,776)--see accompanying statement
$280,394,997

---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    101,788

---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and dividends                                                                                  595,026
                    Shares of beneficial interest sold                                                                      108,283

---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    66,034
                                                                                                                       ------------
                    Total assets                                                                                        281,266,128

=====================================================================
==============================================================
Liabilities         Options written, at value (premiums received $1,234,581)--
                    see accompanying statement--Note 5
1,130,700

---------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Shares of beneficial interest redeemed
426,981
                    Investments purchased                                                                                   350,990
                    Trustees' fees                                                                                          118,521
                    Distribution and service plan fees                                                                       91,662
                    Transfer and shareholder servicing agent fees
66,305
                    Shareholder reports                                                                                      60,356
                    Other                                                                                                    86,415
                                                                                                                       ------------
                    Total liabilities                                                                                     2,331,930

=====================================================================
==============================================================
Net Assets                                                                                                             $278,934,198
                                                                                                                       ============

=====================================================================
==============================================================
Composition of      Paid-in capital
$178,389,656
Net Assets
---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income
4,179,246

---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions
               18,274,717

---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
78,090,579
                                                                                                                       ------------
                    Net assets                                                                                         $278,934,198
                                                                                                                       ============

=====================================================================
==============================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $273,193,978 and 22,495,412 shares of beneficial interest outstanding)
       $      12.14
                    Maximum offering price per share (net asset value plus sales charge of
                    5.75% of offering price)                                                                           $      12.88

---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $1,654,505 and 137,088 shares of beneficial interest outstanding)
         $      12.07

---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $4,085,715 and 342,672 shares of beneficial interest outstanding)
           $      11.92


                    See accompanying Notes to Financial Statements.


                    13 Oppenheimer Fund

                    Statement of Operations   For the Year Ended June 30, 1996
=====================================================================
==============================================================
Investment Income   Dividends (net of foreign withholding taxes of $112,278)
             $  5,887,471

---------------------------------------------------------------------------------------------------------------
                    Interest                                                                                              1,929,027
                                                                                                                       ------------
                    Total income                                                                                          7,816,498

=====================================================================
==============================================================
Expenses            Management fees--Note 4
2,036,339

---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4
   616,198

---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                                 350,307
                    Class B                                                                                                   4,128
                    Class C                                                                                                  34,894

---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     108,816

---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                                      91,485

---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              85,190

---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  71,929

---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                     334
                    Class B                                                                                                     561
                    Class C                                                                                                     496

---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    98,175
                                                                                                                       ------------
                    Total expenses                                                                                        3,498,852

=====================================================================
==============================================================
Net Investment Income                                                                                                     4,317,646

=====================================================================
==============================================================
Realized and        Net realized gain on:
Unrealized          Investments (including premiums on options exercised)
         21,639,931
Gain (Loss)         Foreign currency transactions
309,497
                    Closing and expiration of options written--Note 5
845,454
                                                                                                                       ------------
                    Net realized gain                                                                                    22,794,882


---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                                          18,834,911
                    Translation of assets and liabilities denominated in foreign currencies
      (1,955,886)
                                                                                                                       ------------
                    Net change                                                                                           16,879,025
                                                                                                                       ------------
                    Net realized and unrealized gain
39,673,907

=====================================================================
==============================================================
Net Increase in Net Assets Resulting From Operations
$ 43,991,553
                                                                                                                       ============

                    See accompanying Notes to Financial Statements


                    14 Oppenheimer Fund

                    Statements of Changes in Net Assets

                                                                                             Year Ended June 30,
                                                                                             1996                     1995
=====================================================================
==============================================================
Operations          Net investment income                                                    $   4,317,646            $
2,806,853

---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                           22,794,882               19,743,628

---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                       16,879,025
      23,440,270
                                                                                             -------------            -------------
                    Net increase in net assets resulting from operations                        43,991,553
   45,990,751

=====================================================================
==============================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                                     (2,763,277)
(498,859)
Shareholders        Class B                                                                         (1,333)                      --
                    Class C                                                                        (19,415)                      --

---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                    (20,559,886)             (24,601,920)
                    Class B                                                                        (10,043)                      --
                    Class C                                                                       (287,511)                (100,620)

=====================================================================
==============================================================
Beneficial          Net increase (decrease) in net assets resulting from
Interest            beneficial interest transactions--Note 2:
Transactions        Class A                                                                    (17,324,834)
12,428,700
                    Class B                                                                      1,639,742                       --
                    Class C                                                                      1,733,727                1,742,306

=====================================================================
==============================================================
Net Assets          Total increase                                                               6,398,723
34,960,358

---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                        272,535,475
237,575,117
                                                                                             -------------            -------------
                    End of period (including undistributed net investment income
                    of $4,179,246 and $3,477,408, respectively)                              $ 278,934,198
 $ 272,535,475
                                                                                             =============
=============


                    See accompanying Notes to Financial Statements


                    15 Oppenheimer Fund

Financial Highlights

                                               Class A
                                               ----------------------------------------------------------------


                                                                     Year Ended June 30,
                                               1996          1995          1994          1993          1992
=====================================================================
================================================
Per Share Operating Data:
Net asset value, beginning of period           $  11.34      $  10.55      $  10.41      $   9.72      $   9.31
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .20           .31           .07           .11           .16
Net realized and unrealized
gain (loss)                                        1.69          1.58           .55          1.15           .84
                                               --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                         1.89          1.89           .62          1.26          1.00
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)         (.02)         (.03)         (.10)         (.32)
Distributions from net realized gain               (.96)        (1.08)         (.45)         (.47)         (.27)
                                               --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)        (1.10)         (.48)         (.57)         (.59)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.14      $  11.34      $  10.55      $  10.41      $   9.72
                                               ========      ========      ========      ========
========

=====================================================================
================================================
Total Return, at Net Asset Value(3)               17.56%        19.60%         5.84%        13.33%
11.22%

=====================================================================
================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $273,194      $270,381      $237,281      $216,180      $209,495
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $270,211      $254,011      $229,976      $212,660
$221,369
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              1.59%         1.10%         0.69%         1.05%         1.71%
Expenses                                           1.26%         1.29%         1.16%         1.10%         1.09%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         29.7%         34.1%         41.6%         35.6%         58.2%
Average brokerage commission rate(6)           $ 0.0324            --            --            --            --


                                               Class B       Class C
                                               -------       ------------------------------------
                                               Period
                                               Ended
                                               June 30,            Year Ended June 30,
                                               1996(2)       1996          1995          1994(1)
=====================================================================
============================
Per Share Operating Data:
Net asset value, beginning of period           $  11.85      $  11.19      $  10.49      $  11.08
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .14           .07           .03           .02
Net realized and unrealized
gain (loss)                                        1.17          1.69          1.75          (.14)
                                               --------      --------      --------      --------
Total income (loss) from investment
operations                                         1.31          1.76          1.78          (.12)
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)         (.07)         --            (.02)
Distributions from net realized gain               (.96)         (.96)        (1.08)         (.45)
                                               --------      --------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)        (1.03)        (1.08)         (.47)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.07      $  11.92      $  11.19      $  10.49
                                               ========      ========      ========      ========

=====================================================================
============================
Total Return, at Net Asset Value(3)               11.86%        16.51%        18.57%        (1.24)%

=====================================================================
============================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $  1,655      $  4,086      $  2,154      $    294
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $    649      $  3,491      $  1,100      $    108
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              0.74%(4)      0.75%         0.48%         0.05%(4)
Expenses                                           2.13%(4)      2.15%         2.20%         2.44%(4)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         29.7%         29.7%         34.1%         41.6%
Average brokerage commission rate(6)           $ 0.0324      $ 0.0324            --            --




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $74,869,135 and $104,723,299, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16  Oppenheimer Fund

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation through investment in common stocks that offer growth potential. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1996, a provision of $41,657 was made for the Fund's projected benefit obligations and payments of $2,831 were made to retired trustees, resulting in an accumulated liability of $102,810 at June 30, 1996.


17  Oppenheimer Fund

--------------------------------------------------------------------------------
1. Significant
   Accounting
   Policies
   (continued)

Distributions to Shareholders. Dividends and distributions to shareholders are reported on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been classified to reflect a decrease in paid in capital of $770,135, a decrease in undistributed net investment income of $831,783, and an increase in accumulated net realized gain on investments of $1,601,918.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of
   Beneficial
   Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                             Year Ended June 30, 1996(1)                   Year Ended June
30, 1995
                                                             ------------------------------          -------------------------------
                                                             Shares              Amount              Shares              Amount
------------------------------------------------------------------------------------------------------------------
------------------
Class A:
Sold                                                          2,083,446        $ 24,678,546           6,673,759        $
71,435,301
Dividends and distributions reinvested                        1,924,123          21,357,698           2,364,103
        23,168,217
Redeemed                                                     (5,349,170)        (63,361,078)         (7,685,964)
(82,174,818)
                                                             ----------        ------------           ---------        ------------
Net increase (decrease)                                      (1,341,601)       $(17,324,834)          1,351,898
   $ 12,428,700
                                                             ==========        ============           =========
   ============
------------------------------------------------------------------------------------------------------------------
------------------
Class B:
Sold                                                            215,151        $  2,550,547                  --        $         --
Dividends and distributions reinvested                            1,026              11,365                  --
        --
Redeemed                                                        (79,090)           (922,170)                 --                  --
                                                             ----------        ------------           ---------        ------------
Net increase                                                    137,088        $  1,639,742                  --        $
--
                                                             ==========        ============           =========
   ============
------------------------------------------------------------------------------------------------------------------
------------------
Class C:
Sold                                                            238,989        $  2,774,056             183,982        $
1,948,887
Dividends and distributions reinvested                           26,363             288,410               8,876
         86,189
Redeemed                                                       (115,207)         (1,328,739)            (28,381)
(292,770)
                                                             ----------        ------------           ---------        ------------
Net increase                                                    150,145        $  1,733,727             164,477        $
1,742,306
                                                             ==========        ============           =========
   ============


1. For the year ended June 30, 1996 for Class A and Class C shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class B shares.


18  Oppenheimer Fund

--------------------------------------------------------------------------------
3. Unrealized Gains and
   Losses on Investments and
   Options Written

At June 30, 1996, net unrealized appreciation on investments and options written of $78,091,102 was composed of gross appreciation of $84,234,203, and gross depreciation of $6,143,101.

--------------------------------------------------------------------------------
4. Management Fees and
   Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter to $800 million, and 0.60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $581,891, of which $146,293 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $51,972 and $21,470, of which $1,625 was paid to an affiliated broker/dealer for Class C shares. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $2,962 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1996, OFDI paid $5,013 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $4,128 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $58,024 for Class B.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $21,763 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $67,156 for Class C.


19  Oppenheimer Fund

--------------------------------------------------------------------------------
5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1996 was as follows:

                                                        Call Options
                                                        ------------------------
                                                        Number of   Amount of
                                                        Options     Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1995                     5,992      $ 1,266,634
--------------------------------------------------------------------------------
Options written                                          9,804        2,642,006
--------------------------------------------------------------------------------
Options closed or expired                               (8,036)      (1,868,399)
--------------------------------------------------------------------------------
Options exercised                                       (3,182)        (805,660)
                                                         -----      -----------
Options outstanding at June 30, 1996                     4,578      $ 1,234,581
                                                         =====      ===========

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036

                OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                 Supplement dated January 15, 1997 to the
                     Prospectus dated January 15, 1997

The Prospectus is changed as follows:

     In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 35, (2) sales of Class B shares described in the fourth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 42, and (3) sales of Class C shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 42, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.



January 15, 1997                                                PS0275.009

                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                      Supplement dated March 6, 1997 to the
                        Prospectus dated January 15, 1997

The Prospectus is changed as follows:

         The following paragraphs are added at the end of "How the Fund is Managed" on page 26:

      The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund. The Board of Trustees unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between these funds (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board of Trustees further determined that the Reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the Reorganization.

      Pursuant to the Reorganization Plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Oppenheimer Multiple Strategies Fund, (ii) these shares of Oppenheimer Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the Reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders has been scheduled for June 17, 1997 to vote on the Reorganization. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund .The term "majority" is defined in the Investment Company Act of 1940, as amended, as a special majority. It is also explained in the Statement of Additional Information. There is no assurance that the Fund's shareholders will approve the Reorganization. Details about the Reorganization will be contained in a proxy statement and other soliciting materials to be sent to the Fund's shareholders of record as of April 11, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

March 6, 1997                                                       PS0275.010

OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
Prospectus dated January 15, 1997

     Oppenheimer Strategic Income & Growth Fund is a mutual fund with a primary investment objective of current income and a secondary investment objective of capital appreciation. The Fund intends to seek its primary objective principally by investing in
(1) U.S. Government Securities, (2) foreign debt securities, and
(3) domestic debt securities, including lower-rated, high risk, high yield securities commonly called "junk bonds." The Fund can invest some or all of its assets in each of these three types of securities, although it will normally invest some assets in each sector. The Fund intends to seek its secondary investment objective of capital appreciation principally by investing in domestic equity securities.

     The Fund may invest up to 100% of its assets in "junk bonds" or foreign debt securities rated below investment grade. These securities may be considered to be speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling or unable to assume the high degree of risk associated with investing in high yield, lower-rated securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on pages __ and __.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 15, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                        (Oppenheimer funds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Contents


     ABOUT THE FUND

     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objectives and Policies
     Investment Risks
     Other Investment Techniques and Strategies
     How the Fund is Managed
     Performance of the Fund

     ABOUT YOUR ACCOUNT

     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares
     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans
     How to Sell Shares
     By Mail
     By Telephone
     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes
     Appendix A: Description of Securities Ratings
     Appendix B: Special Sales Charge Arrangements

 ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1996.

  Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," beginning on page __, for an explanation of how and when these charges apply.

                         Class A Shares   Class B Shares         Class C Shares

Maximum Sales Charge
 on Purchases (as a %
 of offering price)           4.75%               None                None

Maximum Deferred Sales Charge
  (as a % of the lower
   of the original
   purchase price or
   redemption proceeds)       None(1)   5% in the first     1% if shares
                                        year, declining     are redeemed
                                        to 1% in the sixth  within 12 months
                                        year and eliminated of purchase(2)
                                        thereafter(2)
Maximum Sales Charge on
 Reinvested Dividends         None           None                None

Exchange Fee             None           None                None

Redemption Fee           None           None                None


(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

(2)  See "How to Buy Shares - Class B Shares" and "How to Buy
     Shares - Class C Shares" below.

       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

                      Annual Fund Operating Expenses
                  (as a Percentage of Average Net Assets)

                                   Class A   Class B   Class C
                                   Shares    Shares    Shares

Management Fees                    0.75%     0.75%     0.75%
12b-1 Plan Fees                    0.24%     1.00%     1.00%
Other Expenses                     0.44%     0.44%     0.53%
Total Fund Operating Expenses      1.43%     2.19%     2.28%

     The numbers in the above chart are based on the Fund's expenses in its fiscal year ended September 30, 1996. These amounts are shown as a percentage of the average net assets of each of those classes of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service plan fees. For Class B and Class C shares the 12b-1 Distribution Plan Fees are service plan fees and asset based sales charges. The service plan fee for each class is a maximum of 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares" below.

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered before October 2, 1995. Therefore, the Annual Fund Operating Expenses for Class C shares are based on amounts that would have been payable in that period assuming that Class C shares were outstanding during the entire fiscal year. These plans are described in greater detail in "How to Buy Shares."

       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year    3 years   5 years   10 years*
Class A Shares      $61       $91       $122      $211
Class B Shares      $72       $99       $137      $215
Class C Shares      $33       $71       $122      $262

     If you did not redeem your investment, it would incur the following expenses:

Class A Shares      $61       $91       $122      $211
Class B Shares      $22       $69       $117      $215
Class C Shares      $23       $71       $122      $262


* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class
A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

        What Are The Fund's Investment Objectives? The Fund's primary investment objective is to seek current income. The Fund's secondary investment objective is to seek capital appreciation.

        What Does the Fund Invest In? To seek current income, the Fund primarily invests in three types of securities, or "sectors" of the market: (i) U.S. Government Securities, (ii) foreign debt securities, including emerging market debt securities, and (iii) domestic debt securities, including lower-rated, high yield securities commonly called "junk bonds." While all securities investments entail risks, foreign securities and junk bonds have special risks, described in more detail in "Investment Objectives and Policies." To seek its secondary objective, the Fund normally will invest in domestic common stocks that the Manager believes have growth potential. The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objectives and Policies" starting on page __.

        Who Manages the Fund? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios currently having over $62 billion in assets as of December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has three portfolio managers, employed by the Manager, who are primarily responsible for the selection of the Fund's securities:
Robert C. Doll, Jr., Arthur P. Steinmetz and David P. Negri. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio managers. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

        How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the Oppenheimer funds spectrum, the Fund is generally considered moderately aggressive, more risky than investment grade bond funds, because it may hold high yield securities and may invest for capital appreciation in common stocks. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

        How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

        Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about which class may be appropriate for you.

        How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page ___.

        How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yield and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages ___ and ___. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1996, is included in the Statement of Additional Information.



                                       CLASS A
                                       --------------------------------------------


                                       YEAR ENDED SEPTEMBER 30,
                                       1996     1995     1994     1993    1992(3)
=====================================================================
==============
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $5.36    $4.92    $5.26    $5.03     $5.00
-----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                    .32      .32      .21      .22       .07(4)
Net realized and unrealized
gain (loss)                              .54      .44     (.23)     .22       .02
                                       -----    -----    -----    -----     -----
Total income (loss) from
investment operations                    .86      .76     (.02)     .44       .09
-----------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                  (.34)    (.32)    (.21)    (.20)     (.06)
Dividends in excess of net
investment income                         --       --     (.01)      --        --
Distributions from net realized gain      --       --       --     (.01)       --
Distributions in excess of net
realized gain                             --       --     (.10)      --        --
                                       -----    -----    -----    -----     -----
Total dividends and distributions
to shareholders                         (.34)    (.32)    (.32)    (.21)     (.06)
-----------------------------------------------------------------------------------
Net asset value, end of period         $5.88    $5.36    $4.92    $5.26     $5.03
                                       =====    =====    =====    =====     =====

=====================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)    16.53%   16.09%   (0.23)%   8.84%     1.74%


=====================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $46,747  $40,977  $42,733  $55,291  $48,3973
-----------------------------------------------------------------------------------
Average net assets (in thousands)    $43,764  $40,799  $48,360  $59,209  $30,2643
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   5.75%    6.37%    4.56%    4.33%     4.59%(6)
Expenses                                1.43%    1.35%    1.43%    1.36%     1.46%(4)(6)
-----------------------------------------------------------------------------------
Portfolio turnover rate(7)             147.3%   114.0%    80.0%   122.4%     25.8%
Average brokerage
commission rate(8)                   $0.0595       --       --       --        --

                                                 CLASS B                                      CLASS C
                                                 -------------------------------------------  --------
                                                                                              PERIOD
                                                                                              ENDED
                                                 YEAR ENDED SEPTEMBER 30,                     SEPT. 30,
                                                 1996            1995       1994      1993(2) 1996(1)
=====================================================================
===============================

PER SHARE OPERATING DATA:
Net asset value, beginning of period            $5.35            $4.91     $5.26      $5.10    $5.36

----------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                             .29              .28       .19        .14      .28
Net realized and unrealized
gain (loss)                                       .53              .44      (.25)       .16      .49
                                                -----            -----     -----      -----    -----
Total income (loss) from
investment operations                             .82              .72      (.06)       .30      .77
----------------------------------------------------------------------------------------------------

Dividends and distributions to
shareholders:
Dividends from net investment
income                                           (.30)            (.28)     (.18)      (.13)    (.27)
Dividends in excess of net
investment income                                  --               --      (.01)        --       --
Distributions from net realized gain               --               --        --       (.01)      --
Distributions in excess of net
realized gain                                      --               --      (.10)        --       --
                                                -----            -----     -----      -----    -----
Total dividends and distributions
to shareholders                                  (.30)            (.28)     (.29)      (.14)    (.27)
----------------------------------------------------------------------------------------------------

Net asset value, end of period                  $5.87            $5.35     $4.91      $5.26    $5.86
                                                =====            =====     =====      =====    =====
=====================================================================
===============================

TOTAL RETURN, AT NET ASSET VALUE(5)             15.69%           15.26%    (1.17)%     5.86%
 15.18%
=====================================================================
===============================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $28,93          $19,885   $16,053    $12,386   $1,106

----------------------------------------------------------------------------------------------------

Average net assets (in thousands)              $24,26          $17,316   $14,986    $ 7,541   $  400


----------------------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                            4.94%            5.61%     3.86%      3.32%(6) 4.58%(6)


Expenses                                         2.19%            2.10%     2.17%      2.21%(6) 2.28%(6)
----------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                      147.3            114.0%     80.0%     122.4%   147.3%


Average brokerage
commission rate(8)                            $0.0595               --        --         --  $0.0595


        1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
        2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
        3. For the period from June 1, 1992 (commencement of operations) to September 30, 1992.
        4. Net investment income would have been $.07 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
        5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
        6. Annualized.
        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $106,528,444 and $95,769,996, respectively.
        8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

Investment Objectives and Policies

Objectives. The Fund has primary and secondary investment objectives. First, the Fund invests its assets to try to provide current income. As a secondary objective, the Fund seeks capital appreciation.

Investment Policies and Strategies. The Fund intends to seek its primary investment objective of current income principally by investing in securities in three sectors of the investment market:
(1) U.S. Government Securities, (2) foreign debt securities, including lower-rated, high yield foreign securities that have special risks, and (3) domestic debt securities, including lower-rated, high yield, high risk bonds. The Fund intends to seek its secondary investment objective of capital appreciation principally by investing in domestic equity securities.

     The term "equity security" generally refers to a security, such as a common stock, which represents an ownership interest in the company issuing the security. The term "debt security" refers to a wide variety of different types of securities that, in general terms, represent a loan of money to the issuer, which promises to pay back the amount loaned (the "principal") plus interest, which may be at a fixed-rate or a variable rate. Debt securities are sometimes generally referred to as "fixed-income" securities.

     Under normal circumstances, the Fund will invest at least some of its assets in each of the four sectors described above. There is no specific percentage of its assets that must be invested in any one or more of these sectors at any time. However, from time to time the Fund may invest up to 100% of its total assets in any one sector, other than in domestic equity securities if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Because that means the Fund could invest all of its assets in lower-rated securities, an investment in the Fund may be considered to be speculative. There can be no assurance that the Fund will achieve its objectives.

     The amount of income the Fund earns and distributes to shareholders will fluctuate over time as the Fund shifts its assets among these sectors. Also, from time to time the Fund may shift its emphasis on debt securities having a particular maturity, whether long, short or intermediate.

     When investing the Fund's assets, the Manager considers many factors, including the financial condition of particular companies it is considering investing in as well as general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign debt securities and stock markets. In evaluating the potential for income from particular securities, the Manager examines many factors, such as the consistency of the company's earnings, the industry group the company is in (and the prospects for that industry in the overall economy), how well the company is managed, and the size of the company's capitalization.

     The Manager may use different approaches at different times to determine how to allocate the Fund's assets between the three debt securities sectors to seek income and the domestic equity sector to seek capital growth. The Manager determines that allocation periodically, in the following manner. First, the Manager establishes a target level of current income to seek from the Fund's portfolio investments. That target may use, as a point of reference, a measure of current interest rates, such as the interest rate then being paid on 3-month U.S. Treasury bills. Second, the Manager estimates what proportion of the Fund's assets are to be allocated to the debt securities sectors to seek that level of current income. Third, the remainder of the Fund's assets that are not allocated to debt securities are allocated to the domestic equity sector to attempt to achieve capital appreciation.

     The Manager intends to determine this allocation monthly (although the frequency of the determination may vary) and to utilize the 3-month Treasury bill rate as the benchmark measure of current interest rates to target desired portfolio income, although a different measure may be adopted. Since the Fund's objective of capital appreciation is secondary to its objective of current income, there may be periods in which relatively little or none of the Fund's assets are invested in equity securities.

     Under this asset allocation approach, the proportion of the Fund's assets allocated to the different debt securities sectors and to the domestic equity sector will vary from time to time. The allocation will depend on the level of current portfolio income targeted by the Manager, the Manager's estimates of earnings available from the fixed income sectors, and other factors. In general, if the Manager's estimate of projected earnings available from the fixed income sectors exceeds the targeted level of current portfolio income, a greater percentage of the Fund's assets will be available to allocate to the domestic equity sector.

     The Manager may vary, revise or discontinue this asset allocation approach or adopt a different approach. The use of this approach is not an objective or fundamental investment policy of the Fund, but merely illustrates the investment selection and allocation techniques the Manager currently intends to employ in seeking the Fund's objectives and in implementing the Fund's investment policies. There can be no assurance that any asset allocation approach will be successful in providing the Fund or its shareholders a particular amount of current income or achieving particular investment results. The Fund's expenses will reduce the amount of any income the Fund earns that is available for distribution to shareholders, whether or not the targeted income level sought by the Manager is achieved. Investors are cautioned that the Fund is designed for the long-term investor and should not be considered as a short-term investment vehicle.

     The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio managers may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

        Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional
Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.



        Investments in Bonds and Convertible Securities. The Fund may invest in a variety of different types of income-producing securities to help seek its primary objective of current income.

     When investing in convertible securities, the Manager looks to the conversion feature and treats the securities as "equity securities." The Fund can buy unrated securities, and when doing so, the Manager will determine in its judgement whether unrated securities are of comparable quality to securities rated by rating organizations.

       Board-Approved Instruments. The Fund may invest in other investments in any of the three debt securities sectors (including new investments that may be developed in the future) that the Fund's Board of Trustees (or the Manager, under guidelines established by the Board) determines are consistent with the Fund's investment objectives and investment policies.

        Certain Types of Securities Are in More Than One Sector.
The types of securities described below may be included in two or more of the three debt securities sectors the Fund invests in.

        Bank Obligations. The Fund may invest in certain kinds of bank obligations, which may fall within the domestic or foreign debt securities sectors. Generally, these are debt obligations that have a maturity of one year or less, and include: certificates of deposit, bankers' acceptances, time deposits, and letters of credit if they are payable in the United States or London, England. Those letters of credit must be issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion and which the Manager has determined to be creditworthy, considering, among other factors, any ratings assigned to the securities by one or more "nationally-recognized statistical rating organizations" as that term is defined in Rule 2a-7 under the Investment Company Act.

        Commercial Paper. The Fund may invest in foreign or domestic commercial paper, which in general terms is short-term corporate debt. If rated, it must be rated at least "A-3" by Standard & Poor's or at least "Prime-3" by Moody's. If not rated, it must be issued by a corporation having an already-issued debt security rated at least "BBB" by Standard & Poor's or "Baa" by Moody's or rated similarly by another nationally recognized statistical rating organization. The Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes, described in the Statement of Additional Information.

        Mortgage-Backed Securities and CMOs. The Fund may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government Securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and these are part of the Fund's domestic debt securities investments.

     CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of the Fund.

     The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, and private mortgage insurance companies) may be supported by insurance or guarantees, such as letters of credit issued by governmental entities, private insurers or the private issuer of the mortgage pool. There can be no assurance that private insurers or private issuers will be able to meet their obligations.

     The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments are also subject to increased volatility in price due to interest rate changes and have the additional risk that the securities will be less liquid during demand or supply imbalances.

     The Fund may also enter into "forward roll" transactions with mortgage-backed securities. In this investment strategy, the Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing by the Fund (which is a technique explained in "Special Investment Methods - Borrowing," below). The Fund would be required to identify liquid assets to its custodian bank in an amount equal to its obligation under the roll; that amount is subject to the limitation on borrowing described in "Borrowing" below. The main investment risk of this strategy is the risk of default by the counterparty.

        Participation Interests. This type of security may include securities in the domestic and foreign debt securities sectors.
The Fund may acquire participation interests in loans that are made to U.S. or foreign companies. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and repay the principal. The Manager has set creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Borrowers may have difficulty making payments. Under the Fund's standard for creditworthiness, some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be considered to be acceptable credit risks. If a borrower fails to make scheduled interest or principal payments, the value of the Fund's participation in that loan could decline, and the Fund could experience a decline in the net asset value of its shares. Participation interests are subject to the Fund's limitations on investments in illiquid securities, described in "Illiquid and Restricted Securities", below.

        Zero Coupon Securities. The Fund may invest in zero coupon securities issued either by foreign banks, foreign companies and domestic private issuers or by the U.S. Treasury, and which therefore may be in all three debt sectors. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.

     Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their interest coupons and receipts. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value, and does not pay current cash income. It will be subject to greater fluctuations in market value in response to changing interest rates than other debt obligations that have comparable maturities and which make current distributions of interest. While the Fund does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities.

        Domestic Debt Securities. The Fund may invest in debt securities issued by U.S. companies in any type of industry. Domestic debt securities may be denominated in U.S. dollars or in non-U.S. currencies. The Fund is not required to limit those investments to issuers having a particular size capitalization, although it is expected that most will have total assets in excess of $100 million. These investments may include debt obligations such as bonds, debentures (unsecured bonds) and notes (including variable and floating rate instruments described in "Investment Objectives and Policies" in the Statement of Additional Information), as well as the other investments discussed below. These investments may also include sinking fund and callable bonds.

        Municipal Securities. The Fund may invest in municipal securities. These are debt obligations issued by or on behalf of states, the District of Columbia, or any commonwealths, territories or possessions of the United States. They also include securities issued by their political subdivisions, agencies, instrumentalities or authorities. The Fund will invest in these securities if the Manager believes the interest income opportunities are favorable compared to other debt securities, but not to seek income exempt from income taxes.

        Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities may present an additional risk, for example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

       U.S. Government Securities. The Fund's investment in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as "U.S. Government Securities." Because U.S. Government Securities are considered among the most creditworthy investments, their yields are generally lower than the yields available from corporate debt securities. Additionally, the values of U.S. Government Securities are subject to changes in prevailing domestic interest rates, as described below in "Interest Rate Risks."

     U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (these securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes"). Some of the other U.S. Government Securities in which the Fund may invest are zero coupon U.S. Treasury securities and mortgage-backed securities.

       Foreign Debt Securities. When investing in the foreign sector for the portfolio, the Fund may include debt obligations of the types identified in "Domestic Debt Securities," above. These foreign securities may be denominated in U.S. dollars or in non-U.S. currencies. They may be issued or guaranteed by foreign corporations, supranational entities (such as the World Bank) and foreign governments. Foreign government securities also include debt securities issued by political subdivisions of foreign governments that have taxing authority or by their agencies or instrumentalities.

     The Fund may also invest in emerging market debt securities. Emerging market countries generally (i) have no market for longer-term debt securities denominated in its local currency; (ii) borrow money in currencies other than its local currency; (iii) lack a developed yield curve for their local currencies; and (iv) with the exception of Mexico, are not members of the Organization for Economic Cooperation and Development.

     No more than 25% of the Fund's total assets will be invested in government securities of any one foreign country or in debt securities issued by companies organized under the laws of any one foreign country. The foreign securities sector also may include debt obligations issued by U.S. corporations denominated in non-U.S. currencies. This sector also includes debt obligations known as "Brady Bonds." Brady Bonds are issued to exchange existing commercial bank loans to foreign governments for new obligations that are usually collateralized by zero coupon U.S. Treasury securities that have the same maturity as the debt obligation.

        Domestic Equity Securities. When investing for the Fund's secondary objective of capital appreciation, it may buy equity securities of domestic corporations in any industry. The Fund's equity investments are not limited to companies of a particular size, although it is currently expected that most will have assets in excess of $100 million.

     These investments may include common stocks, preferred stocks, convertible securities and warrants. In selecting stocks, the Fund will emphasize issues listed on a U.S. securities exchange or quoted on the automatic quotation system of the National
Association of Securities Dealers, Inc. ("NASDAQ").

      Investments in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies, but as a matter of fundamental policy, purchases of investments in companies that have operated less than three years (counting the operations of any predecessors) may not exceed 5% of the Fund's total assets. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to), and the prices of these securities may be volatile.

        Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund will actively use portfolio trading to try to benefit from differences in short-term yields among different issues of debt securities, to try to increase its income. In addition, the Manager trades equity securities when the Manager determines that these securities should be purchased or sold. The Fund therefore may have a greater rate of portfolio turnover than investment companies that invest on a long-term basis. As a result, the Fund's portfolio turnover rate is likely to be more than 100% per year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

     High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. See "Tax Aspects of Covered Calls and Hedging Instruments" in the Statement of Additional Information. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Investment Risks

     All investments carry risks to some degree, whether they are risks that market prices of investments may fluctuate (this is known as "market risk") or that the issuer may experience financial difficulties and default on its obligations under a fixed income investment to pay interest and principal (this is known as "credit risk"). These general investment risks and the special investment risks of certain types of investments that the Fund may purchase are described below. They affect the value of the Fund's investments, its investment performance, and the value of its shares. These risks collectively form the risk profile of the Fund.

       Interest Rate Risks. In addition to credit risk, described above, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

        Stock Investment Risks. Because the Fund can invest a portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

        Special Risks of Lower-Rated Securities. The domestic and foreign debt securities the Fund can invest in may include high risk, higher yielding "lower-grade" debt securities, commonly known as "junk bonds". There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating of "BB" or lower by Standard & Poor's Corporation ("Standard & Poor's") or "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or similar ratings by other rating organizations. "Lower-grade" debt securities the Fund may invest in also include securities that are not rated by a nationally-recognized rating organization like Standard & Poor's or Moody's, but which the Manager judges to be comparable to lower-rated securities. The Fund may invest in securities rated as low as "C" or "D" or that may be in default at time of purchase.

     As of September 30, 1996, the Fund's portfolio included corporate bonds in the following S&P rating categories, or if unrated, determined by the Manager to be comparable to the category indicated (the percentages shown are the dollar-weighted average value of the bonds in each rating category measured as a percentage of the Fund's total assets: AAA, .09%; A, .29%; BBB, 1.61%; BB, 2.87%; B, 9.87%; CCC, 1.40%; D, 0.00%. If a bond was not rated by
Standard & Poor's but was rated by Moody's, it is included in Standard & Poor's comparable category. Unrated bonds were not rated by either Moody's or Standard & Poor's. For a description of these securities ratings, please refer to the Appendix A to this Prospectus.

     The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. All corporate debt securities, whether foreign or domestic, are subject to some degree of credit risk. Additionally, during an economic downturn, high yield bonds might decline in value more than lower yielding, investment grade bonds. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Special Risks of Foreign Securities," below.

     These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. However, the Fund's use of three different debt securities sectors under normal conditions may reduce some of the effect that the risk of investing in these securities can have, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

       Special Risks of Foreign Securities. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders. See "Returns of Capital" below.

     The Fund may invest in foreign securities issued in any country, developed or underdeveloped. Securities of issuers in non-industrialized and emerging market countries generally involve more risk and may be considered highly speculative. There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

Other Investment Techniques and Strategies

     The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

        Borrowing for Leverage. The Fund may borrow money from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." Leveraging may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share, since the Fund pays interest on borrowings. Borrowing is subject to regulatory limits described in more detail in the Statement of Additional Information.

       Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities or commodity contracts, however, this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. The Fund may purchase and sell foreign currency in hedging transactions.

     Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases for "non-hedging" investment purposes to seek income or total return. In the broadest sense, exchange-traded options and futures contracts
(discussed in "Hedging," below) may be considered "derivative investments."

     The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index. Principal and/or interest payments on a commodity-linked note may depend on the performance of an index of commodity futures, or on the performance of an individual commodity such as crude oil, gasoline, natural gas, livestock, agricultural grains, or metals. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

     The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

          Derivatives may entail special risks. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities," below.

        Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contacts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

        Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are Forward Contracts), (2) financial indices such as U.S. or foreign government securities, corporate debt securities or equity indices (these are referred to as Financial Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

        Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may buy calls on (1) debt securities, (2) foreign currencies, (3) Futures, (4) broadly-based securities indices, (5) interest rate spreads, (6) equity securities, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options on debt or equity securities, foreign currency or Futures, but only if they are "covered." That means the Fund must own the security subject to the call while the call is outstanding (or own and segregate liquid assets to satisfy its obligation if the call is exercised). Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 100% of the Fund's total assets may be subject to covered calls.

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy those puts that relate to (1) debt securities, (2) Futures, (3) foreign currencies, (4) broadly-based securities indices, (5) interest rate spreads, or (6) equity securities. The Fund can buy a put on a debt security whether or not the Fund owns the particular debt security in its portfolio. The Fund may sell a put on debt securities or Futures, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

     A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments, described in "Illiquid and Restricted Securities," below.

        Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

        Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will segregate liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, in writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. The Fund attempts to limit its exposure in foreign currency exchange contracts to the amount of its assets denominated in the foreign currency, to avoid having to buy or sell foreign currency at disadvantageous prices. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. These risks are described in greater detail in the Statement of Additional Information.

        Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized.
However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. See the Statement of Additional Information for more details.

        Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

        Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

        When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

        Short Sales "Against-the-Box". As a matter of fundamental policy, the Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box." No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       purchase securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities), if (with respect to 75% of its total assets) more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities;
       concentrate 25% or more of its total assets in investments of issuers in the same industry (excluding the U.S. Government, its agencies and instrumentalities); for purposes of this limitation, utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone utilities are each considered a separate industry);
       make loans, except that it may purchase debt obligations in accordance with its investment objectives and policies, or enter into repurchase agreements, or lend portfolio securities in accordance with applicable regulations;
       buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of these investments would exceed 5% of the value of the Fund's total assets; or
       make short sales of securities or maintain a short position, unless as short sales against-the-box.

     Unless the Prospectus or the Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1992 as a Massachusetts business trust. The Fund is a diversified, open-end, management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment advisor since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

        Portfolio Managers.  The Fund has three portfolio managers:
Robert C. Doll, Jr. is an Executive Vice President of the Manager and a Senior Vice President of the Fund; Arthur P. Steinmetz is a Senior Vice President of the Manager and David P. Negri is a Vice President of the Manager and each is also a Vice President of the Fund. Since the Fund's inception in 1992, they have been principally responsible for the day-to-day management of the Fund's portfolio, with Mr. Doll selecting equity investments and Messrs. Steinmetz and Negri selecting debt securities. During the past five years, Messrs. Doll, Steinmetz and Negri have also served as officers of the Manager and as officers and portfolio managers for other Oppenheimer funds. For more information about the Fund's other officers and Trustees, see "Trustees and Officers of the Fund" in the Statement of Additional Information.

        Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.75% of average annual net assets for its Class A, Class B and Class C shares, which may be higher than the rate paid by some other mutual funds.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

       The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below under "How to Sell Shares" in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance information may be useful to help you see how well your investment has done over time and to compare it to other mutual funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns and yield represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

        Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. When total returns are shown for Class C shares, for a one-year period (or less), they reflect the effect of the contingent deferred sales charge. However, total returns may also be quoted "at net asset value," without considering the sales charge, and those returns would be less if sales charges were deducted.

        Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year, ended September 30, 1996, followed by a graphical comparison of the Fund's performance to a broad-based bond market index and a broad-based stock market index. Two market indices have been shown for comparison, because the Fund invests in both debt and equity securities. There is no single appropriate broad market index of both debt and equity investments that the Manager believes to be appropriate to compare the Fund's performance.

        Management's Discussion of Fund Performance. During the Fund s fiscal year ended September 30, 1996, the U.S. fixed income market declined slightly as interest rates rose. To compensate for the under performance of U.S. Government bonds and mortgage backed securities, the Manager shifted the Fund s assets into emerging market bonds. Foreign government bonds, particularly those issued by the governments of Italy and Australia performed well over the past year. In addition, the Manager increased the Fund s holdings of short term money market instruments in the local currency of foreign countries. These instruments have a high current yield compared to similar maturity U.S. Government instruments and provide the Fund with the ability to move out of these investments should interest rate situations in those foreign countries deteriorate.

        Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 1996. In the case of Class A shares, performance is measured from the Fund's inception on June 1, 1992. In the case of Class B shares, performance is measured from the inception of the Class on November 30, 1992. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graph for Class A shares reflects the deduction of the 4.75% current maximum initial sales charge for Class A shares. The graph for Class B shares reflects the applicable contingent deferred sales charge that applies to redemptions of Class B shares held from 11/30/92 until 9/30/96. The graph for Class C shares reflects the applicable 1% contingent deferred sales charge for the period shown.

     The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

                       Comparison of Change in Value
                 of a $10,000 Hypothetical Investments in:
                Oppenheimer Strategic Income & Growth Fund,
        Lehman Brothers Aggregate Bond Index and the S&P 500 Index

                 [Graph] [with Class A shares of the Fund]
                 [Graph] [with Class B shares of the Fund]
                 [Graph] [with Class C shares of the Fund]

         Past performance is not predictive of future performance.

Average Annual Total Returns            Cumulative Total Return
of the Fund at 9/30/96                  of the Fund at 9/30/96

                         Life of                       Life of
A Shares  1-Year         Class(1)       C Shares       Class(3)

          11.00%         8.51%                         14.18%


B Shares  1-Year         Life of Class(2)

          10.69%         8.46%


____________________
Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
1Class A returns are shown net of the applicable 4.75% maximum initial sales charge. The inception date of the Fund (Class A shares) was 6/1/92.
2Class B shares of the Fund were first publicly offered on 11/30/92. Returns are shown net of the applicable 5% and 2% contingent deferred sales charge, respectively, for the 1-year period and the Life of Class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. 3Class C shares of the Fund were first publicly offered on 10/2/95. The Life of Class return is shown net of the applicable 2% contingent deferred sales charge.
Past performance is not predicative of future performance.
Graphs may not be drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

        Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C
Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

        How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

        Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more or $1 million or more of Class B or Class C shares, respectively, from a single investor.

        Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

        Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

        How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

        Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

        Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds or transmit dividends and distributions to your bank account.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

        At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price is the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and paid to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

_________________________________________________________________
                    Front-End           Front-End
                    Sales Charge   Sales Charge
                    as             as             Commission as
                    Percentage of  Percentage of  Percentage
Amount of Purchase  Offering Price Amount Invested     of Offering Price
______________________________________________________________________________

Less than $50,000        4.75%               4.98%               4.00%

$50,000 or more but
less than $100,000  4.50%               4.71%               3.75%

$100,000 or more but
less than $250,000  3.50%               3.63%               2.75%

$250,000 or more but
less than $500,000  2.50%               2.56%               2.00%

$500,000 or more but
less than $1 million     2.00%               2.04%               1.60%
______________________________________________________________________________
The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

        Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

       Purchases aggregating $1 million or more;

       Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more;

       Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans") that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

        Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

        Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

        Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


        Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;
       present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       employees and registered representatives (and their spouses and minor children) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's or registered representative's spouse or minor children);
       dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their broker, dealer or advisor for the purchase or sale of Fund shares);
       directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
       any unit investment trust that has entered into an appropriate agreement with the Distributor;
        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
       qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence, by December 31, 1996.

      Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares), shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor, shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver, or purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

       if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month ( and no further commission will be payable if the shares are redeemed within 18 months of purchase);

       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

        Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net asset value of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net asset value of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                   Contingent Deferred Sales Charge
Years Since Beginning of Month In       on Redemptions in that Year
Which Purchase Order Was Accepted       (As % of Amount Subject to Charge)

0 - 1                                   5.0%
1 - 2                                   4.0%
2 - 3                                   3.0%
3 - 4                                   3.0%
4 - 5                                   2.0%
5 - 6                                   1.0%
6 and following                         None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

        Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class
B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs of distributing and selling Class B shares.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments, retained by the Distributor during the first year Class C shares are outstanding, are at a fixed rate that is not related to the Distributor's expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $1,292,158 (equal to 4.47% of the Fund's net assets represented by Class B shares on September 30, 1996), which has been carried over into the present Plan year. At September 30, 1996, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $35,790, (equal to 3.25% of the Fund's net assets represented by Class C shares on September 30, 1996), which has been carried over into the next Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are discussed in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

        distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

        redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

        returns of excess contributions to Retirement Plans;

        distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually measured from the date the Transfer Agent receives the request;

        shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

        distributions from OppenheimerFunds prototype 401(k) plans
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

        shares sold to the Manager or its affiliates;


        shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

        shares issued in plans of reorganization to which the Fund is a party.

 Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchasing shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

        Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

        Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

        Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

        Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of the same class of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

        Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) Prototype Retirement Plans for businesses.

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        Retirement Accounts. To sell shares in an Oppenheimer funds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       You wish to redeem more than $50,000 worth of shares and receive a check
       The redemption check is not payable to all shareholders listed on the account statement
       The redemption check is not sent to the address of record on your account statement
       Shares are being transferred to a Fund account with a different owner or name
       Shares are redeemed by someone other than the owners (such as an Executor)

        Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

       Your name
       The Fund's name
       Your Fund account number (from your account statement)
       The dollar amount or number of shares to be redeemed
       Any special payment instructions
       Any share certificates for the shares you are selling
       The signatures of all registered owners exactly as the account is registered, and
       Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
requests by mail to:               requests to:
OppenheimerFunds Services          OppenheimerFunds Services
P.O. Box 5270                      10200 E. Girard Avenue
Denver, Colorado 80217             Building D
                                   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your request must be received by the Transfer Agent or its agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        To redeem shares through a service representative, call 1-
800-852-8457.
        To redeem shares automatically on PhoneLink, call 1-800-
533-3310.

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

        Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        Shares of the fund selected for exchange must be available for sale in your state of residence;
        The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;
        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day;
        You must meet the minimum purchase requirements for the fund you purchase by exchange; and
        Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

        Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

        Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:

        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

        Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

        Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

        The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

        The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

        Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

        "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

        The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

        To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on or about the first Tuesday of the following month, but the Board of Trustees can change that date. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

     During the Fund's fiscal year ended September 30, 1996, the Fund attempted to pay dividends on its Class A shares at a targeted level above 3-month Treasury bill rates, to the extent that was consistent with the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the targeted level can change and the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a targeted level required the Manager to monitor the Fund's income stream from its investments compared to Treasury bill rates and at times to select higher yielding securities (appropriate to the Fund's investment objectives and restrictions) to try to earn income at the targeted level. This practice did not affect the net asset values of any class of shares. There is no targeted dividend level for Class B or Class C shares. There is no fixed dividend rate and there can be no assurance as to payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
        Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
        Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
        Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

        "Buying a Dividend": When the Fund makes a capital distribution, its share price is reduced by the amount of the distribution. If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a capital gain.

        Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Appendix A: Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

     Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

     A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

     C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

     A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

     BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

     BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

                                APPENDIX B

      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds


     The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

  Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                      Front-End      Front-End
                      Sales          Sales          Commission
                      Charge         Charge         as
                      as a           as a           Percentage
Number of                  Percentage          Percentage          of
Eligible Employees         of Offering         of Amount      Offering
or Members                 Price               Invested       Price

9 or fewer                 2.50%               2.56%               2.00%

At least 10 but not
 more than 49              2.00%               2.04%               1.60%

 For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

 Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 millon or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

    Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. This contingent deferred sales charge rate also applies to shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

    Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

   Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

   Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

    Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

   Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

   Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

    Waivers for Redemptions of Shares Purchased Prior to March
6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

    Waivers for Redemptions of Shares Purchased on or After
March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                        APPENDIX TO PROSPECTUS OF
                OPPENHEIMER STRATEGIC INCOME & GROWTH FUND



 Graphic material included in Prospectus of Oppenheimer
Strategic Income & Growth Fund: "Comparison of Total Return of
Oppenheimer Strategic Income & Growth Fund with The Lehman Brothers Aggregate Bond Index and The Standard & Poor's 500 Index - Change in Value of $10,000 Hypothetical Investments"

Linear graphs will be included in the Prospectus of Oppenheimer Strategic Income & Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund during each of the Fund's fiscal periods since the commencement of the Fund's operations (June 1, 1992) and comparing such values with the same investments over the same time periods with The Lehman Aggregate Bond Index and The Standard & Poors 500 Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Aggregate Bond Index and The Standard & Poor's 500 Index, is set forth in the Prospectus under "Performance of the Fund--How Has the Fund Performed?"

    Oppenheimer  Lehman Brothers
    Fiscal Year  Strategic Income Aggregate
    (Period) Ended                & Growth Fund A  Bond Index     S&P 500 Index

    06/01/92     $9,525           $10,000          $10,000
    09/30/92     $9,659           $10,573          $10,162
    09/30/93     $10,522          $11,628          $11,480
    09/30/94     $10,485          $11,253          $11,902
    09/30/95     $12,167          $12,835          $15,438
    09/30/96     $14,242          $13,464          $18,575

                 Oppenheimer      Lehman Brothers
    Fiscal Year  Strategic Income Aggregate
    (Period) Ended                & Growth Fund B  Bond Index     S&P 500 Index

    11/30/92     $10,000          $10,000          $10,000
    09/30/93     $10,586          $11,143          $10,888
    09/30/94     $10,465          $10,784          $11,289
    09/30/95     $12,061          $12,300          $14,643
    09/30/96     $13,653          $12,903          $17,618

                 Oppenheimer      Lehman Brothers
    Fiscal Year  Strategic Income Aggregate
    (Period) Ended                & Growth Fund C  Bond Index     S&P 500 Index

    10/02/95     $10,000          $10,000          $10,000
    09/30/96     $11,418          $10,490          $12,032

Oppenheimer Strategic Income & Growth Fund
6803 South Tucson Way
Englewood, Colorado  80012
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR275.001.0197N* Printed on Recycled Paper

Oppenheimer Strategic Income & Growth Fund

6803 South Tucson Way, Englewood, Colorado  80012
1-800-525-7048

Statement of Additional Information dated January 15, 1997

    This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 15, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS

                                                                      Page
About the Fund
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .2
     Investment Policies and Strategies. . . . . . . . . . . . . . . . . .2
     Other Investment Techniques and Strategies. . . . . . . . . . . . . 11
     Other Investment Restrictions . . . . . . . . . . . . . . . . . . . 23
How the Fund is Managed. . . . . . . . . . . . . . . . . . . . . . . . . 24
     Organization and History. . . . . . . . . . . . . . . . . . . . . . 24
     Trustees and Officers of the Fund . . . . . . . . . . . . . . . . . 25
     The Manager and Its Affiliates. . . . . . . . . . . . . . . . . . . 30
Brokerage Policies of the Fund . . . . . . . . . . . . . . . . . . . . . 31
Performance of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . 33
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . . . 37
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
How To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . 51
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . . . . . . . 53
Additional Information About the Fund. . . . . . . . . . . . . . . . . . 54
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . 55
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Appendix A:  Corporate Industry Classifications. . . . . . . . . . . . .A-1

ABOUT THE FUND

Investment Objectives and Policies

   Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objectives. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

   In selecting securities for the Fund's portfolio, the Fund's investment adviser, OppenheimerFunds, Inc. (referred to as the "Manager"), evaluates the investment merits of fixed-income and domestic equity securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historical and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

      Investment Risks. All fixed-income securities are subject to one or more types of risks: credit risk, interest rate risk, or foreign exchange risk (these are in addition to other investment risks that may affect a particular security). Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values. Foreign exchange risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

      Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund will principally invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's or other nationally recognized statistical rating organizations. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

   Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities,
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

      Fixed-Income Securities of U.S. Companies. The Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities, participation interests, commercial paper and zero coupon securities) and preferred stock (to the extent a fixed coupon or a stated dividend rate is paid).

      Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Restricted and Illiquid Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

      Preferred Stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      Asset-Backed Securities. These securities, issued by trusts and special purpose entities, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

      Zero Coupon Corporate Securities. The Fund may invest in zero coupon securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such corporate zero coupon securities, in addition to the risks identified below under "Zero Coupon U.S. Government Securities," are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

      Mortgage-Backed Securities. Mortgage-backed securities may be issued by private issuers such as commercial banks, savings and loan associations, mortgage insurance companies and other secondary market issuers that create pass-through pools of conventional residential mortgage loans and on commercial mortgage loans. They may be the originators of the underlying loans as well as the guarantors of the mortgage-backed securities. There are no direct or indirect government guarantees of payments on these pools. However, timely payment of interest and principal of these pools is generally supported by various forms of insurance or guarantees. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. The insurance available, the guarantees, and the creditworthiness of the issuers will be evaluated by the Manager to determine whether a particular mortgage-backed security of this type meets the Fund's investment standards. There can be no assurance that the private insurers and guarantors can meet their obligations under the policies. Securities issued by certain private poolers may not be readily marketable, and will be treated as illiquid securities subject to the Fund's limitations on investments in such securities.

     Commercial Paper. The Fund's commercial paper investments, in addition to those described in the Prospectus, include the following:

   Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes may be subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

   Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

     Zero Coupon U.S. Government Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and while there is no opportunity to reinvest periodic interest payments in securities having higher rates, there is no risk of having to reinvest such interest payments in securities having lower rates.

   Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In any case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

      Portfolio Turnover. To the extent that increased portfolio turnover results in gains from sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") may be affected. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

     Municipal Securities. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.) The Fund may invest in Municipal Securities of both classifications.

      Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

   Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Restricted and Illiquid Securities."

   Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

      U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities, mortgage-backed securities and money market instruments.

      Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

   The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

   Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease, as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par or at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

   The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "I/O" class), while the other class will receive all of the principal (the "principal-only" or "P/O" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the I/O security. Conversely, a decrease in principal payments or prepayments will reduce the value of a P/O class. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

   Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

      GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

   The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

      FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include:
(i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to identify liquid securities to its Custodian in an amount equal to its obligation under the roll.

      Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

      Foreign Debt Securities. As noted in the Prospectus, the Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies.
The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Fixed-Income Securities of U.S. Companies," above.

   The percentage of the Fund's assets that will be allocated to foreign fixed-income securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries, sovereign credit risk and the relationship of such countries' currency to the U.S. dollar. The Manager will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

   Securities of foreign issuers that are represented by American Depository Receipts, or that are listed on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

   The Fund may invest in U.S. dollar-denominated, collateralized "Brady Bonds". These debt obligations of foreign entities may be fixed-rate par bonds or floating- rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.
The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

      Risks of Foreign Securities. Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

   Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

   The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

   Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

      Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities due to limited trading markets; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

      Domestic Equity Securities. Information about some of the types of domestic equity securities the Fund may invest in is provided below.

      Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      Warrants and Rights. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


Other Investment Techniques and Strategies

      Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may:
(i) sell Futures, (ii) buy puts on such Futures or securities,
(iii) write calls on securities held by it or on Futures or (iv) purchase Futures to hedge the value of certain assets whose values decline as interest rates decline. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Covered calls and puts may also be written on debt and equity securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) buy puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a higher or lower rate than the spot ("cash") rate.

   The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, legally permissible and adequately disclosed.

      Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

   To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

   The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put is similar to the Fund writing a covered call because the Fund must own the assets subject to the call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium.
If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

   When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will identify to its Custodian liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

   The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

   When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

   Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

   Puts and calls on broadly-based indices or Financial Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a calls on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

   An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put or call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

   A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, liquid securities in an amount not less than the value of the underlying currency in U.S. dollars marked-to market daily.

      Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. Interest Rate Futures obligate one party to deliver and the other party to take a specific debt security, respectively, at a specified price on a specified date. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions.
As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Financial Futures. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

   Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

   The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   The Fund may also enter into a Forward Contract to sell a foreign currency other than that in which the underlying security is denominated. This is done in the expectation that there is a significant correlation between the foreign currency of the Forward Contract and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." A cross hedge may be established with the U.S. dollar as the base currency or with another currency closely correlated with the U.S. dollar as the base currency.

   The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

   The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

   The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or a closely-correlated currency, provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

   The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot
(i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

   At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

   The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.
The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

   A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

   When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

   The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of a Rule adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

   Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions which apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

   Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

   Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

   Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

   Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

   The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

   If the Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

      Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in U.S. government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Small, Unseasoned Companies. As a matter of fundamental policy, the Fund may invest up to 5% of its total assets in securities of small, unseasoned companies that have been in operation for less than three years, even after including the operations of any of their predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants
to) and the prices of these securities may be volatile.

      Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" and certain other transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

      Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund will bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

   The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers, including securities purchased and sold pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular security, the Fund's holding of that security may be deemed to be illiquid.

      When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery, or to securities to be delivered at a later date. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally not more than 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with, or identify liquid assets to, its Custodian, at least equal to the value of purchase commitments until payment is made.

   The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

   To the extent the Fund engages in when-issued and delayed delivery transactions, it will generally do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. The Fund enters into such transactions with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

   When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     Short Sales "Against-the-Box." In this type of short sale, while the short position is open, the Fund must own an equal amount of securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in-the-box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

   The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental
policies.   Fundamental policies and the Fund's investment
objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

   Under these additional restrictions, the Fund cannot:

      buy or sell real estate, or commodities or commodity contracts including futures contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell any of the Hedging Instruments which it may use as approved by the Fund's Board of Trustees, whether or not such Hedging Instrument is considered to be a commodity or commodity contract;

      buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;

      underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

      buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      invest in oil, gas, or other mineral exploration or development programs; or

      buy the securities of any company for the purpose of exercising management control, except in connection with a merger, consolidation, reorganization or acquisition of assets.

   For purposes of the Fund's policy not to concentrate described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or as otherwise provided in the Fund's Declaration of Trust.
Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under
Section 16(c) of the Investment Company Act.

   Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular class vote separately on proposals which affect that class, and shareholders of a class which is not affected by that matter are not entitled to vote on the proposal. Shareholders of a class vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

   The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares provided that the proportionate beneficial interest of a shareholder in the Fund is not changed. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

   The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Trust's Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Municipal Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Variable Account Funds, and Oppenheimer Integrity Funds; as well as the following "Centennial Funds": Centennial America Fund, L.P., Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds (in addition, Mr. Fossel is not a trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P.). All of the Fund's officers except Messrs. Steinmetz, Doll and Negri are officers of the Denver-based Oppenheimer funds. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of December 31, 1996, the Trustees and officers of the Fund as a group owned less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two officers of the Fund, Bridget A. Macaskill and Andrew J. Donohue, are trustees), other than the shares beneficially owned under that plan by officers of the Fund listed above.

 Robert G. Avis, Trustee;* Age 65
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and
A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 66
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the
National Aeronautics and Space Administration.


________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Sam Freedman, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive and Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corporation and a director of OppenheimerFunds, Inc.

Jon S. Fossel, Trustee;* Age 54
Box 44-Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

Raymond J. Kalinowski, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company); formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 75
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age 81
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting
Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman, Chief Executive Officer and Trustee;* Age
63
6803 South Tucson Way, Englewood, Colorado 80012
Vice Chairman of the Manager; formerly President and a Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); a director of the Manager and Chairman of the Board of SSI.


________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


Bridget A. Macaskill, President and Trustee;* Age 48
President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView") (a subsidiary of the Manager); Chairman and a Director of SSI and SFSI, President and a Director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly Executive Vice President of the Manager.

Andrew J. Donohue, Vice President and Secretary; Age 46
Executive Vice President and General Counsel of OppenheimerFunds, Inc. (the "Manager") and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in, Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Assistant Secretary and Treasurer;
Age 60
6803 South Tucson Way, Englewood, Colorado 80012
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

Arthur P. Steinmetz, Vice President and Portfolio Manager; Age 38
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other
Oppenheimer funds.

David P. Negri, Vice President and Portfolio Manager; Age 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds.

Robert C. Doll, Jr., Vice President and Portfolio Manager; Age 42
Executive Vice President and Director of the Manager; Executive VP of HarbourView; Vice President and a director of OAC; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


Robert J. Bishop, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80012
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood, Colorado 80012
Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

      Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fees from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Trustees of the Fund received the compensation shown below from the Fund. Mr. Freedman became a trustee June 27, 1996, and received no compensation from the Fund before that date. The compensation from the Fund was paid during its fiscal year ended September 30, 1996. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996.

                                             Total Compensation
                         Aggregate                From All
                         Compensation        Denver-based
Name and Position             from Fund           Oppenheimer funds1

Robert G. Avis,               $333                $58,003
  Trustee

William A. Baker,             $457                $79,715
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.,          $429                $74,717
  Audit and Review
 Committee Member
  and Trustee

Raymond J. Kalinowski,        $426                $74,173
  Risk Management Oversight
  Committee Member and Trustee

C. Howard Kast,               $426                $74,173
  Risk Management Oversight
  Committee Member and Trustee

Robert M. Kirchner,           $429                $74,717
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel,                 $333                $58,003
  Trustee

Sam Freedman,            $169                $29,502
  Trustee

______________________
1For the 1996 calendar year during which the Denver-based Oppenheimer funds listed in the first paragraph of this section, including Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by other Oppenheimer funds). Panorama Series Fund, Inc. became a Denver-based Oppenheimer fund in June of 1996.

        Major Shareholders. As of December 31, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares, except (i) Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484, which was the record owner of 60,795.000 Class C shares (equal to 19.80% of the Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Ms. Macaskill and Mr. Swain) serve as Trustees of the Fund.

The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended September 30, 1994, 1995, and 1996, the management fees paid by the Fund to the Manager were $425,265, $435,814 and $513,195, respectively.

     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

        The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended September 30, 1994, 1995 and 1996, the aggregate amounts of sales charges on sales of the Fund's Class A shares were $231,950, $126,096 and $277,077, respectively, of which the Distributor and an affiliated broker retained $73,286, $39,054 and $91,918 in those respective periods. During the Fund's fiscal year ended September 30, 1996, the contingent deferred sales charges on the Fund's Class B shares totalled $79,826, all of which the Distributor retained. During the Fund's fiscal year ended September 30, 1996, contingent deferred sales charges collected on the Fund's Class C shares totalled $929, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

        The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions.
In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with interest and policies of the Fund as established by its Board of Trustees.

     Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those that would apply to direct purchases and sales of portfolio securities.

     Most purchases of money market instruments and debt (including foreign debt) obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information to the Board of Trustees as to the commissions paid to brokers furnishing such services together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended September 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund were $44,137, $32,068 and $70,889, respectively. During the fiscal year ended September 30, 1996, $47,790 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $38,402,460. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        Standardized Yields.

        Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds
(other than money market funds) that quote yields:

                                 (a-b)    6
          Standardized Yield = 2 ((--- + 1)  - 1)
                                 ( cd)


     The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense
         reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.46%, 3.91% and 3.93%, respectively.

        Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

       Dividend Yield of the Class =


       Dividends of the Class
       -----------------------------------------------------
       Max. Offering Price of the Class (last day of period)

       divided by Number of days (accrual period) x 365


     The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1996, were 5.72% and 6.00% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1996 was 5.26% when calculated at net asset value. The dividend yield on Class C shares for the 30-day period ended September 30, 1996 was 5.30% when calculated at net asset value.

        Total Return Information.

        Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            1/n
       (ERV)
       (---)   -1 = Average Annual Total Return
       ( P )


        Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

       ERV - P
       ------- = Total Return
          P


     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, a 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares, at net asset value per share,
and that the investment is redeemed at the end of the period.   The
average annual total returns on an investment in Class A shares for the fiscal year ended September 30, 1996, and for the period June 1, 1992 (commencement of operations) to September 30, 1996, were 11.0% and 8.51%, respectively. The average annual total returns on an investment in Class B shares for the fiscal year ended September 30, 1996, and for the period November 30, 1992 (inception of the class) to September 30, 1996 were 10.69% and 8.46%, respectively. The cumulative total return on Class A shares for the period June 1, 1992 (commencement of operations) through September 30, 1996 was 42.42%. The cumulative total return on Class B shares for the period November 30, 1992 through September 30, 1996 was 36.54%.
The cumulative total return on Class C shares for the period October 2, 1995 (inception of the Class) through September 30, 1996 was 14.18%.

        Total Returns At Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value on the Fund's Class A shares for the fiscal year ended September 30, 1996, was 49.52%. The average annual total return at net asset value for the period June 1, 1992 (commencement of operations) to September 30, 1996, for Class A shares was 9.73%. The average annual total returns at net asset value for Class B shares for the fiscal year ended September 30, 1996 and for the period November 30, 1992 (inception of the class) to September 30, 1996 were 15.69% and 9.08%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the fiscal year ended September 30, 1996 was 15.18%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "growth and income" funds, and (iii) all other fixed-income funds, excluding money market funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

     From time to time the Fund may publish the star ranking of the performance of its Class A, Class B and Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among international stock funds. Investment return measures a fund's or class' one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class' performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

     The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Index and the J.P. Morgan Government Bond Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index generally represents the performance of the general fixed-rate investment grade debt market. The Standard & Poor's 500 Index is widely recognized as a general measure of stock performance. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the servicing and/or distribution of the shares of each class, as described in the Prospectus. Each Plan has been approved by the vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, as required by the Rule, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that required shareholder vote was cast by the Manager as the sole shareholder of Class C shares at that time.

     The Class A and Class B Plans are "reimbursement-type" Plans, which means that they provide for the reimbursement of the distributor's actual expenses incurred in connection with the service/and or distribution of the Fund's shares of those classes. The Class C Plan is a "compensation-type" plan, which means that it provides for the compensation of the distributor for the service and distribution of the Fund's shares of that class.

     Each plan provides for the payment of a Service Fee which the Distributor may pay to brokers, dealers and other persons or entities ("Recipients") for providing personal services and account maintenance services to accounts and shareholders that hold shares of the Fund. The Service Fee is described more fully below under Class A Plan. The Class B and Class C Plans also provide for the payment of an asset-based sales charge of up to 0.75% of the average annual net assets of Class B and Class C shares, respectively. Asset-based sales charge payments are designed to permit an investor to purchase Class B or Class C shares of the Fund without the payment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of those shares. The asset-based sales charges are described more fully below under Class B Plan and Class C Plan.

     Under each Plan, the Manager and the Distributor, in their sole discretion, may from time to time use their own resources, at no cost to the Fund, to make payments to Recipients for distribution and administrative services they perform. In the case of the Manager, those payments may be made from profits from the advisory fee it receives from the Fund. The Distributor and the Manager may in their sole discretion increase or decrease the amount of these payments. Under each Plan, the Fund's Board of Trustees may change the amount paid to a Recipient, but may not permit payment of an amount in excess of the maximum payment set forth above. The Board may establish minimum assets levels to be held by a Recipient, and may also establish a minimum holding period for Recipients in each case to entitle a Recipient to receive any payments under a Plan. The Board of Trustees has established the payment level at the maximum provided for in each Plan and has not set any minimum holding periods or minimum asset levels.

     All payments under the Class A, Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and Service Fees.

     While the plans are in effect, the Treasurer of the Fund must provide separate written reports to the Fund's Board of Trustees at least quarterly describing the amount of payments made pursuant to each Plan and the purposes for which the payments were made. The Class B report also must include the Distributor's distribution costs for the quarter, and such costs for previous quarters that have been carried forward. The Class A and Class B reports also must include the identity of each Recipient that received any payment. These reports are subject to the review and approval of the Independent Trustees.

     A Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined by the Investment Company Act) of the outstanding voting securities of that Class. No amendment to a Plan which increases materially the amount to be paid under the Plan may be made unless the amendment is approved by the shareholders of the class affected by the amendment. All material amendments must be approved by the Board of Trustees. Unless terminated earlier, each Plan continues in effect from year to year but only so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.

     For the fiscal year ended September 30, 1996, payments under the Plan for Class A shares totaled $105,726, all of which was paid by the Distributor to Recipients including $13,004 that was paid to an affiliate of the Distributor. Payments made under the Class B Plan during the fiscal year ended September 30, 1996 totalled $242,309, of which $200,117 was retained by the Distributor, including $3,257 paid to a dealer affiliated with the Distributor. Payments made under the Class C Plan during the fiscal year ended September 30, 1996, totalled $3,963, of which $3,838 was retained by the Distributor.

Class A Plan

     The Class A Plan provides for the payment of a Service Fee, not to exceed 0.25% of the average annual net assets of the class, for personal services and the maintenance of accounts holding Class A shares, as described in the Prospectus.

Class B Plan

     The Class B Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of that class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class B Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based on the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class B Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

     The Class B Plan also provides for the payment of an asset-based sales charge of up to 0.75% of the annual net assets of the Class B shares. The asset-based sales charge paid to the Distributor under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commission paid to authorized Recipients at the time of sale, plus financing costs.

     The Class B Plan provides that the Distributor may use the asset-based sales charge to recover its distribution expenses in connection with the distribution of Class B shares which include sales commissions and Service Fees paid to Recipients, financing costs with respect to distribution payments, compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.

     The Distributor's actual Class B distribution expenses for any given year may exceed the aggregate of payments received under the Class B Plan and from recoveries of contingent deferred sales charges. The Distributor anticipates that it will take a number of years for it to recoup its Class B distribution expenses. The Class B Plan allows such expenses to be carried forward and paid in future years. The Class B shares will be charged only for interest expenses, carrying charges or other financing costs that are directly related to the carry forward of actual distribution expenses.

Class C Plan

     The Class C Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of each class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class C Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based on the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class C Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

     The Class C Plan also provides for the payment of an asset-based sales charge of 0.75% of the annual net assets of the Class B shares. The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less that the amount paid by the Fund.

     The Distributor's services to the Class C shareholders of the Fund include paying sales commissions and Service Fee payments to Recipients, providing personnel to support distribution of shares, and bearing other costs of distribution including the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.


     The Class C asset-based sales charge paid during the first year is retained by the Distributor and thereafter paid to the Recipient as an ongoing commission on Class C shares that have been outstanding for a year or more.


About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges, in foreign over-the-counter markets or in securities traded on the Exchange that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value per share of Class A, Class B and Class C shares will not be calculated on those days, the Fund's net asset value per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing "bid" price that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund s Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market-type debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board s procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

     In the case of U.S. Government securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees, or the Manager under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment
would be made.    Foreign currency, including forward contracts,
will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The value of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. In the case of U.S. Government Securities, mortgage-backed securities, foreign fixed-income securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Calls, puts and Futures are valued at the last sale prices on the principal exchanges or on the NASDAQ market on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

     When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a put written by the Fund is exercised, the required payment by the Fund is reduced by the premium received.
If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, aunts, uncles, nieces and nephews, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

       The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
     Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund

Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer Developing Markets Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Rochester Fund Municipals*
Rochester Fund Series - The Bond Fund For Growth*
Rochester Portfolio Series - Limited Term New York Municipal Fund*

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

_______________________
*Shares of the Fund are not presently exchangeable for shares of these funds.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

        Letters of Intent. A Letter of Intent (referred to as a "Letter") is the investor's statement of intention to purchase Class A shares or Class A and Class B shares of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the Class A and Class B shares to be purchased under the Letter to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application may be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

        Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

        Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401 (k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

 Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with signatures(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Certificates for Class B and Class C shares will not be issued. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, Class B and Class C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of the Fund and other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds except Oppenheimer Cash Reserves or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds, except Oppenheimer Cash Reserves, listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

=====================================================================
=========
        The Board of Trustees and Shareholders of Oppenheimer Strategic Income & Growth Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income & Growth Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995 and the financial highlights for the period June 1, 1992 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income & Growth Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                     FACE
    MARKET VALUE
                                                                                                     AMOUNT(1)
    SEE NOTE 1
=====================================================================
===========================================
================
MORTGAGE-BACKED OBLIGATIONS--18.0%


----------------------------------------------------------------------------------------------------------------
----------------
GOVERNMENT AGENCY--15.7%

----------------------------------------------------------------------------------------------------------------
----------------
FHLMC/FNMA/SPONSORED--8.2%

        Federal Home Loan Mortgage Corp., Collateralized Mtg.

        Obligations, Gtd. Multiclass Mtg. Participation Certificates,

        Series 176, Cl. F, 8.95%, 3/15/20                                                            $   59,951
    $   60,139

----------------------------------------------------------------------------------------------------------------
--------
        Federal National Mortgage Assn.:

        7.50%, 10/15/26(2)                                                                            5,000,000
     4,940,650
        Gtd. Real Estate Mtg. Investment Conduit Pass-Through

        Certificates, Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                          315,000
       351,323
        Interest-Only Stripped Mtg.-Backed Security, Trust 257, Cl. 2, 10.955%, 2/1/24(3)
1,712,531
       593,766
        Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                           378,624
       337,801

    ----------

     6,283,679


----------------------------------------------------------------------------------------------------------------
----------------
GNMA/GUARANTEED--7.5%

        Government National Mortgage Assn.:

        6%, 3/20/26                                                                                   1,437,892
     1,434,298
        7%, 4/15/26                                                                                   4,460,633
     4,296,705

    ----------

     5,731,003


----------------------------------------------------------------------------------------------------------------
----------------
PRIVATE--2.3%

----------------------------------------------------------------------------------------------------------------
----------------
COMMERCIAL--1.6%

        Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through


        Certificates, Series 1996-C1, Cl. F, 7.51%, 2/1/28(4)(5)                                         97,137
        62,289

----------------------------------------------------------------------------------------------------------------
--------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:


        Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                         267,639
       268,936
        Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                           252,980
       259,621
        Series 1994-C2, Cl. E, 8%, 4/25/25                                                              449,792
       436,721
        Series 1994-C2, Cl. G, 8%, 4/25/25                                                              209,655
       180,337

----------------------------------------------------------------------------------------------------------------
--------
        Structured Asset Securities Corp., Multiclass Pass-Through

        Certificates, Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)                                       27,688
        22,566

    ----------

     1,230,470


----------------------------------------------------------------------------------------------------------------
----------------
MULTI-FAMILY--0.5%

        Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through


        Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                         400,000

       302,625

----------------------------------------------------------------------------------------------------------------
--------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,


        Series 1991-M6, Cl. B4, 7.103%, 6/25/21(4)                                                       68,681
        67,157

    ----------

       369,782


----------------------------------------------------------------------------------------------------------------
----------------
RESIDENTIAL--0.2%

        Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 7.136%, 4/25/26
 299,020
       174,927

    ----------
        Total Mortgage-Backed Obligations (Cost $13,599,896)
    13,789,861


=====================================================================
===========================================
================
U.S. GOVERNMENT OBLIGATIONS--0.6%


----------------------------------------------------------------------------------------------------------------
----------------
        U.S. Treasury Nts., 6%, 2/15/26 (Cost $447,860)(6)                                              500,000
       439,844

5  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE
    MARKET VALUE
                                                                                                     AMOUNT(1)
    SEE NOTE 1
=====================================================================
===========================================
================
FOREIGN GOVERNMENT OBLIGATIONS--20.0%


----------------------------------------------------------------------------------------------------------------
----------------
ARGENTINA--1.6%

        Argentina (Republic of):

        Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(4)(7)                      $
559,749
    $  510,403
        Past Due Interest Bonds, Series L, 6.312%, 3/31/05(4)                                           834,000
       699,517

----------------------------------------------------------------------------------------------------------------
--------
        Banco de Galicia y Buenos Aires SA Sr. Unsec. Nts., 9.387%, 4/15/99(4)
35,000
        35,634

    ----------

     1,245,554


----------------------------------------------------------------------------------------------------------------
----------------
AUSTRALIA--2.4%

        Australia (Commonwealth of) Bonds:

        10%, 2/15/06 AUD                                                                                500,000
       453,666
        9.50%, 8/15/03 AUD                                                                               15,000
        13,060

----------------------------------------------------------------------------------------------------------------
--------
        Queensland Treasury Corp.:

        Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                                                         615,000
       498,166
        Gtd. Nts., 8%, 5/14/03 AUD                                                                      300,000
       240,793
        Gtd. Nts., 10.50%, 5/15/03 AUD                                                                   90,000
        81,482

----------------------------------------------------------------------------------------------------------------
--------
        Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06 AUD
425,000
       390,210

----------------------------------------------------------------------------------------------------------------
--------
        Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05 AUD
190,000
       170,279

    ----------

     1,847,656


----------------------------------------------------------------------------------------------------------------
----------------
BRAZIL--0.9%

        Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                                1,001,247

       705,567

----------------------------------------------------------------------------------------------------------------
--------
        Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.30%, 12/9/99(4)
 10,000
        10,288

    ----------

       715,855

----------------------------------------------------------------------------------------------------------------
----------------
BULGARIA--0.6%

        Bulgaria (Republic of):

        Disc. Bonds, Tranche A, 6.688%, 7/28/24(4)                                                       70,000
        35,569
        Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(8)
755,000
       248,442
        Interest Arrears Bonds, 6.688%, 7/28/11(4)                                                      325,000
       149,500

    ----------

       433,511


----------------------------------------------------------------------------------------------------------------
----------------
CANADA--2.9%

        Canada (Government of) Bonds:

        11.75%, 2/1/03 CAD                                                                              220,000
       204,386
        9.75%, 10/1/97 CAD                                                                              250,000
       193,333
        9.75%, 12/1/01 CAD                                                                              260,000
       219,637
        9.75%, 6/1/01(6) CAD                                                                          1,335,000
     1,119,586
        Series A-33, 11.50%, 9/1/00 CAD                                                                 140,000
       122,410
        Series A-76, 9%, 6/1/25 CAD                                                                     465,000
       392,682

    ----------

     2,252,034


----------------------------------------------------------------------------------------------------------------
----------------
DENMARK--0.7%

        Denmark (Kingdom of) Bonds:

        8%, 11/15/01 DKK                                                                              1,670,000
       312,070
        8%, 3/15/06 DKK                                                                               1,130,000
       206,646

    ----------

       518,716


----------------------------------------------------------------------------------------------------------------
----------------
GERMANY--2.1%

        Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24(6) DEM
2,670,000
     1,612,575
----------------------------------------------------------------------------------------------------------------
----------------
GREAT BRITAIN--1.4%

        United Kingdom Treasury:

        Bonds, 10%, 9/8/03 GBP                                                                          355,000
       633,054
        Debs., 8.50%, 12/7/05 GBP                                                                        55,000
        91,012
        Nts., 12.50%, 11/21/05 GBP                                                                       62,000
       123,738
        Nts., 8%, 6/10/03 GBP                                                                           125,000
       202,509

    ----------

     1,050,313


----------------------------------------------------------------------------------------------------------------
----------------
IRELAND--0.1%

        Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                                60,000
       110,024

6  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE
    MARKET VALUE
                                                                                                     AMOUNT(1)
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
ITALY--0.4%

        Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:

        10.50%, 4/1/00ITL                                                                           285,000,000
    $  201,403
        10.50%, 7/15/00ITL                                                                          170,000,000
       121,241

    ----------

       322,644


----------------------------------------------------------------------------------------------------------------
----------------
JAPAN--0.4%

        Japan (Government of) Bonds, Series 174, 4.60%, 9/20/04 JPY
27,500,000
       279,877
----------------------------------------------------------------------------------------------------------------
----------------
MEXICO--0.7%

        Banco Nacional de Comercio Exterior SNC:

        International Finance BV Gtd. Bonds, 10.758%, 6/23/97(4)(5)                                     120,000

       123,900
        International Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06
135,000
       141,581
        Nts., 7.25%, 2/2/04                                                                              75,000
        64,687

----------------------------------------------------------------------------------------------------------------
--------
        United Mexican States Bonds:

        10.375%, 1/29/03 DEM                                                                            150,000
       103,851
        16.50%, 9/1/08 GBP                                                                               35,000
        74,486

    ----------

       508,505


----------------------------------------------------------------------------------------------------------------
----------------
NEW ZEALAND--1.3%

        New Zealand Government Bonds, 10%, 7/15/97 NZD                                                1,040,000

       733,982

----------------------------------------------------------------------------------------------------------------
--------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds:

        8%, 2/15/01(5) NZD                                                                              165,000
       113,525
        8%, 3/15/02 NZD                                                                                 165,000
       113,459

    ----------

       960,966


----------------------------------------------------------------------------------------------------------------
----------------
PANAMA--0.1%

        Panama (Republic of) Interest Reduction Bonds, 3.50%, 7/17/14(8)
130,000
        81,738
----------------------------------------------------------------------------------------------------------------
----------------
POLAND--1.1%

        Poland (Republic of) Treasury Bills, Zero Coupon:

        21.464%, 10/16/96(9) PLZ                                                                      2,000,000
       706,837
        21.656%, 10/2/96(9) PLZ                                                                         430,000
       152,854

    ----------

       859,691


----------------------------------------------------------------------------------------------------------------
----------------
RUSSIA--0.2%

        Russia (Government of) Interest Nts., 6.547%, 12/29/49(2)(4)                                    260,000

       167,294


----------------------------------------------------------------------------------------------------------------
----------------
SPAIN--1.2%

        Spain (Kingdom of):

        Bonds, Bonos y Obligacion del Estado, 10.15%, 1/31/06 ESP
39,200,000
       349,431
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.25%, 11/30/98 ESP
25,800,000
       212,018
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.30%, 6/15/02 ESP
22,500,000
       197,305
        Gtd. Bonds, Bonos y Obligacion del Estado, 12.25%, 3/25/00 ESP
17,700,000
       157,405

    ----------

       916,159


----------------------------------------------------------------------------------------------------------------
----------------
SWEDEN--1.2%

        Sweden (Kingdom of) Bonds:

        Series 1030, 13%, 6/15/01 SEK                                                                 2,200,000
       414,114
        Series 1033, 10.25%, 5/5/03 SEK                                                                 600,000
       105,220
        Series 1034, 9%, 4/20/09 SEK                                                                  1,400,000
       233,811
        Series 1035, 6%, 2/9/05 SEK                                                                   1,300,000
       179,414

    ----------

       932,559


----------------------------------------------------------------------------------------------------------------
----------------
VENEZUELA--0.7%
        Venezuela (Republic of):
        Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                                     250,000
       207,500
        Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)
100,000
        84,313
        New Money Bonds, Series A, 6.75%, 12/18/05(4)                                                   250,000
       208,438

    ----------

       500,251

    ----------
        Total Foreign Government Obligations (Cost $14,828,341)
    15,315,922

7  Oppenheimer Strategic Income & Growth Fund

                                                                                                  FACE
  MARKET VALUE
                                                                                                  AMOUNT(1)
 SEE NOTE 1
=====================================================================
===========================================
================
LOAN PARTICIPATIONS--1.3%

----------------------------------------------------------------------------------------------------------------
----------------
        Colombia (Republic of) 1989-1990 Integrated Loan

        Facility Bonds, 6.563%, 7/1/01(4)(5)                                                      $     314,320
    $ 298,604

----------------------------------------------------------------------------------------------------------------
--------
        Morocco (Kingdom of) Loan Participation Agreement,

        Tranche A, 6.437%, 1/1/09(4)                                                                    325,000
       255,633

------------------------------------------------------------------------------------------------------------------
------
        Trinidad & Tobago Loan Participation Agreement,

        Tranche A, 1.772%, 9/30/00(4)(5) JPY                                                         44,836,363
       358,288

----------------------------------------------------------------------------------------------------------------
--------
        United Mexican States, Combined Facility 3,

        Loan Participation Agreement, Tranche A, 6.563%, 9/20/97(4)(5)                                   66,720

        59,256

    ----------
        Total Loan Participations (Cost $969,966)
       971,781


=====================================================================
===========================================
================
CORPORATE BONDS AND NOTES--17.6%


----------------------------------------------------------------------------------------------------------------
----------------
BASIC INDUSTRY--1.4%

----------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--0.3%

        NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                             200,000
       211,000
----------------------------------------------------------------------------------------------------------------
----------------
METALS/MINING--0.2%

        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                                       100,000

       114,750
----------------------------------------------------------------------------------------------------------------
----------------
PAPER--0.9%

        Repap New Brunswick, Inc., 8.937% First Priority Sr. Sec. Nts., 7/15/00(4)
200,000
       200,000

----------------------------------------------------------------------------------------------------------------
--------
        Riverwood International Corp., 10.25% Sr. Nts., 4/1/06                                          300,000
       303,000

----------------------------------------------------------------------------------------------------------------
--------
        Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02                                          200,000
       210,500

    ----------

       713,500


----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER RELATED--1.7%

----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS--0.1%

        Fletcher Challenge Industries Ltd., 10% Cv. Sub. Unsec. Nts., 4/30/05 NZD
70,000
        50,290
----------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE--0.3%

        Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                           190,000

       247,475
----------------------------------------------------------------------------------------------------------------
----------------
HOTEL/GAMING--0.1%

        Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,


        11.25% First Mtg. Nts., 5/1/06                                                                  100,000
        99,250
----------------------------------------------------------------------------------------------------------------
----------------
LEISURE--0.2%

        Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(5)                              160,431

       167,450
----------------------------------------------------------------------------------------------------------------
----------------
TEXTILE/APPAREL--1.0%

        PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,

        36.897%, 10/23/96(9) IDR                                                                  1,200,000,000
       511,932

----------------------------------------------------------------------------------------------------------------
--------
        Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                      200,000
       217,000

    ----------

       728,932


----------------------------------------------------------------------------------------------------------------
----------------
ENERGY--0.5%

----------------------------------------------------------------------------------------------------------------
----------------
        Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 10.394%, 11/1/97(9)
400,000
       371,000
----------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL SERVICES--0.7%

----------------------------------------------------------------------------------------------------------------
----------------
BANKS & THRIFTS--0.2%

        Banco Bamerindus do Brasil SA, 10.50% Debs., 6/23/97                                             25,000

        24,687

----------------------------------------------------------------------------------------------------------------
--------
        Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                                        50,000

        46,500

----------------------------------------------------------------------------------------------------------------
--------
        Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(2)(9) THB
2,000,000
        77,981

    ----------

       149,168


----------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED FINANCIAL--0.1%

        Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                                50,000
        48,875
----------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--0.4%

        Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02(10)                                    300,000

       328,125
----------------------------------------------------------------------------------------------------------------
----------------
HOUSING RELATED--1.0%

----------------------------------------------------------------------------------------------------------------
----------------
HOMEBUILDERS/

REAL ESTATE--1.0%

        Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable Rate Nts., 5/1/99
396,000
       397,980

----------------------------------------------------------------------------------------------------------------
--------
        Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                                 500,000

       402,500

    ----------

       800,480

8  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE
    MARKET VALUE
                                                                                                     AMOUNT(1)
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURING--0.2%

----------------------------------------------------------------------------------------------------------------
----------------
AUTOMOTIVE--0.2%

        Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                               $  150,000
    $  146,250
----------------------------------------------------------------------------------------------------------------
----------------
MEDIA--3.6%

----------------------------------------------------------------------------------------------------------------
----------------
CABLE TELEVISION--2.1%

        American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(11)                               100,316

        75,488

----------------------------------------------------------------------------------------------------------------
--------
        Australis Media Ltd., Units (each unit consists of $1,000

        principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and

        one warrant to purchase 57.721 ordinary shares)(11)(12)                                         200,000
       121,000

----------------------------------------------------------------------------------------------------------------
--------
        Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(11)                                      500,000

       383,750

----------------------------------------------------------------------------------------------------------------
--------
        Cablevision Systems Corp., 10.50% Sr. Sub. Debs., 5/15/16                                       250,000

       255,000

----------------------------------------------------------------------------------------------------------------
--------
        EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)
200,000
       158,500

----------------------------------------------------------------------------------------------------------------
--------
        Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07
300,000
       301,500

----------------------------------------------------------------------------------------------------------------
--------
        TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                   300,000
       333,264

    ----------

     1,628,502


----------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED MEDIA--0.9%

        Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(11)
  750,000
       682,500
----------------------------------------------------------------------------------------------------------------
----------------
ENTERTAINMENT/FILM--0.4%

        Imax Corp., 7% Sr. Nts., 3/1/01(8)                                                              320,000
       313,600
----------------------------------------------------------------------------------------------------------------
----------------
PUBLISHING/PRINTING--0.2%

        Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(11)
250,000
       176,250
----------------------------------------------------------------------------------------------------------------
----------------
OTHER--1.1%

----------------------------------------------------------------------------------------------------------------
----------------
ENVIRONMENTAL--0.3%

        EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                                     200,000
       191,000
----------------------------------------------------------------------------------------------------------------
----------------
SERVICES--0.8%

        Grupo Elektra SA de CV, 12.75% Sr. Nts., 5/15/01(13)                                            500,000

       525,000

----------------------------------------------------------------------------------------------------------------
--------
        Protection One Alarm Monitoring, Inc., 6.75% Cv. Sr. Sub. Nts., 9/15/03
110,000
       108,144

    ----------

       633,144


----------------------------------------------------------------------------------------------------------------
----------------
RETAIL--1.1%

----------------------------------------------------------------------------------------------------------------
----------------
SUPERMARKETS--1.1%

        Grand Union Co., 12% Sr. Nts., 9/1/04                                                           198,000
       200,722

----------------------------------------------------------------------------------------------------------------
--------
        Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(7)                                     564,400

       567,222

----------------------------------------------------------------------------------------------------------------
--------
        Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                                                       50,000
        44,625

    ----------

       812,569


----------------------------------------------------------------------------------------------------------------
----------------
TRANSPORTATION--0.6%

----------------------------------------------------------------------------------------------------------------
----------------
AIR TRANSPORTATION--0.1%

        American International Group, Inc., 11.70% Unsec. Unsub. Bonds, 12/4/01 ITL
95,000,000
        71,778
----------------------------------------------------------------------------------------------------------------
----------------
RAILROADS--0.5%

        Transtar Holdings LP/Transtar Capital Corp.,

        0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(11)                                               500,000
       378,125
----------------------------------------------------------------------------------------------------------------
----------------
UTILITIE--5.8%

----------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--2.3%

        CalEnergy Co., Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04(11)                                      450,000

       460,125

----------------------------------------------------------------------------------------------------------------
--------
        El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                                  250,000

       258,750

----------------------------------------------------------------------------------------------------------------
--------
        First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16
 300,000
       317,250

----------------------------------------------------------------------------------------------------------------
--------
        New Zealand Electric Corp., 10% Debs., 10/15/01 NZD                                             330,000

       245,092

----------------------------------------------------------------------------------------------------------------
--------
        Subic Power Corp.:
        9.50% Sr. Sec. Nts., 12/28/08                                                                   431,034
       431,573
        9.50% Sr. Sec. Nts., 12/28/0813                                                                  86,206
        86,315

    ----------

     1,799,105

9  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE
    MARKET VALUE
                                                                                                     AMOUNT(1)
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS--3.5%

        Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(11)                            $  200,000

    $  156,500

----------------------------------------------------------------------------------------------------------------
--------
        Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(11)                                           350,000

       282,625

----------------------------------------------------------------------------------------------------------------
--------
        Cellular Communications International, Inc.,

        Zero Coupon Sr. Disc. Nts., 12.323%, 8/15/00(9)                                                 600,000
       382,500

----------------------------------------------------------------------------------------------------------------
--------
        Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(11)
      300,000
       186,000

----------------------------------------------------------------------------------------------------------------
--------
        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(11)(13)
400,000
       246,000

----------------------------------------------------------------------------------------------------------------
--------
        IntelCom Group (USA), Inc.:

        0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(11)                                                       270,000
       168,075
        0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                                           100,000
        67,375

----------------------------------------------------------------------------------------------------------------
--------
        Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(13)                                                  300,000
       314,250

----------------------------------------------------------------------------------------------------------------
--------
        ORBCOMM Global LP/ORBCOMM Global Capital Corp., 14% Sr. Nts., 8/15/04(13)
             155,000
       160,037

----------------------------------------------------------------------------------------------------------------
--------
        PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)
500,000
       471,250

----------------------------------------------------------------------------------------------------------------
--------
        Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07(11)
400,000
       258,000

    ----------

     2,692,612

    ----------
        Total Corporate Bonds and Notes (Cost $13,013,563)
    13,555,730


                                                                                                     SHARES

=====================================================================
===========================================
================
COMMON STOCKS--41.0%

----------------------------------------------------------------------------------------------------------------
----------------
BASIC INDUSTRY--2.3%

----------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--2.3%

        Morton International, Inc.                                                                       24,000
       954,000

----------------------------------------------------------------------------------------------------------------
--------
        Union Carbide Corp.                                                                              18,000
       821,250

    ----------

     1,775,250


----------------------------------------------------------------------------------------------------------------
----------------
CONTAINERS--0.0%

        Equitable Bag, Inc.(5)(14)                                                                        1,861
         4,653
----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER RELATED--6.4%

----------------------------------------------------------------------------------------------------------------
----------------
FOOD/BEVERAGES/TOBACCO--3.4%

        PepsiCo, Inc.                                                                                    26,000
       734,500

----------------------------------------------------------------------------------------------------------------
--------
        Philip Morris Cos., Inc.                                                                         11,000
       987,250

----------------------------------------------------------------------------------------------------------------
--------
        UST, Inc.                                                                                        31,000
       918,375

    ----------

     2,640,125


----------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE--1.5%

        Johnson & Johnson                                                                                22,000
     1,127,500
----------------------------------------------------------------------------------------------------------------
----------------
TEXTILE/APPAREL--1.5%

        Russell Corp.                                                                                    36,000
     1,161,000
----------------------------------------------------------------------------------------------------------------
----------------
ENERGY--4.9%

        Phillips Petroleum Co.                                                                           29,000
     1,239,750

----------------------------------------------------------------------------------------------------------------
--------
        Unocal Corp.                                                                                     35,000
     1,260,000

----------------------------------------------------------------------------------------------------------------
--------
        USX-Marathon Group                                                                               57,000
     1,232,625

    ----------

     3,732,375


----------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL SERVICES--14.9%

----------------------------------------------------------------------------------------------------------------
----------------
BANKS & THRIFTS--3.2%

        BankAmerica Corp.                                                                                15,000
     1,231,875

----------------------------------------------------------------------------------------------------------------
--------
        NationsBank Corp.                                                                                14,000
     1,216,250

    ----------

     2,448,125

10  Oppenheimer Strategic Income & Growth Fund


   MARKET VALUE
                                                                                                     SHARES
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED FINANCIAL--8.8%

        Dean Witter, Discover & Co.                                                                       3,000
   $   165,000

----------------------------------------------------------------------------------------------------------------
--------
        Federal Home Loan Mortgage Corp.                                                                 13,000
     1,272,375

----------------------------------------------------------------------------------------------------------------
--------
        Federal National Mortgage Assn.                                                                  27,000
       941,625

----------------------------------------------------------------------------------------------------------------
--------
        Green Tree Financial Corp.                                                                       36,000
     1,413,000

----------------------------------------------------------------------------------------------------------------
--------
        Merrill Lynch & Co., Inc.                                                                        19,000
     1,246,875

----------------------------------------------------------------------------------------------------------------
--------
        Morgan Stanley Group, Inc.                                                                       10,000
       497,500

----------------------------------------------------------------------------------------------------------------
--------
        Salomon, Inc.                                                                                    27,000
     1,231,875

    ----------

     6,768,250


----------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--2.9%

        Cigna Corp.                                                                                      10,000
     1,198,750

----------------------------------------------------------------------------------------------------------------
--------
        Loews Corp.                                                                                      13,000
     1,005,875

    ----------

     2,204,625


----------------------------------------------------------------------------------------------------------------
----------------
HOUSING RELATED--1.7%

----------------------------------------------------------------------------------------------------------------
----------------
HOMEBUILDERS/REAL ESTATE--1.7%

        Capstone Capital Corp.                                                                              260
         5,460

----------------------------------------------------------------------------------------------------------------
--------
        Fleetwood Enterprises, Inc.                                                                      42,000
     1,291,500

    ----------

     1,296,960


----------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURING--5.3%

----------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/ELECTRONICS/

COMPUTERS--5.1%

        Applied Materials, Inc.(14)                                                                       3,000
        82,875

----------------------------------------------------------------------------------------------------------------
--------
        Compaq Computer Corp.(14)                                                                        18,000
     1,154,250

----------------------------------------------------------------------------------------------------------------
--------
        Data General Corp.(14)                                                                          110,000
     1,540,000

----------------------------------------------------------------------------------------------------------------
--------
        International Business Machines Corp.                                                             9,000
     1,120,500

    ----------

     3,897,625


----------------------------------------------------------------------------------------------------------------
----------------
CAPITAL GOODS--0.2%
        Dover Corp.                                                                                       4,000
       191,000
----------------------------------------------------------------------------------------------------------------
----------------
MEDIA--0.0%

----------------------------------------------------------------------------------------------------------------
----------------
CABLE TELEVISION--0.0%

        EchoStar Communications Corp., Cl. A(14)                                                            900
        24,525
----------------------------------------------------------------------------------------------------------------
----------------
TRANSPORTATION--5.4%

----------------------------------------------------------------------------------------------------------------
----------------
AIR TRANSPORTATION--3.8%

        AMR Corp.(14)                                                                                    22,000
     1,751,750

----------------------------------------------------------------------------------------------------------------
--------
        Delta Air Lines, Inc.                                                                            16,000
     1,152,000

    ----------

     2,903,750


----------------------------------------------------------------------------------------------------------------
----------------
RAILROADS--1.6%

        CSX Corp.                                                                                        24,000
     1,212,000
----------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--0.1%

----------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS--0.1%

        Celcaribe SA(5)(14)                                                                              65,040
        94,308

    ----------
        Total Common Stocks (Cost $27,693,470)
    31,482,071


=====================================================================
===========================================
================
PREFERRED STOCKS--0.7%

----------------------------------------------------------------------------------------------------------------
----------------
        California Federal Bank, 10.625% Non-Cum., Series B                                                 500
        55,125

----------------------------------------------------------------------------------------------------------------
--------
        First Nationwide Bank, 11.50% Non-Cum.                                                            2,000
       226,500

----------------------------------------------------------------------------------------------------------------
--------
        Prime Retail, Inc., $19.00 Cv., Series B                                                         12,000
       240,000

    ----------
        Total Preferred Stocks (Cost $551,813)
       521,625

11  Oppenheimer Strategic Income & Growth Fund


    MARKET VALUE
                                                                                                     SHARES
    SEE NOTE 1
=====================================================================
===========================================
================
OTHER SECURITIES--0.0%

----------------------------------------------------------------------------------------------------------------
----------------
        Kaiser Aluminum Corp., 8.255% Cv. Preferred Redeemable


        Increased Dividend Equity Securities (Cost $25,344)                                               2,400
    $   27,000
                                                                                                       UNITS

=====================================================================
===========================================
================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%


----------------------------------------------------------------------------------------------------------------
----------------
        American Telecasting, Inc. Wts., Exp. 6/99                                                        2,000
         9,000

----------------------------------------------------------------------------------------------------------------
--------
        Comunicacion Celular SA Wts., Exp. 11/03(5)                                                         300
         1,500

----------------------------------------------------------------------------------------------------------------
--------
        Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                                400
         4,000

----------------------------------------------------------------------------------------------------------------
--------
        In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                            300
            --

    ----------
        Total Rights, Warrants and Certificates (Cost $0)
        14,500


                                                                                                     FACE

                                                                                                     AMOUNT(1)

=====================================================================
===========================================
================
STRUCTURED INSTRUMENTS--2.7%

----------------------------------------------------------------------------------------------------------------
----------------
        Bayerische Landesbank Girozentrale, New York Branch,

        7.15% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97
$70,000
        69,454

----------------------------------------------------------------------------------------------------------------
--------
        Canadian Imperial Bank of Commerce, New York Branch:


        14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of


        Greek Drachma and European Currency Unit)                                                       550,000
       543,070
        16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,


        Zero Coupon, 4/9/97)                                                                            100,000
        99,400
        17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,


        Zero Coupon, 2/19/97)                                                                           200,000
       199,200

----------------------------------------------------------------------------------------------------------------
--------
        Internationale Nederlanden Bank NV, Prague Branch,

        Zero Coupon Promissory Nts., 10.486%, 4/28/97(9)CZK                                           4,600,000

       160,735

----------------------------------------------------------------------------------------------------------------
--------
        Internationale Nederlanden (U.S.) Capital Holdings Corp.:

        Czech Koruna Linked Nts., 11.60%, 12/23/96                                                       70,000
        69,165
        Zero Coupon Chilean Peso Linked Nts., 11.122%, 12/11/96(9)                                      130,000

       126,386

----------------------------------------------------------------------------------------------------------------
--------
        Salomon Brothers, Inc., Zero Coupon Chilean Peso Indexed

        Enhanced Access Nts.:

        12.145%, 12/11/96(9)                                                                             70,000
        68,180
        10.853%, 12/18/96(9)                                                                             70,000
        67,914

----------------------------------------------------------------------------------------------------------------
--------
        Swiss Bank Corp., New York Branch, 6.60% CD Linked Nts.,


        1/30/97 (indexed to the closing Nikkei 225 Index on 1/23/97)NZD
256,720
       186,629

----------------------------------------------------------------------------------------------------------------
--------
        United Mexican States Linked Nts., 11/27/96 (indexed to the greater of


        Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)
380,000
       462,808

    ----------
        Total Structured Instruments (Cost $2,010,133)
     2,052,941


                                                                       DATE            STRIKE         CONTRACTS

=====================================================================
===========================================
================
PUT OPTIONS PURCHASED--0.0%
----------------------------------------------------------------------------------------------------------------
----------------
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro
        Poliennali, 9.50%, 5/1/01 Put Opt.                             7/97           $ 102.30              211
         1,057

----------------------------------------------------------------------------------------------------------------
--------
        Swiss Franc Put Opt.                                           10/96           1.22 CHF         885,245
        23,628

    ----------
        Total Put Options Purchased (Cost $12,370)
        24,685

12  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE
   MARKET VALUE
                                                                                                     AMOUNT(1)
   SEE NOTE 1
=====================================================================
===========================================
================
REPURCHASE AGREEMENT--2.7%

----------------------------------------------------------------------------------------------------------------
----------------
        Repurchase agreement with PaineWebber, Inc., 5.62%, dated 9/30/96,


        to be repurchased at $2,100,328 on 10/1/96, collateralized by

        U.S. Treasury Bonds, 6.75%, 8/15/26, with a value of $2,067,056 and


        U.S. Treasury Nts., 6.125%, 5/15/98, with a value of $77,236 (Cost $2,100,000)
$2,100,000
   $ 2,100,000


----------------------------------------------------------------------------------------------------------------
----------------
TOTAL INVESTMENTS, AT VALUE (COST $75,252,756)
    104.6%
    80,295,960
----------------------------------------------------------------------------------------------------------------
----------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (4.6)
    (3,509,389)
                                                                                                     ----------
   -----------
NET ASSETS                                                                                                100.0%
   $76,786,571
                                                                                                     ==========
   ===========

        1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
        AUD -- Australian Dollar        IDR -- Indonesian Rupiah
        CAD -- Canadian Dollar          IEP -- Irish Punt
        CHF -- Swiss Franc              ITL -- Italian Lira
        CZK -- Czech Koruna             JPY -- Japanese Yen
        DEM -- German Deutsche Mark     NZD -- New Zealand Dollar
        DKK -- Danish Krone             PLZ -- Polish Zloty
        ESP -- Spanish Peseta           SEK -- Swedish Krona
        GBP -- British Pound Sterling   THB -- Thai Baht

        2. When-issued security to be delivered and settled after September 30, 1996.
        3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
        4. Represents the current interest rate for a variable rate security.
        5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
        6. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS/FACE     EXPIRATION      EXERCISE
PREMIUM
MARKET VALUE
                                                    SUBJECT TO CALL    DATE            PRICE          RECEIVED
SEE
NOTE 1
----------------------------------------------------------------------------------------------------------------
------------
Call Option on Australian Dollar                    461,100            10/96           1.258 AUD      $ 3,074

      $555
----------------------------------------------------------------------------------------------------------------
------------
Call Option on New Zealand Dollar                   191,675            10/96           1.435 NZD          930

     1,131
----------------------------------------------------------------------------------------------------------------
------------
Call Option on New Zealand Dollar                   163,560            10/96           1.437 NZD          816

     1,112
----------------------------------------------------------------------------------------------------------------
------------
Call Option on Swiss Franc                          939,130            10/96            1.15 CHF        2,047
        94
----------------------------------------------------------------------------------------------------------------
------------
Call Option on U.S. Treasury Nts., 6%, 2/15/26      500,000            10/96           $90.438          3,711

     1,016
                                                                                                      -------
     -----
                                                                                                      $10,578
    $3,908
                                                                                                      =======
    ======

        7. Interest or dividend is paid in kind.
        8. Represents the current interest rate for an increasing rate security.
        9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
        10. Securities with an aggregate market value of $328,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
        11. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
        12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
        13. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,331,602 or 1.73% of the Fund's net assets, at September 30, 1996.
        14. Non-income producing security.
        See accompanying Notes to Financial Statements.

13  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

=====================================================================
===========================================
================
ASSETS

        Investments, at value (cost $75,252,756)--see accompanying statement

   $80,295,960

----------------------------------------------------------------------------------------------------------------
--------
        Cash
       611,472

----------------------------------------------------------------------------------------------------------------
--------
        Unrealized appreciation on forward foreign currency exchange contracts--Note 5

        43,919

----------------------------------------------------------------------------------------------------------------
--------
        Receivables:

        Investments sold
     1,717,088
        Interest, dividends and principal paydowns
       926,291
        Shares of beneficial interest sold
       387,169
        Closed forward foreign currency exchange contracts
        59,215
        Daily variation on futures contracts--Note 6
         6,862

----------------------------------------------------------------------------------------------------------------
--------
        Other
         2,864

   -----------
        Total assets
    84,050,840


=====================================================================
===========================================
================
LIABILITIES

        Unrealized depreciation on forward foreign currency exchange contracts--Note 5

         4,400

----------------------------------------------------------------------------------------------------------------
--------
        Options written, at value (premiums received $15,908)--

        see accompanying statement--Note 7
         5,777

----------------------------------------------------------------------------------------------------------------
--------
        Payables and other liabilities:

        Investments purchased (including $5,119,263 purchased on a when-issued basis)--Note 1

     6,610,736
        Dividends
       313,878
        Shares of beneficial interest redeemed
       115,879
        Daily variation on futures contracts--Note 6
         1,500
        Other
       212,099

   -----------
        Total liabilities
     7,264,269


=====================================================================
===========================================
================
NET ASSETS
   $76,786,571

   ===========

=====================================================================
===========================================
================
COMPOSITION OF

NET ASSETS

        Paid-in capital
   $66,681,618

----------------------------------------------------------------------------------------------------------------
--------
        Overdistributed net investment income
      (318,871)

----------------------------------------------------------------------------------------------------------------
--------
        Accumulated net realized gain on investments and foreign currency transactions

     5,349,088

----------------------------------------------------------------------------------------------------------------
--------
        Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
     5,074,736

   -----------
        Net assets
   $76,786,571

   ===========


=====================================================================
===========================================
================
NET ASSET VALUE

PER SHARE

        Class A Shares:

        Net asset value and redemption price per share (based on net assets of $46,746,928 and 7,956,397 shares of beneficial interest outstanding)
         $5.88
        Maximum offering price per share (net asset value plus sales charge of 4.75%


        of offering price)
         $6.17


----------------------------------------------------------------------------------------------------------------
--------
        Class B Shares:

        Net asset value, redemption price and offering price per share (based on net assets of $28,933,298 and 4,932,725 shares of beneficial interest outstanding)

         $5.87


----------------------------------------------------------------------------------------------------------------
--------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets of $1,106,345 and 188,933 shares of beneficial interest outstanding)
         $5.86

        See accompanying Notes to Financial Statements.

14  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

=====================================================================
===========================================
================
INVESTMENT INCOME

        Interest
    $4,441,077

----------------------------------------------------------------------------------------------------------------
--------
        Dividends (net of foreign withholding taxes of $5,550)
       457,180

   -----------
        Total income
     4,898,257


=====================================================================
===========================================
================
EXPENSES

        Management fees--Note 4
       513,195

----------------------------------------------------------------------------------------------------------------
--------
        Distribution and service plan fees--Note 4:

        Class A
       105,726
        Class B
       242,309
        Class C
         3,963

----------------------------------------------------------------------------------------------------------------
--------
        Transfer and shareholder servicing agent fees--Note 4
       128,032

----------------------------------------------------------------------------------------------------------------
--------
        Shareholder reports
        86,699

----------------------------------------------------------------------------------------------------------------
--------
        Custodian fees and expenses
        51,822

----------------------------------------------------------------------------------------------------------------
--------
        Legal and auditing fees
        14,158

----------------------------------------------------------------------------------------------------------------
--------
        Insurance expenses
         3,974

----------------------------------------------------------------------------------------------------------------
--------
        Registration and filing fees:

        Class A
           837
        Class B
         2,469
        Class C
           393

----------------------------------------------------------------------------------------------------------------
--------
        Trustees' fees and expenses
         3,002

----------------------------------------------------------------------------------------------------------------
--------
        Other
         8,985

   -----------
        Total expenses
     1,165,564


=====================================================================
===========================================
================
NET INVESTMENT INCOME
     3,732,693

=====================================================================
===========================================
================
REALIZED AND UNREALIZED

GAIN (LOSS)

        Net realized gain (loss) on:

        Investments and options written (including premiums on options exercised)

     8,028,979
        Closing of futures contracts
       (14,626)
        Closing and expiration of options written
      (106,455)
        Foreign currency transactions
        44,109

   -----------
        Net realized gain
     7,952,007


----------------------------------------------------------------------------------------------------------------
--------
        Net change in unrealized appreciation or depreciation on:

        Investments
    (1,417,530)
        Translation of assets and liabilities denominated in foreign currencies
       (45,705)

   -----------
        Net change
    (1,463,235)

   -----------
        Net realized and unrealized gain
     6,488,772


=====================================================================
===========================================
================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

   $10,221,465

   ===========
        See accompanying Notes to Financial Statements.

15  Oppenheimer Strategic Income & Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED
SEPTEMBER 30,
                                                                                                   1996
  1995
=====================================================================
===========================================
================
OPERATIONS

        Net investment income                                                                      $  3,732,693
  $  3,570,349

----------------------------------------------------------------------------------------------------------------
--------
        Net realized gain (loss)                                                                      7,952,007
    (1,642,262)

------------------------------------------------------------------------------------------------------------------
------
        Net change in unrealized appreciation or depreciation                                        (1,463,235)
     6,666,394
                                                                                                   ------------
  ------------
        Net increase in net assets resulting from operations                                         10,221,465
     8,594,481


=====================================================================
===========================================
================
DIVIDENDS AND

DISTRIBUTIONS TO

SHAREHOLDERS

        Dividends from net investment income:

        Class A                                                                                      (2,671,884)
    (2,612,318)
        Class B                                                                                      (1,293,779)
      (977,840)
        Class C                                                                                         (20,396)
            --
=====================================================================
===========================================
================
BENEFICIAL INTEREST

TRANSACTIONS

        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:

        Class A                                                                                       1,764,170
    (5,203,387)
        Class B                                                                                       6,853,287
     2,275,946
        Class C                                                                                       1,071,210
            --

=====================================================================
===========================================
================
NET ASSETS

        Total increase                                                                               15,924,073
     2,076,882

----------------------------------------------------------------------------------------------------------------
--------
        Beginning of period                                                                          60,862,498
    58,785,616
                                                                                                   ------------
  ------------
        End of period (including overdistributed net investment income
        of $318,871 and $129,448, respectively)                                                    $ 76,786,571
  $ 60,862,498
                                                                                                   ============
  ============
        See accompanying Notes to Financial Statements.

16  Oppenheimer Strategic Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                       CLASS A
                                       --------------------------------------------


                                       YEAR ENDED SEPTEMBER 30,
                                       1996     1995     1994     1993    1992(3)
=====================================================================
==============
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $5.36    $4.92    $5.26    $5.03     $5.00
-----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                    .32      .32      .21      .22       .07(4)
Net realized and unrealized
gain (loss)                              .54      .44     (.23)     .22       .02
                                       -----    -----    -----    -----     -----
Total income (loss) from
investment operations                    .86      .76     (.02)     .44       .09
-----------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                  (.34)    (.32)    (.21)    (.20)     (.06)
Dividends in excess of net
investment income                         --       --     (.01)      --        --
Distributions from net realized gain      --       --       --     (.01)       --
Distributions in excess of net
realized gain                             --       --     (.10)      --        --
                                       -----    -----    -----    -----     -----
Total dividends and distributions
to shareholders                         (.34)    (.32)    (.32)    (.21)     (.06)
-----------------------------------------------------------------------------------
Net asset value, end of period         $5.88    $5.36    $4.92    $5.26     $5.03
                                       =====    =====    =====    =====     =====

=====================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)    16.53%   16.09%   (0.23)%   8.84%     1.74%


=====================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $46,747  $40,977  $42,733  $55,291  $48,3973
-----------------------------------------------------------------------------------
Average net assets (in thousands)    $43,764  $40,799  $48,360  $59,209  $30,2643
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   5.75%    6.37%    4.56%    4.33%     4.59%(6)
Expenses                                1.43%    1.35%    1.43%    1.36%     1.46%(4)(6)
-----------------------------------------------------------------------------------
Portfolio turnover rate(7)             147.3%   114.0%    80.0%   122.4%     25.8%
Average brokerage
commission rate(8)                   $0.0595       --       --       --        --

                                                 CLASS B                                      CLASS C
                                                 -------------------------------------------  --------
                                                                                              PERIOD
                                                                                              ENDED
                                                 YEAR ENDED SEPTEMBER 30,                     SEPT. 30,
                                                 1996            1995       1994      1993(2) 1996(1)
=====================================================================
===============================

PER SHARE OPERATING DATA:
Net asset value, beginning of period            $5.35            $4.91     $5.26      $5.10    $5.36

----------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                             .29              .28       .19        .14      .28
Net realized and unrealized
gain (loss)                                       .53              .44      (.25)       .16      .49
                                                -----            -----     -----      -----    -----
Total income (loss) from
investment operations                             .82              .72      (.06)       .30      .77
----------------------------------------------------------------------------------------------------

Dividends and distributions to
shareholders:
Dividends from net investment
income                                           (.30)            (.28)     (.18)      (.13)    (.27)
Dividends in excess of net
investment income                                  --               --      (.01)        --       --
Distributions from net realized gain               --               --        --       (.01)      --
Distributions in excess of net
realized gain                                      --               --      (.10)        --       --
                                                -----            -----     -----      -----    -----
Total dividends and distributions
to shareholders                                  (.30)            (.28)     (.29)      (.14)    (.27)
----------------------------------------------------------------------------------------------------

Net asset value, end of period                  $5.87            $5.35     $4.91      $5.26    $5.86
                                                =====            =====     =====      =====    =====
=====================================================================
===============================

TOTAL RETURN, AT NET ASSET VALUE(5)             15.69%           15.26%    (1.17)%     5.86%
 15.18%
=====================================================================
===============================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $28,93          $19,885   $16,053    $12,386   $1,106

----------------------------------------------------------------------------------------------------

Average net assets (in thousands)              $24,26          $17,316   $14,986    $ 7,541   $  400


----------------------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                            4.94%            5.61%     3.86%      3.32%(6) 4.58%(6)


Expenses                                         2.19%            2.10%     2.17%      2.21%(6) 2.28%(6)
----------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                      147.3            114.0%     80.0%     122.4%   147.3%


Average brokerage
commission rate(8)                            $0.0595               --        --         --  $0.0595


        1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
        2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
        3. For the period from June 1, 1992 (commencement of operations) to September 30, 1992.
        4. Net investment income would have been $.07 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
        5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
        6. Annualized.
        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $106,528,444 and $95,769,996, respectively.
        8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

17  Oppenheimer Strategic Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS

=====================================================================
=========
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Strategic Income & Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek a high level of current income and capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        ----------------------------------------------------------------------
        SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $5,119,263.

                In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

        ----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        ----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

18  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        ----------------------------------------------------------------------
        ORGANIZATION COSTS. The Manager advanced $20,590 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

        ----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        ----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                 During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $128,640, a decrease in overdistributed net investment income of $37,503, and an increase in accumulated net realized gain on investments of $91,137. In addition, to properly reflect foreign currency gain in the components of capital, $26,440 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        ----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

19  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)       YEAR
ENDED
SEPTEMBER 30, 1995
                                                             --------------------------------
---------------------------
                                                             SHARES             AMOUNT              SHARES
 AMOUNT

----------------------------------------------------------------------------------------------------------------
-------
        Class A:

        Sold                                                   2,387,772        $ 13,431,087          1,075,489
 $  5,403,694
        Dividends and distributions reinvested                   402,412           2,264,550            452,310

    2,248,812
        Redeemed                                              (2,477,164)        (13,931,467)        (2,567,818)
  (12,855,893)
                                                              ----------        ------------        -----------
 ------------
        Net increase (decrease)                                  313,020        $  1,764,170         (1,040,019)
 $ (5,203,387)
                                                              ==========        ============        ===========

 ============

----------------------------------------------------------------------------------------------------------------
-------
        Class B:

        Sold                                                   2,134,954        $ 12,031,686          1,180,146
 $  5,932,623
        Dividends and distributions reinvested                   179,351           1,009,405            162,515

      808,194
        Redeemed                                              (1,096,517)         (6,187,804)          (894,830)
   (4,464,871)
                                                              ----------        ------------        -----------
 ------------
        Net increase                                           1,217,788        $  6,853,287            447,831
 $  2,275,946
                                                              ==========        ============        ===========

 ============

----------------------------------------------------------------------------------------------------------------
-------
        Class C:
        Sold                                                     253,236        $  1,433,118                 --
 $         --
        Dividends and distributions reinvested                     2,268              12,899                 --
           --
        Redeemed                                                 (66,571)           (374,807)                --
           --
                                                              ----------        ------------        -----------
 ------------
        Net increase                                             188,933        $  1,071,210                 --
 $         --
                                                              ==========        ============        ===========

 ============

        1. For the year ended September 30, 1996 for Class A and Class B shares and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

=====================================================================
=========
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At September 30, 1996, net unrealized appreciation on investments and options written of $5,053,335 was composed of gross appreciation of $5,766,008, and gross depreciation of $712,673.

=====================================================================
=========
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million, 0.60% on the next $200 million, and 0.50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $277,077, of which $91,918 was retained by OppenheimerFunds Distributor, Inc.
        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $415,535 and $13,819, of which $12,807 and $208, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $79,826 and $929, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $13,004 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

20  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

        The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $3,237 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $200,117 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $1,292,158 for Class B.

                The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $3,838 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $35,740 for Class C.

=====================================================================
=========
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                           CONTRACT
                                                           AMOUNT              VALUATION AS OF    UNREALIZED

UNREALIZED
CONTRACTS TO PURCHASE               EXPIRATION DATE        (000S)              SEPT. 30,
1996     APPRECIATION
DEPRECIATION
----------------------------------------------------------------------------------------------------------------
-----------
Japanese Yen (JPY)                  11/5/96                29,536 JPY           $  266,144          $ 6,168
  $    --
New Zealand Dollar (NZD)            11/6/96                   900 NZD              626,118               --
    4,395
Swedish Krona (SEK)                 11/1/96                 1,490 SEK              224,826              747
       --
Swiss Franc (CHF)                   10/21/96--11/4/96         870 CHF              695,969           30,902

       --
                                                                                ----------          -------
  -------
                                                                                $1,813,057           37,817
    4,395
                                                                                ==========          -------
  -------

CONTRACTS TO SELL
----------------------------------------------------------------------------------------------------------------
-----------
Australian Dollar (AUD)             11/6/96                   795 AUD             $629,016          $ 6,102

  $     4
Danish Krone (DKK)                  10/1/96                     3 DKK                  587               --
        1
                                                                                ----------          -------
  -------
                                                                                  $629,603            6,102
        5
                                                                                ==========          -------
  -------
Net Unrealized Appreciation and Depreciation                                                        $43,919
  $ 4,400
                                                                                                    =======
  =======




21  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
6. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                             NUMBER OF                                UNREALIZED
                                             EXPIRATION      FUTURES             VALUATION AS OF
APPRECIATION
        CONTRACTS TO PURCHASE                DATE            CONTRACTS           SEPT. 30, 1996
     (DEPRECIATION)
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96               12              $   1,267,125           $   10,500
                                                                                 -------------           ----------
        CONTRACTS TO SELL
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds                  12/96                5              $     545,937           $   (8,781)
        French Government Bonds              12/96               10                  1,209,203              (17,686)
                                                                                 -------------           ----------
                                                                                     1,755,140              (26,467)
                                                                                 -------------           ----------
                                                                                 $   3,022,265           $  (15,967)
                                                                                 =============           ==========



=====================================================================
=========
7. OPTIONS ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

22  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
7. OPTIONS ACTIVITY
   (CONTINUED)

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:

                                                                   CALL OPTIONS                         PUT OPTIONS
                                                                   ----------------------------
------------------------
                                                                   NUMBER OF         AMOUNT OF          NUMBER OF
    AMOUNT OF
                                                                   OPTIONS           PREMIUMS           OPTIONS
     PREMIUMS

----------------------------------------------------------------------------------------------------------------
--------
        Options outstanding at September 30, 1995                         --       $      --                 --
      $     --

----------------------------------------------------------------------------------------------------------------
--------
        Options written                                            5,406,361           78,714           123,388
         5,330

----------------------------------------------------------------------------------------------------------------
--------
        Options canceled in closing transactions                    (943,840)         (43,677)               --
            --

----------------------------------------------------------------------------------------------------------------
--------
        Options expired prior to exercise                         (1,717,882)         (18,500)               --
            --

----------------------------------------------------------------------------------------------------------------
--------
        Options exercised                                           (988,674)          (5,959)               --
            --
                                                                 -----------       ----------          --------
      --------
        Options outstanding at September 30, 1996                  1,755,965       $   10,578           123,388

      $  5,330
                                                                 ===========       ==========          ========
      ========

=====================================================================
=========
8. ILLIQUID AND
   RESTRICTED SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $2,298,088, which represents 2.99% of the Fund's net assets. Information concerning restricted securities is as follows:


VALUATION

PER UNIT AS OF
        SECURITY                                                            ACQUISITION DATE    COST PER UNIT

SEPT. 30, 1996

----------------------------------------------------------------------------------------------------------------
---------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds, 8%, 2/15/01       5/17/96             $66.10

        $68.80

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Transmission*
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

*For purposes of the Fund's investment policy not to concentrate in securities of issues in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

 Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202-4918

OPPENHEIMER ASSET ALLOCATION FUND
ANNUAL REPORT SEPTEMBER 30, 1996



[Photograph]



"We need the comfort that comes from diversifying across different types of investments--but we want it from one fund."




[Logo]

             NEWS

       BEAT THE AVERAGE

Cumulative Total Return for the
5-Year Period Ended 9/30/96:
Oppenheimer Asset Allocation Fund
Class A (at net asset value)(1)

77.40%

Lipper Flexible Portfolio Funds
Average for 45 Funds for the
5-Year Period(3)

71.56%



THIS FUND IS FOR PEOPLE WHO WANT AN INVESTMENT THAT'S STRATEGICALLY
ALLOCATED TO
PURSUE GROWTH WITH LESS RISK.


HOW YOUR FUND IS MANAGED

Oppenheimer Asset Allocation Fund uses a combination of investment styles to seek high total return while managing risk.

     The Fund seeks to achieve its goals by investing in a combination of stocks, bonds and money market instruments--strategically allocated to take advantage of current economic conditions.

     Investing in stocks can offer the best potential for long-term growth. The Fund's managers invest in established U.S. and international companies that they believe have excellent potential for appreciation.

     And the Fund seeks income from diversified fixed income and money market investments which can act as a cushion against fluctuations in the value of the stocks in the Fund's portfolio.


PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 13.70% for Class A shares, 12.55% for Class B shares, and 12.71% for Class C shares.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 4/24/87 were 7.16%, 10.83% and 9.28%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 8/29/95 were 7.55% and 10.33%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 12/1/93 were 11.71% and 10.90%, respectively.(2)


OUTLOOK

"Our outlook remains optimistic. We are looking to our international investments to provide solid growth and diversification and believe we may begin to see stronger growth as those countries move through their economic cycles."

                                           Richard Rubinstein, Portfolio Manager
                                                              September 30, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 4/24/87 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Prior to 4/1/91, the Fund's maximum sales charge rate for Class A shares was higher, so that actual account results would have been less. Class B returns show results of hypothetical investments on 9/30/95 and 8/29/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Asset Allocation Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance does not take sales charges into consideration.


2  Oppenheimer Asset Allocation Fund

[Photograph]

Bridget A. Macaskill
President
Oppenheimer
Asset Allocation Fund



DEAR SHAREHOLDER,

So far, 1996 has been a good year for investors seeking diversification across market sectors. It has also been a tough year full of anticipation. The U.S. markets have been waiting anxiously for a correction or downturn believed by many to be imminent after six years of a bullish stock market, and with emotions running high, the market has reacted to announcements of each new economic indicator with fervor.

     Aside from the decline in late July, the long-awaited correction has not come. Instead, we have seen economic indicators that show an economy growing at a pace just steady enough to keep inflation in check and prevent the Federal Reserve from raising interest rates.

     We have seen volatile but continued growth from the U.S. equity market through the first three quarters of 1996, bringing the Dow Jones Industrial Average to new highs. Perhaps due to concerns of a correction, the market has edged away from technology and small-cap growth stocks and leaned more heavily toward larger blue chip growth companies. We remain optimistic on the domestic equities market, but are keeping in mind that the U.S. is in the late stages of its economic cycle and high returns such as we saw last year cannot continue unabated forever. More realistically, we anticipate a return to the high single-digit returns of the "normal nineties."

     In the bond market, fears of rising interest rates led to volatility during the first nine months of the year. This interest rate uncertainty fueled a decline in bond prices and forced yields to rise. Although it has been a tough period for fixed-income investors, we consider this period's devaluation in bonds as an opportunity to find good value at cheaper prices. More recent indicators have shown that the economy should continue on its course of steady growth and low inflation. As a result, we could see a decline in interest rates in the coming twelve months, which could lead to a rebound in the bond market.

     When you look at the opportunities available in both the U.S. fixed-income and equity markets, the outlook for diversified investing is very positive. Using a mutual fund that invests in both stocks and bonds gives you access to professional managers who are continually evaluating the appropriate mixture of stocks and bonds. Although stocks tend to produce the highest returns, they also typically present the greatest risk. Bonds, on the other hand, will produce more stable returns, but tend to fluctuate less on the downside than do stocks.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping your reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1996


3  Oppenheimer Asset Allocation Fund

     Q & A               [Photograph]             [Photograph]


Q -  WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM OVER THE PERIOD?

The portfolio has performed well over the period while keeping within its objectives of seeking high total investment return, which includes current income as well as capital appreciation. The portfolio is structured to perform in many market environments. The Fund's Class A shares are ranked 62nd out of 178 funds in its category rated by Lipper Analytical Services for the 1-year period ended 9/30/96. This ranking put the Fund in the second quartile versus its competitors.(1)

[Photograph]

WHAT WERE THE PRIMARY REASONS FOR THE FUND'S STRONG PERFORMANCE?

Our domestic stock and bond holdings were the primary drivers of our performance. Our energy stocks also proved an important source of return. During the period, we increased the portfolio's energy holdings anticipating better profits. We expected that higher oil prices and cheaper finding costs would increase profits. We saw higher than expected demand from the emerging markets and unexpected political events in Iraq and Saudi Arabia. These incidents combined to increase the price of oil and provide higher returns to our fund.

     Another reason for the Fund's strong performance was our exposure to emerging markets, in particular, our investments in Brady Bonds, which are U.S. dollar-denominated bonds. Also, high yield bonds were another significant contributor to the Fund's positive return. However, investors in high yield bonds are subject to a greater risk that the issuer will default in its principal or interest payments. But over time, we expect the long-term returns will more than compensate for temporary risks.



1. Source:Lipper Analytical Services, 9/30/96. Oppenheimer Asset Allocation Fund is characterized by Lipper as a flexible portfolio fund. This comparison does not take sales charges into consideration.


4  Oppenheimer Asset Allocation Fund

FACING PAGE

Top left: Richard Rubinstein, Portfolio Manager, with Robert Doll, Executive VP, Director of Equity Investments

Top right:  Paul LaRocco, Member of Equity Investments Team

Bottom:  Robert Doll

THIS PAGE
Top: Richard Rubinstein

Bottom:  Bruce Bartlett, Member of Equity Investments Team


A -  OUR DOMESTIC STOCK AND BOND HOLDINGS WERE THE PRIMARY DRIVERS
OF OUR
PERFORMANCE.


WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS EXPECTED?

Though we remain committed to the international sector, many of our foreign holdings have continued to underperform the U.S. equity markets. International investments are good diversifiers of risk and over the long term, have the potential to grow faster than many of our U.S. companies.

     Some of our technology holdings didn't perform as well as we had expected. We attribute this, in part, to the hefty competition in the technology sector and pricing wars between competitors.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are targeting companies related to agriculture. We believe that the growth of emerging markets will lead to an increase in food consumption, which will keep agricultural prices high. As a result, we are seeking companies that stand to benefit from higher grain prices, like fertilizer companies and equipment manufacturers.

[Photograph]

     Additionally, we have recently added to our technology sector. Technology stocks, despite temporary declines, are currently undervalued. We feel there is good upside potential in this sector over the long term for the dominant companies.(2)

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains optimistic. The domestic equity markets have performed well, though we may be due for another correction over the next twelve months. We are also looking to our international investments to provide solid growth and diversification and believe we may begin to see stronger growth as those countries move through their economic cycles.

[Photograph]


2. The Fund's portfolio is subject to change.


5  Oppenheimer Asset Allocation Fund

                           STATEMENT OF INVESTMENTS  September 30, 1996


                                                                                                           FACE       MARKET
VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
MORTGAGE-BACKED OBLIGATIONS--0.5%
------------------------------------------------------------------------------------------------------------------
----------------
                           Federal National Mortgage Assn.:
                           11.50%, 7/1/11                                                             $     146,907  $
162,530
                           11.75%, 1/1/16                                                                   175,012
196,833

-------------------------------------------------------------------------------------------------------
                           Government National Mortgage Assn., 9%, 11/15/08--5/15/09
524,930        558,216

-------------------------------------------------------------------------------------------------------
                           Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                           Series 1994-C2, Cl. E, 8%, 4/25/25                                               375,127
364,225
                                                                                                                     -------------
                           Total Mortgage-Backed Obligations (Cost $1,162,963)
   1,281,804

------------------------------------------------------------------------------------------------------------------
----------------
U.S. GOVERNMENT OBLIGATIONS--11.9%
------------------------------------------------------------------------------------------------------------------
----------------
                           U.S. Treasury Bonds, STRIPS, Zero Coupon:
                           7.10%, 11/15/18(2)                                                            17,000,000
3,502,476
                           7.313%, 8/15/19(2)                                                            18,700,000
3,651,736

-------------------------------------------------------------------------------------------------------
                           U.S. Treasury Nts.:
                           8.25%, 7/15/98                                                                16,000,000
16,590,000
                           8.875%, 11/15/98                                                                 950,000
1,001,062
                           9.25%, 8/15/98                                                                 9,450,000
9,972,697
                                                                                                                     -------------
                           Total U.S. Government Obligations (Cost $34,052,281)
   34,717,971

------------------------------------------------------------------------------------------------------------------
----------------
FOREIGN GOVERNMENT OBLIGATIONS--14.6%
------------------------------------------------------------------------------------------------------------------
----------------
                           Argentina (Republic of):
                           Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(3)(4)
1,544,136      1,408,007
                           Par Bonds, 5.25%, 3/31/23(5)                                                  10,000,000
5,850,000
                           Past Due Interest Bonds, Series L, 6.625%, 3/31/05(3)
5,880,000      4,931,850

-------------------------------------------------------------------------------------------------------
                           Bonos de la Tesoreria de la Federacion, Zero Coupon,
                           48.252%, 10/3/96(2) MXP                                                        4,384,900
579,822

-------------------------------------------------------------------------------------------------------
                           Brazil (Federal Republic of) Par Bonds, 5%, 4/15/24(5)
7,500,000      4,476,563

-------------------------------------------------------------------------------------------------------
                           Canada (Government of) Bonds:
                           9.75%, 12/1/01 CAD                                                             6,000,000
5,068,535
                           9.75%, 6/1/01 CAD                                                              2,000,000
1,677,282

-------------------------------------------------------------------------------------------------------
                           Denmark (Kingdom of) Bonds, 8%, 3/15/06 DKK
21,900,000      4,004,914

-------------------------------------------------------------------------------------------------------
                           Eskom Depositary Receipts, Series E168, 11%, 6/1/08 ZAR
6,430,000      1,093,837

-------------------------------------------------------------------------------------------------------
                           Italy (Republic of) Treasury Bonds, Buoni del Tesoro
                           Poliennali, 8.50%, 8/1/99 ITL                                              1,800,000,000
1,204,257

-------------------------------------------------------------------------------------------------------
                           New Zealand Government Bonds, 8%, 2/15/01 NZD
7,460,000      5,203,616

-------------------------------------------------------------------------------------------------------
                           Poland (Republic of) Treasury Bills, Zero Coupon:
                           20.70%, 1/8/97(2) PLZ                                                          2,360,000
799,056
                           24.131%, 11/13/96(2) PLZ                                                       2,300,000
801,216

-------------------------------------------------------------------------------------------------------
                           Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03 AUD
   2,500,000      2,263,395

-------------------------------------------------------------------------------------------------------
                           Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 AUD
1,500,000      1,219,490

-------------------------------------------------------------------------------------------------------
                           United Kingdom Treasury Nts., 13%, 7/14/00 GBP
1,050,000      1,967,831
                                                                                                                     -------------
                           Total Foreign Government Obligations (Cost $39,944,054)
     42,549,671



                           6  Oppenheimer Asset Allocation Fund


                                                                                                           FACE       MARKET
VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.4%
------------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--2.2%
------------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--0.5%            Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03
     $     500,000  $     546,146

-------------------------------------------------------------------------------------------------------
                           Viridian, Inc., 9.75% Nts., 4/1/03                                               750,000
780,000
                                                                                                                     -------------
                                                                                                                         1,326,146

------------------------------------------------------------------------------------------------------------------
----------------
METALS--0.2%               Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03
            500,000        545,000
------------------------------------------------------------------------------------------------------------------
----------------
PAPER--1.5%                Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05
      750,000        826,875

-------------------------------------------------------------------------------------------------------
                           Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06
1,000,000        985,000

-------------------------------------------------------------------------------------------------------
                           Riverwood International Corp., 10.875% Sr. Sub. Nts., 4/1/08
1,000,000        990,000

-------------------------------------------------------------------------------------------------------

                           SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04
1,000,000      1,083,750

-------------------------------------------------------------------------------------------------------
                           Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05
500,000        485,000
                                                                                                                     -------------
                                                                                                                         4,370,625

------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--4.1%
------------------------------------------------------------------------------------------------------------------
----------------
AUTOS & HOUSING--0.6%      Hovnanian K. Enterprises, Inc., 11.25% Sub. Gtd. Nts.,
4/15/02                   725,000        712,312

-------------------------------------------------------------------------------------------------------
                           Lear Corp., 9.50% Sub. Nts., 7/15/06                                           1,000,000
1,047,500
                                                                                                                     -------------
                                                                                                                         1,759,812

LEISURE &
ENTERTAINMENT--0.2%        Apple South, Inc., 9.75% Sr. Nts., 6/1/06
    500,000        495,000

-------------------------------------------------------------------------------------------------------
                           Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(6)
213,908        223,266
                                                                                                                     -------------
                                                                                                                           718,266

------------------------------------------------------------------------------------------------------------------
----------------
MEDIA--2.8%                Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(7)
      200,000        153,500

-------------------------------------------------------------------------------------------------------
                           Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08
1,000,000      1,030,000

-------------------------------------------------------------------------------------------------------
                           Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04
500,000        518,125

-------------------------------------------------------------------------------------------------------
                           News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05
1,000,000      1,061,373

-------------------------------------------------------------------------------------------------------
                           Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts.,
8/1/03(7)  1,250,000      1,137,500

-------------------------------------------------------------------------------------------------------
                           Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07
1,000,000      1,005,000

-------------------------------------------------------------------------------------------------------
                           SCI Television, Inc., 11% Sr. Nts., 6/30/05                                      500,000
 535,625

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 7.95% Nts., 2/1/00                                          1,000,000
1,028,109

-------------------------------------------------------------------------------------------------------
                           TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                  1,100,000
    1,221,967

-------------------------------------------------------------------------------------------------------
                           United International Holdings, Inc.,
                           Zero Coupon Sr. Sec. Disc. Nts., 12.819%, 11/15/99(2)
550,000        385,000
                                                                                                                     -------------
                                                                                                                         8,076,199
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--0.3%      Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02
            900,000        976,500
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: SPECIALTY--0.2%    Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01
           500,000        534,375

                           7  Oppenheimer Asset Allocation Fund


                                                                                                           FACE       MARKET
VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--1.5%
------------------------------------------------------------------------------------------------------------------
----------------
FOOD--0.7%                 Grand Union Co., 12% Sr. Nts., 9/1/04                                      $
1,137,000  $   1,152,634

-------------------------------------------------------------------------------------------------------
                           Ralph's Grocery Co.:
                           10.45% Sr. Nts., 6/15/04                                                         500,000
511,250
                           11% Sr. Sub. Nts., 6/15/05                                                       500,000
505,625
                                                                                                                     -------------
                                                                                                                         2,169,509

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES &
SERVICES--0.5%             Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A,
4/15/04        1,000,000      1,095,000

-------------------------------------------------------------------------------------------------------
                           Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02
345,000        383,813
                                                                                                                     -------------
                                                                                                                         1,478,813

------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS--0.3%      Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                           Series B, 12.09%, 5/27/98(2)                                                   1,000,000
855,000
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY--1.6%
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY SERVICES &          Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99
        400,000        434,000
PRODUCERS--1.6%
-------------------------------------------------------------------------------------------------------
                           J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06
1,000,000      1,022,500

-------------------------------------------------------------------------------------------------------
                           Maxus Energy Corp., 11.50% Debs., 11/15/15
1,000,000      1,045,000

-------------------------------------------------------------------------------------------------------
                           Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06
1,000,000      1,056,250

-------------------------------------------------------------------------------------------------------
                           TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02
1,000,000      1,065,000
                                                                                                                     -------------
                                                                                                                         4,622,750

------------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL--0.8%
------------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED
FINANCIAL--0.4%            GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98
1,250,000      1,262,500
------------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--0.4%            Conseco, Inc., 8.125% Sr. Nts., 2/15/03
1,000,000      1,023,948
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL--0.7%
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL
MATERIALS--0.4%            Owens-Illinois, Inc.:
                           10% Sr. Sub. Nts., 8/1/02                                                        500,000
521,250
                           11% Sr. Debs., 12/1/03                                                           650,000
713,375
                                                                                                                     -------------
                                                                                                                         1,234,625

------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL SERVICES--0.3%  EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03
       1,000,000        955,000
------------------------------------------------------------------------------------------------------------------
----------------
TECHNOLOGY--0.8%
------------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE--0.4%    Communications & Power Industries, Inc., 12% Sr. Sub.
Nts.,
                           Series B, 8/1/05                                                               1,000,000
1,092,500

-------------------------------------------------------------------------------------------------------
                           Unisys Corp., 15% Credit Sensitive Nts., 7/1/97(3)                               200,000
      212,000
                                                                                                                     -------------
                                                                                                                         1,304,500

------------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS-        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
                           Series B, 4/15/03(7)(8)                                                          500,000
307,500

-------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.4%           PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(7)          1,000,000        815,000
                                                                                                                     -------------
                                                                                                                         1,122,500

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--0.7%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--0.4%   First PV Funding Corp., 10.15% Lease Obligation Bonds,
                           Series 1986B, 1/15/16                                                          1,000,000
1,057,500
------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES--0.3%  Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06
               750,000        770,625
                                                                                                                     -------------
                           Total Non-Convertible Corporate Bonds and Notes (Cost $35,105,263)
            36,164,193

------------------------------------------------------------------------------------------------------------------
----------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.5%
------------------------------------------------------------------------------------------------------------------
----------------
                           MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,552,096)
 1,650,000      1,476,750



                           8  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
COMMON STOCKS--51.0%
------------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--2.6%
------------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--1.5%            Agrium, Inc.                                                                      80,000  $
 1,086,250

-------------------------------------------------------------------------------------------------------
                           Bayer AG, Sponsored ADR                                                           90,000
3,304,341
                                                                                                                     -------------
                                                                                                                         4,390,591

------------------------------------------------------------------------------------------------------------------
----------------
METALS--0.5%               Brush Wellman, Inc.                                                               72,300
 1,391,775
------------------------------------------------------------------------------------------------------------------
----------------
PAPER--0.6%                Aracruz Celulose SA, Sponsored ADR, Cl. B
99,000        866,250

-------------------------------------------------------------------------------------------------------
                           Stone Container Corp.                                                             54,200
846,875
                                                                                                                     -------------
                                                                                                                         1,713,125

------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--9.1%
------------------------------------------------------------------------------------------------------------------
----------------
Autos & Housing--0.8%      Duracell International, Inc.
16,000      1,026,000

-------------------------------------------------------------------------------------------------------
                           General Motors Corp.                                                              18,000
864,000

-------------------------------------------------------------------------------------------------------
                           IRSA Inversiones y Representaciones, SA                                          193,056
   563,796
                                                                                                                     -------------
                                                                                                                         2,453,796


------------------------------------------------------------------------------------------------------------------
----------------
LEISURE &
ENTERTAINMENT--4.8%        Alaska Air Group, Inc.(9)
77,000      1,645,875

-------------------------------------------------------------------------------------------------------
                           AMR Corp.(9)(10)                                                                  17,600
1,401,400

-------------------------------------------------------------------------------------------------------
                           Carnival Corp., Cl. A                                                             43,800
1,357,800

-------------------------------------------------------------------------------------------------------
                           Circus Circus Enterprises, Inc.(9)                                                18,000
636,750

-------------------------------------------------------------------------------------------------------
                           Cracker Barrel Old Country Store, Inc.                                            55,300
1,251,162

-------------------------------------------------------------------------------------------------------
                           Eastman Kodak Co.                                                                 22,000
1,727,000

-------------------------------------------------------------------------------------------------------
                           International Game Technology                                                     68,000
1,394,000

-------------------------------------------------------------------------------------------------------
                           King World Productions, Inc.(9)                                                   27,000
995,625

-------------------------------------------------------------------------------------------------------
                           Mattel, Inc.                                                                      39,437      1,020,432

-------------------------------------------------------------------------------------------------------
                           Outback Steakhouse, Inc.(9)                                                        2,400
57,900

-------------------------------------------------------------------------------------------------------
                           Shangri-La Asia Ltd.                                                             550,000
732,573

-------------------------------------------------------------------------------------------------------
                           Shimano, Inc.                                                                     54,000      1,003,636

-------------------------------------------------------------------------------------------------------
                           U S West Media Group(9)                                                           47,000
793,125
                                                                                                                     -------------
                                                                                                                        14,017,278

------------------------------------------------------------------------------------------------------------------
----------------
MEDIA--1.6%                Comcast Corp., Cl. A Special
112,800      1,734,300

-------------------------------------------------------------------------------------------------------
                           Dow Jones & Co., Inc.                                                             21,000
777,000

-------------------------------------------------------------------------------------------------------
                           South China Morning Post Holdings Ltd.                                         1,440,000
  1,070,733

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc.                                                                 30,000
1,158,750
                                                                                                                     -------------
                                                                                                                         4,740,783

------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--1.2%      Cone Mills Corp.(9)
161,500      1,271,812

-------------------------------------------------------------------------------------------------------
                           Donna Karan International, Inc.(9)                                                44,500
1,017,937

-------------------------------------------------------------------------------------------------------
                           Price/Costco, Inc.(9)                                                             54,300
1,113,150
                                                                                                                     -------------
                                                                                                                         3,402,899

------------------------------------------------------------------------------------------------------------------
----------------
RETAIL: SPECIALTY--0.7%    Gymboree Corp.(9)(10)
33,000      1,002,375

-------------------------------------------------------------------------------------------------------
                           Toys 'R' Us, Inc.(9)(10)                                                          32,600
949,475
                                                                                                                     -------------
                                                                                                                         1,951,850



                           9  Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                          Shares       See Note 1
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--8.9%
------------------------------------------------------------------------------------------------------------------
----------------
BEVERAGES--0.4%            Guinness PLC                                                                     144,000
$   1,029,967

-------------------------------------------------------------------------------------------------------
                           Whitman Corp.                                                                     11,500
265,938
                                                                                                                     -------------
                                                                                                                         1,295,905

------------------------------------------------------------------------------------------------------------------
----------------
FOOD--1.3%                 Chiquita Brands International, Inc.                                               45,000
      551,250

-------------------------------------------------------------------------------------------------------
                           Groupe Danone                                                                      3,707
541,550

-------------------------------------------------------------------------------------------------------
                           IBP, Inc.(10)                                                                     27,000        627,750

-------------------------------------------------------------------------------------------------------
                           Nestle SA, Sponsored ADR                                                          20,000
1,115,232

-------------------------------------------------------------------------------------------------------
                           Sara Lee Corp.                                                                    30,000
1,072,500
                                                                                                                     -------------
                                                                                                                         3,908,282

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/DRUGS--4.3%     Abbott Laboratories
20,000        985,000

-------------------------------------------------------------------------------------------------------
                           American Home Products Corp.                                                      15,400
981,750

-------------------------------------------------------------------------------------------------------
                           Astra AB Free, Series A                                                           23,000
971,240

-------------------------------------------------------------------------------------------------------
                           Bristol-Myers Squibb Co.(10)                                                      21,400
2,062,425

-------------------------------------------------------------------------------------------------------

                           Ciba-Geigy AG                                                                      2,275
2,911,013

-------------------------------------------------------------------------------------------------------
                           Genzyme Corp.(9)                                                                  42,000
1,071,000

-------------------------------------------------------------------------------------------------------
                           Johnson & Johnson                                                                 36,800
1,886,000

-------------------------------------------------------------------------------------------------------
                           Mylan Laboratories, Inc.                                                          45,800
784,325

-------------------------------------------------------------------------------------------------------
                           SmithKline Beecham PLC, ADR                                                       16,000
974,000
                                                                                                                     -------------
                                                                                                                        12,626,753

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES &      Manor Care, Inc.(10)
21,600        828,900
SERVICES--1.3%
-------------------------------------------------------------------------------------------------------
                           Medtronic, Inc.(10)                                                               19,800
1,269,675

-------------------------------------------------------------------------------------------------------
                           Nellcor Puritan Bennett, Inc.(9)                                                  36,000
792,000

-------------------------------------------------------------------------------------------------------
                           WellPoint Health Networks, Inc.(9)                                                30,009
975,293
                                                                                                                     -------------
                                                                                                                         3,865,868

------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS--1.0%      Kimberly-Clark Corp.
9,800        863,625

-------------------------------------------------------------------------------------------------------
                           Procter & Gamble Co.                                                              12,000
1,170,000

-------------------------------------------------------------------------------------------------------
                           Wella AG                                                                           1,350        812,515
                                                                                                                     -------------
                                                                                                                         2,846,140

------------------------------------------------------------------------------------------------------------------
----------------
TOBACCO--0.6%              Philip Morris Cos., Inc.                                                          20,600
   1,848,850
------------------------------------------------------------------------------------------------------------------
----------------
Energy--3.6%
------------------------------------------------------------------------------------------------------------------
----------------
Energy Services &          Kerr-McGee Corp.                                                                   9,000
 547,875
Producers--0.7%
-------------------------------------------------------------------------------------------------------
                           Landmark Graphics Corp.(9)                                                        28,600
840,125

-------------------------------------------------------------------------------------------------------
                           Weatherford Enterra, Inc.(9)                                                      27,000
739,125
                                                                                                                     -------------
                                                                                                                         2,127,125


                           10  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
OIL-INTEGRATED--2.9%       Atlantic Richfield Co.
13,500  $   1,721,250

-------------------------------------------------------------------------------------------------------
                           Enterprise Oil PLC                                                                90,000
768,254

-------------------------------------------------------------------------------------------------------
                           Louisiana Land & Exploration Co.                                                  12,000
631,500

-------------------------------------------------------------------------------------------------------
                           Royal Dutch Petroleum Co.                                                          6,300
983,588

-------------------------------------------------------------------------------------------------------
                           Saga Petroleum AS, Cl. B                                                          63,000
925,397

-------------------------------------------------------------------------------------------------------
                           Total SA, Sponsored ADR                                                           17,800
696,425

-------------------------------------------------------------------------------------------------------
                           Unocal Corp.                                                                      50,000      1,800,000

-------------------------------------------------------------------------------------------------------
                           YPF Sociedad Anonima, Cl. D, ADR                                                  35,000
  800,625
                                                                                                                     -------------
                                                                                                                         8,327,039

------------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL--8.4%
------------------------------------------------------------------------------------------------------------------
----------------
BANKS--5.4%                Akbank T.A.S.                                                                  1,995,500
 204,215

-------------------------------------------------------------------------------------------------------
                           Banco Frances del Rio de la Plata SA                                              81,675
710,663

-------------------------------------------------------------------------------------------------------
                           Chase Manhattan Corp. (New)(10)                                                   90,000
7,211,250

-------------------------------------------------------------------------------------------------------
                           Citicorp(10)                                                                       9,900        897,188

-------------------------------------------------------------------------------------------------------
                           Deutsche Bank, Sponsored ADR                                                      22,500
1,060,634

-------------------------------------------------------------------------------------------------------
                           NationsBank Corp.(10)                                                             65,200
5,664,250
                                                                                                                     -------------
                                                                                                                        15,748,200

------------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED
FINANCIAL--1.0%            American Express Co.
29,000      1,341,250

-------------------------------------------------------------------------------------------------------
                           Dean Witter, Discover & Co.                                                       14,000
770,000

-------------------------------------------------------------------------------------------------------
                           Federal Home Loan Mortgage Corp.                                                   8,600
841,725
                                                                                                                     -------------
                                                                                                                         2,952,975

------------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--2.0%            ACE Ltd.                                                                          20,000
1,057,500

-------------------------------------------------------------------------------------------------------
                           American International Group, Inc.(10)                                             8,100
816,075

-------------------------------------------------------------------------------------------------------
                           American Re Corp.(10)                                                             36,000
2,286,000

-------------------------------------------------------------------------------------------------------
                           Skandia Forsakrings AB                                                            27,000
747,206

-------------------------------------------------------------------------------------------------------
                           UNUM Corp.                                                                        12,000
769,500
                                                                                                                     -------------
                                                                                                                         5,676,281

------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL--4.8%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRICAL
EQUIPMENT--0.4%            General Electric Co.                                                              13,400
    1,219,400
------------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL
MATERIALS--1.2%            Owens Corning                                                                     54,000
   1,991,250

-------------------------------------------------------------------------------------------------------
                           Rubbermaid, Inc.                                                                  25,300
619,850

-------------------------------------------------------------------------------------------------------
                           Wolverine Tube, Inc.(9)                                                           23,500
1,010,500
                                                                                                                     -------------
                                                                                                                         3,621,600

------------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURING--1.8%        AGCO Corp.
32,400        826,200

-------------------------------------------------------------------------------------------------------
                           Mannesmann AG                                                                      3,500
1,312,100

-------------------------------------------------------------------------------------------------------
                           Pacific Dunlop Ltd.                                                              333,000
690,320

-------------------------------------------------------------------------------------------------------
                           Tenneco, Inc.                                                                     38,000      1,904,750

-------------------------------------------------------------------------------------------------------
                           Westinghouse Air Brake Co.                                                        42,600
479,250
                                                                                                                     -------------
                                                                                                                         5,212,620


                           11  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
TRANSPORTATION--1.4%       Burlington Northern Santa Fe Corp.
    24,500     $2,067,188

-------------------------------------------------------------------------------------------------------
                           Canadian National Railway Co.                                                     27,000
554,949

-------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA                                                                  58,200
909,375

-------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA, Sponsored ADR                                                   25,650
400,781
                                                                                                                     -------------
                                                                                                                         3,932,293

------------------------------------------------------------------------------------------------------------------
----------------
TECHNOLOGY--11.3%
------------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE--0.3%    Rockwell International Corp.
   15,000        845,625
------------------------------------------------------------------------------------------------------------------
----------------
COMPUTER HARDWARE--1.5%    Digital Equipment Corp.(9)(10)
         17,000        607,750

-------------------------------------------------------------------------------------------------------
                           International Business Machines Corp.                                             12,300
1,531,350

-------------------------------------------------------------------------------------------------------
                           Moore Corp. Ltd.                                                                  40,000
735,000

-------------------------------------------------------------------------------------------------------
                           Xerox Corp.(10)                                                                   30,000
1,608,750
                                                                                                                     -------------
                                                                                                                         4,482,850

------------------------------------------------------------------------------------------------------------------
----------------
COMPUTER SOFTWARE--4.1%    America Online, Inc.(9)
  23,600        840,750

-------------------------------------------------------------------------------------------------------
                           Business Objects SA, Sponsored ADR(9)                                             50,000
   962,500

-------------------------------------------------------------------------------------------------------
                           Computer Associates International, Inc.(10)                                       54,300
3,244,425

-------------------------------------------------------------------------------------------------------
                           Electronic Arts, Inc.(9)(10)                                                      38,500
1,438,938

-------------------------------------------------------------------------------------------------------
                           Microsoft Corp.(9)(10)                                                             6,700
883,563

-------------------------------------------------------------------------------------------------------
                           Nintendo Co. Ltd.                                                                 31,500
2,022,222

-------------------------------------------------------------------------------------------------------
                           Novell, Inc.(9)                                                                   97,000      1,067,000

-------------------------------------------------------------------------------------------------------
                           Sybase, Inc.(9)                                                                   32,000        476,000

-------------------------------------------------------------------------------------------------------
                           Symantec Corp.(9)                                                                 90,502
984,209
                                                                                                                     -------------
                                                                                                                        11,919,607

------------------------------------------------------------------------------------------------------------------
----------------
ELECTRONICS--3.5%          Hewlett-Packard Co.
31,500      1,535,625

-------------------------------------------------------------------------------------------------------
                           Intel Corp.(10)                                                                   54,000      5,153,625

-------------------------------------------------------------------------------------------------------
                           Kyocera Corp.                                                                     12,000        856,566

-------------------------------------------------------------------------------------------------------
                           LSI Logic Corp.(9)                                                                36,500
848,625

-------------------------------------------------------------------------------------------------------
                           Nokia Corp., Sponsored ADR, A Shares(10)                                          20,500
     907,125

-------------------------------------------------------------------------------------------------------
                           VLSI Technology, Inc.(9)                                                          51,200
832,000
                                                                                                                     -------------
                                                                                                                        10,133,566


                           12  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS-        Airtouch Communications, Inc.(9)
      32,900  $     908,863
TECHNOLOGY--1.9%
-------------------------------------------------------------------------------------------------------
                           Bay Networks, Inc.(9)                                                             19,180
522,655

-------------------------------------------------------------------------------------------------------
                           Cisco Systems, Inc.(9)                                                            13,700
850,256

-------------------------------------------------------------------------------------------------------
                           ECI Telecommunications Ltd.(10)                                                   45,000
945,000

-------------------------------------------------------------------------------------------------------
                           MCI Communications Corp.                                                          89,000
2,280,625
                                                                                                                     -------------
                                                                                                                         5,507,399

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--2.3%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--1.0%   Korea Electric Power Corp.
15,800        522,203

-------------------------------------------------------------------------------------------------------
                           Public Service Enterprise Group, Inc.                                             42,000
1,123,500

-------------------------------------------------------------------------------------------------------
                           Verbund Oest Electriz                                                             17,100
1,182,642
                                                                                                                     -------------
                                                                                                                         2,828,345

------------------------------------------------------------------------------------------------------------------
----------------
GAS UTILITIES--0.2%        Hong Kong & China Gas Co. Ltd.
374,488        636,817
------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES--1.1%  BCE, Inc.
30,600      1,308,150

-------------------------------------------------------------------------------------------------------
                           Portugal Telecom SA                                                               10,500
270,107

-------------------------------------------------------------------------------------------------------
                           U S West Communications Group                                                     50,000
1,487,500
                                                                                                                     -------------
                                                                                                                         3,065,757
                                                                                                                     -------------
                           Total Common Stocks (Cost $103,868,767)
148,691,394

------------------------------------------------------------------------------------------------------------------
----------------
PREFERRED STOCKS--0.9%
------------------------------------------------------------------------------------------------------------------
----------------
                           Alumax, Inc., $4.00 Cv., Series A                                                  6,333
861,288

-------------------------------------------------------------------------------------------------------
                           Cyprus Amax Minerals Co., $4.00 Cv., Series A                                     17,666
      925,257

-------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 10.25% Cum., Series K, Exchangeable Preferred
Stock(4)(6)         734        774,370
                                                                                                                     -------------
                           Total Preferred Stocks (Cost $1,973,515)
2,560,915



                                                                                                           UNITS
------------------------------------------------------------------------------------------------------------------
----------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------
----------------
                           Hong Kong & China Gas Wts., Exp. 9/97                                             57,874
    17,587

-------------------------------------------------------------------------------------------------------
                           Hyperion Telecommunications, Inc. Wts., Exp. 4/01(6)
500          5,000
                                                                                                                     -------------
                           Total Rights, Warrants and Certificates (Cost $15,337)
   22,587


                           13  Oppenheimer Asset Allocation Fund

                                                                                                           FACE       MARKET
VALUE
                                                                                                         AMOUNT(1)     SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
----------------
REPURCHASE AGREEMENT--8.2%
------------------------------------------------------------------------------------------------------------------
----------------
                           Repurchase agreement with Zion First National Bank,
                           5.62%, dated 9/30/96, to be repurchased at $24,003,747 on
                           10/1/96, collateralized by U.S. Treasury Nts., 5.75%--8.875%,
                           5/15/97--8/15/04, with a value of $24,493,438 (Cost $24,000,000)
$24,000,000    $24,000,000

------------------------------------------------------------------------------------------------------------------
----------------
TOTAL INVESTMENTS, AT VALUE (COST $241,674,276)
         100.0%   291,465,285
------------------------------------------------------------------------------------------------------------------
----------------
LIABILITIES IN EXCESS OF OTHER ASSETS
(0.0)       (23,538)
                                                                                                      -------------  -------------
NET ASSETS                                                                                                    100.0% $
291,441,747
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                           1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                           AUD -- Australian Dollar         MXP -- Mexican Peso
                           CAD -- Canadian Dollar           NZD -- New Zealand Dollar
                           DKK -- Danish Krone              PLZ -- Polish Zloty
                           GBP -- British Pound Sterling    ZAR -- South African Rand
                           ITL -- Italian Lira
                           2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                           3. Represents the current interest rate for a variable rate security.
                           4. Interest or dividend is paid in kind.
                           5. Represents the current interest rate for an increasing rate security.
                           6. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial
Statements.
                           7. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated
                           future date.
                           8. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act
                           of 1933, as amended. This security has been determined to be liquid under guidelines established by the
                           Board of Trustees. This security amounts to $307,500 or 0.11% of the Fund's net assets, at September 30,
                           1996.
                           9. Non-income producing security.
                           10. A sufficient amount of securities has been designated to cover outstanding call options, as follows:

                                                                                                                          MARKET
                                                           SHARES            EXPIRATION        EXERCISE
PREMIUM      VALUE
                                                           SUBJECT TO CALL   DATE              PRICE
RECEIVED     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
------------------
AMR Corp.                                                        3,200             1/97             $95        $8,300
$3,200
------------------------------------------------------------------------------------------------------------------
------------------
American International Group, Inc.                               1,600             2/97             100
5,752          9,400
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                                7,200             1/97              50        25,175
106,200
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                                4,500            10/96              65         4,927
    563
------------------------------------------------------------------------------------------------------------------
------------------
Bristol-Myers Squibb Co.                                         4,400            12/96              95         7,568
   18,700
------------------------------------------------------------------------------------------------------------------
------------------
Chase Manhattan Corp. (New)                                     19,000             3/97              80
73,053        114,000
------------------------------------------------------------------------------------------------------------------
------------------
Citicorp                                                         2,000             1/97              90         9,440
11,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                         10,800             1/97              55
34,775         87,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                         10,800             1/97              60
50,974         67,500
------------------------------------------------------------------------------------------------------------------
------------------
Digital Equipment Corp.                                          3,400             1/97              45         7,123
   4,250
------------------------------------------------------------------------------------------------------------------
------------------
ECI Telecommunications Ltd.                                      9,000             2/97              25        16,604
       12,375
------------------------------------------------------------------------------------------------------------------
------------------
Electronic Arts, Inc.                                            8,400             3/97              30        30,197
87,150
------------------------------------------------------------------------------------------------------------------
------------------
Gymboree Corp.                                                   6,600             1/97              35         8,877
14,438
------------------------------------------------------------------------------------------------------------------
------------------
IBP, Inc.                                                       27,000            11/96              25        59,938
10,125
------------------------------------------------------------------------------------------------------------------
------------------
Intel Corp.                                                     10,800             1/97              90        33,425
113,400
------------------------------------------------------------------------------------------------------------------
------------------
Manor Care, Inc.                                                 4,200             4/97              40         5,649
9,713
------------------------------------------------------------------------------------------------------------------
------------------
Medtronic, Inc.                                                  3,800             2/97              55        12,236
40,850
------------------------------------------------------------------------------------------------------------------
------------------
Microsoft Corp.                                                  6,700             1/97             125        60,097
97,150
------------------------------------------------------------------------------------------------------------------
------------------
NationsBank Corp.                                               13,000             2/97              90        67,858
 47,124
------------------------------------------------------------------------------------------------------------------
------------------
Nokia Corp., Sponsored ADR, A Shares                             4,000             4/97              45
10,880         18,500
------------------------------------------------------------------------------------------------------------------
------------------
Toys 'R' Us, Inc.                                                6,400             3/97              35         6,608
3,200
------------------------------------------------------------------------------------------------------------------
------------------
Xerox Corp.                                                      6,000             1/97              55        12,738
18,750
                                                                                                           ----------     ----------
                                                                                                           $  552,194     $  896,088
                                                                                                           ----------     ----------
                                                                                                           ----------     ----------


                           See accompanying Notes to Financial Statements.

                           14  Oppenheimer Asset Allocation Fund


                           STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996
------------------------------------------------------------------------------------------------------------------
----------------
ASSETS                     Investments, at value (cost $241,674,276)--see accompanying statement
                $ 291,465,285

-------------------------------------------------------------------------------------------------------
                           Cash                                                                                            397,482

-------------------------------------------------------------------------------------------------------
                           Unrealized appreciation on forward foreign currency exchange contracts--Note
5                      974

-------------------------------------------------------------------------------------------------------
                           Receivables:
                           Interest, dividends and principal paydowns
2,638,803
                           Investments sold                                                                                679,786
                           Shares of beneficial interest sold
286,715

-------------------------------------------------------------------------------------------------------
                           Other                                                                                            19,537
                                                                                                                     -------------
                           Total assets                                                                                295,488,582

------------------------------------------------------------------------------------------------------------------
----------------
LIABILITIES                Options written, at value (premiums received $552,194)--
                           see accompanying statement--Note 6
896,088

-------------------------------------------------------------------------------------------------------
                           Payables and other liabilities:
                           Investments purchased
1,918,420
                           Shares of beneficial interest redeemed
629,197
                           Trustees' fees                                                                                  182,123
                           Distribution and service plan fees
144,390
                           Shareholder reports                                                                              56,678
                           Transfer and shareholder servicing agent fees
26,623
                           Other                                                                                           193,316
                                                                                                                     -------------
                           Total liabilities                                                                             4,046,835

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSETS                                                                                                           $
291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

------------------------------------------------------------------------------------------------------------------
----------------
COMPOSITION OF             Paid-in capital                                                                           $
225,707,312
NET ASSETS
-------------------------------------------------------------------------------------------------------
                           Undistributed net investment income
615,057

-------------------------------------------------------------------------------------------------------
                           Accumulated net realized gain on investments and foreign currency
transactions               15,672,173

-------------------------------------------------------------------------------------------------------
                           Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
49,447,205
                                                                                                                     -------------
                           Net assets                                                                                $ 291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSET VALUE            Class A Shares:
PER SHARE
-------------------------------------------------------------------------------------------------------
                           Net asset value and redemption price per share (based on net assets of $264,358,580 and 18,756,434 shares of beneficial interest outstanding)
             $14.09
                           Maximum offering price per share (net asset value plus
                           sales charge of 5.75% of offering price)
$14.95


-------------------------------------------------------------------------------------------------------
                           Class B Shares:
                           Net asset value, redemption price and offering price per share (based on net assets
                           of $5,996,160 and 428,130 shares of beneficial interest outstanding)
          $14.01


-------------------------------------------------------------------------------------------------------
                           Class C Shares:
                           Net asset value, redemption price and offering price per share (based on net assets
                           of $21,087,007 and 1,503,813 shares of beneficial interest outstanding)
           $14.02


                           See accompanying Notes to Financial Statements.


                           15  Oppenheimer Asset Allocation Fund


                           STATEMENT OF OPERATIONS   For the Nine Months Ended September
30, 1996


------------------------------------------------------------------------------------------------------------------
----------------
INVESTMENT INCOME          Interest (net of foreign withholding taxes of $9,260)
                 $   9,646,866

-------------------------------------------------------------------------------------------------------
                           Dividends (net of foreign withholding taxes of $77,444)
 2,710,998
                                                                                                                     -------------

                           Total income                                                                                 12,357,864

------------------------------------------------------------------------------------------------------------------
----------------
EXPENSES                   Management fees--Note 4
1,544,001

-------------------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                                                         345,838
                           Class B                                                                                          26,446
                           Class C                                                                                         133,941

-------------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4
  263,045

-------------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses--Note 1
98,917

-------------------------------------------------------------------------------------------------------
                           Shareholder reports                                                                              98,446

-------------------------------------------------------------------------------------------------------
                           Custodian fees and expenses
72,595

-------------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                          49,590

-------------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class B                                                                                           2,428
                           Class C                                                                                           4,485

-------------------------------------------------------------------------------------------------------
                           Other                                                                                            22,415
                                                                                                                     -------------
                           Total expenses                                                                                2,662,147

------------------------------------------------------------------------------------------------------------------
----------------
NET INVESTMENT INCOME
9,695,717

------------------------------------------------------------------------------------------------------------------
----------------
REALIZED AND UNREALIZED    Net realized gain on:
GAIN (LOSS)                Investments and options written (including premiums on options
exercised)                    14,287,148
                           Closing and expiration of options written
836,046
                           Foreign currency transactions
421,291
                                                                                                                     -------------
                           Net realized gain                                                                            15,544,485


-------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on:
                           Investments                                                                                   5,331,900
                           Translation of assets and liabilities denominated in foreign currencies
       (938,617)
                                                                                                                     -------------
                           Net change                                                                                    4,393,283
                                                                                                                     -------------
                           Net realized and unrealized gain
19,937,768

------------------------------------------------------------------------------------------------------------------
----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                             $  29,633,485
                                                                                                                     -------------
                                                                                                                     -------------

                           The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.


                           16  Oppenheimer Asset Allocation Fund

                           STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NINE MONTHS         YEAR
ENDED
                                                                                               ENDED SEPT. 30,
DECEMBER 31,
                                                                                               1996(1)             1995
------------------------------------------------------------------------------------------------------------------
----------------
OPERATIONS                 Net investment income                                               $     9,695,717
$    10,269,144

-------------------------------------------------------------------------------------------------------
                           Net realized gain                                                        15,544,485
11,752,299

-------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation                     4,393,283
     31,347,982
                                                                                               ---------------     ---------------
                           Net increase in net assets resulting from operations                     29,633,485
  53,369,425

------------------------------------------------------------------------------------------------------------------
----------------
DIVIDENDS AND              Dividends from net investment income:
DISTRIBUTIONS TO           Class A                                                                  (8,029,426)
(9,264,819)
SHAREHOLDERS               Class B                                                                    (114,496)
 (14,574)
                           Class C                                                                    (478,886)           (386,395)

-------------------------------------------------------------------------------------------------------
                           Distributions from net realized gain:
                           Class A                                                                          --         (10,313,461)
                           Class B                                                                          --             (52,208)
                           Class C                                                                          --            (630,243)

------------------------------------------------------------------------------------------------------------------
----------------
BENEFICIAL INTEREST        Net increase (decrease) in net assets resulting from
TRANSACTIONS               beneficial interest transactions--Note 2:
                           Class A                                                                  (6,428,157)
(18,002,247)
                           Class B                                                                   4,480,009           1,310,712
                           Class C                                                                   4,355,405           5,054,751

------------------------------------------------------------------------------------------------------------------
----------------
NET ASSETS                 Total increase                                                           23,417,934
21,070,941

-------------------------------------------------------------------------------------------------------
                           Beginning of period                                                     268,023,813
246,952,872

                                                                                               ---------------     ---------------

                           End of period [including undistributed (overdistributed) net
                           investment income of $615,057 and $(621,120), respectively]         $
291,441,747     $   268,023,813
                                                                                               ---------------     ---------------
                                                                                               ---------------     ---------------


                           1. The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.



17  Oppenheimer Asset Allocation Fund

FINANCIAL HIGHLIGHTS


                                                  CLASS A

------------------------------------------------------------------------------
                                                  NINE MONTHS
                                                  ENDED
                                                  SEPTEMBER 30, YEAR ENDED DECEMBER 31,

                                                  1996(2)       1995          1994          1993          1992
1991(4)
------------------------------------------------------------------------------------------------------------------
--------------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                $13.07        $11.52        $13.05        $11.63
$11.22        $10.19
------------------------------------------------------------------------------------------------------------------
--------------
Income (loss) from investment operations:
Net investment income (loss)                           .49           .52           .54           .44           .39
 .40
Net realized and unrealized gain (loss)                .96          2.08          (.75)         1.43           .44
     1.06
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.45          2.60          (.21)         1.87           .83          1.46

------------------------------------------------------------------------------------------------------------------
--------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.43)         (.49)         (.53)         (.44)
(.42)         (.43)
Distributions from net realized gain                    --          (.56)         (.79)         (.01)           --
  --
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.43)        (1.05)        (1.32)         (.45)         (.42)
(.43)
------------------------------------------------------------------------------------------------------------------
--------------
Net asset value, end of period                      $14.09        $13.07        $11.52        $13.05
$11.63        $11.22
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

------------------------------------------------------------------------------------------------------------------
--------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  11.22%        22.79%        (1.59)%
  16.30%         7.54%        14.67%


------------------------------------------------------------------------------------------------------------------
--------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $264,359      $251,353      $237,771      $277,914
 $266,713      $276,800
------------------------------------------------------------------------------------------------------------------
--------------
Average net assets (in thousands)                 $256,765      $249,660      $260,767      $272,303
$269,096      $192,870
------------------------------------------------------------------------------------------------------------------
--------------
Ratios to average net assets:
Net investment income                                 4.73%(6)      3.97%         4.10%         3.58%
3.41%         3.78%
Expenses                                              1.21%(6)      1.15%         1.09%         1.14%         1.17%
     1.27%
------------------------------------------------------------------------------------------------------------------
--------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.5%         32.7%
60.3%        102.0%
Average brokerage commission rate(8)               $0.0336       $0.0350            --            --
--            --



18  Oppenheimer Asset Allocation Fund




                                                  CLASS B                     CLASS C

------------------------------------------------------------------------------
                                                  NINE MONTHS                 NINE MONTHS

                                                  ENDED         PERIOD ENDED  ENDED

                                                  SEPTEMBER 30, DECEMBER 31,  SEPTEMBER 30, YEAR
ENDED DECEMBER 31,
                                                  1996(2)       1995(3)       1996(2)       1995          1994
1993(1)
------------------------------------------------------------------------------------------------------------------
--------------

PER SHARE OPERATING DATA:

Net asset value, beginning of period                $13.03        $13.28        $13.01        $11.49
$13.05        $12.86
------------------------------------------------------------------------------------------------------------------
--------------
Income (loss) from investment operations:

Net investment income (loss)                           .41           .17           .40           .40           .44
(.97)
Net realized and unrealized gain (loss)                .93           .41           .96          2.07          (.77)
    1.29
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.34           .58          1.36          2.47          (.33)          .32

------------------------------------------------------------------------------------------------------------------
---------------
Dividends and distributions to shareholders:

Dividends from net investment income                  (.36)         (.27)         (.35)         (.39)
(.44)         (.12)
Distributions from net realized gain                    --          (.56)           --          (.56)         (.79)
(.01)
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.36)         (.83)         (.35)         (.95)        (1.23)
(.13)
------------------------------------------------------------------------------------------------------------------
---------------
Net asset value, end of period                      $14.01        $13.03        $14.02        $13.01
$11.49        $13.05
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

------------------------------------------------------------------------------------------------------------------
---------------
TOTAL RETURN, AT NET ASSET VALUE(5)                 10.37%         4.44%        10.55%
 21.69%         (2.50)%       2.51%


------------------------------------------------------------------------------------------------------------------
---------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)            $5,996        $1,265       $21,087       $15,405
$9,182          $396
------------------------------------------------------------------------------------------------------------------
---------------
Average net assets (in thousands)                   $3,546       $   520       $17,898       $11,827
$5,601          $194
------------------------------------------------------------------------------------------------------------------
---------------
Ratios to average net assets:
Net investment income                                 3.69%(6)      2.62%(6)      3.84%(6)      3.08%
3.30%         2.19%(6)
Expenses                                              2.12%(6)      2.27%(6)      2.07%(6)      1.99%
2.00%         2.50%(6)
------------------------------------------------------------------------------------------------------------------
---------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.7%         28.5%
31.5%          32.7%
Average brokerage commission rate(8)               $0.0336       $0.0350       $0.0336       $0.0350
       --            --


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
2. The Fund changed its fiscal year end from December 31 to September 30.
3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $80,364,625 and $89,523,738, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


19  Oppenheimer Asset Allocation Fund

                           NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT             Oppenheimer Asset Allocation Fund (the Fund) is
   ACCOUNTING POLICIES     registered under the Investment Company Act of 1940,
                           as amended, as a diversified, open-end management
                           investment company. On August 15, 1996, the Board of
                           Trustees elected to change the fiscal year end of the
                           Fund from December 31 to September 30. Accordingly,
                           these financial statements include information for
                           the nine month period from January 1, 1996 to
                           September 30, 1996. The Fund's investment objective
                           is to seek high total investment return (current
                           income and capital appreciation in the value of its
                           shares). The Fund's investment adviser is
                           OppenheimerFunds, Inc. (the Manager). The Fund offers
                           Class A, Class B and Class C shares. Class A shares
                           are sold with a front-end sales charge. Class B and
                           Class C shares may be subject to a contingent
                           deferred sales charge. All three classes of shares
                           have identical rights to earnings, assets and voting
                           privileges, except that each class has its own
                           distribution and/or service plan, expenses directly
                           attributable to a particular class and exclusive
                           voting rights with respect to matters affecting a
                           single class. Class B shares will automatically
                           convert to Class A shares six years after the date of
                           purchase. The following is a summary of significant
                           accounting policies consistently followed by the
                           Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are valued
                           at the close of the New York Stock Exchange on each
                           trading day. Listed and unlisted securities for which
                           such information is regularly reported are valued at
                           the last sale price of the day or, in the absence of
                           sales, at values based on the closing bid or the last
                           sale price on the prior trading day. Long-term and
                           short-term "non-money market" debt securities are
                           valued by a portfolio pricing service approved by the
                           Board of Trustees. Such securities which cannot be
                           valued by the approved portfolio pricing service are
                           valued using dealer-supplied valuations provided the
                           Manager is satisfied that the firm rendering the
                           quotes is reliable and that the quotes reflect
                           current market value, or are valued under
                           consistently applied procedures established by the
                           Board of Trustees to determine fair value in good
                           faith. Short-term "money market type" debt securities
                           having a remaining maturity of 60 days or less are
                           valued at cost (or last determined market value)
                           adjusted for amortization to maturity of any premium
                           or discount. Forward foreign currency exchange
                           contracts are valued based on the closing prices of
                           the forward currency contracts rates in the London
                           foreign exchange markets on a daily basis as provided
                           by a reliable bank or dealer. Options are valued
                           based upon the last sale price on the principal
                           exchange on which the option is traded or, in the
                           absence of any transactions that day, the value is
                           based upon the last sale price on the prior trading
                           date if it is within the spread between the closing
                           bid and asked prices. If the last sale price is
                           outside the spread, the closing bid is used.
                           -----------------------------------------------------
                           FOREIGN CURRENCY TRANSLATION. The accounting records
                           of the Fund are maintained in U.S. dollars. Prices of
                           securities denominated in foreign currencies are
                           translated into U.S. dollars at the closing rates of
                           exchange. Amounts related to the purchase and sale of
                           securities and investment income are translated at
                           the rate of exchange prevailing on the respective
                           dates of such transactions.
                                   The effect of changes in foreign currency
                           exchange rates on investments is separately
                           identified from the fluctuations arising from changes
                           in market values of securities held and reported with
                           all other foreign currency gains and losses in the
                           Fund's Statement of Operations.
                           -----------------------------------------------------

                           REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                           20  Oppenheimer Asset Allocation Fund

1. SIGNIFICANT             Allocation of Income, Expenses, and Gains and Losses.
ACCOUNTING POLICIES        Income, expenses (other than those attributable to a
(CONTINUED)                specific class) and gains and losses are allocated
                           daily to each class of shares based upon the relative
                           proportion of net assets represented by such class.
                           Operating expenses directly attributable to a
                           specific class are charged against the operations of
                           that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to comply
                           with provisions of the Internal Revenue Code
                           applicable to regulated investment companies and to
                           distribute all of its taxable income, including any
                           net realized gain on investments not offset by loss
                           carryovers, to shareholders. Therefore, no federal
                           income or excise tax provision is required. At
                           September 30, 1996, the Fund had available for
                           federal income tax purposes an unused capital loss
                           carryover of approximately $890,000, which expires in
                           1997 and 1998.
                           -----------------------------------------------------
                           TRUSTEES' FEES AND EXPENSES. The Fund has adopted a
                           nonfunded retirement plan for the Fund's independent
                           trustees. Benefits are based on years of service and
                           fees paid to each trustee during the years of
                           service. During the nine months ended September 30,
                           1996, a provision of $58,255 was made for the Fund's
                           projected benefit obligations, and payments of $4,853
                           were made to retired trustees, resulting in an
                           accumulated liability of $166,286 at September 30,
                           1996.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                           distributions to shareholders are recorded on the
                           ex-dividend date.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.
                           The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                   During the nine months ended September 30,
                           1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the nine months ended September 30, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $445,208, an increase in undistributed net investment income of $15,671, and a decrease in accumulated net realized gain on investments of $460,879. In addition, to properly reflect foreign currency gain in the components of capital, $147,597 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                                   The preparation of financial statements in
                           conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           21  Oppenheimer Asset Allocation Fund

2. SHARES OF               The Fund has authorized an unlimited number of no par
BENEFICIAL INTEREST        value shares of beneficial interest for each class.
                           Transactions in shares of beneficial interest were as follows:


                                             NINE MONTHS ENDED SEPT. 30, 1996(2)     YEAR ENDED
DECEMBER 31, 1995(1)
                                             -----------------------------------     -----------------------------------
                                             SHARES                AMOUNT            SHARES
AMOUNT
------------------------------------------------------------------------------------------------------------------
------
Class A:
Sold                                               860,353         $  11,689,114         1,154,810         $
14,750,208
Dividends and distributions reinvested             524,674             7,190,397         1,346,436
17,504,698
Redeemed                                        (1,862,109)          (25,307,668)       (3,900,352)
(50,257,153)
                                             -------------         -------------     -------------         -------------
Net decrease                                      (477,082)        $  (6,428,157)       (1,399,106)        $
(18,002,247)
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------
------
Class B:
Sold                                               366,656         $   4,968,484            93,459         $   1,262,882
Dividends and distributions reinvested               6,864                93,829             4,293
55,836
Redeemed                                           (42,546)             (582,304)             (596)               (8,006)
                                             -------------         -------------     -------------         -------------
Net increase                                       330,974         $   4,480,009            97,156         $
1,310,712
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------
------
Class C:
Sold                                               448,796         $   6,095,106           556,244         $   7,139,931
Dividends and distributions reinvested              33,327               455,037            74,748
969,689
Redeemed                                          (162,380)           (2,194,738)         (245,902)
(3,054,869)
                                             -------------         -------------     -------------         -------------
Net increase                                       319,743         $   4,355,405           385,090         $
5,054,751
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------

                           1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class B shares.
                           2. The Fund changed its fiscal year end from December 31 to September 30.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND    At September 30, 1996, net unrealized appreciation on
LOSSES ON INVESTMENTS      investments and options written of $49,447,115 was
AND OPTIONS WRITTEN        composed of gross appreciation of $53,680,163, and
                           gross depreciation of $4,233,048.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         Management fees paid to the Manager are in accordance
AND OTHER TRANSACTIONS     with the investment advisory agreement with the Fund
WITH AFFILIATES            which provides for a fee of 0.75% of the first $200
                           million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of aggregate net assets in excess of $800 million. The
                           Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the nine months ended September 30, 1996,
                           commissions (sales charges paid by investors) on sales of Class A shares totaled $286,317, of which $100,671 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $169,693 and $59,436, of which $6,767 and $1,886, respectively, was paid to an affiliated broker/dealer. During the nine months ended September 30, 1996, OFDI received contingent deferred sales charges of $1,119 and $3,419, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                                   OppenheimerFunds Services (OFS), a division
                           of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                   The Fund has adopted a Service Plan for Class
                           A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the nine months ended September 30, 1996, OFDI paid $34,848 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           22  Oppenheimer Asset Allocation Fund

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         The Fund has adopted a compensation type Distribution
AND OTHER TRANSACTIONS     and Service Plan for Class B shares to compensate
WITH AFFILIATES            OFDI for its services and costs in distributing Class
(CONTINUED)                B shares and servicing accounts. Under the Plan, the
                           Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.
                           During the nine months ended September 30, 1996, OFDI retained $25,989 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $227,661 for Class B.

                                   The Fund has adopted a reimbursement type
                           Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the nine months ended September 30, 1996, OFDI paid $6,442 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $53,420 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $201,723 for Class C.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS       A forward foreign currency exchange contract (forward
                           contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                                   The Fund uses forward contracts to seek to
                           manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                                   Forward contracts are valued based on the
                           closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                                   Securities held in segregated accounts to
                           cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                                   Risks include the potential inability of the
                           counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                           At September 30, 1996, outstanding forward currency exchange contracts to sell foreign currencies were as follows:


                                                  Expiration     Contract            Valuation as of     Unrealized
                                                  Date           Amounts (000s)      Sept. 30, 1996      Appreciation
                           ------------------------------------------------------------------------------------------
                           Italian Lira (ITL)     10/1/96        412,344 ITL         $270,914            $974


                           23  Oppenheimer Asset Allocation Fund

--------------------------------------------------------------------------------
6. OPTION ACTIVITY         The Fund may buy and sell put and call options, or
                           write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                   The Fund generally purchases put options or
                           writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                                   Options are valued daily based upon the last
                           sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                                   Securities designated to cover outstanding
                           call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                                   The risk in writing a call option is that the
                           Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                           Written option activity for the nine months ended September 30, 1996 was as follows:


                                                                      CALL OPTIONS
                           ---------------------------------------------------------------------
                                                                      NUMBER         AMOUNT
                                                                      OF OPTIONS     OF PREMIUMS
                           ---------------------------------------------------------------------
                           Options outstanding at December 31, 1995        3,206     $   948,975
                           ---------------------------------------------------------------------
                           Options written                                 3,997       1,112,991
                           ---------------------------------------------------------------------
                           Options closed or expired                      (4,750)     (1,234,937)
                           ---------------------------------------------------------------------
                           Options exercised                                (725)       (274,835)
                                                                      ----------     -----------
                           Options outstanding at September 30, 1996       1,728        $552,194
                                                                      ----------     -----------
                                                                      ----------     -----------


7. ILLIQUID AND            At September 30, 1996, investments in securities
RESTRICTED SECURITIES      included issues that are illiquid or restricted.
                           Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The
                           Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $1,002,636 which represents 0.34% of the Fund's net assets.


                           24  Oppenheimer Asset Allocation Fund

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Asset Allocation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Asset Allocation Fund as of September 30, 1996, and the related statement of operations for the nine month period then ended, the statements of changes in net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Asset Allocation Fund as of September 30, 1996, the results of its operations for the nine month period then ended, the changes in its net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1996


25  Oppenheimer Asset Allocation Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)


--------------------------------------------------------------------------------
In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the nine month period ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 11.36% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


26  Oppenheimer Asset Allocation Fund

                         OPPENHEIMER ASSET ALLOCATION FUND


--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Sidney M. Robbins, Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Richard H. Rubinstein, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Asset Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Asset Allocation Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         27  Oppenheimer Asset Allocation Fund

          INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

  1-800-525-7048


TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

  1-800-852-8457


PHONELINK
24 hours a day, automated
information and transactions

  1-800-533-3310


TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

  1-800-843-4461


OPPENHEIMER FUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

  1-800-835-3104

RA0240.001.0996  November 30, 1996


[Photograph]

Customer Service Representative
OppenheimerFunds Services


"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

--------------------------------------------------------------------------------
[Logo]    OppenheimerFunds Distributor, Inc.                     ---------------
          P.O. Box 5270                                          Bulk Rate
          Denver, CO 80217-5270                                  U.S. Postage
                                                                 PAID
                                                                 Permit No. 130
                                                                 Torrington, CT
                                                                 ---------------

[FRONT COVER]

Oppenheimer Fund
Annual Report June 30, 1996

[Picture of Walk in Park]

                                   "We have

                                   some important

                                   goals, so

                                   our money

                                   needs to

                                   grow solidly

                                   over time."

[LOGO-OPPENHEIMERFUNDS(R)]

This Fund is for people who want the potential for solid growth over time from a highly diversified investment.

How Your Fund Is Managed

Oppenheimer Fund seeks capital appreciation and income consistent with growth in capital. It uses a combination of five distinct investment styles, which can also help manage risk.

     The Fund's managers invest in stocks of established U.S. and international companies they believe have excellent potential for growth. They use a "value" approach, which emphasizes undervalued companies; a "contrarian" approach, which seizes opportunities in out-of-favor industries they believe to be poised for rebound; and a "growth" approach, which seeks companies the managers believe have above-average growth rates.

     The Fund's managers seek balance from international stocks and income from high yield stocks and bonds to help cushion the portfolio against fluctuations in the U.S. stock market.

Performance

Total return at net asset value for the twelve months ended
6/30/96 was 17.56%
for Class A shares and 16.51% for Class C shares. Cumulative total return at net asset value for Class B shares since inception on 11/1/95 was 11.86%.(1)

     Your Fund's average annual total returns at maximum offering price for
Class A shares for the 1-, 5-, and 10-year periods ended 6/30/96 were 10.80%,
12.07% and 8.41%, respectively. For Class B shares, cumulative total return since inception on 11/1/95 was 6.86%. For Class C shares, average annual total returns for the 1-year period and since inception of the Class on 12/1/93 were
15.51% and 12.79%, respectively.(2)

Outlook

"Despite the volatility we experienced in the first half of 1996, our long-term outlook is positive. Whether stocks continue to climb at an accelerated pace or experience more normal growth, we believe the Fund, through its broad diversification, is well-positioned to respond with competitive returns and lower-than-average risk."


                                           Richard Rubinstein,
Portfolio Manager

June 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 6/30/95, 6/30/91 and 6/30/86, after deducting the current maximum initial sales charge of 5.75%.
Class A shares were first publicly offered on 4/30/59. Class B returns show results of a hypothetical investment on 11/1/95 (inception of class), after the deduction of the 5% contingent deferred sales charge. Class C returns show results of hypothetical investments on 6/30/95 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. The
Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, so that actual investment results would have been lower. An explanation of the different performance calculations is in the Fund's prospectus.


2  Oppenheimer Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer Fund

Dear Shareholder,

Against all odds, the stock market showed remarkable strength during the first five months of 1996. However, in the few months that followed, the market experienced significant volatility that resulted in a decline in the Dow of about 7 percent.

     Many experts said the stock market, having advanced to record heights in
1995 and void of any real market correction since 1990, was due for a downturn.
This was, after all, the longest bull market of the post-World
War II era.
Thanks to the 10% rise in blue chip stocks during the first half of 1996 and the early success of small stocks, the decline that occurred recently was somewhat cushioned. While it's impossible to tell what will happen next, we are optimistic that this turn was a correction within a bull market rather than the onset of a bear market.

     What made the market perform so well during the first part of the year? It was another surprise: corporate profits. Between 1992 and 1995, corporate profits of U.S. companies advanced at a double-digit rate. Investors widely expected this year's profit tallies to be flat compared to 1995. After all, the economy had been sluggish--growing at an annual rate of just 2.3% in the first quarter of 1996. But corporate America continued to perform.

     The reason corporate profits were so strong is that many U.S. companies continued to successfully reduce costs. Often when a company achieves a small increase in sales, the benefit goes straight to the bottom line. Indeed, the
U.S. Commerce Department reports indicated that corporate profits rose 15% for the four quarters ended March 1996, while the economy grew only marginally.

     Still, profits are not what they were in the early 1990s. That's why investors are seeking out companies that can grow earnings regardless of the fortunes of the economy. Which is just what many small companies in such fields as technology, healthcare and specialty retailing have been doing, growing earnings at double-digit--and even triple-digit rates. So it's not surprising that the stocks of many of these small fast-growing companies have been such strong performers.

     The early strength of the stock market is all the more remarkable when you consider that during the same period, interest rates moved up sharply. The yield on the benchmark 30-year U.S. Treasury bond rose from about 6% in January to over 7% today. Interest rates have been rising partly because investors are concerned that the economy is growing fast enough to generate higher inflation.
However, we are watching this very closely, and would become very cautious regarding the stock market's performance if inflation were to flare up.

     As always, remember stock investments are generally meant for long-term growth objectives, and often involve short-term volatility. So, it's critical for investors to keep their focus on long-term goals and to put near-term setbacks in proper prospective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in
OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/  Bridget A. Macaskill

Bridget A. Macaskill

July 22, 1996


3  Oppenheimer Fund

[PHOTO-RICHARD RUBINSTEIN and ROBERT DOLL]

[PHOTO-PAUL LAROCCO]


[PHOTO-ROBERT DOLL]


Q + A

Q How did the Fund perform?

An interview with your Fund's managers.

How did the Fund perform over the past year?

The Fund delivered solid results for the period, finishing ahead of many of the funds in our peer group.(1) While we benefited from an investment strategy designed to work well under a variety of conditions, our success this period was due in large part to the continued strength in growth-oriented domestic stocks.


What are the primary reasons for the Fund's positive performance?

A combination of factors contributed to our performance this period. First, our domestic stock holdings, which included large positions in technology and healthcare stocks, performed well for us, even as U.S. corporate earnings momentum in general began to slow.

     Second, our approach--to diversify our investments across five different investment styles--has also helped performance. By using this approach, we generally won't capture quite as much of the strength of a prolonged market rally as a more stylistically focused fund might. However, when stocks become more volatile, as they have over the past six months, our defensive approach positions us to outperform.(2)

Did any investments negatively impact the Fund?

In general, our foreign stock holdings, while providing positive results, failed to meet our expectations. Of course, investing abroad involves substantial costs and risks--such as fluctuations in foreign currency. Over the near term, however, our philosophy for including foreign securities in the portfolio to help limit overall portfolio risk remains intact. And over the long term, we are optimistic about their potential to outperform domestic stocks.


1. Source: Lipper Analytical Services, 6/30/96. Does not take sales charges into consideration.

2. The Fund's portfolio is subject to change.


4  Oppenheimer Fund

[PHOTO-RICHARD RUBINSTEIN]

[PHOTO-BRUCE BARTLETT]


Facing page

Top left: Richard Rubinstein,
Portfolio Manager with Robert
Doll, Executive VP, Director of
Equity Investments

Top right: Paul LaRocco, Member
of Equity Investments Team

Bottom: Robert Doll

This page
Top: Richard Rubinstein

Bottom: Bruce Bartlett, Member
of Equity Investments Team


A  We
finished
ahead of
many
of the funds
in our peer
group.

What areas are you currently targeting?

Over the past few months, the combination of slowing U.S. corporate earnings momentum, high valuations and an increase in interest rates has led us to allocate the Fund's assets more conservatively. We've decreased the total number of securities in the portfolio, while at the same time we've increased, on a percentage basis, holdings we believe are best positioned for the future.

     Over the period, we continued to focus on growth stocks, issued by companies with strong competitive positions and consistent earnings. We also recently added to our position in energy stocks, which have been selling at low prices relative to cash flows, because we believe they offer reward potential if energy prices increase.

     Because part of our overall strategy involves a contrarian approach--looking for opportunities in out-of-favor industries and companies on the rebound--we bought retail stocks. Though many consumer retail companies have suffered from consumer malaise, a lot have attractive store economics. As a result, we think their prospects look good.

     On the international side, we increased our positions in companies having comparative advantages over U.S. competitors or that sell at valuation discounts. In either case, the foreign company may be better positioned for long-term profits by offering a comparative advantage. We identified companies offering such advantages in Argentina, Turkey, and the Far East, as well as in several more-established European markets.


What is your outlook for the Fund?

Despite the increased volatility of the stock market in the first half of 1996, our long-term outlook is positive. Whether stocks continue to climb at an accelerated pace or experience more normal growth, we believe the Fund, through its broad diversification, is well-positioned to respond with competitive returns and lower-than-average risk. [solid box]


5  Oppenheimer Fund

                    Statement of Investments   June 30, 1996

                                  Face              Market Value

                                  Amount            See Note 1
=================================================================
=================================================================
=
Foreign Government Obligations--1.1%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
                    Argentina (Republic of) Past Due Interest
Bonds, Series L, 6.312%, 3/31/05
                    (Cost $2,264,894)(1)
                                  $  3,960,000      $  3,101,155

=================================================================
=================================================================
=
Convertible Corporate Bonds and Notes--0.6%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
                    MEDIQ, Inc., 7.50% Exchangeable Sub. Debs.,
7/15/03 (Cost $1,748,461)               1,850,000
1,572,500


                                      Shares
=================================================================
=================================================================
=
Common Stocks--86.5%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Basic Materials--6.3%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Chemicals--3.2%
                    Agrium, Inc.
                                        30,000           393,281

-----------------------------------------------------------------
----------------------------------------------
                    ARCO Chemical Co.
                                        28,900         1,502,800

-----------------------------------------------------------------
----------------------------------------------
                    Bayer AG, Sponsored ADR
                                       170,000         6,003,058

-----------------------------------------------------------------
----------------------------------------------
                    Georgia Gulf Corp.
                                        22,100           646,425

-----------------------------------------------------------------
----------------------------------------------
                    IMC Global, Inc.
                                        12,400           466,550

                                                    ------------

                                                       9,012,114

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Gold--0.5%
                    Santa Fe Pacific Gold Corp.
                                        92,800         1,310,800
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Metals--1.3%
                    Brush Wellman, Inc.
                                       151,400         2,876,600

-----------------------------------------------------------------
----------------------------------------------
                    J&L Specialty Steel, Inc.
                                        54,500           810,687

                                                    ------------

                                                       3,687,287

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Paper--1.3%
                    Aracruz Celulose SA, Sponsored ADR
                                       165,000         1,567,500

-----------------------------------------------------------------
----------------------------------------------
                    MacMillan Bloedel Ltd.
                                        90,323         1,197,146

-----------------------------------------------------------------
----------------------------------------------
                    MacMillan Bloedel Ltd.
                                         4,900            64,925

-----------------------------------------------------------------
----------------------------------------------
                    Stone Container Corp.
                                        64,800           891,000

                                                    ------------

                                                       3,720,571

=================================================================
=================================================================
=
Consumer Cyclicals--12.4%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Autos & Housing--1.3%
                    Chromcraft Revington, Inc.(2)
                                        18,500           432,437

-----------------------------------------------------------------
----------------------------------------------
                    Fiat SpA
                                       350,000         1,172,412

-----------------------------------------------------------------
----------------------------------------------
                    General Motors Corp.(3)
                                        26,000         1,361,750

-----------------------------------------------------------------
----------------------------------------------
                    IRSA Inversiones y Representaciones, SA
                                       214,506           730,355

                                                    ------------

                                                       3,696,954

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Leisure & Entertainment--5.6%
                    AMR Corp.(2)
                                        19,300         1,756,300

-----------------------------------------------------------------
----------------------------------------------
                    Carnival Corp., Cl. A
                                        30,800           889,350

-----------------------------------------------------------------
----------------------------------------------
                    Circus Circus Enterprises, Inc.(2)(3)
                                        31,800         1,303,800

-----------------------------------------------------------------
----------------------------------------------
                    Cracker Barrel Old Country Store, Inc.
                                        90,800         2,201,900

-----------------------------------------------------------------
----------------------------------------------
                    Eastman Kodak Co.(3)
                                        25,500         1,982,625

-----------------------------------------------------------------
----------------------------------------------
                    International Game Technology
                                        57,000           961,875

-----------------------------------------------------------------
----------------------------------------------
                    King World Productions, Inc.(2)(3)
                                        56,500         2,055,187

-----------------------------------------------------------------
----------------------------------------------
                    Mattel, Inc.(3)
                                        76,093         2,178,162

-----------------------------------------------------------------
----------------------------------------------
                    Shimano, Inc.
                                        82,000         1,465,334

-----------------------------------------------------------------
----------------------------------------------
                    U S West Media Group(2)
                                        45,700           834,025

                                                    ------------

                                                      15,628,558

                    6 Oppenheimer Fund


                                                    Market Value

                                      Shares         See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Media--2.6%
                    Bowne & Co., Inc.
                                        34,000      $    701,250

-----------------------------------------------------------------
----------------------------------------------
                    Comcast Corp., Cl. A Special
                                       130,000         2,405,000

-----------------------------------------------------------------
----------------------------------------------
                    Dow Jones & Co., Inc.
                                        25,200         1,052,100

-----------------------------------------------------------------
----------------------------------------------
                    South China Morning Post Holdings Ltd.
                                     2,400,000         1,643,303

-----------------------------------------------------------------
----------------------------------------------
                    Time Warner, Inc.
                                        40,600         1,593,550

                                                    ------------

                                                       7,395,203

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Retail: General--1.8%
                    Cone Mills Corp.(2)
                                       243,000         2,733,750

-----------------------------------------------------------------
----------------------------------------------
                    Price/Costco, Inc.(2)
                                        73,100         1,580,787

-----------------------------------------------------------------
----------------------------------------------
                    Wal-Mart Stores, Inc.
                                        32,900           834,837

                                                    ------------

                                                       5,149,374

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Retail: Specialty--1.1%
                    Gymboree Corp.(2)(3)
                                        40,700         1,241,350

-----------------------------------------------------------------
----------------------------------------------
                    Toys 'R' Us, Inc.(2)
                                        69,200         1,972,200

                                                    ------------

                                                       3,213,550

=================================================================
=================================================================
=
Consumer Non-Cyclicals--17.1%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Beverages--1.2%
                    Buenos Aires Embotelladora SA, Sponsored ADR
                                        35,000           463,750

-----------------------------------------------------------------
----------------------------------------------
                    Guinness PLC
                                       182,000         1,323,466

-----------------------------------------------------------------
----------------------------------------------
                    Whitman Corp.(3)
                                        63,100         1,522,287

                                                    ------------

                                                       3,309,503

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Food--2.2%
                    Chiquita Brands International, Inc.
                                        32,249           419,237

-----------------------------------------------------------------
----------------------------------------------
                    Groupe Danone
                                         6,241           944,377

-----------------------------------------------------------------
----------------------------------------------
                    IBP, Inc.(3)
                                        31,500           870,187

-----------------------------------------------------------------
----------------------------------------------
                    Nestle SA, Sponsored ADR
                                        40,000         2,283,400

-----------------------------------------------------------------
----------------------------------------------
                    Sara Lee Corp.(3)
                                        52,700         1,706,163

                                                    ------------

                                                       6,223,364

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Healthcare/Drugs--7.3%
                    Abbott Laboratories
                                        24,000         1,044,000

-----------------------------------------------------------------
----------------------------------------------
                    American Home Products Corp.
                                        24,000         1,443,000

-----------------------------------------------------------------
----------------------------------------------
                    Astra AB Free, Series A
                                        37,250         1,644,834

-----------------------------------------------------------------
----------------------------------------------
                    Bristol-Myers Squibb Co.
                                        48,000         4,320,000

-----------------------------------------------------------------
----------------------------------------------
                    Ciba-Geigy AG
                                         2,825         3,441,981

-----------------------------------------------------------------
----------------------------------------------
                    Foundation Health Corp.(2)
                                        23,000           825,125

-----------------------------------------------------------------
----------------------------------------------
                    Genzyme Corp.(2)(3)
                                        31,500         1,582,875

-----------------------------------------------------------------
----------------------------------------------
                    Johnson & Johnson
                                        38,600         1,910,700

-----------------------------------------------------------------
----------------------------------------------
                    Mylan Laboratories, Inc.
                                        50,000           862,500

-----------------------------------------------------------------
----------------------------------------------
                    NBTY, Inc.(2)
                                       204,400         2,056,775

-----------------------------------------------------------------
----------------------------------------------
                    SmithKline Beecham PLC, ADR
                                        22,500         1,223,438

                                                    ------------

                                                      20,355,228

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Healthcare/Supplies &
Services--3.2%
                    Biomet, Inc.(2)
                                        45,000           646,875

-----------------------------------------------------------------
----------------------------------------------
                    Cardinal Health, Inc.(3)
                                         4,472           322,543

-----------------------------------------------------------------
----------------------------------------------
                    Manor Care, Inc.(3)
                                        30,770         1,211,569

-----------------------------------------------------------------
----------------------------------------------
                    Medtronic, Inc.
                                        20,000         1,120,000

                    7 Oppenheimer Fund


                    Statement of Investments   (Continued)

                                                    Market Value

                                  Shares            See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Healthcare/Supplies &
Services (continued)
                    Nellcor Puritan Bennett, Inc.(2)
                                        10,800      $    523,800

-----------------------------------------------------------------
----------------------------------------------
                    Sofamor Danek Group, Inc.(2)(3)
                                        22,000           610,500

-----------------------------------------------------------------
----------------------------------------------
                    U.S. Healthcare, Inc.(3)
                                        63,500         3,492,500

-----------------------------------------------------------------
----------------------------------------------
                    WellPoint Health Networks, Inc.(2)(3)
                                        34,417         1,075,531

                                                    ------------

                                                       9,003,318

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Household Goods--1.2%
                    Kimberly-Clark Corp.
                                        13,100         1,011,975

-----------------------------------------------------------------
----------------------------------------------
                    Procter & Gamble Co.(3)
                                        14,000         1,268,750

-----------------------------------------------------------------
----------------------------------------------
                    Wella AG
                                         1,750         1,003,686

                                                    ------------

                                                       3,284,411

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Tobacco--2.0%
                    Philip Morris Cos., Inc.
                                        54,300         5,647,200

=================================================================
=================================================================
=
Energy--4.9%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Energy Services &
Producers--1.2%
                    Kerr-McGee Corp.(3)
                                        13,000           791,375

-----------------------------------------------------------------
----------------------------------------------
                    Landmark Graphics Corp.(2)
                                        66,600         1,282,050

-----------------------------------------------------------------
----------------------------------------------
                    Western Atlas, Inc.(2)
                                        20,000         1,165,000

                                                    ------------

                                                       3,238,425

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Oil-Integrated--3.7%
                    Atlantic Richfield Co.
                                        13,900         1,647,150

-----------------------------------------------------------------
----------------------------------------------
                    Enterprise Oil PLC
                                       118,000           843,403

-----------------------------------------------------------------
----------------------------------------------
                    Royal Dutch Petroleum Co.
                                         9,500         1,460,625

-----------------------------------------------------------------
----------------------------------------------
                    Saga Petroleum AS, Cl. B
                                        82,000         1,110,781

-----------------------------------------------------------------
----------------------------------------------
                    Total SA, Sponsored ADR(3)
                                        52,680         1,955,745

-----------------------------------------------------------------
----------------------------------------------
                    Unocal Corp.
                                        88,000         2,970,000

-----------------------------------------------------------------
----------------------------------------------
                    Yukong Ltd., GDR(4)
                                        39,500           258,081

-----------------------------------------------------------------
----------------------------------------------
                    Yukong Ltd., GDR
                                         1,438            12,237

-----------------------------------------------------------------
----------------------------------------------
                    Yukong Ltd., GDR
                                         3,294            28,032

                                                    ------------

                                                      10,286,054

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Financial--10.4%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Banks--6.5%
                    Akbank T.A.S.
                                     2,661,250           320,662

-----------------------------------------------------------------
----------------------------------------------
                    Banco Frances del Rio de la Plata SA
                                       109,900         1,058,737

-----------------------------------------------------------------
----------------------------------------------
                    Chase Manhattan Corp. (New)(3)
                                        94,600         6,681,125

-----------------------------------------------------------------
----------------------------------------------
                    Citicorp(3)
                                        16,000         1,322,000

-----------------------------------------------------------------
----------------------------------------------
                    Deutsche Bank, Sponsored ADR
                                        60,000         2,838,108

-----------------------------------------------------------------
----------------------------------------------
                    NationsBank Corp.
                                        72,200         5,965,525

                                                    ------------

                                                      18,186,157

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Diversified Financial--1.4%
                    American Express Co.
                                        44,100         1,967,963

-----------------------------------------------------------------
----------------------------------------------
                    Federal Home Loan Mortgage Corp.
                                         9,700           829,350

-----------------------------------------------------------------
----------------------------------------------
                    H & R Block, Inc.(3)
                                        30,600           998,325

                                                    ------------

                                                       3,795,638


                    8 Oppenheimer Fund


                                                    Market Value

                                         Shares     See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Insurance--2.5%
                    ACE Ltd.
                                        21,600      $  1,015,200

-----------------------------------------------------------------
----------------------------------------------
                    Aetna Life & Casualty Co.
                                         5,600           400,400

-----------------------------------------------------------------
----------------------------------------------
                    American International Group, Inc.
                                        13,700         1,351,163

-----------------------------------------------------------------
----------------------------------------------
                    American Re Corp.(3)
                                        48,800         2,189,900

-----------------------------------------------------------------
----------------------------------------------
                    Skandia Forsakrings AB
                                        40,000         1,057,950

-----------------------------------------------------------------
----------------------------------------------
                    UNUM Corp.
                                        13,500           840,375

                                                    ------------

                                                       6,854,988

=================================================================
=================================================================
=
Industrial--10.9%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Electrical Equipment--1.2%
                    General Electric Co.(3)
                                        39,600         3,425,400
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Industrial Materials--2.0%
                    Insituform Technologies, Cl. A(2)
                                        72,000           558,000

-----------------------------------------------------------------
----------------------------------------------
                    Interpool, Inc.
                                        42,500           775,625

-----------------------------------------------------------------
----------------------------------------------
                    Owens Corning
                                        77,000         3,311,000

-----------------------------------------------------------------
----------------------------------------------
                    Wolverine Tube, Inc.(2)
                                        25,700           899,500

                                                    ------------

                                                       5,544,125

=================================================================
=================================================================
=
Industrial Services--0.4%
                    Ecolab, Inc.(3)
                                        35,400         1,168,200
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Manufacturing--3.7%
                    Citic Pacific Ltd.
                                       214,000           865,344

-----------------------------------------------------------------
----------------------------------------------
                    Harnischfeger Industries, Inc.(3)
                                        21,800           724,850

-----------------------------------------------------------------
----------------------------------------------
                    Hutchison Whampoa Ltd.
                                       132,000           830,488

-----------------------------------------------------------------
----------------------------------------------
                    Mannesmann AG
                                         6,000         2,065,514

-----------------------------------------------------------------
----------------------------------------------
                    Pacific Dunlop Ltd.
                                       476,000         1,071,463

-----------------------------------------------------------------
----------------------------------------------
                    Tenneco, Inc.(3)
                                        75,800         3,875,275

-----------------------------------------------------------------
----------------------------------------------
                    Westinghouse Air Brake Co.
                                        60,200           790,125

                                                    ------------

                                                      10,223,059

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Transportation--3.6%
                    Airborne Freight Corp.(3)
                                        44,000         1,144,000

-----------------------------------------------------------------
----------------------------------------------
                    Burlington Northern Santa Fe Corp.(3)
                                        57,400         4,642,225

-----------------------------------------------------------------
----------------------------------------------
                    Canadian National Railway Co.
                                        38,000           699,828

-----------------------------------------------------------------
----------------------------------------------
                    Consolidated Freightways, Inc.
                                        14,200           299,975

-----------------------------------------------------------------
----------------------------------------------
                    Stolt-Nielsen SA
                                       116,000         2,102,500

-----------------------------------------------------------------
----------------------------------------------
                    Stolt-Nielsen SA, ADR
                                        58,000         1,080,250

                                                    ------------

                                                       9,968,778

=================================================================
=================================================================
=
Technology--21.1%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Aerospace/Defense--0.6%
                    Rockwell International Corp.(3)
                                        27,300         1,562,925
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Computer Hardware--3.9%
                    Digital Equipment Corp.(2)
                                        21,000           945,000

-----------------------------------------------------------------
----------------------------------------------
                    EMC Corp.(2)
                                        36,800           685,400

-----------------------------------------------------------------
----------------------------------------------
                    International Business Machines Corp.(3)
                                        17,400         1,722,600

-----------------------------------------------------------------
----------------------------------------------
                    Moore Corp. Ltd.
                                        37,400           705,925

-----------------------------------------------------------------
----------------------------------------------
                    Storage Technology Corp. (New)(2)(3)
                                        11,000           420,750

-----------------------------------------------------------------
----------------------------------------------
                    Sun Microsystems, Inc.(2)(3)
                                         7,000           412,125

-----------------------------------------------------------------
----------------------------------------------
                    Xerox Corp.(3)
                                       111,000         5,938,500

                                                    ------------

                                                      10,830,300


                    9 Oppenheimer Fund


                    Statement of Investments   (Continued)

                                                    Market Value

                                  Shares            See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Computer Software--6.8%
                    American Software, Inc.
                                        50,000      $    231,250

-----------------------------------------------------------------
----------------------------------------------
                    Computer Associates International, Inc.(3)
                                        44,100         3,142,125

-----------------------------------------------------------------
----------------------------------------------
                    Davidson & Associates, Inc.(2)
                                        34,000         1,020,000

-----------------------------------------------------------------
----------------------------------------------
                    Electronic Arts, Inc.(2)
                                        48,600         1,300,050

-----------------------------------------------------------------
----------------------------------------------
                    Informix Corp.(2)(3)
                                        52,800         1,188,000

-----------------------------------------------------------------
----------------------------------------------
                    Microsoft Corp.(2)
                                         9,800         1,177,225

-----------------------------------------------------------------
----------------------------------------------
                    Nintendo Co. Ltd.
                                        45,000         3,347,876

-----------------------------------------------------------------
----------------------------------------------
                    Novell, Inc.(2)
                                       238,400         3,307,800

-----------------------------------------------------------------
----------------------------------------------
                    Structural Dynamics Research Corp.(2)
                                        67,100         1,476,200

-----------------------------------------------------------------
----------------------------------------------
                    Sybase, Inc.(2)
                                        46,600         1,100,925

-----------------------------------------------------------------
----------------------------------------------
                    Symantec Corp.(2)
                                       137,340         1,716,750

                                                    ------------

                                                      19,008,201

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Electronics--7.2%
                    Duracell International, Inc.
                                        18,500           797,813

-----------------------------------------------------------------
----------------------------------------------
                    General Motors Corp., Cl. H
                                        20,800         1,250,600

-----------------------------------------------------------------
----------------------------------------------
                    Hewlett-Packard Co.
                                        34,000         3,387,250

-----------------------------------------------------------------
----------------------------------------------
                    Intel Corp.
                                       119,800         8,797,813

-----------------------------------------------------------------
----------------------------------------------
                    Kyocera Corp.
                                        17,000         1,201,205

-----------------------------------------------------------------
----------------------------------------------
                    LSI Logic Corp.(2)(3)
                                        32,000           832,000

-----------------------------------------------------------------
----------------------------------------------
                    Nokia Corp., Preference
                                        22,000           814,000

-----------------------------------------------------------------
----------------------------------------------
                    Proxima Corp.(2)
                                        70,000           848,750

-----------------------------------------------------------------
----------------------------------------------
                    Samsung Electronics (First New)(2)
                                            79             6,282

-----------------------------------------------------------------
----------------------------------------------
                    Samsung Electronics Co.
                                           265            22,247

-----------------------------------------------------------------
----------------------------------------------
                    Teradyne, Inc.(2)
                                        55,000           948,750

-----------------------------------------------------------------
----------------------------------------------
                    VLSI Technology, Inc.(2)
                                        76,500         1,061,438

                                                    ------------

                                                      19,968,148

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Telecommunications-
Technology--2.6%
                    Airtouch Communications, Inc.(2)(3)
                                        45,500         1,285,375

-----------------------------------------------------------------
----------------------------------------------
                    Bay Networks, Inc.(2)(3)
                                        26,870           691,903

-----------------------------------------------------------------
----------------------------------------------
                    ECI Telecommunications Ltd.(3)
                                        57,500         1,336,875

-----------------------------------------------------------------
----------------------------------------------
                    Kinnevik Investments AB Free, Series B
                                        31,500           954,190

-----------------------------------------------------------------
----------------------------------------------
                    MCI Communications Corp.
                                       100,000         2,562,500

-----------------------------------------------------------------
----------------------------------------------
                    NetCom Systems AB, B Shares(2)
                                        31,500           356,041

                                                    ------------

                                                       7,186,884

=================================================================
=================================================================
=
Utilities--3.4%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Electric Utilities--1.3%
                    Korea Electric Power Corp.
                                        20,000           814,622

-----------------------------------------------------------------
----------------------------------------------
                    Public Service Enterprise Group, Inc.
                                        30,000           821,250

-----------------------------------------------------------------
----------------------------------------------
                    Verbund Oest Electriz
                                        25,200         1,923,113

                                                    ------------

                                                       3,558,985

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Gas Utilities--0.7%
                    Hong Kong & China Gas
                                       591,648           943,976

-----------------------------------------------------------------
----------------------------------------------
                    Southwestern Energy Co.
                                        72,500         1,024,063

                                                    ------------

                                                       1,968,039


                    10 Oppenheimer Fund

                                                    Market Value

                                        Shares        See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Telephone Utilities--1.4%
                    BCE, Inc.
                                        34,000      $  1,343,000

-----------------------------------------------------------------
----------------------------------------------
                    Portugal Telecom SA(2)
                                        15,900           415,321

-----------------------------------------------------------------
----------------------------------------------
                    U S West Communications Group
                                        65,500         2,087,813

                                                    ------------

                                                       3,846,134

                                                    ------------
                    Total Common Stocks (Cost $164,928,947)
                                                     241,257,875

-----------------------------------------------------------------
-----------------------------------------------------------------
-
Preferred Stocks--1.5%

-----------------------------------------------------------------
----------------------------------------------
                    Alumax, Inc., $4.00 Cv., Series A
                                         6,333           825,665

-----------------------------------------------------------------
----------------------------------------------
                    Cyprus Amax Minerals Co., $4.00 Cv., Series A
                                        20,666         1,131,463

-----------------------------------------------------------------
----------------------------------------------
                    Delta Air Lines, Inc., $3.50 Cv. Depositary
Shares, Series C                           36,300
2,286,900

                                                    ------------
                    Total Preferred Stocks (Cost $3,245,783)
                                                       4,244,028


                                  Units
=================================================================
=================================================================
=
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------
-----------------------------------------------------------------
-
                    Hong Kong & China Gas Wts., Exp. 9/97 (Cost
$19,691)                                   74,304
19,439


                                  Face

                                  Amount
=================================================================
=================================================================
=
Repurchase Agreement--10.8%

-----------------------------------------------------------------
----------------------------------------------
                    Repurchase agreement with Canadian Imperial
Bank of Commerce,
                    5.45%, dated 6/28/96, to be repurchased at
$30,213,716 on 7/1/96,
                    collateralized by U.S. Treasury Bonds,
9.125%--11.25%, 2/15/15--5/11/18,
                    with a value of $10,675,333, and U.S.
Treasury Nts., 5.25%--8.50%,
                    1/11/97--11/15/04, with a value of
$20,174,956 (Cost $30,200,000)                $ 30,200,000
30,200,000

-----------------------------------------------------------------
----------------------------------------------
Total Investments, at Value (Cost $202,407,776)
                                         100.5%      280,394,997

-----------------------------------------------------------------
----------------------------------------------
Liabilities in Excess of Other Assets
                                          (0.5)       (1,460,799)

                                  ------------      ------------
Net Assets
                                         100.0%     $278,934,198

                                  ============      ============


                    1. Represents the current interest rate for a variable rate security.

                    2. Non-income producing security.


                    11 Oppenheimer Fund

                    Statement of Investments   (Continued)

-----------------------------------------------------------------
-----------------------------------------------------------------
-

                    3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                        Shares
        Expiration    Exercise     Premium          Market Value
                                                        Subject
To Call    Date          Price        Received         See Note 1
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Airborne Freight Corp.                                   15,000
        8/96          $ 30         $   26,125       $      3,746
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Airtouch Communications, Inc.                             9,000
        7/96            34             12,771                563
-----------------------------------------------------------------
-----------------------------------------------------------------
-
American Re Corp.                                        10,800
        7/96            45             19,925             14,175
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Bay Networks, Inc.                                       21,000
        9/96            35             91,242             14,438
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Burlington Northern Santa Fe Corp.                       11,200
        7/96            85             43,063              7,000
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Cardinal Health, Inc.                                    11,000
        7/96            18             17,544            129,250
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Chase Manhattan Corp. (New)                              18,500
        9/96            70             73,443             97,125
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Circus Circus Enterprises, Inc.                           6,200
        9/96            33             19,188             58,900
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Citicorp                                                  3,200
        7/96            75             10,704             24,400
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Computer Associates International, Inc.                   8,800
        7/96            50             35,551              8,800
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Eastman Kodak Co.                                         5,000
        7/96            75             20,474             18,750
-----------------------------------------------------------------
-----------------------------------------------------------------
-
ECI Telecommunications Ltd.                              15,200
        8/96            30             26,143              3,800
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Ecolab, Inc.                                              5,000
        7/96            35              5,850              1,563
-----------------------------------------------------------------
-----------------------------------------------------------------
-
General Electric Co.                                      8,000
        9/96            80             24,759             64,000
-----------------------------------------------------------------
-----------------------------------------------------------------
-
General Motors Corp.                                      4,000
        9/96            65             15,379              7,500
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Genzyme Corp.                                             5,400
        7/96            80             27,679                338
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Gymboree Corp.                                            9,000
        7/96            20             13,230             97,875
-----------------------------------------------------------------
-----------------------------------------------------------------
-
H & R Block, Inc.                                        12,000
        7/96            40             24,635                750
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Harnischfeger Industries, Inc.                           14,600
        8/96            35             67,335             12,775
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Harnischfeger Industries, Inc.                            7,200
        8/96            40              7,884              1,800
-----------------------------------------------------------------
-----------------------------------------------------------------
-
IBP, Inc.                                                31,500
        11/96           25             69,928            110,250
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Informix Corp.                                           29,000
        8/96            35            129,626              3,625
-----------------------------------------------------------------
-----------------------------------------------------------------
-
International Business Machines Corp.                     2,800
        7/96           120             13,216                350
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Kerr-McGee Corp.                                          2,600
        7/96            70              2,684                650
-----------------------------------------------------------------
-----------------------------------------------------------------
-
King World Productions, Inc.                             16,000
        8/96            45             27,519              4,000
-----------------------------------------------------------------
-----------------------------------------------------------------
-
LSI Logic Corp.                                           8,000
        7/96            35             25,759              1,000
-----------------------------------------------------------------
-----------------------------------------------------------------
-
LSI Logic Corp.                                           8,000
        7/96            45             20,259                500
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Manor Care, Inc.                                          6,000
        7/96            45              5,820                750
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Mattel, Inc.                                             15,000
        7/96            28             20,414             23,438
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Procter & Gamble Co.                                      2,800
        7/96            95              5,341              1,050
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Rockwell International Corp.                              5,400
        7/96            65             14,013                675
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Sara Lee Corp.                                           12,200
        7/96            35             16,408                763
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Sofamor Danek Group, Inc.                                12,000
        9/96            30             55,138             33,750
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Storage Technology Corp. (New)                           11,000
        9/96            23             50,545            177,375
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Sun Microsystems, Inc.                                    7,000
        7/96            48             56,331             84,000
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Tenneco, Inc.                                            15,000
        8/96            60             22,049              2,813
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Total SA, Sponsored ADR                                  11,000
        8/96            40             10,670              6,188
-----------------------------------------------------------------
-----------------------------------------------------------------
-
U.S. Healthcare, Inc.                                    15,000
        7/96            55             20,174              9,375
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Wellpoint Health Networks, Inc.                          10,200
        7/96            30             10,383              2,550
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Whitman Corp.                                            15,000
        9/96            25             14,550             11,250
-----------------------------------------------------------------
-----------------------------------------------------------------
-
Xerox Corp.                                              22,200
        7/96            50             60,827             88,800

                                   ----------       ------------

                                   $1,234,581       $  1,130,700

                                   ==========       ============



                    4. Represents a security sold under Rule
144A, which is
                    exempt from registration under the Securities
Act of 1933,
                    as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $258,081 or 0.09% of the Fund's net
                    assets, at June 30, 1996.


                See accompanying Notes to Financial Statements.


                    12 Oppenheimer Fund

                    Statement of Assets and Liabilities   June
30, 1996

=================================================================
=================================================================
=
Assets              Investments, at value (including repurchase
agreement of $30,200,000)
                    (cost $202,407,776)--see accompanying
statement
$280,394,997

-----------------------------------------------------------------
----------------------------------------------
                    Cash
                                                         101,788

-----------------------------------------------------------------
----------------------------------------------
                    Receivables:
                    Interest and dividends
                                                         595,026
                    Shares of beneficial interest sold
                                                         108,283

-----------------------------------------------------------------
----------------------------------------------
                    Other
                                                          66,034

                                                    ------------
                    Total assets
                                                     281,266,128

=================================================================
=================================================================
=
Liabilities         Options written, at value (premiums received
$1,234,581)--
                    see accompanying statement--Note 5
                                                       1,130,700

-----------------------------------------------------------------
----------------------------------------------
                    Payables and other liabilities:
                    Shares of beneficial interest redeemed
                                                         426,981
                    Investments purchased
                                                         350,990
                    Trustees' fees
                                                         118,521
                    Distribution and service plan fees
                                                          91,662
                    Transfer and shareholder servicing agent fees
                                                          66,305
                    Shareholder reports
                                                          60,356
                    Other
                                                          86,415

                                                    ------------
                    Total liabilities
                                                       2,331,930

=================================================================
=================================================================
=
Net Assets
                                                    $278,934,198

                                                    ============

=================================================================
=================================================================
=
Composition of      Paid-in capital
                                                    $178,389,656
Net Assets
-----------------------------------------------------------------
----------------------------------------------
                    Undistributed net investment income
                                                       4,179,246

-----------------------------------------------------------------
----------------------------------------------
                    Accumulated net realized gain on investments
and foreign currency transactions
18,274,717

-----------------------------------------------------------------
----------------------------------------------
                    Net unrealized appreciation on investments
and translation of assets and
                    liabilities denominated in foreign currencies
                                                      78,090,579

                                                    ------------
                    Net assets
                                                    $278,934,198

                                                    ============

=================================================================
=================================================================
=
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per
share (based on net assets of
                    $273,193,978 and 22,495,412 shares of
beneficial interest outstanding)                             $
 12.14
                    Maximum offering price per share (net asset
value plus sales charge of
                    5.75% of offering price)
                                                    $      12.88

-----------------------------------------------------------------
----------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and
offering price per share (based on
                    net assets of $1,654,505 and 137,088 shares
of beneficial interest outstanding)                    $
12.07

-----------------------------------------------------------------
----------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and
offering price per share (based
                    on net assets of $4,085,715 and 342,672
shares of beneficial interest outstanding)                 $
11.92


                    See accompanying Notes to Financial
Statements.


                    13 Oppenheimer Fund

                    Statement of Operations   For the Year Ended
June 30, 1996
=================================================================
=================================================================
=
Investment Income   Dividends (net of foreign withholding taxes
of $112,278)                                           $
5,887,471

-----------------------------------------------------------------
----------------------------------------------
                    Interest
                                                       1,929,027

                                                    ------------
                    Total income
                                                       7,816,498

=================================================================
=================================================================
=
Expenses            Management fees--Note 4
                                                       2,036,339

-----------------------------------------------------------------
----------------------------------------------
                    Transfer and shareholder servicing agent
fees--Note 4
616,198

-----------------------------------------------------------------
----------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A
                                                         350,307
                    Class B
                                                           4,128
                    Class C
                                                          34,894

-----------------------------------------------------------------
----------------------------------------------
                    Shareholder reports
                                                         108,816

-----------------------------------------------------------------
----------------------------------------------
                    Trustees' fees and expenses--Note 1
                                                          91,485

-----------------------------------------------------------------
----------------------------------------------
                    Custodian fees and expenses
                                                          85,190

-----------------------------------------------------------------
----------------------------------------------
                    Legal and auditing fees
                                                          71,929

-----------------------------------------------------------------
----------------------------------------------
                    Registration and filing fees:
                    Class A
                                                             334
                    Class B
                                                             561
                    Class C
                                                             496

-----------------------------------------------------------------
----------------------------------------------
                    Other
                                                          98,175

                                                    ------------
                    Total expenses
                                                       3,498,852

=================================================================
=================================================================
=
Net Investment Income
                                                       4,317,646

=================================================================
=================================================================
=
Realized and        Net realized gain on:
Unrealized          Investments (including premiums on options
exercised)
21,639,931
Gain (Loss)         Foreign currency transactions
                                                         309,497
                    Closing and expiration of options
written--Note 5
   845,454

                                                    ------------
                    Net realized gain
                                                      22,794,882


-----------------------------------------------------------------
----------------------------------------------
                    Net change in unrealized appreciation or
depreciation on:
                    Investments
                                                      18,834,911
                    Translation of assets and liabilities
denominated in foreign currencies
(1,955,886)

                                                    ------------
                    Net change
                                                      16,879,025

                                                    ------------
                    Net realized and unrealized gain
                                                      39,673,907

=================================================================
=================================================================
=
Net Increase in Net Assets Resulting From Operations
                                                    $ 43,991,553

                                                    ============

                    See accompanying Notes to Financial
Statements


                    14 Oppenheimer Fund

                    Statements of Changes in Net Assets


                          Year Ended June 30,

                          1996                     1995
=================================================================
=================================================================
=
Operations          Net investment income
                          $   4,317,646            $   2,806,853

-----------------------------------------------------------------
----------------------------------------------
                    Net realized gain
                             22,794,882               19,743,628

-----------------------------------------------------------------
----------------------------------------------
                    Net change in unrealized appreciation or
depreciation                       16,879,025
23,440,270

                          -------------            -------------
                    Net increase in net assets resulting from
operations                        43,991,553
45,990,751

=================================================================
=================================================================
=
Dividends and       Dividends from net investment income:
Distributions to    Class A
                             (2,763,277)                (498,859)
Shareholders        Class B
                                 (1,333)                      --
                    Class C
                                (19,415)                      --

-----------------------------------------------------------------
----------------------------------------------
                    Distributions from net realized gain:
                    Class A
                            (20,559,886)             (24,601,920)
                    Class B
                                (10,043)                      --
                    Class C
                               (287,511)                (100,620)

=================================================================
=================================================================
=
Beneficial          Net increase (decrease) in net assets
resulting from
Interest            beneficial interest transactions--Note 2:
Transactions        Class A
                            (17,324,834)              12,428,700
                    Class B
                              1,639,742                       --
                    Class C
                              1,733,727                1,742,306

=================================================================
=================================================================
=
Net Assets          Total increase
                              6,398,723               34,960,358

-----------------------------------------------------------------
----------------------------------------------
                    Beginning of period
                            272,535,475              237,575,117

                          -------------            -------------
                    End of period (including undistributed net
investment income
                    of $4,179,246 and $3,477,408, respectively)
                          $ 278,934,198            $ 272,535,475

                          =============            =============


                    See accompanying Notes to Financial
Statements


                    15 Oppenheimer Fund

Financial Highlights

                                               Class A

----------------------------------------------------------------



  Year Ended June 30,
                                               1996          1995
        1994          1993          1992
=================================================================
====================================================
Per Share Operating Data:
Net asset value, beginning of period           $  11.34      $
10.55      $  10.41      $   9.72      $   9.31
-----------------------------------------------------------------
----------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .20
 .31           .07           .11           .16
Net realized and unrealized
gain (loss)                                        1.69
1.58           .55          1.15           .84
                                               --------
--------      --------      --------      --------
Total income (loss) from investment
operations                                         1.89
1.89           .62          1.26          1.00
-----------------------------------------------------------------
----------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)
(.02)         (.03)         (.10)         (.32)
Distributions from net realized gain               (.96)
(1.08)         (.45)         (.47)         (.27)
                                               --------
--------      --------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)
(1.10)         (.48)         (.57)         (.59)
-----------------------------------------------------------------
----------------------------------------------------
Net asset value, end of period                 $  12.14      $
11.34      $  10.55      $  10.41      $   9.72
                                               ========
========      ========      ========      ========

=================================================================
====================================================
Total Return, at Net Asset Value(3)               17.56%
19.60%         5.84%        13.33%        11.22%

=================================================================
====================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $273,194
$270,381      $237,281      $216,180      $209,495
-----------------------------------------------------------------
----------------------------------------------------
Average net assets (in thousands)              $270,211
$254,011      $229,976      $212,660      $221,369
-----------------------------------------------------------------
----------------------------------------------------
Ratios to average net assets:
Net investment income                              1.59%
1.10%         0.69%         1.05%         1.71%
Expenses                                           1.26%
1.29%         1.16%         1.10%         1.09%
-----------------------------------------------------------------
----------------------------------------------------
Portfolio turnover rate(5)                         29.7%
34.1%         41.6%         35.6%         58.2%
Average brokerage commission rate(6)           $ 0.0324
--            --            --            --


                                               Class B
Class C
                                               -------
------------------------------------
                                               Period
                                               Ended
                                               June 30,
Year Ended June 30,
                                               1996(2)       1996
        1995          1994(1)
=================================================================
================================
Per Share Operating Data:
Net asset value, beginning of period           $  11.85      $
11.19      $  10.49      $  11.08
-----------------------------------------------------------------
--------------------------------
Income (loss) from investment operations:
Net investment income                               .14
 .07           .03           .02
Net realized and unrealized
gain (loss)                                        1.17
1.69          1.75          (.14)
                                               --------
--------      --------      --------
Total income (loss) from investment
operations                                         1.31
1.76          1.78          (.12)
-----------------------------------------------------------------
--------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)
(.07)         --            (.02)
Distributions from net realized gain               (.96)
(.96)        (1.08)         (.45)
                                               --------
--------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)
(1.03)        (1.08)         (.47)
-----------------------------------------------------------------
--------------------------------
Net asset value, end of period                 $  12.07      $
11.92      $  11.19      $  10.49
                                               ========
========      ========      ========

=================================================================
================================
Total Return, at Net Asset Value(3)               11.86%
16.51%        18.57%        (1.24)%

=================================================================
================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $  1,655      $
4,086      $  2,154      $    294
-----------------------------------------------------------------
--------------------------------
Average net assets (in thousands)              $    649      $
3,491      $  1,100      $    108
-----------------------------------------------------------------
--------------------------------
Ratios to average net assets:
Net investment income                              0.74%(4)
0.75%         0.48%         0.05%(4)
Expenses                                           2.13%(4)
2.15%         2.20%         2.44%(4)
-----------------------------------------------------------------
--------------------------------
Portfolio turnover rate(5)                         29.7%
29.7%         34.1%         41.6%
Average brokerage commission rate(6)           $ 0.0324      $
0.0324            --            --




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $74,869,135 and $104,723,299, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16  Oppenheimer Fund

Notes to Financial Statements

-----------------------------------------------------------------
---------------
1. Significant Accounting Policies

Oppenheimer Fund (the Fund) is registered under the Investment
Company Act of
1940, as amended, as a diversified, open-end management investment company. The
Fund's investment objective is to seek capital appreciation through investment in common stocks that offer growth potential. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager). The Fund offers Class A,
Class B and Class
C shares. Class A shares are sold with a front-end sales charge.
Class B and
Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

-----------------------------------------------------------------
---------------
Investment Valuation. Portfolio securities are valued at the close of the New
York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the
Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

-----------------------------------------------------------------
---------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-----------------------------------------------------------------
---------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-----------------------------------------------------------------
---------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-----------------------------------------------------------------
---------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
Therefore, no
federal income or excise tax provision is required.

-----------------------------------------------------------------
---------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
June 30, 1996, a provision of $41,657 was made for the Fund's projected benefit obligations and payments of $2,831 were made to retired trustees, resulting in an accumulated liability of $102,810 at June 30, 1996.


17  Oppenheimer Fund

-----------------------------------------------------------------
---------------
1. Significant
   Accounting
   Policies
   (continued)

Distributions to Shareholders. Dividends and distributions to shareholders are reported on the ex-dividend date.

-----------------------------------------------------------------
---------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been classified to reflect a decrease in paid in capital of
$770,135, a decrease in undistributed net investment income of $831,783, and an increase in accumulated net realized gain on investments of $1,601,918.

-----------------------------------------------------------------
---------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements.
Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


-----------------------------------------------------------------
---------------
2. Shares of
   Beneficial
   Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                             Year
Ended June 30, 1996(1)                   Year Ended June 30, 1995

------------------------------
-------------------------------

Shares              Amount              Shares
Amount
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Class A:
Sold
2,083,446        $ 24,678,546           6,673,759        $
71,435,301
Dividends and distributions reinvested
1,924,123          21,357,698           2,364,103
23,168,217
Redeemed
(5,349,170)        (63,361,078)         (7,685,964)
(82,174,818)

----------        ------------           ---------
------------
Net increase (decrease)
(1,341,601)       $(17,324,834)          1,351,898        $
12,428,700

==========        ============           =========
============
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Class B:
Sold
215,151        $  2,550,547                  --        $
--
Dividends and distributions reinvested
1,026              11,365                  --                  --
Redeemed
(79,090)           (922,170)                 --
--

----------        ------------           ---------
------------
Net increase
137,088        $  1,639,742                  --        $
--

==========        ============           =========
============
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Class C:
Sold
238,989        $  2,774,056             183,982        $
1,948,887
Dividends and distributions reinvested
26,363             288,410               8,876
86,189
Redeemed
(115,207)         (1,328,739)            (28,381)
(292,770)

----------        ------------           ---------
------------
Net increase
150,145        $  1,733,727             164,477        $
1,742,306

==========        ============           =========
============


1. For the year ended June 30, 1996 for Class A and Class C shares, and for the period from November 1, 1995 (inception of offering) to June
30, 1996 for
Class B shares.


18  Oppenheimer Fund

-----------------------------------------------------------------
---------------
3. Unrealized Gains and
   Losses on Investments and
   Options Written

At June 30, 1996, net unrealized appreciation on investments and options written of $78,091,102 was composed of gross appreciation of $84,234,203, and gross depreciation of $6,143,101.

-----------------------------------------------------------------
---------------
4. Management Fees and
   Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first
$200 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter to $800 million, and 0.60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses
(with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $581,891, of which $146,293 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the
Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and
Class C shares totaled $51,972 and $21,470, of which $1,625 was paid to an affiliated broker/dealer for Class C shares. During the year ended June 30,
1996, OFDI received contingent deferred sales charges of $2,962 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class
A shares. During the year ended June 30, 1996, OFDI paid $5,013 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a compensation type Distribution and Service Plan for
Class B shares to compensate OFDI for its services and costs in distributing
Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of
Class B shares, determined as of the close of each regular business day. If the
Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996,
OFDI retained $4,128 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $58,024 for Class B.

     The Fund has adopted a reimbursement type Distribution and Service Plan for
Class C shares to reimburse OFDI for its services and costs in distributing
Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.
During the year ended June 30, 1996, OFDI retained $21,763 as reimbursement for
Class C sales commissions and service fee advances, as well as financing costs.
As of June 30, 1996, OFDI had incurred unreimbursed expenses of $67,156 for
Class C.


19  Oppenheimer Fund

-----------------------------------------------------------------
---------------
5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1996 was as follows:

                                                        Call
Options

------------------------
                                                        Number of
 Amount of
                                                        Options
 Premiums
-----------------------------------------------------------------
---------------
Options outstanding at June 30, 1995                     5,992
 $ 1,266,634
-----------------------------------------------------------------
---------------
Options written                                          9,804
   2,642,006
-----------------------------------------------------------------
---------------
Options closed or expired                               (8,036)
  (1,868,399)
-----------------------------------------------------------------
---------------
Options exercised                                       (3,182)
    (805,660)
                                                         -----
 -----------
Options outstanding at June 30, 1996                     4,578
 $ 1,234,581
                                                         =====
 ===========


20  Oppenheimer Fund

Independent Auditors' Report

-----------------------------------------------------------------
---------------
The Board of Trustees and Shareholders of Oppenheimer Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Fund as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June
30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1996


21  Oppenheimer Fund

Federal Income Tax Information   (Unaudited)

-----------------------------------------------------------------
---------------
In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the
Internal Revenue Service.

     Distributions of $1.0892, $1.0887 and $1.0254 per share were paid to Class
A, Class B and Class C shareholders, respectively, on December
27, 1995, of
which, for each class of shares, $.8963 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended June
30, 1996 which
are not designated as capital gain distributions should be multiplied by 44.06% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue
Service. Because of
the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


22  Oppenheimer Fund

Oppenheimer Fund

-----------------------------------------------------------------
---------------
Officers and Trustees
                    Leon Levy, Chairman of the Board of Trustees
                    Donald W. Spiro, Vice Chairman of the Board
of Trustees
                    Bridget A. Macaskill, Trustee and President
                    Robert G. Galli, Trustee
                    Benjamin Lipstein, Trustee
                    Elizabeth B. Moynihan, Trustee
                    Kenneth A. Randall, Trustee
                    Edward V. Regan, Trustee
                    Russell S. Reynolds, Jr., Trustee
                    Sidney M. Robbins, Trustee
                    Pauline Trigere, Trustee
                    Clayton K. Yeutter, Trustee
                    Richard Rubinstein, Vice President
                    George C. Bowen, Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott T. Farrar, Assistant Treasurer
                    Andrew J. Donohue, Secretary
                    Robert G. Zack, Assistant Secretary
-----------------------------------------------------------------
---------------
Investment Advisor
                    OppenheimerFunds, Inc.
-----------------------------------------------------------------
---------------
Distributor
                    OppenheimerFunds Distributor, Inc.
-----------------------------------------------------------------
---------------
Transfer and Shareholder
Servicing Agent
                    OppenheimerFunds Services
-----------------------------------------------------------------
---------------
Custodian of
Portfolio Securities
                    The Bank of New York
-----------------------------------------------------------------
---------------
Independent Auditors
                    KPMG Peat Marwick LLP
-----------------------------------------------------------------
---------------
Legal Counsel
                    Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Fund.
This report must
be preceded or accompanied by a Prospectus of Oppenheimer Fund.
For material
information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


23  Oppenheimer Fund

[Back cover]

Information

General Information
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0400.001.0696       August 31, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General
Information
number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone
Transactions number to
make investments.

     For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week.
PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service
Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the
International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent,
OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

[LOGO-OPPENHEIMERFUNDS(R)]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270



-----------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
-----------------------

OPPENHEIMER STRATEGIC INCOME & GROWTH FUND

Annual Report September 30, 1996

[PHOTO]

"We want
our money to
work hard,
but we're
concerned
about risk."

[OPPENHEIMERFUNDS LOGO]

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

4.46%

Class B

3.91%

Class C

3.93%

                                BEAT THE AVERAGE

Cumulative Total Return for the
1-Year Period Ended 9/30/96:

Oppenheimer Strategic Income
& Growth Fund
Class A (at NAV)(1)

16.53%

Lipper Flexible Portfolio Funds Average for 178 Funds for the 1-Year Period Ended 9/30/96(4)

12.33%

THIS FUND IS FOR PEOPLE WHO WANT HIGH INCOME WITH THE POTENTIAL FOR
GROWTH,
FROM AN INVESTMENT THAT'S STRATEGICALLY DESIGNED TO LOWER RISK.

HOW YOUR FUND IS MANAGED

Oppenheimer Strategic Income & Growth Fund seeks its objectives by strategically allocating assets among four sectors: U.S. government issues, foreign fixed-income securities, higher-yielding, lower-rated corporate bonds and domestic stocks. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed-income sectors to capitalize on worldwide investment opportunities to seek high income. Investing in stocks can help the Fund seek its growth objective. Combining strategically managed fixed-income investments with stock investments may reduce the risk of concentrating investments in any one sector, such as high yield bonds, which are subject to greater risk that the issuer will default in principal or interest payments. And the ability to move assets quickly and decisively among a wide variety of investments and global financial markets is crucial to good performance and reduced risk.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 16.53% for Class A shares and 15.69% for Class B shares. Cumulative total return at net asset value for Class C shares since inception on 10/2/95 was 15.18%.(1)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-year period ended 9/30/96 and since inception on 6/1/92 were 11.00% and 8.51%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 11/30/92 were 10.69% and 8.67%, respectively. For Class C shares, cumulative total return since inception on 10/2/95 was 14.18%.(2)

OUTLOOK

"Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance to shifts we see in these areas."


                                     Robert Doll, David Negri and Art Steinmetz,
                                                              Portfolio Managers
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/95 and 6/1/92 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/95 and 11/30/92 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class C returns show results of a hypothetical investment on 10/2/95, after the deduction of the 1% contingent deferred sales charge. An explanation of the different total returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price for Class A shares at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
4. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Strategic Income & Growth Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer Strategic Income & Growth Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Strategic Income &
Growth Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Strategic Income &
Growth Fund


DEAR SHAREHOLDER,

While it's true that earlier this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

         During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

         With the yield on today's 30-year Treasuries hovering just below 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

         Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and have given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

         Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                               /s/ BRIDGET A. MACASKILL
--------------------------                       ------------------------------
James C. Swain                                   Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Strategic Income & Growth Fund

ROBERT DOLL
DAVID NEGRI
ART STEINMETZ
Portfolio Managers

Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.


HOW HAS THE FUND PERFORMED?

The Fund performed very well. By diversifying its assets among U.S. government issues, foreign fixed-income securities, higher-yielding, lower-rated corporate bonds and a blend of equity stocks, our aim is to capitalize on worldwide investment opportunities in order to seek high income, while attempting to reduce risk.

         This strategy has been particularly beneficial during the past year as gains in our credit-oriented investments outperformed our more interest rate-sensitive holdings. For example, the Fund's strongest performers were the emerging market bonds, followed by high yield corporate bonds and our equity holdings. The gains realized in these areas helped to offset disappointments in our U.S. government bond holdings, where increases in interest rates caused mortgages and Treasuries to underperform.

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS
TO
PERFORMANCE?

We've seen good performance out of some of the higher-yielding foreign government bonds, particularly those issued by Italy and Australia. These two countries were able to avoid the general trend toward lower bond prices that occurred throughout the developed world this past year. Market gains in these countries represent a very strong rebound from early 1995 when their economies were experiencing recessions. Likewise, the Latin American economies have managed to recover from their recent economic slump, producing strong economic growth, and as a result we've been able to benefit from our investments there. Of course, investors in high yield bonds are subject to greater risk that the issuer will default on principal and interest payments. And foreign investments entail greater risk and expenses, including adverse currency fluctuations. But over time, we expect the long-term returns will more than compensate for temporary risks.(1)

WERE THERE ANY AREAS THAT LIMITED PERFORMANCE DURING THE PAST
YEAR?

The rise in interest rates over the past year caused increased volatility in the bond market and as a result, our mortgage and Treasury bond holdings did not perform as well as expected. However, we continue to believe that the trend is for moderate economic growth, both in the U.S. and abroad. In addition, we have increased our holdings in short-term money market instruments in the local currencies of several foreign countries. By investing in these short-term instruments, we are able to earn a higher yield while maintaining the ability to quickly move out of these investments should interest rate situations deteriorate.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance with shifts we see in these areas. We feel our strategy of focusing on yield while seeking lower risk through diversification will allow the Fund to take advantage of the upcoming market environment.

1. The Fund's portfolio is subject to change.

4  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                     FACE             MARKET
VALUE
                                                                                                     AMOUNT(1)        SEE NOTE
1
=====================================================================
===========================================================
MORTGAGE-BACKED OBLIGATIONS--18.0%

------------------------------------------------------------------------------------------------------------------
--------------
GOVERNMENT AGENCY--15.7%

------------------------------------------------------------------------------------------------------------------
--------------
FHLMC/FNMA/SPONSORED--8.2%

        Federal Home Loan Mortgage Corp., Collateralized Mtg.

        Obligations, Gtd. Multiclass Mtg. Participation Certificates,

        Series 176, Cl. F, 8.95%, 3/15/20                                                            $   59,951       $
60,139

------------------------------------------------------------------------------------------------------------------
------
        Federal National Mortgage Assn.:
        7.50%, 10/15/26(2)                                                                            5,000,000
4,940,650
        Gtd. Real Estate Mtg. Investment Conduit Pass-Through

        Certificates, Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                          315,000
      351,323
        Interest-Only Stripped Mtg.-Backed Security, Trust 257, Cl. 2, 10.955%, 2/1/24(3)
1,712,531          593,766
        Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                           378,624
337,801
                                                                                                                      ----------
                                                                                                                       6,283,679

------------------------------------------------------------------------------------------------------------------
--------------
GNMA/GUARANTEED--7.5%

        Government National Mortgage Assn.:

        6%, 3/20/26                                                                                   1,437,892        1,434,298
        7%, 4/15/26                                                                                   4,460,633        4,296,705
                                                                                                                      ----------
                                                                                                                       5,731,003

------------------------------------------------------------------------------------------------------------------
--------------
PRIVATE--2.3%
------------------------------------------------------------------------------------------------------------------
--------------
COMMERCIAL--1.6%
        Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through

        Certificates, Series 1996-C1, Cl. F, 7.51%, 2/1/28(4)(5)                                         97,137
     62,289

------------------------------------------------------------------------------------------------------------------
------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:

        Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                         267,639
 268,936
        Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                           252,980
259,621
        Series 1994-C2, Cl. E, 8%, 4/25/25                                                              449,792
436,721
        Series 1994-C2, Cl. G, 8%, 4/25/25                                                              209,655
180,337

------------------------------------------------------------------------------------------------------------------
------
        Structured Asset Securities Corp., Multiclass Pass-Through

        Certificates, Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)                                       27,688
       22,566
                                                                                                                      ----------
                                                                                                                       1,230,470

------------------------------------------------------------------------------------------------------------------
--------------
MULTI-FAMILY--0.5%
        Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through

        Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                         400,000
        302,625

------------------------------------------------------------------------------------------------------------------
------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,

        Series 1991-M6, Cl. B4, 7.103%, 6/25/21(4)                                                       68,681
  67,157
                                                                                                                      ----------
                                                                                                                         369,782

------------------------------------------------------------------------------------------------------------------
--------------
RESIDENTIAL--0.2%
        Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 7.136%, 4/25/26
 299,020          174,927
                                                                                                                      ----------
        Total Mortgage-Backed Obligations (Cost $13,599,896)
 13,789,861

=====================================================================
===========================================================
U.S. GOVERNMENT OBLIGATIONS--0.6%

------------------------------------------------------------------------------------------------------------------
--------------
        U.S. Treasury Nts., 6%, 2/15/26 (Cost $447,860)(6)                                              500,000
     439,844

5  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET
VALUE
                                                                                                     AMOUNT(1)        SEE NOTE
1
=====================================================================
===========================================================
FOREIGN GOVERNMENT OBLIGATIONS--20.0%

------------------------------------------------------------------------------------------------------------------
--------------
ARGENTINA--1.6%
        Argentina (Republic of):
        Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(4)(7)                      $
559,749       $  510,403
        Past Due Interest Bonds, Series L, 6.312%, 3/31/05(4)                                           834,000
      699,517

------------------------------------------------------------------------------------------------------------------
------
        Banco de Galicia y Buenos Aires SA Sr. Unsec. Nts., 9.387%, 4/15/99(4)
35,000           35,634
                                                                                                                      ----------
                                                                                                                       1,245,554

------------------------------------------------------------------------------------------------------------------
--------------
AUSTRALIA--2.4%
        Australia (Commonwealth of) Bonds:

        10%, 2/15/06 AUD                                                                                500,000
453,666
        9.50%, 8/15/03 AUD                                                                               15,000
13,060

------------------------------------------------------------------------------------------------------------------
------
        Queensland Treasury Corp.:
        Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                                                         615,000
   498,166
        Gtd. Nts., 8%, 5/14/03 AUD                                                                      300,000
240,793
        Gtd. Nts., 10.50%, 5/15/03 AUD                                                                   90,000
81,482

------------------------------------------------------------------------------------------------------------------
------
        Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06 AUD
425,000          390,210

------------------------------------------------------------------------------------------------------------------
------
        Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05 AUD
190,000          170,279
                                                                                                                      ----------
                                                                                                                       1,847,656

------------------------------------------------------------------------------------------------------------------
--------------
BRAZIL--0.9%
        Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14
1,001,247          705,567

------------------------------------------------------------------------------------------------------------------
------
        Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.30%, 12/9/99(4)
 10,000           10,288
                                                                                                                      ----------
                                                                                                                         715,855

------------------------------------------------------------------------------------------------------------------
--------------
BULGARIA--0.6%
        Bulgaria (Republic of):
        Disc. Bonds, Tranche A, 6.688%, 7/28/24(4)                                                       70,000
  35,569
        Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(8)
755,000          248,442
        Interest Arrears Bonds, 6.688%, 7/28/11(4)                                                      325,000
149,500
                                                                                                                      ----------
                                                                                                                         433,511

------------------------------------------------------------------------------------------------------------------
--------------
CANADA--2.9%
        Canada (Government of) Bonds:
        11.75%, 2/1/03 CAD                                                                              220,000
204,386
        9.75%, 10/1/97 CAD                                                                              250,000
193,333
        9.75%, 12/1/01 CAD                                                                              260,000
219,637
        9.75%, 6/1/01(6) CAD                                                                          1,335,000
1,119,586
        Series A-33, 11.50%, 9/1/00 CAD                                                                 140,000
122,410
        Series A-76, 9%, 6/1/25 CAD                                                                     465,000
392,682
                                                                                                                      ----------
                                                                                                                       2,252,034

------------------------------------------------------------------------------------------------------------------
--------------
DENMARK--0.7%
        Denmark (Kingdom of) Bonds:
        8%, 11/15/01 DKK                                                                              1,670,000
312,070
        8%, 3/15/06 DKK                                                                               1,130,000
206,646
                                                                                                                      ----------
                                                                                                                         518,716

------------------------------------------------------------------------------------------------------------------
--------------
GERMANY--2.1%
        Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24(6) DEM
2,670,000        1,612,575
------------------------------------------------------------------------------------------------------------------
--------------
GREAT BRITAIN--1.4%
        United Kingdom Treasury:
        Bonds, 10%, 9/8/03 GBP                                                                          355,000
633,054
        Debs., 8.50%, 12/7/05 GBP                                                                        55,000
91,012
        Nts., 12.50%, 11/21/05 GBP                                                                       62,000
123,738
        Nts., 8%, 6/10/03 GBP                                                                           125,000
202,509
                                                                                                                      ----------
                                                                                                                       1,050,313

------------------------------------------------------------------------------------------------------------------
--------------
IRELAND--0.1%
        Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                                60,000
      110,024

6  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET
VALUE
                                                                                                     AMOUNT(1)        SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
--------------
ITALY--0.4%
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:

        10.50%, 4/1/00ITL                                                                           285,000,000       $
201,403
        10.50%, 7/15/00ITL                                                                          170,000,000
121,241
                                                                                                                      ----------
                                                                                                                         322,644

------------------------------------------------------------------------------------------------------------------
--------------
JAPAN--0.4%
        Japan (Government of) Bonds, Series 174, 4.60%, 9/20/04 JPY
27,500,000          279,877
------------------------------------------------------------------------------------------------------------------
--------------
MEXICO--0.7%
        Banco Nacional de Comercio Exterior SNC:

        International Finance BV Gtd. Bonds, 10.758%, 6/23/97(4)(5)
120,000          123,900
        International Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06
135,000          141,581
        Nts., 7.25%, 2/2/04                                                                              75,000           64,687

------------------------------------------------------------------------------------------------------------------
------
        United Mexican States Bonds:
        10.375%, 1/29/03 DEM                                                                            150,000
103,851
        16.50%, 9/1/08 GBP                                                                               35,000
74,486
                                                                                                                      ----------
                                                                                                                         508,505

------------------------------------------------------------------------------------------------------------------
--------------
NEW ZEALAND--1.3%
        New Zealand Government Bonds, 10%, 7/15/97 NZD
1,040,000          733,982

------------------------------------------------------------------------------------------------------------------
------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds:

        8%, 2/15/01(5) NZD                                                                              165,000
113,525
        8%, 3/15/02 NZD                                                                                 165,000
113,459
                                                                                                                      ----------
                                                                                                                         960,966

------------------------------------------------------------------------------------------------------------------
--------------
PANAMA--0.1%
        Panama (Republic of) Interest Reduction Bonds, 3.50%, 7/17/14(8)
130,000           81,738
------------------------------------------------------------------------------------------------------------------
--------------
POLAND--1.1%
        Poland (Republic of) Treasury Bills, Zero Coupon:

        21.464%, 10/16/96(9) PLZ                                                                      2,000,000
706,837
        21.656%, 10/2/96(9) PLZ                                                                         430,000
152,854
                                                                                                                      ----------
                                                                                                                         859,691

------------------------------------------------------------------------------------------------------------------
--------------
RUSSIA--0.2%
        Russia (Government of) Interest Nts., 6.547%, 12/29/49(2)(4)
260,000          167,294

------------------------------------------------------------------------------------------------------------------
--------------
SPAIN--1.2%
        Spain (Kingdom of):
        Bonds, Bonos y Obligacion del Estado, 10.15%, 1/31/06 ESP
39,200,000          349,431
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.25%, 11/30/98 ESP
25,800,000          212,018
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.30%, 6/15/02 ESP
22,500,000          197,305
        Gtd. Bonds, Bonos y Obligacion del Estado, 12.25%, 3/25/00 ESP
17,700,000          157,405
                                                                                                                      ----------
                                                                                                                         916,159

------------------------------------------------------------------------------------------------------------------
--------------
SWEDEN--1.2%
        Sweden (Kingdom of) Bonds:
        Series 1030, 13%, 6/15/01 SEK                                                                 2,200,000
414,114
        Series 1033, 10.25%, 5/5/03 SEK                                                                 600,000
105,220
        Series 1034, 9%, 4/20/09 SEK                                                                  1,400,000
233,811
        Series 1035, 6%, 2/9/05 SEK                                                                   1,300,000
179,414
                                                                                                                      ----------
                                                                                                                         932,559

------------------------------------------------------------------------------------------------------------------
--------------
VENEZUELA--0.7%
        Venezuela (Republic of):
        Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                                     250,000
  207,500
        Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)
100,000           84,313
        New Money Bonds, Series A, 6.75%, 12/18/05(4)                                                   250,000
       208,438
                                                                                                                      ----------
                                                                                                                         500,251
                                                                                                                      ----------
        Total Foreign Government Obligations (Cost $14,828,341)
   15,315,922

7  Oppenheimer Strategic Income & Growth Fund

                                                                                                  FACE              MARKET
VALUE
                                                                                                  AMOUNT(1)        SEE NOTE 1
=====================================================================
===========================================================
LOAN PARTICIPATIONS--1.3%

------------------------------------------------------------------------------------------------------------------
--------------
        Colombia (Republic of) 1989-1990 Integrated Loan

        Facility Bonds, 6.563%, 7/1/01(4)(5)                                                      $     314,320       $
298,604

------------------------------------------------------------------------------------------------------------------
------
        Morocco (Kingdom of) Loan Participation Agreement,

        Tranche A, 6.437%, 1/1/09(4)                                                                    325,000
255,633

------------------------------------------------------------------------------------------------------------------
------
        Trinidad & Tobago Loan Participation Agreement,

        Tranche A, 1.772%, 9/30/00(4)(5) JPY                                                         44,836,363
 358,288

------------------------------------------------------------------------------------------------------------------
------
        United Mexican States, Combined Facility 3,

        Loan Participation Agreement, Tranche A, 6.563%, 9/20/97(4)(5)
66,720           59,256
                                                                                                                      ----------
        Total Loan Participations (Cost $969,966)
971,781

=====================================================================
===========================================================
CORPORATE BONDS AND NOTES--17.6%

------------------------------------------------------------------------------------------------------------------
--------------
BASIC INDUSTRY--1.4%
------------------------------------------------------------------------------------------------------------------
--------------
CHEMICALS--0.3%
        NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                             200,000
   211,000
------------------------------------------------------------------------------------------------------------------
--------------
METALS/MINING--0.2%
        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05
100,000          114,750
------------------------------------------------------------------------------------------------------------------
--------------
PAPER--0.9%
        Repap New Brunswick, Inc., 8.937% First Priority Sr. Sec. Nts., 7/15/00(4)
200,000          200,000

------------------------------------------------------------------------------------------------------------------
------
        Riverwood International Corp., 10.25% Sr. Nts., 4/1/06                                          300,000
       303,000

------------------------------------------------------------------------------------------------------------------
------
        Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02                                          200,000
       210,500
                                                                                                                      ----------
                                                                                                                         713,500

------------------------------------------------------------------------------------------------------------------
--------------
CONSUMER RELATED--1.7%

------------------------------------------------------------------------------------------------------------------
--------------
CONSUMER PRODUCTS--0.1%

        Fletcher Challenge Industries Ltd., 10% Cv. Sub. Unsec. Nts., 4/30/05 NZD
70,000           50,290
------------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE--0.3%
        Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                           190,000
        247,475
------------------------------------------------------------------------------------------------------------------
--------------
HOTEL/GAMING--0.1%
        Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,

        11.25% First Mtg. Nts., 5/1/06                                                                  100,000
99,250
------------------------------------------------------------------------------------------------------------------
--------------
LEISURE--0.2%
        Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(5)
160,431          167,450
------------------------------------------------------------------------------------------------------------------
--------------
TEXTILE/APPAREL--1.0%

        PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,

        36.897%, 10/23/96(9) IDR                                                                  1,200,000,000
511,932

------------------------------------------------------------------------------------------------------------------
------
        Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                      200,000
       217,000
                                                                                                                      ----------
                                                                                                                         728,932

------------------------------------------------------------------------------------------------------------------
--------------
ENERGY--0.5%
------------------------------------------------------------------------------------------------------------------
--------------
        Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 10.394%, 11/1/97(9)
400,000          371,000
------------------------------------------------------------------------------------------------------------------
--------------
FINANCIAL SERVICES--0.7%

------------------------------------------------------------------------------------------------------------------
--------------
BANKS & THRIFTS--0.2%

        Banco Bamerindus do Brasil SA, 10.50% Debs., 6/23/97
25,000           24,687

------------------------------------------------------------------------------------------------------------------
------
        Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99
50,000           46,500

------------------------------------------------------------------------------------------------------------------
------
        Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(2)(9) THB
2,000,000           77,981
                                                                                                                      ----------
                                                                                                                         149,168

------------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED FINANCIAL--0.1%

        Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                                50,000
        48,875
------------------------------------------------------------------------------------------------------------------
--------------
INSURANCE--0.4%
        Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02(10)
300,000          328,125
------------------------------------------------------------------------------------------------------------------
--------------
HOUSING RELATED--1.0%

------------------------------------------------------------------------------------------------------------------
--------------
HOMEBUILDERS/
REAL ESTATE--1.0%
        Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable Rate Nts., 5/1/99
396,000          397,980

------------------------------------------------------------------------------------------------------------------
------
        Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)
500,000          402,500
                                                                                                                      ----------
                                                                                                                         800,480

8  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET
VALUE
                                                                                                     AMOUNT(1)        SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
--------------
MANUFACTURING--0.2%

------------------------------------------------------------------------------------------------------------------
--------------
AUTOMOTIVE--0.2%
        Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                               $  150,000
$  146,250
------------------------------------------------------------------------------------------------------------------
--------------
MEDIA--3.6%
------------------------------------------------------------------------------------------------------------------
--------------
CABLE TELEVISION--2.1%

        American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(11)
100,316           75,488

------------------------------------------------------------------------------------------------------------------
------
        Australis Media Ltd., Units (each unit consists of $1,000

        principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and

        one warrant to purchase 57.721 ordinary shares)(11)(12)                                         200,000
       121,000

------------------------------------------------------------------------------------------------------------------
------
        Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(11)
500,000          383,750

------------------------------------------------------------------------------------------------------------------
------
        Cablevision Systems Corp., 10.50% Sr. Sub. Debs., 5/15/16
250,000          255,000

------------------------------------------------------------------------------------------------------------------
------
        EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)
200,000          158,500

------------------------------------------------------------------------------------------------------------------
------
        Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07
300,000          301,500

------------------------------------------------------------------------------------------------------------------
------
        TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                   300,000
   333,264
                                                                                                                      ----------
                                                                                                                       1,628,502

------------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED MEDIA--0.9%

        Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(11)
  750,000          682,500
------------------------------------------------------------------------------------------------------------------
--------------
ENTERTAINMENT/FILM--0.4%

        Imax Corp., 7% Sr. Nts., 3/1/01(8)                                                              320,000
313,600
------------------------------------------------------------------------------------------------------------------
--------------
PUBLISHING/PRINTING--0.2%

        Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(11)
250,000          176,250
------------------------------------------------------------------------------------------------------------------
--------------
OTHER--1.1%
------------------------------------------------------------------------------------------------------------------
--------------
ENVIRONMENTAL--0.3%

        EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                                     200,000
191,000
------------------------------------------------------------------------------------------------------------------
--------------
SERVICES--0.8%
        Grupo Elektra SA de CV, 12.75% Sr. Nts., 5/15/01(13)
500,000          525,000

------------------------------------------------------------------------------------------------------------------
------
        Protection One Alarm Monitoring, Inc., 6.75% Cv. Sr. Sub. Nts., 9/15/03
110,000          108,144
                                                                                                                      ----------
                                                                                                                         633,144

------------------------------------------------------------------------------------------------------------------
--------------
RETAIL--1.1%
------------------------------------------------------------------------------------------------------------------
--------------
SUPERMARKETS--1.1%

        Grand Union Co., 12% Sr. Nts., 9/1/04                                                           198,000
200,722

------------------------------------------------------------------------------------------------------------------
------
        Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(7)
564,400          567,222

------------------------------------------------------------------------------------------------------------------
------
        Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                                                       50,000
44,625
                                                                                                                      ----------
                                                                                                                         812,569

------------------------------------------------------------------------------------------------------------------
--------------
TRANSPORTATION--0.6%

------------------------------------------------------------------------------------------------------------------
--------------
AIR TRANSPORTATION--0.1%

        American International Group, Inc., 11.70% Unsec. Unsub. Bonds, 12/4/01 ITL
95,000,000           71,778
------------------------------------------------------------------------------------------------------------------
--------------
RAILROADS--0.5%
        Transtar Holdings LP/Transtar Capital Corp.,

        0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(11)                                               500,000
     378,125
------------------------------------------------------------------------------------------------------------------
--------------
UTILITIE--5.8%
------------------------------------------------------------------------------------------------------------------
--------------
ELECTRIC UTILITIES--2.3%

        CalEnergy Co., Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04(11)
450,000          460,125

------------------------------------------------------------------------------------------------------------------
------
        El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11
250,000          258,750

------------------------------------------------------------------------------------------------------------------
------
        First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16
 300,000          317,250

------------------------------------------------------------------------------------------------------------------
------
        New Zealand Electric Corp., 10% Debs., 10/15/01 NZD
330,000          245,092

------------------------------------------------------------------------------------------------------------------
------
        Subic Power Corp.:
        9.50% Sr. Sec. Nts., 12/28/08                                                                   431,034
431,573
        9.50% Sr. Sec. Nts., 12/28/0813                                                                  86,206
86,315
                                                                                                                      ----------
                                                                                                                       1,799,105

9  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET
VALUE
                                                                                                     AMOUNT(1)        SEE NOTE
1
------------------------------------------------------------------------------------------------------------------
--------------
TELECOMMUNICATIONS--3.5%

        Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(11)                            $
200,000       $  156,500

------------------------------------------------------------------------------------------------------------------
------
        Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(11)                                           350,000
        282,625

------------------------------------------------------------------------------------------------------------------
------
        Cellular Communications International, Inc.,

        Zero Coupon Sr. Disc. Nts., 12.323%, 8/15/00(9)                                                 600,000
    382,500

------------------------------------------------------------------------------------------------------------------
------
        Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(11)
      300,000          186,000

------------------------------------------------------------------------------------------------------------------
------
        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(11)(13)
400,000          246,000

------------------------------------------------------------------------------------------------------------------
------
        IntelCom Group (USA), Inc.:
        0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(11)                                                       270,000
168,075
        0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                                           100,000
67,375

------------------------------------------------------------------------------------------------------------------
------
        Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(13)                                                  300,000
    314,250

------------------------------------------------------------------------------------------------------------------
------
        ORBCOMM Global LP/ORBCOMM Global Capital Corp., 14% Sr. Nts., 8/15/04(13)
             155,000          160,037

------------------------------------------------------------------------------------------------------------------
------
        PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)
500,000          471,250

------------------------------------------------------------------------------------------------------------------
------
        Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07(11)
400,000          258,000
                                                                                                                      ----------
                                                                                                                       2,692,612
                                                                                                                      ----------
        Total Corporate Bonds and Notes (Cost $13,013,563)
13,555,730


                                                                                                     SHARES
=====================================================================
===========================================================
COMMON STOCKS--41.0%

------------------------------------------------------------------------------------------------------------------
--------------
BASIC INDUSTRY--2.3%
------------------------------------------------------------------------------------------------------------------
--------------
CHEMICALS--2.3%
        Morton International, Inc.                                                                       24,000
954,000

------------------------------------------------------------------------------------------------------------------
------
        Union Carbide Corp.                                                                              18,000
821,250
                                                                                                                      ----------
                                                                                                                       1,775,250

------------------------------------------------------------------------------------------------------------------
--------------
CONTAINERS--0.0%
        Equitable Bag, Inc.(5)(14)                                                                        1,861
4,653
------------------------------------------------------------------------------------------------------------------
--------------
CONSUMER RELATED--6.4%

------------------------------------------------------------------------------------------------------------------
--------------
FOOD/BEVERAGES/TOBACCO--3.4%

        PepsiCo, Inc.                                                                                    26,000          734,500

------------------------------------------------------------------------------------------------------------------
------
        Philip Morris Cos., Inc.                                                                         11,000
987,250

------------------------------------------------------------------------------------------------------------------
------
        UST, Inc.                                                                                        31,000          918,375
                                                                                                                      ----------
                                                                                                                       2,640,125

------------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE--1.5%
        Johnson & Johnson                                                                                22,000
1,127,500
------------------------------------------------------------------------------------------------------------------
--------------
TEXTILE/APPAREL--1.5%

        Russell Corp.                                                                                    36,000        1,161,000
------------------------------------------------------------------------------------------------------------------
--------------
ENERGY--4.9%
        Phillips Petroleum Co.                                                                           29,000
1,239,750

------------------------------------------------------------------------------------------------------------------
------
        Unocal Corp.                                                                                     35,000        1,260,000

------------------------------------------------------------------------------------------------------------------
------
        USX-Marathon Group                                                                               57,000
1,232,625
                                                                                                                      ----------
                                                                                                                       3,732,375

------------------------------------------------------------------------------------------------------------------
--------------
FINANCIAL SERVICES--14.9%

------------------------------------------------------------------------------------------------------------------
--------------
BANKS & THRIFTS--3.2%

        BankAmerica Corp.                                                                                15,000
1,231,875

------------------------------------------------------------------------------------------------------------------
------
        NationsBank Corp.                                                                                14,000
1,216,250
                                                                                                                      ----------
                                                                                                                       2,448,125

10  Oppenheimer Strategic Income & Growth Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED FINANCIAL--8.8%

        Dean Witter, Discover & Co.                                                                       3,000      $
165,000

------------------------------------------------------------------------------------------------------------------
------
        Federal Home Loan Mortgage Corp.                                                                 13,000
1,272,375

------------------------------------------------------------------------------------------------------------------
------
        Federal National Mortgage Assn.                                                                  27,000
941,625

------------------------------------------------------------------------------------------------------------------
------
        Green Tree Financial Corp.                                                                       36,000
1,413,000

------------------------------------------------------------------------------------------------------------------
------
        Merrill Lynch & Co., Inc.                                                                        19,000
1,246,875

------------------------------------------------------------------------------------------------------------------
------
        Morgan Stanley Group, Inc.                                                                       10,000
497,500

------------------------------------------------------------------------------------------------------------------
------
        Salomon, Inc.                                                                                    27,000        1,231,875
                                                                                                                      ----------
                                                                                                                       6,768,250

------------------------------------------------------------------------------------------------------------------
--------------
INSURANCE--2.9%
        Cigna Corp.                                                                                      10,000        1,198,750

------------------------------------------------------------------------------------------------------------------
------
        Loews Corp.                                                                                      13,000        1,005,875
                                                                                                                      ----------
                                                                                                                       2,204,625

------------------------------------------------------------------------------------------------------------------
--------------
HOUSING RELATED--1.7%

------------------------------------------------------------------------------------------------------------------
--------------
HOMEBUILDERS/REAL ESTATE--1.7%

        Capstone Capital Corp.                                                                              260            5,460

------------------------------------------------------------------------------------------------------------------
------
        Fleetwood Enterprises, Inc.                                                                      42,000
1,291,500
                                                                                                                      ----------
                                                                                                                       1,296,960

------------------------------------------------------------------------------------------------------------------
--------------
MANUFACTURING--5.3%

------------------------------------------------------------------------------------------------------------------
--------------
AEROSPACE/ELECTRONICS/

COMPUTERS--5.1%
        Applied Materials, Inc.(14)                                                                       3,000
82,875

------------------------------------------------------------------------------------------------------------------
------
        Compaq Computer Corp.(14)                                                                        18,000
1,154,250

------------------------------------------------------------------------------------------------------------------
------
        Data General Corp.(14)                                                                          110,000
1,540,000

------------------------------------------------------------------------------------------------------------------
------
        International Business Machines Corp.                                                             9,000
1,120,500
                                                                                                                      ----------
                                                                                                                       3,897,625

------------------------------------------------------------------------------------------------------------------
--------------
CAPITAL GOODS--0.2%
        Dover Corp.                                                                                       4,000          191,000
------------------------------------------------------------------------------------------------------------------
--------------
MEDIA--0.0%
------------------------------------------------------------------------------------------------------------------
--------------
CABLE TELEVISION--0.0%

        EchoStar Communications Corp., Cl. A(14)                                                            900
 24,525
------------------------------------------------------------------------------------------------------------------
--------------
TRANSPORTATION--5.4%

------------------------------------------------------------------------------------------------------------------
--------------
AIR TRANSPORTATION--3.8%

        AMR Corp.(14)                                                                                    22,000
1,751,750

------------------------------------------------------------------------------------------------------------------
------
        Delta Air Lines, Inc.                                                                            16,000        1,152,000
                                                                                                                      ----------
                                                                                                                       2,903,750

------------------------------------------------------------------------------------------------------------------
--------------
RAILROADS--1.6%
        CSX Corp.                                                                                        24,000        1,212,000
------------------------------------------------------------------------------------------------------------------
--------------
UTILITIES--0.1%
------------------------------------------------------------------------------------------------------------------
--------------
TELECOMMUNICATIONS--0.1%

        Celcaribe SA(5)(14)                                                                              65,040           94,308
                                                                                                                      ----------
        Total Common Stocks (Cost $27,693,470)
31,482,071

=====================================================================
===========================================================
PREFERRED STOCKS--0.7%

------------------------------------------------------------------------------------------------------------------
--------------
        California Federal Bank, 10.625% Non-Cum., Series B                                                 500
        55,125

------------------------------------------------------------------------------------------------------------------
------
        First Nationwide Bank, 11.50% Non-Cum.                                                            2,000
  226,500

------------------------------------------------------------------------------------------------------------------
------
        Prime Retail, Inc., $19.00 Cv., Series B                                                         12,000
240,000
                                                                                                                      ----------
        Total Preferred Stocks (Cost $551,813)
521,625

11  Oppenheimer Strategic Income & Growth Fund

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1
=====================================================================
===========================================================
OTHER SECURITIES--0.0%

------------------------------------------------------------------------------------------------------------------
--------------
        Kaiser Aluminum Corp., 8.255% Cv. Preferred Redeemable

        Increased Dividend Equity Securities (Cost $25,344)                                               2,400
 $   27,000
                                                                                                       UNITS
=====================================================================
===========================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%

------------------------------------------------------------------------------------------------------------------
--------------
        American Telecasting, Inc. Wts., Exp. 6/99                                                        2,000
9,000

------------------------------------------------------------------------------------------------------------------
------
        Comunicacion Celular SA Wts., Exp. 11/03(5)                                                         300
    1,500

------------------------------------------------------------------------------------------------------------------
------
        Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                                400
        4,000

------------------------------------------------------------------------------------------------------------------
------
        In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                            300
 --
                                                                                                                      ----------
        Total Rights, Warrants and Certificates (Cost $0)
14,500

                                                                                                     FACE
                                                                                                     AMOUNT(1)
=====================================================================
===========================================================
STRUCTURED INSTRUMENTS--2.7%

------------------------------------------------------------------------------------------------------------------
--------------
        Bayerische Landesbank Girozentrale, New York Branch,

        7.15% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97
$70,000           69,454

------------------------------------------------------------------------------------------------------------------
------
        Canadian Imperial Bank of Commerce, New York Branch:

        14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of

        Greek Drachma and European Currency Unit)                                                       550,000
     543,070
        16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,

        Zero Coupon, 4/9/97)                                                                            100,000
99,400
        17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,

        Zero Coupon, 2/19/97)                                                                           200,000
199,200

------------------------------------------------------------------------------------------------------------------
------
        Internationale Nederlanden Bank NV, Prague Branch,

        Zero Coupon Promissory Nts., 10.486%, 4/28/97(9)CZK
4,600,000          160,735

------------------------------------------------------------------------------------------------------------------
------
        Internationale Nederlanden (U.S.) Capital Holdings Corp.:

        Czech Koruna Linked Nts., 11.60%, 12/23/96                                                       70,000
    69,165
        Zero Coupon Chilean Peso Linked Nts., 11.122%, 12/11/96(9)
130,000          126,386

------------------------------------------------------------------------------------------------------------------
------
        Salomon Brothers, Inc., Zero Coupon Chilean Peso Indexed

        Enhanced Access Nts.:
        12.145%, 12/11/96(9)                                                                             70,000
68,180
        10.853%, 12/18/96(9)                                                                             70,000
67,914

------------------------------------------------------------------------------------------------------------------
------
        Swiss Bank Corp., New York Branch, 6.60% CD Linked Nts.,

        1/30/97 (indexed to the closing Nikkei 225 Index on 1/23/97)NZD
256,720          186,629

------------------------------------------------------------------------------------------------------------------
------
        United Mexican States Linked Nts., 11/27/96 (indexed to the greater of

        Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)
380,000          462,808
                                                                                                                      ----------
        Total Structured Instruments (Cost $2,010,133)
2,052,941

                                                                       DATE            STRIKE         CONTRACTS

=====================================================================
===========================================================
PUT OPTIONS PURCHASED--0.0%
------------------------------------------------------------------------------------------------------------------
--------------
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro
        Poliennali, 9.50%, 5/1/01 Put Opt.                             7/97           $ 102.30              211
  1,057

------------------------------------------------------------------------------------------------------------------
------
        Swiss Franc Put Opt.                                           10/96           1.22 CHF         885,245
23,628
                                                                                                                      ----------
        Total Put Options Purchased (Cost $12,370)
24,685

12  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE            MARKET
VALUE
                                                                                                     AMOUNT(1)       SEE NOTE
1
=====================================================================
===========================================================
REPURCHASE AGREEMENT--2.7%

------------------------------------------------------------------------------------------------------------------
--------------
        Repurchase agreement with PaineWebber, Inc., 5.62%, dated 9/30/96,

        to be repurchased at $2,100,328 on 10/1/96, collateralized by

        U.S. Treasury Bonds, 6.75%, 8/15/26, with a value of $2,067,056 and

        U.S. Treasury Nts., 6.125%, 5/15/98, with a value of $77,236 (Cost $2,100,000)
$2,100,000      $ 2,100,000

------------------------------------------------------------------------------------------------------------------
--------------
TOTAL INVESTMENTS, AT VALUE (COST $75,252,756)
    104.6%      80,295,960
------------------------------------------------------------------------------------------------------------------
--------------
LIABILITIES IN EXCESS OF OTHER ASSETS
(4.6)      (3,509,389)
                                                                                                     ----------      -----------
NET ASSETS                                                                                                100.0%
$76,786,571
                                                                                                     ==========
===========

        1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
        AUD -- Australian Dollar        IDR -- Indonesian Rupiah
        CAD -- Canadian Dollar          IEP -- Irish Punt
        CHF -- Swiss Franc              ITL -- Italian Lira
        CZK -- Czech Koruna             JPY -- Japanese Yen
        DEM -- German Deutsche Mark     NZD -- New Zealand Dollar
        DKK -- Danish Krone             PLZ -- Polish Zloty
        ESP -- Spanish Peseta           SEK -- Swedish Krona
        GBP -- British Pound Sterling   THB -- Thai Baht

        2. When-issued security to be delivered and settled after September 30, 1996.
        3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
        4. Represents the current interest rate for a variable rate security.
        5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
        6. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS/FACE     EXPIRATION      EXERCISE
PREMIUM   MARKET VALUE
                                                    SUBJECT TO CALL    DATE            PRICE
RECEIVED  SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
----------
Call Option on Australian Dollar                    461,100            10/96           1.258 AUD      $
3,074           $555
------------------------------------------------------------------------------------------------------------------
----------
Call Option on New Zealand Dollar                   191,675            10/96           1.435 NZD
930          1,131
------------------------------------------------------------------------------------------------------------------
----------
Call Option on New Zealand Dollar                   163,560            10/96           1.437 NZD
816          1,112
------------------------------------------------------------------------------------------------------------------
----------
Call Option on Swiss Franc                          939,130            10/96            1.15 CHF        2,047
       94
------------------------------------------------------------------------------------------------------------------
----------
Call Option on U.S. Treasury Nts., 6%, 2/15/26      500,000            10/96           $90.438
3,711          1,016
                                                                                                      -------          -----
                                                                                                      $10,578         $3,908
                                                                                                      =======         ======

        7. Interest or dividend is paid in kind.
        8. Represents the current interest rate for an increasing rate security.
        9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
        10. Securities with an aggregate market value of $328,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
        11. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
        12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
        13. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,331,602 or 1.73% of the Fund's net assets, at September 30, 1996.
        14. Non-income producing security.
        See accompanying Notes to Financial Statements.

13  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

=====================================================================
===========================================================
ASSETS
        Investments, at value (cost $75,252,756)--see accompanying statement
       $80,295,960

------------------------------------------------------------------------------------------------------------------
------
        Cash                                                                                                             611,472

------------------------------------------------------------------------------------------------------------------
------
        Unrealized appreciation on forward foreign currency exchange contracts--Note 5
                 43,919

------------------------------------------------------------------------------------------------------------------
------
        Receivables:
        Investments sold                                                                                               1,717,088
        Interest, dividends and principal paydowns
926,291
        Shares of beneficial interest sold                                                                               387,169
        Closed forward foreign currency exchange contracts
 59,215
        Daily variation on futures contracts--Note 6
6,862

------------------------------------------------------------------------------------------------------------------
------
        Other                                                                                                              2,864
                                                                                                                     -----------
        Total assets                                                                                                  84,050,840

=====================================================================
===========================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency exchange contracts--Note 5
                  4,400

------------------------------------------------------------------------------------------------------------------
------
        Options written, at value (premiums received $15,908)--

        see accompanying statement--Note 7
5,777

------------------------------------------------------------------------------------------------------------------
------
        Payables and other liabilities:
        Investments purchased (including $5,119,263 purchased on a when-issued basis)--Note 1
                    6,610,736
        Dividends                                                                                                        313,878
        Shares of beneficial interest redeemed
115,879
        Daily variation on futures contracts--Note 6
1,500
        Other                                                                                                            212,099
                                                                                                                     -----------
        Total liabilities                                                                                              7,264,269

=====================================================================
===========================================================
NET ASSETS                                                                                                           $76,786,571
                                                                                                                     ===========

=====================================================================
===========================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                              $66,681,618

------------------------------------------------------------------------------------------------------------------
------
        Overdistributed net investment income
(318,871)

------------------------------------------------------------------------------------------------------------------
------
        Accumulated net realized gain on investments and foreign currency transactions
             5,349,088

------------------------------------------------------------------------------------------------------------------
------
        Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
5,074,736
                                                                                                                     -----------
        Net assets                                                                                                   $76,786,571
                                                                                                                     ===========

=====================================================================
===========================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets of $46,746,928 and 7,956,397 shares of beneficial interest outstanding)
 $5.88
        Maximum offering price per share (net asset value plus sales charge of 4.75%

        of offering price)                                                                                                 $6.17


------------------------------------------------------------------------------------------------------------------
------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets of $28,933,298 and 4,932,725 shares of beneficial interest outstanding)
          $5.87


------------------------------------------------------------------------------------------------------------------
------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets of $1,106,345 and 188,933 shares of beneficial interest outstanding)
         $5.86

        See accompanying Notes to Financial Statements.

14  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

=====================================================================
===========================================================
INVESTMENT INCOME

        Interest                                                                                                      $4,441,077

------------------------------------------------------------------------------------------------------------------
------
        Dividends (net of foreign withholding taxes of $5,550)
457,180
                                                                                                                     -----------
        Total income                                                                                                   4,898,257

=====================================================================
===========================================================
EXPENSES
        Management fees--Note 4
513,195

------------------------------------------------------------------------------------------------------------------
------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                          105,726
        Class B                                                                                                          242,309
        Class C                                                                                                            3,963

------------------------------------------------------------------------------------------------------------------
------
        Transfer and shareholder servicing agent fees--Note 4
128,032

------------------------------------------------------------------------------------------------------------------
------
        Shareholder reports                                                                                               86,699

------------------------------------------------------------------------------------------------------------------
------
        Custodian fees and expenses                                                                                       51,822

------------------------------------------------------------------------------------------------------------------
------
        Legal and auditing fees                                                                                           14,158

------------------------------------------------------------------------------------------------------------------
------
        Insurance expenses                                                                                                 3,974

------------------------------------------------------------------------------------------------------------------
------
        Registration and filing fees:
        Class A                                                                                                              837
        Class B                                                                                                            2,469
        Class C                                                                                                              393

------------------------------------------------------------------------------------------------------------------
------
        Trustees' fees and expenses                                                                                        3,002

------------------------------------------------------------------------------------------------------------------
------
        Other                                                                                                              8,985
                                                                                                                     -----------
        Total expenses                                                                                                 1,165,564

=====================================================================
===========================================================
NET INVESTMENT INCOME
3,732,693

=====================================================================
===========================================================
REALIZED AND UNREALIZED

GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)
           8,028,979
        Closing of futures contracts                                                                                     (14,626)
        Closing and expiration of options written
(106,455)
        Foreign currency transactions                                                                                     44,109
                                                                                                                     -----------
        Net realized gain                                                                                              7,952,007


------------------------------------------------------------------------------------------------------------------
------
        Net change in unrealized appreciation or depreciation on:

        Investments                                                                                                   (1,417,530)
        Translation of assets and liabilities denominated in foreign currencies
      (45,705)
                                                                                                                     -----------
        Net change                                                                                                    (1,463,235)
                                                                                                                     -----------
        Net realized and unrealized gain
6,488,772

=====================================================================
===========================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                             $10,221,465
                                                                                                                     ===========
        See accompanying Notes to Financial Statements.

15  Oppenheimer Strategic Income & Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED SEPTEMBER
30,
                                                                                                   1996             1995
=====================================================================
===========================================================
OPERATIONS
        Net investment income                                                                      $  3,732,693     $
3,570,349

------------------------------------------------------------------------------------------------------------------
------
        Net realized gain (loss)                                                                      7,952,007
(1,642,262)

------------------------------------------------------------------------------------------------------------------
------
        Net change in unrealized appreciation or depreciation                                        (1,463,235)
    6,666,394
                                                                                                   ------------     ------------
        Net increase in net assets resulting from operations                                         10,221,465
 8,594,481

=====================================================================
===========================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:

        Class A                                                                                      (2,671,884)      (2,612,318)
        Class B                                                                                      (1,293,779)        (977,840)
        Class C                                                                                         (20,396)              --
=====================================================================
===========================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                                       1,764,170       (5,203,387)
        Class B                                                                                       6,853,287        2,275,946
        Class C                                                                                       1,071,210               --

=====================================================================
===========================================================
NET ASSETS
        Total increase                                                                               15,924,073        2,076,882

------------------------------------------------------------------------------------------------------------------
------
        Beginning of period                                                                          60,862,498
58,785,616
                                                                                                   ------------     ------------
        End of period (including overdistributed net investment income
        of $318,871 and $129,448, respectively)                                                    $ 76,786,571     $
60,862,498
                                                                                                   ============
============
        See accompanying Notes to Financial Statements.

16  Oppenheimer Strategic Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                       CLASS A
                                       --------------------------------------------


                                       YEAR ENDED SEPTEMBER 30,
                                       1996     1995     1994     1993    1992(3)
=====================================================================
==============
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $5.36    $4.92    $5.26    $5.03     $5.00
-----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                    .32      .32      .21      .22       .07(4)
Net realized and unrealized
gain (loss)                              .54      .44     (.23)     .22       .02
                                       -----    -----    -----    -----     -----
Total income (loss) from
investment operations                    .86      .76     (.02)     .44       .09
-----------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                  (.34)    (.32)    (.21)    (.20)     (.06)
Dividends in excess of net
investment income                         --       --     (.01)      --        --
Distributions from net realized gain      --       --       --     (.01)       --
Distributions in excess of net
realized gain                             --       --     (.10)      --        --
                                       -----    -----    -----    -----     -----
Total dividends and distributions
to shareholders                         (.34)    (.32)    (.32)    (.21)     (.06)
-----------------------------------------------------------------------------------
Net asset value, end of period         $5.88    $5.36    $4.92    $5.26     $5.03
                                       =====    =====    =====    =====     =====

=====================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)    16.53%   16.09%   (0.23)%   8.84%
1.74%

=====================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $46,747  $40,977  $42,733  $55,291  $48,3973
-----------------------------------------------------------------------------------
Average net assets (in thousands)    $43,764  $40,799  $48,360  $59,209  $30,2643
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   5.75%    6.37%    4.56%    4.33%     4.59%(6)
Expenses                                1.43%    1.35%    1.43%    1.36%     1.46%(4)(6)
-----------------------------------------------------------------------------------
Portfolio turnover rate(7)             147.3%   114.0%    80.0%   122.4%     25.8%
Average brokerage
commission rate(8)                   $0.0595       --       --       --        --

                                                 CLASS B                                      CLASS C
                                                 -------------------------------------------  --------
                                                                                              PERIOD
                                                                                              ENDED
                                                 YEAR ENDED SEPTEMBER 30,                     SEPT. 30,
                                                 1996            1995       1994      1993(2) 1996(1)
=====================================================================
===============================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $5.35            $4.91     $5.26      $5.10    $5.36

----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .29              .28       .19        .14      .28
Net realized and unrealized
gain (loss)                                       .53              .44      (.25)       .16      .49
                                                -----            -----     -----      -----    -----
Total income (loss) from
investment operations                             .82              .72      (.06)       .30      .77
----------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                           (.30)            (.28)     (.18)      (.13)    (.27)
Dividends in excess of net
investment income                                  --               --      (.01)        --       --
Distributions from net realized gain               --               --        --       (.01)      --
Distributions in excess of net
realized gain                                      --               --      (.10)        --       --
                                                -----            -----     -----      -----    -----
Total dividends and distributions
to shareholders                                  (.30)            (.28)     (.29)      (.14)    (.27)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $5.87            $5.35     $4.91      $5.26    $5.86
                                                =====            =====     =====      =====    =====
=====================================================================
===============================
TOTAL RETURN, AT NET ASSET VALUE(5)             15.69%           15.26%    (1.17)%
5.86%   15.18%
=====================================================================
===============================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $28,93          $19,885   $16,053    $12,386   $1,106
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $24,26          $17,316   $14,986    $ 7,541   $  400

----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            4.94%            5.61%     3.86%      3.32%(6) 4.58%(6)

Expenses                                         2.19%            2.10%     2.17%      2.21%(6) 2.28%(6)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      147.3            114.0%     80.0%     122.4%   147.3%

Average brokerage
commission rate(8)                            $0.0595               --        --         --  $0.0595

        1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
        2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
        3. For the period from June 1, 1992 (commencement of operations) to September 30, 1992.
        4. Net investment income would have been $.07 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
        5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
        6. Annualized.
        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $106,528,444 and $95,769,996, respectively.
        8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

17  Oppenheimer Strategic Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS

=====================================================================
=========
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Strategic Income & Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek a high level of current income and capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        ----------------------------------------------------------------------
        SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $5,119,263.

                In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

        ----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        ----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

18  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses
        (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        ----------------------------------------------------------------------
        ORGANIZATION COSTS. The Manager advanced $20,590 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

        ----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        ----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                 During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $128,640, a decrease in overdistributed net investment income of $37,503, and an increase in accumulated net realized gain on investments of $91,137. In addition, to properly reflect foreign currency gain in the components of capital, $26,440 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        ----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

19  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)       YEAR
ENDED SEPTEMBER 30, 1995
                                                             --------------------------------       ---------------------------
                                                             SHARES             AMOUNT              SHARES
AMOUNT

------------------------------------------------------------------------------------------------------------------
-----
        Class A:
        Sold                                                   2,387,772        $ 13,431,087          1,075,489    $
5,403,694
        Dividends and distributions reinvested                   402,412           2,264,550            452,310
     2,248,812
        Redeemed                                              (2,477,164)        (13,931,467)        (2,567,818)
(12,855,893)
                                                              ----------        ------------        -----------    ------------
        Net increase (decrease)                                  313,020        $  1,764,170         (1,040,019)   $
(5,203,387)
                                                              ==========        ============        ===========
  ============

------------------------------------------------------------------------------------------------------------------
-----
        Class B:
        Sold                                                   2,134,954        $ 12,031,686          1,180,146    $
5,932,623
        Dividends and distributions reinvested                   179,351           1,009,405            162,515
       808,194
        Redeemed                                              (1,096,517)         (6,187,804)          (894,830)
(4,464,871)
                                                              ----------        ------------        -----------    ------------
        Net increase                                           1,217,788        $  6,853,287            447,831    $
2,275,946
                                                              ==========        ============        ===========
  ============

------------------------------------------------------------------------------------------------------------------
-----
        Class C:
        Sold                                                     253,236        $  1,433,118                 --    $         --
        Dividends and distributions reinvested                     2,268              12,899                 --
    --
        Redeemed                                                 (66,571)           (374,807)                --              --
                                                              ----------        ------------        -----------    ------------
        Net increase                                             188,933        $  1,071,210                 --    $         --
                                                              ==========        ============        ===========
  ============

        1. For the year ended September 30, 1996 for Class A and Class B shares and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

=====================================================================
=========
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At September 30, 1996, net unrealized appreciation on investments and options written of $5,053,335 was composed of gross appreciation of $5,766,008, and gross depreciation of $712,673.

=====================================================================
=========
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million, 0.60% on the next $200 million, and 0.50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $277,077, of which $91,918 was retained by OppenheimerFunds Distributor, Inc.
        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $415,535 and $13,819, of which $12,807 and $208, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $79,826 and $929, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $13,004 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

20  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

        The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $3,237 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $200,117 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $1,292,158 for Class B.

                The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $3,838 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $35,740 for Class C.

=====================================================================
=========
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                           CONTRACT
                                                           AMOUNT              VALUATION AS OF
UNREALIZED     UNREALIZED
CONTRACTS TO PURCHASE               EXPIRATION DATE        (000S)              SEPT. 30,
1996     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------
---------
Japanese Yen (JPY)                  11/5/96                29,536 JPY           $  266,144          $ 6,168
 $    --
New Zealand Dollar (NZD)            11/6/96                   900 NZD              626,118               --
    4,395
Swedish Krona (SEK)                 11/1/96                 1,490 SEK              224,826              747
      --
Swiss Franc (CHF)                   10/21/96--11/4/96         870 CHF              695,969           30,902
           --
                                                                                ----------          -------         -------
                                                                                $1,813,057           37,817           4,395
                                                                                ==========          -------         -------

CONTRACTS TO SELL
------------------------------------------------------------------------------------------------------------------
---------
Australian Dollar (AUD)             11/6/96                   795 AUD             $629,016          $ 6,102
    $     4
Danish Krone (DKK)                  10/1/96                     3 DKK                  587               --
1
                                                                                ----------          -------         -------
                                                                                  $629,603            6,102               5
                                                                                ==========          -------         -------
Net Unrealized Appreciation and Depreciation                                                        $43,919
$ 4,400
                                                                                                    =======         =======




21  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
6. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                             NUMBER OF                                UNREALIZED
                                             EXPIRATION      FUTURES             VALUATION AS OF
APPRECIATION
        CONTRACTS TO PURCHASE                DATE            CONTRACTS           SEPT. 30,
1996       (DEPRECIATION)
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96               12              $   1,267,125           $   10,500
                                                                                 -------------           ----------
        CONTRACTS TO SELL
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds                  12/96                5              $     545,937           $   (8,781)
        French Government Bonds              12/96               10                  1,209,203
(17,686)
                                                                                 -------------           ----------
                                                                                     1,755,140              (26,467)
                                                                                 -------------           ----------
                                                                                 $   3,022,265           $  (15,967)
                                                                                 =============           ==========



=====================================================================
=========
7. OPTIONS ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

22  Oppenheimer Strategic Income & Growth Fund

=====================================================================
=========
7. OPTIONS ACTIVITY
   (CONTINUED)

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:

                                                                   CALL OPTIONS                         PUT OPTIONS
                                                                   ----------------------------         ------------------------
                                                                   NUMBER OF         AMOUNT OF          NUMBER
OF      AMOUNT OF
                                                                   OPTIONS           PREMIUMS           OPTIONS
PREMIUMS

------------------------------------------------------------------------------------------------------------------
------
        Options outstanding at September 30, 1995                         --       $      --                 --
$     --

------------------------------------------------------------------------------------------------------------------
------
        Options written                                            5,406,361           78,714           123,388
5,330

------------------------------------------------------------------------------------------------------------------
------
        Options canceled in closing transactions                    (943,840)         (43,677)               --
        --

------------------------------------------------------------------------------------------------------------------
------
        Options expired prior to exercise                         (1,717,882)         (18,500)               --
     --

------------------------------------------------------------------------------------------------------------------
------
        Options exercised                                           (988,674)          (5,959)               --
--
                                                                 -----------       ----------          --------         --------
        Options outstanding at September 30, 1996                  1,755,965       $   10,578
123,388         $  5,330
                                                                 ===========       ==========          ========
  ========

=====================================================================
=========
8. ILLIQUID AND
   RESTRICTED SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $2,298,088, which represents 2.99% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                                  VALUATION
                                                                                                                  PER UNIT AS OF
        SECURITY                                                            ACQUISITION DATE    COST PER
UNIT     SEPT. 30, 1996

------------------------------------------------------------------------------------------------------------------
-------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds, 8%, 2/15/01       5/17/96
$66.10                    $68.80

23  Oppenheimer Strategic Income & Growth Fund

INDEPENDENT AUDITORS' REPORT

=====================================================================
=========
        The Board of Trustees and Shareholders of Oppenheimer Strategic Income & Growth Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income & Growth Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995 and the financial highlights for the period June 1, 1992 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income & Growth Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

24  Oppenheimer Strategic Income & Growth Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

=====================================================================
=========
        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                Dividends paid by the Fund during the fiscal year ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 11.72% to arrive at the net amount eligible for the corporate dividend-received deduction.

                The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

25  Oppenheimer Strategic Income & Growth Fund

OPPENHEIMER STRATEGIC INCOME & GROWTH FUND

=====================================================================
=========
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Robert C. Doll, Jr., Senior Vice President
        David P. Negri, Vice President
        Arthur P. Steinmetz, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

=====================================================================
=========
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

=====================================================================
=========
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

=====================================================================
=========
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

=====================================================================
=========
CUSTODIAN OF
PORTFOLIO SECURITIES

        The Bank of New York

=====================================================================
=========
INDEPENDENT AUDITORS

        Deloitte & Touche LLP

=====================================================================
=========
LEGAL COUNSEL

        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer Strategic Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income & Growth Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

26  Oppenheimer Strategic Income & Growth Fund

OPPENHEIMERFUNDS FAMILY

=====================================================================
=========
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=====================================================================
========================
STOCK FUNDS
        Global Emerging Growth Fund                    Growth Fund
        Enterprise Fund(2)                             Global Fund
        International Growth Fund                      Quest Global Value Fund
        Discovery Fund                                 Disciplined Value Fund
        Quest Small Cap Value Fund                     Oppenheimer Fund
        Gold & Special Minerals Fund                   Value Stock Fund
        Target Fund                                    Quest Value Fund

=====================================================================
========================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund               Equity Income Fund
        Quest Opportunity Value Fund                   Disciplined Allocation Fund
        Total Return Fund                              Asset Allocation Fund
        Quest Growth & Income Value Fund               Strategic Income & Growth Fund
        Global Growth & Income Fund                    Bond Fund for Growth

=====================================================================
========================
BOND FUNDS
        International Bond Fund                        Bond Fund
        High Yield Fund                                U.S. Government Trust
        Champion Income Fund                           Limited-Term Government Fund
        Strategic Income Fund

=====================================================================
=======================
MUNICIPAL FUNDS
        California Municipal Fund(3)                   Insured Municipal Fund
        Florida Municipal Fund(3)                      Intermediate Municipal Fund
        New Jersey Municipal Fund(3)
        New York Municipal Fund(3)                     Rochester Division
        Pennsylvania Municipal Fund(3)                 Rochester Fund Municipals
        Municipal Bond Fund                            Limited Term New York Municipal Fund

=====================================================================
=======================
MONEY MARKET FUNDS(4)
        Money Market Fund                              Cash Reserves

=====================================================================
=======================
LIFESPAN
        Growth Fund                                    Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination.
        Shares may be exchanged only for shares of the same class of eligible funds.
        2.Effective 4/1/96, the Fund is closed to new investors.
        3. Available only to investors in certain states.
        4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


27  Oppenheimer Strategic Income & Growth Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0275.001.0996       November 30, 1996

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

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

Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund and Oppenheimer Fund

                                                      Oppenheimer                                                Combined
                                                      Multiple                                                   Oppenheimer
                                                      Strategies         Oppenheimer       ProForma              Multiple
                                                      Fund (1)           Fund (2)          Adjustments           Strategies
Fund
                                                      -----------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including
repurchase agreements **)                             $291,465,285       $286,243,139
$577,708,424
Cash                                                       397,482            174,735                                 572,217
Unrealized appreciation of forward foreign
urrency exchange contracts                                     974                  -                                     974
Receivables:
   Interest, dividends and principal paydowns            2,638,803            414,680
 3,053,483
   Shares of beneficial interest sold                      286,715             35,621
322,336
   Investments sold                                        679,786          1,232,407                               1,912,193
Other                                                       19,537              7,074                                  26,611
                                                      -----------------------------------------------------------------------------
  Total assets                                         295,488,582        288,107,656              -
583,596,238
                                                      -----------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received
$552,194 and $759,339)                                     896,088          1,274,413
2,170,501
Payables and other liabilities:
   Investments purchased                                 1,918,420          2,652,010
4,570,430
   Shares of beneficial interest redeemed                  629,197            719,941
1,349,138
   Trustees' fees                                          182,123                  -                                 182,123
   Distributions and service plan fees                     144,390             89,634
234,024
   Shareholder reports                                      56,678                  -                                  56,678
   Transfer and shareholder servicing agent fees            26,623             39,783
  66,406
   Deferred Trustee fees                                         -            128,506                                 128,506
   Other                                                   193,316            126,711                                 320,027
                                                      -----------------------------------------------------------------------------
      Total liabilities                                  4,046,835          5,030,998              -                9,077,833
                                                      -----------------------------------------------------------------------------
NET ASSETS                                            $291,441,747       $283,076,658      $       0
$574,518,405

=====================================================================
========
COMPOSITION OF NET ASSETS:
Paid-in capital                                       $225,707,312       $175,019,654
$400,726,966
Undistributed net investment income                        615,057          4,720,092
5,335,149
Accumulated net realized gain from investments
   and foreign currency transactions                    15,672,173         27,842,531
43,514,704
Net unrealized appreciation on investments and
   translation of assets and liabilities
   denominated in foreign currencies                    49,447,205         75,494,381
124,941,586
                                                      -----------------------------------------------------------------------------
NET ASSETS                                            $291,441,747       $283,076,658      $       0
$574,518,405

=====================================================================
========


Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund and Oppenheimer Fund


                                                      Oppenheimer                                                Combined
                                                      Multiple                                                   Oppenheimer
                                                      Strategies         Oppenheimer       ProForma              Multiple
                                                      Fund (1)           Fund (2)          Adjustments           Strategies
Fund
                                                      -----------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $264,358,580, $276,725,396
and $541,083,976 and 18,756,434, 22,168,406 and
38,396,278 shares of beneficial interest
outstanding for Oppenheimer Multiple Strategies
Fund, Oppenheimer Fund, and Combined Oppenheimer
Multiple Strategies Fund, respectively)               $14.09             $12.48                                  $14.09

Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)         $14.95             $13.24
$14.95

Class B Shares:
Net asset value and redemption price per share
(based on net assets of $5,996,160, $2,039,515
and $8,035,675 and 428,130, 164,776 and 573,706
shares of beneficial interest outstanding for
Oppenheimer Multiple Strategies Fund, Oppenheimer
Fund, and Combined Oppenheimer Multiple Strategies
Fund, respectively)                                   $14.01             $12.38                                  $14.01


Class C Shares:
Net asset value and redemption price  er share
(based on net assets of $21,087,007, $4,311,747
and $25,398,754 and 1,503,813, 352,590 and
1,811,356 shares of beneficial interest
outstanding for Oppenheimer Multiple Strategies
Fund, Oppenheimer Fund, and Combined Oppenheimer
Multiple Strategies Fund, respectively)               $14.02             $12.23                                  $14.02



*Cost                                                $241,674,276        $210,233,490
$451,907,766
**Repurchase agreements                              $24,000,000         $29,000,000
$53,000,000

(1) On March 6, 1997, the name of Oppenheimer Asset Allocation Fund changed to Oppenheimer Multiple Strategies Fund.
(2) Oppenheimer Fund Class A shares will be exchanged for Oppenheimer
Multiple Strategies Fund Class A shares. Oppenheimer Fund Class B shares will be exchanged for Oppenheimer Multiple Strategies Fund Class B shares. Oppenheimer Fund Class C shares will be exchanged for Oppenheimer Multiple Strategies Fund Class C shares.


Pro Forma Combining Statements of Operations For Period Ended September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund and Oppenheimer Fund



                                                      Oppenheimer                                                Combined
                                                      Multiple                                                   Oppenheimer
                                                      Strategies         Oppenheimer       ProForma              Multiple
                                                      Fund (1)           Fund (2)          Adjustments           Strategies
Fund
                                                      -----------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes
of $12,214)                                           $12,320,040        $1,865,166                              $14,185,206
Dividends (net of foreign withholding of
$86,080 and  $109,320)                                  3,327,666         5,710,916
9,038,582
                                                      -----------------------------------------------------------------------------
   Total income                                        15,647,706         7,576,082                -              23,223,788
                                                      -----------------------------------------------------------------------------
EXPENSES:
Management fees                                         2,040,804         2,027,333         (105,902)(1)
3,962,235
Distribution and service plan fees:
Class A                                                   457,920           340,155                                  798,075
Class B                                                    28,131             8,822                                   36,953
Class C                                                   170,994            38,503                                  209,497
Transfer and shareholder servicing agent fees             347,905           529,143
  877,048
Custodian fees and expenses                                92,078            66,427                                  158,505
Legal and auditing fees                                    59,356            66,881                                  126,237
Insurance expenses                                         15,980            21,689                                   37,669
Shareholder reports                                       144,915           135,395                                  280,310
Trustees' fees and expenses                               108,139           104,384                                  212,523
Registration and filing fees:
Class A                                                       654               667                                    1,321
Class B                                                     2,810               677                                    3,487
Class C                                                     4,971               228                                    5,199
Other                                                      28,540            70,185                                   98,725
                                                      -----------------------------------------------------------------------------
   Total expenses                                       3,503,197         3,410,489         (105,902)
6,807,784
                                                      -----------------------------------------------------------------------------
NET INVESTMENT INCOME                                  12,144,509          4,165,593         105,902
          16,416,004
                                                      -----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain from investments and
options written                                        18,280,560        23,938,675                               42,219,235
Closing and expiration of options written                 797,616         1,490,071
2,287,687
Foreign currency transactions                             666,351           278,759
945,110
                                                      -----------------------------------------------------------------------------
Net realized gain                                      19,744,527        25,707,505                -              45,452,032
                                                      -----------------------------------------------------------------------------

Net change in unrealized appreciation or
depreciation on investments                             4,995,947         6,856,858
11,852,805
Translation of assets and liabilities
denominated in foreign currencies                      (1,495,680)       (1,384,524)
(2,880,204)
                                                      -----------------------------------------------------------------------------
Net change                                              3,500,267         5,472,334                -               8,972,601
                                                      -----------------------------------------------------------------------------
Net realized and unrealized gain                       23,244,794        31,179,839                -
54,424,633
                                                      -----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $35,389,303       $35,345,432
$105,902             $70,840,637

=====================================================================
========

(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Multiple Strategies Fund (.75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million and .60% on net assets in excess of $800 million). This assumes that the management fee structure had been in place for the entire period.

---------------------------------------------------------------------------------------------------------
Pro Forma Combining Statement of Investments                               September 30, 1996
(Unaudited)
Oppenheimer Multiple Strategies Fund (formerly Oppenheimer Asset Allocation Fund) and
Oppenheimer Fund



                                                                    Face Amount (1)

---------------------------------------------------------------------------------------------
                                       Opp. Multiple                                   Opp. Multiple
                                       Strategies       Opp. Fund     Pro Forma        Strategies       Opp. Fund
 Pro Forma
                                       Fund                           Combined         Fund                            Combined
=====================================================================
===============================================================
Mortgage-Backed Obligations - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
   Federal National Mortgage Assn.:

   11.50%, 7/1/11                      $      146,907   $        --   $      146,907   $    162,530    $         --
$    162,530
   11.75%, 1/1/16                             175,012            --          175,012        196,833              --
196,833

------------------------------------------------------------------------------------------------------------------
---------------
   Government National Mortgage
   Assn., 9%, 11/15/08-5/15/09                524,930            --          524,930        558,216              --
       558,216

------------------------------------------------------------------------------------------------------------------
---------------
   Resolution Trust Corp., Commercial
   Mtg. Pass-Through Certificates,
   Series 1994-C2, Cl. E, 8%, 4/25/25         375,127            --          375,127        364,225
--         364,225
                                                                                       ---------------------------------------------

   Total Mortgage-Backed Obligations
   (Cost $1,162,963)                                                                      1,281,804              --       1,281,804

=====================================================================
===============================================================
U.S. Government Obligations - 6.0%
------------------------------------------------------------------------------------------------------------------
------------------
   U.S. Treasury Bonds, STRIPS,
   Zero Coupon:
   7.10%, 11/15/18(2)                      17,000,000            --       17,000,000      3,502,476              --
     3,502,476
   7.313%, 8/15/19(2)                      18,700,000            --       18,700,000      3,651,736              --
     3,651,736

------------------------------------------------------------------------------------------------------------------
---------------
   U.S. Treasury Nts.:
   8.25%, 7/15/98                          16,000,000            --       16,000,000     16,590,000              --
   16,590,000
   8.875%, 11/15/98                           950,000            --          950,000      1,001,062              --
 1,001,062
   9.25%, 8/15/98                           9,450,000            --        9,450,000      9,972,697              --
 9,972,697
                                                                                       ---------------------------------------------

   Total U.S. Government Obligations
   (Cost $34,052,281)                                                                    34,717,971              --
34,717,971

=====================================================================
===============================================================
Foreign Government Obligations - 8.0%
------------------------------------------------------------------------------------------------------------------
------------------
   Argentina (Republic of):
   Bonds, Bonos de Consolidacion de
   Deudas, Series I, 5.461%,
   4/1/01(3)(4)                             1,544,136            --        1,544,136      1,408,007              --
1,408,007
   Par Bonds, 5.25%, 3/31/23(5)            10,000,000            --       10,000,000      5,850,000
  --       5,850,000
   Past Due Interest Bonds, Series L,
   6.625%, 3/31/05(3)                       5,880,000            --        5,880,000      4,931,850              --
   4,931,850
   Past Due Interest Bonds, Series L,
   6.312%, 3/31/05(3)                              --     3,920,000        3,920,000             --       3,287,900
   3,287,900

------------------------------------------------------------------------------------------------------------------
---------------
   Bonos de la Tesoreria de la
   Federacion, Zero Coupon, 48.252%,
   10/3/96(2) MXP                           4,384,900            --        4,384,900        579,822              --
    579,822

------------------------------------------------------------------------------------------------------------------
---------------
   Brazil (Federal Republic of) Par
   Bonds, 5%, 4/15/24(5)                    7,500,000            --        7,500,000      4,476,563              --
     4,476,563

------------------------------------------------------------------------------------------------------------------
---------------
   Canada (Government of) Bonds:
   9.75%, 12/1/01 CAD                       6,000,000            --        6,000,000      5,068,535              --
     5,068,535
   9.75%, 6/1/01 CAD                        2,000,000            --        2,000,000      1,677,282              --
     1,677,282

------------------------------------------------------------------------------------------------------------------
---------------
   Denmark (Kingdom of) Bonds,
   8%, 3/15/06 DKK                         21,900,000            --       21,900,000      4,004,914              --
     4,004,914

------------------------------------------------------------------------------------------------------------------
---------------
   Eskom Depositary Receipts,
   Series E168, 11%, 6/1/08 ZAR             6,430,000            --        6,430,000      1,093,837
  --       1,093,837

------------------------------------------------------------------------------------------------------------------
---------------
   Italy (Republic of) Treasury
   Bonds, Buoni del Tesoro Poliennali,
   8.50%, 8/1/99 ITL                    1,800,000,000            --    1,800,000,000      1,204,257
--       1,204,257

------------------------------------------------------------------------------------------------------------------
---------------
   New Zealand Government Bonds,
   8%, 2/15/01 NZD                          7,460,000            --        7,460,000      5,203,616              --
    5,203,616

------------------------------------------------------------------------------------------------------------------
---------------
   Poland (Republic of) Treasury
   Bills, Zero Coupon:
   20.70%, 1/8/97(2) PLZ                    2,360,000            --        2,360,000        799,056              --
       799,056
   24.131%, 11/13/96(2) PLZ                 2,300,000            --        2,300,000        801,216
--         801,216

------------------------------------------------------------------------------------------------------------------
---------------
   Queensland Treasury Corp.
   Exchangeable Gtd. Nts., 10.50%,
   5/15/03 AUD                              2,500,000            --        2,500,000     2,263,395               --
 2,263,395

------------------------------------------------------------------------------------------------------------------
---------------
   Treasury Corp. of Victoria Gtd.
   Bonds, 8.25%, 10/15/03 AUD               1,500,000            --        1,500,000      1,219,490
  --       1,219,490

------------------------------------------------------------------------------------------------------------------
---------------
   United Kingdom Treasury Nts.,
   13%, 7/14/00 GBP                         1,050,000            --        1,050,000      1,967,831              --
    1,967,831
                                                                                       ---------------------------------------------

   Total Foreign Government
   Obligations (Cost $39,944,054,
   Cost $2,290,334,
   Combined $42,234,388)                                                                 42,549,671       3,287,900
45,837,571

=====================================================================
===============================================================
Non-Convertible Corporate Bonds
and Notes - 6.3%
------------------------------------------------------------------------------------------------------------------
------------------
Basic Materials - 1.1%
------------------------------------------------------------------------------------------------------------------
------------------
Chemicals - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Quantum Chemical Corp., 10.375%
   First Mtg. Nts., 6/1/03                    500,000            --          500,000        546,146              --
  546,146

------------------------------------------------------------------------------------------------------------------
---------------
   Viridian, Inc., 9.75% Nts., 4/1/03         750,000            --          750,000        780,000              --
       780,000
                                                                                       ---------------------------------------------
                                                                                          1,326,146              --       1,326,146
------------------------------------------------------------------------------------------------------------------
------------------
Metals - 0.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Nts., 2/1/03               500,000            --          500,000        545,000              --
       545,000
------------------------------------------------------------------------------------------------------------------
------------------
Paper - 0.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Gaylord Container Corp., 12.75%
   Sr. Sub. Disc. Debs., 5/15/05              750,000            --          750,000        826,875              --
      826,875

------------------------------------------------------------------------------------------------------------------
---------------
   Repap Wisconsin, Inc., 9.875%
   Second Priority Sr. Nts., 5/1/06         1,000,000            --        1,000,000        985,000              --
       985,000

------------------------------------------------------------------------------------------------------------------
---------------
   Riverwood International Corp.,
   10.875% Sr. Sub. Nts., 4/1/08            1,000,000            --        1,000,000        990,000              --
       990,000

------------------------------------------------------------------------------------------------------------------
---------------
   SD Warren Co., 12% Sr. Sub. Nts.,
   Series B, 12/15/04                       1,000,000            --        1,000,000      1,083,750              --
  1,083,750

------------------------------------------------------------------------------------------------------------------
---------------
   Tembec Finance Corp., 9.875% Gtd.
   Sr. Nts., 9/30/05                          500,000            --          500,000        485,000              --
485,000
                                                                                       ---------------------------------------------
                                                                                          4,370,625              --       4,370,625
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Cyclicals - 2.1%
------------------------------------------------------------------------------------------------------------------
------------------
Autos & Housing - 0.3%

------------------------------------------------------------------------------------------------------------------
---------------
   Hovnanian K. Enterprises, Inc.,
   11.25% Sub. Gtd. Nts., 4/15/02             725,000            --          725,000        712,312              --
       712,312

------------------------------------------------------------------------------------------------------------------
---------------
   Lear Corp., 9.50% Sub. Nts.,
   7/15/06                                  1,000,000            --        1,000,000      1,047,500              --
1,047,500
                                                                                       ---------------------------------------------
                                                                                          1,759,812              --       1,759,812
------------------------------------------------------------------------------------------------------------------
------------------
Leisure & Entertainment - 0.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Apple South, Inc., 9.75% Sr. Nts.,
   6/1/06                                     500,000            --          500,000        495,000              --
495,000

------------------------------------------------------------------------------------------------------------------
---------------
   Gillett Holdings, Inc., 12.25% Sr.
   Sub. Nts., Series A, 6/30/02(6)            213,908            --          213,908        223,266              --
       223,266
                                                                                       ---------------------------------------------
                                                                                            718,266              --         718,266
------------------------------------------------------------------------------------------------------------------
------------------
Media - 1.4%

------------------------------------------------------------------------------------------------------------------
---------------
   Bell Cablemedia PLC, 0%/11.95% Sr.
   Disc. Nts., 7/15/04(7)                     200,000            --          200,000        153,500              --
  153,500

------------------------------------------------------------------------------------------------------------------
---------------
   Cablevision Industries Corp., 9.25%
   Sr. Debs., Series B, 4/1/08              1,000,000            --        1,000,000      1,030,000              --
     1,030,000

------------------------------------------------------------------------------------------------------------------
---------------
   Cablevision Systems Corp., 10.75%
   Sr. Sub. Debs., 4/1/04                     500,000            --          500,000        518,125              --
  518,125

------------------------------------------------------------------------------------------------------------------
---------------
   News America Holdings, Inc., 8.50%
   Sr. Nts., 2/15/05                        1,000,000            --        1,000,000      1,061,373              --
1,061,373

------------------------------------------------------------------------------------------------------------------
---------------
   Panamsat LP/Panamsat Capital
   Corp., 0%/11.375% Sr. Sub. Disc.
   Nts., 8/1/03(7)                          1,250,000            --        1,250,000      1,137,500              --
1,137,500

------------------------------------------------------------------------------------------------------------------
---------------
   Rogers Cablesystems Ltd., 10%
   Sr. Sec. Second Priority Debs.,
   12/1/07                                  1,000,000            --        1,000,000      1,005,000              --
1,005,000

------------------------------------------------------------------------------------------------------------------
---------------
   SCI Television, Inc., 11% Sr. Nts.,
   6/30/05                                    500,000            --          500,000        535,625              --
535,625

------------------------------------------------------------------------------------------------------------------
---------------
   Time Warner, Inc., 7.95% Nts.,
   2/1/00                                   1,000,000            --        1,000,000      1,028,109              --
1,028,109

------------------------------------------------------------------------------------------------------------------
---------------
   TKR Cable I, Inc., 10.50% Sr.
   Debs., 10/30/07                          1,100,000            --        1,100,000      1,221,967              --
 1,221,967

------------------------------------------------------------------------------------------------------------------
---------------
   United International Holdings,
   Inc., Zero Coupon Sr. Sec. Disc.
   Nts., 12.819%, 11/15/99(2)                 550,000            --          550,000        385,000              --
       385,000
                                                                                       ---------------------------------------------
                                                                                          8,076,199              --       8,076,199
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  General - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Synthetic Industries, Inc.,
   12.75% Sr. Sub. Debs., 12/1/02             900,000            --          900,000        976,500              --
       976,500
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  Specialty - 0.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Cole National Group, Inc., 11.25%
   Sr. Nts., 10/1/01                          500,000            --          500,000        534,375              --
534,375
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Non-Cyclicals - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Food - 0.4%

------------------------------------------------------------------------------------------------------------------
---------------
   Grand Union Co., 12% Sr. Nts.,
   9/1/04                                   1,137,000            --        1,137,000      1,152,634              --
1,152,634

------------------------------------------------------------------------------------------------------------------
---------------
   Ralph's Grocery Co.:
   10.45% Sr. Nts., 6/15/04                   500,000            --          500,000        511,250              --
     511,250
   11% Sr. Sub. Nts., 6/15/05                 500,000            --          500,000        505,625              --
      505,625
                                                                                       ---------------------------------------------
                                                                                          2,169,509              --       2,169,509
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Supplies & Services
- 0.3%

------------------------------------------------------------------------------------------------------------------
---------------
   Magellan Health Services, Inc.,
   11.25% Sr. Sub. Nts., Series A,
   4/15/04                                  1,000,000            --        1,000,000      1,095,000              --
1,095,000

------------------------------------------------------------------------------------------------------------------
---------------
   Multicare Cos., Inc. (The), 12.50%
   Sr. Sub. Nts., 7/1/02                      345,000            --          345,000        383,813              --
 383,813
                                                                                       ---------------------------------------------
                                                                                          1,478,813              --       1,478,813
------------------------------------------------------------------------------------------------------------------
------------------
Household Goods - 0.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Coleman Holdings, Inc., Zero
   Coupon Sr. Sec. Disc. Nts., Series
   B, 12.09%, 5/27/98(2)                    1,000,000            --        1,000,000        855,000              --
      855,000
------------------------------------------------------------------------------------------------------------------
------------------
Energy - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Energy Services & Producers - 0.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Global Marine, Inc., 12.75% Sr.
   Sec. Nts., 12/15/99                        400,000            --          400,000        434,000              --
 434,000

------------------------------------------------------------------------------------------------------------------
---------------
   J. Ray McDermott SA, 9.375% Sr.
   Sub. Bonds, 7/15/06                      1,000,000            --        1,000,000      1,022,500              --
    1,022,500

------------------------------------------------------------------------------------------------------------------
---------------
   Maxus Energy Corp., 11.50% Debs.,
   11/15/15                                 1,000,000            --        1,000,000      1,045,000              --
1,045,000

------------------------------------------------------------------------------------------------------------------
---------------
   Mesa Operating Co., 10.625% Gtd.
   Sr. Sub. Nts., 7/1/06                    1,000,000            --        1,000,000      1,056,250              --
  1,056,250

------------------------------------------------------------------------------------------------------------------
---------------
   TransTexas Gas Corp., 11.50% Sr.
   Sec. Gtd. Nts., 6/15/02                  1,000,000            --        1,000,000      1,065,000              --
   1,065,000
                                                                                       ---------------------------------------------
                                                                                          4,622,750              --       4,622,750
------------------------------------------------------------------------------------------------------------------
------------------
Financial - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Diversified Financial - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   GPA Delaware, Inc., 8.75% Gtd.
   Nts., 12/15/98                           1,250,000            --        1,250,000      1,262,500              --
1,262,500
------------------------------------------------------------------------------------------------------------------
------------------
Insurance - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Conseco, Inc., 8.125% Sr. Nts.,
   2/15/03                                  1,000,000            --        1,000,000      1,023,948              --
1,023,948
------------------------------------------------------------------------------------------------------------------
------------------
Industrial - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Materials - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Owens-Illinois, Inc.:
   10% Sr. Sub. Nts., 8/1/02                  500,000            --          500,000        521,250              --
     521,250
   11% Sr. Debs., 12/1/03                     650,000            --          650,000        713,375              --
    713,375
                                                                                       ---------------------------------------------
                                                                                          1,234,625              --       1,234,625
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Services - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   EnviroSource, Inc., 9.75% Sr.
   Nts., 6/15/03                            1,000,000            --        1,000,000        955,000              --
955,000
------------------------------------------------------------------------------------------------------------------
------------------
Technology - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Aerospace/Defense - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Communications & Power Industries,
   Inc., 12% Sr. Sub. Nts., Series B,
   8/1/05                                   1,000,000            --        1,000,000      1,092,500              --
1,092,500

------------------------------------------------------------------------------------------------------------------
---------------
   Unisys Corp., 15% Credit Sensitive
   Nts., 7/1/97(3)                            200,000            --          200,000        212,000              --
212,000
                                                                                       ---------------------------------------------
                                                                                          1,304,500              --       1,304,500
------------------------------------------------------------------------------------------------------------------
------------------
Telecommunications-Technology
- 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Hyperion Telecommunications,
   Inc., 0%/13% Sr. Disc. Nts.,
   Series B, 4/15/03(7)(8)                    500,000            --         500,000         307,500              --
   307,500

------------------------------------------------------------------------------------------------------------------
---------------
   PriCellular Wireless Corp.,
   0%/12.25% Sr. Sub. Disc. Nts.,
   10/1/03(7)                               1,000,000            --        1,000,000        815,000              --
815,000
                                                                                       ---------------------------------------------
                                                                                          1,122,500              --       1,122,500
------------------------------------------------------------------------------------------------------------------
------------------
Utilities - 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
Electric Utilities - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   First PV Funding Corp., 10.15%
   Lease Obligation Bonds, Series
   1986B, 1/15/16                           1,000,000            --        1,000,000      1,057,500              --
 1,057,500
------------------------------------------------------------------------------------------------------------------
------------------
Telephone Utilities - 0.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Western Wireless Corp., 10.50% Sr.
   Sub. Nts., 6/1/06                          750,000            --          750,000        770,625              --
770,625
                                                                                       ---------------------------------------------

   Total Non-Convertible Corporate
   Bonds and Notes (Cost $35,105,263)                                                    36,164,193              --
 36,164,193

=====================================================================
===============================================================
Convertible Corporate Bonds and
Notes - 0.6%
------------------------------------------------------------------------------------------------------------------
------------------
   MEDIQ, Inc., 7.50% Exchangeable
   Sub. Debs., 7/15/03 (Cost
   $1,552,096, Cost $1,752,096,
   Combined $3,304,192)                     1,650,000     1,850,000        3,500,000      1,476,750
1,655,750       3,132,500

                                                                Shares
=====================================================================
===============================================================
Common Stocks - 69.5%
------------------------------------------------------------------------------------------------------------------
------------------
Basic Materials - 3.9%
------------------------------------------------------------------------------------------------------------------
------------------
Chemicals - 2.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Agrium, Inc.                               80,000         87,100          167,100      1,086,250       1,182,655
     2,268,905

------------------------------------------------------------------------------------------------------------------
---------------
   Bayer AG, Sponsored ADR                    90,000        170,000          260,000      3,304,341
6,241,533       9,545,874

------------------------------------------------------------------------------------------------------------------
---------------
   Georgia Gulf Corp.                             --         22,100           22,100             --         660,237
 660,237
                                                                                       ---------------------------------------------
                                                                                          4,390,591       8,084,425      12,475,016
------------------------------------------------------------------------------------------------------------------
------------------
Metals - 0.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Brush Wellman, Inc.                         72,300       151,400          223,700      1,391,775
2,914,450       4,306,225
------------------------------------------------------------------------------------------------------------------
------------------
Paper - 0.9%

------------------------------------------------------------------------------------------------------------------
---------------
   Aracruz Celulose SA, Sponsored
   ADR, Cl. B                                  99,000       165,000          264,000        866,250       1,443,750
     2,310,000

------------------------------------------------------------------------------------------------------------------
---------------
   MacMillan Bloedel Ltd.                          --        90,323           90,323             --       1,223,280
   1,223,280

------------------------------------------------------------------------------------------------------------------
---------------
   MacMillan Bloedel Ltd.                          --         4,900            4,900             --          65,537
  65,537

------------------------------------------------------------------------------------------------------------------
---------------
   Stone Container Corp.                       54,200        84,800          139,000        846,875       1,325,000
     2,171,875
                                                                                       ---------------------------------------------
                                                                                          1,713,125       4,057,567       5,770,692
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Cyclicals - 12.6%
------------------------------------------------------------------------------------------------------------------
------------------
Autos & Housing - 1.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Chromcraft Revington, Inc.(9_                   --        18,500           18,500             --         464,812
       464,812

------------------------------------------------------------------------------------------------------------------
---------------
   Duracell International, Inc.                16,000        22,000           38,000      1,026,000       1,410,750
     2,436,750

------------------------------------------------------------------------------------------------------------------
---------------
   General Motors Corp.                        18,000        26,000           44,000        864,000       1,248,000
     2,112,000

------------------------------------------------------------------------------------------------------------------
---------------
   IRSA Inversiones y
   Representaciones, SA                       193,056       214,506          407,562        563,796
626,438       1,190,234
                                                                                       ---------------------------------------------
                                                                                          2,453,796       3,750,000       6,203,796
------------------------------------------------------------------------------------------------------------------
------------------
Leisure & Entertainment - 6.3%

------------------------------------------------------------------------------------------------------------------
---------------
   Alaska Air Group, Inc.(9)                   77,000        97,000          174,000      1,645,875
2,073,375       3,719,250

------------------------------------------------------------------------------------------------------------------
---------------
   AMR Corp.(9)(10)(11)                        17,600        25,400           43,000      1,401,400
2,022,475       3,423,875

------------------------------------------------------------------------------------------------------------------
---------------
   Carnival Corp., Cl. A                       43,800        30,800           74,600      1,357,800         954,800
     2,312,600

------------------------------------------------------------------------------------------------------------------
---------------
   Circus Circus Enterprises,
   Inc.(9)                                     18,000        35,000           53,000        636,750       1,238,125
1,874,875

------------------------------------------------------------------------------------------------------------------
---------------
   Cracker Barrel Old Country Store,
   Inc.                                        55,300        90,800          146,100      1,251,162       2,054,350
3,305,512

------------------------------------------------------------------------------------------------------------------
---------------
   Disney (Walt) Co.                               --        13,000           13,000             --         823,875
823,875

------------------------------------------------------------------------------------------------------------------
---------------
   Eastman Kodak Co.                           22,000        28,000           50,000      1,727,000       2,198,000
     3,925,000

------------------------------------------------------------------------------------------------------------------
---------------
   International Game Technology               68,000        61,700          129,700      1,394,000
1,264,850       2,658,850

------------------------------------------------------------------------------------------------------------------
---------------
   King World Productions, Inc.(9)             27,000        56,500           83,500        995,625
2,083,437       3,079,062

------------------------------------------------------------------------------------------------------------------
---------------
   Mattel, Inc.                                39,437        76,093          115,530      1,020,432       1,968,906
    2,989,338

------------------------------------------------------------------------------------------------------------------
---------------
   Nintendo Co. Ltd.                               --        45,000           45,000             --       2,888,888
2,888,888

------------------------------------------------------------------------------------------------------------------
---------------
   Outback Steakhouse, Inc.(9)                  2,400            --            2,400         57,900              --
    57,900

------------------------------------------------------------------------------------------------------------------
---------------
   Shangri-La Asia Ltd.                       550,000       725,000        1,275,000        732,573
965,664      1,698,237

------------------------------------------------------------------------------------------------------------------
---------------
   Shimano, Inc.                               54,000        82,000          136,000      1,003,636       1,524,040
     2,527,676

------------------------------------------------------------------------------------------------------------------
---------------
   U S West Media Group(9)                     47,000            --          47,000         793,125              --
     793,125
                                                                                       ---------------------------------------------
                                                                                         14,017,278      22,060,785      36,078,063
------------------------------------------------------------------------------------------------------------------
------------------
Media - 2.3%

------------------------------------------------------------------------------------------------------------------
---------------
   Comcast Corp., Cl. A Special               112,800       171,600          284,400      1,734,300
2,638,350       4,372,650

------------------------------------------------------------------------------------------------------------------
---------------
   Dow Jones & Co., Inc.                       21,000        30,000           51,000        777,000       1,110,000
     1,887,000

------------------------------------------------------------------------------------------------------------------
---------------
   South China Morning Post
   Holdings Ltd.                            1,440,000     2,400,000        3,840,000      1,070,733       1,784,556
     2,855,289

------------------------------------------------------------------------------------------------------------------
---------------
   Time Warner, Inc.                           30,000        45,000           75,000      1,158,750       1,738,125
     2,896,875

------------------------------------------------------------------------------------------------------------------
---------------
   U S West Media Group                            --        65,000           65,000             --       1,096,875
    1,096,875
                                                                                       ---------------------------------------------
                                                                                          4,740,783       8,367,906      13,108,689
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  General - 1.6%

------------------------------------------------------------------------------------------------------------------
---------------
   Cone Mills Corp.(9)                        161,500       268,000          429,500      1,271,812
2,110,500       3,382,312

------------------------------------------------------------------------------------------------------------------
---------------
   Donna Karan International, Inc.(9)          44,500        54,500           99,000      1,017,937
1,246,687       2,264,624

------------------------------------------------------------------------------------------------------------------
---------------
   Price/Costco, Inc.(9)                       54,300        73,100          127,400      1,113,150       1,498,550
     2,611,700

------------------------------------------------------------------------------------------------------------------
---------------
   Wal-Mart Stores, Inc.                           --        32,900           32,900             --         867,737
 867,737
                                                                                       ---------------------------------------------
                                                                                          3,402,899       5,723,474       9,126,373
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  Specialty - 1.3%

------------------------------------------------------------------------------------------------------------------
---------------
   General Nutrition Cos., Inc.                    --        70,000           70,000             --       1,229,375
   1,229,375

------------------------------------------------------------------------------------------------------------------
---------------
   Gymboree Corp.(9)(10)(11)                   33,000        60,000           93,000      1,002,375
1,822,500       2,824,875

------------------------------------------------------------------------------------------------------------------
---------------
   Toys 'R' Us, Inc.(9)(10)(11)                32,600        69,200          101,800        949,475
2,015,450       2,964,925

------------------------------------------------------------------------------------------------------------------
---------------
   Tractor Supply Co.                              --        25,000           25,000             --         534,375
534,375
                                                                                       ---------------------------------------------
                                                                                          1,951,850       5,601,700       7,553,550
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Non-Cyclicals - 11.8%
------------------------------------------------------------------------------------------------------------------
------------------
Beverages - 0.5%

------------------------------------------------------------------------------------------------------------------
---------------
   Guinness PLC                               144,000       182,000          326,000      1,029,967       1,301,764
     2,331,731

------------------------------------------------------------------------------------------------------------------
---------------
   Whitman Corp.                               11,500        11,300           22,800        265,938         261,312
       527,250
                                                                                       ---------------------------------------------
                                                                                          1,295,905       1,563,076       2,858,981
------------------------------------------------------------------------------------------------------------------
------------------
Food - 1.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Chiquita Brands International,
   Inc.                                        45,000        38,249           83,249        551,250         468,550
1,019,800

------------------------------------------------------------------------------------------------------------------
---------------
   Groupe Danone                                3,707         6,841           10,548        541,550         999,392
     1,540,942

------------------------------------------------------------------------------------------------------------------
---------------
   IBP, Inc.(10)(11)                           27,000        31,500           58,500        627,750         732,375
     1,360,125

------------------------------------------------------------------------------------------------------------------
---------------
   Nestle SA, Sponsored ADR                    20,000        40,000           60,000      1,115,232
2,230,464       3,345,696

------------------------------------------------------------------------------------------------------------------
---------------
   Sara Lee Corp.                              30,000        58,000           88,000      1,072,500       2,073,500
     3,146,000
                                                                                       ---------------------------------------------
                                                                                          3,908,282       6,504,281      10,412,563
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Drugs - 5.4%

------------------------------------------------------------------------------------------------------------------
---------------
   Abbott Laboratories                         20,000        27,000           47,000        985,000       1,329,750
     2,314,750

------------------------------------------------------------------------------------------------------------------
---------------
   American Home Products Corp.                15,400        22,800           38,200        981,750
1,453,500       2,435,250

------------------------------------------------------------------------------------------------------------------
---------------
   Astra AB Free, Series A                     23,000        32,000           55,000        971,240       1,351,290
     2,322,530

------------------------------------------------------------------------------------------------------------------
---------------
   Bristol-Myers Squibb Co.(10)(11)            21,400        45,600           67,000      2,062,425
4,394,700       6,457,125

------------------------------------------------------------------------------------------------------------------
---------------
   Ciba-Geigy AG                                2,275         2,825            5,100      2,911,013       3,614,774
     6,525,787

------------------------------------------------------------------------------------------------------------------
---------------
   Genzyme Corp.(9)                            42,000        65,500          107,500      1,071,000       1,670,250
     2,741,250

------------------------------------------------------------------------------------------------------------------
---------------
   Johnson & Johnson                           36,800        38,600           75,400      1,886,000       1,978,250
     3,864,250

------------------------------------------------------------------------------------------------------------------
---------------
   Mylan Laboratories, Inc.                    45,800        66,600          112,400        784,325
1,140,525       1,924,850

------------------------------------------------------------------------------------------------------------------
---------------
   SmithKline Beecham PLC, ADR                 16,000        25,600           41,600        974,000
1,558,400       2,532,400
                                                                                       ---------------------------------------------
                                                                                         12,626,753      18,491,439      31,118,192
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Supplies & Services - 1.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Biomet, Inc.(9)                                 --        45,000           45,000             --         736,875
736,875

------------------------------------------------------------------------------------------------------------------
---------------
   Manor Care, Inc.(10)(11)                    21,600        30,770           52,370        828,900
1,180,799       2,009,699

------------------------------------------------------------------------------------------------------------------
---------------
   Medtronic, Inc.(10)(11)                     19,800        20,000           39,800      1,269,675       1,282,500
     2,552,175

------------------------------------------------------------------------------------------------------------------
---------------
   Nellcor Puritan Bennett, Inc.(9)            36,000        50,000           86,000        792,000
1,100,000       1,892,000

------------------------------------------------------------------------------------------------------------------
---------------
   Sofamor Danek Group, Inc.(9)(11)                --        22,000           22,000             --         679,250
       679,250

------------------------------------------------------------------------------------------------------------------
---------------
   WellPoint Health Networks,
   Inc.(9)                                     30,009        40,000           70,009        975,293       1,300,000
2,275,293
                                                                                       ---------------------------------------------
                                                                                          3,865,868       6,279,424      10,145,292
------------------------------------------------------------------------------------------------------------------
------------------
Household Goods - 1.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Kimberly-Clark Corp.                         9,800        13,100           22,900        863,625       1,154,437
     2,018,062

------------------------------------------------------------------------------------------------------------------
---------------
   Procter & Gamble Co.                        12,000        15,400           27,400      1,170,000
1,501,500       2,671,500

------------------------------------------------------------------------------------------------------------------
---------------
   Wella AG                                     1,350         1,750            3,100        812,515       1,053,260
 1,865,775
                                                                                       ---------------------------------------------
                                                                                          2,846,140       3,709,197       6,555,337
------------------------------------------------------------------------------------------------------------------
------------------
Tobacco - 1.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Philip Morris Cos., Inc.                    20,600        54,300           74,900      1,848,850       4,873,425
     6,722,275
------------------------------------------------------------------------------------------------------------------
------------------
Energy - 5.0%
------------------------------------------------------------------------------------------------------------------
------------------
Energy Services & Producers - 1.1%

------------------------------------------------------------------------------------------------------------------
---------------
   Kerr-McGee Corp.                             9,000        13,000           22,000        547,875         791,375
     1,339,250

------------------------------------------------------------------------------------------------------------------
---------------
   Landmark Graphics Corp.(9)                  28,600        35,500           64,100        840,125
1,042,812       1,882,937

------------------------------------------------------------------------------------------------------------------
---------------
   Weatherford Enterra, Inc.(9)                27,000        34,000           61,000        739,125
930,750       1,669,875

------------------------------------------------------------------------------------------------------------------
---------------
   Western Atlas, Inc.(9)                          --        20,000           20,000             --       1,245,000
1,245,000
                                                                                       ---------------------------------------------
                                                                                          2,127,125       4,009,937       6,137,062
------------------------------------------------------------------------------------------------------------------
------------------
Oil-Integrated - 3.9%

------------------------------------------------------------------------------------------------------------------
---------------
   Atlantic Richfield Co.                      13,500        19,500           33,000      1,721,250       2,486,250
     4,207,500

------------------------------------------------------------------------------------------------------------------
---------------
   Enterprise Oil PLC                          90,000       118,000          208,000        768,254       1,007,267
     1,775,521

------------------------------------------------------------------------------------------------------------------
---------------
   Louisiana Land & Exploration Co.            12,000        20,000           32,000        631,500
1,052,500       1,684,000

------------------------------------------------------------------------------------------------------------------
---------------
   Royal Dutch Petroleum Co.                    6,300         9,500           15,800        983,588
1,483,188       2,466,776

------------------------------------------------------------------------------------------------------------------
---------------
   Saga Petroleum AS, Cl. B                    63,000        82,000          145,000        925,397
1,204,485       2,129,882

------------------------------------------------------------------------------------------------------------------
---------------
   Total SA, Sponsored ADR                     17,800        52,680           70,480        696,425
2,061,105       2,757,530

------------------------------------------------------------------------------------------------------------------
---------------
   Unocal Corp.                                50,000        95,000          145,000      1,800,000       3,420,000
     5,220,000

------------------------------------------------------------------------------------------------------------------
---------------
   YPF SA, Cl. D, ADR                          35,000        43,500           78,500        800,625         995,063
     1,795,688

------------------------------------------------------------------------------------------------------------------
---------------
   Yukong Ltd., GDR(8)                             --        39,500           39,500             --         259,219
    259,219

------------------------------------------------------------------------------------------------------------------
---------------
   Yukong Ltd., GDR                                --         1,438            1,438             --           9,437
 9,437

------------------------------------------------------------------------------------------------------------------
---------------
   Yukong Ltd., GDR                                --         3,294            3,294             --          21,617
 21,617
                                                                                       ---------------------------------------------
                                                                                          8,327,039      14,000,131      22,327,170
------------------------------------------------------------------------------------------------------------------
------------------
Financial - 9.8%
------------------------------------------------------------------------------------------------------------------
------------------
Banks - 6.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Akbank T.A.S.                            1,995,500     2,661,250        4,656,750        204,215
272,347         476,562

------------------------------------------------------------------------------------------------------------------
---------------
   Banco Frances del Rio de la
   Plata SA                                    81,675       109,900          191,575        710,663         956,252
   1,666,915

------------------------------------------------------------------------------------------------------------------
---------------
   Chase Manhattan Corp.
   (New)(10)(11)                               90,000       100,000          190,000      7,211,250       8,012,500
    15,223,750

------------------------------------------------------------------------------------------------------------------
---------------
   Citicorp(10)(11)                             9,900        16,000           25,900        897,188       1,450,000
     2,347,188

------------------------------------------------------------------------------------------------------------------
---------------
   Deutsche Bank, Sponsored ADR                22,500        60,000           82,500      1,060,634
2,828,358       3,888,992

------------------------------------------------------------------------------------------------------------------
---------------
   NationsBank Corp.(10)(11)                   65,200        72,200          137,400      5,664,250
6,272,375      11,936,625
                                                                                       ---------------------------------------------
                                                                                         15,748,200      19,791,832      35,540,032
------------------------------------------------------------------------------------------------------------------
------------------
Diversified Financial - 1.2%

------------------------------------------------------------------------------------------------------------------
---------------
   American Express Co.                        29,000        48,000           77,000      1,341,250
2,220,000       3,561,250

------------------------------------------------------------------------------------------------------------------
---------------
   Dean Witter, Discover & Co.                 14,000        20,000           34,000        770,000
1,100,000       1,870,000

------------------------------------------------------------------------------------------------------------------
---------------
   Federal Home Loan Mortgage Corp.             8,600         9,700           18,300        841,725
949,388       1,791,113
                                                                                       ---------------------------------------------
                                                                                          2,952,975       4,269,388       7,222,363
------------------------------------------------------------------------------------------------------------------
------------------
Insurance - 2.4%

------------------------------------------------------------------------------------------------------------------
---------------
   ACE Ltd.                                    20,000        27,000           47,000      1,057,500       1,427,625
    2,485,125

------------------------------------------------------------------------------------------------------------------
---------------
   American International Group,
   Inc.(10)(11)                                 8,100        13,700           21,800        816,075       1,380,275
  2,196,350

------------------------------------------------------------------------------------------------------------------
---------------
   American Re Corp.(10)(11)                   36,000        48,800           84,800      2,286,000
3,098,800       5,384,800

------------------------------------------------------------------------------------------------------------------
---------------
   Skandia Forsakrings AB                      27,000        40,000           67,000        747,206
1,106,972       1,854,178

------------------------------------------------------------------------------------------------------------------
---------------
   UNUM Corp.                                  12,000        17,000           29,000        769,500       1,090,125
     1,859,625
                                                                                       ---------------------------------------------
                                                                                          5,676,281       8,103,797      13,780,078
------------------------------------------------------------------------------------------------------------------
------------------
Industrial - 7.8%
------------------------------------------------------------------------------------------------------------------
------------------
Electrical Equipment - 0.7%

------------------------------------------------------------------------------------------------------------------
---------------
   General Electric Co.                        13,400        31,600           45,000      1,219,400       2,875,600
     4,095,000
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Materials - 1.8%

------------------------------------------------------------------------------------------------------------------
---------------
   Insituform Technologies, Cl. A(9)               --        82,300           82,300             --         658,400
       658,400

------------------------------------------------------------------------------------------------------------------
---------------
   Interpool, Inc.                                 --        27,900           27,900             --         585,900
585,900

------------------------------------------------------------------------------------------------------------------
---------------
   Owens Corning                               54,000        77,000          131,000      1,991,250       2,839,375
     4,830,625

------------------------------------------------------------------------------------------------------------------
---------------
   Rubbermaid, Inc.                            25,300        33,000           58,300        619,850         808,500
     1,428,350

------------------------------------------------------------------------------------------------------------------
---------------
   Wolverine Tube, Inc.(9)                     23,500        41,700           65,200      1,010,500
1,793,100       2,803,600
                                                                                       ---------------------------------------------
                                                                                          3,621,600       6,685,275      10,306,875
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Services - 0.2%

------------------------------------------------------------------------------------------------------------------
---------------
   Ecolab, Inc.                                    --        35,400           35,400             --       1,194,750
1,194,750
------------------------------------------------------------------------------------------------------------------
------------------
Manufacturing - 2.8%

------------------------------------------------------------------------------------------------------------------
---------------
   AGCO Corp.                                  32,400        42,000           74,400        826,200       1,071,000
     1,897,200

------------------------------------------------------------------------------------------------------------------
---------------
   Citic Pacific Ltd.                              --       214,000          214,000             --         968,574
968,574

------------------------------------------------------------------------------------------------------------------
---------------
   Hutchison Whampoa Ltd.                          --       132,000          132,000             --         887,622
       887,622

------------------------------------------------------------------------------------------------------------------
---------------
   Mannesmann AG                                3,500         6,000            9,500      1,312,100       2,249,314
     3,561,414

------------------------------------------------------------------------------------------------------------------
---------------
   Pacific Dunlop Ltd.                        333,000       476,000          809,000        690,320         986,764
     1,677,084

------------------------------------------------------------------------------------------------------------------
---------------
   Tenneco, Inc.                               38,000        83,000          121,000      1,904,750       4,160,375
     6,065,125

------------------------------------------------------------------------------------------------------------------
---------------
   Westinghouse Air Brake Co.                  42,600        60,200          102,800        479,250
677,250       1,156,500
                                                                                       ---------------------------------------------
                                                                                          5,212,620      11,000,899      16,213,519
------------------------------------------------------------------------------------------------------------------
------------------
Transportation - 2.3%

------------------------------------------------------------------------------------------------------------------
---------------
   Airborne Freight Corp.                          --        44,000           44,000             --         940,500
  940,500

------------------------------------------------------------------------------------------------------------------
---------------
   Burlington Northern Santa Fe Corp.          24,500        57,400           81,900      2,067,188
4,843,125       6,910,313

------------------------------------------------------------------------------------------------------------------
---------------
   Canadian National Railway Co.               27,000        38,000           65,000        554,949
781,040       1,335,989

------------------------------------------------------------------------------------------------------------------
---------------
   Stolt-Nielsen SA                            58,200       116,000          174,200        909,375       1,812,500
     2,721,875

------------------------------------------------------------------------------------------------------------------
---------------
   Stolt-Nielsen SA, Sponsored ADR             25,650        58,000           83,650        400,781
906,250       1,307,031
                                                                                       ---------------------------------------------
                                                                                          3,932,293       9,283,415      13,215,708
------------------------------------------------------------------------------------------------------------------
------------------
Technology - 15.8%
------------------------------------------------------------------------------------------------------------------
------------------
Aerospace/Defense - 0.5%

------------------------------------------------------------------------------------------------------------------
---------------
   Rockwell International Corp.                15,000        35,000           50,000        845,625
1,973,125       2,818,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Hardware - 2.7%

------------------------------------------------------------------------------------------------------------------
---------------
   Digital Equipment Corp.(9)(10)(11)          17,000        24,000           41,000        607,750
858,000       1,465,750

------------------------------------------------------------------------------------------------------------------
---------------
   International Business Machines
   Corp.                                       12,300        17,400           29,700      1,531,350       2,166,300
 3,697,650

------------------------------------------------------------------------------------------------------------------
---------------
   Moore Corp. Ltd.                            40,000        69,400          109,400        735,000       1,275,225
     2,010,225

------------------------------------------------------------------------------------------------------------------
---------------
   Optical Data Systems, Inc.                      --        44,000           44,000             --         748,000
    748,000

------------------------------------------------------------------------------------------------------------------
---------------
   Xerox Corp.(10)(11)                         30,000       111,000          141,000      1,608,750
5,952,375       7,561,125
                                                                                       ---------------------------------------------
                                                                                          4,482,850      10,999,900      15,482,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Software - 4.8%

------------------------------------------------------------------------------------------------------------------
---------------
   America Online, Inc.(9)                     23,600        33,200           56,800        840,750       1,182,750
     2,023,500

------------------------------------------------------------------------------------------------------------------
---------------
   American Software, Inc.                         --        50,000           50,000             --         331,250
   331,250

------------------------------------------------------------------------------------------------------------------
---------------
   Business Objects SA, Sponsored
   ADR(9)                                      50,000        50,000          100,000        962,500         962,500
   1,925,000

------------------------------------------------------------------------------------------------------------------
---------------
   Computer Associates International,
   Inc.(10)(11)                                54,300        66,150          120,450      3,244,425       3,952,463
     7,196,888

------------------------------------------------------------------------------------------------------------------
---------------
   Electronic Arts, Inc.(9)(10)(11)            38,500        43,800           82,300      1,438,938
1,637,025       3,075,963

------------------------------------------------------------------------------------------------------------------
---------------
   Inference Corp., Cl. A                          --        55,000           55,000             --         976,250
 976,250

------------------------------------------------------------------------------------------------------------------
---------------
   Microsoft Corp.(9)(10)(11)                   6,700         9,800           16,500        883,563       1,292,375
     2,175,938

------------------------------------------------------------------------------------------------------------------
---------------
   Nintendo Co. Ltd.                           31,500            --           31,500      2,022,222              --
2,022,222

------------------------------------------------------------------------------------------------------------------
---------------
   Novell, Inc.(9)                             97,000       261,000          358,000      1,067,000       2,871,000
     3,938,000

------------------------------------------------------------------------------------------------------------------
---------------
   Sybase, Inc.(9)                             32,000        60,000           92,000        476,000         892,500
    1,368,500

------------------------------------------------------------------------------------------------------------------
---------------
   Symantec Corp.(9)                           90,502       151,340          241,842        984,209       1,645,823
     2,630,032
                                                                                       ---------------------------------------------
                                                                                         11,919,607      15,743,936      27,663,543
------------------------------------------------------------------------------------------------------------------
------------------
Electronics - 5.4%

------------------------------------------------------------------------------------------------------------------
---------------
   Hewlett-Packard Co.                         31,500        71,500          103,000      1,535,625
3,485,625       5,021,250

------------------------------------------------------------------------------------------------------------------
---------------
   Intel Corp.(10)(11)                         54,000       119,800          173,800      5,153,625      11,433,413
    16,587,038

------------------------------------------------------------------------------------------------------------------
---------------
   Kyocera Corp.                               12,000        17,000           29,000        856,566       1,213,468
     2,070,034

------------------------------------------------------------------------------------------------------------------
---------------
   LSI Logic Corp.(9)                          36,500        50,700           87,200        848,625       1,178,775
     2,027,400

------------------------------------------------------------------------------------------------------------------
---------------
   Nokia Corp., Sponsored ADR,
   A Shares(10)(11)                            20,500        25,000           45,500        907,125       1,106,250
     2,013,375

------------------------------------------------------------------------------------------------------------------
---------------
   Proxima Corp.                                   --        70,000           70,000             --         813,750
813,750

------------------------------------------------------------------------------------------------------------------
---------------
   Samsung Electronics
   (First New)(9)                                  --            79               79             --           5,949           5,949

------------------------------------------------------------------------------------------------------------------
---------------
   Samsung Electronics Co.                         --           265              265             --          20,789
 20,789

------------------------------------------------------------------------------------------------------------------
---------------
   VLSI Technology, Inc.(9)                    51,200        85,800          137,000        832,000
1,394,250       2,226,250
                                                                                       ---------------------------------------------
                                                                                         10,133,566      20,652,269      30,785,835
------------------------------------------------------------------------------------------------------------------
------------------
Telecommunications-Technology
- 2.4%

------------------------------------------------------------------------------------------------------------------
---------------
   Airtouch Communications,
   Inc.(9)                                     32,900        45,500           78,400        908,863       1,256,938
2,165,801

------------------------------------------------------------------------------------------------------------------
---------------
   Bay Networks, Inc.(9)                       19,180        26,870           46,050        522,655         732,208
     1,254,863

------------------------------------------------------------------------------------------------------------------
---------------
   Cisco Systems, Inc.(9)                      13,700        18,300           32,000        850,256       1,135,744
     1,986,000

------------------------------------------------------------------------------------------------------------------
---------------
   ECI Telecommunications
   Ltd.(10)(11)                                45,000        57,500          102,500        945,000       1,207,500
     2,152,500

------------------------------------------------------------------------------------------------------------------
---------------
   Kinnevik Investments AB Free,
   Series B                                        --        31,500           31,500             --         821,859
821,859

------------------------------------------------------------------------------------------------------------------
---------------
   MCI Communications Corp.                    89,000       110,000          199,000      2,280,625
2,818,750       5,099,375

------------------------------------------------------------------------------------------------------------------
---------------
   NetCom Systems AB, B Shares                     --        31,500           31,500             --         353,922
       353,922
                                                                                       ---------------------------------------------
                                                                                          5,507,399       8,326,921      13,834,320
------------------------------------------------------------------------------------------------------------------
------------------
Utilities - 2.8%
------------------------------------------------------------------------------------------------------------------
------------------
Electric Utilities - 1.0%

------------------------------------------------------------------------------------------------------------------
---------------
   Korea Electric Power Corp.                  15,800        20,000           35,800        522,203
661,017       1,183,220

------------------------------------------------------------------------------------------------------------------
---------------
   Public Service Enterprise Group,
   Inc.                                        42,000        30,000           72,000      1,123,500         802,500
1,926,000

------------------------------------------------------------------------------------------------------------------
---------------
   Verbund Oest Electriz                       17,100        25,200           42,300      1,182,642       1,742,840
     2,925,482
                                                                                       ---------------------------------------------
                                                                                          2,828,345       3,206,357       6,034,702
------------------------------------------------------------------------------------------------------------------
------------------
Gas Utilities - 0.5%

------------------------------------------------------------------------------------------------------------------
---------------
   Hong Kong & China Gas Co. Ltd.             374,488       471,648          846,136        636,817
  802,038       1,438,855

------------------------------------------------------------------------------------------------------------------
---------------
   Southwestern Energy Co.                         --        80,000           80,000             --       1,190,000
    1,190,000
                                                                                       ---------------------------------------------
                                                                                            636,817       1,992,038       2,628,855
------------------------------------------------------------------------------------------------------------------
------------------
Telephone Utilities - 1.3%

------------------------------------------------------------------------------------------------------------------
---------------
   BCE, Inc.                                   30,600        34,000           64,600      1,308,150       1,453,500
    2,761,650

------------------------------------------------------------------------------------------------------------------
---------------
   Portugal Telecom SA(9)                      10,500        15,900           26,400        270,107
409,020         679,127

------------------------------------------------------------------------------------------------------------------
---------------
   U S West Communications Group               50,000        80,000          130,000      1,487,500
2,380,000       3,867,500
                                                                                       ---------------------------------------------
                                                                                          3,065,757       4,242,520       7,308,277
                                                                                       ---------------------------------------------

   Total Common Stocks (Cost
   $103,868,767, Cost $175,755,182,
   Combined $279,623,949)                                                               148,691,394     250,333,239
   399,024,633

=====================================================================
===============================================================
Preferred Stocks - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
   Alumax, Inc., $4.00 Cv., Series A            6,333         6,333           12,666        861,288
861,288       1,722,576

------------------------------------------------------------------------------------------------------------------
---------------
   Cyprus Amax Minerals Co., $4.00
   Cv., Series A                               17,666        20,666           38,332        925,257       1,082,382
    2,007,639

------------------------------------------------------------------------------------------------------------------
---------------
   Series K, Exchangeable Preferred
   Stock(4)(6)                                    734            --              734        774,370              --         774,370
                                                                                       ---------------------------------------------

   Total Preferred Stocks (Cost
   $1,973,515, Cost $1,416,188,
   Combined $3,389,703)                                                                   2,560,915       1,943,670
4,504,585

                                                           Units
=====================================================================
===============================================================
Rights, Warrants and Certificates
- 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
   Hong Kong & China Gas Co. Ltd.
   Wts., Exp. 9/97                             57,874        74,304          132,178         17,587          22,580
       40,167

------------------------------------------------------------------------------------------------------------------
---------------
   Hyperion Telecommunications, Inc.
   Wts., Exp. 4/01(6)                             500            --              500          5,000              --
5,000
                                                                                       ---------------------------------------------

   Total Rights, Warrants and
   Certificates (Cost $15,337,
   Cost $19,690, Combined $35,027)                                                          22,587           22,580
     45,167

                                                          Face Amount (1)
=====================================================================
===============================================================
Repurchase Agreements - 9.2%
------------------------------------------------------------------------------------------------------------------
------------------
   Repurchase agreement with Zion
   First National Bank, 5.62%, dated
   9/30/96, to be repurchased at
   $24,003,747 on 10/1/96,
   collateralized by U.S. Treasury
   Nts., 5.75%-8.875%, 5/15/97-
   8/15/04, with a value of
   $24,493,438                         $    24,000,000  $        --   $   24,000,000     24,000,000               --
   24,000,000

------------------------------------------------------------------------------------------------------------------
---------------
   Repurchase agreement with Zion
   First National Bank, 5.62%, dated
   9/30/96, to be repurchased at
   $29,004,527 on 10/1/96,
   collateralized by U.S. Treasury
   Nts., 5.75%-8.875%, 5/15/97-
   8/15/04, with a value of
   $29,596,238                                      --   29,000,000       29,000,000             --      29,000,000
 29,000,000
                                                                                       ---------------------------------------------

   Total Repurchase Agreements
   (Cost $24,000,000, Cost
   $29,000,000, Combined $53,000,000)                                                    24,000,000      29,000,000
    53,000,000


------------------------------------------------------------------------------------------------------------------
---------------
   Total Investments, at Value (Cost
   $241,674,276, Cost $210,233,490,
   Combined $451,907,766)              100.0%           100.6%        101.0%            291,465,285
286,243,139     577,708,424

------------------------------------------------------------------------------------------------------------------
---------------
   Liabilities in Excess of
   Other Assets                         (0.0)            (0.6)         (1.0)                (23,538)     (3,166,481)
(3,190,019)
                                       ------           ------        ------           ---------------------------------------------
   Net Assets                          100.0%           100.0%        100.0%           $291,441,747
$283,076,658    $574,518,405
                                       ======           ======        ======
=============================================

1.  Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD - Australian Dollar                          MXP - Mexican Peso
CAD - Canadian Dollar                            NZD - New Zealand Dollar
DKK - Danish Krone                               PLZ - Polish Zloty
GBP - British Pound Sterling                     ZAR - South African Rand
ITL - Italian Lira
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3.  Represents the current interest rate for a variable rate security.
4.  Interest or dividend is paid in kind.
5.  Represents the current interest rate for an increasing rate security.
6.  Identifies issues considered to be illiquid.
7. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
8. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $566,719 or 0.10% the combined net assets, at September 30, 1996.
9.  Non-income producing security.

10.  A sufficient amount of securities has been designated to cover outstanding call options, as follows:
                                                             Shares
                                                             Subject  Expiration          Exercise    Premium         Market
Value
                                                             to Call  Date                Price       Received        See Note 1
------------------------------------------------------------------------------------------------------------------
----------------

AMR Corp.                                                    3,200    1/97                $ 95        $  8,300        $
3,200
------------------------------------------------------------------------------------------------------------------
----------------
American International Group, Inc.                           1,600    2/97                 100           5,752
      9,400
------------------------------------------------------------------------------------------------------------------
----------------
American Re Corp.                                            7,200    1/97                  50          25,175
106,200
------------------------------------------------------------------------------------------------------------------
----------------
American Re Corp.                                            4,500    10/96                 65           4,927
 563
------------------------------------------------------------------------------------------------------------------
----------------
Bristol-Myers Squibb Co.                                     4,400    12/96                 95           7,568
18,700
------------------------------------------------------------------------------------------------------------------
----------------
Chase Manhattan Corp. (New)                                 19,000    3/97                  80          73,053
     114,000
------------------------------------------------------------------------------------------------------------------
----------------
Citicorp                                                     2,000    1/97                  90           9,440             11,750
------------------------------------------------------------------------------------------------------------------
----------------
Computer Associates International, Inc.                     10,800    1/97                  55          34,775
        87,750
------------------------------------------------------------------------------------------------------------------
----------------
Computer Associates International, Inc.                     10,800    1/97                  60          50,974
        67,500
------------------------------------------------------------------------------------------------------------------
----------------
Digital Equipment Corp.                                      3,400    1/97                  45           7,123
4,250
------------------------------------------------------------------------------------------------------------------
----------------
ECI Telecommunications Ltd.                                  9,000    2/97                  25          16,604
    12,375
------------------------------------------------------------------------------------------------------------------
----------------
Electronic Arts, Inc.                                        8,400    3/97                  30          30,197
87,150
------------------------------------------------------------------------------------------------------------------
----------------
Gymboree Corp.                                               6,600    1/97                  35           8,877
14,438
------------------------------------------------------------------------------------------------------------------
----------------
IBP, Inc.                                                   27,000    11/96                 25          59,938             10,125
------------------------------------------------------------------------------------------------------------------
----------------
Intel Corp.                                                 10,800    1/97                  90          33,425            113,400
------------------------------------------------------------------------------------------------------------------
----------------
Manor Care, Inc.                                             4,200    4/97                  40           5,649              9,713
------------------------------------------------------------------------------------------------------------------
----------------
Medtronic, Inc.                                              3,800    2/97                  55          12,236             40,850
------------------------------------------------------------------------------------------------------------------
----------------
Microsoft Corp.                                              6,700    1/97                 125          60,097
97,150
------------------------------------------------------------------------------------------------------------------
----------------
NationsBank Corp.                                           13,000    2/97                  90          67,858
47,124
------------------------------------------------------------------------------------------------------------------
----------------
Nokia Corp., Sponsored ADR, A Shares                         4,000    4/97                  45          10,880
           18,500
------------------------------------------------------------------------------------------------------------------
----------------
Toys 'R' Us, Inc.                                            6,400    3/97                  35           6,608              3,200
------------------------------------------------------------------------------------------------------------------
----------------
Xerox Corp.                                                  6,000    1/97                  55          12,738             18,750
                                                                                                      ----------------------------
                                                                                                      $552,194           $896,088

============================

11.  A sufficient amount of securities have been designated to cover outstanding written call options, as follows:
                                                             Shares
                                                             Subject  Expiration      Exercise        Premium          Market
Value
                                                             to Call  Date            Price           Received         See Note 1
------------------------------------------------------------------------------------------------------------------
----------------

AMR, Corp.                                                   4,800    1/97            $     95        $ 12,456         $
4,800
------------------------------------------------------------------------------------------------------------------
----------------
American International Group, Inc.                           2,600    2/97                 100           9,347
     15,275
------------------------------------------------------------------------------------------------------------------
----------------
American Re, Corp                                            9,600    11/96                 50          33,566
141,600
------------------------------------------------------------------------------------------------------------------
----------------
American Re, Corp                                            6,100    10/96                 65           6,679
 763
------------------------------------------------------------------------------------------------------------------
----------------
Bristol-Myers Squibb, Co.                                    9,600    12/96                 95          16,511
 40,800
------------------------------------------------------------------------------------------------------------------
----------------
Chase Manhattan, Corp. (New)                                18,500    3/97                  80          71,130
     111,000
------------------------------------------------------------------------------------------------------------------
----------------
Citicorp                                                     3,200    1/97                  90          15,103             18,800
------------------------------------------------------------------------------------------------------------------
----------------
Comupter Associates International, Inc.                     13,200    1/97                  55          42,503
       107,250
------------------------------------------------------------------------------------------------------------------
----------------
Comupter Associates International, Inc.                     13,200    1/97                  60          62,302
        82,500
------------------------------------------------------------------------------------------------------------------
----------------
Digital Equipment, Corp.                                     4,800    1/97                  45          10,056
 6,000
------------------------------------------------------------------------------------------------------------------
----------------
ECI Telecommunications Ltd.                                 11,500    2/97                  25          21,217
     15,813
------------------------------------------------------------------------------------------------------------------
----------------
Electronic Arts, Inc.                                        9,600    3/97                  30          34,511
99,600
------------------------------------------------------------------------------------------------------------------
----------------
Gymboree, Corp.                                             12,000    1/97                  35          16,139
26,250
------------------------------------------------------------------------------------------------------------------
----------------
IBP, Inc.                                                   31,500    11/96                 25          69,928             11,813
------------------------------------------------------------------------------------------------------------------
----------------
Intel, Corp.                                                22,000    1/97                  90          68,088            231,000
------------------------------------------------------------------------------------------------------------------
----------------
Manor Care, Inc.                                             6,000    4/97                  40           8,070
13,875
------------------------------------------------------------------------------------------------------------------
----------------
Medtronic, Inc.                                              4,000    2/97                  55          12,880             43,000
------------------------------------------------------------------------------------------------------------------
----------------
Microsoft, Corp.                                             9,800    1/97                  63          87,903
142,100
------------------------------------------------------------------------------------------------------------------
----------------
Nationsbank, Corp.                                          14,400    2/97                  90          75,165
52,200
------------------------------------------------------------------------------------------------------------------
----------------
Nokia Corp., A Shares, Sponsored ADR                         5,000    4/97                  45          13,600
           23,125
------------------------------------------------------------------------------------------------------------------
----------------
Sofamor Danek Group, Inc.                                    2,400    3/97                  30          11,028
   11,100
------------------------------------------------------------------------------------------------------------------
----------------
Toys 'R' Us, Inc.                                           14,000    3/97                  35          14,454              7,000
------------------------------------------------------------------------------------------------------------------
----------------
Xerox, Corp.                                                22,000    1/97                  55          46,704             68,750
                                                                                                      ----------------------------
                                                                                                      $759,339         $1,274,413

============================


Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund and Oppenheimer Strategic Income
& Growth Fund

                                                      Oppenheimer         Oppenheimer                                Combined
                                                      Multiple            Strategic                                  Oppenheimer
                                                      Strategies          Income &                ProForma           Multiple

                                                      Fund (1)            Growth Fund(2)          Adjustments
Strategies Fund

------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including
repurchase agreements **)                             $291,465,285        $80,295,960
$371,761,245
Cash                                                       397,482            611,472                                   1,008,954
Unrealized appreciation of forward foreign
currency exchange contracts                                    974             43,919
44,893
Receivables:
   Interest, dividends and principal paydowns            2,638,803            926,291
     3,565,094
   Shares of beneficial interest sold                      286,715            387,169
673,884
   Investments sold                                        679,786          1,717,088
2,396,874
Closed forward foreign currency exchange contracts               -             59,215
       59,215
Daily variation on futures contracts                             -              6,862                                       6,862
Other                                                       19,537              2,864                                      22,401

------------------------------------------------------------------------------
  Total assets                                         295,488,582         84,050,840                    -
379,539,422

------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign
currency exchange contracts                                      -              4,400                                       4,400
Options written, at value (premiums received
$552,194 and $15,908)                                      896,088              5,777
901,865
Payables and other liabilities:
   Investments purchased                                 1,918,420          6,610,736
8,529,156
   Dividends                                                     -            313,878                                     313,878
   Shares of beneficial interest redeemed                  629,197            115,879
  745,076
   Daily variation on futures contracts                          -              1,500                                       1,500
   Trustees' fees                                          182,123                  -                                     182,123
   Distributions and service plan fees                     144,390                  -
144,390
   Shareholder reports                                      56,678                  -                                      56,678
   Transfer and shareholder servicing agent fees            26,623                  -
 26,623
   Other                                                   193,316            212,099                                     405,415

------------------------------------------------------------------------------
      Total liabilities                                  4,046,835          7,264,269                    -
11,311,104

------------------------------------------------------------------------------
NET ASSETS                                            $291,441,747        $76,786,571             $      0
$368,228,318

=====================================================================
=========
COMPOSITION OF NET ASSETS:
Paid-in capital                                       $225,707,312        $66,681,618
$292,388,930
Undistributed net investment income                        615,057           (318,871)
    296,186
Accumulated net realized gain from investments
   and foreign currency transactions                    15,672,173          5,349,088
21,021,261
Net unrealized appreciation on investments and
   translation of assets and liabilities
   denominated in foreign currencies                    49,447,205          5,074,736
 54,521,941

------------------------------------------------------------------------------
NET ASSETS                                            $291,441,747        $76,786,571             $      0
$368,228,318

=====================================================================
=========


Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund  and Oppenheimer Strategic Income
& Growth Fund

                                                      Oppenheimer         Oppenheimer                                Combined
                                                      Multiple            Strategic                                  Oppenheimer
                                                      Strategies          Income &                ProForma           Multiple

                                                      Fund (1)            Growth Fund(2)          Adjustments
Strategies Fund

------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
Class A Shares:
Net asset value and redemption price per share
(based  on net assets of $264,358,580, $46,746,928,
and $311,105,508 and 18,756,434, 7,956,397, and
22,074,172 shares of beneficial interest outstanding
for Oppenheimer Multiple Strategies Fund,
Oppenheimer Strategic Income & Growth Fund and
Combined Oppenheimer Multiple Strategies Fund,
respectively)                                         $14.09              $5.88                                      $14.09

Maximum offering price per share (net asset value
plus sales charge of 5.75%, 4.75% and 5.75%,
respectively, offering price)                         $14.95              $6.17                                      $14.95

Class B Shares:
Net asset value and redemption price per  hare
(based on net assets of $5,996,160, $28,933,298,
and $34,929,458 and 428,130, 4,932,725, and
2,493,319 shares of beneficial interest outstanding
for Oppenheimer Multiple Strategies Fund,
Oppenheimer Strategic Income & Growth Fund and
Combined  Oppenheimer Multiple Strategies Fund,
respectively)                                         $14.01              $5.87                                      $14.01

Class C Shares:
Net asset value and redemption price per share
(based on net assets of $21,087,007, $1,106,345,
and $22,193,352 and 1,503,813, 188,933, and
1,582,725 shares of beneficial interest outstanding
for Oppenheimer Multiple Strategies Fund,
Oppenheimer Strategic Income & Growth Fund and
Combined Oppenheimer Multiple Strategies Fund,
respectively)                                         $14.02              $5.86                                      $14.02

*Cost                                                 $241,674,276        $75,252,756
$316,927,032
**Repurchase agreements                               $24,000,000         $2,100,000
$26,100,000

(1) On March 6, 1997, the name of Oppenheimer Asset Allocation Fund changed to Oppenheimer Multiple Strategies Fund.
(2) Oppenheimer Strategic Income & Growth Fund Class A shares will be exchanged for Oppenheimer Multiple Strategies Fund Class A shares. Oppenheimer Strategic Income & Growth Fund Class B shares will be exchanged for Oppenheimer Multiple Strategies Fund Class B shares. Oppenheimer Strategic Income & Growth Fund Class C shares will be exchanged for Oppenheimer Multiple Strategies Fund Class C shares.

Pro Forma Combining Statements of Operations For Period Ended September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund and Oppenheimer Strategic Income
& Growth Fund

                                                      Oppenheimer         Oppenheimer                                Combined
                                                      Multiple            Strategic                                  Oppenheimer
                                                      Strategies          Income &                ProForma           Multiple

                                                      Fund (1)            Growth Fund(2)          Adjustments
Strategies Fund

------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes
of $12,214)                                           $12,320,040         $ 4,441,077
$16,761,117
Dividends (net of foreign withholding of
$86,080 and $5,550)                                     3,327,666             457,180
3,784,846

------------------------------------------------------------------------------
   Total income                                        15,647,706           4,898,257                 -
20,545,963

------------------------------------------------------------------------------
EXPENSES:
Management fees                                         2,040,804             513,195           (21,089)(1)
2,532,910
Distribution and service plan fees:
Class A                                                   457,920             105,726                                    563,646
Class B                                                    28,131             242,309                                    270,440
Class C                                                   170,994               3,963                                    174,957
Transfer and shareholder servicing agent fees             347,905             128,032
      475,937
Custodian fees and expenses                                92,078              51,822
143,900
Legal and auditing fees                                    59,356              14,158                                     73,514
Insurance expenses                                         15,980               3,974                                     19,954
Shareholder reports                                       144,915              86,699                                    231,614
Trustees' fees and expenses                               108,139               3,002
111,141
Registration and filing fees:
Class A                                                       654                 837                                      1,491
Class B                                                     2,810               2,469                                      5,279
Class C                                                     4,971                 393                                      5,364
Other                                                      28,540               8,985                                     37,525

------------------------------------------------------------------------------
   Total expenses                                       3,503,197           1,165,564           (21,089)
4,647,672

------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  12,144,509           3,732,693            21,089
             15,898,291

------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain from investments and options
written                                                18,280,560           8,028,979                                 26,309,539
Closing and expiration of options written                 797,616            (106,455)
    691,161
Closing of futures contracts                                    -             (14,626)                                   (14,626)
Foreign currency transactions                             666,351              44,109
710,460

------------------------------------------------------------------------------
Net realized gain                                      19,744,527           7,952,007                 -
27,696,534

------------------------------------------------------------------------------

Net change in unrealized appreciation or
   depreciation on investments                          4,995,947          (1,417,530)
3,578,417
Translation of assets and liabilities denominated
in foreign currencies                                  (1,495,680)            (45,705)
(1,541,385)

------------------------------------------------------------------------------
Net change                                              3,500,267          (1,463,235)                -                2,037,032

------------------------------------------------------------------------------
Net realized and unrealized gain                       23,244,794           6,488,772                 -
29,733,566

------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $35,389,303         $10,221,465
$21,089               $45,631,857

=====================================================================
=========

(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Multiple Strategies Fund (.75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million and .60% on net assets in excess of $800 million). This assumes that the management fee structure had been in place for the entire period.

PRO FORMA COMBINING STATEMENT OF INVESTMENTS                     September 30,
1996 (Unaudited)
Oppenheimer Multiple Strategies Fund (formerly Oppenheimer Asset Allocation Fund) and
Oppenheimer Strategic Income & Growth Fund

                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
--
MORTGAGE-BACKED OBLIGATIONS - 4.1%
----------------------------------------------------------------------------------------------------------------------
--
GOVERNMENT AGENCY - 3.5%
----------------------------------------------------------------------------------------------------------------------
--
FHLMC/FNMA/SPONSORED - 1.8%

---------------------------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.,
   Collateralized Mtg. Obligations, Gtd
   Multiclass Mtg. Participation Certificates,
   Series 176, Cl. F, 8.95%, 3/15/20                          $       --              $   59,951              $   59,951

---------------------------------------------------------------------------------------------------------------------
   Federal National Mortgage Assn.:
   11.50%, 7/1/11                                                146,907                      --                 146,907
   11.75%, 1/1/16                                                175,012                      --                 175,012
   7.50%, 10/15/26                                     (2)            --               5,000,000               5,000,000
   Gtd. Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Trust 1992-103,
   Cl. JB, 10.50%, 11/25/20                                           --                 315,000                 315,000
   Interest-Only Stripped Mtg.-Backed Security,
   Trust 257, Cl. 2, 10.955%, 2/1/24                   (3)            --               1,712,531
1,712,531
   Series 1994-83, Cl. Z, 7.50%, 6/25/24                              --                 378,624
378,624
----------------------------------------------------------------------------------------------------------------------
--
GNMA/GUARANTEED - 1.7%

---------------------------------------------------------------------------------------------------------------------
   Government National Mortgage Assn.:
   9%, 11/15/08-5/15/09                                          524,930                      --                 524,930
   6%, 3/20/26                                                        --               1,437,892               1,437,892
   7%, 4/15/26                                                        --               4,460,633               4,460,633
----------------------------------------------------------------------------------------------------------------------
--
PRIVATE - 0.6%
----------------------------------------------------------------------------------------------------------------------
--
COMMERCIAL - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital I, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 1996-
   C1, Cl. F, 7.51%, 2/1/28                         (4)(5)            --                  97,137                  97,137

---------------------------------------------------------------------------------------------------------------------
   Resolution Trust Corp., Commercial Mtg
   Pass-Through Certificates:
   Series 1992-CHF, Cl. D, 8.25%, 12/25/20                            --                 267,639
267,639
   Series 1993-C1, Cl. D, 9.45%, 5/25/24                              --                 252,980
252,980
   Series 1994-C2, Cl. E, 8%, 4/25/25                            375,127                 449,792
824,919
   Series 1994-C2, Cl. G, 8%, 4/25/25                                 --                 209,655                 209,655

---------------------------------------------------------------------------------------------------------------------
   Structured Asset Securities Corp., Multiclass
   Pass-Through Certificates, Series 1995-C4,

---------------------------------------------------------------------------------------------------------------------

                                                                                       MARKET VALUE
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
--
MORTGAGE-BACKED OBLIGATIONS - 4.1%
----------------------------------------------------------------------------------------------------------------------
--
GOVERNMENT AGENCY - 3.5%
----------------------------------------------------------------------------------------------------------------------
--
FHLMC/FNMA/SPONSORED - 1.8%

---------------------------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.,
   Collateralized Mtg. Obligations, Gtd
   Multiclass Mtg. Participation Certificates,
   Series 176, Cl. F, 8.95%, 3/15/20                          $       --              $   60,139              $   60,139

---------------------------------------------------------------------------------------------------------------------
   Federal National Mortgage Assn.:
   11.50%, 7/1/11                                                162,530                      --                 162,530
   11.75%, 1/1/16                                                196,833                      --                 196,833
   7.50%, 10/15/26                                     (2)            --               4,940,650               4,940,650
   Gtd. Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Trust 1992-103,
   Cl. JB, 10.50%, 11/25/20                                           --                 351,323                 351,323
   Interest-Only Stripped Mtg.-Backed Security,
   Trust 257, Cl. 2, 10.955%, 2/1/24                   (3)            --                 593,766                 593,766
   Series 1994-83, Cl. Z, 7.50%, 6/25/24                              --                 337,801
337,801
----------------------------------------------------------------------------------------------------------------------
--
                                                                 359,363               6,283,679               6,643,042
----------------------------------------------------------------------------------------------------------------------
--
GNMA/GUARANTEED - 1.7%

---------------------------------------------------------------------------------------------------------------------
   Government National Mortgage Assn.:
   9%, 11/15/08-5/15/09                                          558,216                      --                 558,216
   6%, 3/20/26                                                        --               1,434,298               1,434,298
   7%, 4/15/26                                                        --               4,296,705               4,296,705
----------------------------------------------------------------------------------------------------------------------
--
                                                                 558,216               5,731,003               6,289,219
----------------------------------------------------------------------------------------------------------------------
--


PRIVATE - 0.6%
----------------------------------------------------------------------------------------------------------------------
--
COMMERCIAL - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital I, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 1996-
   C1, Cl. F, 7.51%, 2/1/28                          (4)(5)           --                  62,289                  62,289

---------------------------------------------------------------------------------------------------------------------
   Resolution Trust Corp., Commercial Mtg
   Pass-Through Certificates:
   Series 1992-CHF, Cl. D, 8.25%, 12/25/20                            --                 268,936
268,936
   Series 1993-C1, Cl. D, 9.45%, 5/25/24                              --                 259,621
259,621
   Series 1994-C2, Cl. E, 8%, 4/25/25                            364,225                 436,721
800,946
   Series 1994-C2, Cl. G, 8%, 4/25/25                                 --                 180,337                 180,337

---------------------------------------------------------------------------------------------------------------------
   Structured Asset Securities Corp., Multiclass
   Pass-Through Certificates, Series 1995-C4,

<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              -----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
---
   Cl. E, 8.849%, 6/25/26                             (4)(5)               --                27,688                27,688
----------------------------------------------------------------------------------------------------------------------
---
MULTI-FAMILY - 0.1%

----------------------------------------------------------------------------------------------------------------------
   Mortgage Capital Funding, Inc., Multifamily
   Mortgage Pass-Through Certificates, Series
   1996-MC1, Cl. G, 7.15%, 6/15/06                     (5)                 --               400,000


400,000

----------------------------------------------------------------------------------------------------------------------
   Resolution Trust Corp., Commercial Mtg
   Pass-Through Certificates, Series 1991-M6,
   Cl. B4, 7.103%, 6/25/21                             (4)                 --                68,681                68,681
----------------------------------------------------------------------------------------------------------------------
---
RESIDENTIAL - 0.1%

----------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Mortgage Securities VII,
   Series 1996-B, Cl. 1, 7.136%, 4/25/26                                   --               299,020
299,020

   Total Mortgage-Backed Obligations (Cost $1,162,963,
     Cost $13,599,896, Combined $14,762,859)
----------------------------------------------------------------------------------------------------------------------
---
U.S. GOVERNMENT OBLIGATIONS - 9.6%

----------------------------------------------------------------------------------------------------------------------
   U.S. Treasury Bonds, STRIPS, Zero Coupon:
   7.10%, 11/15/18                                     (6)         17,000,000                    --            17,000,000
   7.313%, 8/15/19                                     (6)         18,700,000                    --            18,700,000

----------------------------------------------------------------------------------------------------------------------
   U.S. Treasury Nts.:
   8.25%, 7/15/98                                                  16,000,000                    --            16,000,000
   8.875%, 11/15/98                                                   950,000                    --               950,000
   9.25%, 8/15/98                                                   9,450,000                    --             9,450,000
   6%, 2/15/26                                        (15)                 --               500,000               500,000

   Total U.S. Government Obligations (Cost $34,052,281,
     Cost $447,860, Combined $34,500,141)
----------------------------------------------------------------------------------------------------------------------
---
FOREIGN GOVERNMENT OBLIGATIONS - 15.7%
----------------------------------------------------------------------------------------------------------------------
---
ARGENTINA - 3.7%

----------------------------------------------------------------------------------------------------------------------
   Argentina (Republic of):
   Bonds, Bonos de Consolidacion de


   Deudas, Series I, 5.461%, 4/1/01                 (4)(7)          1,544,136               559,749
2,103,885
   Par Bonds, 5.25%, 3/31/23                           (8)         10,000,000                    --
10,000,000
   Past Due Interest Bonds, Series L, 6.625%,
   3/31/05                                             (4)          5,880,000                    --             5,880,000
   Past Due Interest Bonds, Series L, 6.312%,
   3/31/05                                             (4)                 --               834,000               834,000

----------------------------------------------------------------------------------------------------------------------
   Banco de Galicia y Buenos Aires SA Sr
   Unsec. Nts., 9.387%, 4/15/99                        (4)                 --                35,000                35,000
----------------------------------------------------------------------------------------------------------------------
---
AUSTRALIA - 1.5%

----------------------------------------------------------------------------------------------------------------------
   Australia (Commonwealth of) Bonds:
   10%, 2/15/06                                        AUD                 --               500,000               500,000
   9.50%, 8/15/03                                      AUD                 --                15,000                15,000

                                                                                       MARKET VALUE
                                                              -----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
---
   Cl. E, 8.849%, 6/25/26                           (4)(5)                 --                22,566                22,566

                                                                      364,225             1,230,470             1,594,695
----------------------------------------------------------------------------------------------------------------------
---
MULTI-FAMILY - 0.1%

----------------------------------------------------------------------------------------------------------------------
   Mortgage Capital Funding, Inc., Multifamily
   Mortgage Pass-Through Certificates, Series
   1996-MC1, Cl. G, 7.15%, 6/15/06                     (5)                 --               302,625
302,625

----------------------------------------------------------------------------------------------------------------------


   Resolution Trust Corp., Commercial Mtg
   Pass-Through Certificates, Series 1991-M6,
   Cl. B4, 7.103%, 6/25/21                             (4)                 --                67,157                67,157

----------------------------------------------------------------------------------------------------------------------

                                                                           --               369,782               369,782
----------------------------------------------------------------------------------------------------------------------
---
RESIDENTIAL - 0.1%

----------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Mortgage Securities VII,
   Series 1996-B, Cl. 1, 7.136%, 4/25/26                                   --               174,927
174,927

----------------------------------------------------------------------------------------------------------------------

   Total Mortgage-Backed Obligations (Cost $1,162,963,
     Cost $13,599,896, Combined $14,762,859)                        1,281,804            13,789,861
15,071,665
----------------------------------------------------------------------------------------------------------------------
---
U.S. GOVERNMENT OBLIGATIONS - 9.6%
----------------------------------------------------------------------------------------------------------------------
---
   U.S. Treasury Bonds, STRIPS, Zero Coupon:
   7.10%, 11/15/18                                     (6)          3,502,476                    --             3,502,476
   7.313%, 8/15/19                                     (6)          3,651,736                    --             3,651,736

----------------------------------------------------------------------------------------------------------------------
   U.S. Treasury Nts.:
   8.25%, 7/15/98                                                  16,590,000                    --            16,590,000
   8.875%, 11/15/98                                                 1,001,062                    --             1,001,062
   9.25%, 8/15/98                                                   9,972,697                    --             9,972,697
   6%, 2/15/26                                        (15)                 --               439,844               439,844

   Total U.S. Government Obligations (Cost $34,052,281,
     Cost $447,860, Combined $34,500,141)                          34,717,971               439,844
35,157,815
----------------------------------------------------------------------------------------------------------------------
---
FOREIGN GOVERNMENT OBLIGATIONS - 15.7%
----------------------------------------------------------------------------------------------------------------------
---


ARGENTINA - 3.7%

----------------------------------------------------------------------------------------------------------------------
   Argentina (Republic of):
   Bonds, Bonos de Consolidacion de
   Deudas, Series I, 5.461%, 4/1/01                 (4)(7)          1,408,007               510,403
1,918,410
   Par Bonds, 5.25%, 3/31/23                           (8)          5,850,000                    --             5,850,000
   Past Due Interest Bonds, Series L, 6.625%,
   3/31/05                                             (4)          4,931,850                    --             4,931,850
   Past Due Interest Bonds, Series L, 6.312%,
   3/31/05                                             (4)                 --               699,517               669,517

----------------------------------------------------------------------------------------------------------------------
   Banco de Galicia y Buenos Aires SA Sr
   Unsec. Nts., 9.387%, 4/15/99                        (4)                 --                35,634                35,634

----------------------------------------------------------------------------------------------------------------------
                                                                   12,189,857             1,245,554            13,435,411
----------------------------------------------------------------------------------------------------------------------
---
AUSTRALIA - 1.5%

----------------------------------------------------------------------------------------------------------------------
   Australia (Commonwealth of) Bonds:
   10%, 2/15/06                                        AUD                 --               453,666               453,666
   9.50%, 8/15/03                                      AUD                 --                13,060                13,060


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
--
   Queensland Treasury Corp.:
   Exchangeable Gtd. Nts., 8%, 8/14/01                 AUD          --                 615,000
615,000
   Exchangeable Gtd. Nts., 10.50%, 5/15/03             AUD   2,500,000                      --


2,500,000
   Gtd. Nts., 8%, 5/14/03                              AUD          --                 300,000                 300,000
   Gtd. Nts., 10.50%, 5/15/03                          AUD          --                  90,000                  90,000

---------------------------------------------------------------------------------------------------------------------
   Treasury Corp. of Victoria Gtd. Bonds:
   8.25%, 10/15/03                                     AUD   1,500,000                      --               1,500,000
   10.25%, 11/15/06                                    AUD          --                 425,000                 425,000

---------------------------------------------------------------------------------------------------------------------
   Western Australia Treasury Corp. Gtd
   Bonds, 10%, 7/15/05                                 AUD          --                 190,000                 190,000
----------------------------------------------------------------------------------------------------------------------
--
BRAZIL - 1.4%

---------------------------------------------------------------------------------------------------------------------
   Brazil (Federal Republic of):
   Capitalization Bonds, 8%, 4/15/14                                --               1,001,247               1,001,247
   Par Bonds, 5%, 4/15/24                           (8)      7,500,000                      --               7,500,000

---------------------------------------------------------------------------------------------------------------------
   Telecomunicacoes Brasileiras SA Medium-
   Term Nts., 11.30%, 12/9/99                       (4)             --                  10,000                  10,000
----------------------------------------------------------------------------------------------------------------------
--
BULGARIA - 0.1%

---------------------------------------------------------------------------------------------------------------------
   Bulgaria (Republic of):
   Disc. Bonds, Tranche A, 6.688%, 7/28/24          (4)             --                  70,000
70,000
   Front-Loaded Interest Reduction Bearer
   Bonds, Tranche A, 2.25%, 7/28/12                 (8)             --                 755,000                 755,000
   Interest Arrears Bonds, 6.688%, 7/28/11          (4)             --                 325,000
325,000
----------------------------------------------------------------------------------------------------------------------
--
CANADA - 2.4%

---------------------------------------------------------------------------------------------------------------------
   Canada (Government of) Bonds:
   11.75%, 2/1/03                                      CAD          --                 220,000                 220,000
   9.75%, 10/1/97                                      CAD          --                 250,000                 250,000
   9.75%, 12/1/01                                      CAD   6,000,000                 260,000               6,260,000


   9.75%, 6/1/01                                   (15)CAD   2,000,000                      --               2,000,000
   9.75%, 6/1/01 (15)                                  CAD          --               1,335,000               1,335,000
   Series A-33, 11.50%, 9/1/00                         CAD          --                 140,000                 140,000
   Series A-76, 9%, 6/1/25                             CAD          --                 465,000                 465,000
----------------------------------------------------------------------------------------------------------------------
--
DENMARK - 1.2%

---------------------------------------------------------------------------------------------------------------------
   Denmark (Kingdom of) Bonds:
   8%, 11/15/01                                        DKK          --               1,670,000               1,670,000
   8%, 3/15/06                                         DKK  21,900,000               1,130,000              23,030,000
----------------------------------------------------------------------------------------------------------------------
--
GERMANY - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Germany (Republic of) Bonds, Series 94,
   6.25%, 1/4/24 (15)                              (15)DEM          --               2,670,000               2,670,000
----------------------------------------------------------------------------------------------------------------------
--
GREAT BRITAIN - 0.8%

---------------------------------------------------------------------------------------------------------------------
   United Kingdom Treasury:
   Bonds, 10%, 9/8/03                                  GBP          --                 355,000                 355,000

                                                                                       MARKET VALUE
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
--
   Queensland Treasury Corp.:
   Exchangeable Gtd. Nts., 8%, 8/14/01                 AUD          --                 498,166
498,166
   Exchangeable Gtd. Nts., 10.50%, 5/15/03             AUD   2,263,395                      --
2,263,395
   Gtd. Nts., 8%, 5/14/03                              AUD          --                 240,793                 240,793
   Gtd. Nts., 10.50%, 5/15/03                          AUD          --                  81,482                  81,482



---------------------------------------------------------------------------------------------------------------------
   Treasury Corp. of Victoria Gtd. Bonds:
   8.25%, 10/15/03                                     AUD   1,219,490                      --               1,219,490
   10.25%, 11/15/06                                    AUD          --                 390,210                 390,210

---------------------------------------------------------------------------------------------------------------------
   Western Australia Treasury Corp. Gtd
   Bonds, 10%, 7/15/05                                 AUD          --                 170,279                 170,279

                                                             3,482,885               1,847,656               5,330,541
----------------------------------------------------------------------------------------------------------------------
--
BRAZIL - 1.4%

---------------------------------------------------------------------------------------------------------------------
   Brazil (Federal Republic of):
   Capitalization Bonds, 8%, 4/15/14                                --                 705,567                 705,567
   Par Bonds, 5%, 4/15/24                           (8)      4,476,563                      --               4,476,563

---------------------------------------------------------------------------------------------------------------------
   Telecomunicacoes Brasileiras SA Medium-
   Term Nts., 11.30%, 12/9/99                       (4)             --                  10,288                  10,288
                                                    --------------------------------------------------------------------
                                                             4,476,563                 715,855               5,192,418
----------------------------------------------------------------------------------------------------------------------
--
BULGARIA - 0.1%

---------------------------------------------------------------------------------------------------------------------
   Bulgaria (Republic of):
   Disc. Bonds, Tranche A, 6.688%, 7/28/24          (4)             --                  35,569
35,569
   Front-Loaded Interest Reduction Bearer
   Bonds, Tranche A, 2.25%, 7/28/12                 (8)             --                 248,442                 248,442
   Interest Arrears Bonds, 6.688%, 7/28/11          (4)             --                 149,500
149,500
                                                    --------------------------------------------------------------------
                                                                    --                 433,511                 433,511
----------------------------------------------------------------------------------------------------------------------
--
CANADA - 2.4%

---------------------------------------------------------------------------------------------------------------------
   Canada (Government of) Bonds:
   11.75%, 2/1/03                                      CAD          --                 204,386                 204,386


   9.75%, 10/1/97                                      CAD          --                 193,333                 193,333
   9.75%, 12/1/01                                      CAD   5,068,535                 219,637               5,288,172
   9.75%, 6/1/01                                       CAD   1,677,282                      --               1,677,282
   9.75%, 6/1/01 (15)                                  CAD          --               1,119,586               1,119,586
   Series A-33, 11.50%, 9/1/00                         CAD          --                 122,410                 122,410
   Series A-76, 9%, 6/1/25                             CAD          --                 392,682                 392,682
                                                    --------------------------------------------------------------------
                                                             6,745,817               2,252,034               8,997,851
----------------------------------------------------------------------------------------------------------------------
--
DENMARK - 1.2%

---------------------------------------------------------------------------------------------------------------------
   Denmark (Kingdom of) Bonds:
   8%, 11/15/01                                        DKK          --                 312,070                 312,070
   8%, 3/15/06                                         DKK   4,004,914                 206,646               4,211,560
                                                    --------------------------------------------------------------------
                                                             4,004,914                 518,716               4,523,630
----------------------------------------------------------------------------------------------------------------------
--
GERMANY - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Germany (Republic of) Bonds, Series 94,
   6.25%, 1/4/24 (15)                                  DEM          --               1,612,575               1,612,575
----------------------------------------------------------------------------------------------------------------------
--
GREAT BRITAIN - 0.8%

---------------------------------------------------------------------------------------------------------------------
   United Kingdom Treasury:
   Bonds, 10%, 9/8/03                                  GBP          --                 633,054                 633,054


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              -----------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
----------------------------------------------------------------------------------------------------------------------
---------


   Debs., 8.50%, 12/7/05                          GBP                    --                   55,000
55,000
   Nts., 13%, 7/14/00                             GBP             1,050,000                       --
1,050,000
   Nts., 12.50%, 11/21/05                         GBP                    --                   62,000
62,000
   Nts., 8%, 6/10/03                              GBP                    --                  125,000                    125,000

----------------------------------------------------------------------------------------------------------------------
---------
IRELAND - 0.0%

----------------------------------------------------------------------------------------------------------------------
------
   Ireland (Government of) Bonds, 9.25%,
   7/11/03                                        IEP                    --                   60,000                     60,000
----------------------------------------------------------------------------------------------------------------------
---------
ITALY - 0.4%

----------------------------------------------------------------------------------------------------------------------
------
   Italy (Republic of) Treasury Bonds, Buoni del
   Tesoro Poliennali:
   8.50%, 8/1/99                                  ITL         1,800,000,000                       --
1,800,000,000
   10.50%, 4/1/00                                 ITL                    --              285,000,000
285,000,000
   10.50%, 7/15/00                                ITL                    --              170,000,000
170,000,000

----------------------------------------------------------------------------------------------------------------------
---------
JAPAN - 0.1%

----------------------------------------------------------------------------------------------------------------------
------
   Japan (Government of) Bonds, Series 174,
   4.60%, 9/20/04                                 JPY                    --               27,500,000
27,500,000
----------------------------------------------------------------------------------------------------------------------
---------
MEXICO - 0.3%



----------------------------------------------------------------------------------------------------------------------
------
   Banco Nacional de Comercio Exterior SNC:
   International Finance BV Gtd. Bonds,
   10.758%, 6/23/97                         (4)(5)                       --                  120,000                    120,000
   International Finance BV Gtd. Registered
   Bonds, 11.25%, 5/30/06                                                --                  135,000
135,000
   Nts., 7.25%, 2/2/04                                                   --                   75,000                     75,000

----------------------------------------------------------------------------------------------------------------------
------
   Bonos de la Tesoreria de la Federacion,
   Zero Coupon, 48.252%, 10/3/96               (6)MXP             4,384,900                       --
4,384,900

----------------------------------------------------------------------------------------------------------------------
------
   United Mexican States Bonds:
   10.375%, 1/29/03                               DEM                    --                  150,000
150,000
   16.50%, 9/1/08                                 GBP                    --                   35,000                     35,000

----------------------------------------------------------------------------------------------------------------------
---------
NEW ZEALAND - 1.7%

----------------------------------------------------------------------------------------------------------------------
------
   New Zealand Government Bonds:
   8%, 2/15/01                                    NZD             7,460,000                       --                  7,460,000
   10%, 7/15/97                                   NZD                    --                1,040,000
1,040,000

----------------------------------------------------------------------------------------------------------------------
------
   Transpower Finance Ltd. Gtd. Unsec
   Unsub. Bonds:
   8%, 2/15/01                                 (5)NZD                    --                  165,000                    165,000
   8%, 3/15/02                                    NZD                    --                  165,000                    165,000

----------------------------------------------------------------------------------------------------------------------
---------
PANAMA - 0.0%



----------------------------------------------------------------------------------------------------------------------
------
   Panama (Republic of) Interest Reduction
   Bonds, 3.50%, 7/17/14                          (8)                    --                  130,000                    130,000
------------------------------------------------------------------------------------------------------------------
-------------
POLAND - 0.7%

------------------------------------------------------------------------------------------------------------------
----------
   Poland (Republic of) Treasury Bills, Zero
   Coupon:

                                                                                       MARKET VALUE
                                                              -------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
---------------

   Debs., 8.50%, 12/7/05                          GBP                    --                     91,012
91,012
   Nts., 13%, 7/14/00                             GBP             1,967,831                         --
1,967,831
   Nts., 12.50%, 11/21/05                         GBP                    --                    123,738
123,738
   Nts., 8%, 6/10/03                              GBP                    --                    202,509                    202,509
                                                  -------------------------------------------------------------------------------
                                                                  1,967,831                  1,050,313                  3,018,144
------------------------------------------------------------------------------------------------------------------
---------------
IRELAND - 0.0%

------------------------------------------------------------------------------------------------------------------
------------
   Ireland (Government of) Bonds, 9.25%,
   7/11/03                                        IEP                    --                    110,024                    110,024
------------------------------------------------------------------------------------------------------------------
---------------
ITALY - 0.4%

------------------------------------------------------------------------------------------------------------------
------------
   Italy (Republic of) Treasury Bonds, Buoni del
   Tesoro Poliennali:
   8.50%, 8/1/99                                  ITL             1,204,257                         --                  1,204,257
   10.50%, 4/1/00                                 ITL                    --                    201,403                    201,403
   10.50%, 7/15/00                                ITL                    --                    121,241                    121,241
                                                  -------------------------------------------------------------------------------
                                                                  1,204,257                    322,644                  1,526,901
------------------------------------------------------------------------------------------------------------------
---------------
JAPAN - 0.1%

------------------------------------------------------------------------------------------------------------------
------------
   Japan (Government of) Bonds, Series 174,
   4.60%, 9/20/04                                 JPY                    --                    279,877                    279,877
------------------------------------------------------------------------------------------------------------------
---------------
MEXICO - 0.3%

------------------------------------------------------------------------------------------------------------------
------------
   Banco Nacional de Comercio Exterior SNC:
   International Finance BV Gtd. Bonds,
   10.758%, 6/23/97                        (4)(5)                        --                    123,900                    123,900
   International Finance BV Gtd. Registered
   Bonds, 11.25%, 5/30/06                                                --                    141,581
141,581
   Nts., 7.25%, 2/2/04                                                   --                     64,687                     64,687

------------------------------------------------------------------------------------------------------------------
------------
   Bonos de la Tesoreria de la Federacion,
   Zero Coupon, 48.252%, 10/3/96               (6)MXP               579,822                         --
     579,822

------------------------------------------------------------------------------------------------------------------
------------
   United Mexican States Bonds:
   10.375%, 1/29/03                               DEM                    --                    103,851
103,851
   16.50%, 9/1/08                                 GBP                    --                     74,486                     74,486

------------------------------------------------------------------------------------------------------------------
------------
                                                                    579,822                    508,505                  1,088,327
------------------------------------------------------------------------------------------------------------------
---------------
NEW ZEALAND - 1.7%

------------------------------------------------------------------------------------------------------------------
------------
   New Zealand Government Bonds:
   8%, 2/15/01                                    NZD             5,203,616                         --                  5,203,616
   10%, 7/15/97                                   NZD                    --                    733,982                    733,982

------------------------------------------------------------------------------------------------------------------
------------
   Transpower Finance Ltd. Gtd. Unsec
   Unsub. Bonds:
   8%, 2/15/01                                 (5)NZD                    --                    113,525                    113,525
   8%, 3/15/02                                    NZD                    --                    113,459                    113,459

------------------------------------------------------------------------------------------------------------------
------------
                                                                  5,203,616                    960,966                  6,164,582
------------------------------------------------------------------------------------------------------------------
---------------
PANAMA - 0.0%

------------------------------------------------------------------------------------------------------------------
------------
   Panama (Republic of) Interest Reduction
   Bonds, 3.50%, 7/17/14 (8)                                             --                     81,738                     81,738
------------------------------------------------------------------------------------------------------------------
---------------
POLAND - 0.7%

------------------------------------------------------------------------------------------------------------------
------------
   Poland (Republic of) Treasury Bills, Zero
   Coupon:


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------
   20.70%, 1/8/97                              (6)PLZ                    2,360,000                      --
2,360,000
   24.131%, 11/13/96                           (6)PLZ                    2,300,000                      --
2,300,000
   21.464%, 10/16/96                           (6)PLZ                           --               2,000,000
2,000,000
   21.656%, 10/2/96                            (6)PLZ                           --                 430,000
430,000

------------------------------------------------------------------------------------------------------------------
----------------
RUSSIA - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Russia (Government of) Interest Nts.,
   6.547%, 12/29/49                            (2)(4)                           --                 260,000
260,000
------------------------------------------------------------------------------------------------------------------
----------------
SOUTH AFRICA - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Eskom Depositary Receipts, Series E168, 11%,
   6/1/08                                         ZAR                    6,430,000                      --               6,430,000
------------------------------------------------------------------------------------------------------------------
----------------
SPAIN - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Spain (Kingdom of):
   Bonds, Bonos y Obligacion del Estado,
   10.15%, 1/31/06                                ESP                           --              39,200,000
39,200,000
   Gtd. Bonds, Bonos y Obligacion del Estado,
   10.25%, 11/30/98                               ESP                           --              25,800,000
25,800,000
   Gtd. Bonds, Bonos y Obligacion del Estado,
   10.30%, 6/15/02                                ESP                           --              22,500,000
22,500,000
   Gtd. Bonds, Bonos y Obligacion del Estado,
   12.25%, 3/25/00                                ESP                           --              17,700,000
17,700,000

------------------------------------------------------------------------------------------------------------------
----------------
SWEDEN - 0.2%

------------------------------------------------------------------------------------------------------------------
-------------
   Sweden (Kingdom of) Bonds:
   Series 1030, 13%, 6/15/01                      SEK                           --               2,200,000
2,200,000
   Series 1033, 10.25%, 5/5/03                    SEK                           --                 600,000
600,000
   Series 1034, 9%, 4/20/09                       SEK                           --               1,400,000
1,400,000
   Series 1035, 6%, 2/9/05                        SEK                           --               1,300,000
1,300,000

------------------------------------------------------------------------------------------------------------------
----------------
VENEZUELA - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Venezuela (Republic of):
   Disc. Bonds, Series DL, 6.625%, 12/18/07       (4)                           --                 250,000
     250,000
   Front-Loaded Interest Reduction Bonds,
   Series A, 6.375%, 3/31/07                      (4)                           --                 100,000
100,000
   New Money Bonds, Series A, 6.75%,
   12/18/05                                       (4)                           --                 250,000                 250,000


                                                                                       MARKET VALUE
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------

   20.70%, 1/8/97                              (6)PLZ                      799,056                      --
799,056
   24.131%, 11/13/96                           (6)PLZ                      801,216                      --
801,216
   21.464%, 10/16/96                           (6)PLZ                           --                 706,837
706,837
   21.656%, 10/2/96                            (6)PLZ                           --                 152,854
152,854

                                                                         1,600,272                 859,691               2,459,963
------------------------------------------------------------------------------------------------------------------
----------------
RUSSIA - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Russia (Government of) Interest Nts.,
   6.547%, 12/29/49                            (2)(4)                           --                 167,294
167,294
------------------------------------------------------------------------------------------------------------------
----------------
SOUTH AFRICA - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Eskom Depositary Receipts, Series E168, 11%,
   6/1/08                                         ZAR                    1,093,837                      --               1,093,837
------------------------------------------------------------------------------------------------------------------
----------------
SPAIN - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Spain (Kingdom of):
   Bonds, Bonos y Obligacion del Estado,
   10.15%, 1/31/06                                ESP                           --                 349,431
349,431
   Gtd. Bonds, Bonos y Obligacion del Estado,
   10.25%, 11/30/98                               ESP                           --                 212,018
212,018
   Gtd. Bonds, Bonos y Obligacion del Estado,
   10.30%, 6/15/02                                ESP                           --                 197,305
197,305
   Gtd. Bonds, Bonos y Obligacion del Estado,
   12.25%, 3/25/00                                ESP                           --                 157,405
157,405

                                                                                --                 916,159                 916,159
------------------------------------------------------------------------------------------------------------------
----------------
SWEDEN - 0.2%

------------------------------------------------------------------------------------------------------------------
-------------
   Sweden (Kingdom of) Bonds:
   Series 1030, 13%, 6/15/01                      SEK                           --                 414,114
414,114
   Series 1033, 10.25%, 5/5/03                    SEK                           --                 105,220
105,220
   Series 1034, 9%, 4/20/09                       SEK                           --                 233,811
233,811
   Series 1035, 6%, 2/9/05                        SEK                           --                 179,414
179,414

                                                                                --                 932,559                 932,559
------------------------------------------------------------------------------------------------------------------
----------------
VENEZUELA - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Venezuela (Republic of):
   Disc. Bonds, Series DL, 6.625%, 12/18/07       (4)                           --                 207,500
     207,500
   Front-Loaded Interest Reduction Bonds,
   Series A, 6.375%, 3/31/07                      (4)                           --                  84,313
84,313
   New Money Bonds, Series A, 6.75%,
   12/18/05                                       (4)                           --                 208,438                 208,438

                                                                                --                 500,251                 500,251

   Total Foreign Government Obligations (Cost $39,944,054,
   Cost $14,828,341, Combined $54,772,395)                              42,549,671              15,315,922
           57,865,593


                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
LOAN PARTICIPATIONS - 0.3%
------------------------------------------------------------------------------------------------------------------
------
   Colombia (Republic of) 1989-1990
   Integrated Loan Facility Bonds, 6.563%,
   7/1/01                                      (4)(5)         --                          314,320              314,320

---------------------------------------------------------------------------------------------------------------------
   Morocco (Kingdom of) Loan Participation
   Agreement, Tranche A, 6.437%, 1/1/09           (4)         --                          325,000
325,000

                                                                                       MARKET VALUE
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
LOAN PARTICIPATIONS - 0.3%
------------------------------------------------------------------------------------------------------------------
------
   Colombia (Republic of) 1989-1990
   Integrated Loan Facility Bonds, 6.563%,
   7/1/01                                      (4)(5)         --                          298,604              298,604

---------------------------------------------------------------------------------------------------------------------
   Morocco (Kingdom of) Loan Participation
   Agreement, Tranche A, 6.437%, 1/1/09           (4)         --                          255,633
255,633


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              -------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
---------
   Trinidad & Tobago Loan Participation
   Agreement, Tranche A, 1.772%, 9/30/00          (4)(5)JPY             --              44,836,363
 44,836,363
------------------------------------------------------------------------------------------------------------------
---------
   United Mexican States, Combined Facility 3,
   Loan Participation Agreement, Tranche A,
   6.563%, 9/20/97                                   (4)(5)             --                  66,720                  66,720

   Total Loan Participations (Cost $969,966)

------------------------------------------------------------------------------------------------------------------
---------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 13.4%
------------------------------------------------------------------------------------------------------------------
---------
BASIC MATERIALS - 2.0%
------------------------------------------------------------------------------------------------------------------
---------
CHEMICALS - 0.4%

------------------------------------------------------------------------------------------------------------------
------
   NL Industries, Inc., 11.75% Sr. Sec. Nts.,
   10/15/03                                                             --                 200,000                 200,000

------------------------------------------------------------------------------------------------------------------
------
   Quantum Chemical Corp., 10.375% First
   Mtg. Nts., 6/1/03                                               500,000                      --                 500,000

------------------------------------------------------------------------------------------------------------------
------
   Viridian, Inc., 9.75% Nts., 4/1/03                              750,000                      --                 750,000

------------------------------------------------------------------------------------------------------------------
---------
METALS - 0.2%

------------------------------------------------------------------------------------------------------------------
------
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Nts., 2/1/03                                    500,000                      --                 500,000

------------------------------------------------------------------------------------------------------------------
------
   UCAR Global Enterprises, Inc., 12% Sr
   Sub. Nts., 1/15/05                                                   --                 100,000                 100,000

------------------------------------------------------------------------------------------------------------------
---------
PAPER - 1.4%

------------------------------------------------------------------------------------------------------------------
------
   Gaylord Container Corp., 12.75% Sr. Sub.
   Disc. Debs., 5/15/05                                            750,000                      --                 750,000

------------------------------------------------------------------------------------------------------------------
------
   Repap New Brunswick, Inc., 8.937% First
   Priority Sr. Sec. Nts., 7/15/00                     (4)              --                 200,000                 200,000

------------------------------------------------------------------------------------------------------------------
------
   Repap Wisconsin, Inc., 9.875% Second
   Priority Sr. Nts., 5/1/06                                     1,000,000                      --               1,000,000

------------------------------------------------------------------------------------------------------------------
------
   Riverwood International Corp.:
   10.875% Sr. Sub. Nts., 4/1/08                                 1,000,000                      --               1,000,000
   10.25% Sr. Nts., 4/1/06                                              --                 300,000                 300,000

------------------------------------------------------------------------------------------------------------------
------
   SD Warren Co., 12% Sr. Sub. Nts.,
   Series B, 12/15/04                                            1,000,000                      --               1,000,000

------------------------------------------------------------------------------------------------------------------
------
   Stone Container Corp., 10.75% First Mtg
   Nts., 10/1/02                                                        --                 200,000                 200,000

------------------------------------------------------------------------------------------------------------------
------
   Tembec Finance Corp., 9.875% Gtd. Sr
   Nts., 9/30/05                                                   500,000                      --                 500,000

------------------------------------------------------------------------------------------------------------------
------

------------------------------------------------------------------------------------------------------------------
---------
CONSUMER CYCLICALS - 4.5%
------------------------------------------------------------------------------------------------------------------
---------
AUTOS & HOUSING - 0.6%

------------------------------------------------------------------------------------------------------------------
------
   Blue Bell Funding, Inc., 11.85% Sec
   Extendible Adjustable Rate Nts., 5/1/99                              --                 396,000
396,000

------------------------------------------------------------------------------------------------------------------
------
   Hovnanian K. Enterprises, Inc., 11.25%
   Sub. Gtd. Nts., 4/15/02                                         725,000                      --                 725,000

                                                                                       MARKET VALUE
                                                              -------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
---------

   Trinidad & Tobago Loan Participation
   Agreement, Tranche A, 1.772%, 9/30/00          (4)(5)JPY             --                 358,288
  358,288

------------------------------------------------------------------------------------------------------------------
------
   United Mexican States, Combined Facility 3,
   Loan Participation Agreement, Tranche A,
   6.563%, 9/20/97                                   (4)(5)             --                  59,256                  59,256

   Total Loan Participations (Cost $969,966)                            --                 971,781
971,781

------------------------------------------------------------------------------------------------------------------
---------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 13.4%
------------------------------------------------------------------------------------------------------------------
---------
BASIC MATERIALS - 2.0%
------------------------------------------------------------------------------------------------------------------
---------
CHEMICALS - 0.4%

------------------------------------------------------------------------------------------------------------------
------
   NL Industries, Inc., 11.75% Sr. Sec. Nts.,
   10/15/03                                                             --                 211,000                 211,000

------------------------------------------------------------------------------------------------------------------
------
   Quantum Chemical Corp., 10.375% First
   Mtg. Nts., 6/1/03                                               546,146                      --                 546,146

------------------------------------------------------------------------------------------------------------------
------
   Viridian, Inc., 9.75% Nts., 4/1/03                              780,000                      --                 780,000

                                                                 1,326,146                 211,000               1,537,146
------------------------------------------------------------------------------------------------------------------
---------
METALS - 0.2%

------------------------------------------------------------------------------------------------------------------
------
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Nts., 2/1/03                                    545,000                      --                 545,000

------------------------------------------------------------------------------------------------------------------
------
   UCAR Global Enterprises, Inc., 12% Sr
   Sub. Nts., 1/15/05                                                   --                 114,750                 114,750

                                                                   545,000                 114,750                 659,750
------------------------------------------------------------------------------------------------------------------
---------
PAPER - 1.4%

------------------------------------------------------------------------------------------------------------------
------
   Gaylord Container Corp., 12.75% Sr. Sub.
   Disc. Debs., 5/15/05                                            826,875                      --                 826,875

------------------------------------------------------------------------------------------------------------------
------
   Repap New Brunswick, Inc., 8.937% First
   Priority Sr. Sec. Nts., 7/15/00                          (4)         --                 200,000                 200,000

------------------------------------------------------------------------------------------------------------------
------
   Repap Wisconsin, Inc., 9.875% Second
   Priority Sr. Nts., 5/1/06                                       985,000                      --                 985,000

------------------------------------------------------------------------------------------------------------------
------
   Riverwood International Corp.:
   10.875% Sr. Sub. Nts., 4/1/08                                   990,000                      --                 990,000
   10.25% Sr. Nts., 4/1/06                                              --                 303,000                 303,000

------------------------------------------------------------------------------------------------------------------
------
   SD Warren Co., 12% Sr. Sub. Nts.,
   Series B, 12/15/04                                            1,083,750                      --               1,083,750

------------------------------------------------------------------------------------------------------------------
------
   Stone Container Corp., 10.75% First Mtg
   Nts., 10/1/02                                                        --                 210,500                 210,500

------------------------------------------------------------------------------------------------------------------
------
   Tembec Finance Corp., 9.875% Gtd. Sr
   Nts., 9/30/05                                                   485,000                      --                 485,000

                                                                 4,370,625                 713,500               5,084,125
------------------------------------------------------------------------------------------------------------------
---------
CONSUMER CYCLICALS - 4.5%
------------------------------------------------------------------------------------------------------------------
---------
AUTOS & HOUSING - 0.6%

------------------------------------------------------------------------------------------------------------------
------
   Blue Bell Funding, Inc., 11.85% Sec
   Extendible Adjustable Rate Nts., 5/1/99                              --                 397,980
397,980

------------------------------------------------------------------------------------------------------------------
------
   Hovnanian K. Enterprises, Inc., 11.25%
   Sub. Gtd. Nts., 4/15/02                                         712,312                      --                 712,312


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------------
   Lear Corp., 9.50% Sub. Nts., 7/15/06                              1,000,000                      --
1,000,000

------------------------------------------------------------------------------------------------------------------
---------
   Penda Corp., 10.75% Sr. Nts., Series B,
   3/1/04                                                                   --                 150,000                 150,000

------------------------------------------------------------------------------------------------------------------
------------
LEISURE & ENTERTAINMENT - 0.4%

------------------------------------------------------------------------------------------------------------------
---------
   American International Group, Inc., 11.70%
   Unsec. Unsub. Bonds, 12/4/01                        ITL                  --              95,000,000
95,000,000

------------------------------------------------------------------------------------------------------------------
---------
   Apple South, Inc., 9.75% Sr. Nts., 6/1/06                           500,000                      --
500,000

------------------------------------------------------------------------------------------------------------------
---------
   Gillett Holdings, Inc., 12.25% Sr. Sub. Nts.,
   Series A, 6/30/02                                   (5)             213,908                 160,431                 374,339

------------------------------------------------------------------------------------------------------------------
---------
   Imax Corp., 7% Sr. Nts., 3/1/01                     (8)                  --                 320,000
320,000

------------------------------------------------------------------------------------------------------------------
---------
   Trump Atlantic City Associates/Trump
   Atlantic City Funding, Inc., 11.25% First Mtg.
   Nts., 5/1/06                                                             --                 100,000                 100,000

------------------------------------------------------------------------------------------------------------------
------------
MEDIA - 2.9%

------------------------------------------------------------------------------------------------------------------
---------
   American Telecasting, Inc., 0%/14.50%
   Sr. Disc. Nts., 6/15/04                             (9)                  --                 100,316                 100,316

------------------------------------------------------------------------------------------------------------------
---------
   Australis Media Ltd., Units (each unit
   consists of $1,000 principal amount of
   0%/14% sr. sub. disc. nts., 5/15/03 and one
   warrant to purchase 57.721 ordinary shares)     (9)(10)                  --                 200,000
   200,000

------------------------------------------------------------------------------------------------------------------
---------
   Bell & Howell Co. (New), 0%/11.50% Sr.
   Disc. Debs., Series B, 3/1/05                       (9)                  --                 250,000                 250,000

------------------------------------------------------------------------------------------------------------------
---------
   Bell Cablemedia PLC, 0%/11.95% Sr.
   Disc. Nts., 7/15/04                                 (9)             200,000                 500,000                 700,000

------------------------------------------------------------------------------------------------------------------
---------
   Cablevision Industries Corp., 9.25% Sr.
   Debs., Series B, 4/1/08                                           1,000,000                      --               1,000,000

------------------------------------------------------------------------------------------------------------------
---------
   Cablevision Systems Corp.:
   10.75% Sr. Sub. Debs., 4/1/04                                       500,000                      --                 500,000
   10.50% Sr. Sub. Debs., 5/15/16                                           --                 250,000
250,000

------------------------------------------------------------------------------------------------------------------
---------
   EchoStar Communications Corp.,
   0%/12.875% Sr. Disc. Nts., 6/1/04                   (9)                  --                 200,000
200,000

------------------------------------------------------------------------------------------------------------------
---------
   News America Holdings, Inc., 8.50% Sr.
   Nts., 2/15/05                                                     1,000,000                      --               1,000,000

------------------------------------------------------------------------------------------------------------------
---------
   Panamsat LP/Panamsat Capital Corp.,
   0%/11.375% Sr. Sub. Disc. Nts., 8/1/03              (9)           1,250,000                 750,000
   2,000,000

------------------------------------------------------------------------------------------------------------------
---------
   Rogers Cablesystems Ltd., 10% Sr. Sec.
   Second Priority Debs., 12/1/07                                    1,000,000                 300,000
1,300,000

------------------------------------------------------------------------------------------------------------------
---------
   SCI Television, Inc., 11% Sr. Nts., 6/30/05                         500,000                      --
500,000

------------------------------------------------------------------------------------------------------------------
---------
   Time Warner, Inc., 7.95% Nts., 2/1/00                             1,000,000                      --
1,000,000

------------------------------------------------------------------------------------------------------------------
---------
   TKR Cable I, Inc., 10.50% Sr. Debs.,
   10/30/07                                                          1,100,000                 300,000               1,400,000

------------------------------------------------------------------------------------------------------------------
---------
   United International Holdings, Inc., Zero
   Coupon Sr. Sec. Disc. Nts., 12.819%,
   11/15/99                                            (6)             550,000                      --                 550,000

------------------------------------------------------------------------------------------------------------------
---------

                                                                                       MARKET VALUE
                                                              ----------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------------
   Lear Corp., 9.50% Sub. Nts., 7/15/06                              1,047,500                      --
1,047,500

------------------------------------------------------------------------------------------------------------------
---------
   Penda Corp., 10.75% Sr. Nts., Series B,
   3/1/04                                                                   --                 146,250                 146,250
                                                                     ---------------------------------------------------------
                                                                     1,759,812                 544,230               2,304,042
------------------------------------------------------------------------------------------------------------------
------------
LEISURE & ENTERTAINMENT - 0.4%

------------------------------------------------------------------------------------------------------------------
---------
   American International Group, Inc., 11.70%
   Unsec. Unsub. Bonds, 12/4/01                        ITL                  --                  71,778
71,778

------------------------------------------------------------------------------------------------------------------
---------
   Apple South, Inc., 9.75% Sr. Nts., 6/1/06                           495,000                      --
495,000

------------------------------------------------------------------------------------------------------------------
---------
   Gillett Holdings, Inc., 12.25% Sr. Sub. Nts.,
   Series A, 6/30/02                                   (5)             223,266                 167,450                 390,716

------------------------------------------------------------------------------------------------------------------
---------
   Imax Corp., 7% Sr. Nts., 3/1/01                     (8)                  --                 313,600
313,600

------------------------------------------------------------------------------------------------------------------
---------
   Trump Atlantic City Associates/Trump
   Atlantic City Funding, Inc., 11.25% First Mtg.
   Nts., 5/1/06                                                             --                  99,250                  99,250
                                                                     ---------------------------------------------------------
                                                                       718,266                 652,078               1,370,344
------------------------------------------------------------------------------------------------------------------
------------
MEDIA - 2.9%

------------------------------------------------------------------------------------------------------------------
---------
   American Telecasting, Inc., 0%/14.50%
   Sr. Disc. Nts., 6/15/04                             (9)                  --                  75,488                  75,488

------------------------------------------------------------------------------------------------------------------
---------
   Australis Media Ltd., Units (each unit
   consists of $1,000 principal amount of
   0%/14% sr. sub. disc. nts., 5/15/03 and one
   warrant to purchase 57.721 ordinary shares)     (9)(10)                  --                 121,000
   121,000

------------------------------------------------------------------------------------------------------------------
---------
   Bell & Howell Co. (New), 0%/11.50% Sr.
   Disc. Debs., Series B, 3/1/05                       (9)                  --                 176,250                 176,250

------------------------------------------------------------------------------------------------------------------
---------
   Bell Cablemedia PLC, 0%/11.95% Sr.
   Disc. Nts., 7/15/04                                 (9)             153,500                 383,750                 537,250

------------------------------------------------------------------------------------------------------------------
---------
   Cablevision Industries Corp., 9.25% Sr.
   Debs., Series B, 4/1/08                                           1,030,000                      --               1,030,000

------------------------------------------------------------------------------------------------------------------
---------
   Cablevision Systems Corp.:
   10.75% Sr. Sub. Debs., 4/1/04                                       518,125                      --                 518,125
   10.50% Sr. Sub. Debs., 5/15/16                                           --                 255,000
255,000

------------------------------------------------------------------------------------------------------------------
---------
   EchoStar Communications Corp.,
   0%/12.875% Sr. Disc. Nts., 6/1/04                   (9)                  --                 158,500
158,500

------------------------------------------------------------------------------------------------------------------
---------
   News America Holdings, Inc., 8.50% Sr.
   Nts., 2/15/05                                                     1,061,373                      --               1,061,373

------------------------------------------------------------------------------------------------------------------
---------
   Panamsat LP/Panamsat Capital Corp.,
   0%/11.375% Sr. Sub. Disc. Nts., 8/1/03              (9)           1,137,500                 682,500
   1,820,000

------------------------------------------------------------------------------------------------------------------
---------
   Rogers Cablesystems Ltd., 10% Sr. Sec.
   Second Priority Debs., 12/1/07                                    1,005,000                 301,500
1,306,500

------------------------------------------------------------------------------------------------------------------
---------
   SCI Television, Inc., 11% Sr. Nts., 6/30/05                         535,625                      --
535,625

------------------------------------------------------------------------------------------------------------------
---------
   Time Warner, Inc., 7.95% Nts., 2/1/00                             1,028,109                      --
1,028,109

------------------------------------------------------------------------------------------------------------------
---------
   TKR Cable I, Inc., 10.50% Sr. Debs.,
   10/30/07                                                          1,221,967                 333,264               1,555,231

------------------------------------------------------------------------------------------------------------------
---------
   United International Holdings, Inc., Zero
   Coupon Sr. Sec. Disc. Nts., 12.819%,
   11/15/99                                            (6)             385,000                      --                 385,000

------------------------------------------------------------------------------------------------------------------
---------


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL:  GENERAL - 0.5%

------------------------------------------------------------------------------------------------------------------
-------------
   PT Polysindo Eka Perkasa, Zero Coupon
   Promissory Nts., 36.897%, 10/23/96          (6)IDR                     --              1,200,000,000
   1,200,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Synthetic Industries, Inc., 12.75% Sr. Sub.
   Debs., 12/1/02                                                    900,000                    200,000
1,100,000

------------------------------------------------------------------------------------------------------------------
----------------
RETAIL:  SPECIALTY - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Cole National Group, Inc., 11.25% Sr.
   Nts., 10/1/01                                                     500,000                         --                    500,000
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS - 1.5%
------------------------------------------------------------------------------------------------------------------
----------------
FOOD - 0.8%

------------------------------------------------------------------------------------------------------------------
-------------
   Grand Union Co., 12% Sr. Nts., 9/1/04                           1,137,000                    198,000
     1,335,000

------------------------------------------------------------------------------------------------------------------
-------------
   Kash 'N Karry Food Stores, Inc., 11.50%
   Sr. Nts., 2/1/03                               (7)                     --                    564,400                    564,400

------------------------------------------------------------------------------------------------------------------
-------------
   Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                             --                     50,000
  50,000

------------------------------------------------------------------------------------------------------------------
-------------
   Ralph's Grocery Co.:
   10.45% Sr. Nts., 6/15/04                                          500,000                         --
500,000
   11% Sr. Sub. Nts., 6/15/05                                        500,000                         --
500,000

------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES & SERVICES - 0.4%

------------------------------------------------------------------------------------------------------------------
-------------
   Magellan Health Services, Inc., 11.25%
   Sr. Sub. Nts., Series A, 4/15/04                                1,000,000                         --
1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Multicare Cos., Inc. (The), 12.50% Sr. Sub.
   Nts., 7/1/02                                                      345,000                         --                    345,000

------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Coleman Holdings, Inc., Zero Coupon Sr.
   Sec. Disc. Nts., Series B, 12.09%, 5/27/98     (6)              1,000,000                         --
  1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Fletcher Challenge Industries Ltd., 10%
   Cv. Sub. Unsec. Nts., 4/30/05                  NZD                     --                     70,000
70,000

------------------------------------------------------------------------------------------------------------------
----------------
ENERGY - 1.4%
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY SERVICES & PRODUCERS - 1.4%

------------------------------------------------------------------------------------------------------------------
-------------
   Global Marine, Inc., 12.75% Sr. Sec. Nts.,
   12/15/99                                                          400,000                         --                    400,000

------------------------------------------------------------------------------------------------------------------
-------------
   J. Ray McDermott SA, 9.375% Sr. Sub.
   Bonds, 7/15/06                                                  1,000,000                         --                  1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Maxus Energy Corp., 11.50% Debs.,
   11/15/15                                                        1,000,000                         --                  1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Mesa Operating Co., 10.625% Gtd. Sr.
   Sub. Nts., 7/1/06                                               1,000,000                         --                  1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   TransTexas Gas Corp., 11.50% Sr. Sec.
   Gtd. Nts., 6/15/02                                              1,000,000                         --                  1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   Triton Energy Corp., Zero Coupon Sr. Sub.
   Disc. Nts., 10.394%, 11/1/97                        (6)                --                    400,000
400,000

------------------------------------------------------------------------------------------------------------------
-------------

                                                                                       MARKET VALUE
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------
                                                                  8,076,199                  2,487,252                 10,563,451
                                                                  ----------------------------------------------------------------
RETAIL:  GENERAL - 0.5%

------------------------------------------------------------------------------------------------------------------
-------------
   PT Polysindo Eka Perkasa, Zero Coupon
   Promissory Nts., 36.897%, 10/23/96          (6)IDR                    --                    511,932
    511,932

------------------------------------------------------------------------------------------------------------------
------------
   Synthetic Industries, Inc., 12.75% Sr. Sub.
   Debs., 12/1/02                                                   976,500                    217,000                  1,193,500
                                                                  ----------------------------------------------------------------
                                                                    976,500                    728,932                  1,705,432
------------------------------------------------------------------------------------------------------------------
----------------
RETAIL:  SPECIALTY - 0.1%

------------------------------------------------------------------------------------------------------------------
-------------
   Cole National Group, Inc., 11.25% Sr.
   Nts., 10/1/01                                                    534,375                         --                    534,375
------------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS - 1.5%
------------------------------------------------------------------------------------------------------------------
----------------
FOOD - 0.8%

------------------------------------------------------------------------------------------------------------------
-------------
   Grand Union Co., 12% Sr. Nts., 9/1/04                          1,152,634                    200,722
    1,353,356

------------------------------------------------------------------------------------------------------------------
-------------
   Kash 'N Karry Food Stores, Inc., 11.50%
   Sr. Nts., 2/1/03                               (7)                    --                    567,222                    567,222

------------------------------------------------------------------------------------------------------------------
-------------
   Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                            --                     44,625
 44,625

------------------------------------------------------------------------------------------------------------------
-------------
   Ralph's Grocery Co.:
   10.45% Sr. Nts., 6/15/04                                         511,250                         --                    511,250
   11% Sr. Sub. Nts., 6/15/05                                       505,625                         --
505,625
                                                                  ----------------------------------------------------------------
                                                                  2,169,509                    812,569                  2,982,078
------------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES & SERVICES - 0.4%

------------------------------------------------------------------------------------------------------------------
-------------
   Magellan Health Services, Inc., 11.25%
   Sr. Sub. Nts., Series A, 4/15/04                               1,095,000                         --
1,095,000

------------------------------------------------------------------------------------------------------------------
-------------
   Multicare Cos., Inc. (The), 12.50% Sr. Sub.
   Nts., 7/1/02                                                     383,813                         --                    383,813
                                                                  ----------------------------------------------------------------
                                                                  1,478,813                         --                  1,478,813
------------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS - 0.3%

------------------------------------------------------------------------------------------------------------------
-------------
   Coleman Holdings, Inc., Zero Coupon Sr.
   Sec. Disc. Nts., Series B, 12.09%, 5/27/98     (6)               855,000                         --
  855,000

------------------------------------------------------------------------------------------------------------------
-------------
   Fletcher Challenge Industries Ltd., 10%
   Cv. Sub. Unsec. Nts., 4/30/05                  NZD                    --                     50,290
50,290
                                                                  ----------------------------------------------------------------
                                                                    855,000                     50,290                    905,290
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY - 1.4%
------------------------------------------------------------------------------------------------------------------
----------------
ENERGY SERVICES & PRODUCERS - 1.4%

------------------------------------------------------------------------------------------------------------------
-------------
   Global Marine, Inc., 12.75% Sr. Sec. Nts.,
   12/15/99                                                         434,000                         --                    434,000

------------------------------------------------------------------------------------------------------------------
-------------
   J. Ray McDermott SA, 9.375% Sr. Sub.
   Bonds, 7/15/06                                                 1,022,500                         --                  1,022,500

------------------------------------------------------------------------------------------------------------------
-------------
   Maxus Energy Corp., 11.50% Debs.,
   11/15/15                                                       1,045,000                         --                  1,045,000

------------------------------------------------------------------------------------------------------------------
-------------
   Mesa Operating Co., 10.625% Gtd. Sr.
   Sub. Nts., 7/1/06                                              1,056,250                         --                  1,056,250

------------------------------------------------------------------------------------------------------------------
-------------
   TransTexas Gas Corp., 11.50% Sr. Sec.
   Gtd. Nts., 6/15/02                                             1,065,000                         --                  1,065,000

------------------------------------------------------------------------------------------------------------------
-------------
   Triton Energy Corp., Zero Coupon Sr. Sub.
   Disc. Nts., 10.394%, 11/1/97                        (6)               --                    371,000
371,000

------------------------------------------------------------------------------------------------------------------
-------------


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
FINANCIAL - 0.8%
------------------------------------------------------------------------------------------------------------------
------
BANKS - 0.0%

---------------------------------------------------------------------------------------------------------------------
   Banco Bamerindus do Brasil SA,
   10.50% Debs., 6/23/97                                           --                 25,000                 25,000

---------------------------------------------------------------------------------------------------------------------
   Siam City Bank Co. Ltd., Zero Coupon
   Debs., 11.084%, 10/31/96                  (2)(6)THB             --              2,000,000              2,000,000

------------------------------------------------------------------------------------------------------------------
------
DIVERSIFIED FINANCIAL - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Banco del Atlantico SA, 7.875%
   Eurobonds, 11/5/98                                              --                 50,000                 50,000

---------------------------------------------------------------------------------------------------------------------
   GPA Delaware, Inc., 8.75% Gtd. Nts.,
   12/15/98                                                 1,250,000                     --              1,250,000

------------------------------------------------------------------------------------------------------------------
------
INSURANCE - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Conseco, Inc., 8.125% Sr. Nts., 2/15/03                  1,000,000                     --              1,000,000

---------------------------------------------------------------------------------------------------------------------
   Life Partners Group, Inc., 12.75% Sr.
   Sub. Nts., 7/15/02                        (11)                  --                300,000                300,000

------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL - 1.0%
------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL MATERIALS - 0.3%

---------------------------------------------------------------------------------------------------------------------
   Owens-Illinois, Inc.:
   10% Sr. Sub. Nts., 8/1/02                                  500,000                     --                500,000
   11% Sr. Debs., 12/1/03                                     650,000                     --                650,000

------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL SERVICES - 0.5%

---------------------------------------------------------------------------------------------------------------------
   EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03              1,000,000                200,000
1,200,000

---------------------------------------------------------------------------------------------------------------------
   Grupo Elektra SA de CV, 12.75% Sr.
   Nts., 5/15/01                             (12)                  --                500,000                500,000

------------------------------------------------------------------------------------------------------------------
------
TRANSPORTATION - 0.2%

---------------------------------------------------------------------------------------------------------------------
   Transtar Holdings LP/Transtar Capital
   Corp., 0%/13.375% Sr. Disc. Nts.,
   Series B, 12/15/03                        (9)                   --                500,000                500,000

---------------------------------------------------------------------------------------------------------------------
   Tribasa Toll Road Trust, 10.50% Nts.,
   Series 1993-A, 12/1/11                    (5)                   --                500,000                500,000

------------------------------------------------------------------------------------------------------------------
------
TECHNOLOGY - 1.4%
------------------------------------------------------------------------------------------------------------------
------
AEROSPACE/DEFENSE - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Communications & Power Industries, Inc.,
   12% Sr. Sub. Nts., Series B, 8/1/05                      1,000,000                     --              1,000,000

---------------------------------------------------------------------------------------------------------------------
   Unisys Corp., 15% Credit Sensitive Nts.,
   7/1/97                                    (4)              200,000                     --                200,000

------------------------------------------------------------------------------------------------------------------
------
TELECOMMUNICATIONS-TECHNOLOGY - 1.0%

---------------------------------------------------------------------------------------------------------------------
   Call-Net Enterprises, Inc., 0%/13.25%

                                                                                       MARKET VALUE
                                                          --------------------------------------------------------------
                                                          Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                          Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
                                                           4,622,750               371,000               4,993,750
------------------------------------------------------------------------------------------------------------------
------
FINANCIAL - 0.8%
------------------------------------------------------------------------------------------------------------------
------
BANKS - 0.0%

---------------------------------------------------------------------------------------------------------------------
   Banco Bamerindus do Brasil SA,
   10.50% Debs., 6/23/97                                           --                24,687                  24,687

---------------------------------------------------------------------------------------------------------------------
   Siam City Bank Co. Ltd., Zero Coupon
   Debs., 11.084%, 10/31/96                  (2)(6)THB             --                77,981                  77,981
                                                          --------------------------------------------------------------
                                                                   --               102,668                 102,668
------------------------------------------------------------------------------------------------------------------
------
DIVERSIFIED FINANCIAL - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Banco del Atlantico SA, 7.875%
   Eurobonds, 11/5/98                                              --                48,875                  48,875

---------------------------------------------------------------------------------------------------------------------
   GPA Delaware, Inc., 8.75% Gtd. Nts.,
   12/15/98                                                 1,262,500                    --               1,262,500
                                                           -------------------------------------------------------------
                                                            1,262,500                48,875               1,311,375
------------------------------------------------------------------------------------------------------------------
------
INSURANCE - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Conseco, Inc., 8.125% Sr. Nts., 2/15/03                  1,023,948                   --                1,023,948

---------------------------------------------------------------------------------------------------------------------
   Life Partners Group, Inc., 12.75% Sr.
   Sub. Nts., 7/15/02                        (11)                 --                328,125                 328,125
                                                            ------------------------------------------------------------
                                                            1,023,948               328,125               1,352,073
------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL - 1.0%
------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL MATERIALS - 0.3%

---------------------------------------------------------------------------------------------------------------------
   Owens-Illinois, Inc.:
   10% Sr. Sub. Nts., 8/1/02                                  521,250                   --                  521,250
   11% Sr. Debs., 12/1/03                                     713,375                   --                  713,375
                                                            ------------------------------------------------------------
                                                            1,234,625                   --                1,234,625
------------------------------------------------------------------------------------------------------------------
------
INDUSTRIAL SERVICES - 0.5%

---------------------------------------------------------------------------------------------------------------------
   EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                955,000              191,000
1,146,000

---------------------------------------------------------------------------------------------------------------------
   Grupo Elektra SA de CV, 12.75% Sr.
   Nts., 5/15/01                             (12)                  --              525,000                  525,000
                                                            ------------------------------------------------------------
                                                              955,000              716,000                1,671,000
------------------------------------------------------------------------------------------------------------------
------
TRANSPORTATION - 0.2%

---------------------------------------------------------------------------------------------------------------------
   Transtar Holdings LP/Transtar Capital
   Corp., 0%/13.375% Sr. Disc. Nts.,
   Series B, 12/15/03 (9)                    (a)                   --              378,125                  378,125

---------------------------------------------------------------------------------------------------------------------
   Tribasa Toll Road Trust, 10.50% Nts.,
   Series 1993-A, 12/1/11                    (5)                   --              402,500                  402,500
                                                            ------------------------------------------------------------

                                                                   --              780,625                  780,625
------------------------------------------------------------------------------------------------------------------
------
TECHNOLOGY - 1.4%
------------------------------------------------------------------------------------------------------------------
------
AEROSPACE/DEFENSE - 0.4%

---------------------------------------------------------------------------------------------------------------------
   Communications & Power Industries, Inc.,
   12% Sr. Sub. Nts., Series B, 8/1/05                      1,092,500                   --                1,092,500

---------------------------------------------------------------------------------------------------------------------
   Unisys Corp., 15% Credit Sensitive Nts.
   7/1/97                                    (4)              212,000                   --                  212,000
                                                            ------------------------------------------------------------

                                                            1,304,500                   --                1,304,500
------------------------------------------------------------------------------------------------------------------
------
TELECOMMUNICATIONS-TECHNOLOGY - 1.0%

---------------------------------------------------------------------------------------------------------------------
   Call-Net Enterprises, Inc., 0%/13.25%


<PG$PCN>

                                                                                       MARKET VALUE
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------
   Sr. Disc. Nts., 12/1/04                             (9)                     --                 200,000                 200,000

------------------------------------------------------------------------------------------------------------------
-------------
   Celcaribe SA, 0%/13.50% Sr. Sec. Nts.,
   3/15/04                                          (5)(9)                     --                 350,000                 350,000

------------------------------------------------------------------------------------------------------------------
-------------
   Cellular Communications International,
   Inc., Zero Coupon Sr. Disc. Nts., 12.323%,
   8/15/00                                             (6)                     --                 600,000                 600,000

------------------------------------------------------------------------------------------------------------------
-------------
   Comunicacion Celular SA, 0%/13.125%
   Sr. Deferred Coupon Bonds, 11/15/03                 (9)                     --                 300,000
  300,000

------------------------------------------------------------------------------------------------------------------
-------------
   Hyperion Telecommunications, Inc.:
   0%/13% Sr. Disc. Nts., Series B, 4/15/03        (9)(12)                500,000                      --
    500,000
   0%/13% Sr. Disc. Nts., 4/15/03                  (9)(12)                     --                 400,000
400,000

------------------------------------------------------------------------------------------------------------------
-------------
   IntelCom Group (USA), Inc.:
   0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06               (9)                     --                 270,000
 270,000
   0%/13.50% Sr. Disc. Nts., 9/15/05                   (9)                     --                 100,000
100,000

------------------------------------------------------------------------------------------------------------------
-------------
   Omnipoint Corp., 11.625% Sr. Nts., 8/15/06         (12)                     --                 300,000
      300,000

------------------------------------------------------------------------------------------------------------------
-------------
   ORBCOMM Global LP/ORBCOMM Global
   Capital Corp., 14% Sr. Nts., 8/15/04               (12)                     --                 155,000
155,000

------------------------------------------------------------------------------------------------------------------
-------------
   PriCellular Wireless Corp., 0%/12.25%
   Sr. Sub. Disc. Nts., 10/1/03                        (9)              1,000,000                      --
1,000,000

------------------------------------------------------------------------------------------------------------------
-------------
   PriCellular Wireless Corp., 0%/14% Sr.
   Sub. Disc. Nts., 11/15/01                           (9)                     --                 500,000
500,000

------------------------------------------------------------------------------------------------------------------
-------------
   Teleport Communications Group, Inc.,
   0%/11.125% Sr. Disc. Nts., 7/1/07                   (9)                     --                 400,000
400,000

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES - 1.0%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES - 0.8%

------------------------------------------------------------------------------------------------------------------
-------------
   CalEnergy Co., Inc., 0%/10.25% Sr. Disc.
   Nts., 1/15/04                                       (9)                     --                 450,000                 450,000

------------------------------------------------------------------------------------------------------------------
-------------
   El Paso Electric Co., 9.40% First Mtg.
   Bonds, Series E, 5/1/11                                                     --                 250,000                 250,000

------------------------------------------------------------------------------------------------------------------
-------------
   First PV Funding Corp., 10.15% Lease
   Obligation Bonds, Series 1986B, 1/15/16                              1,000,000                 300,000
     1,300,000

------------------------------------------------------------------------------------------------------------------
-------------
   New Zealand Electric Corp., 10% Debs.,
   10/15/01                                            NZD                     --                 330,000                 330,000

------------------------------------------------------------------------------------------------------------------
-------------
   Subic Power Corp.:
   9.50% Sr. Sec. Nts., 12/28/08                                               --                 431,034
431,034
   9.50% Sr. Sec. Nts., 12/28/08                       (12)                    --                  86,206
86,206

------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES - 0.2%

------------------------------------------------------------------------------------------------------------------
-------------
   Western Wireless Corp., 10.50% Sr.
   Sub. Nts., 6/1/06                                                      750,000                      --                 750,000

   Total Non-Convertible Corporate Bonds and Notes (Cost
     $35,105,263, Cost $12,668,769, Combined $47,774,032)

------------------------------------------------------------------------------------------------------------------
----------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.5%
------------------------------------------------------------------------------------------------------------------
----------------
   Banco de Colombia, 5.20% Cv. Jr.

                                                                                       MARKET VALUE
                                                              --------------------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
----------------
   Sr. Disc. Nts., 12/1/04                             (9)                     --                 156,500                 156,500

------------------------------------------------------------------------------------------------------------------
-------------
   Celcaribe SA, 0%/13.50% Sr. Sec. Nts.,
   3/15/04                                          (5)(9)                     --                 282,625                 282,625

------------------------------------------------------------------------------------------------------------------
-------------
   Cellular Communications International,
   Inc., Zero Coupon Sr. Disc. Nts., 12.323%,
   8/15/00                                             (6)                     --                 382,500                 382,500

------------------------------------------------------------------------------------------------------------------
-------------
   Comunicacion Celular SA, 0%/13.125%
   Sr. Deferred Coupon Bonds, 11/15/03                 (9)                     --                 186,000
  186,000

------------------------------------------------------------------------------------------------------------------
-------------
   Hyperion Telecommunications, Inc.:
   0%/13% Sr. Disc. Nts., Series B, 4/15/03         (9)(12)               307,500                      --
    307,500
   0%/13% Sr. Disc. Nts., 4/15/03                   (9)(12)                    --                 246,000
246,000

------------------------------------------------------------------------------------------------------------------
-------------
   IntelCom Group (USA), Inc.:
   0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06                (9)                    --                 168,075
 168,075
   0%/13.50% Sr. Disc. Nts., 9/15/05                    (9)                    --                  67,375
67,375

------------------------------------------------------------------------------------------------------------------
-------------
   Omnipoint Corp., 11.625% Sr. Nts., 8/15/06          (12)                    --                 314,250
      314,250

------------------------------------------------------------------------------------------------------------------
-------------
   ORBCOMM Global LP/ORBCOMM Global
   Capital Corp., 14% Sr. Nts., 8/15/04                (12)                    --                 160,037
160,037

------------------------------------------------------------------------------------------------------------------
-------------
   PriCellular Wireless Corp., 0%/12.25%
   Sr. Sub. Disc. Nts., 10/1/03                         (9)               815,000                      --
815,000

------------------------------------------------------------------------------------------------------------------
-------------
   PriCellular Wireless Corp., 0%/14% Sr.
   Sub. Disc. Nts., 11/15/01                            (9)                    --                 471,250
471,250

------------------------------------------------------------------------------------------------------------------
-------------
   Teleport Communications Group, Inc.,
   0%/11.125% Sr. Disc. Nts., 7/1/07                    (9)                    --                 258,000
258,000
                                                                        ----------------------------------------------------------
                                                                        1,122,500               2,692,612               3,815,112
                                                                        ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
----------------
UTILITIES - 1.0%
------------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES - 0.8%

------------------------------------------------------------------------------------------------------------------
-------------
   CalEnergy Co., Inc., 0%/10.25% Sr. Disc.
   Nts., 1/15/04                                        (9)                    --                 460,125                 460,125

------------------------------------------------------------------------------------------------------------------
-------------
   El Paso Electric Co., 9.40% First Mtg.
   Bonds, Series E, 5/1/11                                                     --                 258,750                 258,750

------------------------------------------------------------------------------------------------------------------
-------------
   First PV Funding Corp., 10.15% Lease
   Obligation Bonds, Series 1986B, 1/15/16                              1,057,500                 317,250
     1,374,750

------------------------------------------------------------------------------------------------------------------
-------------
   New Zealand Electric Corp., 10% Debs.,
   10/15/01                                             NZD                    --                 245,092                 245,092

------------------------------------------------------------------------------------------------------------------
-------------
   Subic Power Corp.:
   9.50% Sr. Sec. Nts., 12/28/08                                               --                 431,573
431,573
   9.50% Sr. Sec. Nts., 12/28/08                       (12)                    --                  86,315
86,315
                                                                        ----------------------------------------------------------
                                                                        1,057,500               1,799,105               2,856,605
------------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES - 0.2%

------------------------------------------------------------------------------------------------------------------
-------------
   Western Wireless Corp., 10.50% Sr.
   Sub. Nts., 6/1/06                                                      770,625                      --                 770,625
                                                                        ----------------------------------------------------------
   Total Non-Convertible Corporate Bonds and Notes (Cost
     $35,105,263, Cost $12,668,769, Combined $47,774,032)              36,164,193
13,153,611              49,317,804
------------------------------------------------------------------------------------------------------------------
----------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.5%
------------------------------------------------------------------------------------------------------------------
----------------
   Banco de Colombia, 5.20% Cv. Jr


<PG$PCN>

                                                                                       FACE AMOUNT (1)
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
Sub. Unsec. Nts., 2/1/99                                               --                 50,000                 50,000
------------------------------------------------------------------------------------------------------------------
------
Capstone Capital Corp., 10.50% Cv.
Sub. Debs., 4/1/02                                                     --                190,000                190,000
------------------------------------------------------------------------------------------------------------------
------
MEDIQ, Inc., 7.50% Exchangeable Sub.
Debs., 7/15/03                                                  1,650,000                     --              1,650,000
------------------------------------------------------------------------------------------------------------------
------
Protection One Alarm Monitoring, Inc.,
6.75% Cv. Sr. Sub. Nts., 9/15/03                                       --                110,000                110,000

Total Convertible Corporate Bonds and Notes  (Cost
  $1,552,096, Cost, $344,794, Combined $1,896,890)

                                                                                       MARKET VALUE
                                                              ----------------------------------------------------------
                                                              Opp. Multiple           Opp. Stategic Income    Pro Forma
                                                              Strategies Fund         & Growth Fund           Combined
------------------------------------------------------------------------------------------------------------------
------
Sub. Unsec. Nts., 2/1/99                                               --                 46,500                 46,500
------------------------------------------------------------------------------------------------------------------
------
Capstone Capital Corp., 10.50% Cv.
Sub. Debs., 4/1/02                                                     --                247,475                247,475
------------------------------------------------------------------------------------------------------------------
------
MEDIQ, Inc., 7.50% Exchangeable Sub.
Debs., 7/15/03                                                  1,476,750                     --              1,476,750
------------------------------------------------------------------------------------------------------------------
------
Protection One Alarm Monitoring, Inc.,
6.75% Cv. Sr. Sub. Nts., 9/15/03                                       --                108,144                108,144

Total Convertible Corporate Bonds and Notes  (Cost
  $1,552,096, Cost, $344,794, Combined $1,896,890)              1,476,750                402,119
   1,878,869

                                                                 SHARES
-----------------------------------------------------------------------------------------
COMMON STOCKS - 48.9%
-----------------------------------------------------------------------------------------
BASIC MATERIALS - 2.5%
-----------------------------------------------------------------------------------------
CHEMICALS - 1.6%
   --------------------------------------------------------------------------------------
   Agrium, Inc.                                          80,000           --       80,000
   --------------------------------------------------------------------------------------
   Bayer AG, Sponsored ADR                               90,000           --       90,000
   --------------------------------------------------------------------------------------
   Morton International, Inc.                                --       24,000       24,000
   --------------------------------------------------------------------------------------
   Union Carbide Corp.                                       --       18,000       18,000

-----------------------------------------------------------------------------------------
METALS - 0.4%
   --------------------------------------------------------------------------------------
   Brush Wellman, Inc.                                   72,300           --       72,300
-----------------------------------------------------------------------------------------
PAPER - 0.5%
   --------------------------------------------------------------------------------------
   Aracruz Celulose SA, Sponsored ADR, Cl. B             99,000           --       99,000
   --------------------------------------------------------------------------------------
   Stone Container Corp.                                 54,200           --       54,200

-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 8.7%
-----------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.0%
   --------------------------------------------------------------------------------------
   Capstone Capital Corp.                                    --          260          260
   --------------------------------------------------------------------------------------
   Duracell International, Inc.                          16,000           --       16,000
   --------------------------------------------------------------------------------------
   Fleetwood Enterprises, Inc.                               --       42,000       42,000
   --------------------------------------------------------------------------------------
   General Motors Corp.                                  18,000           --       18,000
   --------------------------------------------------------------------------------------
   IRSA Inversiones y Representaciones, SA              193,056           --      193,056

-----------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.6%
   --------------------------------------------------------------------------------------
   Alaska Air Group, Inc.                    (13)        77,000           --       77,000
   --------------------------------------------------------------------------------------
   AMR Corp.                                 (13)(14)    17,600       22,000       39,600
   --------------------------------------------------------------------------------------
   Carnival Corp., Cl. A                                 43,800           --       43,800
   --------------------------------------------------------------------------------------
   Circus Circus Enterprises, Inc.           (13)        18,000           --       18,000
   --------------------------------------------------------------------------------------
   Cracker Barrel Old Country Store, Inc.                55,300           --       55,300
   --------------------------------------------------------------------------------------
   Delta Air Lines, Inc.                                     --       16,000       16,000
   --------------------------------------------------------------------------------------
   Eastman Kodak Co.                                     22,000           --       22,000
   --------------------------------------------------------------------------------------
   International Game Technology                         68,000           --       68,000
   --------------------------------------------------------------------------------------
   King World Productions, Inc.              (13)        27,000           --       27,000
   --------------------------------------------------------------------------------------
   Mattel, Inc.                                          39,437           --       39,437
   --------------------------------------------------------------------------------------
   Outback Steakhouse, Inc.                  (13)         2,400           --        2,400
   --------------------------------------------------------------------------------------
   Shangri-La Asia Ltd.                                 550,000           --      550,000

                                                                 SHARES
---------------------------------------------------------------------------------------------
COMMON STOCKS - 48.9%
---------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.5%
---------------------------------------------------------------------------------------------
CHEMICALS - 1.6%
   ------------------------------------------------------------------------------------------
   Agrium, Inc.                                           1,086,250           --    1,086,250
   ------------------------------------------------------------------------------------------
   Bayer AG, Sponsored ADR                                3,304,341           --    3,304,341
   ------------------------------------------------------------------------------------------
   Morton International, Inc.                                    --      954,000      954,000
   ------------------------------------------------------------------------------------------
   Union Carbide Corp.                                           --      821,250      821,250
                                                     ----------------------------------------
                                                          4,390,591    1,775,250    6,165,841
---------------------------------------------------------------------------------------------
METALS - 0.4%
   ------------------------------------------------------------------------------------------
   Brush Wellman, Inc.                                    1,391,775           --    1,391,775
---------------------------------------------------------------------------------------------
PAPER - 0.5%
   ------------------------------------------------------------------------------------------
   Aracruz Celulose SA, Sponsored ADR, Cl. B                866,250           --      866,250
   ------------------------------------------------------------------------------------------
   Stone Container Corp.                                    846,875           --      846,875
                                                     ----------------------------------------
                                                          1,713,125           --    1,713,125
---------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 8.7%
---------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.0%
   ------------------------------------------------------------------------------------------
   Capstone Capital Corp.                                        --        5,460        5,460
   ------------------------------------------------------------------------------------------
   Duracell International, Inc.                           1,026,000           --    1,026,000
   ------------------------------------------------------------------------------------------
   Fleetwood Enterprises, Inc.                                   --    1,291,500    1,291,500
   ------------------------------------------------------------------------------------------
   General Motors Corp.                                     864,000           --      864,000
   ------------------------------------------------------------------------------------------
   IRSA Inversiones y Representaciones, SA                  563,796           --      563,796
                                                     ----------------------------------------
                                                          2,453,796    1,296,960    3,750,756
---------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.6%
   ------------------------------------------------------------------------------------------
   Alaska Air Group, Inc.                    (13)         1,645,875           --    1,645,875
   ------------------------------------------------------------------------------------------
   AMR Corp.                                 (13)(14)     1,401,400    1,751,750    3,153,150
   ------------------------------------------------------------------------------------------
   Carnival Corp., Cl. A                                  1,357,800           --    1,357,800
   ------------------------------------------------------------------------------------------
   Circus Circus Enterprises, Inc.           (13)           636,750           --      636,750
   ------------------------------------------------------------------------------------------
   Cracker Barrel Old Country Store, Inc.                 1,251,162           --    1,251,162
   ------------------------------------------------------------------------------------------
   Delta Air Lines, Inc.                                         --    1,152,000    1,152,000
   ------------------------------------------------------------------------------------------
   Eastman Kodak Co.                                      1,727,000           --    1,727,000
   ------------------------------------------------------------------------------------------
   International Game Technology                          1,394,000           --    1,394,000
   ------------------------------------------------------------------------------------------
   King World Productions, Inc.              (13)           995,625           --      995,625
   ------------------------------------------------------------------------------------------
   Mattel, Inc.                                           1,020,432           --    1,020,432
   ------------------------------------------------------------------------------------------
   Outback Steakhouse, Inc.                  (13)            57,900           --       57,900
   ------------------------------------------------------------------------------------------
   Shangri-La Asia Ltd.                                     732,573           --      732,573

<PG$PCN>

                                                                 SHARES
------------------------------------------------------------------------------------------
   Shimano, Inc.                                        54,000            --        54,000
   ---------------------------------------------------------------------------------------
   U S West Media Group                      (13)       47,000            --        47,000

------------------------------------------------------------------------------------------
MEDIA - 1.3%
   ---------------------------------------------------------------------------------------
   Comcast Corp., Cl. A Special                        112,800            --       112,800
   ---------------------------------------------------------------------------------------
   Dow Jones & Co., Inc.                                21,000            --        21,000
   ---------------------------------------------------------------------------------------
   EchoStar Communications Corp., Cl. A      (13)           --           900           900
   ---------------------------------------------------------------------------------------
   South China Morning Post Holdings Ltd.            1,440,000            --     1,440,000
   ---------------------------------------------------------------------------------------
   Time Warner, Inc.                                    30,000            --        30,000

------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.3%
   ---------------------------------------------------------------------------------------
   Cone Mills Corp.                          (13)      161,500            --       161,500
   ---------------------------------------------------------------------------------------
   Donna Karan International, Inc.           (13)       44,500            --        44,500
   ---------------------------------------------------------------------------------------
   Price/Costco, Inc.                        (13)       54,300            --        54,300
   ---------------------------------------------------------------------------------------
   Russell Corp.                                            --        36,000        36,000

------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.5%
   ---------------------------------------------------------------------------------------
   Gymboree Corp.                        (13)(14)       33,000            --        33,000
   ---------------------------------------------------------------------------------------
   Toys 'R' Us, Inc.                     (13)(14)       32,600            --        32,600

------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 8.2%
------------------------------------------------------------------------------------------
BEVERAGES - 0.5%
   ---------------------------------------------------------------------------------------
   Guinness PLC                                        144,000            --       144,000
   ---------------------------------------------------------------------------------------
   PepsiCo, Inc.                                            --        26,000        26,000
   ---------------------------------------------------------------------------------------
   Whitman Corp.                                        11,500            --        11,500

------------------------------------------------------------------------------------------
FOOD - 1.1%
   ---------------------------------------------------------------------------------------
   Chiquita Brands International, Inc.                  45,000            --        45,000
   ---------------------------------------------------------------------------------------
   Groupe Danone                                         3,707            --         3,707
   ---------------------------------------------------------------------------------------
   IBP, Inc.                                 (14)       27,000            --        27,000
   ---------------------------------------------------------------------------------------
   Nestle SA, Sponsored ADR                             20,000            --        20,000
   ---------------------------------------------------------------------------------------
   Sara Lee Corp.                                       30,000            --        30,000

------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.7%
   ---------------------------------------------------------------------------------------
   Abbott Laboratories                                  20,000            --        20,000
   ---------------------------------------------------------------------------------------
   American Home Products Corp.                         15,400            --        15,400
   ---------------------------------------------------------------------------------------
   Astra AB Free, Series A                              23,000            --        23,000
   ---------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                  (14)       21,400            --        21,400
   ---------------------------------------------------------------------------------------
   Ciba-Geigy AG                                         2,275            --         2,275
   ---------------------------------------------------------------------------------------
   Genzyme Corp.                             (13)       42,000            --        42,000
   ---------------------------------------------------------------------------------------
   Johnson & Johnson                                    36,800        22,000        58,800
   ---------------------------------------------------------------------------------------
   Mylan Laboratories, Inc.                             45,800            --        45,800
   ---------------------------------------------------------------------------------------
   SmithKline Beecham PLC, ADR                          16,000            --        16,000

------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.1%
   ---------------------------------------------------------------------------------------
   Manor Care, Inc.                          (14)       21,600            --        21,600

                                                                 SHARES
-------------------------------------------------------------------------------------------
   Shimano, Inc.                                      1,003,636            --     1,003,636
   ----------------------------------------------------------------------------------------
   U S West Media Group                      (13)       793,125            --       793,125
                                                   ----------------------------------------
                                                     14,017,278     2,903,750    16,921,028
-------------------------------------------------------------------------------------------
MEDIA - 1.3%
   ----------------------------------------------------------------------------------------
   Comcast Corp., Cl. A Special                       1,734,300            --     1,734,300
   ----------------------------------------------------------------------------------------
   Dow Jones & Co., Inc.                                777,000            --       777,000
   ----------------------------------------------------------------------------------------
   EchoStar Communications Corp., Cl. A      (13)            --        24,525        24,525
   ----------------------------------------------------------------------------------------
   South China Morning Post Holdings Ltd.             1,070,733            --     1,070,733
   ----------------------------------------------------------------------------------------
   Time Warner, Inc.                                  1,158,750            --     1,158,750
                                                   ----------------------------------------
                                                      4,740,783        24,525     4,765,308
-------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.3%
   ----------------------------------------------------------------------------------------
   Cone Mills Corp.                          (13)     1,271,812            --     1,271,812
   ----------------------------------------------------------------------------------------
   Donna Karan International, Inc.           (13)     1,017,937            --     1,017,937
   ----------------------------------------------------------------------------------------
   Price/Costco, Inc.                        (13)     1,113,150            --     1,113,150
   ----------------------------------------------------------------------------------------
   Russell Corp.                                             --     1,161,000     1,161,000
                                                   ----------------------------------------
                                                      3,402,899     1,161,000     4,563,899
-------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.5%
   ----------------------------------------------------------------------------------------
   Gymboree Corp.                        (13)(14)     1,002,375            --     1,002,375
   ----------------------------------------------------------------------------------------
   Toys 'R' Us, Inc.                     (13)(14)       949,475            --       949,475
                                                   ----------------------------------------
                                                      1,951,850            --     1,951,850
-------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 8.2%
-------------------------------------------------------------------------------------------
BEVERAGES - 0.5%
   ----------------------------------------------------------------------------------------
   Guinness PLC                                       1,029,967            --     1,029,967
   ----------------------------------------------------------------------------------------
   PepsiCo, Inc.                                             --       734,500       734,500
   ----------------------------------------------------------------------------------------
   Whitman Corp.                                        265,938            --       265,938
                                                   ----------------------------------------
                                                      1,295,905       734,500     2,030,405
-------------------------------------------------------------------------------------------
FOOD - 1.1%
   ----------------------------------------------------------------------------------------
   Chiquita Brands International, Inc.                  551,250            --       551,250
   ----------------------------------------------------------------------------------------
   Groupe Danone                                        541,550            --       541,550
   ----------------------------------------------------------------------------------------
   IBP, Inc.                                 (14)       627,750            --       627,750
   ----------------------------------------------------------------------------------------
   Nestle SA, Sponsored ADR                           1,115,232            --     1,115,232
   ----------------------------------------------------------------------------------------
   Sara Lee Corp.                                     1,072,500            --     1,072,500
                                                   ----------------------------------------
                                                      3,908,282            --     3,908,282
-------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.7%
   ----------------------------------------------------------------------------------------
   Abbott Laboratories                                  985,000            --       985,000
   ----------------------------------------------------------------------------------------
   American Home Products Corp.                         981,750            --       981,750
   ----------------------------------------------------------------------------------------
   Astra AB Free, Series A                              971,240            --       971,240
   ----------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                  (14)     2,062,425            --     2,062,425
   ----------------------------------------------------------------------------------------
   Ciba-Geigy AG                                      2,911,013            --     2,911,013
   ----------------------------------------------------------------------------------------
   Genzyme Corp.                             (13)     1,071,000            --     1,071,000
   ----------------------------------------------------------------------------------------
   Johnson & Johnson                                  1,886,000     1,127,500     3,013,500
   ----------------------------------------------------------------------------------------
   Mylan Laboratories, Inc.                             784,325            --       784,325
   ----------------------------------------------------------------------------------------
   SmithKline Beecham PLC, ADR                          974,000            --       974,000
                                                   ----------------------------------------
                                                     12,626,753     1,127,500    13,754,253
-------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.1%
   ----------------------------------------------------------------------------------------
   Manor Care, Inc.                          (14)       828,900            --       828,900

<PG$PCN>

                                                                 SHARES
-----------------------------------------------------------------------------------------
   Medtronic, Inc.                      (14)          19,800            --        19,800
   --------------------------------------------------------------------------------------
   Nellcor Puritan Bennett, Inc.        (13)          36,000            --        36,000
   --------------------------------------------------------------------------------------
   WellPoint Health Networks, Inc.      (13)          30,009            --        30,009

-----------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
   --------------------------------------------------------------------------------------
   Kimberly-Clark Corp.                                9,800            --         9,800
   --------------------------------------------------------------------------------------
   Procter & Gamble Co.                               12,000            --        12,000
   --------------------------------------------------------------------------------------
   Wella AG                                            1,350            --         1,350

-----------------------------------------------------------------------------------------
TOBACCO - 1.0%
   --------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                           20,600        11,000        31,600
   --------------------------------------------------------------------------------------
   UST, Inc.                                              --        31,000        31,000

-----------------------------------------------------------------------------------------
ENERGY - 3.8%
-----------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.6%
   --------------------------------------------------------------------------------------
   Kerr-McGee Corp.                                    9,000            --         9,000
   --------------------------------------------------------------------------------------
   Landmark Graphics Corp.              (13)          28,600            --        28,600
   --------------------------------------------------------------------------------------
   Weatherford Enterra, Inc.            (13)          27,000            --        27,000

-----------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.2%
   --------------------------------------------------------------------------------------
   Atlantic Richfield Co.                             13,500            --        13,500
   --------------------------------------------------------------------------------------
   Enterprise Oil PLC                                 90,000            --        90,000
   --------------------------------------------------------------------------------------
   Louisiana Land & Exploration Co.                   12,000            --        12,000
   --------------------------------------------------------------------------------------
   Phillips Petroleum Co.                                 --        29,000        29,000
   --------------------------------------------------------------------------------------
   Royal Dutch Petroleum Co.                           6,300            --         6,300
   --------------------------------------------------------------------------------------
   Saga Petroleum AS, Cl. B                           63,000            --        63,000
   --------------------------------------------------------------------------------------
   Total SA, Sponsored ADR                            17,800            --        17,800
   --------------------------------------------------------------------------------------
   Unocal Corp.                                       50,000        35,000        85,000
   --------------------------------------------------------------------------------------
   USX-Marathon Group                                     --        57,000        57,000
   --------------------------------------------------------------------------------------
   YPF SA, Cl. D, ADR                                 35,000            --        35,000

-----------------------------------------------------------------------------------------
FINANCIAL - 9.7%
-----------------------------------------------------------------------------------------
BANKS - 4.9%
   --------------------------------------------------------------------------------------
   Akbank T.A.S                                    1,995,500            --     1,995,500
   --------------------------------------------------------------------------------------
   Banco Frances del Rio de la Plata SA               81,675            --        81,675
   --------------------------------------------------------------------------------------
   BankAmerica Corp.                                      --        15,000        15,000
   --------------------------------------------------------------------------------------
   Chase Manhattan Corp. (New)               (14)     90,000            --        90,000
   --------------------------------------------------------------------------------------
   Citicorp                                  (14)      9,900            --         9,900
   --------------------------------------------------------------------------------------
   Deutsche Bank, Sponsored ADR                       22,500            --        22,500
   --------------------------------------------------------------------------------------
   NationsBank Corp.                         (14)     65,200        14,000        79,200

-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.7%
   --------------------------------------------------------------------------------------
   American Express Co.                               29,000            --        29,000
   --------------------------------------------------------------------------------------
   Dean Witter, Discover & Co.                        14,000         3,000        17,000
   --------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.                    8,600        13,000        21,600
   --------------------------------------------------------------------------------------
   Federal National Mortgage Assn                         --        27,000        27,000

                                                                 SHARES
-----------------------------------------------------------------------------------------------
   Medtronic, Inc.                      (14)            1,269,675            --     1,269,675
   --------------------------------------------------------------------------------------------
   Nellcor Puritan Bennett, Inc.        (13)              792,000            --       792,000
   --------------------------------------------------------------------------------------------
   WellPoint Health Networks, Inc.      (13)              975,293            --       975,293
                                                     ------------------------------------------
                                                        3,865,868            --     3,865,868
-----------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
   --------------------------------------------------------------------------------------------
   Kimberly-Clark Corp.                                   863,625            --       863,625
   --------------------------------------------------------------------------------------------
   Procter & Gamble Co.                                 1,170,000            --     1,170,000
   --------------------------------------------------------------------------------------------
   Wella AG                                               812,515            --       812,515
                                                     ------------------------------------------
                                                        2,846,140            --     2,846,140
-----------------------------------------------------------------------------------------------
TOBACCO - 1.0%
   --------------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                             1,848,850       987,250     2,836,100
   --------------------------------------------------------------------------------------------
   UST, Inc.                                                   --       918,375       918,375
                                                     ------------------------------------------
                                                        1,848,850     1,905,625     3,754,475
-----------------------------------------------------------------------------------------------
ENERGY - 3.8%
-----------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.6%
   --------------------------------------------------------------------------------------------
   Kerr-McGee Corp.                                       547,875            --       547,875
   --------------------------------------------------------------------------------------------
   Landmark Graphics Corp.              (13)              840,125            --       840,125
   --------------------------------------------------------------------------------------------
   Weatherford Enterra, Inc.            (13)              739,125            --       739,125
                                                     ------------------------------------------
                                                        2,127,125            --     2,127,125
-----------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.2%
   --------------------------------------------------------------------------------------------
   Atlantic Richfield Co.                               1,721,250            --     1,721,250
   --------------------------------------------------------------------------------------------
   Enterprise Oil PLC                                     768,254            --       768,254
   --------------------------------------------------------------------------------------------
   Louisiana Land & Exploration Co.                       631,500            --       631,500
   --------------------------------------------------------------------------------------------
   Phillips Petroleum Co.                                      --     1,239,750     1,239,750
   --------------------------------------------------------------------------------------------
   Royal Dutch Petroleum Co.                              983,588            --       983,588
   --------------------------------------------------------------------------------------------
   Saga Petroleum AS, Cl. B                               925,397            --       925,397
   --------------------------------------------------------------------------------------------
   Total SA, Sponsored ADR                                696,425            --       696,425
   --------------------------------------------------------------------------------------------
   Unocal Corp.                                         1,800,000     1,260,000     3,060,000
   --------------------------------------------------------------------------------------------
   USX-Marathon Group                                          --     1,232,625     1,232,625
   --------------------------------------------------------------------------------------------
   YPF SA, Cl. D, ADR                                     800,625            --       800,625
                                                     ------------------------------------------
                                                        8,327,039     3,732,375    12,059,414
-----------------------------------------------------------------------------------------------
FINANCIAL - 9.7%
-----------------------------------------------------------------------------------------------
BANKS - 4.9%
   --------------------------------------------------------------------------------------------
   Akbank T.A.S                                    1,9    204,215            --       204,215
   --------------------------------------------------------------------------------------------
   Banco Frances del Rio de la Plata SA                   710,663            --       710,663
   --------------------------------------------------------------------------------------------
   BankAmerica Corp.                                           --     1,231,875     1,231,875
   --------------------------------------------------------------------------------------------
   Chase Manhattan Corp. (New)               (14)       7,211,250            --     7,211,250
   --------------------------------------------------------------------------------------------
   Citicorp                                  (14)         897,188            --       897,188
   --------------------------------------------------------------------------------------------
   Deutsche Bank, Sponsored ADR                         1,060,634            --     1,060,634
   --------------------------------------------------------------------------------------------
   NationsBank Corp.                         (14)       5,664,250     1,216,250     6,880,500
                                                     ------------------------------------------
                                                       15,748,200     2,448,125    18,196,325
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.7%
   --------------------------------------------------------------------------------------------
   American Express Co.                                 1,341,250            --     1,341,250
   --------------------------------------------------------------------------------------------
   Dean Witter, Discover & Co.                            770,000       165,000       935,000
   --------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.                       841,725     1,272,375     2,114,100
   --------------------------------------------------------------------------------------------
   Federal National Mortgage Assn                              --       941,625       941,625

<PG$PCN>

                                                                 SHARES
-------------------------------------------------------------------------------------------
   Green Tree Financial Corp.                              --        36,000        36,000
   ----------------------------------------------------------------------------------------
   Merrill Lynch & Co., Inc.                               --        19,000        19,000
   ----------------------------------------------------------------------------------------
   Morgan Stanley Group, Inc.                              --        10,000        10,000
   ----------------------------------------------------------------------------------------
   Salomon, Inc.                                           --        27,000        27,000

-------------------------------------------------------------------------------------------
INSURANCE - 2.1%
   ----------------------------------------------------------------------------------------
   ACE Ltd.                                            20,000            --        20,000
   ----------------------------------------------------------------------------------------
   American International Group, Inc. (14)              8,100            --         8,100
   ----------------------------------------------------------------------------------------
   American Re Corp. (14)                              36,000            --        36,000
   ----------------------------------------------------------------------------------------
   Cigna Corp.                                             --        10,000        10,000
   ----------------------------------------------------------------------------------------
   Loews Corp.                                             --        13,000        13,000
   ----------------------------------------------------------------------------------------
   Skandia Forsakrings AB                              27,000            --        27,000
   ----------------------------------------------------------------------------------------
   UNUM Corp.                                          12,000            --        12,000

-------------------------------------------------------------------------------------------
INDUSTRIAL - 4.2%
-------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
   ----------------------------------------------------------------------------------------
   General Electric Co.                                13,400            --        13,400
-------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.0%
   ----------------------------------------------------------------------------------------
   Equitable Bag, Inc. (5)(13)                             --         1,861         1,861
   ----------------------------------------------------------------------------------------
   Owens Corning                                       54,000            --        54,000
   ----------------------------------------------------------------------------------------
   Rubbermaid, Inc.                                    25,300            --        25,300
   ----------------------------------------------------------------------------------------
   Wolverine Tube, Inc. (13)                           23,500            --        23,500

-------------------------------------------------------------------------------------------
MANUFACTURING - 1.5%
   ----------------------------------------------------------------------------------------
   AGCO Corp.                                          32,400            --        32,400
   ----------------------------------------------------------------------------------------
   Dover Corp.                                             --         4,000         4,000
   ----------------------------------------------------------------------------------------
   Mannesmann AG                                        3,500            --         3,500
   ----------------------------------------------------------------------------------------
   Pacific Dunlop Ltd.                                333,000            --       333,000
   ----------------------------------------------------------------------------------------
   Tenneco, Inc.                                       38,000            --        38,000
   ----------------------------------------------------------------------------------------
   Westinghouse Air Brake Co.                          42,600            --        42,600

-------------------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
   ----------------------------------------------------------------------------------------
   Burlington Northern Santa Fe Corp.                  24,500            --        24,500
   ----------------------------------------------------------------------------------------
   Canadian National Railway Co.                       27,000            --        27,000
   ----------------------------------------------------------------------------------------
   CSX Corp.                                               --        24,000        24,000
   ----------------------------------------------------------------------------------------
   Stolt-Nielsen SA                                    58,200            --        58,200
   ----------------------------------------------------------------------------------------
   Stolt-Nielsen SA, Sponsored ADR                     25,650            --        25,650

-------------------------------------------------------------------------------------------
TECHNOLOGY - 10.0%
-------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
   ----------------------------------------------------------------------------------------
   Rockwell International Corp.                        15,000            --        15,000
-------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.3%
   ----------------------------------------------------------------------------------------
   Compaq Computer Corp. (13)                              --        18,000        18,000
   ----------------------------------------------------------------------------------------
   Data General Corp. (13)                                 --       110,000       110,000
   ----------------------------------------------------------------------------------------
   Digital Equipment Corp. (13)(14)                    17,000            --        17,000
   ----------------------------------------------------------------------------------------
   International Business Machines Corp.               12,300         9,000        21,300

                                                                 SHARES
-----------------------------------------------------------------------------------------------
   Green Tree Financial Corp.                                   --     1,413,000     1,413,000
   --------------------------------------------------------------------------------------------
   Merrill Lynch & Co., Inc.                                    --     1,246,875     1,246,875
   --------------------------------------------------------------------------------------------
   Morgan Stanley Group, Inc.                                   --       497,500       497,500
   --------------------------------------------------------------------------------------------
   Salomon, Inc.                                                --     1,231,875     1,231,875
                                                       ----------------------------------------
                                                         2,952,975     6,768,250     9,721,225
-----------------------------------------------------------------------------------------------
INSURANCE - 2.1%
   --------------------------------------------------------------------------------------------
   ACE Ltd.                                              1,057,500            --     1,057,500
   --------------------------------------------------------------------------------------------
   American International Group, Inc. (14)                 816,075            --       816,075
   --------------------------------------------------------------------------------------------
   American Re Corp. (14)                                2,286,000            --     2,286,000
   --------------------------------------------------------------------------------------------
   Cigna Corp.                                                  --     1,198,750     1,198,750
   --------------------------------------------------------------------------------------------
   Loews Corp.                                                  --     1,005,875     1,005,875
   --------------------------------------------------------------------------------------------
   Skandia Forsakrings AB                                  747,206            --       747,206
   --------------------------------------------------------------------------------------------
   UNUM Corp.                                              769,500            --       769,500
                                                       ----------------------------------------
                                                         5,676,281     2,204,625     7,880,906
-----------------------------------------------------------------------------------------------
INDUSTRIAL - 4.2%
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
   --------------------------------------------------------------------------------------------
   General Electric Co.                                  1,219,400            --     1,219,400
-----------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.0%
   --------------------------------------------------------------------------------------------
   Equitable Bag, Inc. (5)(13)                                  --         4,653         4,653
   --------------------------------------------------------------------------------------------
   Owens Corning                                         1,991,250            --     1,991,250
   --------------------------------------------------------------------------------------------
   Rubbermaid, Inc.                                        619,850            --       619,850
   --------------------------------------------------------------------------------------------
   Wolverine Tube, Inc. (13)                             1,010,500            --     1,010,500
                                                       ----------------------------------------
                                                         3,621,600         4,653     3,626,253
-----------------------------------------------------------------------------------------------
MANUFACTURING - 1.5%
   --------------------------------------------------------------------------------------------
   AGCO Corp.                                              826,200            --       826,200
   --------------------------------------------------------------------------------------------
   Dover Corp.                                                  --       191,000       191,000
   --------------------------------------------------------------------------------------------
   Mannesmann AG                                         1,312,100            --     1,312,100
   --------------------------------------------------------------------------------------------
   Pacific Dunlop Ltd.                                     690,320            --       690,320
   --------------------------------------------------------------------------------------------
   Tenneco, Inc.                                         1,904,750            --     1,904,750
   --------------------------------------------------------------------------------------------
   Westinghouse Air Brake Co.                              479,250            --       479,250
                                                       ----------------------------------------
                                                         5,212,620       191,000     5,403,620
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
   --------------------------------------------------------------------------------------------
   Burlington Northern Santa Fe Corp.                    2,067,188            --     2,067,188
   --------------------------------------------------------------------------------------------
   Canadian National Railway Co.                           554,949            --       554,949
   --------------------------------------------------------------------------------------------
   CSX Corp.                                                    --     1,212,000     1,212,000
   --------------------------------------------------------------------------------------------
   Stolt-Nielsen SA                                        909,375            --       909,375
   --------------------------------------------------------------------------------------------
   Stolt-Nielsen SA, Sponsored ADR                         400,781            --       400,781
                                                       ----------------------------------------
                                                         3,932,293     1,212,000     5,144,293
-----------------------------------------------------------------------------------------------
TECHNOLOGY - 10.0%
-----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
   --------------------------------------------------------------------------------------------
   Rockwell International Corp.                            845,625            --       845,625
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.3%
   --------------------------------------------------------------------------------------------
   Compaq Computer Corp. (13)                                   --     1,154,250     1,154,250
   --------------------------------------------------------------------------------------------
   Data General Corp. (13)                                      --     1,540,000     1,540,000
   --------------------------------------------------------------------------------------------
   Digital Equipment Corp. (13)(14)                        607,750            --       607,750
   --------------------------------------------------------------------------------------------
   International Business Machines Corp.                 1,531,350     1,120,500     2,651,850


<PG$PCN>

                                                                 SHARES
-------------------------------------------------------------------------------------------
   Moore Corp. Ltd.                                    40,000            --        40,000
   ----------------------------------------------------------------------------------------
   Xerox Corp.                               (14)      30,000            --        30,000

-------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.2%
   ----------------------------------------------------------------------------------------
   America Online, Inc.                      (13)      23,600            --        23,600
   ----------------------------------------------------------------------------------------
   Business Objects SA, Sponsored ADR        (13)      50,000            --        50,000
   ----------------------------------------------------------------------------------------
   Computer Associates International, Inc.   (14)      54,300            --        54,300
   ----------------------------------------------------------------------------------------
   Electronic Arts, Inc.                 (13)(14)      38,500            --        38,500
   ----------------------------------------------------------------------------------------
   Microsoft Corp.                       (13)(14)       6,700            --         6,700
   ----------------------------------------------------------------------------------------
   Nintendo Co. Ltd.                                   31,500            --        31,500
   ----------------------------------------------------------------------------------------
   Novell, Inc.                              (13)      97,000            --        97,000
   ----------------------------------------------------------------------------------------
   Sybase, Inc.                              (13)      32,000            --        32,000
   ----------------------------------------------------------------------------------------
   Symantec Corp.                            (13)      90,502            --        90,502


-------------------------------------------------------------------------------------------
ELECTRONICS - 2.8%
   ----------------------------------------------------------------------------------------
   Applied Materials, Inc.                   (13)          --         3,000         3,000
   ----------------------------------------------------------------------------------------
   Hewlett-Packard Co.                                 31,500            --        31,500
   ----------------------------------------------------------------------------------------
   Intel Corp.                               (14)      54,000            --        54,000
   ----------------------------------------------------------------------------------------
   Kyocera Corp.                                       12,000            --        12,000
   ----------------------------------------------------------------------------------------
   LSI Logic Corp.                           (13)      36,500            --        36,500
   ----------------------------------------------------------------------------------------
   Nokia Corp., Sponsored ADR, A Shares      (14)      20,500            --        20,500
   ----------------------------------------------------------------------------------------
   VLSI Technology, Inc.                     (13)      51,200            --        51,200


-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.5%
   ----------------------------------------------------------------------------------------
   Airtouch Communications, Inc.             (13)      32,900            --        32,900
   ----------------------------------------------------------------------------------------
   Bay Networks, Inc.                        (13)      19,180            --        19,180
   ----------------------------------------------------------------------------------------
   Celcaribe SA                           (5)(13)          --        65,040        65,040
   ----------------------------------------------------------------------------------------
   Cisco Systems, Inc.                       (13)      13,700            --        13,700
   ----------------------------------------------------------------------------------------
   ECI Telecommunications Ltd.               (14)      45,000            --        45,000
   ----------------------------------------------------------------------------------------
   MCI Communications Corp.                            89,000            --        89,000


-------------------------------------------------------------------------------------------
UTILITIES - 1.8%
-------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.8%
   ----------------------------------------------------------------------------------------
   Korea Electric Power Corp.                          15,800            --        15,800
   ----------------------------------------------------------------------------------------
   Public Service Enterprise Group, Inc.               42,000            --        42,000
   ----------------------------------------------------------------------------------------
   Verbund Oest Electriz                               17,100            --        17,100


-------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
   ----------------------------------------------------------------------------------------
   Hong Kong & China Gas Co. Ltd.                     374,488            --       374,488
-------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.8%
   ----------------------------------------------------------------------------------------
   BCE, Inc.                                           30,600            --        30,600
   ----------------------------------------------------------------------------------------
   Portugal Telecom SA                       (13)      10,500            --        10,500
   ----------------------------------------------------------------------------------------
   U S West Communications Group                       50,000            --        50,000


   Total Common Stocks (Cost $103,868,767, Cost
     $27,693,470, Combined $131,562,237)

                                                                 SHARES
-----------------------------------------------------------------------------------------------
   Moore Corp. Ltd.                                        735,000            --       735,000
   --------------------------------------------------------------------------------------------
   Xerox Corp.                               (14)        1,608,750            --     1,608,750
                                                         4,482,850     3,814,750     8,297,600
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.2%
   --------------------------------------------------------------------------------------------
   America Online, Inc.                      (13)          840,750            --       840,750
   --------------------------------------------------------------------------------------------
   Business Objects SA, Sponsored ADR        (13)          962,500            --       962,500
   --------------------------------------------------------------------------------------------
   Computer Associates International, Inc.   (14)        3,244,425            --     3,244,425
   --------------------------------------------------------------------------------------------
   Electronic Arts, Inc.                 (13)(14)        1,438,938            --     1,438,938
   --------------------------------------------------------------------------------------------
   Microsoft Corp.                       (13)(14)          883,563            --       883,563
   --------------------------------------------------------------------------------------------
   Nintendo Co. Ltd.                                     2,022,222            --     2,022,222
   --------------------------------------------------------------------------------------------
   Novell, Inc.                              (13)        1,067,000            --     1,067,000
   --------------------------------------------------------------------------------------------
   Sybase, Inc.                              (13)          476,000            --       476,000
   --------------------------------------------------------------------------------------------
   Symantec Corp.                            (13)          984,209            --       984,209
                                                       ----------------------------------------
                                                        11,919,607            --    11,919,607
-----------------------------------------------------------------------------------------------
ELECTRONICS - 2.8%
   --------------------------------------------------------------------------------------------
   Applied Materials, Inc.                   (13)               --        82,875        82,875
   --------------------------------------------------------------------------------------------
   Hewlett-Packard Co.                                   1,535,625            --     1,535,625
   --------------------------------------------------------------------------------------------
   Intel Corp.                               (14)        5,153,625            --     5,153,625
   --------------------------------------------------------------------------------------------
   Kyocera Corp.                                           856,566            --       856,566
   --------------------------------------------------------------------------------------------
   LSI Logic Corp.                           (13)          848,625            --       848,625
   --------------------------------------------------------------------------------------------
   Nokia Corp., Sponsored ADR, A Shares      (14)          907,125            --       907,125
   --------------------------------------------------------------------------------------------
   VLSI Technology, Inc.                     (13)          832,000            --       832,000
                                                       ----------------------------------------
                                                        10,133,566        82,875    10,216,441
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.5%
   --------------------------------------------------------------------------------------------
   Airtouch Communications, Inc.             (13)          908,863            --       908,863
   --------------------------------------------------------------------------------------------
   Bay Networks, Inc.                        (13)          522,655            --       522,655
   --------------------------------------------------------------------------------------------
   Celcaribe SA                           (5)(13)               --        94,308        94,308
   --------------------------------------------------------------------------------------------
   Cisco Systems, Inc.                       (13)          850,256            --       850,256
   --------------------------------------------------------------------------------------------
   ECI Telecommunications Ltd.               (14)          945,000            --       945,000
   --------------------------------------------------------------------------------------------
   MCI Communications Corp.                              2,280,625            --     2,280,625
                                                       ----------------------------------------
                                                         5,507,399        94,308     5,601,707
-----------------------------------------------------------------------------------------------
UTILITIES - 1.8%
-----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.8%
   --------------------------------------------------------------------------------------------
   Korea Electric Power Corp.                              522,203            --       522,203
   --------------------------------------------------------------------------------------------
   Public Service Enterprise Group, Inc.                 1,123,500            --     1,123,500
   --------------------------------------------------------------------------------------------
   Verbund Oest Electriz                                 1,182,642            --     1,182,642
                                                       ----------------------------------------
                                                         2,828,345            --     2,828,345
-----------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
   --------------------------------------------------------------------------------------------
   Hong Kong & China Gas Co. Ltd.                          636,817            --       636,817
-----------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.8%
   --------------------------------------------------------------------------------------------
   BCE, Inc.                                             1,308,150            --     1,308,150
   --------------------------------------------------------------------------------------------
   Portugal Telecom SA                       (13)          270,107            --       270,107
   --------------------------------------------------------------------------------------------
   U S West Communications Group                         1,487,500            --     1,487,500
                                                       ----------------------------------------
                                                         3,065,757            --     3,065,757
   Total Common Stocks (Cost $103,868,767, Cost        ----------------------------------------
     $27,693,470, Combined $131,562,237)               148,691,394    31,482,071    180,173,465


<PG$PCN>

------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
   ---------------------------------------------------------------------------------------
   Alumax, Inc., $4.00 Cv., Series A                    6,333           --        6,333
   ---------------------------------------------------------------------------------------
   California Federal Bank, 10.625%
   Non-Cum., Series B                                      --          500          500
   ---------------------------------------------------------------------------------------
   Cyprus Amax Minerals Co., $4.00 Cv.,
   Series A                                            17,666           --       17,666
   ---------------------------------------------------------------------------------------
   First Nationwide Bank, 11.50% Non-Cum.                  --        2,000        2,000
   ---------------------------------------------------------------------------------------
   Prime Retail, Inc., $19.00 Cv., Series B                --       12,000       12,000
   ---------------------------------------------------------------------------------------
   Time Warner, Inc., 10.25% Cum., Series K,
   Exchangeable Preferred Stock (5)(7)                    734           --          734

   Total Preferred Stocks (Cost $1,973,515,
     Cost $551,813, Combined $2,525,328)

------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.0%
------------------------------------------------------------------------------------------
   Kaiser Aluminum Corp., 8.255% Cv. Preferred
   Redeemable Increased Dividend Equity
   Securities (Cost $25,344)                          --     2,400     2,400        --

------------------------------------------------------------------------------------------
                                                                   UNITS
------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
------------------------------------------------------------------------------------------
   American Telecasting, Inc. Wts., Exp. 6/99                    --     2,000     2,000
   ---------------------------------------------------------------------------------------
   Communication Cellular SA Wts., Exp. 11/03 (5)                --       300       300
   ---------------------------------------------------------------------------------------
   Hong Kong & China Gas Co. Ltd.
   Wts., Exp. 9/97                                           57,874        --    57,874
   ---------------------------------------------------------------------------------------
   Hyperion Telecommunications, Inc.
   Wts., Exp. 4/01 (5)                                          500       400       900
   ---------------------------------------------------------------------------------------
   In-Flight Phone Corp. Wts., Exp. 8/02 (5)                     --       300       300

   Total Rights, Warrants and Certificates
   (Cost $15,337, Cost $0, Combined $15,337)

------------------------------------------------------------------------------------------
                                                         FACE AMOUNT(1)
------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 0.8%
------------------------------------------------------------------------------------------
   Bayerische Landesbank Girozentrale, New
   York Branch, 7.15% Deutsche Mark
   Currency Protected Yield Curve CD, 7/25/97    $     --    $ 70,000    $ 70,000
   ---------------------------------------------------------------------------------------
   Canadian Imperial Bank of Commerce,
   New York Branch:
   14% CD Linked Nts., 11/25/96 (indexed to
   the cross currency rates of Greek Drachma
   and European Currency Unit)                         --     550,000     550,000
   16.75% CD Linked Nts., 4/16/97 (indexed to
   the Federation GKO, Zero Coupon, 4/9/97)            --     100,000     100,000
   17.30% CD Linked Nts., 2/26/97 (indexed to
   the Federation GKO, Zero Coupon, 2/19/97)           --     200,000     200,000

-------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
   ----------------------------------------------------------------------------------------------
   Alumax, Inc., $4.00 Cv., Series A                      861,288           --      861,288
   ----------------------------------------------------------------------------------------------
   California Federal Bank, 10.625%
   Non-Cum., Series B                                          --       55,125       55,125
   ----------------------------------------------------------------------------------------------
   Cyprus Amax Minerals Co., $4.00 Cv.,
   Series A                                               925,257           --      925,257
   ----------------------------------------------------------------------------------------------
   First Nationwide Bank, 11.50% Non-Cum.                      --      226,500      226,500
   ----------------------------------------------------------------------------------------------
   Prime Retail, Inc., $19.00 Cv., Series B                    --      240,000      240,000
   ----------------------------------------------------------------------------------------------
   Time Warner, Inc., 10.25% Cum., Series K,
   Exchangeable Preferred Stock (5)(7)                    774,370           --      774,370

   Total Preferred Stocks (Cost $1,973,515,             -----------------------------------------
     Cost $551,813, Combined $2,525,328)                2,560,915      521,625    3,082,540

-------------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.0%
-------------------------------------------------------------------------------------------------
   Kaiser Aluminum Corp., 8.255% Cv. Preferred
   Redeemable Increased Dividend Equity
   Securities (Cost $25,344)                           27,000    27,000

-------------------------------------------------------------------------------------------------
                                                                   UNITS
-------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------------------
   American Telecasting, Inc. Wts., Exp. 6/99               --     9,000     9,000
   ----------------------------------------------------------------------------------------------
   Communication Cellular SA Wts., Exp. 11/03 (5)           --     1,500     1,500
   ----------------------------------------------------------------------------------------------
   Hong Kong & China Gas Co. Ltd.
   Wts., Exp. 9/97                                      17,587        --    17,587
   ----------------------------------------------------------------------------------------------
   Hyperion Telecommunications, Inc.
   Wts., Exp. 4/01 (5)                                   5,000     4,000     9,000
   ----------------------------------------------------------------------------------------------
   In-Flight Phone Corp. Wts., Exp. 8/02 (5)                --        --        --
                                                        -----------------------------------------
   Total Rights, Warrants and Certificates
   (Cost $15,337, Cost $0, Combined $15,337)            22,587    14,500    37,087

-------------------------------------------------------------------------------------------------
                                                              FACE AMOUNT(1)
-------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 0.8%
-------------------------------------------------------------------------------------------------
   Bayerische Landesbank Girozentrale, New
   York Branch, 7.15% Deutsche Mark
   Currency Protected Yield Curve CD, 7/25/97           --      69,454      69,454
   ----------------------------------------------------------------------------------------------
   Canadian Imperial Bank of Commerce,
   New York Branch:
   14% CD Linked Nts., 11/25/96 (indexed to
   the cross currency rates of Greek Drachma
   and European Currency Unit)                          --     543,070     543,070
   16.75% CD Linked Nts., 4/16/97 (indexed to
   the Federation GKO, Zero Coupon, 4/9/97)             --      99,400      99,400
   17.30% CD Linked Nts., 2/26/97 (indexed to
   the Federation GKO, Zero Coupon, 2/19/97)            --     199,200     199,200


<PG$PCN>

------------------------------------------------------------------------------------------------------------------
------------------
Internationale Nederlanden Bank NV,
Prague Branch, Zero Coupon Promissory
Nts., 10.486%, 4/28/97                            (6)CZK       --    4,600,000    4,600,000           --
160,735      160,735
------------------------------------------------------------------------------------------------------------------
------------------
Internationale Nederlanden (U.S.) Capital
Holdings Corp.:
Czech Koruna Linked Nts., 11.60%,
12/23/96                                                       --       70,000       70,000           --       69,165       69,165
Zero Coupon Chilean Peso Linked Nts.,
11.122%, 12/11/96                                 (6)          --      130,000      130,000           --      126,386
   126,386
------------------------------------------------------------------------------------------------------------------
------------------
Salomon Brothers, Inc., Zero Coupon
Chilean Peso Indexed Enhanced Access
Nts.:
12.145%, 12/11/96                                 (6)          --       70,000       70,000           --       68,180
  68,180
10.853%, 12/18/96                                 (6)          --       70,000       70,000           --       67,914
  67,914
------------------------------------------------------------------------------------------------------------------
------------------
Swiss Bank Corp., New York Branch, 6.60%
CD Linked Nts., 1/30/97 (indexed to the
closing Nikkei 225 Index on 1/23/97)              NZD          --      256,720      256,720           --
186,629      186,629
------------------------------------------------------------------------------------------------------------------
------------------
United Mexican States Linked Nts.,
  11/27/96 (indexed to the greater of Cetes
  Option Amount or USD LIBOR Option Amount,
  11/27/96)                                                    --      380,000      380,000           --      462,808
462,808
                                                                                                   ---------------------------------
Total Structured Instruments (Cost $2,010,133)                                                        --    2,052,941
  2,052,941

                                                    DATE   STRIKE            CONTRACTS
------------------------------------------------------------------------------------------------------------------
------------------
PUT OPTIONS PURCHASED - 0.0%
   Italy (Republic of) Treasury Bonds, Buoni del
   Tesoro Poliennali, 9.50%, 5/1/01 Put Opt          7/97  $102.30       --      211      211       --    1,057
  1,057
------------------------------------------------------------------------------------------------------------------
------------------
   Swiss Franc Put Opt                              10/96  1.22 CHF      --  885,245  885,245       --   23,628
 23,628
                                                                                                   ---------------------------------
   Total Put Options Purchased (Cost $12,370)                                                       --   24,685
24,685

                                                              FACE AMOUNT(1)
------------------------------------------------------------------------------------------------------------------
------------------
REPURCHASE AGREEMENTS - 7.1%
   Repurchase agreement with Zion First
   National Bank, 5.62%, dated 9/30/96, to be
   repurchased at $24,003,747 on 10/1/96,
   collateralized by U.S. Treasury Nts., 5.75%-
   8.875%, 5/15/97-8/15/04, with a value
   of $24,493,438                                 $24,000,000  $        --  $24,000,000   24,000,000           --
24,000,000
------------------------------------------------------------------------------------------------------------------
------------------
   Repurchase agreement with PaineWebber,
   Inc., 5.62%, dated 9/30/96, to be repurchased
   at $2,100,328 on 10/1/96, collateralized by
   U.S. Treasury Bonds, 6.75%,  8/15/26, with a
   value of $2,067,056 and U.S. Treasury Nts.,
   6.125%, 5/15/98, with a value of $77,236                --    2,100,000    2,100,000           --
2,100,000    2,100,000


<PG$PCN>

------------------------------------------------------------------------------------------------------------------
------------------
   Total Repurchase Agreements (Cost $24,000,000,
   Cost $2,100,000, Combined $26,100,000)                                                 24,000,000      2,100,000
   26,100,000
------------------------------------------------------------------------------------------------------------------
------------------
TOTAL INVESTMENTS, AT VALUE (COST $241,874,276,
COST $75,252,756, COMBINED $316,927,032)             100.0%       104.6%      101.00%
291,465,285     80,295,960    371,761,245
LIABILITIES IN EXCESS OF OTHER ASSETS                 (0.0)        (4.6)        (1.0)        (23,538)
  (3,509,389)    (3,532,927)
                                                     -----        -----        -----   -------------  -------------  -------------
NET ASSETS                                           100.0%       100.0%       100.0%  $ 291,441,747  $
76,786,571  $ 368,228,318
                                                     =====        =====        =====   =============
=============  =============

    1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

          AUD - Australian Dollar            IEP - Irish Punt
          CAD - Canadian Dollar              ITL - Italian Lira
          CHF - Swiss Franc                  JPY - Japanese Yen
          CZK - Czech Koruna                 MXP - Mexican Peso
          DEM - German Deutsche Mark         NZD - New Zealand Dollar
          DKK - Danish Krone                 PLZ - Polish Zloty
          ESP - Spanish Peseta               SEK - Swedish Krona
          GBP - British Pound Sterling       THB - Thai Baht
          IDR - Indonesian Rupiah            ZAR - South African Rand

    2. When-issued security to be delivered and settled after September 30, 1996.

    3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

    4. Represents the current interest rate for a variable rate security.

    5. Identifies issues considered to be illiquid.

    6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

    7. Interest or dividend is paid in kind.

    8. Represents the current interest rate for an increasing rate security.

    9. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

    10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

    11. Securities with an aggregate market value of $328,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts.

    12. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,639,102 or 0.45% the combined net assets, at September 30, 1996.

    13. Non-income producing security.

<PG$PCN>
14. A sufficient amount of securities has been designated to cover outstanding call options, as follows:

                                                       Shares        Expiration      Exercise       Premium       Market
Value
                                                  Subject to Call       Date           Price        Received       See Note
1
------------------------------------------------------------------------------------------------------------------
------------
AMR Corp.                                               3,200           1/97           $ 95        $   8,300       $    3,200
------------------------------------------------------------------------------------------------------------------
-----------
American International Group, Inc.                      1,600           2/97            100            5,752
  9,400
------------------------------------------------------------------------------------------------------------------
-----------
American Re Corp.                                       7,200           1/97             50           25,175
106,200
------------------------------------------------------------------------------------------------------------------
-----------
American Re Corp.                                       4,500           10/96            65            4,927              563
------------------------------------------------------------------------------------------------------------------
-----------
Bristol-Myers Squibb Co.                                4,400           12/96            95            7,568
18,700
------------------------------------------------------------------------------------------------------------------
-----------
Chase Manhattan Corp. (New)                            19,000           3/97             80           73,053
 114,000
------------------------------------------------------------------------------------------------------------------
-----------
Citicorp                                                2,000           1/97             90            9,440           11,750
------------------------------------------------------------------------------------------------------------------
-----------
Computer Associates International, Inc.                10,800           1/97             55           34,775
    87,750
------------------------------------------------------------------------------------------------------------------
-----------
Computer Associates International, Inc.                10,800           1/97             60           50,974
    67,500
------------------------------------------------------------------------------------------------------------------
-----------
Digital Equipment Corp.                                 3,400           1/97             45            7,123
4,250
------------------------------------------------------------------------------------------------------------------
-----------
ECI Telecommunications Ltd.                             9,000           2/97             25           16,604
12,375
------------------------------------------------------------------------------------------------------------------
-----------
Electronic Arts, Inc.                                   8,400           3/97             30           30,197           87,150
------------------------------------------------------------------------------------------------------------------
-----------
Gymboree Corp.                                          6,600           1/97             35            8,877           14,438
------------------------------------------------------------------------------------------------------------------
-----------
IBP, Inc.                                              27,000           11/96            25           59,938           10,125
------------------------------------------------------------------------------------------------------------------
-----------
Intel Corp.                                            10,800           1/97             90           33,425          113,400
------------------------------------------------------------------------------------------------------------------
-----------
Manor Care, Inc.                                        4,200           4/97             40            5,649            9,713
------------------------------------------------------------------------------------------------------------------
-----------
Medtronic, Inc.                                         3,800           2/97             55           12,236           40,850
------------------------------------------------------------------------------------------------------------------
-----------
Microsoft Corp.                                         6,700           1/97            125           60,097           97,150
------------------------------------------------------------------------------------------------------------------
-----------
NationsBank Corp.                                      13,000           2/97             90           67,858
47,124
------------------------------------------------------------------------------------------------------------------
-----------
Nokia Corp., Sponsored ADR, A Shares                    4,000           4/97             45           10,880
       18,500
------------------------------------------------------------------------------------------------------------------
-----------
Toys 'R' Us, Inc.                                       6,400           3/97             35            6,608            3,200
------------------------------------------------------------------------------------------------------------------
-----------
Xerox Corp.                                             6,000           1/97             55           12,738           18,750
                                                                                                   ==========================
                                                                                                   $ 552,194       $  896,088
                                                                                                   ==========================


15. A sufficient amount of securities have been designated to cover outstanding written call options, as follows:

                                              Contracts/Face          Expiration        Exercise          Premium    Market
Value
                                              Subject to Call           Date              Price           Received    See Note
1
------------------------------------------------------------------------------------------------------------------
---------------
Call Option on Australian Dollar                  461,100               10/96           1.258 AUD         $ 3,074
     $  555
------------------------------------------------------------------------------------------------------------------
------------
Call Option on New Zealand Dollar                 191,675               10/96           1.435 NZD
930        1,131
------------------------------------------------------------------------------------------------------------------
------------
Call Option on New Zealand Dollar                 163,560               10/96           1.437 NZD
816        1,112
------------------------------------------------------------------------------------------------------------------
------------
Call Option on Swiss Franc                        939,130               10/96           1.15  CHF           2,047
         94
------------------------------------------------------------------------------------------------------------------
------------
Call Option on U.S. Treasury Nts., 6%, 2/15/26    500,000               10/96         $90.438
3,711        1,016
                                                                                                          ====================
                                                                                                          $10,578       $3,908
                                                                                                          ====================

Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund, Oppenheimer Strategic Income &
Growth, and Oppenheimer Fund

                                                      Oppenheimer     Oppenheimer                                    Combined
                                                      Multiple        Strategic                                      Oppenheimer
                                                      Strategies      Income &        Oppenheimer     ProForma
Multiple
                                                      Fund (1)        Growth Fund(2)  Fund (3)        Adjustments
Strategies Fund

------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including
repurchase agreements **)                             $291,465,285    $80,295,960     $286,243,139
        $658,004,384

Cash                                                       397,482        611,472          174,735                      1,183,689
Unrealized appreciation of forward foreign currency
exchange contracts                                             974         43,919                -                         44,893
Receivables:
   Interest, dividends and principal paydowns            2,638,803        926,291          414,680
          3,979,774
   Shares of beneficial interest sold                      286,715        387,169           35,621
  709,505
   Investments sold                                        679,786      1,717,088        1,232,407
3,629,281
Closed forward foreign currency exchange contracts               -         59,215                -
       59,215
Daily variation on futures contracts                             -          6,862                -                          6,862
Other                                                       19,537          2,864            7,074                         29,475

------------------------------------------------------------------------------
  Total assets                                        $295,488,582    $84,050,840     $288,107,656           -
667,647,078

------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign currency
exchange contracts                                               -          4,400                -                          4,400
Options written, at value (premiums received
$552,194; $15,908; $759,339)                               896,088          5,777        1,274,413
   2,176,278
Payables and other liabilities:
   Investments purchased                                 1,918,420      6,610,736        2,652,010
 11,181,166
   Dividends                                                     -        313,878                -                        313,878
   Shares of beneficial interest redeemed                  629,197        115,879          719,941
      1,465,017
   Daily variation on futures contracts                          -          1,500                -                          1,500
   Trustees' fees                                          182,123              -                -                        182,123
   Distributions and service plan fees                     144,390              -           89,634
234,024
   Shareholder reports                                      56,678              -                -                         56,678
   Transfer and shareholder servicing agent fees            26,623              -           39,783
      66,406
   Deferred Trustee fees                                         -              -          128,506                        128,506
   Other                                                   193,316        212,099          126,711                        532,126

------------------------------------------------------------------------------
      Total liabilities                                  4,046,835      7,264,269        5,030,998           -
16,342,102

------------------------------------------------------------------------------
NET ASSETS                                            $291,441,747    $76,786,571     $283,076,658    $      0
     $651,304,976

=====================================================================
=========
COMPOSITION OF NET ASSETS:
Paid-in capital                                       $225,707,312    $66,681,618     $175,019,654
$467,408,584
Undistributed net investment income                        615,057       (318,871)       4,720,092
         5,016,278
Accumulated net realized gain from investments
   and foreign currency transactions                    15,672,173      5,349,088       27,842,531
       48,863,792
Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies                                49,447,205      5,074,736       75,494,381
130,016,322

------------------------------------------------------------------------------
NET ASSETS                                            $291,441,747    $76,786,571     $283,076,658    $      0
     $651,304,976

=====================================================================
=========

Pro Forma Combining Statements of Assets and Liabilities September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund, Oppenheimer Strategic Income &
Growth, and Oppenheimer Fund

                                                      Oppenheimer     Oppenheimer                                    Combined
                                                      Multiple        Strategic                                      Oppenheimer
                                                      Strategies      Income &        Oppenheimer     ProForma
Multiple
                                                      Fund (1)        Growth Fund(2)  Fund (3)        Adjustments
Strategies Fund

------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $264,358,580, $46,746,928,
$276,725,396 and $587,830,904 and 18,756,434,
7,956,397, 22,168,406 and 41,714,016 shares of
beneficial interest outstanding for Oppenheimer
Multiple Strategies Fund, Oppenheimer Strategic
Income & Growth Fund, Oppenheimer Fund and Combined
Oppenheimer Multiple Strategies Fund, respectively)   $14.09          $5.88           $12.48
         $14.09

Maximum offering price per share (net asset value
plus sales charge of 5.75%, 4.75%, 5.75% and 5.75%,
respectively, of offering price)                      $14.95          $6.17           $13.24                         $14.95

Class B Shares:
Net asset value and redemption price per share
(based on net assets of $5,996,160, $28,933,298,
$2,039,515 and  $36,968,973 and 428,130, 4,932,725,
164,776 and 2,638,895 shares of beneficial interest
outstanding for Oppenheimer Multiple Strategies Fund,
Oppenheimer Strategic Income & Growth Fund,
Oppenheimer Fund and Combined Oppenheimer Multiple
Strategies Fund, respectively)                        $14.01          $5.87           $12.38
$14.01

Class C Shares:
Net asset value and redemption price per share
(based on net assets of $21,087,007, $1,106,345,
$4,311,747 and $26,505,099 and 1,503,813, 188,933,
352,590 and 1,890,267 shares of beneficial interest
outstanding for Oppenheimer Multiple Strategies Fund,
Oppenheimer Strategic Income & Growth Fund,
Oppenheimer Fund and Combined Oppenheimer Multiple
Strategies Fund, respectively)                        $14.02          $5.86           $12.23
$14.02


*Cost                                                 $241,674,276    $75,252,756     $210,233,490
$527,160,522
**Repurchase agreements                               $24,000,000     $2,100,000      $29,000,000
       $55,100,000

(1) On March 6, 1997, the name of Oppenheimer Asset Allocation Fund changed to Oppenheimer Multiple Strategies Fund.
(2) Oppenheimer Strategic Income & Growth Fund Class A shares will be exchanged for Oppenheimer Multiple Strategies Fund Class A shares. Oppenheimer Strategic Income & Growth Fund Class B shares will be exchanged for Oppenheimer Multiple Strategies Fund Class B shares. Oppenheimer Strategic Income & Growth Fund Class B shares will be exchanged for Oppenheimer Multiple Strategies Fund Class C shares.
(3) Oppenheimer Fund Class A shares will be exchanged for Oppenheimer
Multiple Strategies Fund Class A shares. Oppenheimer Fund Class B shares will be exchanged for Oppenheimer Multiple Strategies Fund Class B shares. Oppenheimer Fund Class C shares will be exchanged for Oppenheimer Multiple Strategies Fund Class C shares.


Pro Forma Combining Statements of Operations For Period Ended September 30, 1996 (Unaudited)
Oppenheimer Funds - Oppenheimer Multiple Strategies Fund, Oppenheimer Strategic Income &
Growth, and Oppenheimer Fund


                                                      Oppenheimer     Oppenheimer                                    Combined
                                                      Multiple        Strategic                                      Oppenheimer
                                                      Strategies      Income &        Oppenheimer     ProForma
Multiple
                                                      Fund (1)        Growth Fund(2)  Fund (3)        Adjustments
Strategies Fund

------------------------------------------------------------------------------



INVESTMENT INCOME:
Interest (net of foreign withholding taxes
of $12,214)                                           $12,320,040     $4,441,077      $ 1,865,166
$18,626,283
Dividends (net of foreign withholding of
$86,080; $5,550; $109,320)                              3,327,666        457,180        5,710,916
   9,495,762

------------------------------------------------------------------------------
   Total income                                        15,647,706      4,898,257        7,576,082             -
28,122,045

------------------------------------------------------------------------------
EXPENSES:
Management fees                                         2,040,804        513,195        2,027,333      (151,930)(1)
     4,429,402
Distribution and service plan fees:
Class A                                                   457,920        105,726          340,155                        903,801
Class B                                                    28,131        242,309            8,822                        279,262
Class C                                                   170,994          3,963           38,503                        213,460
Transfer and shareholder servicing agent fees             347,905        128,032          529,143
         1,005,080
Custodian fees and expenses                                92,078         51,822           66,427
210,327
Legal and auditing fees                                    59,356         14,158           66,881
140,395
Insurance expenses                                         15,980          3,974           21,689
41,643
Shareholder reports                                       144,915         86,699          135,395
367,009
Trustees' fees and expenses                               108,139          3,002          104,384
215,525
Registration and filing fees:
Class A                                                       654            837              667                          2,158
Class B                                                     2,810          2,469              677                          5,956
Class C                                                     4,971            393              228                          5,592
Other                                                      28,540          8,985           70,185                        107,710

------------------------------------------------------------------------------
   Total expenses                                       3,503,197      1,165,564        3,410,489      (151,930)
  7,927,320

------------------------------------------------------------------------------


NET INVESTMENT INCOME                                  12,144,509      3,732,693        4,165,593
 151,930       20,194,725

------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain from investments and
options written                                        18,280,560      8,028,979       23,938,675
50,248,214
Closing and expiration of options written                 797,616       (106,455)       1,490,071
        2,181,232
Closing of futures contracts                                    -        (14,626)               -                        (14,626)
Foreign currency transactions                             666,351         44,109          278,759
  989,219

------------------------------------------------------------------------------
Net realized gain                                      19,744,527      7,952,007       25,707,505             -
53,404,039

------------------------------------------------------------------------------

Net change in unrealized appreciation or
   depreciation on investments                          4,995,947     (1,417,530)       6,856,858
   10,435,275
Translation of assets and liabilities denominated
in foreign currencies                                  (1,495,680)       (45,705)      (1,384,524)
(2,925,909)

------------------------------------------------------------------------------
Net change                                              3,500,267     (1,463,235)       5,472,334             -
7,509,366

------------------------------------------------------------------------------
Net realized and unrealized gain                       23,244,794      6,488,772       31,179,839             -
     60,913,405

------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $35,389,303    $10,221,465      $35,345,432
   $ 151,930      $81,108,130

=====================================================================
=========

(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Multiple Strategies Fund (.75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million and .60% on net assets in excess of $800 million). This assumes that the management fee structure had been in place for the entire period.


  -----------------------------------------------------------------------------------------------------
  Pro Forma Combining Statement of Investments       September 30, 1996 (Unaudited)
  Oppenheimer Multiple Strategies Fund (formerly Oppenheimer Asset Allocation Fund),
  Oppenheimer Strategic Income & Growth Fund and Oppenheimer Fund



                                               Face Amount (1)                                  Market Value

--------------------------------------------------------------------------------------------------------
                           Opp.           Opp.         Opp.       Pro Forma     Opp.        Opp.          Opp.         Pro
Forma
                           Multiple       Stategic     Fund       Combined      Multiple    Stategic      Fund
   Combined
                           Strategies     Income &                              Strategies  Income
                           Fund           Growth Fund                           Fund        Growth Fund

=====================================================================
===============================================================
Mortgage-Backed
Obligations - 2.3%
------------------------------------------------------------------------------------------------------------------
------------------
Government Agency - 2.0%
------------------------------------------------------------------------------------------------------------------
------------------
FHLMC/FNMA/Sponsored - 1.0%
------------------------------------------------------------------------------------------------------------------
------------------
Federal Home Loan
Mortgage Corp.,
Collateralized Mtg.
Obligations, Gtd.
Multiclass Mtg.
Participation
Certificates,
Series 176, Cl. F,
8.95%, 3/15/20             $           -- $     59,951 $       -- $      59,951 $        -- $      60,139 $         --
$     60,139
------------------------------------------------------------------------------------------------------------------
------------------
Federal National
Mortgage Assn.:
11.50%, 7/1/11                    146,907           --         --       146,907     162,530            --           --
 162,530
11.75%, 1/1/16                    175,012           --         --       175,012     196,833            --           --
 196,833
7.50%, 10/15/26(2)                     --    5,000,000         --     5,000,000          --     4,940,650           --
  4,940,650
Gtd. Real Estate Mtg.
Investment Conduit
Pass-Through
Certificates,
Trust 1992-103,
Cl. JB, 10.50%,
11/25/20                               --      315,000         --       315,000          --       351,323           --
351,323
Interest-Only Stripped
Mtg.-Backed Security,
Trust 257, Cl. 2,
10.955%, 2/1/24(3)                     --    1,712,531         --     1,712,531          --       593,766           --
    593,766
Series 1994-83, Cl. Z,
7.50%, 6/25/24                         --      378,624         --       378,624          --       337,801           --
 337,801
                                                                                ----------------------------------------------------
                                                                                    359,363     6,283,679           --    6,643,042
------------------------------------------------------------------------------------------------------------------
------------------
GNMA/Guaranteed - 1.0%
------------------------------------------------------------------------------------------------------------------
------------------
Government National
Mortgage Assn.:
9%, 11/15/08-5/15/09              524,930           --         --       524,930     558,216            --           --
    558,216
6%, 3/20/26                            --    1,437,892         --     1,437,892          --     1,434,298           --
1,434,298
7%, 4/15/26                            --    4,460,633         --     4,460,633          --     4,296,705           --
4,296,705
                                                                                ----------------------------------------------------
                                                                                    558,216     5,731,003           --    6,289,219
------------------------------------------------------------------------------------------------------------------
------------------
Private - 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
Commercial - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Morgan Stanley Capital I,
Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1996- C1, Cl. F,
7.51%, 2/1/28(4)(5)                    --       97,137         --        97,137          --        62,289           --
  62,289
------------------------------------------------------------------------------------------------------------------
------------------
Resolution Trust Corp.,
Commercial Mtg. Pass-
Through Certificates:
Series 1992-CHF, Cl. D,
8.25%, 12/25/20                        --      267,639         --       267,639          --       268,936           --
  268,936
Series 1993-C1, Cl. D,
9.45%, 5/25/24                         --      252,980         --       252,980          --       259,621           --
 259,621
Series 1994-C2, Cl. E,
8%, 4/25/25                       375,127      449,792         --       824,919     364,225       436,721
 --      800,946
Series 1994-C2, Cl. G,
8%, 4/25/25                            --      209,655         --       209,655          --       180,337           --
180,337
------------------------------------------------------------------------------------------------------------------
------------------
Structured Asset
Securities Corp.,
Multiclass Pass-Through
Certificates, Series
1995-C4, Cl. E, 8.849%,
6/25/26(4)(5)                          --       27,688         --        27,688          --        22,566           --
22,566
                                                                                ----------------------------------------------------
                                                                                    364,225     1,230,470           --    1,594,695
------------------------------------------------------------------------------------------------------------------
------------------
Multi-Family - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Mortgage Capital Funding,
Inc., Multifamily Mortgage
Pass-Through Certificates,
Series 1996-MC1, Cl. G,
7.15%, 6/15/06(5)                      --     400,000          --       400,000          --       302,625           --
   302,625
------------------------------------------------------------------------------------------------------------------
------------------
Resolution Trust Corp.,
Commercial Mtg. Pass-
Through Certificates,
Series 1991-M6, Cl. B4,
7.103%, 6/25/21(4)                     --      68,681          --        68,681          --        67,157           --
  67,157
                                                                                ----------------------------------------------------
                                                                                         --       369,782           --      369,782
------------------------------------------------------------------------------------------------------------------
------------------
Residential - 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
Salomon Brothers Mortgage
Securities VII, Series
1996-B, Cl. 1, 7.136%,
4/25/26                                --     299,020          --       299,020          --       174,927           --
174,927
                                                                                ----------------------------------------------------

Total Mortgage-Backed
Obligations (Cost
$1,162,963,
Cost $13,599,896,
Combined $14,762,859)                                                             1,281,804    13,789,861           --
 15,071,665

=====================================================================
===============================================================
U.S. Government
Obligations - 5.4%
------------------------------------------------------------------------------------------------------------------
------------------
U.S. Treasury Bonds,
STRIPS, Zero Coupon:
7.10%, 11/15/18(6)             17,000,000           --         --    17,000,000   3,502,476            --
--   3,502,476
7.313%, 8/15/19(6)             18,700,000           --         --    18,700,000   3,651,736            --
--   3,651,736
------------------------------------------------------------------------------------------------------------------
------------------
U.S. Treasury Nts.:
8.25%, 7/15/98                 16,000,000           --         --    16,000,000  16,590,000            --           --
 16,590,000
8.875%, 11/15/98                  950,000           --         --       950,000   1,001,062            --           --
  1,001,062
9.25%, 8/15/98                  9,450,000           --         --     9,450,000   9,972,697            --           --
  9,972,697
6%, 2/15/26(15)                        --      500,000         --       500,000          --       439,844           --
  439,844
                                                                                ----------------------------------------------------

Total U.S. Government
Obligations (Cost
$34,052,281,
Cost $447,860,
Combined $34,500,141)                                                            34,717,971       439,844           --
35,157,815

=====================================================================
===============================================================
Foreign Government
Obligations - 9.4%
------------------------------------------------------------------------------------------------------------------
------------------
Argentina - 2.6%
------------------------------------------------------------------------------------------------------------------
------------------
Argentina (Republic of):
Bonds, Bonos de
Consolidacion de
Deudas, Series I,
5.461%, 4/1/01(4)(7)            1,544,136      559,749         --     2,103,885   1,408,007       510,403
        --    1,918,410
Par Bonds, 5.25%,
3/31/23(8)                     10,000,000           --         --    10,000,000   5,850,000            --           --
5,850,000
Past Due Interest Bonds,
Series L, 6.625%,
3/31/05(4)                      5,880,000           --         --     5,880,000   4,931,850            --           --
4,931,850
Past Due Interest Bonds,
Series L, 6.312%,
3/31/05(4)                             --      834,000  3,920,000     4,754,000          --       699,517
3,287,900    3,987,417
------------------------------------------------------------------------------------------------------------------
------------------
Banco de Galicia y Buenos
Aires SA Sr. Unsec. Nts.,
9.387%, 4/15/99(4)                     --       35,000         --        35,000          --        35,634           --
  35,634
                                                                                ----------------------------------------------------
                                                                                 12,189,857     1,245,554    3,287,900
16,723,311
------------------------------------------------------------------------------------------------------------------
------------------
Australia - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Australia (Commonwealth
of) Bonds:
10%, 2/15/06 AUD                       --      500,000         --       500,000          --       453,666           --
    453,666
9.50%, 8/15/03 AUD                     --       15,000         --        15,000          --        13,060           --
     13,060
------------------------------------------------------------------------------------------------------------------
------------------
Queensland Treasury
Corp.:
Exchangeable Gtd. Nts.,
8%, 8/14/01 AUD                        --      615,000         --       615,000          --       498,166           --
    498,166
Exchangeable Gtd. Nts.,
10.50%, 5/15/03 AUD             2,500,000           --         --     2,500,000   2,263,395            --
  --    2,263,395
Gtd. Nts., 8%,
5/14/03 AUD                            --      300,000         --       300,000          --       240,793           --
  240,793
Gtd. Nts., 10.50%,
5/15/03 AUD                            --       90,000         --        90,000          --        81,482           --
81,482
------------------------------------------------------------------------------------------------------------------
------------------
Treasury Corp. of
Victoria Gtd. Bonds:
8.25%, 10/15/03 AUD             1,500,000           --         --     1,500,000   1,219,490            --
  --    1,219,490
10.25%, 11/15/06 AUD                   --      425,000         --       425,000          --       390,210
--      390,210
------------------------------------------------------------------------------------------------------------------
------------------
Western Australia
Treasury Corp. Gtd.
Bonds, 10%, 7/15/05 AUD                --      190,000         --       190,000          --       170,279
  --      170,279
                                                                                ----------------------------------------------------
                                                                                  3,482,885     1,847,656           --    5,330,541
------------------------------------------------------------------------------------------------------------------
------------------
Brazil - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Brazil (Federal
Republic of):
Capitalization Bonds,
8%, 4/15/14                            --    1,001,247         --     1,001,247          --       705,567           --
 705,567
Par Bonds, 5%, 4/15/24(8)       7,500,000           --         --     7,500,000   4,476,563            --
  --    4,476,563
------------------------------------------------------------------------------------------------------------------
------------------
Telecomunicacoes
Brasileiras SA Medium-
Term Nts., 11.30%,
12/9/99(4)                             --       10,000         --        10,000          --        10,288           --
10,288
                                                                                ----------------------------------------------------
                                                                                  4,476,563       715,855           --    5,192,418
------------------------------------------------------------------------------------------------------------------
------------------
Bulgaria - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Bulgaria (Republic of):
Disc. Bonds, Tranche A,
6.688%, 7/28/24(4)                     --       70,000         --        70,000          --        35,569           --
  35,569
Front-Loaded Interest
Reduction Bearer
Bonds, Tranche A,
2.25%, 7/28/12(8)                      --      755,000         --       755,000          --       248,442           --
   248,442
Interest Arrears Bonds,
6.688%, 7/28/11(4)                     --      325,000         --       325,000          --       149,500           --
    149,500
                                                                                ----------------------------------------------------
                                                                                         --       433,511           --      433,511
------------------------------------------------------------------------------------------------------------------
------------------
Canada - 1.4%
------------------------------------------------------------------------------------------------------------------
------------------
Canada (Government of)
Bonds:
11.75%, 2/1/03 CAD                     --      220,000         --       220,000          --       204,386           --
    204,386
9.75%, 10/1/97 CAD                     --      250,000         --       250,000          --       193,333           --
    193,333
9.75%, 12/1/01 CAD              6,000,000      260,000         --     6,260,000   5,068,535       219,637
         --    5,288,172
9.75%, 6/1/01 CAD               2,000,000           --         --     2,000,000   1,677,282            --
--    1,677,282
9.75%, 6/1/01(15)CAD                   --    1,335,000         --     1,335,000          --     1,119,586
  --    1,119,586
Series A-33, 11.50%,
9/1/00 CAD                             --      140,000         --       140,000          --       122,410           --
122,410
Series A-76, 9%,
6/1/25 CAD                             --      465,000         --       465,000          --       392,682           --
392,682
                                                                                ----------------------------------------------------
                                                                                  6,745,817     2,252,034           --    8,997,851
------------------------------------------------------------------------------------------------------------------
------------------
Denmark - 0.7%
------------------------------------------------------------------------------------------------------------------
------------------
Denmark (Kingdom of) Bonds:
8%, 11/15/01 DKK                        --   1,670,000         --     1,670,000          --       312,070
--      312,070
8%, 3/15/06 DKK                 21,900,000   1,130,000         --    23,030,000   4,004,914       206,646
         --    4,211,560
                                                                                ----------------------------------------------------
                                                                                  4,004,914       518,716           --    4,523,630
------------------------------------------------------------------------------------------------------------------
------------------
Germany - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Germany (Republic of)
Bonds, Series 94,
6.25%, 1/4/24(15)DEM                   --    2,670,000         --     2,670,000          --     1,612,575
   --    1,612,575
------------------------------------------------------------------------------------------------------------------
------------------
Great Britain - 0.5%
------------------------------------------------------------------------------------------------------------------
------------------
United Kingdom Treasury:
Bonds, 10%, 9/8/03 GBP                 --      355,000         --       355,000          --       633,054
--      633,054
Debs., 8.50%, 12/7/05 GBP              --       55,000         --        55,000          --        91,012           --
     91,012
Nts., 13%, 7/14/00 GBP          1,050,000           --         --     1,050,000   1,967,831            --
 --    1,967,831
Nts., 12.50%, 11/21/05 GBP             --       62,000         --        62,000          --       123,738
--      123,738
Nts., 8%, 6/10/03 GBP                  --      125,000         --       125,000          --       202,509           --
    202,509
                                                                                ----------------------------------------------------
                                                                                  1,967,831     1,050,313           --    3,018,144
------------------------------------------------------------------------------------------------------------------
------------------
Ireland - 0.00%
------------------------------------------------------------------------------------------------------------------
------------------
Ireland (Government of)
Bonds, 9.25%, 7/11/03 IEP              --       60,000         --        60,000          --       110,024           --
    110,024
------------------------------------------------------------------------------------------------------------------
------------------
Italy - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Italy (Republic of)
Treasury Bonds, Buoni
del Tesoro Poliennali:
8.50%, 8/1/99 ITL           1,800,000,000           --         -- 1,800,000,000   1,204,257            --
   --    1,204,257
10.50%, 4/1/00 ITL                     --  285,000,000         --   285,000,000          --       201,403
 --      201,403
10.50%, 7/15/00 ITL                    --  170,000,000         --   170,000,000          --       121,241
  --      121,241
                                                                                ----------------------------------------------------
                                                                                  1,204,257       322,644           --    1,526,901
------------------------------------------------------------------------------------------------------------------
------------------
Japan - 0.00%
------------------------------------------------------------------------------------------------------------------
------------------
Japan (Government of)
Bonds, Series 174,
4.60%, 9/20/04 JPY                     --   27,500,000         --    27,500,000          --       279,877
--      279,877
------------------------------------------------------------------------------------------------------------------
------------------
Mexico - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Banco Nacional de
Comercio Exterior SNC:
International Finance
BV Gtd. Bonds,
10.758%, 6/23/97(4)(5)                 --      120,000         --       120,000          --       123,900           --
    123,900
International Finance
BV Gtd. Registered
Bonds, 11.25%, 5/30/06                 --      135,000         --       135,000          --       141,581           --
    141,581
Nts., 7.25%, 2/2/04                    --       75,000         --        75,000          --        64,687           --
 64,687
------------------------------------------------------------------------------------------------------------------
------------------
Bonos de la Tesoreria
de la Federacion, Zero
Coupon, 48.252%,
10/3/96(6) MXP                  4,384,900           --         --     4,384,900     579,822            --           --
    579,822
------------------------------------------------------------------------------------------------------------------
------------------
United Mexican States
Bonds:
10.375%, 1/29/03 DEM                   --      150,000         --       150,000          --       103,851
--      103,851
16.50%, 9/1/08 GBP                     --       35,000         --        35,000          --        74,486           --
    74,486
                                                                                ----------------------------------------------------
                                                                                    579,822       508,505           --    1,088,327
------------------------------------------------------------------------------------------------------------------
------------------
New Zealand - 1.0%
------------------------------------------------------------------------------------------------------------------
------------------
New Zealand Government
Bonds:
8%, 2/15/01 NZD                 7,460,000           --         --     7,460,000   5,203,616            --
--    5,203,616
10%, 7/15/97 NZD                       --    1,040,000         --     1,040,000          --       733,982
--      733,982
------------------------------------------------------------------------------------------------------------------
------------------
Transpower Finance Ltd.
Gtd. Unsec. Unsub. Bonds:
8%, 2/15/01(5) NZD                     --      165,000         --       165,000          --       113,525           --
    113,525
8%, 3/15/02 NZD                        --      165,000         --       165,000          --       113,459           --
    113,459
                                                                                ----------------------------------------------------
                                                                                  5,203,616       960,966           --    6,164,582
------------------------------------------------------------------------------------------------------------------
------------------
Panama - 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
Panama (Republic of)
Interest Reduction
Bonds, 3.50%, 7/17/14(8)               --      130,000         --       130,000          --        81,738           --
     81,738
------------------------------------------------------------------------------------------------------------------
------------------
Poland - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Poland (Republic of)
Treasury Bills, Zero
Coupon:
20.70%, 1/8/97(6) PLZ           2,360,000           --         --     2,360,000     799,056            --
--      799,056
24.131%, 11/13/96(6) PLZ        2,300,000           --         --     2,300,000     801,216            --
   --      801,216
21.464%, 10/16/96(6) PLZ               --    2,000,000         --     2,000,000          --       706,837
   --      706,837
21.656%, 10/2/96(6) PLZ                --      430,000         --       430,000          --       152,854
--      152,854
                                                                                ----------------------------------------------------
                                                                                   1,600,272      859,691           --    2,459,963
------------------------------------------------------------------------------------------------------------------
------------------
Russia - 0.00%
------------------------------------------------------------------------------------------------------------------
------------------
Russia (Government of)
Interest Nts., 6.547%,
12/29/49(2)(4)                         --      260,000         --       260,000          --       167,294           --
167,294
------------------------------------------------------------------------------------------------------------------
------------------
South Africa - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Eskom Depositary
Receipts, Series E168,
11%, 6/1/08 ZAR                 6,430,000           --         --     6,430,000     1,093,837          --           --
  1,093,837
------------------------------------------------------------------------------------------------------------------
------------------
Spain - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Spain (Kingdom of):
Bonds, Bonos y Obligacion
del Estado, 10.15%,
1/31/06 ESP                            --   39,200,000         --    39,200,000          --       349,431           --
    349,431
Gtd. Bonds, Bonos y
Obligacion del Estado,
10.25%, 11/30/98 ESP                   --   25,800,000         --    25,800,000          --       212,018
  --      212,018
Gtd. Bonds, Bonos y
Obligacion del Estado,
10.30%, 6/15/02 ESP                    --   22,500,000         --    22,500,000          --       197,305
 --      197,305
Gtd. Bonds, Bonos y
Obligacion del Estado,
12.25%, 3/25/00 ESP                    --   17,700,000         --    17,700,000          --       157,405
 --      157,405
                                                                                ----------------------------------------------------
                                                                                         --       916,159           --      916,159
------------------------------------------------------------------------------------------------------------------
------------------
Sweden - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Sweden (Kingdom of)
Bonds:
Series 1030, 13%,
6/15/01 SEK                            --    2,200,000         --     2,200,000          --       414,114           --
  414,114
Series 1033, 10.25%,
5/5/03 SEK                             --      600,000         --       600,000          --       105,220           --
105,220
Series 1034, 9%,
4/20/09 SEK                            --    1,400,000         --     1,400,000          --       233,811           --
  233,811
Series 1035, 6%,
2/9/05 SEK                             --    1,300,000         --     1,300,000          --       179,414           --
  179,414
                                                                                ----------------------------------------------------
                                                                                         --       932,559           --      932,559
------------------------------------------------------------------------------------------------------------------
------------------
Venezuela - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Venezuela (Republic
of):
Disc. Bonds, Series DL,
6.625%, 12/18/07(4)                    --      250,000         --       250,000          --       207,500           --
    207,500
Front-Loaded Interest
Reduction Bonds,
Series A, 6.375%,
3/31/07(4)                             --      100,000         --       100,000          --        84,313           --
84,313
New Money Bonds,
Series A, 6.75%,
12/18/05(4)                            --      250,000         --       250,000          --       208,438           --
208,438
                                                                                ----------------------------------------------------
                                                                                         --       500,251           --      500,251
                                                                                ----------------------------------------------------

Total Foreign Government
Obligations (Cost
$39,944,054, Cost
$14,828,341, Cost
$2,290,334, Combined
$57,062,729)                                                                     42,549,671    15,315,922    3,287,900
61,153,493

=====================================================================
===============================================================
Loan Participations- 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Colombia (Republic of)
1989-1990 Integrated Loan
Facility Bonds, 6.563%,
7/1/01(4)(5)                           --      314,320         --       314,320          --       298,604           --
298,604
------------------------------------------------------------------------------------------------------------------
------------------
Morocco (Kingdom of) Loan
Participation Agreement,
Tranche A, 6.437%,
1/1/09(4)                              --      325,000         --       325,000          --       255,633           --
255,633
------------------------------------------------------------------------------------------------------------------
------------------
Trinidad & Tobago Loan
Participation Agreement,
Tranche A, 1.772%,
9/30/00(4)(5) JPY                      --   44,836,363         --    44,836,363          --       358,288           --
    358,288
------------------------------------------------------------------------------------------------------------------
------------------
United Mexican States,
Combined Facility 3, Loan
Participation Agreement,
Tranche A, 6.563%,
9/20/97(4)(5)                          --       66,720         --        66,720          --        59,256           --
59,256
                                                                                ----------------------------------------------------

Total Loan Participation
(Cost $969,966)                                                                          --       971,781           --      971,781

=====================================================================
===============================================================
Non-Convertible
Corporate Bonds
and Notes - 7.6%
------------------------------------------------------------------------------------------------------------------
------------------
Basic Materials - 1.1%
------------------------------------------------------------------------------------------------------------------
------------------
Chemicals - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
NL Industries, Inc.,
11.75% Sr. Sec. Nts.,
10/15/03                               --      200,000         --       200,000          --       211,000           --
211,000
------------------------------------------------------------------------------------------------------------------
------------------
Quantum Chemical Corp.,
10.375% First Mtg. Nts.,
6/1/03                            500,000           --         --       500,000     546,146            --           --
546,146
------------------------------------------------------------------------------------------------------------------
------------------
Viridian, Inc., 9.75%
Nts., 4/1/03                      750,000           --         --       750,000     780,000            --           --
780,000
                                                                                ----------------------------------------------------
                                                                                  1,326,146       211,000           --    1,537,146
------------------------------------------------------------------------------------------------------------------
------------------
Metals - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Kaiser Aluminum &
Chemical Corp., 12.75%
Sr. Sub. Nts., 2/1/03             500,000           --         --       500,000     545,000            --           --
  545,000
------------------------------------------------------------------------------------------------------------------
------------------
UCAR Global Enterprises,
Inc., 12% Sr. Sub. Nts.,
1/15/05                                --      100,000         --       100,000          --       114,750           --
114,750
                                                                                ----------------------------------------------------
                                                                                    545,000       114,750           --      659,750
------------------------------------------------------------------------------------------------------------------
------------------
Paper - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Gaylord Container Corp.,
12.75% Sr. Sub. Disc.
Debs., 5/15/05                    750,000           --         --       750,000     826,875            --           --
826,875
------------------------------------------------------------------------------------------------------------------
------------------
Repap New Brunswick,
Inc., 8.937% First
Priority Sr. Sec.
Nts., 7/15/00(4)                       --      200,000         --       200,000          --      200,000            --
200,000
------------------------------------------------------------------------------------------------------------------
------------------
Repap Wisconsin, Inc.,
9.875% Second Priority
Sr. Nts., 5/1/06                1,000,000           --         --     1,000,000     985,000           --            --
 985,000
------------------------------------------------------------------------------------------------------------------
------------------
Riverwood International
Corp.:
10.875% Sr. Sub. Nts.,
4/1/08                          1,000,000           --         --     1,000,000     990,000            --           --
990,000
10.25% Sr. Nts., 4/1/06                --      300,000         --       300,000          --       303,000           --
    303,000
------------------------------------------------------------------------------------------------------------------
------------------
SD Warren Co., 12% Sr.
Sub. Nts., Series B,
12/15/04                        1,000,000           --         --     1,000,000   1,083,750            --           --
1,083,750
------------------------------------------------------------------------------------------------------------------
------------------
Stone Container Corp.,
10.75% First Mtg. Nts.,
10/1/02                                --      200,000         --       200,000          --       210,500           --
210,500
------------------------------------------------------------------------------------------------------------------
------------------
Tembec Finance Corp.,
9.875% Gtd. Sr. Nts.,
9/30/05                           500,000           --         --       500,000     485,000            --           --
485,000
                                                                                ----------------------------------------------------
                                                                                  4,370,625       713,500           --    5,084,125
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Cyclicals - 2.5%
------------------------------------------------------------------------------------------------------------------
------------------
Autos & Housing - 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
Blue Bell Funding, Inc.,
11.85% Sec.
Extendible Adjustable Rate
Nts., 5/1/99                           --      396,000         --       396,000          --       397,980           --
397,980
------------------------------------------------------------------------------------------------------------------
------------------
Hovnanian K. Enterprises,
Inc., 11.25% Sub. Gtd.
Nts., 4/15/02                     725,000           --         --       725,000     712,312            --           --
712,312
------------------------------------------------------------------------------------------------------------------
------------------
Lear Corp., 9.50% Sub.
Nts., 7/15/06                   1,000,000           --         --     1,000,000   1,047,500            --           --
1,047,500
------------------------------------------------------------------------------------------------------------------
------------------
Penda Corp., 10.75%
Sr. Nts., Series B,
3/1/04                                 --      150,000         --       150,000          --       146,250           --
146,250
                                                                                ----------------------------------------------------
                                                                                  1,759,812       544,230           --    2,304,042
------------------------------------------------------------------------------------------------------------------
------------------
Leisure & Entertainment
- 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
American International
Group, Inc., 11.70%
Unsec. Unsub. Bonds,
12/4/01 ITL                            --   95,000,000         --    95,000,000          --        71,778           --
   71,778
------------------------------------------------------------------------------------------------------------------
------------------
Apple South, Inc., 9.75%
Sr. Nts., 6/1/06                  500,000           --         --       500,000     495,000            --           --
495,000
------------------------------------------------------------------------------------------------------------------
------------------
Gillett Holdings, Inc.,
12.25% Sr. Sub. Nts.,
Series A, 6/30/02(5)              213,908      160,431         --       374,339     223,266       167,450
    --      390,716
------------------------------------------------------------------------------------------------------------------
------------------
Imax Corp., 7% Sr.
Nts., 3/1/01(8)                        --      320,000         --       320,000          --       313,600           --
313,600
------------------------------------------------------------------------------------------------------------------
------------------
Trump Atlantic City
Associates/Trump
Atlantic City Funding,
Inc., 11.25% First Mtg.
Nts., 5/1/06                           --      100,000         --       100,000          --        99,250           --
99,250
                                                                                ----------------------------------------------------
                                                                                    718,266       652,078           --    1,370,344
------------------------------------------------------------------------------------------------------------------
------------------
Media - 1.6%
------------------------------------------------------------------------------------------------------------------
------------------
American Telecasting,
Inc., 0%/14.50% Sr. Disc.
Nts., 6/15/04 (9)                      --      100,316         --       100,316          --        75,488           --
75,488
------------------------------------------------------------------------------------------------------------------
------------------
Australis Media Ltd.,
Units (each unit
consists of $1,000
principal amount of
0%/14% sr. sub. disc.
nts., 5/15/03 and one
warrant to purchase
57.721 ordinary shares)
(9)(10)                                --      200,000         --       200,000          --       121,000           --
121,000
------------------------------------------------------------------------------------------------------------------
------------------
Bell & Howell Co. (New),
0%/11.50% Sr. Disc.
Debs., Series B,
3/1/05(9)                              --      250,000         --       250,000          --       176,250           --
176,250
------------------------------------------------------------------------------------------------------------------
------------------
Bell Cablemedia PLC,
0%/11.95% Sr. Disc.
Nts., 7/15/04(9)                  200,000      500,000         --       700,000     153,500       383,750
 --      537,250
------------------------------------------------------------------------------------------------------------------
------------------
Cablevision Industries
Corp., 9.25% Sr. Debs.,
Series B, 4/1/08                1,000,000            --        --     1,000,000   1,030,000            --           --
 1,030,000
------------------------------------------------------------------------------------------------------------------
------------------
Cablevision Systems
Corp.:
10.75% Sr. Sub.
Debs., 4/1/04                     500,000           --         --       500,000     518,125            --           --
518,125
10.50% Sr. Sub.
Debs., 5/15/16                         --      250,000         --       250,000          --       255,000           --
255,000
------------------------------------------------------------------------------------------------------------------
------------------
EchoStar Communications
Corp., 0%/12.875% Sr.
Disc. Nts., 6/1/04(9)                  --      200,000         --       200,000          --       158,500           --
  158,500
------------------------------------------------------------------------------------------------------------------
------------------
News America Holdings,
Inc., 8.50% Sr. Nts.,
2/15/05                         1,000,000           --         --     1,000,000   1,061,373            --           --
1,061,373
------------------------------------------------------------------------------------------------------------------
------------------
Panamsat LP/Panamsat
Capital Corp., 0%/11.375%
Sr. Sub. Disc. Nts.,
8/1/03(9)                       1,250,000      750,000         --     2,000,000   1,137,500       682,500
 --    1,820,000
------------------------------------------------------------------------------------------------------------------
------------------
Rogers Cablesystems Ltd.,
10% Sr. Sec. Second
Priority Debs., 12/1/07         1,000,000      300,000         --     1,300,000   1,005,000       301,500
        --    1,306,500
------------------------------------------------------------------------------------------------------------------
------------------
SCI Television, Inc.,
11% Sr. Nts., 6/30/05             500,000           --         --       500,000     535,625            --           --
    535,625
------------------------------------------------------------------------------------------------------------------
------------------
Time Warner, Inc.,
7.95% Nts., 2/1/00              1,000,000           --         --     1,000,000   1,028,109            --           --
  1,028,109
------------------------------------------------------------------------------------------------------------------
------------------
TKR Cable I, Inc.,
10.50% Sr. Debs.,
10/30/07                        1,100,000      300,000         --     1,400,000   1,221,967       333,264
 --    1,555,231
------------------------------------------------------------------------------------------------------------------
------------------
United International
Holdings, Inc., Zero
Coupon Sr. Sec. Disc.
Nts., 12.819%,
11/15/99(6)                       550,000           --         --       550,000     385,000            --           --
385,000
                                                                                ----------------------------------------------------
                                                                                  8,076,199     2,487,252           --   10,563,451
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  General - 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
PT Polysindo Eka Perkasa,
Zero Coupon Promissory
Nts., 36.897%,
10/23/96(6) IDR                        --  1,200,000,000       --  1,200,000,000         --       511,932
 --      511,932
------------------------------------------------------------------------------------------------------------------
------------------
Synthetic Industries,
Inc., 12.75% Sr. Sub.
Debs., 12/1/02                    900,000        200,000       --     1,100,000     976,500       217,000
  --    1,193,500
                                                                                ----------------------------------------------------
                                                                                    976,500       728,932           --    1,705,432
------------------------------------------------------------------------------------------------------------------
------------------
Retail: Specialty- 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Cole National Group,
Inc., 11.25% Sr.
Nts., 10/1/01                     500,000           --         --       500,000     534,375            --           --
534,375
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Non-Cyclicals
- 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Food - 0.5%
------------------------------------------------------------------------------------------------------------------
------------------
Grand Union Co., 12%
Sr. Nts., 9/1/04                1,137,000      198,000         --     1,335,000   1,152,634       200,722
   --    1,353,356
------------------------------------------------------------------------------------------------------------------
------------------
Kash 'N Karry Food
Stores, Inc., 11.50%
Sr. Nts., 2/1/03(7)                    --      564,400         --       564,400          --       567,222           --
 567,222
------------------------------------------------------------------------------------------------------------------
------------------
Penn Traffic Co., 11.50%
Sr. Nts., 4/15/06                      --       50,000         --        50,000          --        44,625           --
44,625
------------------------------------------------------------------------------------------------------------------
------------------
Ralph's Grocery Co.:
10.45% Sr. Nts.,
6/15/04                           500,000           --         --       500,000     511,250            --           --
511,250
11% Sr. Sub. Nts.,
6/15/05                           500,000           --         --       500,000     505,625            --           --
505,625
                                                                                ----------------------------------------------------
                                                                                  2,169,509       812,569           --    2,982,078
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Supplies &
Services - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Magellan Health Services,
Inc., 11.25% Sr. Sub.
Nts., Series A, 4/15/04         1,000,000           --         --     1,000,000   1,095,000            --           --
  1,095,000
------------------------------------------------------------------------------------------------------------------
------------------
Multicare Cos., Inc.
(The), 12.50% Sr. Sub.
Nts., 7/1/02                      345,000           --         --       345,000     383,813            --           --
383,813
                                                                                ----------------------------------------------------
                                                                                  1,478,813            --           --    1,478,813
------------------------------------------------------------------------------------------------------------------
------------------
Household Goods - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Coleman Holdings, Inc.,
Zero Coupon Sr. Sec.
Disc. Nts., Series B,
12.09%, 5/27/98(6)              1,000,000           --         --     1,000,000     855,000            --           --
    855,000
------------------------------------------------------------------------------------------------------------------
------------------
Fletcher Challenge
Industries Ltd., 10%
Cv. Sub. Unsec. Nts.,
4/30/05 NZD                            --      70,000          --        70,000          --        50,290           --
50,290
                                                                                ----------------------------------------------------
                                                                                    855,000        50,290           --      905,290
------------------------------------------------------------------------------------------------------------------
------------------
Energy - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Energy Services &
Producers - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Global Marine, Inc.,
12.75% Sr. Sec. Nts.,
12/15/99                          400,000           --         --       400,000     434,000            --           --
434,000
------------------------------------------------------------------------------------------------------------------
------------------
J. Ray McDermott SA,
9.375% Sr. Sub. Bonds,
7/15/06                         1,000,000           --         --     1,000,000   1,022,500            --           --
1,022,500
------------------------------------------------------------------------------------------------------------------
------------------
Maxus Energy Corp.,
11.50% Debs., 11/15/15          1,000,000           --         --     1,000,000   1,045,000            --
 --    1,045,000
------------------------------------------------------------------------------------------------------------------
------------------
Mesa Operating Co.,
10.625% Gtd. Sr. Sub.
Nts., 7/1/06                    1,000,000           --         --     1,000,000   1,056,250            --           --
1,056,250
------------------------------------------------------------------------------------------------------------------
------------------
TransTexas Gas Corp.,
11.50% Sr. Sec. Gtd.
Nts., 6/15/02                   1,000,000           --         --     1,000,000   1,065,000            --           --
1,065,000
------------------------------------------------------------------------------------------------------------------
------------------
Triton Energy Corp.,
Zero Coupon Sr. Sub.
Disc. Nts., 10.394%,
11/1/97(6)                             --      400,000         --       400,000          --       371,000           --
371,000
                                                                                ----------------------------------------------------
                                                                                  4,622,750       371,000           --    4,993,750
------------------------------------------------------------------------------------------------------------------
------------------
Financial - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Banks - 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
Banco Bamerindus do
Brasil SA, 10.50% Debs.,
6/23/97                                --       25,000         --        25,000          --        24,687           --
24,687
------------------------------------------------------------------------------------------------------------------
------------------
Siam City Bank Co. Ltd.,
Zero Coupon Debs.,
11.084%, 10/31/96
(2)(6) THB                             --    2,000,000         --     2,000,000          --        77,981           --
 77,981
                                                                                ----------------------------------------------------
                                                                                         --       102,668           --      102,668
------------------------------------------------------------------------------------------------------------------
------------------
Diversified Financial
- 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Banco del Atlantico SA,
7.875% Eurobonds, 11/5/98              --       50,000         --        50,000          --        48,875
--        48,875
------------------------------------------------------------------------------------------------------------------
------------------
GPA Delaware, Inc., 8.75%
Gtd. Nts., 12/15/98             1,250,000           --         --     1,250,000   1,262,500            --           --
  1,262,500
                                                                                ----------------------------------------------------
                                                                                  1,262,500        48,875           --    1,311,375
------------------------------------------------------------------------------------------------------------------
------------------
Insurance - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Conseco, Inc., 8.125%
Sr. Nts., 2/15/03               1,000,000           --         --     1,000,000   1,023,948            --           --
 1,023,948
------------------------------------------------------------------------------------------------------------------
------------------
Life Partners Group,
Inc.,  12.75% Sr. Sub.
Nts., 7/15/02(11)                      --      300,000         --       300,000          --       328,125           --
 328,125
                                                                                ----------------------------------------------------
                                                                                  1,023,948       328,125           --    1,352,073
------------------------------------------------------------------------------------------------------------------
------------------
Industrial - 0.6%
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Materials
- 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Owens-Illinois, Inc.:
10% Sr. Sub. Nts.,
8/1/02                            500,000           --         --       500,000     521,250            --           --
521,250
11% Sr. Debs., 12/1/03            650,000           --         --       650,000     713,375            --           --
    713,375
                                                                                ----------------------------------------------------
                                                                                  1,234,625            --           --    1,234,625
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Services
- 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
EnviroSource, Inc., 9.75%
Sr. Nts., 6/15/03               1,000,000      200,000         --     1,200,000     955,000       191,000
   --    1,146,000
------------------------------------------------------------------------------------------------------------------
------------------
Grupo Elektra SA de CV,
12.75% Sr. Nts.,
5/15/01(12)                            --      500,000         --       500,000          --       525,000           --
525,000
                                                                                ----------------------------------------------------
                                                                                    955,000       716,000           --    1,671,000
------------------------------------------------------------------------------------------------------------------
------------------
Transportation - 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Transtar Holdings LP/
Transtar Capital Corp.,
0%/13.375% Sr. Disc. Nts.,
Series B, 12/15/03(9)                  --      500,000         --       500,000          --       378,125           --
    378,125
------------------------------------------------------------------------------------------------------------------
------------------
Tribasa Toll Road Trust,
10.50% Nts., Series
1993-A, 12/1/11 (5)                    --      500,000         --       500,000          --       402,500           --
    402,500
                                                                                ----------------------------------------------------
                                                                                         --       780,625           --      780,625
------------------------------------------------------------------------------------------------------------------
------------------
Technology - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Aerospace/Defense - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Communications & Power
Industries, Inc., 12% Sr.
Sub. Nts., Series B,
8/1/05                          1,000,000           --         --     1,000,000   1,092,500            --           --
1,092,500
------------------------------------------------------------------------------------------------------------------
------------------
Unisys Corp., 15% Credit
Sensitive Nts.,
7/1/97(4)                         200,000           --         --       200,000     212,000            --           --
212,000
                                                                                ----------------------------------------------------
                                                                                  1,304,500            --           --    1,304,500
------------------------------------------------------------------------------------------------------------------
------------------
Telecommunications-
Technology - 0.6%
------------------------------------------------------------------------------------------------------------------
------------------
Call-Net Enterprises,
Inc., 0%/13.25% Sr. Disc.
Nts., 12/1/04(9)                       --      200,000         --       200,000          --       156,500           --
156,500
------------------------------------------------------------------------------------------------------------------
------------------
Celcaribe SA, 0%/13.50%
Sr. Sec. Nts.,
3/15/04(5)(9)                          --      350,000         --       350,000          --       282,625           --
282,625
------------------------------------------------------------------------------------------------------------------
------------------
Cellular Communications
International, Inc.,
Zero Coupon Sr. Disc.
Nts., 12.323%, 8/15/00(6)              --      600,000         --       600,000          --       382,500           --
    382,500
------------------------------------------------------------------------------------------------------------------
------------------
Comunicacion Celular SA,
0%/13.125% Sr. Deferred
Coupon Bonds,
11/15/03(9)                            --      300,000         --       300,000          --       186,000           --
186,000
------------------------------------------------------------------------------------------------------------------
------------------
Hyperion Telecommuni-
cations, Inc.:
0%/13% Sr. Disc.
Nts., Series B, 4/15/03
(9)(12)                           500,000           --         --       500,000     307,500            --           --
307,500
0%/13% Sr. Disc. Nts.,
4/15/03 (9)(12)                        --      400,000         --       400,000          --       246,000           --
246,000
------------------------------------------------------------------------------------------------------------------
------------------
IntelCom Group (USA),
Inc.:
0%/12.50% Gtd. Sr. Disc.
Nts., 5/1/06(9)                        --      270,000         --       270,000          --       168,075           --
168,075
0%/13.50% Sr. Disc. Nts.,
9/15/05(9)                             --      100,000         --       100,000          --        67,375           --
67,375
------------------------------------------------------------------------------------------------------------------
------------------
Omnipoint Corp., 11.625%
Sr. Nts., 8/15/06(12)                  --      300,000         --       300,000          --       314,250           --
   314,250
------------------------------------------------------------------------------------------------------------------
------------------
ORBCOMM Global LP/ORBCOMM
Global Capital Corp., 14%
Sr. Nts., 8/15/04(12)                  --      155,000         --       155,000          --       160,037           --
   160,037
------------------------------------------------------------------------------------------------------------------
------------------
PriCellular Wireless
Corp., 0%/12.25% Sr. Sub.
Disc. Nts., 10/1/03(9)          1,000,000           --         --     1,000,000     815,000            --           --
    815,000
------------------------------------------------------------------------------------------------------------------
------------------
PriCellular Wireless
Corp., 0%/14% Sr. Sub.
Disc. Nts., 11/15/01(9)                --      500,000         --       500,000          --       471,250           --
    471,250
------------------------------------------------------------------------------------------------------------------
------------------
Teleport Communications
Group, Inc., 0%/11.125%
Sr. Disc. Nts., 7/1/07(9)              --      400,000         --       400,000          --       258,000           --
    258,000
                                                                                ----------------------------------------------------
                                                                                  1,122,500     2,692,612           --    3,815,112
------------------------------------------------------------------------------------------------------------------
------------------
Utilities - 0.6%
------------------------------------------------------------------------------------------------------------------
------------------
Electric Utilities - 0.5%
------------------------------------------------------------------------------------------------------------------
------------------
CalEnergy Co., Inc.,
0%/10.25% Sr. Disc.
Nts., 1/15/04(9)                       --      450,000         --       450,000          --       460,125           --
460,125
------------------------------------------------------------------------------------------------------------------
------------------
El Paso Electric Co.,
9.40% First Mtg.
Bonds, Series E, 5/1/11                --      250,000         --       250,000          --       258,750           --
    258,750
------------------------------------------------------------------------------------------------------------------
------------------
First PV Funding Corp.,
10.15% Lease Obligation
Bonds, Series 1986B,
1/15/16                         1,000,000      300,000         --     1,300,000   1,057,500       317,250
--    1,374,750
------------------------------------------------------------------------------------------------------------------
------------------
New Zealand Electric
Corp., 10% Debs.,
10/15/01 NZD                           --      330,000         --       330,000          --       245,092           --
  245,092
------------------------------------------------------------------------------------------------------------------
------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts.,
12/28/08                               --      431,034         --       431,034          --       431,573           --
431,573
9.50% Sr. Sec. Nts.,
12/28/08 (12)                          --       86,206         --        86,206          --        86,315           --
86,315
                                                                                ----------------------------------------------------
                                                                                  1,057,500     1,799,105           --    2,856,605
------------------------------------------------------------------------------------------------------------------
------------------
Telephone Utilities- 0.1%
------------------------------------------------------------------------------------------------------------------
------------------
Western Wireless Corp.,
10.50% Sr. Sub. Nts.,
6/1/06                            750,000           --         --       750,000     770,625            --           --
770,625
                                                                                ----------------------------------------------------

Total Non-Convertible
Corporate Bonds and
Notes (Cost $35,105,263,
Cost $12,668,769,
Combined $47,774,032)                                                            36,164,193    13,153,611           --
 49,317,804

=====================================================================
===============================================================
Convertible Corporate
Bonds and Notes - 0.5%
------------------------------------------------------------------------------------------------------------------
------------------
Banco de Colombia, 5.20%
Cv. Jr. Sub. Unsec. Nts.,
2/1/99                                 --       50,000         --        50,000          --        46,500           --       46,500
------------------------------------------------------------------------------------------------------------------
------------------
Capstone Capital Corp.,
10.50% Cv. Sub. Debs.,
4/1/02                                 --      190,000         --       190,000          --       247,475           --
247,475
------------------------------------------------------------------------------------------------------------------
------------------
MEDIQ, Inc., 7.50%
Exchangeable Sub.
Debs., 7/15/03                  1,650,000           --  1,850,000     3,500,000   1,476,750            --
1,655,750    3,132,500
------------------------------------------------------------------------------------------------------------------
------------------
Protection One Alarm
Monitoring, Inc., 6.75%
Cv. Sr. Sub. Nts.,
9/15/03                                --      110,000         --       110,000          --       108,144           --
108,144
                                                                                ----------------------------------------------------

Total Convertible
Corporate Bonds and Notes
(Cost $1,552,096, Cost
$344,794, Cost $1,752,096,
Combined $3,648,989)                                                              1,476,750       402,119    1,655,750
  3,534,619

                                                                                       Shares
=====================================================================
===============================================================
Common Stocks - 66.1%
------------------------------------------------------------------------------------------------------------------
------------------
Basic Materials - 3.8%
------------------------------------------------------------------------------------------------------------------
------------------
Chemicals - 2.2%
------------------------------------------------------------------------------------------------------------------
------------------
Agrium, Inc.                       80,000           --     87,100       167,100   1,086,250            --    1,182,655
  2,268,905
------------------------------------------------------------------------------------------------------------------
------------------
Bayer AG, Sponsored ADR            90,000           --    170,000       260,000   3,304,341            --
 6,241,533    9,545,874
------------------------------------------------------------------------------------------------------------------
------------------
Georgia Gulf Corp.                     --           --     22,100        22,100          --            --      660,237
  660,237
------------------------------------------------------------------------------------------------------------------
------------------
Morton International,
Inc.                                   --       24,000         --        24,000          --       954,000           --      954,000
------------------------------------------------------------------------------------------------------------------
------------------
Union Carbide Corp.                    --       18,000         --        18,000          --       821,250           --
   821,250
                                                                                ----------------------------------------------------
                                                                                  4,390,591     1,775,250    8,084,425
14,250,266
------------------------------------------------------------------------------------------------------------------
------------------
Metals - 0.7%
------------------------------------------------------------------------------------------------------------------
------------------
Brush Wellman, Inc.                72,300           --    151,400       223,700   1,391,775            --
2,914,450    4,306,225
------------------------------------------------------------------------------------------------------------------
------------------
Paper - 0.9%
------------------------------------------------------------------------------------------------------------------
------------------
Aracruz Celulose SA,
Sponsored ADR, Cl. B               99,000           --    165,000       264,000     866,250            --
1,443,750    2,310,000
------------------------------------------------------------------------------------------------------------------
------------------
MacMillan Bloedel Ltd.                 --           --     90,323        90,323          --            --    1,223,280
  1,223,280
------------------------------------------------------------------------------------------------------------------
------------------
MacMillan Bloedel Ltd.                 --           --      4,900         4,900          --            --       65,537
   65,537
------------------------------------------------------------------------------------------------------------------
------------------
Stone Container Corp.              54,200           --     84,800       139,000     846,875            --
1,325,000    2,171,875
                                                                                ----------------------------------------------------
                                                                                  1,713,125            --    4,057,567    5,770,692
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Cyclicals-12.0%
------------------------------------------------------------------------------------------------------------------
------------------
Autos & Housing - 1.2%
------------------------------------------------------------------------------------------------------------------
------------------
Capstone Capital Corp.                 --          260          --          260          --         5,460           --
5,460
------------------------------------------------------------------------------------------------------------------
------------------
Chromcraft Revington,
Inc.(13)                               --           --      18,500       18,500          --            --      464,812
464,812
------------------------------------------------------------------------------------------------------------------
------------------
Duracell International,
Inc.                               16,000           --      22,000       38,000   1,026,000            --    1,410,750
2,436,750
------------------------------------------------------------------------------------------------------------------
------------------
Fleetwood Enterprises,
Inc.                                   --      42,000           --       42,000          --     1,291,500           --
1,291,500
------------------------------------------------------------------------------------------------------------------
------------------
General Motors Corp.               18,000          --       26,000       44,000     864,000            --
1,248,000    2,112,000
------------------------------------------------------------------------------------------------------------------
------------------
IRSA Inversiones y
Representaciones, SA              193,056          --      214,506      407,562     563,796            --
626,438    1,190,234
                                                                                ----------------------------------------------------
                                                                                  2,453,796     1,296,960    3,750,000
7,500,756
------------------------------------------------------------------------------------------------------------------
------------------
Leisure & Entertainment
-6.0%
------------------------------------------------------------------------------------------------------------------
------------------
Alaska Air Group,
Inc.(13)                           77,000           --     97,000       174,000   1,645,875            --    2,073,375
  3,719,250
------------------------------------------------------------------------------------------------------------------
------------------
AMR Corp.(13)(14)(16)              17,600       22,000     25,400        65,000   1,401,400     1,751,750
  2,022,475    5,175,625
------------------------------------------------------------------------------------------------------------------
------------------
Carnival Corp., Cl. A              43,800           --     30,800        74,600   1,357,800            --
954,800    2,312,600
------------------------------------------------------------------------------------------------------------------
------------------
Circus Circus Enterprises,
Inc.(13)                           18,000           --     35,000        53,000     636,750            --    1,238,125
  1,874,875
------------------------------------------------------------------------------------------------------------------
------------------
Cracker Barrel Old
Country Store, Inc.                55,300           --     90,800       146,100   1,251,162            --
2,054,350    3,305,512
------------------------------------------------------------------------------------------------------------------
------------------
Delta Air Lines, Inc.                  --       16,000         --        16,000          --     1,152,000           --
1,152,000
------------------------------------------------------------------------------------------------------------------
------------------
Disney (Walt) Co.                      --           --     13,000        13,000          --            --      823,875
 823,875
------------------------------------------------------------------------------------------------------------------
------------------
Eastman Kodak Co.                  22,000           --     28,000        50,000   1,727,000            --
2,198,000    3,925,000
------------------------------------------------------------------------------------------------------------------
------------------
International Game
Technology                         68,000           --     61,700       129,700   1,394,000            --    1,264,850
  2,658,850
------------------------------------------------------------------------------------------------------------------
------------------
King World Productions,
Inc.(13)                           27,000           --     56,500        83,500     995,625            --    2,083,437
  3,079,062
------------------------------------------------------------------------------------------------------------------
------------------
Mattel, Inc.                       39,437           --     76,093       115,530   1,020,432            --    1,968,906
  2,989,338
------------------------------------------------------------------------------------------------------------------
------------------
Nintendo Co. Ltd.                      --           --     45,000        45,000          --            --    2,888,888
2,888,888
------------------------------------------------------------------------------------------------------------------
------------------
Outback Steakhouse,
Inc.(13)                            2,400           --         --         2,400      57,900            --           --       57,900
------------------------------------------------------------------------------------------------------------------
------------------
Shangri-La Asia Ltd.              550,000           --    725,000     1,275,000     732,573            --
965,664    1,698,237
------------------------------------------------------------------------------------------------------------------
------------------
Shimano, Inc.                      54,000           --     82,000       136,000   1,003,636            --    1,524,040
  2,527,676
------------------------------------------------------------------------------------------------------------------
------------------
U S West Media Group(13)           47,000           --         --        47,000     793,125            --
--      793,125
                                                                                ----------------------------------------------------
                                                                                 14,017,278     2,903,750   22,060,785
38,981,813
------------------------------------------------------------------------------------------------------------------
------------------
Media - 2.0%
------------------------------------------------------------------------------------------------------------------
------------------
Comcast Corp., Cl. A
Special                           112,800           --    171,600       284,400   1,734,300            --    2,638,350
  4,372,650
------------------------------------------------------------------------------------------------------------------
------------------
Dow Jones & Co., Inc.              21,000           --     30,000        51,000     777,000            --
1,110,000    1,887,000
------------------------------------------------------------------------------------------------------------------
------------------
EchoStar Communications
Corp., Cl. A(13)                       --          900         --           900          --        24,525           --
24,525
------------------------------------------------------------------------------------------------------------------
------------------
South China Morning
Post Holdings Ltd.              1,440,000           --  2,400,000     3,840,000   1,070,733            --
1,784,556    2,855,289
------------------------------------------------------------------------------------------------------------------
------------------
Time Warner, Inc.                  30,000           --     45,000        75,000   1,158,750            --
1,738,125    2,896,875
------------------------------------------------------------------------------------------------------------------
------------------
U S West Media Group                   --           --     65,000        65,000          --            --    1,096,875
  1,096,875
                                                                                ----------------------------------------------------
                                                                                  4,740,783        24,525    8,367,906
13,133,214
------------------------------------------------------------------------------------------------------------------
------------------
Retail:  General - 1.6%
------------------------------------------------------------------------------------------------------------------
------------------
Cone Mills Corp.(13)              161,500           --    268,000       429,500   1,271,812            --
2,110,500    3,382,312
------------------------------------------------------------------------------------------------------------------
------------------
Donna Karan Interna-
tional, Inc.(13)                   44,500           --     54,500        99,000   1,017,937            --    1,246,687
  2,264,624
------------------------------------------------------------------------------------------------------------------
------------------
Price/Costco, Inc.(13)             54,300           --     73,100       127,400   1,113,150            --
1,498,550    2,611,700
------------------------------------------------------------------------------------------------------------------
------------------
Russell Corp.                          --       36,000         --        36,000          --     1,161,000           --
1,161,000
------------------------------------------------------------------------------------------------------------------
------------------
Wal-Mart Stores, Inc.                  --           --     32,900        32,900          --            --      867,737
  867,737
                                                                                ----------------------------------------------------
                                                                                  3,402,899     1,161,000    5,723,474
10,287,373
------------------------------------------------------------------------------------------------------------------
------------------
Retail: Specialty - 1.2%
------------------------------------------------------------------------------------------------------------------
------------------
General Nutrition Cos.,
Inc.                                   --           --     70,000        70,000          --            --    1,229,375
1,229,375
------------------------------------------------------------------------------------------------------------------
------------------
Gymboree Corp.(13)
(14)(16)                           33,000           --     60,000        93,000   1,002,375            --    1,822,500
  2,824,875
------------------------------------------------------------------------------------------------------------------
------------------
Toys 'R' Us, Inc.
(13)(14)(16)                       32,600           --     69,200       101,800     949,475            --    2,015,450
  2,964,925
------------------------------------------------------------------------------------------------------------------
------------------
Tractor Supply Co.                     --           --     25,000        25,000          --            --      534,375
 534,375
                                                                                ----------------------------------------------------
                                                                                  1,951,850            --    5,601,700    7,553,550
------------------------------------------------------------------------------------------------------------------
------------------
Consumer Non-
Cyclicals - 11.0%
------------------------------------------------------------------------------------------------------------------
------------------
Beverages - 0.5%
------------------------------------------------------------------------------------------------------------------
------------------
Guinness PLC                      144,000           --    182,000       326,000   1,029,967            --
1,301,764    2,331,731
------------------------------------------------------------------------------------------------------------------
------------------
PepsiCo, Inc.                          --       26,000         --        26,000          --       734,500           --
734,500
------------------------------------------------------------------------------------------------------------------
------------------
Whitman Corp.                      11,500           --     11,300        22,800     265,938            --      261,312
    527,250
                                                                                ----------------------------------------------------
                                                                                  1,295,905       734,500    1,563,076
3,593,481
------------------------------------------------------------------------------------------------------------------
------------------
Food - 1.6%
------------------------------------------------------------------------------------------------------------------
------------------
Chiquita Brands Interna-
tional, Inc.                       45,000           --     38,249        83,249     551,250            --      468,550
 1,019,800
------------------------------------------------------------------------------------------------------------------
------------------
Groupe Danone                       3,707           --      6,841        10,548     541,550            --      999,392
  1,540,942
------------------------------------------------------------------------------------------------------------------
------------------
IBP, Inc.(14)(16)                  27,000           --     31,500        58,500     627,750            --      732,375
  1,360,125
------------------------------------------------------------------------------------------------------------------
------------------
Nestle SA, Sponsored ADR           20,000           --     40,000        60,000   1,115,232            --
2,230,464    3,345,696
------------------------------------------------------------------------------------------------------------------
------------------
Sara Lee Corp.                     30,000           --     58,000        88,000   1,072,500            --    2,073,500
  3,146,000
                                                                                ----------------------------------------------------
                                                                                  3,908,282            --    6,504,281   10,412,563
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Drugs - 5.0%
------------------------------------------------------------------------------------------------------------------
------------------
Abbott Laboratories                20,000           --     27,000        47,000     985,000            --
1,329,750    2,314,750
------------------------------------------------------------------------------------------------------------------
------------------
American Home Products
Corp.                              15,400           --     22,800        38,200     981,750            --    1,453,500
 2,435,250
------------------------------------------------------------------------------------------------------------------
------------------
Astra AB Free, Series A            23,000           --     32,000        55,000     971,240            --
1,351,290    2,322,530
------------------------------------------------------------------------------------------------------------------
------------------
Bristol-Myers Squibb
Co.(14)(16)                        21,400           --     45,600        67,000   2,062,425            --    4,394,700
  6,457,125
------------------------------------------------------------------------------------------------------------------
------------------
Ciba-Geigy AG                       2,275           --      2,825         5,100   2,911,013            --    3,614,774
  6,525,787
------------------------------------------------------------------------------------------------------------------
------------------
Genzyme Corp.(13)                  42,000           --     65,500       107,500   1,071,000            --
1,670,250    2,741,250
------------------------------------------------------------------------------------------------------------------
------------------
Johnson & Johnson                  36,800       22,000     38,600        97,400   1,886,000     1,127,500
  1,978,250    4,991,750
------------------------------------------------------------------------------------------------------------------
------------------
Mylan Laboratories,
Inc.                               45,800           --     66,600       112,400     784,325            --    1,140,525
1,924,850
------------------------------------------------------------------------------------------------------------------
------------------
SmithKline Beecham PLC,
ADR                                16,000           --     25,600        41,600     974,000            --    1,558,400
  2,532,400
                                                                                ----------------------------------------------------
                                                                                 12,626,753     1,127,500   18,491,439
32,245,692
------------------------------------------------------------------------------------------------------------------
------------------
Healthcare/Supplies
& Services - 1.6%
------------------------------------------------------------------------------------------------------------------
------------------
Biomet, Inc.(13)                       --           --     45,000        45,000          --            --      736,875
736,875
------------------------------------------------------------------------------------------------------------------
------------------
Manor Care, Inc.(14)(16)           21,600           --     30,770        52,370     828,900            --
1,180,799    2,009,699
------------------------------------------------------------------------------------------------------------------
------------------
Medtronic, Inc.(14)(16)            19,800           --     20,000        39,800   1,269,675            --
1,282,500    2,552,175
------------------------------------------------------------------------------------------------------------------
------------------
Nellcor Puritan
Bennett, Inc.(13)                  36,000           --     50,000        86,000     792,000            --    1,100,000
  1,892,000
------------------------------------------------------------------------------------------------------------------
------------------
Sofamor Danek Group,
Inc.(13)(16)                           --           --     22,000        22,000          --            --      679,250
679,250
------------------------------------------------------------------------------------------------------------------
------------------
WellPoint Health
Networks, Inc.(13)                 30,009           --     40,000        70,009     975,293            --
1,300,000    2,275,293
                                                                                ----------------------------------------------------
                                                                                  3,865,868            --    6,279,424   10,145,292
------------------------------------------------------------------------------------------------------------------
------------------
Household Goods - 1.0%
------------------------------------------------------------------------------------------------------------------
------------------
Kimberly-Clark Corp.                9,800           --     13,100        22,900     863,625            --
1,154,437    2,018,062
------------------------------------------------------------------------------------------------------------------
------------------
Procter & Gamble Co.               12,000           --     15,400        27,400   1,170,000            --
1,501,500    2,671,500
------------------------------------------------------------------------------------------------------------------
------------------
Wella AG                            1,350           --      1,750         3,100     812,515            --    1,053,260
  1,865,775
                                                                                ----------------------------------------------------
                                                                                  2,846,140            --    3,709,197    6,555,337
------------------------------------------------------------------------------------------------------------------
------------------
Tobacco - 1.3%
------------------------------------------------------------------------------------------------------------------
------------------
Philip Morris Cos., Inc.           20,600       11,000     54,300        85,900   1,848,850       987,250
4,873,425    7,709,525
------------------------------------------------------------------------------------------------------------------
------------------
UST, Inc.                              --       31,000         --        31,000          --       918,375           --
918,375
                                                                                ----------------------------------------------------
                                                                                  1,848,850     1,905,625    4,873,425
8,627,900
------------------------------------------------------------------------------------------------------------------
------------------
Energy - 4.9%
------------------------------------------------------------------------------------------------------------------
------------------
Energy Services &
Producers - 0.9%
------------------------------------------------------------------------------------------------------------------
------------------
Kerr-McGee Corp.                    9,000           --     13,000        22,000     547,875            --
791,375    1,339,250
------------------------------------------------------------------------------------------------------------------
------------------
Landmark Graphics
Corp.(13)                          28,600           --     35,500        64,100     840,125            --    1,042,812
  1,882,937
------------------------------------------------------------------------------------------------------------------
------------------
Weatherford Enterra,
Inc.(13)                           27,000           --     34,000        61,000     739,125            --      930,750
 1,669,875
------------------------------------------------------------------------------------------------------------------
------------------
Western Atlas, Inc.(13)                --           --     20,000        20,000          --            --    1,245,000
  1,245,000
                                                                                ----------------------------------------------------
                                                                                  2,127,125            --    4,009,937    6,137,062
------------------------------------------------------------------------------------------------------------------
------------------
Oil-Integrated - 4.0%
------------------------------------------------------------------------------------------------------------------
------------------
Atlantic Richfield Co.             13,500           --     19,500        33,000   1,721,250            --
2,486,250    4,207,500
------------------------------------------------------------------------------------------------------------------
------------------
Enterprise Oil PLC                 90,000           --    118,000       208,000     768,254            --
1,007,267    1,775,521
------------------------------------------------------------------------------------------------------------------
------------------
Louisiana Land &
Exploration Co.                    12,000           --     20,000        32,000     631,500            --    1,052,500
  1,684,000
------------------------------------------------------------------------------------------------------------------
------------------
Phillips Petroleum Co.                 --       29,000         --        29,000           --    1,239,750           --
  1,239,750
------------------------------------------------------------------------------------------------------------------
------------------
Royal Dutch Petroleum Co.           6,300           --      9,500        15,800      983,588           --
1,483,188    2,466,776
------------------------------------------------------------------------------------------------------------------
------------------
Saga Petroleum AS, Cl. B           63,000           --     82,000       145,000      925,397           --
1,204,485    2,129,882
------------------------------------------------------------------------------------------------------------------
------------------
Total SA, Sponsored ADR            17,800           --     52,680        70,480      696,425           --
2,061,105    2,757,530
------------------------------------------------------------------------------------------------------------------
------------------
Unocal Corp.                       50,000       35,000     95,000       180,000    1,800,000    1,260,000
3,420,000    6,480,000
------------------------------------------------------------------------------------------------------------------
------------------
USX-Marathon Group                     --       57,000         --        57,000           --    1,232,625
--    1,232,625
------------------------------------------------------------------------------------------------------------------
------------------
YPF SA, Cl. D, ADR                 35,000           --     43,500        78,500      800,625           --
995,063    1,795,688
------------------------------------------------------------------------------------------------------------------
------------------
Yukong Ltd., GDR(12)                   --           --     39,500        39,500           --           --      259,219
    259,219
------------------------------------------------------------------------------------------------------------------
------------------
Yukong Ltd., GDR                       --           --      1,438         1,438           --           --        9,437
  9,437
------------------------------------------------------------------------------------------------------------------
------------------
Yukong Ltd., GDR                       --           --      3,294         3,294           --           --       21,617
  21,617
                                                                                ----------------------------------------------------
                                                                                   8,327,039    3,732,375   14,000,131
26,059,545
------------------------------------------------------------------------------------------------------------------
------------------
Financial - 10.4%
------------------------------------------------------------------------------------------------------------------
------------------
Banks - 5.8%
------------------------------------------------------------------------------------------------------------------
------------------
Akbank T.A.S.                   1,995,500           --  2,661,250     4,656,750      204,215           --
272,347      476,562
------------------------------------------------------------------------------------------------------------------
------------------
Banco Frances del
Rio de la Plata SA                 81,675           --    109,900       191,575      710,663           --
956,252    1,666,915
------------------------------------------------------------------------------------------------------------------
------------------
BankAmerica Corp.                      --        15,000        --        15,000           --    1,231,875           --
  1,231,875
------------------------------------------------------------------------------------------------------------------
------------------
Chase Manhattan Corp.
(New)(14)(16)                      90,000            --   100,000       190,000    7,211,250           --
8,012,500   15,223,750
------------------------------------------------------------------------------------------------------------------
------------------
Citicorp(14)(16)                    9,900            --    16,000        25,900      897,188           --    1,450,000
  2,347,188
------------------------------------------------------------------------------------------------------------------
------------------
Deutsche Bank,
Sponsored ADR                      22,500            --    60,000        82,500    1,060,634           --
2,828,358    3,888,992
------------------------------------------------------------------------------------------------------------------
------------------
NationsBank Corp.(14)(16)          65,200        14,000    72,200       151,400    5,664,250    1,216,250
  6,272,375   13,152,875
                                                                                ----------------------------------------------------
                                                                                  15,748,200    2,448,125   19,791,832
37,988,157
------------------------------------------------------------------------------------------------------------------
------------------
Diversified Financial
- 2.2%
------------------------------------------------------------------------------------------------------------------
------------------
American Express Co.               29,000           --     48,000        77,000   1,341,250            --
2,220,000    3,561,250
------------------------------------------------------------------------------------------------------------------
------------------
Dean Witter, Discover
& Co.                              14,000        3,000     20,000        37,000     770,000       165,000
1,100,000    2,035,000
------------------------------------------------------------------------------------------------------------------
------------------
Federal Home Loan
Mortgage Corp.                      8,600       13,000      9,700        31,300     841,725     1,272,375
949,388    3,063,488
------------------------------------------------------------------------------------------------------------------
------------------
Federal National
Mortgage Assn.                         --       27,000         --        27,000          --       941,625           --
941,625
------------------------------------------------------------------------------------------------------------------
------------------
Green Tree
Financial Corp.                        --       36,000         --        36,000          --     1,413,000           --
1,413,000
------------------------------------------------------------------------------------------------------------------
------------------
Merrill Lynch &
Co., Inc.                              --       19,000         --        19,000          --     1,246,875           --
1,246,875
------------------------------------------------------------------------------------------------------------------
------------------
Morgan Stanley
Group, Inc.                            --       10,000         --        10,000          --       497,500           --
497,500
------------------------------------------------------------------------------------------------------------------
------------------
Salomon, Inc.                          --       27,000         --        27,000          --     1,231,875           --
1,231,875
                                                                                ----------------------------------------------------
                                                                                  2,952,975     6,768,250    4,269,388
13,990,613
------------------------------------------------------------------------------------------------------------------
------------------
Insurance - 2.4%
------------------------------------------------------------------------------------------------------------------
------------------
ACE Ltd.                           20,000           --     27,000        47,000   1,057,500            --    1,427,625
  2,485,125
------------------------------------------------------------------------------------------------------------------
------------------
American International
Group, Inc.(14)(16)                 8,100           --     13,700        21,800     816,075            --    1,380,275
  2,196,350
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.(14)(16)          36,000           --     48,800        84,800   2,286,000            --
3,098,800    5,384,800
------------------------------------------------------------------------------------------------------------------
------------------
Cigna Corp.                            --       10,000         --        10,000          --     1,198,750           --
1,198,750
------------------------------------------------------------------------------------------------------------------
------------------
Loews Corp.                            --       13,000         --        13,000          --     1,005,875           --
1,005,875
------------------------------------------------------------------------------------------------------------------
------------------
Skandia Forsakrings AB             27,000           --     40,000        67,000     747,206            --
1,106,972    1,854,178
------------------------------------------------------------------------------------------------------------------
------------------
UNUM Corp.                         12,000           --     17,000        29,000     769,500            --
1,090,125    1,859,625
                                                                                ----------------------------------------------------
                                                                                  5,676,281     2,204,625    8,103,797
15,984,703
------------------------------------------------------------------------------------------------------------------
------------------
Industrial - 7.1%
------------------------------------------------------------------------------------------------------------------
------------------
Electrical Equipment - 0.6%
------------------------------------------------------------------------------------------------------------------
------------------
General Electric Co.               13,400           --     31,600        45,000   1,219,400            --
2,875,600    4,095,000
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Materials - 1.6%
------------------------------------------------------------------------------------------------------------------
------------------
Equitable Bag, Inc.(5)(13)             --        1,861         --         1,861          --         4,653           --
   4,653
------------------------------------------------------------------------------------------------------------------
------------------
Insituform Technologies,
Cl. A(13)                              --           --     82,300        82,300          --            --      658,400
658,400
------------------------------------------------------------------------------------------------------------------
------------------
Interpool, Inc.                        --           --     27,900        27,900          --            --      585,900
585,900
------------------------------------------------------------------------------------------------------------------
------------------
Owens Corning                      54,000           --     77,000       131,000   1,991,250            --
2,839,375    4,830,625
------------------------------------------------------------------------------------------------------------------
------------------
Rubbermaid, Inc.                   25,300           --     33,000        58,300     619,850            --      808,500
  1,428,350
------------------------------------------------------------------------------------------------------------------
------------------
Wolverine Tube, Inc.(13)           23,500           --     41,700        65,200   1,010,500            --
1,793,100    2,803,600
                                                                                ----------------------------------------------------
                                                                                  3,621,600         4,653    6,685,275   10,311,528
------------------------------------------------------------------------------------------------------------------
------------------
Industrial Services - 0.2%
------------------------------------------------------------------------------------------------------------------
------------------
Ecolab, Inc.                           --           --     35,400        35,400          --            --    1,194,750
1,194,750
------------------------------------------------------------------------------------------------------------------
------------------
Manufacturing - 2.5%
------------------------------------------------------------------------------------------------------------------
------------------
AGCO Corp.                         32,400           --     42,000        74,400     826,200            --    1,071,000
  1,897,200
------------------------------------------------------------------------------------------------------------------
------------------
Citic Pacific Ltd.                     --           --    214,000       214,000          --            --      968,574
968,574
------------------------------------------------------------------------------------------------------------------
------------------
Dover Corp.                            --        4,000         --         4,000          --       191,000           --
191,000
------------------------------------------------------------------------------------------------------------------
------------------
Hutchison Whampoa Ltd.                 --           --    132,000       132,000          --            --      887,622
    887,622
------------------------------------------------------------------------------------------------------------------
------------------
Mannesmann AG                       3,500           --      6,000         9,500   1,312,100            --
2,249,314    3,561,414
------------------------------------------------------------------------------------------------------------------
------------------
Pacific Dunlop Ltd.               333,000           --    476,000       809,000     690,320            --
986,764    1,677,084
------------------------------------------------------------------------------------------------------------------
------------------
Tenneco, Inc.                      38,000           --     83,000       121,000   1,904,750            --    4,160,375
  6,065,125
------------------------------------------------------------------------------------------------------------------
------------------
Westinghouse Air Brake Co.         42,600           --     60,200       102,800     479,250            --
677,250    1,156,500
                                                                                ----------------------------------------------------
                                                                                  5,212,620       191,000   11,000,899
16,404,519
------------------------------------------------------------------------------------------------------------------
------------------
Transportation - 2.2%
------------------------------------------------------------------------------------------------------------------
------------------
Airborne Freight Corp.                 --           --     44,000        44,000          --            --      940,500
   940,500
------------------------------------------------------------------------------------------------------------------
------------------
Burlington Northern
Santa Fe Corp.                     24,500           --     57,400        81,900   2,067,188            --    4,843,125
  6,910,313
------------------------------------------------------------------------------------------------------------------
------------------
Canadian National Railway
Co.                                27,000           --     38,000        65,000     554,949            --      781,040
1,335,989
------------------------------------------------------------------------------------------------------------------
------------------
CSX Corp.                              --       24,000         --        24,000          --     1,212,000           --
1,212,000
------------------------------------------------------------------------------------------------------------------
------------------
Stolt-Nielsen SA                   58,200           --    116,000       174,200     909,375            --
1,812,500    2,721,875
------------------------------------------------------------------------------------------------------------------
------------------
Stolt-Nielsen SA,
Sponsored ADR                      25,650           --     58,000        83,650     400,781            --
906,250    1,307,031
                                                                                ----------------------------------------------------
                                                                                  3,932,293     1,212,000    9,283,415
14,427,708
------------------------------------------------------------------------------------------------------------------
------------------
Technology - 14.5%
------------------------------------------------------------------------------------------------------------------
------------------
Aerospace/Defense - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Rockwell International
Corp.                              15,000           --     35,000        50,000     845,625            --    1,973,125
 2,818,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Hardware - 3.0%
------------------------------------------------------------------------------------------------------------------
------------------
Compaq Computer
Corp.(13)                              --       18,000         --        18,000          --     1,154,250           --
1,154,250
------------------------------------------------------------------------------------------------------------------
------------------
Data General Corp.(13)                 --      110,000         --       110,000          --     1,540,000           --
  1,540,000
------------------------------------------------------------------------------------------------------------------
------------------
Digital Equipment
Corp.(13)(14)(16)                  17,000           --     24,000        41,000     607,750            --      858,000
  1,465,750
------------------------------------------------------------------------------------------------------------------
------------------
International Business
Machines Corp.                     12,300        9,000     17,400        38,700   1,531,350     1,120,500
2,166,300    4,818,150
------------------------------------------------------------------------------------------------------------------
------------------
Moore Corp. Ltd.                   40,000           --     69,400       109,400     735,000            --
1,275,225    2,010,225
------------------------------------------------------------------------------------------------------------------
------------------
Optical Data Systems,
Inc.                                   --           --     44,000        44,000          --            --      748,000      748,000
------------------------------------------------------------------------------------------------------------------
------------------
Xerox Corp.(14)(16)                30,000           --    111,000       141,000   1,608,750            --
5,952,375    7,561,125
                                                                                ----------------------------------------------------
                                                                                  4,482,850     3,814,750   10,999,900
19,297,500
------------------------------------------------------------------------------------------------------------------
------------------
Computer Software - 4.3%
------------------------------------------------------------------------------------------------------------------
------------------
America Online, Inc.(13)           23,600           --     33,200        56,800     840,750            --
1,182,750    2,023,500
------------------------------------------------------------------------------------------------------------------
------------------
American Software, Inc.                --           --     50,000        50,000          --            --      331,250
    331,250
------------------------------------------------------------------------------------------------------------------
------------------
Business Objects SA,
Sponsored ADR(13)                  50,000           --     50,000       100,000     962,500            --
962,500    1,925,000
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates
International,
Inc.(14)(16)                       54,300           --     66,150       120,450   3,244,425            --    3,952,463
  7,196,888
------------------------------------------------------------------------------------------------------------------
------------------
Electronic Arts,
Inc.(13)(14)(16)                   38,500           --     43,800        82,300   1,438,938            --    1,637,025
  3,075,963
------------------------------------------------------------------------------------------------------------------
------------------
Inference Corp., Cl. A                 --           --     55,000        55,000          --            --      976,250
  976,250
------------------------------------------------------------------------------------------------------------------
------------------
Microsoft
Corp.(13)(14)(16)                   6,700           --      9,800        16,500     883,563            --    1,292,375
  2,175,938
------------------------------------------------------------------------------------------------------------------
------------------
Nintendo Co. Ltd.                  31,500           --         --        31,500   2,022,222            --           --
2,022,222
------------------------------------------------------------------------------------------------------------------
------------------
Novell, Inc.(13)                   97,000           --    261,000       358,000   1,067,000            --
2,871,000    3,938,000
------------------------------------------------------------------------------------------------------------------
------------------
Sybase, Inc.(13)                   32,000           --     60,000        92,000     476,000            --      892,500
  1,368,500
------------------------------------------------------------------------------------------------------------------
------------------
Symantec Corp.(13)                 90,502           --    151,340       241,842     984,209            --
1,645,823    2,630,032
                                                                                ----------------------------------------------------
                                                                                 11,919,607            --   15,743,936   27,663,543
------------------------------------------------------------------------------------------------------------------
------------------
Electronics - 4.7%
------------------------------------------------------------------------------------------------------------------
------------------
Applied Materials,
Inc.(13)                               --        3,000         --         3,000             --      82,875          --       82,875
------------------------------------------------------------------------------------------------------------------
------------------
Hewlett-Packard Co.                31,500           --     71,500       103,000   1,535,625            --
3,485,625    5,021,250
------------------------------------------------------------------------------------------------------------------
------------------
Intel Corp.(14)(16)                54,000           --    119,800       173,800   5,153,625            --
11,433,413   16,587,038
------------------------------------------------------------------------------------------------------------------
------------------
Kyocera Corp.                      12,000           --     17,000        29,000     856,566            --    1,213,468
  2,070,034
------------------------------------------------------------------------------------------------------------------
------------------
LSI Logic Corp.(13)                36,500           --     50,700        87,200     848,625            --
1,178,775    2,027,400
------------------------------------------------------------------------------------------------------------------
------------------
Nokia Corp., Sponsored
ADR, A Shares(14)(16)              20,500           --     25,000        45,500     907,125            --
1,106,250    2,013,375
------------------------------------------------------------------------------------------------------------------
------------------
Proxima Corp.                          --           --     70,000        70,000          --            --      813,750
813,750
------------------------------------------------------------------------------------------------------------------
------------------
Samsung Electronics
(First New)(13)                        --           --         79            79          --            --        5,949        5,949
------------------------------------------------------------------------------------------------------------------
------------------
Samsung Electronics Co.                --           --        265           265          --            --       20,789
  20,789
------------------------------------------------------------------------------------------------------------------
------------------
VLSI Technology,
Inc.(13)                           51,200           --     85,800       137,000     832,000            --    1,394,250
  2,226,250
                                                                                ----------------------------------------------------
                                                                                 10,133,566        82,875   20,652,269
30,868,710
------------------------------------------------------------------------------------------------------------------
------------------
Telecommunications-
Technology - 2.1%
------------------------------------------------------------------------------------------------------------------
------------------
Airtouch Communications,
Inc.(13)                           32,900           --     45,500        78,400     908,863            --   1,256,938
  2,165,801
------------------------------------------------------------------------------------------------------------------
------------------
Bay Networks, Inc.(13)             19,180           --     26,870        46,050     522,655            --
732,208     1,254,863
------------------------------------------------------------------------------------------------------------------
------------------
Celcaribe SA(5)(13)                    --       65,040         --        65,040          --        94,308          --
  94,308
------------------------------------------------------------------------------------------------------------------
------------------
Cisco Systems, Inc.(13)            13,700           --     18,300        32,000     850,256            --
1,135,744    1,986,000
------------------------------------------------------------------------------------------------------------------
------------------
ECI Telecommunications
Ltd.(14)(16)                       45,000           --     57,500       102,500     945,000            --    1,207,500
  2,152,500
------------------------------------------------------------------------------------------------------------------
------------------
Kinnevik Investments AB
Free, Series B                         --           --     31,500        31,500          --            --      821,859
821,859
------------------------------------------------------------------------------------------------------------------
------------------
MCI Communications Corp.           89,000           --    110,000       199,000   2,280,625            --
 2,818,750    5,099,375
------------------------------------------------------------------------------------------------------------------
------------------
NetCom Systems AB,
B Shares                               --           --     31,500        31,500          --            --      353,922
353,922
                                                                                ----------------------------------------------------
                                                                                  5,507,399        94,308    8,326,921
13,928,628
------------------------------------------------------------------------------------------------------------------
------------------
Utilities - 2.4%
------------------------------------------------------------------------------------------------------------------
------------------
Electric Utilities
- 0.9%
------------------------------------------------------------------------------------------------------------------
------------------
Korea Electric
Power Corp.                        15,800           --     20,000        35,800     522,203            --      661,017
  1,183,220
------------------------------------------------------------------------------------------------------------------
------------------
Public Service Enterprise
Group, Inc.                        42,000           --     30,000        72,000   1,123,500            --      802,500
  1,926,000
------------------------------------------------------------------------------------------------------------------
------------------
Verbund Oest Electriz              17,100           --     25,200        42,300   1,182,642            --
1,742,840    2,925,482
                                                                                ----------------------------------------------------
                                                                                  2,828,345            --    3,206,357    6,034,702
------------------------------------------------------------------------------------------------------------------
------------------
Gas Utilities - 0.4%
------------------------------------------------------------------------------------------------------------------
------------------
Hong Kong & China
Gas Co. Ltd.                      374,488           --    471,648       846,136     636,817            --      802,038
  1,438,855
------------------------------------------------------------------------------------------------------------------
------------------
Southwestern Energy Co.                --           --     80,000        80,000          --            --    1,190,000
  1,190,000
                                                                                ----------------------------------------------------
                                                                                    636,817            --    1,992,038    2,628,855
------------------------------------------------------------------------------------------------------------------
------------------
Telephone Utilities
- 1.1%
------------------------------------------------------------------------------------------------------------------
------------------
BCE, Inc.                          30,600           --     34,000        64,600   1,308,150            --    1,453,500
  2,761,650
------------------------------------------------------------------------------------------------------------------
------------------
Portugal Telecom
SA(13)                             10,500           --     15,900        26,400     270,107            --      409,020
    679,127
------------------------------------------------------------------------------------------------------------------
------------------
U S West Communications
Group                              50,000           --     80,000       130,000   1,487,500            --    2,380,000
  3,867,500
                                                                                ----------------------------------------------------
                                                                                  3,065,757            --    4,242,520    7,308,277
                                                                                ----------------------------------------------------

Total Common Stocks
(Cost $103,868,767,
Cost $27,693,470,
Cost $175,755,182,
Combined $307,317,419)                                                          148,691,394    31,482,071
250,333,239  430,506,704

=====================================================================
===============================================================
Preferred Stocks - 0.8%
------------------------------------------------------------------------------------------------------------------
------------------
Alumax, Inc., $4.00 Cv.,
Series A                            6,333           --      6,333        12,666     861,288            --     861,288
1,722,576
------------------------------------------------------------------------------------------------------------------
------------------
California Federal Bank,
10.625% Non-Cum.,
Series B                               --          500         --           500          --        55,125           --       55,125
------------------------------------------------------------------------------------------------------------------
------------------
Cyprus Amax Minerals Co.,
$4.00 Cv., Series A                17,666           --     20,666        38,332     925,257            --
1,082,382    2,007,639
------------------------------------------------------------------------------------------------------------------
------------------
First Nationwide Bank,
11.50% Non-Cum.                        --        2,000         --         2,000          --       226,500           --
  226,500
------------------------------------------------------------------------------------------------------------------
------------------
Prime Retail, Inc.,
$19.00 Cv., Series B                   --       12,000         --        12,000          --       240,000           --
  240,000
------------------------------------------------------------------------------------------------------------------
------------------
Time Warner, Inc.,
10.25% Cum., Series K,
Exchangeable Preferred
Stock(5)(7)                           734           --         --           734     774,370            --           --
774,370
                                                                                ----------------------------------------------------

Total Preferred Stocks
(Cost $1,973,515,
Cost $551,813, Cost
$1,416,188, Combined
$3,941,516)                                                                       2,560,915       521,625    1,943,670
5,026,210

=====================================================================
===============================================================
Other Securities - 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
Kaiser Aluminum Corp.,
8.255% Cv. Preferred
Redeemable Increased
Dividend Equity
Securities (Cost
$25,344)                               --        2,400         --         2,400          --       27,000            --
27,000

                                                        Units
=====================================================================
===============================================================
Rights, Warrants and
Certificates - 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
American Telecasting, Inc.
Wts., Exp. 6/99                        --        2,000         --         2,000          --         9,000           --
9,000
------------------------------------------------------------------------------------------------------------------
------------------
Communication Cellular
SA Wts., Exp. 11/03(5)                 --          300         --           300          --         1,500           --
 1,500
------------------------------------------------------------------------------------------------------------------
------------------
Hong Kong & China Gas
Co. Ltd. Wts., Exp. 9/97           57,874           --     74,304       132,178      17,587            --
22,580       40,167
------------------------------------------------------------------------------------------------------------------
------------------
Hyperion Telecommuni-
cations, Inc. Wts.,
Exp. 4/01(5)                          500          400         --           900       5,000         4,000           --
9,000
------------------------------------------------------------------------------------------------------------------
------------------
In-Flight Phone Corp.
Wts., Exp. 8/02(5)                     --          300         --           300          --            --           --           --
                                                                                ----------------------------------------------------

Total Rights, Warrants
and Certificates
(Cost $15,337, Cost $0,
Cost $19,690, Combined
$35,027)                                                                            22,587         14,500       22,580       59,667

                                             Face Amount (1)
=====================================================================
===============================================================
Structured Instruments
- 0.3%
------------------------------------------------------------------------------------------------------------------
------------------
Bayerische Landesbank
Girozentrale, New York
Branch, 7.15% Deutsche
Mark Currency
Protected Yield Curve
CD, 7/25/97                $           -- $     70,000 $       -- $      70,000          --        69,454           --
  69,454
------------------------------------------------------------------------------------------------------------------
------------------
Canadian Imperial Bank
of Commerce, New York
Branch:
14% CD Linked Nts.,
11/25/96 (indexed to
the cross currency
rates of Greek Drachma
and European Currency
Unit)                                  --      550,000         --       550,000          --       543,070           --
543,070
16.75% CD Linked Nts.,
4/16/97 (indexed to
the Federation GKO,
Zero Coupon, 4/9/97)                   --      100,000         --       100,000          --        99,400           --
     99,400
17.30% CD Linked Nts.,
2/26/97 (indexed to
the Federation GKO,
Zero Coupon, 2/19/97)                  --      200,000         --       200,000          --       199,200           --
    199,200
------------------------------------------------------------------------------------------------------------------
------------------
Internationale Neder-
landen Bank NV, Prague
Branch, Zero Coupon
Promissory Nts., 10.486%,
4/28/97(6) CZK                         --    4,600,000         --     4,600,000          --       160,735           --
    160,735
------------------------------------------------------------------------------------------------------------------
------------------
Internationale Neder
landen (U.S.) Capital
Holdings Corp.:
Czech Koruna Linked
Nts., 11.60%, 12/23/96                 --       70,000         --        70,000          --        69,165           --
    69,165
Zero Coupon Chilean Peso
Linked Nts., 11.122%,
12/11/96(6)                            --      130,000         --       130,000          --       126,386           --
126,386
------------------------------------------------------------------------------------------------------------------
------------------
Salomon Brothers, Inc.,
Zero Coupon Chilean Peso
Indexed Enhanced Access
Nts.:
12.145%, 12/11/96(6)                   --       70,000         --        70,000          --        68,180           --
    68,180
10.853%, 12/18/96(6)                   --       70,000         --        70,000          --        67,914           --
    67,914
------------------------------------------------------------------------------------------------------------------
------------------
Swiss Bank Corp., New
York Branch, 6.60% CD
Linked Nts., 1/30/97
(indexed to the closing
Nikkei 225 Index on
1/23/97) NZD                           --      256,720         --       256,720          --       186,629           --
  186,629
------------------------------------------------------------------------------------------------------------------
------------------
United Mexican States
Linked Nts., 11/27/96
(indexed to the greater
of Cetes Option Amount
or USD LIBOR Option
Amount, 11/27/96)                      --      380,000         --       380,000          --       462,808           --
    462,808
                                                                                ----------------------------------------------------
Total Structured
Instruments
(Cost $2,010,133)                                                                        --     2,052,941           --
2,052,941

                                                    Contracts
=====================================================================
===============================================================
Put Options Purchased
- 0.0%
------------------------------------------------------------------------------------------------------------------
------------------
Italy (Republic of)
Treasury Bonds, Buoni
del Tesoro Poliennali,
9.50%, 5/1/01 Put Opt.
Date--7/97
Strike--$102.30                        --          211         --           211          --         1,057           --        1,057
------------------------------------------------------------------------------------------------------------------
------------------
Swiss Franc Put Opt.
Date--10/96
Strike--1.22 CHF                       --      885,245         --       885,245          --        23,628           --
   23,628
                                                                                ----------------------------------------------------

Total Put Options
Purchased (Cost $12,370)                                                                 --        24,685           --
24,685

=====================================================================
===============================================================
Repurchase Agreements - 8.5%
------------------------------------------------------------------------------------------------------------------
------------------
Repurchase agreement
with Zion First
National Bank, 5.62%,
dated 9/30/96, to be
repurchased at
$24,003,747 on 10/1/96,
collateralized by U.S.
Treasury Nts., 5.75%-
8.875%, 5/15/97-8/15/04,
with a value
of $24,493,438             $   24,000,000 $         -- $       -- $  24,000,000  24,000,000            --
  --   24,000,000
------------------------------------------------------------------------------------------------------------------
------------------
Repurchase agreement
with PaineWebber, Inc.,
5.62%, dated 9/30/96, to
be repurchased at
$2,100,328 on 10/1/96,
collateralized by U.S.
Treasury Bonds, 6.75%,
8/15/26, with a value of
$2,067,056 and U.S.
Treasury Nts., 6.125%,
5/15/98, with a value
of $77,236                             --    2,100,000         --     2,100,000          --      2,100,000          --
2,100,000
------------------------------------------------------------------------------------------------------------------
------------------
Repurchase agreement
with Zion First
National Bank, 5.62%,
dated 9/30/96, to be
repurchased at
$29,004,527 on 10/1/96,
collateralized by U.S.
Treasury Nts., 5.75%-
8.875%, 5/15/97-8/15/04,
with a value of
$29,596,238                            --           -- 29,000,000    29,000,000          --            --   29,000,000
 29,000,000
                                                                                ----------------------------------------------------

Total Repurchase
Agreements (Cost
$24,000,000, Cost
$2,100,000, Cost
$29,000,000,
Combined $55,100,000)                                                            24,000,000     2,100,000   29,000,000
 55,100,000

------------------------------------------------------------------------------------------------------------------
------------------
Total Investments, at
Value (Cost
$241,674,276,
Cost $75,252,756,
Cost $210,233,490,
Combined $316,927,032)     100.0%         104.6%       101.1%     101.0%        $291,465,285 $
80,295,960 $286,243,139 $658,004,384
------------------------------------------------------------------------------------------------------------------
------------------
Liabilities in Excess
of Other Assets             (0.0)          (4.6)        (1.1)      (1.0)             (23,538)  (3,509,389)
(3,166,481)  (6,699,408)
                           ------         ------       ------     ------        ----------------------------------------------------
Net Assets                 100.0%         100.0%       100.0%     100.0%        $291,441,747 $ 76,786,571
$283,076,658 $651,304,976
                           ======         ======       ======     ======
====================================================

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD - Australian Dollar                          IEP - Irish Punt
CAD - Canadian Dollar                            ITL - Italian Lira
CHF - Swiss Franc                                JPY - Japanese Yen
CZK - Czech Koruna                               MXP - Mexican Peso
DEM - German Deutsche Mark                       NZD - New Zealand Dollar
DKK - Danish Krone                               PLZ - Polish Zloty
ESP - Spanish Peseta                             SEK - Swedish Krona
GBP - British Pound Sterling                     THB - Thai Baht
IDR - Indonesian Rupiah                          ZAR - South African Rand
2. When-issued security to be delivered and settled after September 30, 1996.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. Represents the current interest rate for a variable rate security.
5. Identifies issues considered to be illiquid.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Interest or dividend is paid in kind.
8. Represents the current interest rate for an increasing rate security.
9. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
11. Securities with an aggregate market value of $328,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts.
12. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,639,102 or 0.45% the combined net assets, at September 30, 1996.
13. Non-income producing security.

14.  A sufficient amount of securities has been designated to cover outstanding call options, as follows:
                                                                                                                            Market
                                                            Shares                                                          Value
                                                            Subject   Expiration           Exercise      Premium            See

                                                            to Call   Date                 Price         Received           Note 1
------------------------------------------------------------------------------------------------------------------
------------------

AMR Corp.                                                    3,200    1/97                 $ 95          $  8,300           $
3,200
------------------------------------------------------------------------------------------------------------------
------------------
American International Group, Inc.                           1,600    2/97                  100             5,752
        9,400
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                            7,200    1/97                   50            25,175
106,200
------------------------------------------------------------------------------------------------------------------
------------------
American Re Corp.                                            4,500    10/96                  65             4,927
   563
------------------------------------------------------------------------------------------------------------------
------------------
Bristol-Myers Squibb Co.                                     4,400    12/96                  95             7,568
  18,700
------------------------------------------------------------------------------------------------------------------
------------------
Chase Manhattan Corp. (New)                                 19,000    3/97                   80            73,053
       114,000
------------------------------------------------------------------------------------------------------------------
------------------
Citicorp                                                     2,000    1/97                   90             9,440            11,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                     10,800    1/97                   55            34,775
          87,750
------------------------------------------------------------------------------------------------------------------
------------------
Computer Associates International, Inc.                     10,800    1/97                   60            50,974
          67,500
------------------------------------------------------------------------------------------------------------------
------------------
Digital Equipment Corp.                                      3,400    1/97                   45             7,123
  4,250
------------------------------------------------------------------------------------------------------------------
------------------
ECI Telecommunications Ltd.                                  9,000    2/97                   25            16,604
      12,375
------------------------------------------------------------------------------------------------------------------
------------------
Electronic Arts, Inc.                                        8,400    3/97                   30            30,197
87,150
------------------------------------------------------------------------------------------------------------------
------------------
Gymboree Corp.                                               6,600    1/97                   35             8,877
14,438
------------------------------------------------------------------------------------------------------------------
------------------
IBP, Inc.                                                   27,000    11/96                  25            59,938            10,125
------------------------------------------------------------------------------------------------------------------
------------------
Intel Corp.                                                 10,800    1/97                   90            33,425
113,400
------------------------------------------------------------------------------------------------------------------
------------------
Manor Care, Inc.                                             4,200    4/97                   40             5,649
9,713
------------------------------------------------------------------------------------------------------------------
------------------
Medtronic, Inc.                                              3,800    2/97                   55            12,236
40,850
------------------------------------------------------------------------------------------------------------------
------------------
Microsoft Corp.                                              6,700    1/97                  125            60,097
97,150
------------------------------------------------------------------------------------------------------------------
------------------
NationsBank Corp.                                           13,000    2/97                   90            67,858
47,124
------------------------------------------------------------------------------------------------------------------
------------------
Nokia Corp., Sponsored ADR, A Shares                         4,000    4/97                   45            10,880
          18,500
------------------------------------------------------------------------------------------------------------------
------------------
Toys 'R' Us, Inc.                                            6,400    3/97                   35             6,608             3,200
------------------------------------------------------------------------------------------------------------------
------------------
Xerox Corp.                                                  6,000    1/97                   55            12,738
18,750
                                                                                                         ---------------------------
                                                                                                         $552,194          $896,088

===========================

15.  A sufficient amount of securities have been designated to cover outstanding written call options, as follows:

                                                  Contracts/Face      Expiration     Exercise             Premium
Market Value
                                                  Subject to Call     Date           Price                Received      See Note
1
------------------------------------------------------------------------------------------------------------------
------------------

Call Option on Australian Dollar                           461,100    10/96           1.258 AUD           $ 3,074
     $       555
------------------------------------------------------------------------------------------------------------------
------------------
Call Option on New Zealand Dollar                          191,675    10/96           1.435 NZD
930             1,131
------------------------------------------------------------------------------------------------------------------
------------------
Call Option on New Zealand Dollar                          163,560    10/96           1.437 NZD
816             1,112
------------------------------------------------------------------------------------------------------------------
------------------
Call Option on Swiss Franc                                 939,130    10/96           1.15 CHF              2,047
              94
------------------------------------------------------------------------------------------------------------------
------------------
Call Option on U.S. Treasury Nts., 6%, 2/15/26             500,000    10/96          $90.438
3,711             1,016
                                                                                                          --------------------------
                                                                                                          $10,578       $     3,908

==========================

16.  A sufficient amount of securities have been designated to cover outstanding written call options, as follows:
                                                             Shares
                                                             Subject  Expiration     Exercise            Premium        Market
Value
                                                             to Call  Date           Price               Received       See Note
1
------------------------------------------------------------------------------------------------------------------
------------------

AMR, Corp.                                                   4,800    1/97           $       95          $ 12,456       $
4,800
------------------------------------------------------------------------------------------------------------------
------------------
American International Group, Inc.                           2,600    2/97                  100             9,347
       15,275
------------------------------------------------------------------------------------------------------------------
------------------
American Re, Corp                                            9,600    11/96                  50            33,566
141,600
------------------------------------------------------------------------------------------------------------------
------------------
American Re, Corp                                            6,100    10/96                  65             6,679
   763
------------------------------------------------------------------------------------------------------------------
------------------
Bristol-Myers Squibb, Co.                                    9,600    12/96                  95            16,511
   40,800
------------------------------------------------------------------------------------------------------------------
------------------
Chase Manhattan, Corp. (New)                                18,500    3/97                   80            71,130
       111,000
------------------------------------------------------------------------------------------------------------------
------------------
Citicorp                                                     3,200    1/97                   90            15,103            18,800
------------------------------------------------------------------------------------------------------------------
------------------
Comupter Associates International, Inc.                     13,200    1/97                   55            42,503
         107,250
------------------------------------------------------------------------------------------------------------------
------------------
Comupter Associates International, Inc.                     13,200    1/97                   60            62,302
          82,500
------------------------------------------------------------------------------------------------------------------
------------------
Digital Equipment, Corp.                                     4,800    1/97                   45            10,056
   6,000
------------------------------------------------------------------------------------------------------------------
------------------
ECI Telecommunications Ltd.                                 11,500    2/97                   25            21,217
       15,813
------------------------------------------------------------------------------------------------------------------
------------------
Electronic Arts, Inc.                                        9,600    3/97                   30            34,511
99,600
------------------------------------------------------------------------------------------------------------------
------------------
Gymboree, Corp.                                             12,000    1/97                   35            16,139
26,250
------------------------------------------------------------------------------------------------------------------
------------------
IBP, Inc.                                                   31,500    11/96                  25            69,928            11,813
------------------------------------------------------------------------------------------------------------------
------------------
Intel, Corp.                                                22,000    1/97                   90            68,088
231,000
------------------------------------------------------------------------------------------------------------------
------------------
Manor Care, Inc.                                             6,000    4/97                   40             8,070
13,875
------------------------------------------------------------------------------------------------------------------
------------------
Medtronic, Inc.                                              4,000    2/97                   55            12,880
43,000
------------------------------------------------------------------------------------------------------------------
------------------
Microsoft, Corp.                                             9,800    1/97                   63            87,903
142,100
------------------------------------------------------------------------------------------------------------------
------------------
Nationsbank, Corp.                                          14,400    2/97                   90            75,165
52,200
------------------------------------------------------------------------------------------------------------------
------------------
Nokia Corp., A Shares, Sponsored ADR                         5,000    4/97                   45            13,600
          23,125
------------------------------------------------------------------------------------------------------------------
------------------
Sofamor Danek Group, Inc.                                    2,400    3/97                   30            11,028
     11,100
------------------------------------------------------------------------------------------------------------------
------------------
Toys 'R' Us, Inc.                                           14,000    3/97                   35            14,454
7,000
------------------------------------------------------------------------------------------------------------------
------------------
Xerox, Corp.                                                22,000    1/97                   55            46,704
68,750
                                                                                                         ---------------------------
                                                                                                         $759,339       $ 1,274,413

===========================